UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CM SEVEN STAR ACQUISITION

CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Ordinary shares, par value $.0001 per share (“Ordinary Shares”)

(2)	Aggregate number of securities to which transaction applies:

33,000,000 ordinary shares (which includes 4,715,700 shares underlying an equity incentive plan) of CM Seven Star Acquisition Corporation to be issued to Renren Inc. pursuant to that certain Share Exchange Agreement, dated November 2, 2018, by and among CM Seven Star Acquisition Corporation, a Cayman Islands company, Kaixin Auto Group, a Cayman Islands company, and Renren Inc., a Cayman Islands company.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction was calculated based on the high and low bid price for the ordinary shares on November 12, 2018 ($10.074).

(4)	Proposed maximum aggregate value of transaction:

$332,442,000

(5)	Total fee paid: $40,291.97

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF CM SEVEN STAR ACQUISITION CORPORATION

Proxy Statement dated March 29, 2019
and first mailed to shareholders on or about March 29, 2019

Dear Shareholders:

You are cordially invited to attend the annual general meeting of CM Seven Star’s shareholders. CM Seven Star is a Cayman Islands exempted company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

Holders of the ordinary shares of CM Seven Star will be asked to approve the share exchange agreement, dated as of November 2, 2018, or the “Share Exchange Agreement”, by and among CM Seven Star, Kaixin Auto Group (“Kaixin”) and Renren Inc. (the “Seller”), and the other related proposals. The Seller owns 100% of the issued and outstanding shares in or of Kaixin.

Upon the closing of the transactions contemplated in the Share Exchange Agreement, CM Seven Star will acquire 100% of the issued and outstanding securities of Kaixin, in exchange for approximately 28.3 million ordinary shares of CM Seven Star. An additional 4.7 million shares of CM Seven Star will be issued at closing in exchange for currently outstanding options in Kaixin or reserved for issuance under an equity incentive plan. Additionally, 19.5 million earnout shares are to be issued and held in escrow. The Seller may be entitled to receive earnout shares as follows: (1) if the Company’s gross revenue for the year ended December 31, 2019 is greater than or equal to RMB 5,000,000,000, the Seller is entitled to receive 1,950,000 ordinary shares of CM Seven Star; (2) if the Company’s adjusted EBITDA for the year ended December 31, 2019 is greater than or equal to RMB 150,000,000, the Seller is entitled to receive 3,900,000 ordinary shares of CM Seven Star, increasing proportionally to 7,800,000 ordinary shares if Company’s adjusted EBITDA is greater than or equal to RMB 200,000,000; and (3) if the Company’s adjusted EBITDA for the year ended December 31, 2020 is greater than or equal to RMB 340,000,000, the Seller is entitled to receive 4,875,000 ordinary shares of CM Seven Star, increasing proportionally to 9,750,000 ordinary shares if the Company’s adjusted EBITDA is greater than or equal to RMB 480,000,000. The definition of adjusted EBITDA is set forth on page 15 of this proxy statement.

Notwithstanding the Revenue and Adjusted EBITDA achieved by the post-transaction company for any period, Renren will receive the 2019 earnout shares if the stock price of CM Seven Star is higher than $13.00 for any sixty days in any period of ninety consecutive trading days during an fifteen month period following the closing, and will receive the 2019 earnout shares and the 2020 earnout shares if the stock price of CM Seven Star is higher than $13.50 for any sixty days in any period of ninety consecutive trading days during a thirty month period following the closing.

The transactions contemplated under the Share Exchange Agreement relating to the business combination are referred to in this proxy statement as the “Business Combination.”

As of March 28, 2019, there was approximately $213,668,623 in CM Seven Star’s trust account. On March 28, 2019, the record date for the annual general meeting of shareholders, the last sale price of CM Seven Star’s ordinary shares was $7.76.

Each shareholder’s vote is very important. Whether or not you plan to attend the CM Seven Star annual general meeting in person, please submit your proxy card without delay. Shareholders may revoke proxies at any time before they are voted at the meeting. Voting by proxy will not prevent a shareholder from voting in person if such shareholder subsequently chooses to attend the CM Seven Star annual general meeting.

We encourage you to read this proxy statement carefully. In particular, you should review the matters discussed under the caption “Risk Factors” beginning on page 18.

CM Seven Star’s board of directors unanimously recommends that CM Seven Star shareholders vote “FOR” approval of each of the proposals.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Business Combination or otherwise, or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

Sing Wang
Chief Executive Officer of
CM Seven Star Acquisition Corporation

March 29, 2019

HOW TO OBTAIN ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about CM Seven Star that is not included or delivered herewith. If you would like to receive additional information or if you want additional copies of this document, agreements contained in the appendices or any other documents filed by CM Seven Star with the Securities and Exchange Commission, such information is available without charge upon written or oral request. Please contact the following:

Suite 1306, 13/F, AIA Central, Connaught Road

Central, Hong Kong
Telephone: +852 3796 2750

If you would like to request documents, please do so no later than April 19, 2019 to receive them before CM Seven Star’s annual general meeting. Please be sure to include your complete name and address in your request. Please see “Where You Can Find Additional Information” to find out where you can find more information about CM Seven Star and Kaixin. You should rely only on the information contained in this proxy statement in deciding how to vote on the Business Combination. Neither CM Seven Star, Kaixin nor the Seller has authorized anyone to give any information or to make any representations other than those contained in this proxy statement. Do not rely upon any information or representations made outside of this proxy statement. The information contained in this proxy statement may change after the date of this proxy statement. Do not assume after the date of this proxy statement that the information contained in this proxy statement is still correct.

USE OF CERTAIN TERMS

Unless otherwise stated in this proxy statement, references in this proxy statement to:

●	“Average selling price” are to aggregate gross selling price of Kaixin’s cars to customers in a given period, divided by the total number of cars sold in the same period. These car sales transactions are recognized as auto sales revenue in full for cars sold out of Kaixin’s inventory, and proportionally for cars sourced by Kaixin Affiliated Network Dealers that Kaixin’s Dealerships sell subject to profit-sharing agreements;

●	“CAGR” are to compound annual growth rate;

●	“car parc” are to the total number of light vehicles, including cars, sport utility vehicles and light trucks in a region or market at a specific point in time;

●	China” and the “PRC” are to the People’s Republic of China, excluding, for the purposes of this proxy statement only, Taiwan, the Hong Kong Special Administrative Region and the Macao Special Administrative Region;

●	“CM Seven Star,” “we,” “us” or “our company” are to CM Seven Star Acquisition Corporation;

●	“Dealerships” are to Kaixin’s dealership businesses operated by special purpose holding companies in which Kaixin possesses majority ownership and voting control;

●	“Dealership Outlets” are to retail premises operated by Kaixin’s Dealerships;

●	“GMV” are to gross merchandise value of car sales transactions as measured by gross selling price, excluding service fees unrelated to the sales; GMV includes the full sales price of cars sold out of Kaixin’s own inventory, cars sourced by Affiliated Network Dealers, as well as cars sold when Kaixin acts as an agent for third party dealers under consignment sale arrangements. Revenue related to car sold out of Kaixin’s inventory is recognized as automobile sales revenue in full sales price. Revenue is recognized on a net basis for car sourced by Affiliated Network Dealers and cars sold under consignment sale arrangements;

●	“Loan Facilitation Volume” are to aggregate principal amount of car financing loans extended for a given period. As Kaixin is not the lender for such transactions, it recognizes origination fees as other revenues;

●	“Kaixin” are to Kaixin Auto Group, a wholly-owned subsidiary of the Seller, and its subsidiaries and consolidated affiliated entities, as the context requires; and depending on the context, may also include the platform partners within Kaixin’s network;

●	“Kaixin Affiliated Network Dealers” are to other in-network dealers who provide automobile inventory to Kaixin’s Dealerships and which are marketed pursuant to profit-sharing arrangements with Kaixin;

●	“other in-network dealers” are to other dealerships with which Kaixin has commercial relationships, including consumer financing referrals or who are users of Kaixin’s Dealer SaaS platform;

●	“Plans” are to the Shanghai Renren Finance Leasing Asset-Backed Special Plans, which Kaixin consolidates in its financial statements;

●	“RMB” or “Renminbi” are to the legal currency of China;

●	“Renren” or the “Seller” are to Renren Inc., and its subsidiaries and consolidated affiliated entities, as the context requires;

●	“SaaS” are to “software-as-a-service;”

●	U.S. Dollars,” “US$” and “$” refer to the legal currency of the United States;

●	“U.S. GAAP” are to accounting principles generally accepted in the United States; and

●	“variable interest entity” or “VIE” are to Kaixin’s variable interest entities, Shanghai Qianxiang Changda Internet Information Technologies Development Co., Ltd., or Qianxiang Changda, and Shanghai Jieying Auto Retail Co., Ltd., or Shanghai Jieying, which are 100% owned by PRC citizens and a PRC entity owned by PRC citizens. Shanghai Jieying possesses an ICP license to operate value-added telecommunications business; Each of the VIEs is consolidated into Kaixin’s consolidated financial statements in accordance with U.S. GAAP as if they were its wholly-owned subsidiaries.

The reporting currency of each of CM Seven Star and Kaixin is the U.S. dollar. This proxy statement also contains translations of certain foreign currency amounts into U.S. dollars for the convenience of the reader. Unless otherwise stated, all translations of Renminbi into U.S. dollars were made at RMB6.5063 to US$1.00, the exchange rate set forth in the H.10 statistical release of the Federal Reserve Board on December 29, 2017. We make no representation that the Renminbi or U.S. dollar amounts referred to in this proxy statement could have been or could be converted into U.S. dollars or Renminbi, as the case may be, at any particular rate or at all. On March 28, 2019, the noon buying rate for Renminbi was RMB 6.7390 to US$1.00.

CM SEVEN STAR ACQUISITION CORPORATION

Suite 1306, 13/F, AIA Central, Connaught Road

Central, Hong Kong

Attn: Sing Wang
Telephone: +852 3796 2750

NOTICE OF ANNUAL GENERAL MEETING OF
CM SEVEN STAR ACQUISITION CORPORATION SHAREHOLDERS
To Be Held on April 24, 2019

To CM Seven Star Acquisition Corporation (“CM Seven Star”) Shareholders:

An annual general meeting of shareholders of CM Seven Star will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, on April 24, 2019, at 10:00 a.m., for the following purposes:

●          To approve the Share Exchange Agreement and the transactions contemplated thereunder, including but not limited to the acquisition of all of the issued and outstanding shares and any other equity interests of Kaixin from the Seller, as provided for in the Share Exchange Agreement and the consideration paid to the Seller and the earn-out consideration by way of new issue of ordinary shares credited as fully paid in accordance with the Share Exchange Agreement, or the “Business Combination.” This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

●          To approve increase in the number of authorized ordinary shares to 500,000,000 and removal of the class of preferred shares. This proposal is referred to as the “Authorized Share Increase Proposal” or “Proposal No. 2.”

●          To approve as a special resolution the change of CM Seven Star’s name to Kaixin Auto Holdings and the adoption of the Second Amended and Restated Memorandum and Articles of Association of CM Seven Star as further described herein. This proposal is referred to as the “Amendment Proposal” or “Proposal No. 3.”

●          To approve the issuance of more than 20% of the issued and outstanding ordinary shares of CM Seven Star pursuant to the terms of the Share Exchange Agreement, as required by Nasdaq Listing Rules 5635(a) and (d). This proposal is referred to as the “Nasdaq Proposal” or “Proposal No. 4.”

●          To approve the 2018 CM Seven Star Equity Incentive Plan. This proposal is referred to as the “Equity Incentive Plan Proposal” or “Proposal No. 5.”

●          To elect the directors of CM Seven Star, each to serve for a term of one year and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Election Proposal” or “Proposal No. 6.”

●          To approve the adjournment of the annual general meeting in the event CM Seven Star does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 7.”

Proposals 1 through 7 are sometimes collectively referred to herein as the “Proposals.”

As of March 28, 2019, there were 26,323,092 ordinary shares of CM Seven Star issued and outstanding and entitled to vote. Only CM Seven Star shareholders who hold ordinary shares of record as of the close of business on March 28, 2019 are entitled to vote at the annual general meeting or any adjournment of the annual general meeting. This proxy statement is first being mailed to shareholders on or about March 29, 2019. Approval of the Business Combination Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal and the Business Combination Adjournment Proposal will each require the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares present and entitled to vote at the annual general meeting or any adjournment thereof; provided, however, that if 20,413,626 or more of the ordinary shares purchased in the IPO demand redemption of their ordinary shares, then the Business Combination will not be completed. Approval of the Authorized Share Increase Proposal and the Amendment Proposal will require the affirmative vote of the holders of two-thirds of the issued and outstanding ordinary shares present and entitled to vote at the annual general meeting. Attending the annual general either in person or by proxy and abstaining from voting will have the same effect as voting against all the Proposals and each nominee for election as a director and, assuming a quorum is present, broker non-votes will have no effect on any of the Proposals.

CM Seven Star currently has authorized share capital of 202,000,000 shares consisting of 200,000,000 ordinary shares with a par value of $0.0001 per share and 2,000,000 preferred shares with a par value of $0.0001 per share.

Holders of CM Seven Star’s ordinary shares will not be entitled to appraisal rights under Cayman Islands law in connection with the Business Combination.

Whether or not you plan to attend the annual general meeting in person, please submit your proxy card without delay to Advantage Proxy not later than the time appointed for the annual general meeting or adjourned meeting. Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the annual general meeting. If you fail to return your proxy card and do not attend the meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the annual general meeting. You may revoke a proxy at any time before it is voted at the annual general meeting by executing and returning a proxy card dated later than the previous one, by attending the annual general meeting in person and casting your vote by ballot or by submitting a written revocation to CM Seven Star at CM Seven Star Acquisition Corporation, Suite 1306, 13/F, AIA Central, Connaught Road, Central, Hong Kong, Attention: Sing Wang, Telephone: +852 3796 2750, that is received by us before we take the vote at the annual general meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

CM Seven Star’s board of directors unanimously recommends that CM Seven Star shareholders vote “FOR” approval of each of the Proposals.

By order of the Board of Directors,

Sing Wang
Chief Executive Officer of
CM Seven Star Acquisition Corporation

March 29, 2019

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR CM SEVEN STAR shareholders

Q:	What is the purpose of this document?

A:           CM Seven Star Acquisition Corporation, a Cayman Islands company, or CM Seven Star, and Renren Inc., a Cayman Islands company (the “Seller”), have agreed to a business combination under the terms of a Share Exchange Agreement, dated as of November 2, 2018, by and among CM Seven Star, the Seller and Kaixin Auto Group, a Cayman Islands company and wholly-owned subsidiary of the Seller, and the other related proposals. The consummation of the transactions contemplated by the Share Exchange Agreement are referred to as the Business Combination and the proposal to approve the Business Combination is referred to as the Business Combination Proposal. The Share Exchange Agreement is attached to this proxy statement as Annex A, and is incorporated into this proxy statement by reference. You are encouraged to read this proxy statement, including “Risk Factors” and all the annexes hereto.

CM Seven Star shareholders are being asked to consider and vote upon a proposal to adopt the Share Exchange Agreement, pursuant to which CM Seven Star will acquire all of the issued and outstanding shares and other equity interests of Kaixin from the Seller, and related proposals.

The units that were issued in CM Seven Star’s initial public offering, or the CM Seven Star Units, each consist of one ordinary share of CM Seven Star, par value $0.0001 per share, or the CM Seven Star Shares, one-half of a redeemable warrant, each whole redeemable warrant entitling the holder thereof to purchase one CM Seven Star Share, or the CM Seven Star Warrants, and one right to receive one-tenth (1/10) of an ordinary share upon the consummation of an initial business combination, or the CM Seven Star Rights. CM Seven Star shareholders (except for initial shareholders or officers or directors of CM Seven Star) will be entitled to redeem their CM Seven Star ordinary shares for a pro rata share of the trust account (currently anticipated to be no less than approximately $10.35 per share for shareholders) net of taxes payable.

The CM Seven Star Units, CM Seven Star Shares, CM Seven Star Warrants, and CM Seven Star Rights are currently listed on the Nasdaq Stock Market.

This proxy statement contains important information about the proposed Business Combination and the other matters to be acted upon at the annual general meeting of CM Seven Star shareholders. You should read it carefully.

Q:	What is being voted on?

A:           Below are the proposals on which CM Seven Star shareholders are being asked to vote:

●          To approve the Share Exchange Agreement and the transactions contemplated thereunder, including but not limited to the acquisition of all of the issued and outstanding shares and any other equity interests of Kaixin from the Seller, as provided for in the Share Exchange Agreement and the consideration paid to the Seller and the earn-out consideration by way of new issue of ordinary shares credited as fully paid in accordance with the Share Exchange Agreement, or the “Business Combination.” This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

●          To approve increase in the number of authorized ordinary shares to 500,000,000 and removal of the class of preferred shares. This proposal is referred to as the “Authorized Share Increase Proposal” or “Proposal No. 2.”

●          To approve as a special resolution the change of CM Seven Star’s name to Kaixin Auto Holdings and the adoption of the Second Amended and Restated Memorandum and Articles of Association of CM Seven Star as further described herein. This proposal is referred to as the “Amendment Proposal” or “Proposal No. 3.”

●          To approve the issuance of more than 20% of the issued and outstanding ordinary shares of CM Seven Star pursuant to the terms of the Share Exchange Agreement, as required by Nasdaq Listing Rules 5635(a) and (d). This proposal is referred to as the “Nasdaq Proposal” or “Proposal No. 4.”

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●          To approve the 2018 CM Seven Star Equity Incentive Plan. This proposal is referred to as the “Equity Incentive Plan Proposal” or “Proposal No. 5.”

●          To elect the directors of CM Seven Star, each to serve for a term of one year and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Election Proposal” or “Proposal No. 6.”

●          To approve the adjournment of the annual general meeting in the event CM Seven Star does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 7.”

Q:	Do any of CM Seven Star’s directors or officers have interests that may conflict with my interests with respect to the Business Combination?

A:          CM Seven Star’s directors and officers may have interests in the Business Combination that are different from your interests as a shareholder. You should keep in mind the following interests of CM Seven Star’s directors and officers:

On July 11, 2017, the Company issued 4,312,500 ordinary shares to our initial shareholders for an aggregate amount of $25,000. On October 25, 2017, an additional 862,500 ordinary shares of CM Seven Star were issued to the initial shareholders for an aggregate amount of $6,038. The 5,175,000 Insider Shares include an aggregate of up to 675,000 shares that were subject to forfeiture to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the initial shareholders would own 20% of CM Seven Star’s issued and outstanding shares after the IPO. Simultaneous with the consummation of the IPO, we consummated the private placement of 475,000 private Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $4,750,000. The Private Placement Units were purchased by CM Seven Star’s sponsor. The underwriters exercised the over-allotment in part and on November 3, 2017, CM Seven Star consummated the private sale of an additional 52,726 private units to its sponsor, generating gross proceeds of $527,260. On November 3, 2017, the underwriters cancelled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, we cancelled an aggregate of 15,927 insider shares issued to our sponsor prior to the IPO.

If CM Seven Star does not consummate the Business Combination by April 30, 2019, CM Seven Star will be required to dissolve and liquidate and the securities held by CM Seven Star’s insiders will be worthless because such holders have agreed to waive their rights to any liquidation distributions.

Approval of the Business Combination Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares of CM Seven Star present and entitled to vote at the annual general meeting; provided, however, that if 20,413,626 or more of the holders of CM Seven Star ordinary shares exercise their redemption rights then the Business Combination will not be completed. Approval of the Authorized Share Proposal and the Amendment Proposal will require the approval of at least two-thirds of the CM Seven Star ordinary shares present and entitled to vote at the annual general meeting. As of the record date of the annual general meeting of CM Seven Star shareholders, 5,686,799 shares held by CM Seven Star’s initial shareholders, or approximately 21.6% of the outstanding CM Seven Star ordinary shares, would be voted in favor of each of the Proposals.

In addition, the exercise of CM Seven Star’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in CM Seven Star shareholders’ best interests.

Q:	When and where is the annual general meeting of CM Seven Star’s shareholders?

A:           The annual general meeting of CM Seven Star shareholders will take place at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 on April 24, 2019, at 10:00 a.m.

Q:	Who may vote at the annual general meeting of shareholders?

A:           Only holders of record of CM Seven Star ordinary shares as of the close of business on March 28, 2019 may vote at the annual general meeting of shareholders. As of March 28, 2019, there were 26,323,092 CM Seven Star ordinary shares outstanding and entitled to vote. Please see “Annual General Meeting of CM Seven Star Shareholders — Record Date; Who is Entitled to Vote” for further information.

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Q:	What is the quorum requirement for the annual general meeting of shareholders?

A:           Shareholders representing a majority of the ordinary shares issued and outstanding as of the record date and entitled to vote at the annual general meeting must be present in person or represented by proxy in order to hold the annual general meeting and conduct business. This is called a quorum. CM Seven Star ordinary shares will be counted for purposes of determining if there is a quorum if the shareholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card. In the absence of a quorum, the annual general meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time or place as the directors may determine.

Q:	What vote is required to approve the Proposals?

A:           Approval of the Business Combination Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares of CM Seven Star present and entitled to vote at the annual general meeting; provided, however, that if 20,413,626 or more of the holders of CM Seven Star ordinary shares exercise their redemption rights then the Business Combination will not be completed. Approval of the Authorized Share Increase Proposal and the Amendment Proposal will require the approval of at least two-thirds of the CM Seven Star ordinary shares present and entitled to vote at the annual general meeting. Attending the annual general meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the Proposals and each nominee for election as a director and, assuming a quorum is present, broker non-votes will have no effect on the Proposals.

Q:	Are the proposals conditioned on one another?

A: Yes. The Business Combination Proposal and the Nasdaq Proposal are conditioned upon the approval of the Amendment Proposal. The Amendment Proposal is conditioned upon the approval of the Business Combination Proposal and the Nasdaq Proposal. The Equity Incentive Plan Proposal is conditioned upon the approval of the other proposals.

Q:	How will the initial shareholders vote?

A:           CM Seven Star’s initial shareholders, who as of March 28, 2019 owned 5,686,799 CM Seven Star ordinary shares, or approximately 21.6% of the outstanding CM Seven Star ordinary shares, have agreed to vote their respective ordinary shares acquired by them prior to the initial public offering in favor of the Business Combination Proposal and related proposals. CM Seven Star’s initial shareholders have also agreed that they will vote any shares they purchase in the open market in or after the IPO in favor of each of the Proposals.

Q:	Am I required to vote in order to have my ordinary shares redeemed?

A:           No. You are not required to vote in order to have the right to demand that CM Seven Star redeem your ordinary shares for cash equal to your pro rata share of the aggregate amount then on deposit in the trust account (before payment of deferred underwriting commissions and including interest earned on their pro rata portion of the trust account, net of taxes payable). These rights to demand redemption of CM Seven Star ordinary shares for cash are sometimes referred to herein as redemption rights. If the Business Combination is not completed, then holders of CM Seven Star ordinary shares electing to exercise their redemption rights will not be entitled to receive such payments.

Q:	How do I exercise my redemption rights?

A:           If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern time on April 22, 2019 (two (2) business days before the annual general meeting), that CM Seven Star redeem your shares into cash; and (ii) submitting your request in writing to CM Seven Star’s transfer agent, at the address listed at the end of this section and delivering your shares to CM Seven Star’s transfer agent physically or electronically using the DWAC system at least two (2) business days prior to the vote at the meeting.

Any corrected or changed written demand of redemption rights must be received by CM Seven Star’s transfer agent two (2) business days prior to the annual general meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two (2) business days prior to the vote at the meeting.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination and whether or not they are holders of CM Svene Star shares as of the Record Date. Any public shareholder who hold shares of CM Star shares on or before April 22, 2019 (two (2) business days before the annual general meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, at the consummation of the Business Combination).

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Q:	How can I vote?

A:           If you were a holder of record CM Seven Star ordinary shares on March 28, 2019, the record date for the annual general meeting of CM Seven Star shareholders, you may vote with respect to the applicable proposals in person at the annual general meeting of CM Seven Star shareholders, or by submitting a proxy by mail so that it is received prior to 9:00 a.m. on April 24, 2019, in accordance with the instructions provided to you under “Annual Meeting of CM Seven Star Shareholders.” If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the annual general meeting of CM Seven Star shareholders and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:           No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. CM Seven Star believes the Proposals are non-discretionary and, therefore, your broker, bank or nominee cannot vote your shares without your instruction. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Proposals. If you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.” Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your CM Seven Star shares in accordance with directions you provide.

Q:	What if I abstain from voting or fail to instruct my bank, brokerage firm or nominee?

A:           CM Seven Star will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for the purposes of determining whether a quorum is present at the annual general meeting of CM Seven Star shareholders. For purposes of approval, an abstention on any Proposals will have the same effect as a vote “AGAINST” such Proposal or any nominee for director.

Q:	Can I change my vote after I have mailed my proxy card?

A:           Yes. You may change your vote at any time before your proxy is voted at the annual general meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the annual general meeting in person and casting your vote by ballot or by submitting a written revocation stating that you would like to revoke your proxy that we receive prior to the annual general meeting. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Suite 1306, 13/F, AIA Central, Connaught Road

Central, Hong Kong

Attn: Sing Wang
Telephone: +852 3796 2750

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Q:	Should I send in my share certificates now?

A:           Yes. CM Seven Star shareholders who intend to have their ordinary shares redeemed, by electing to have those ordinary shares redeemed for cash on the proxy card, should send their certificates two (2) business days before the annual general meeting. Please see “Annual General Meeting of CM Seven Star Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your ordinary shares for cash.

Q:	When is the Business Combination expected to occur?

A:           Assuming the requisite shareholder approvals are received, CM Seven Star expects that the Business Combination will occur no later than April 30, 2019.

Q:	May I seek statutory appraisal rights or dissenter rights with respect to my shares?

A:           No. Appraisal rights are not available to holders of CM Seven Star ordinary shares in connection with the proposed Business Combination. For additional information, see the sections entitled “Annual General Meeting of CM Seven Star Shareholders — Appraisal Rights.”

Q:	What happens if the Business Combination is not consummated?

A:            If CM Seven Star does not consummate the Business Combination by April 30, 2019, then pursuant to Article 48.4 of our Amended and Restated Memorandum and Articles of Association, CM Seven Star’s officers must take all actions necessary in accordance with the Cayman Islands Companies Law (Revised) (referred to herein as the “Companies Law”) to dissolve and liquidate CM Seven Star as soon as reasonably practicable. Following dissolution, CM Seven Star will no longer exist as a company. In any liquidation, the funds held in the Trust Account, plus any interest earned thereon (net of taxes payable), together with any remaining out-of-trust net assets will be distributed pro-rata to holders of CM Seven Star ordinary shares who acquired such ordinary shares in CM Seven Star’s IPO or in the aftermarket. If the Business Combination is not effected by April 30, 2019, the CM Seven Star Rights will expire worthless. The estimated consideration that each CM Seven Star share would be paid at liquidation would be approximately $10.35 per share for shareholders based on amounts on deposit in the Trust Account as of March 28, 2019. The closing price of CM Seven Star’s ordinary shares on the Nasdaq Stock Market as of March 28, 2019 was $7.76. CM Seven Star’s initial shareholders waived the right to any liquidation distribution with respect to any CM Seven Star ordinary shares held by them.

Q:	What happens to the funds deposited in the Trust Account following the Business Combination?

A:           Following the closing of the Business Combination, funds in the Trust Account will be released to CM Seven Star. Holders of CM Seven Star ordinary shares exercising redemption rights will receive their per share redemption price. The balance of the funds will be utilized to fund the Business Combination. As of March 28, 2019, there was approximately $213,668,623 in CM Seven Star’s Trust Account. Approximately $10.35 per outstanding share issued in CM Seven Star’s initial public offering will be paid to the public investors. Any funds remaining in the Trust Account after such uses will be used for future working capital and other corporate purposes of the combined entity.

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DELIVERY OF DOCUMENTS TO CM SEVen Star’s shareholders

Pursuant to the rules of the SEC, CM Seven Star and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement, unless CM Seven Star has received contrary instructions from one or more of such shareholders. Upon written or oral request, CM Seven Star will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement may likewise request that CM Seven Star deliver single copies of the proxy statement in the future. Shareholders may notify CM Seven Star of their requests by contacting CM Seven Star as follows:

Suite 1306, 13/F, AIA Central, Connaught Road

Central, Hong Kong

Attn: Sing Wang
Telephone: +852 3796 2750

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SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement but may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, including the Share Exchange Agreement attached as Annex A. Please read these documents carefully as they are the legal documents that govern the Business Combination and your rights in the Business Combination.

The Parties

CM Seven Star

CM Seven Star Acquisition Corporation

Suite 1306, 13/F, AIA Central, Connaught Road

Central, Hong Kong

Attn: Sing Wang
Telephone: +852 3796 2750

CM Seven Star Acquisition Corporation, or CM Seven Star, was incorporated as a blank check company on November 28, 2016, under the laws of the Cayman Islands, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.” CM Seven Star’s efforts to identify a prospective target business were not be limited to any particular industry or geographic location.

CM Seven Star completed its initial public offering (“IPO”) on October 30, 2017 of 18,000,000 units, with each unit consisting of one ordinary share (“Ordinary Share”), par value $.0001 per share, one-half of a redeemable warrant (“Warrant”) and one right (“Right”) to receive one-tenth of an ordinary share upon consummation of an initial business combination. Simultaneous with the consummation of the IPO, we consummated the private placement of 475,000 private Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $4,750,000. The Private Placement Units were purchased by CM Seven Star’s sponsor. The underwriters in the IPO exercised the over-allotment option in part and on November 3, 2017, the underwriters purchased 2,636,293 over-allotment option Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $26,362,930. Simultaneously with the sale of the over-allotment Units, CM Seven Star consummated the private sale of an additional 52,726 Private Units to its sponsor, generating gross proceeds of $527,260. On November 3, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, CM Seven Star canceled an aggregate of 15,927 Ordinary Shares issued to our sponsor prior to the IPO and private placement.

After deducting the underwriting discounts and commissions and the offering expenses, a total of $206,362,930 was deposited into a trust account established for the benefit of CM Seven Star’s public shareholders, and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of March 28, 2019, we have approximately $50,000 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of March 28, 2019, there was $213,668,623 held in the trust fund (including $5,242,062.30 of accrued interest which we can withdraw to pay taxes).

CM Seven Star’s units, shares, warrants and rights are each quoted on the Nasdaq Stock Market, under the symbols “CMSSU,” “CMSS,” “CMSSW” and “CMSSR,” respectively. Each of CM Seven Star’s units consist of ordinary share, one-half of one redeemable warrant, and one right to receive one-tenth (1/10) of an ordinary share upon the consummation of an initial business combination. CM Seven Star’s units commenced trading on October 26, 2017. CM Seven Star’s shares, warrants and rights commenced trading on November 6, 2017.

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Kaixin Auto Group

5/F, North Wing, 18 Jiuxianqiao Middle Road

Chaoyang District, Beijing 100016, People’s Republic of China

Attn: Thomas Jinato Ren

Telephone: +86 (10) 8448-1818

Kaixin is the largest premium used auto dealership group in China in terms of the number of cities and locations of its Dealerships, and the second largest based on revenues in 2017, according to iResearch. Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. As of June 30, 2018, Kaixin had 15 Dealerships covering 15 cities in 13 provinces in China. On average, Kaixin’s Dealership operators have over ten years of experience in the used car industry. Kaixin provides used car buyers in China with access to a wide selection of used vehicles across its network of Dealerships, with a focus on premium brands, such as Audi, BMW, Mercedes-Benz, Land Rover and Porsche. In addition to auto sales, for the convenience of its customers, Kaixin also provides financing channels to customers and other in-network dealers through its partnerships with several financial institutions, including Ping An Bank, Shanghai Branch. Furthermore, beginning in the third quarter of 2017, Kaixin started to offer value-added services to its customers, including insurance, extended warranties and after-sales services.

Kaixin’s strong market position is enabled in part by its technology strength. Kaixin was founded by Renren, a pioneer in China’s internet industry, providing services including social media, online gaming and internet financing, has have transitioned from a provider of financing solutions to automotive dealers to a seller of used cars. Kaixin has leveraged Renren’s expertise and experience to integrate technology in support of its operating platforms, including a mobile app for consumers to browse for cars and purchase related value-added services, big data analytics used to optimize procurement and operational management and an auto dealership SaaS platform used to empower its Dealerships’ operations and management capabilities.

The Business Combination and Share Exchange Agreement

Business Combination with Kaixin; Business Combination Consideration

Upon the closing of the transactions contemplated in the Share Exchange Agreement, CM Seven Star will acquire 100% of the issued and outstanding securities of Kaixin, in exchange for approximately 28.3 million ordinary shares of CM Seven Star, or one CM Seven Star share for approximately 4.85 outstanding shares of Kaixin. An additional 4.7 million shares million shares of CM Seven Star will be issued at closing in exchange for currently outstanding options in Kaixin or reserved for issuance under an equity incentive plan. Additionally, 19.5 million earnout shares are to be issued and held in escrow. The Seller may be entitled to receive earnout shares as follows: (1) if the Company’s gross revenue for the year ended December 31, 2019 is greater than or equal to RMB 5,000,000,000, the Seller is entitled to receive 1,950,000 ordinary shares of CM Seven Star; (2) if the Company’s adjusted EBITDA for the year ended December 31, 2019 is greater than or equal to RMB 150,000,000, the Seller is entitled to receive 3,900,000 ordinary shares of CM Seven Star, increasing proportionally to 7,800,000 ordinary shares if Company’s adjusted EBITDA is greater than or equal to RMB 200,000,000; and (3) if the Company’s adjusted EBITDA for the year ended December 31, 2020 is greater than or equal to RMB 340,000,000, the Seller is entitled to receive 4,875,000 ordinary shares of CM Seven Star, increasing proportionally to 9,750,000 ordinary shares if the Company’s adjusted EBITDA is greater than or equal to RMB 480,000,000. By way of example, if the combined company’s adjusted EBITDA is equal to RMB175,000,000 for the year ended December 31, 2019, the Seller would receive 5,850,000 ordinary shares ((a) (i) 175,000,000 – 150,000,000, divided by (ii) 200,000,000 – 150,000,000 multiplied by (b) 7,800,000 – 3,900,000, plus (c) 3,900,000). The definition of adjusted EBITDA is set forth on page 15 of this proxy statement.

Notwithstanding the Revenue and Adjusted EBITDA achieved by the post-transaction company for any period, Renren will receive the 2019 earnout shares if the stock price of CM Seven Star is higher than $13.00 for any sixty days in any period of ninety consecutive trading days during an fifteen month period following the closing, and will receive the 2019 earnout shares and the 2020 earnout shares if the stock price of CM Seven Star is higher than $13.50 for any sixty days in any period of ninety consecutive trading days during a thirty month period following the closing.

After the Business Combination, assuming no redemptions of ordinary shares for cash, CM Seven Star’s current public shareholders will own approximately 36.9% of CM Seven Star, CM Seven Star’s current directors, officers and affiliates will own approximately 9.3% of CM Seven Star, and the Seller will own approximately 46.0% of CM Seven Star. Assuming redemption by holders of 20,413,626 of CM Seven Star’s ordinary shares, CM Seven Star public shareholders will own approximately 5.6% of CM Seven Star, CM Seven Star’s current directors, officers and affiliates will own approximately 14.0% of CM Seven Star, and the Seller will own approximately 68.9% of CM Seven Star. Upon consummation of the Business Combination, Kaixin will be a wholly-owned subsidiary of CM Seven Star.

The Business Combination and the Share Exchange Agreement comply with the terms described in CM Seven Star’s Registration Statement on Form S-1 relating to its initial public offering. Furthermore, the consummation of the Business Combination is conditioned upon the majority of the ordinary shares voted by CM Seven Star’s shareholders voting in favor of the Business Combination and holders of less than 20,413,626 ordinary shares exercising their redemption rights, according to the financial statements as of December 31, 2018.

Management

Effective as of the closing date, the board of directors of CM Seven Star will consist of five members. The members designated by the Seller will include Joseph Chen, James Jian Liu, Tianruo Pu and Lin Cong. Chen Ji will be the Chief Executive Officer of CM Seven Star after the consummation of the Business Combination. See “Directors and Executive Officers after the Business Combination” elsewhere in this proxy statement for additional information.

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The Share Exchange Agreement

On November 2, 2018, CM Seven Star, the Seller, and Kaixin Auto Group entered into the Share Exchange Agreement, pursuant to which CM Seven Star will purchase from the Seller all of the issued and outstanding shares and other equity interests in and of Kaixin. See “The Share Exchange Agreement — Business Combination with Kaixin; Business Combination Consideration” for more detailed information.

Upon the closing of the transactions contemplated in the Share Exchange Agreement, CM Seven Star will acquire 100% of the issued and outstanding securities of Kaixin, in exchange for approximately 28.3 million ordinary shares of CM Seven Star, or one CM Seven Star share for approximately 4.85 outstanding shares of Kaixin. An additional 4.7 million shares million shares of CM Seven Star will be issued at closing in exchange for currently outstanding options in Kaixin or reserved for issuance under an equity incentive plan. Additionally, 19.5 million earnout shares are to be issued and held in escrow. The Seller may be entitled to receive earnout shares as follows: (1) if the Company’s gross revenue for the year ended December 31, 2019 is greater than or equal to RMB 5,000,000,000, the Seller is entitled to receive 1,950,000 ordinary shares of CM Seven Star; (2) if the Company’s adjusted EBITDA for the year ended December 31, 2019 is greater than or equal to RMB 150,000,000, the Seller is entitled to receive 3,900,000 ordinary shares of CM Seven Star, increasing proportionally to 7,800,000 ordinary shares if Company’s adjusted EBITDA is greater than or equal to RMB 200,000,000; and (3) if the Company’s adjusted EBITDA for the year ended December 31, 2020 is greater than or equal to RMB 340,000,000, the Seller is entitled to receive 4,875,000 ordinary shares of CM Seven Star, increasing proportionally to 9,750,000 ordinary shares if the Company’s adjusted EBITDA is greater than or equal to RMB 480,000,000. The definition of adjusted EBITDA is set forth on page 15 of this proxy statement.

Notwithstanding the Revenue and Adjusted EBITDA achieved by the post-transaction company for any period, Renren will receive the 2019 earnout shares if the stock price of CM Seven Star is higher than $13.00 for any sixty days in any period of ninety consecutive trading days during an fifteen month period following the closing, and will receive the 2019 earnout shares and the 2020 earnout shares if the stock price of CM Seven Star is higher than $13.50 for any sixty days in any period of ninety consecutive trading days during a thirty month period following the closing.

The obligations of the Seller and Kaixin to consummate the transactions contemplated by the Share Exchange Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

▪	CM Seven Star complying with all of its obligations under the Share Exchange Agreement;

▪	the representations and warranties of CM Seven Star being true on and as of the closing date of the Acquisition;

▪	Kaixin receiving a legal opinion from CM Seven Star’s counsel in the Cayman Islands; and

▪	there having been no material adverse effect to Kaixin’s business;

●	CM Seven Star’s Conditions to Closing

The obligations of CM Seven Star to consummate the transactions contemplated by the Share Exchange Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	Kaixin complying with all of its obligations under the Share Exchange Agreement;

●	the representations and warranties of Kaixin being true on and as of the closing date of the acquisition and Kaixin complying with all required covenants in the Share Exchange Agreement;

●	there having been no material adverse effect to CM Seven Star’s business;

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●	CM Seven Star receiving a legal opinion from Kaixin’s counsel in the PRC and Cayman Islands;

●	the forfeiture by the Seller of all loans listed on the relevant disclosure schedule made to Kaixin or its subsidiaries; and

●	Kaixin selling one of its subsidiaries to an affiliate of the Seller.

See “The Share Exchange Agreement — Conditions to Closing” for more details.

Other Agreements Relating to the Business Combination

Escrow Agreement

In connection with the Acquisition, CM Seven Star, the Seller and an escrow agent, will enter into an Escrow Agreement, pursuant to which CM Seven Star shall deposit 22.8 million of its ordinary shares as earnout shares and to secure the indemnification obligations of the Seller as contemplated by the Share Exchange Agreement.

Investor Rights Agreement

In connection with the Acquisition, CM Seven Star and the Seller will enter into an Investor Rights Agreement with respect to certain lock-up arrangements in respect of the Seller, registration rights granted by CM Seven Star in favor of the Seller, certain voting arrangements relating to CM Seven Star and the issuance of options to certain holders of options under Kaixin’s 2018 Equity Incentive Plan pursuant to such Investor Rights Agreement.

Transitional Agreements

In connection with the Acquisition, CM Seven Star and the Seller will enter into a Master Transitional Agreement, Transitional Non-Competition Agreement and Transitional Services Agreement (the “Transitional Agreements”), pursuant to which the Seller will agree to provide certain transitional services in connection with the Acquisition.

Recommendations of the Boards of Directors and Reasons for the Business Combination

After careful consideration of the terms and conditions of the Share Exchange Agreement, the board of directors of CM Seven Star has determined that Business Combination and the transactions contemplated thereby are fair to and in the best interests of CM Seven Star and its shareholders. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the board of directors of CM Seven Star reviewed various industry and financial data and the due diligence and evaluation materials provided by Kaixin. The board of directors did not obtain a fairness opinion on which to base its assessment. CM Seven Star’s board of directors recommends that CM Seven Star shareholders vote:

●	FOR the Business Combination Proposal;

●	FOR the Authorized Share Increase Proposal;

●	FOR the Amendment Proposal;

●	FOR the Nasdaq Proposal;

●	FOR the Equity Incentive Plan Proposal;
●	FOR each of the directors; and

●	FOR the Business Combination Adjournment Proposal.

Interests of Certain Persons in the Business Combination

When you consider the recommendation of CM Seven Star’s board of directors in favor of adoption of the Business Combination Proposal and other Proposals, you should keep in mind that CM Seven Star’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

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•	If the proposed Business Combination is not completed by April 30, 2019, CM Seven Star will be required to liquidate. In such event, the 4,312,500 ordinary shares held by CM Seven Star’s initial shareholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, the additional 862,500 shares issued to the initial shareholders concurrently with the consummation of the IPO for an aggregate purchase price of $6,038, and the ordinary shares included as part of the 475,000 private units issued to our sponsor simultaneously with the consummation of the IPO, as well as the 52,726 private units issued to our sponsor in connection with the sale of the over-allotment units, will be worthless. Such ordinary shares had an aggregate market value of approximately $44,129,560 based on the closing price of CM Seven Star’s ordinary shares of $7.76 on the Nasdaq Stock Market as of March 28, 2019.

●	Unless CM Seven Star consummates the Business Combination, its officers, directors and initial shareholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital. As a result, the financial interest of CM Seven Star’s officers, directors and initial shareholders or their affiliates could influence its officers’ and directors’ motivation in selecting Kaixin as a target and therefore there may be a conflict of interest when it determined that the Business Combination is in the shareholders’ best interest.

●	In addition, the exercise of CM Seven Star’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

Certain Developments

On January 28, 2019, Kaixin, CM Seven Star and an investor entered into a convertible loan agreement pursuant to which the investor has agreed to invest US$23 million into Kaixin with interest payable at the loan interest rate as stipulated by the People’s Bank of China. An additional penalty interest rate will apply for unremitted amounts in the event of a default. US$20 million of the loan was advanced to Kaixin on January 28, 2019, and the remaining US$3 million is to be advanced to Kaixin on January 31, 2020. Upon completion of the business combination, amounts outstanding under the convertible loan will be converted into units of CM Seven Star at a conversion price of US$10.00 per unit, and subsequent amounts payable under the loan will immediately convert into units of CM Seven Star at a conversion price of US$10.00 per unit.

On January 29, 2019, CM Seven Star entered into a subscription agreement with one accredited investor to sell 750,000 of its units (each unit having the same underlying securities as were issued in CM Seven Star’s initial public offering) at a price of $10.00 per unit. The closing would take place on the closing date of the business combination. The closing is subject to customary conditions, including that the business combination must close prior to or concurrently with the closing of the sale of the units. The investor received certain demand and piggyback registration rights pursuant to the terms of the subscription agreement.

Voting Securities

As of March 28, 2019, there were 26,323,092 ordinary shares of CM Seven Star issued and outstanding. Only CM Seven Star shareholders who hold ordinary shares of record as of the close of business on March 28, 2019 are entitled to vote at the annual general meeting of shareholders or any adjournment of the annual general meeting. Approval of the Business Combination Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Director Proposal and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares of CM Seven Star present and entitled to vote at the annual general meeting; provided, however, that if 20,413,626 or more of the holders of CM Seven Star ordinary shares exercise their redemption rights then the Business Combination will not be completed. Approval of the Authorized Share Increase Proposal and the Amendment Proposal will require the approval of at least two-thirds of the CM Seven Star ordinary shares present and entitled to vote at the annual general meeting. Attending the annual general meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the proposals and each nominee for election as a director and, assuming a quorum is present, broker non-votes will have no effect on the Proposals.

As of March 28, 2019, CM Seven Star’s initial shareholders, either directly or beneficially, owned and were entitled to vote 5,686,799 ordinary shares, or approximately 21.6% of CM Seven Star’s outstanding ordinary shares. With respect to the Business Combination, CM Seven Star’s initial shareholders have agreed to vote their respective CM Seven Star ordinary shares acquired by them in favor of the Business Combination Proposal and related Proposals. They have indicated that they intend to vote their shares, as applicable, “FOR” each of the other Proposals although there is no agreement in place with respect to these Proposals.

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Appraisal Rights

Holders of CM Seven Star ordinary shares are not entitled to appraisal rights under the Cayman Islands Law.

Emerging Growth Company

CM Seven Star is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (or JOBS Act). It is anticipated that after the consummation of the transactions, CM Seven Star will continue to be an “emerging growth company.” As an emerging growth company, CM Seven Star will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. CM Seven Star has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, CM Seven Star, as an emerging growth company, will not adopt the new or revised standard until the time private companies are required to adopt the new or revised standard. This may make comparison of CM Seven Star’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

CM Seven Star could remain an emerging growth company until the last day of its fiscal year following December 31, 2022 (the fifth anniversary of the consummation of its initial public offering). However, if CM Seven Star’s non-convertible debt issued within a three-year period or its total revenues exceed $1.07 billion or the market value of its shares of ordinary shares that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, CM Seven Star would cease to be an emerging growth company as of the following fiscal year.

However, the post-transaction entity will not be able to take advantage of the extended transition period for complying with new or revised accounting standards since Kaixin has elected not to take advantage of the extended transition period.

Anticipated Accounting Treatment

The Business Combination will be accounted for as a “reverse merger” in accordance with U.S. GAAP. Under this method of accounting CM Seven Star will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, Kaixin Securityholders are expected to have a majority of the voting power of the combined company, Kaixin comprising all of the ongoing operations of the combined entity, Kaixin comprising a majority of the governing body of the combined company, and Kaixin’s senior management comprising all of the senior management of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Kaixin issuing stock for the net assets of CM Seven Star, accompanied by a recapitalization. The net assets of CM Seven Star will be stated at fair value which approximates historical costs as CM Seven Star has only cash and short-term liabilities. No goodwill or other intangible assets will be recorded. Operations prior to the business combination will be those of Kaixin.

Regulatory Approvals

The Business Combination and the other transactions contemplated by the Share Exchange Agreement are not subject to any additional federal or state regulatory requirements or approvals, including the Hart-Scott Rodino Antitrust Improvements Act of 1976, except for filings with the Registrar of the Cayman Islands necessary to effectuate the transactions contemplated by the Share Exchange Agreement.

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KAIXIN AUTO GROUP SUMMARY FINANCIAL INFORMATION

The data below as for the years ended December 31, 2015, 2016 and 2017 has been derived from Kaixin’s audited consolidated financial statements for such years, which are included in this proxy statement. The data for the six-month periods ended June 30, 2017 and 2018 has been derived from Kaixin’s unaudited condensed consolidated financial statements for such periods, which are included in this proxy statement. Kaixin’s consolidated financial statements are prepared and presented in accordance with U.S. GAAP.

Kaixin’s historical results are not necessarily indicative of results to be expected for any future period. The information is only a summary and should be read in conjunction with Kaixin’s consolidated financial statements and related notes, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Kaixin Auto Group” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Kaixin or CM Seven Star.

Summary Consolidated Statements of Operations Data

	Years ended December 31,			6 months ended June 30,
	2015	2016	2017	2017	2018(1)
	US$	US$	US$	US$	US$
	(in thousands, except share and per share data)
Net revenues:
Automobile sales	$—	—	121,084	$1,042	$246,334
Financing income	4,798	20,778	26,426	15,773	2,317
Others	—	68	2,340	24	4,655
Total net revenues	4,798	20,846	149,850	16,839	253,306
Cost of revenues:
Automobile sales	—	—	116,385	992	234,226
Cost of financing income	1,159	10,874	15,259	8,073	3,130
Provision for financing receivable	437	3,165	12,717	2,605	4,872
Others	3	32	32	24	193
Total cost of revenues	1,599	14,071	144,393	11,694	242,421
Gross profit	3,199	6,775	5,457	5,145	10,885
Operating expenses:
General and administrative	1,796	10,367	15,225	6,167	17,326
Selling and marketing	1,397	7,999	10,874	4,526	13,625
Research and development	443	2,374	3,982	1,793	2,405
Total operating expenses	3,636	20,740	30,081	12,486	33,356
Loss from operations	(437)	(13,965)	(24,624)	(7,341)	(22,471)
Other expenses	—	(339)	(2,214)	14	(5,863)
Interest income	77	64	902	215	495
Interest expenses	—	(58)	(3,068)	(932)	(1,894)
Loss before provision of income tax and noncontrolling interest, net of tax	(360)	(14,298)	(29,004)	(8,044)	(29,733)
Income tax expenses	(1,859)	(1,690)	(1,158)	(1,336)	(1,110)
Loss from continuing operations	$(2,219)	(15,988)	(30,162)	$(9,380)	$(30,843)
Discontinued operations:
(Loss) income from discontinued operations, net of taxes of nil and nil for the years ended December 31, 2015, 2016 and 2017 and the six months ended June 30, 2017 and 2018	(5,152)	(8,066)	1,467	923	—
Net loss	(7,371)	(24,054)	(28,695)	(8,457)	(30,843)
Net loss attributable to the noncontrolling interest	—	—	(76)	—	(120)
Net loss from continuing operations attributable to Kaixin Auto Group	(2,219)	(15,988)	(30,086)	(9,380)	(30,723)
Net (loss) income from discontinued operations attributable to Kaixin Auto Group	(5,152)	(8,066)	1,467	923	—
Net loss attributable to Kaixin Auto Group	$(7,371)	$(24,054)	$(28,619)	$(8,457)	$(30,723)

(1)	Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. This asset transfer may affect the future results of Kaixin. For reference, for the six months ended June 30, 2018, the Ji’nan Dealership’s total net revenues were US$47.2 million, comprised of financing income of nil, automobile sales revenue of US$46.8 million and other revenues of US$0.4 million; total cost of revenues were US$44.3 million; and gross profit of US$2.9 million.

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Summary Consolidated Balance Sheet Data

	Years ended December 31,		6 months ended June 30,
	2016	2017	2018
	US$	US$	US$
	(in thousands)
Cash and cash equivalents	34,697	17,194	12,150
Restricted cash	288	47,253	6,347
Financing receivable	292,006	125,353	13,224
Inventory	—	95,012	73,890
Total current assets	349,343	318,303	163,078
Long-term financing receivable	54	8	—
Goodwill	—	91,644	109,507
Total non-current assets	163	91,792	110,491
Total assets	349,506	410,095	273,569
Total current liabilities	311,237	320,149	196,266
Total non-current liabilities	59,916	88,515	79,181
Total Liabilities	371,153	408,664	275,447
Total Kaixin Auto Group shareholders’ equity (deficit)	(21,647)	(33,222)	(46,030)
Total equity (deficit)	(21,647)	1,431	(1,878)
Total liabilities and equity (deficit)	349,506	410,095	273,569

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 Non-GAAP Measure

In evaluating its business, Kaixin considers and uses the following non-GAAP measure as supplemental measures to review and assess its operating performance:

	Years ended December 31,			6 months ended June 30,
	2015	2016	2017	2017	2018
	US$	US$	US$	US$	US$
	(in thousands)
Other Consolidated Financial Data:
Adjusted EBITDA(1)	(5,104)	(18,612)	(18,226)	(4,134)	(10,405)

(1)	Adjusted EBITDA represents net loss plus contingent consideration fair value change, share-based compensation expense, interest (income) expenses, income tax expenses, and depreciation.

Kaixin uses Adjusted EBITDA, which is a non-GAAP financial measure in the evaluation of its operating results and in its financial and operational decision-making. Adjusted EBITDA represents net loss plus fair value change of contingent consideration, share-based compensation expense, interest (income) expense, income tax, and depreciation. Kaixin believes that Adjusted EBITDA helps it to identify underlying trends in its business that could otherwise be distorted by the effect of certain expenses and income that it includes in net loss. Kaixin believes that Adjusted EBITDA provides useful information about its operating results, enhances the overall understanding of its past performance and future prospects and allows for greater visibility with respect to key metrics used by Kaixin’s management in its financial and operational decision-making.

Adjusted EBITDA should not be considered in isolation or construed as an alternative to net loss or any other measure of performance or as an indicator of our operating performance. Investors are encouraged to review the historical non-GAAP financial measure to the most directly comparable GAAP measure. Adjusted EBITDA presented here may not be comparable to similarly titled measures presented by other companies. Other companies may calculate similarly titled measures differently, limiting their usefulness as comparative measures to Kaixin’s data. Investors and others are encouraged to review Kaixin’s financial information in its entirety and not rely on a single financial measure.

The table below sets forth a reconciliation of our net loss to Adjusted EBITDA for the periods indicated:

	Years ended December 31,			6 months ended June 30,
	2015	2016	2017	2017	2018
	US$	US$	US$	US$	US$
	(in thousands)
Net loss	(7,371)	(24,054)	(28,695)	(8,457)	(30,843)
Add:
Fair value change of contingent consideration	—	—	2,601	—	8,068
Share-based compensation expense	476	3,707	4,502	2,251	9,827
Interest (income) expenses	(77)	(6)	2,166	717	1,399
Income tax expenses	1,859	1,690	1,158	1,336	1,110
Depreciation	9	51	42	19	34
Adjusted EBITDA	(5,104)	(18,612)	(18,226)	(4,134)	(10,405)

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Summary Operating Data

The table below sets forth the summary operating data for the periods indicated:

	As of and for the three months ended
	Sep. 30, 2017	Dec. 31, 2017	Mar. 31, 2018	Jun. 30, 2018
Number of Dealerships	10	14	14	15
GMV (in US$ (millions))(1)(2)(3)	44.6	91.4	138.8	129.5
Average monthly GMV per quarter per Dealership (in US$ (millions))(1)(2)	1.6	2.9	3.3	3.0
Number of cars sold(1)(2)	773	1,427	1,955	1,706
Average sales price (in US$ (thousands))(1)(2)	57.7	64.0	71.0	75.9
Number of car sales transactions with financing products sold(1)(2)	1,038	2,045	2,579	2,791
Loan facilitation volume (in US$ (millions))(1)(2)	20.5	45.5	59.4	62.6
Number of car sales transactions with interim financing(1)(2)	765	1,593	1,294	429
Number of cars sourced(1)(2)	1,523	1,699	1,815	1,452
Inventory number(1)(2)	1,002	1,315	1,206	998
Inventory turnover days(1)	78	90	71	65
Average number of employees per Dealership	13	13	13	11

Note:

Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. This asset transfer may affect the future results of Kaixin, including these operating data. For reference, for the six months ended June 30, 2018, the Ji’nan Dealership’s operating data was as follows: Number of dealerships: 1, GMV (in US$ millions): 59, Average monthly GMV (in US$ (millions)): 9.9, number of cars sold: 528, average sales price (in US$ (thousands)): 111.8, number of car sales transactions with financing products sold: 20, loan facilitation volume (in US$ millions)): nil, number of car sales transactions with interim financing: nil, number cars sourced 409, inventory number: 59, inventory turnover days: 46, average number of employees: 17.

(1)	Includes auto sales transactions at our Dealerships including cars owned by Kaixin and cars sourced by Kaixin Affiliated Network Dealers that Kaixin sells pursuant to profit-sharing arrangements.

(2)	For the periods presented, cars sourced from Kaixin Affiliated Network Dealers were immaterial.

(3)	GMV includes the full sales price of cars sold out of Kaixin’s own inventory, cars sourced from the Affiliated Network Dealers, as well as cars sold when Kaixin acts as an agent for third party dealers under consignment sale arrangements. Revenue related to cars sold out of Kaixin’s inventory is recognized as automobile sales revenue in full sales price. Revenue is recognized on a net basis and presented as net revenues — others for car sold by Kaixin Affiliated Network Dealers and cars sold under consignment sale arrangements. For the second half of 2017, GMV consisted of US$136.0 million of merchandise value sourced directly by Kaixin, and US$nil of merchandise value sourced from Kaixin Affiliated Network Dealers. For the six months ended June 30, 2018, GMV consisted of US$264.1 million of merchandise value sourced directly by Kaixin, and US$4.2 million of merchandise value sourced from Kaixin Affiliated Network Dealers. The table below illustrates GMV and net revenue recognized for different revenue generated by Kaixin from different types of operating model.

	As of and for the three months ended
(in US$ (million))	Sep. 30, 2017	Dec. 31, 2017	Mar. 31, 2018	Jun. 30, 2018
GMV – cars from Kaixin’s own inventory	43.9	82.0	127.5	125.2
Net revenue recognized by cars from Kaixin’s own inventory	42.2	77.8	122.2	122.6
GMV – car sourced from Affiliated Network Dealers and cars sold under consignment sale arrangements	0.7	9.4	11.3	4.3
Net revenue recognized by car sourced from Affiliated Network Dealers and cars sold under consignment sale arrangements	-	0.9	2.5	0.7

The above operating metrics should not be considered in isolation or construed as an alternative to Kaixin’s financial information or any other measure of performance. Investors are encouraged to review Kaixin’s historical financial information in connection with these above operating metrics. Operating metrics presented here may not be comparable to similarly titled measures presented by other companies. Other companies may calculate similarly titled measures differently, limiting their usefulness as comparative measures to Kaixin’s data. Investors and others are encouraged to review Kaixin’s operating and financial information in their entirety and not rely on a single operating metric or financial measure.

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COMPARATIVE PER SHARE INFORMATION

The following table sets forth the per share data of CM Seven Star on a stand-alone basis and the unaudited pro forma condensed combined per share data for the year ended December 31, 2018 after giving effect to the Business Combination, (1) assuming no CM Seven Star stockholders exercise redemption rights with respect to their common stock upon the consummation of the Business Combination; and (2) assuming that CM Seven Star stockholders exercise their redemption rights with respect to a maximum of 20,424,778 shares of common stock upon consummation of the Business Combination.

The pro forma book value per share information was computed as if the Business Combination and the issuance and conversion of the convertible loan transaction and the issuance arising from the subscription agreement had been completed on December 31, 2018. The pro forma earnings from continuing operations information for the year ended December 31, 2018 was computed as if the Business Combination and the issuance and conversion of the convertible loan transaction and the issuance arising from the subscription agreement had been completed on January 1, 2018.

The historical book value per share is computed by dividing total common shareholders’ equity (including mezzanine equity) by the number of shares of common stock outstanding at the end of the period. The pro forma combined book value per share is computed by dividing total pro forma common shareholders’ equity by the pro forma number of shares of common stock outstanding at the end of the period. The pro forma earnings from continuing operations per share of the combined company is computed by dividing the pro forma income from continuing operations by the pro forma weighted-average number of shares outstanding over the period.

You should read the information in the following table in conjunction with the selected historical financial information summary included elsewhere in this proxy statement/prospectus, and the historical financial statements of CM Seven Star and Kaixin and related notes that are included elsewhere in this proxy statement/prospectus. The unaudited CM Seven Star and Kaixin pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of CM Seven Star and Kaixin would have been had the companies been combined during the periods presented.

			Pro Forma			Pro Forma
Year Ended December 31, 2018	Kaixin	CM Seven	Kaixin		Combined Assuming No redemptions into Cash	Kaixin		Combined Assuming Maximum redemptions into Cash
Exchange ratio			0.2062	**		0.2062	**
Income (loss) from continuing operations	$(61,610)*	$2,257	$-		$(61,598)	$-		$(61,598)
Stockholders’ equity (deficit) (including mezzanine equity)	(18,566)	209,248	-		344,428	-		133,973
Weighted average shares outstanding—basic and diluted	160,000,000	26,323,092	-		64,464,494	-		43,828,201
Basic and diluted income/(loss) per share from continuing operations	(0.39)	0.09	(0.20)		(0.96)	(0.29)		(1.41)
Book value per share as of December 31, 2018	(0.12)	7.95	1.10		5.34	0.63		3.06

* Derived from the unaudited consolidated income statement of Kaixin for the twelve months ended September 30, 2018, which is not included in the proxy statement.

** Pursuant to the Share Exchange Agreement, CM Seven Star will acquire 100% of the issued and outstanding securities of Kaixin, in exchange for approximately 28.3 million ordinary shares of CM Seven Star, or one CM Seven Star share for approximately 4.85 outstanding shares of Kaixin. Exchange ratio is calculated as 1 divided by 4.85.

PRICE RANGE OF SECURITIES AND DIVIDENDS

CM Seven Star’s units, shares, warrants and rights are each quoted on the Nasdaq Stock Market, under the symbols “CMSSU,” “CMSS,” “CMSSW,” and “CMSSR,” respectively. Each of CM Seven Star’s units consist of one ordinary share, one-half of a redeemable warrant, and one right to acquire 1/10 of an ordinary share of CM Seven Star. CM Seven Star’s units commenced trading on October 26, 2017. CM Seven Star’s shares, warrants and rights commenced trading on November 6, 2017.

The table below sets forth the high and low bid prices of CM Seven Star’s ordinary shares, warrants, rights, and units as reported on the Nasdaq Stock Market for the period from November 6, 2017, 2017 (the date on which our ordinary shares, warrants and rights were first quoted on the Nasdaq Stock Market) through October 31, 2018 and for the period from October 26, 2017 (the date on which our units were first quoted on the Nasdaq Stock Market) through October 31, 2018.

	Ordinary Shares		Warrants		Rights		Units
Period Ended	High	Low	High	Low	High	Low	High	Low
December 31, 2017	$9.66	$9.59	$0.30	$0.25	$0.35	$0.25	$10.07	$9.93
March 31, 2018	$9.80	$9.63	$0.38	$0.20	$0.35	$0.21	$10.35	$9.97
June 30, 2018	9.91	9.72	0.41	0.32	0.38	0.27	10.20	10.50
September 30, 2018	$11.00	$9.88	$0.55	$0.38	$0.59	$0.32	$11.00	$10.33
December 31, 2018*	$10.10	$10.03	$0.50	$0.39	$0.55	$0.35	$11.00	$10.70

* Through October 31, 2018

CM Seven Star has not paid any cash dividends on its ordinary shares to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon CM Seven Star’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of its then board of directors. It is the present intention of CM Seven Star’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, CM Seven Star’s board does not anticipate declaring any dividends in the foreseeable future.

Kaixin’s securities are not publicly traded.

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RISK FACTORS

You should consider carefully the following risk factors, as well as the other information set forth in this proxy statement, before making a decision on the Business Combination.

Risks Relating to Kaixin’s Business and Industry

Kaixin has a history of losses and it may not achieve or maintain profitability in the future.

Kaixin has not been profitable since its inception and had an accumulated deficit of approximately US$56.9 million as of December 31, 2017 and US$87.6 million as of June 30, 2018. Kaixin incurred net losses of US$7.4, million US$24.1 million, US$28.7 million and US$30.8 million, respectively, in 2015, 2016, 2017 and the six months ended June 30, 2018. Kaixin expects to make significant investments to further develop and expand its business and these investments may not result in increased revenues or growth on a timely basis or at all. In addition, as a public company, Kaixin will incur significant legal, accounting and other expenses that Kaixin did not incur as a subsidiary of a listed company. As a result of these increased expenditures, Kaixin will have to generate and sustain increased revenues to achieve and maintain profitability.

Kaixin expects to continue to incur losses at least in the near term as Kaixin invests in and strives to grow its business. Kaixin may also incur significant losses in the future for a number of reasons, including possible changes in general economic conditions and regulatory environment, slowing demand for used cars and its related products and services, increasing competition, weakness in the automotive retail industry generally, as well as other risks described in this proxy statement, and Kaixin may encounter unforeseen expenses, difficulties, complications and delays in generating revenues or profitability. If growth in its revenues slows, Kaixin may not be able to reduce costs in a timely manner. In addition, if Kaixin reduces variable costs to respond to losses, this may limit its ability to acquire customers and grow its revenues. Accordingly, Kaixin may not achieve or maintain profitability and may continue to incur significant losses in the future.

Kaixin has a limited operating history under its current business model. Kaixin’s historical financial and operating performance may not be indicative of, or comparable to, its future prospects and results of operations.

Although Kaixin was formed in 2011, it has changed its business model significantly since its initial launch. Kaixin began as primarily an internet-based financing business and has developed into a used car retailer with strong online and offline presence.

As a result, Kaixin’s business model has not been fully proven, and Kaixin has only a limited operating history with its new business model against which to evaluate its business and future prospects, which subjects Kaixin to a number of uncertainties. Additionally, Kaixin intends to continue to expand its Dealership network, and such growth may make financial information for future periods less comparable to prior periods. Accordingly, Kaixin’s historical financial results should not be considered indicative of its future performance and may be less comparable to financial results for future periods.

Additionally, Kaixin has limited experience in most aspects of its business operations, including online/offline auto sales operations, financing facilitation and other value-added services and the development of long-term relationships with platform participants, such as dealers, financial institutions and car buyers. Kaixin has encountered and will continue to encounter risks and difficulties frequently experienced by growing companies in rapidly changing industries, including achieving market acceptance of its platform, attracting and retaining customers, expanding its partnerships and the scope of its platform, increasing competition, and increasing expenses as Kaixin continues to grow its business. Kaixin cannot assure you that it will be successful in addressing these and other challenges Kaixin may face in the future and if it does not manage these risks successfully, its business may be adversely affected. In addition, Kaixin may not achieve sufficient revenues to achieve or maintain positive cash flow from operations or profitability in any given period. If Kaixin’s assumptions regarding these risks and uncertainties, which it uses to plan its business, are incorrect, or if it does not address these risks successfully, its operating and financial results could differ materially from its expectations, and Kaixin’s business could suffer.

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The laws and regulations governing the auto industry in the PRC are still at a nascent stage and subject to further changes and interpretation. As the market, the regulatory environment and other conditions evolve, Kaixin’s existing solutions and services may not continue to deliver the expected business results. As its business develops and responds to competition, Kaixin may continue to introduce new services, make adjustments to its existing services, business model or operations in general. Kaixin’s ability to retain Dealerships, financial institutions, customers and other platform participants and to attract new platform participants are also critical to its business. Any significant change to its business model or failure to achieve the intended business results may have a material and adverse impact on Kaixin’s financial condition and results of operations. Therefore, it may be difficult to effectively assess its future prospects.

Kaixin’s recent, rapid growth may not be indicative of its future growth and, if it continues to grow rapidly, it may not be able to manage its growth effectively.

Kaixin’s net revenues grew from US$4.8 million in 2015 to US$20.8 million in 2016 to US$149.9 million in 2017. Its net revenues were US$253.3 million in the six months ended June 30, 2018. Kaixin expects that, in the future, even if its revenues increase, its rate of revenue growth may decline. In any event, Kaixin will not be able to grow as fast or at all if it does not:

●	increase the number of users on its mobile apps and websites and increase the number of customers of its used auto sales business;

●	further improve the quality of its product and service offerings, features and complementary

●	products and services, and introduce high quality new products, services and features;

●	introduce additional third party products and services; or

●	acquire sufficient appropriate inventory at an attractive cost and high quality to meet the increasing demand for its vehicles.

There can be no assurance that Kaixin will meet these objectives. Kaixin expects to continue to expend substantial financial and other resources on:

●	marketing and advertising;

●	expansion of its vehicle inventory; and

●	general administration, including legal, accounting and other compliance expenses.

Kaixin’s historical rapid growth has placed and may continue to place significant demands on its management and its operational and financial resources, as Kaixin experiences further growth in the number of users of its platform as well as the amount of data that Kaixin analyzes. Kaixin has hired and expects to continue to hire additional personnel to support its rapid growth. Kaixin’s organizational structure is becoming more complex as Kaixin adds staff, and it will need to improve its operational, financial and management controls as well as its reporting systems and procedures. Kaixin will require significant capital expenditures and the allocation of valuable management resources to grow and change in these areas without undermining its corporate culture of rapid innovation, teamwork and attention to the car buying experience for the consumer. If Kaixin cannot manage its growth effectively to maintain the quality and efficiency of its customers’ car buying experience and the quality of the vehicles it sells, its business could be harmed and its results of operations and financial condition could be materially and adversely affected.

Kaixin’s business has grown rapidly as additional customers have purchased used cars and complementary products and services through its platform. However, Kaixin’s business is relatively new and has operated at substantial scale for only a limited period of time. Given this limited history, it is difficult to predict whether Kaixin will be able to maintain or grow its business. Kaixin also expects that its business will evolve in ways that may be difficult to predict. For example, over time its investments intended to drive new customer traffic to its website may be less productive than expected. In the event of this or any other adverse developments, Kaixin’s continued success will depend on its ability to successfully adjust its strategy to meet changing market dynamics. If Kaixin is unable to do so, its business could be harmed and its results of operations and financial condition could be materially and adversely affected.

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Kaixin’s Dealerships conduct many aspects of its business, and Kaixin faces risks associated with its Dealerships, their employees and other personnel.

Kaixin relies on its Dealerships to conduct significant aspects of its business. As of June 30, 2018, it had 15 Dealerships. Pursuant to the Business Combination, Kaixin transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. Kaixin’s control over its Dealerships may not be as effective as if Kaixin fully owned these partners’ businesses, which could potentially make it difficult for Kaixin to manage them.

Kaixin’s Dealerships and their employees directly interact with consumers, other dealerships and other platform participants, and their performance directly affects Kaixin’s reputation and brand image. If Kaixin’s service personnel or those of its Dealerships fail to satisfy the needs of consumers, respond effectively to their complaints, or provide services to their satisfaction, its reputation and the loyalty of its customers could be negatively affected. As a result, Kaixin may lose customers or experience a decrease in business volume, which could have a material adverse effect on its business, financial condition and results of operations. Kaixin does not directly supervise the services provided by its Dealerships and their personnel and may not be able to successfully maintain and improve the quality of their services. Dealerships may also fail to implement sufficient control over their sales, maintenance and other personnel. In addition, Kaixin has developed a Kaixin Affiliated Network Dealer model pursuant to which Kaixin sources and markets used cars in its Dealerships under profit-sharing arrangements with third parties who provide these vehicles to it. Kaixin has little control over the actions of these Kaixin Affiliated Network Dealers, and their failure to comply with laws or ethical business practices may harm Kaixin’s reputation or results of operations. As a result of conduct of Dealerships or Kaixin Affiliated Network Dealers, Kaixin may suffer financial losses, incur liabilities and suffer reputational damage. In addition, while violation of laws and regulations by Dealerships and Kaixin Affiliated Network Dealers has not led to any material claims against Kaixin in the past, there can be no assurance that such a claim will not arise in the future which may harm Kaixin’s brand or reputation or have other adverse impacts. In August 2018, a notice from the Shandong Luokou police bureau was placed at the location of the Ji’nan Dealership. This notice stated that there is an ongoing investigation concerning the Dealership premises, and relevant persons must cooperate with the investigation. Kaixin understands that the investigation is concerning an individual who holds 30% of Ji’nan Dealership’s equity interest, not the Ji’nan Dealership. However, because of the co-location of certain business and assets by the Ji’nan Dealership and its 30% minority shareholder, further, Kaixin has determined that it is probable that it cannot enforce the realization of inventory value and that suppliers to the Ji’nan Dealership are unable to fulfill the contract obligation by either delivering vehicles or returning money to Kaixin due to the ongoing investigation, Kaixin wrote off all inventory and advances to suppliers of the Ji’Nan Dealership, which totaled US$5.7 million and US$16.1 million respectively in the third quarter of 2018. After that, Kaixin transferred the equity interests in Ji’nan Dealership and the related assets to a wholly-owned subsidiary of Renren. This transfer has been completed and, accordingly, the Ji’nan Dealership is not expected to affect the business or results of operations of Kaixin in the future. While Kaixin is actively monitoring the situation, this incident may indicate a material weakness in Kaixin’s internal control as it relates to its management of inventory and advance payment from its Dealerships related to its new car business. In addition, government proceedings and litigation, as well as negative publicity surrounding this incident, could divert management attention and adversely affect Kaixin’s operating results. For further information, see “Kaixin Auto Group’s Business – Legal Proceedings.”

Further, suspension or termination of a Dealership’s or a Dealership Outlet’s services in a particular geographic area may cause interruption to or failure in Kaixin’s services in the corresponding geographic area. A Dealership operator may suspend or terminate his or her services or cooperation with Kaixin for various reasons, including for those other than third-party reasons or force majeure. In connection with the Business Combination, Kaixin entered into amendment agreements with Dealership operators in January 2019 pursuant to which it was confirmed that the Business Combination qualifies as an initial public offering, and that Renren will be responsible for settling contingent obligations to Dealership operators. In addition, although this could contravene Kaixin’s agreements with them, due to the intense competition in its industry, existing Dealerships may also choose to discontinue their cooperation with Kaixin and work with its competitors instead. Kaixin may not be able to promptly replace its Dealerships or find alternative ways serve their geographic areas in a timely, reliable and cost-effective manner, or at all. As a result of any service disruptions associated with Dealerships, customer satisfaction, brand, reputation, operations and financial performance may be materially and adversely affected.

Kaixin may not be able to successfully expand or maintain its network of Dealerships.

As of June 30, 2018, Kaixin had a network of 15 Dealerships. Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. Kaixin’s Dealership network is a foundation of its platform, and Kaixin relies on its Dealerships in providing services to car buyers and financial institutions. Kaixin plans to expand its Dealership network as its business grows. As China is a large and diverse market, business practices and demands may vary significantly by region and Kaixin’s experience in the markets in which it currently operates may not be applicable in other parts of China. As a result, Kaixin may not be able to leverage its experience to expand its Dealership network into other parts of China. Furthermore, Kaixin’s efforts to expand into new geographical markets and attract new dealers to its platform may impose considerable burden on its sales, marketing and general managerial resources. If Kaixin is unable to manage its expansion efforts effectively, if Kaixin’s expansion efforts take longer than planned or if costs for these efforts exceed Kaixin’s expectations, its results of operations may be materially and adversely affected.

20

Further, Kaixin may have difficulties managing its relationships with its Dealership operators once they have earned the share payouts to which they are entitled to pursuant to Kaixin’s equity purchase agreements, in which they are entitled to payment of consideration in Kaixin’s ordinary shares based on the Dealerships’ performance over five 12-month performance benchmark periods. Following the completion of these performance benchmark periods, Kaixin may need to enter into new arrangements with its Dealership operators in order to strengthen its relationships with them and incentivize their performance or begin to directly operate its Dealerships, notwithstanding Kaixin’s ownership and operational control over its Dealerships. For additional information, please see “Kaixin Auto Group’s Business — Certain Legal Arrangements — Kaixin’s Legal Arrangements with Dealerships and After-Sales Partners.”

Kaixin is obligated to make future issuances of its ordinary shares to the partners who operate its Dealerships and after-sales service centers.

Pursuant to equity purchase agreements pursuant to which Kaixin has acquired majority control of its Dealerships and certain after-sales partners, Kaixin is obligated to make certain payments of its ordinary shares to their sellers, who have retained a minority interest in the special purpose holding entity of its Dealerships and after-sales service centers, respectively. In connection with the Business Combination, Renren has agreed to bear the obligation with respect to the contingent share consideration due to Dealership operators and indemnify CM Seven Star for related liabilities.

As of December 31, 2017 and June 30, 2018, Kaixin carried short-term and long-term contingent consideration with a fair value amounting to US$66.8 million and US$87.0 million, respectively. Kaixin may enter into similar agreements in the future in connection with the expansion of its business, which could result in dilution to its ordinary shareholders. For additional information, please see “Business — Certain Legal Arrangements — Legal Arrangements with Dealerships and After-Sales Partners” and note 5 to the accompanying financial statements.

Other dealers with which Dealerships may in the future collaborate could take actions that could harm Kaixin’s business and that of its Dealerships.

Although Kaixin currently owns all existing Dealership Outlets and no such arrangements have been entered into to date, Kaixin may in the future permit Dealership operators to develop and operate other Dealership Outlets in their defined geographic areas in collaboration with other unrelated third parties. In such event, certain Dealership operators may elect to cooperate with third parties to develop and operate Dealership Outlets in the geographic area covered by the relevant agreement. Although Kaixin’s existing Dealership agreements contractually obligate Dealerships to operate in accordance with specified standards, including synchronization of their operations with the wider Kaixin platform and integration with its Dealer SaaS system, Kaixin may not be a party to any agreements between Dealership operators and third-party partners. As a result, Kaixin would be dependent upon Dealership operators to enforce these standards with respect to these additional dealerships and more broadly, to ensure their success. As a result, the ultimate success and quality of any additional location would on the Dealership operators. If any such additional Dealership Outlets do not successfully operate in a manner consistent with required standards, their performance, the performance of its Dealerships and ultimately, the performance of Kaixin, could be adversely affected and its brand image and reputation may be harmed, which could materially and adversely affect Kaixin’s business and operating results.

Any difficulties in identifying, consummating and integrating acquisitions, investments or alliances may expose Kaixin to potential risks and have an adverse effect on its business, results of operations or financial condition.

Kaixin has in the past made and may in the future seek to make acquisitions and investments and enter into strategic alliances to further expand its business. If it is presented with appropriate opportunities, Kaixin may acquire additional businesses, services, resources, or assets, including auto dealerships, that are accretive to its core business. There can be no assurance that Kaixin will always be able to complete such acquisitions successfully or on terms acceptable to it. Integration of entities or assets that Kaixin acquires into its business may not be successful and may prevent Kaixin from expanding into new services, customer segments or operating locations. This could significantly affect the expected benefits of these acquisitions. Moreover, the integration of any acquired entities or assets into Kaixin’s operations could require significant attention from its management. The diversion of the attention of Kaixin’s management and any difficulties encountered in any integration process could have an adverse effect on its ability to manage its business.

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Kaixin’s possible future acquisitions of auto dealerships, other acquisitions, investments or strategic alliances may also expose it to other potential risks, including risks associated with unforeseen or hidden liabilities, the diversion of resources from its existing businesses and technologies, its inability to generate sufficient revenues to offset the costs, expenses of acquisitions and potential loss of, or harm to, relationships with Dealerships, employees, customers as a result of its integration of new businesses. In addition, Kaixin may recognize impairment losses on goodwill arising from its acquisitions. The occurrence of any of these events could have a material and adverse effect on Kaixin’s ability to manage its business, its financial condition and results of operations.

The quality of the premium used automobiles Kaixin offers is critical to the success of its business.

Kaixin offers a wide selection of premium used cars for sale at its Dealerships. Kaixin has implemented high standards for the used car inventory it offers for sale and only offers for sale vehicles that are able to pass its thorough inspection process consisting of over 140 steps. Kaixin does not offer for sale vehicles which are in poor condition, have a history of accidents, water or fire damage and extensive mileage, or other unacceptable attributes. However, there can be no assurance that these inspections and other measures will be effective, and there is a risk that the automobiles offered for sale on Kaixin’s platform could have defects. As a result, Kaixin and its Dealerships are exposed to product liability claims relating to personal injury or property damage and may require product recalls or other actions. Third parties subject to such injury or damage may bring claims or legal proceedings against Kaixin or its Dealerships as a result of the sale of such products.

In addition, Kaixin has developed a Kaixin Affiliated Network Dealer model pursuant to which it sources and markets used cars at Dealerships under profit-sharing arrangements with third parties who provide these vehicles. Although Kaixin screens and recondition these vehicles according to the same procedures as its other used vehicles, Kaixin may have less control of the inventory sourced through this model and faces risks relating to the activities of Kaixin Affiliated Network Dealers with whom it cooperates. Any defects in the used or new cars Kaixin offers for sale, whether or not they are actually sold to customers, could have a material and adverse impact on Kaixin’s reputation, results of operation and financial condition.

Kaixin’s success depends upon the continued contributions of its salespeople.

Kaixin’s salespeople, who are primarily employed by its Dealerships, are a driving force behind its success. Kaixin believes that one factor that distinguishes it is its culture centered on valuing all salespeople. Any failure to maintain this culture or to continue recruiting, developing and retaining the salespeople that drive Kaixin’s success could have a material adverse effect on its business, sales and results of operations. Kaixin also faces risks related to the loyalty of its salespeople. Referrals of leads by salespeople to friends or others in side deals is a common phenomenon in its industry in China, and if Kaixin’s salespeople seek to profit themselves personally at the expense of it, this could hurt its business and results of operations. Kaixin’s ability to recruit salespeople while controlling related costs is subject to numerous external and internal factors, including unemployment levels, prevailing wage rates, growth plans, changes in employment legislation, and competition for qualified employees in the industry and regions in which Kaixin operates. This competition is especially fierce for qualified service technicians. Kaixin’s ability to recruit salespeople while controlling related costs is also subject to its ability to maintain positive employee relations. If Kaixin is unable to do so, or if, despite its efforts, becomes subject to successful unionization efforts, it could increase costs, limit Kaixin’s ability to respond to competitive threats and have a material adverse effect on its business, sales and results of operations.

Kaixin’s success also depends upon the continued contributions of its Dealership, regional and corporate management teams. Consequently, the loss of the services of any of key personnel could have a material adverse effect on Kaixin’s business, sales and results of operations. In addition, an inability to build its management bench strength to support growth could have a material adverse effect on Kaixin’s business, sales and results of operations.

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Kaixin relies on a limited number of financial institutions to fund the consumer auto financing transactions it facilitates, and any adverse change in its relationships with such financial institutions may materially and adversely impact Kaixin’s business and results of operations.

Kaixin relies on a limited number of financial institutions to fund financing transactions to car buyers. Loans from Ping An Bank, Shanghai Branch accounted for substantially all of the loans it facilitated to consumers through Kaixin’s consumer auto loan financing facilitation business in 2017 and the six months ended June 30, 2018. Kaixin has also entered into an agreement with another major PRC financial institution and anticipate that financing from such institution will comprise a substantial proportion of the financing facilitated by Kaixin’s platform in the future. The availability of funding from financial institutions depends on many factors, some of which are out of Kaixin’s control. Financial institutions may find Kaixin’s services to be ineffective, or its service fees to be expensive. Customers who enter into financing arrangements may fail to effectively pledge their purchased cars as collateral in connection with the financing arrangements. In addition, delinquencies by Kaixin’s customers may also lead financing partners to limit or terminate their relationships with it. For further information as to Kaixin’s arrangements with these financial institutions, see “Kaixin Auto Group’s Business — Certain Legal Arrangements — Legal Arrangements with Financial Institutions.” There can be no assurance that Kaixin will be able to rely on such funding arrangements in the future or that it would be able to replace one of its financing partners in the event they cease their relationship with it. Although Kaixin continues to identify new financial institutions to collaborate with, there can be no assurance that the number of financial institutions it collaborates with will become increasingly diversified in the future. Given Kaixin’s current dependence on a relatively small number of financial institutions, if its relationship with any such institution or their channel partners deteriorates, if any such financial institution determines not to collaborate with Kaixin or limits the funding that is available for financing transactions facilitated by Kaixin, or if any such financial institution encounters liquidity issues in general, Kaixin’s business, financial condition and results of operations may be materially and adversely affected.

Further, Ping An Bank, Shanghai Branch and other financing institutions can significantly influence the terms of Kaixin’s consumer auto finance loans, including the interest rates, term and collateral provisions, and Kaixin has little influence over these terms. In order to maintain and foster its cooperation with Ping An Bank, Shanghai Branch and other financing institutions, Kaixin may have to accommodate demands that they may impose on it in the future. Such demands and requirements may increase costs to Kaixin, weaken its connection with customers, or even be disruptive to its existing auto loan financing facilitation business. In addition, Ping An Bank, Shanghai Branch and other financing institutions also cooperate with certain of Kaixin’s competitors and, as a result, may have interests which are adverse or in conflict with Kaixin’s, which could harm its business and materially and adversely affect its results of operations.

In addition, Kaixin’s ability to collaborate with financial institutions may become subject to new regulatory limitations, as the laws and regulations governing the automotive finance industry in the PRC continue to evolve. In the event there is a sudden or unexpected shortage of funds from financial institutions Kaixin collaborates with or if they experience disruption to their operations for any reason, Kaixin’s ability to serve car buyers will be adversely affected. Kaixin may from time to time experience constraints as to the availability of funds from financial institutions, especially as its business continues to grow and the need for funding increases. Such constraints may affect user experience, including by limiting the approval of customers’ credit applications. Such limitations may also restrain the growth of Kaixin’s business. Any prolonged constraint as to the availability of funds from financial institutions may also harm Kaixin’s reputation or result in negative perception of the services it offers, thereby decreasing the willingness of prospective car buyers to seek automotive financing solutions offered by its partners or the willingness of dealers and other platform participants to collaborate with Kaixin.

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Kaixin may need additional capital to pursue its business objectives and respond to business opportunities, challenges or unforeseen circumstances, and financing may not be available on terms acceptable to Kaixin, or at all.

Since inception, Kaixin has relied on Renren, its parent company, to support Kaixin’s operations, the expansion of its Dealerships and the growth of its business, as well as certain third party financing sources, including financial institutions and the issuance of ABSs. As Kaixin intends to continue to make investments to support the growth of its business, it may require additional capital to pursue its business objectives and respond to business opportunities, challenges or unforeseen circumstances, including increasing the number of cars it sells, developing new solutions and services, increasing its sales and marketing expenditures to improve brand awareness and engage car buyers through expanded online channels, enhancing Kaixin’s operating infrastructure and acquiring complementary businesses and technologies. However, additional funds may not be available when Kaixin needs them, on terms that are acceptable to it, or at all. Repayment of debt may divert a substantial portion of cash flow to repay principal and service interest on such debt, which would reduce the funds available for expenses, capital expenditures, acquisitions and other general corporate purposes; and Kaixin may suffer default and foreclosure on its assets if Kaixin’s operating cash flow is insufficient to service debt obligations, which could in turn result in acceleration of obligations to repay the indebtedness and limit Kaixin’s sources of financing.

Volatility in the credit markets may also have an adverse effect on Kaixin’s ability to obtain debt financing. If Kaixin raises additional funds through further issuances of equity or convertible debt securities, its existing shareholders could suffer significant dilution, and any new equity securities Kaixin issues could have rights, preferences and privileges superior to those of holders of Kaixin’s ordinary shares. If Kaixin is unable to obtain adequate financing or financing on terms satisfactory to it when Kaixin requires it, Kaixin’s ability to continue to pursue its business objectives, fund its Dealerships and respond to business opportunities, challenges or unforeseen circumstances could be significantly limited, and its business, financial condition, results of operations and prospects could be adversely affected.

Kaixin operates in a highly competitive industry. Failure to develop and execute strategies to maintain its market position and to adapt to the increasing use of the internet to market, buy, sell and finance used vehicles could adversely affect its business, sales and results of operations.

Automotive retailing is a highly competitive and highly fragmented industry in China, according to iResearch. Kaixin’s competition includes publicly and privately owned used and new car dealers and online and mobile sales platforms, as well as millions of private individuals. Competitors buy and sell the same or similar makes of vehicles that Kaixin offers in the same or similar markets at competitive prices.

Retail Competition. Some of Kaixin’s competitors have announced plans for rapid expansion, including into markets with Kaixin locations, and some of them have begun to execute those plans. If Kaixin fails to respond effectively to its retail competitors, it could have a material adverse effect on Kaixin’s business, sales and results of operations.

Online Sales and Facilitation. Although mobile apps and online marketing are important to Kaixin’s own business model, the increasing use of the internet to market, buy and sell used vehicles and to provide vehicle financing could have a material adverse effect on Kaixin’s sales and results of operations. Emerging competitors using online focused business models, both for direct sales and consumer-to-consumer facilitation, could materially impact Kaixin’s current business model. The online availability of used vehicle information from other sources, including pricing information, could make it more difficult for Kaixin to differentiate its customer offering from competitors’ offerings, could result in lower-than-expected retail margins, and could have a material adverse effect on Kaixin’s business, sales and results of operations. In addition, Kaixin’s competitive standing is affected by companies, including search engines and online classified sites, that are not direct competitors but that may direct online traffic to the websites of competing automotive retailers. The increasing activities of these companies could make it more difficult for Kaixin to attract users to its mobile app. These companies could also make it more difficult for Kaixin to otherwise market its vehicles online.

The increasing use of the internet to facilitate consumers’ purchases and sales of their current vehicles could have a material adverse effect on Kaixin’s ability to source vehicles, which in turn could have a material adverse effect on its vehicle acquisition costs and results of operations. For example, certain websites provide online appraisal tools to consumers that generate offers and facilitate purchases by dealers other than Kaixin.

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In addition to the direct competition and increasing use of the internet described above, there are companies that sell software and data solutions to used and new car dealers to enable those dealers to, among other things, more efficiently source and price inventory. Although these companies do not compete with Kaixin, the increasing use of such products by dealers who compete with Kaixin could reduce the relative competitive advantage of Kaixin’s internally developed proprietary systems.

If Kaixin fails to respond effectively to competitive pressures or to changes in the used vehicle marketplace, it could have a material adverse effect on Kaixin’s business, sales and results of operations.

Kaixin operates in an evolving and fast-changing market.

The automotive retail market, including the consumer automotive finance market, in the PRC is highly dynamic and is at an early stage of development. While it has undergone significant growth in the past few years, there is no assurance that it can continue to grow as rapidly. As part of Kaixin’s business, it offers retail auto sales of premium used vehicles, financing, including consumer loans provided by its financing partners, automobile insurance providers and value-added services to various participants in the automotive transaction value chain, including dealers, financial institutions, car buyers, service providers and other industry participants. Helping more industry participants to recognize the value of Kaixin’s services in a rapidly-evolving market is critical to increasing the number and amount of used cars and other transactions Kaixin completes and to the success of its business.

You should consider Kaixin’s business and prospects in light of the risks and challenges it encounters or may encounter given the rapidly-evolving market in which it operates and its limited operating history. These risks and challenges include Kaixin’s ability to, among other things:

●          source, market and sell used and new automobiles in substantial volumes and on favorable terms;

●          effectively manage and expand its network of Dealerships;

●          facilitate automotive financing to a growing number of car buyers;

●          maintain and enhance its relationships and business collaboration with dealers, financial institutions and other platform participants;

●          charge competitive service fees to platform participants while driving the growth and profitability of its business;

●          improve its operational efficiency;

●          attract, retain and motivate talented employees, particularly sales and marketing and technology personnel to support its business growth;

●          adapt to technological change, such as the development of autonomous vehicles, new products and services, new business models and new methods of travel;

●          enhance its technology infrastructure to support the growth of its business and maintain the security of its system and the confidentiality of the information provided and collected across its system;

●          navigate economic conditions and fluctuations;

●          implement its business strategies, including the offering of new services; and

●          defend Kaixin against legal and regulatory actions, such as actions involving intellectual property or data privacy claims.

If Kaixin is unable to adapt to any of these factors in its rapidly-evolving market, its business, performance and results of operations could suffer.

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Kaixin’s success depends on its ability to attract prospective car buyers.

The growth of Kaixin’s business depends on its ability to attract prospective car buyers. Kaixin primarily purchases car models that are reliable, reasonably-priced and based on its insights as to car buyers, feedback from registered dealers and market analysis as to perception and demand for such models, will appeal to car buyers in lower-tier cities. Kaixin prices cars based on its insights derived from automotive transaction data associated with the facilitation of automotive financing solutions as well as data from other automotive transactions. Kaixin has limited experience in the purchase of cars for sale, and there is no assurance that Kaixin will be able to do so effectively. Demand for the type of cars that Kaixin purchases can change significantly between the time the cars are purchased and the date of sale. In addition, the models offered by Kaixin’s Dealerships may not be popular among prospective car buyers, which could materially and adversely affect Kaixin’s business, results of operations and financial condition. Demand may be affected by new car launches, changes in the pricing of such cars, defects, changes in consumer preference and other factors. Kaixin may also need to adopt more aggressive pricing strategies for the cars it purchases than originally anticipated to stoke consumer demand. Kaixin faces inventory risk in connection with the cars purchased, including the risk of inventory obsolescence, decline in value, and significant inventory write-downs or write-offs. If Kaixin were to adopt more aggressive pricing strategies, its profit margin may be negatively affected as well. Kaixin may also face increasing costs associated with the storage of inventory. Any of the above may materially and adversely affect Kaixin’s financial condition and results of operations.

In order to expand Kaixin’s base of car buyers, it must continue to invest significant resources in the development of new solutions and services and build its relationships with financial institutions, auto dealers and other platform participants. Kaixin’s ability to successfully launch, operate and expand its solutions and services and to improve user experience to attract prospective car buyers depends on many factors, including its ability to anticipate and effectively respond to the changing interests and preferences of car buyers, anticipate and respond to changes in the competitive landscape, and develop and offer solutions and services that address the needs of car buyers on Kaixin’s platform. If Kaixin’s efforts in these regards are unsuccessful, its base of car buyers may not increase at the rate Kaixin anticipates, and it may even decrease. As a result, Kaixin’s business, prospects, financial condition and results of operations may be materially and adversely affected.

In addition, in order to attract prospective car buyers, Kaixin must also devote significant resources to enhancing the experience of car buyers on its platform on an ongoing basis. Kaixin must enhance the functionality and ensure the reliability of its platform. If Kaixin fails to provide superior customer service or address complaints of car buyers on its platform in a timely manner, it may fail to attract prospective car buyers as to its solutions and services, and the number of financing transactions it facilitates may decline.

In the meantime, Kaixin also seeks to maintain its relationships with existing car buyers and cross-sell new solutions and services, such as insurance and wealth management products. However, there can be no assurance that Kaixin will be able to maintain or deepen such relationships.

The growth of Kaixin’s business relies on its branding efforts and these efforts may not be successful.

Kaixin Auto brand was newly launched in the first half of 2018 and Kaixin believes that an important component of its growth will be the growth of visitors to its website and Dealerships. Because Kaixin is a consumer brand, brand visibility is critical for its engagement with potential customers. Kaixin currently advertises through a blend of brand and direct advertising channels with the goal of increasing the strength, recognition and trust in the Kaixin Auto brand and driving more unique visitors to its website. Kaixin recorded selling and marketing expenses of approximately US$1.4 million, US$8.0 million, US$10.9 million and US$13.6 million in 2015, 2016, 2017 and the six months ended June 30, 2018, respectively.

Kaixin’s business model relies on its ability to scale rapidly and to appropriately manage customer acquisition costs as it grows. If Kaixin is unable to establish a strong and trusted brand and recover its marketing costs through increases in customer traffic and in the number of transactions by users of its platform, or if its broad marketing campaigns are not successful or are terminated, it could have a material adverse effect on Kaixin’s growth, results of operations and financial condition.

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Any harm to Kaixin’s brand or reputation or any damage to the reputation of third parties or failure to enhance Kaixin’s brand recognition could have a material adverse effect on its results of operations and growth prospects.

Enhancing the recognition and reputation of Kaixin’s brand is critical to its business and competitiveness. Factors that are vital to this objective include but are not limited to Kaixin’s ability to:

●          maintain the quality and reliability of its platform;

●          maintain and develop relationships with auto dealers and financial institutions;

●          provide prospective car buyers and existing car buyers with superior experiences;

●          effectively manage and resolve any complaints of car buyers, auto dealers Kaixin works with or financial institutions; and

●          effectively protect personal information and privacy of car buyers and any sensitive data received from financial institutions.

Any malicious or inadvertent negative allegations made by the media or other parties about the foregoing or other aspects of the company, including but not limited to its management, business, compliance with law, financial condition or prospects, whether with or without merit, could severely hurt Kaixin’s reputation and harm its business and results of operations.

Negative publicity about China’s automotive finance industry in general may also have a negative impact on Kaixin’s reputation, regardless of whether Kaixin has engaged in any inappropriate activities. Furthermore, any negative development in the automotive retailing industry, such as bankruptcies or failures of platforms providing automotive retailing services, and especially a large number of such bankruptcies or failures, or negative perception of the industry as a whole, even if factually incorrect or based on isolated incidents, could compromise Kaixin’s image, undermine the trust and credibility it has established and impose a negative impact on its ability to attract new dealers, financial institutions, car buyers and other platform participants. Negative developments in the automotive retailing industry may also lead to tightened regulatory scrutiny of the sector and limit the scope of permissible business activities that may be conducted by companies like Kaixin. If any of the foregoing takes place, Kaixin’s business and results of operations could be materially and adversely affected.

Kaixin collaborates with various automotive transaction industry participants in providing its solutions and services. Such participants include dealers, financial institutions, sales agents, insurance brokers and companies and other business partners. Negative publicity about such counterparties, including any failure by them to adequately protect the personal information of car buyers, to comply with applicable laws and regulations or to otherwise meet required quality and service standards could harm Kaixin’s reputation.

Kaixin relies on Internet search engines, social networking sites and third-party automotive sales platforms to help drive traffic to its website and mobile app, and if it fails to appear prominently in the search results or fails to drive traffic through paid advertising, its traffic would decline and its business would be adversely affected.

Kaixin depends in part on Internet search engines, social networking sites and third-party auto sales platforms to drive traffic to its website and mobile app. Kaixin’s ability to maintain and increase the number of visitors directed to its website and mobile app is not entirely within its control. Kaixin’s competitors may increase their search optimization efforts and outbid Kaixin for search terms on various search engines, resulting in their websites receiving a higher search result page ranking than Kaixin’s. Additionally, Internet search engines and third-party auto sales platforms could revise their methodologies in a way that would adversely affect Kaixin’s search result rankings. If Internet search engines and third-party auto sales platforms modify their search algorithms in ways that are detrimental to Kaixin, or if Kaixin’s competitors’ efforts are more successful than Kaixin’s, overall growth in its customer base could slow or its customer base could decline. Internet search engine providers could display automotive dealer and pricing information directly to users in search results, align with Kaixin’s competitors or choose to develop competing services. Kaixin expects that its website and mobile app will experience fluctuations in search result rankings in the future. Any reduction in the number of users directed to Kaixin’s website and mobile app through Internet search engines, social networking sites and third-party auto sales platforms could harm its business and operating results.

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Kaixin’s ability to grow its complementary product and service offerings may be limited, which could negatively impact its growth rate, revenues and financial performance.

If Kaixin introduces or expands additional offerings for its platform, such as services or products involving new cars, financing, leasing or detailing, it may incur losses or otherwise fail to enter these markets successfully. Kaixin’s expansion into these markets will place it in competitive and regulatory environments with which it is unfamiliar and involve various risks, including the need to invest significant resources and the possibility that returns on such investments will not be achieved for several years, if at all. In attempting to establish new service or product offerings, Kaixin expects to incur significant expenses and face various other challenges, such as expanding its customer service and management personnel to cover these markets and complying with complicated regulations that apply to these markets. In addition, Kaixin may not successfully demonstrate the value of these complementary products and services to consumers, and failure to do so would compromise its ability to successfully expand into these additional streams of revenues. Any of these risks, if realized, could adversely affect its business and results of operations.

The automotive retail industry in general and Kaixin’s business in particular are sensitive to economic conditions. These conditions could adversely affect its business, sales, results of operations and financial condition.

Kaixin is subject to national and regional economic conditions. These conditions include, but are not limited to, recession, inflation, interest rates, unemployment levels, gasoline prices, consumer credit availability, consumer credit delinquency and loss rates, personal discretionary spending levels, and consumer sentiment about the economy in general. These conditions and the economy in general could be affected by significant national or international events such as acts of terrorism. When these economic conditions worsen or stagnate, it can have a material adverse effect on consumer demand for vehicles generally, on demand from particular consumer categories or demand for particular vehicle types. It can also negatively impact availability of credit to finance vehicle purchases for all or certain categories of consumers. This could result in lower sales, decreased margins on units sold, and decreased profits for Kaixin’s business. Worsening or stagnating economic conditions can also have a material adverse effect on the supply of premium used vehicles, as automotive manufacturers produce fewer new vehicles and consumers retain their current vehicles for longer periods of time. This could result in increased costs to acquire used vehicle inventory and decreased margins on units sold.

Any significant change or deterioration in economic conditions could have a material adverse effect on Kaixin’s business, sales, results of operations and financial condition.

Kaixin’s ability to operate and grow its platform depends in substantial part on its ability to access data and other resources that are available from a limited number of third parties.

In order to deliver the full functionality offered by Kaixin’s platform, including its Dealer SaaS system which empowers its Dealerships in their operations and connects them to other platform participants, Kaixin needs continued access to sources of used auto market information, much of which is available only from a limited number of databases and other third parties, and other portions of which is made or are publicly available by other sources, including public listings and the public websites or applications of Kaixin’s competitors.

Kaixin has developed various processes to obtain data from certain sources of used car market information and other third parties. In certain cases, Kaixin has entered into arrangements with parties who provide it raw market data for use in its systems. The terms of the arrangements under which Kaixin has access to such data vary, which can impact the offering Kaixin is able to deliver. For instance, many agreements have terms that limit Kaixin’s access to and permitted uses of listing, sales or pricing data. In addition, Kaixin relies on tools to gather publicly available information for use in its proprietary data systems.

The third parties with whom Kaixin currently contracts for data may, in the future, change their position and limit or eliminate Kaixin’s access to data and resources, increase the costs for access, provide data and resources to it in more limited or less useful formats, or restrict Kaixin’s permitted uses of data and resources. There can also be no assurance that the publicly available data Kaixine collects and utilizes will continue to be available or that the tools Kaixin uses to collect it will continue to be able to gather and format it appropriately or at all. Failure to continue to maintain and expand Kaixin’s access to suitable pricing, listing and other data and resources may adversely impact its ability to continue to serve its Dealerships, other platform participants and expand its offering to new customers.

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If Kaixin’s access to the data and resources necessary to support its platform is eliminated, reduced or becomes more costly to it, Kaixin’s ability to compete in the marketplace or to grow its business could be impaired and its operating results would suffer.

Kaixin’s business generates and processes a large quantity of data, and improper handling of or unauthorized access to such data may adversely affect its business.

Kaixin faces risks related to complying with applicable laws, rules and regulations relating to the collection, use, disclosure and security of personal information, as well as any requests from regulatory and government authorities relating to such data. For instance, Kaixin’s Dealer SaaS system utilizes and generates substantial volumes of data on consumers and dealers, and Kaixin and its Dealerships rely on it for their operations and inventory management. This information includes the information customers provide when purchasing a vehicle and applying for vehicle financing. In the event that Kaixin experienced a failure of its information systems, its operations and financial performance could be materially harmed, and if the information is accessed by third parties or publicized without authorization, its reputation or competitive position could suffer.

The PRC regulatory and enforcement regime with regard to data security and data protection has continued to evolve. There are uncertainties on how certain laws and regulations will be implemented in practice. PRC regulators have been increasingly focused on regulating data security and data protection. Kaixin expects that these areas will receive greater attention from regulators, as well as attract public scrutiny and attention going forward. This greater attention, scrutiny and enforcement, including more frequent inspections, could increase Kaixin’s compliance costs and subject it to heightened risks and challenges associated with data security and protection. If Kaixin is unable to manage these risks, its reputation and results of operations could be materially and adversely affected. For further details please see “Regulation — Regulations Relating to Information Security.”

Kaixin also grants limited access to specified data on its technology platform to certain other parties, such as its Dealerships. Kaixin’s Dealerships face the same challenges and risks inherent in handling and protecting large volumes of data. Any system failure or security breach or lapse on Kaixin’s part or on the part of any of such third parties that results in the release of user data, or failure to respond thereto, could harm Kaixin’s reputation and brand and, consequently, its business, in addition to exposing it to potential legal liability.

In addition, Kaixin may become subject to additional laws in other jurisdictions. The laws, rules and regulations of other jurisdictions, such as the U.S. and Europe, may impose more stringent or conflicting requirements and penalties than those in China, compliance with which could require significant resources and costs. Kaixin’s policies and practices concerning the collection, use and disclosure of user data are posted on its websites. Any failure, or perceived failure, by Kaixin to comply with any regulatory requirements or privacy protection-related laws, rules and regulations could result in proceedings or actions against Kaixin by governmental entities or others. These proceedings or actions could subject Kaixin to significant penalties and negative publicity, require it to change its business practices, increase its costs and severely disrupt its business.

Kaixin relies on sophisticated information systems to run its business. The failure of these systems, any service disruptions or outages, or the inability to enhance its capabilities, could have a material adverse effect on its business, sales and results of operations.

Kaixin’s business and reputation are dependent upon the performance, reliability, availability, integrity and efficient operation of its information systems. In particular, Kaixin relies on its information systems to manage sales, inventory, its customer-facing websites and applications, including its mobile app, consumer financing and customer information. Kaixin also relies on its big data analytics to review and analyze data from across its platform and assist in its corporate and operational decision-making. There is no assurance that Kaixin will be able to protect its platform and computer systems against, among others, damage or interruption from natural disasters, power or telecommunications failures, air quality issues, environmental conditions, software errors, bugs or defects, configuration errors, computer viruses, denial-of-service attacks, security breaches, hacking attempts or criminal acts at all times. In the event of a service disruption or outage on Kaixin’s platform or in its computer systems, Kaixin’s platform’s ability to operate its Dealer SaaS and facilitate loans and its computer systems’ ability to store, retrieve, process and manage data may be adversely affected. For example, Kaixin may experience temporary service disruptions or data losses during data migrations between old and new systems or system upgrades. Kaixin may not be able to recover all data and services in the event of a service disruption or outage. Additionally, Kaixin’s insurance policies may not adequately compensate it for any losses that it may incur during service disruptions or outages.

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Any interruption or delays in Kaixin’s services, whether as a result of third-party error or Kaixin’s error, natural disasters or security breaches, whether accidental or willful, could harm Kaixin’s relationships with its customers and other platform participants and its reputation, subject it to liabilities and cause customers and other platform participants to abandon its platform, any of which could adversely affect Kaixin’s business, financial condition and results of operations.

Cyber-attacks, computer viruses, physical or electronic break-ins or other unauthorized access to Kaixin’s or its business partners’ computer systems could result in misuse of confidential information and misappropriation of funds of its customers and other platform participants, subject Kaixin to liabilities, cause reputational harm and adversely impact its results of operations and financial condition.

Kaixin’s platform collects, stores and processes certain personal information and other sensitive data from its customers and other platform participants. The massive data that Kaixin has processed and stored makes it and its server hosting service providers the targets of, and potentially vulnerable to, cyber-attacks, computer viruses, hackers, denial-of-service attacks, physical or electronic break-ins or other unauthorized access. While Kaixin has taken steps to protect such confidential information, its security measures may be breached. Because techniques used to sabotage or obtain unauthorized access into systems change frequently and generally are not recognized until they are launched against a target, Kaixin may be unable to anticipate these techniques or to implement adequate preventative measures. Any accidental or willful security breaches or other unauthorized access to Kaixin’s or Kaixin’s server hosting service providers’ systems could cause confidential customer information to be stolen and used for criminal purposes. As personally identifiable and other confidential information is subject to legislation and regulations in numerous domestic and international jurisdictions, inability to protect confidential information of Kaixin’s customers and other platform participants could result in additional cost and liability for Kaixin, damage its reputation, inhibit the use of its platform and harm its business. The Administrative Measures for the Security of the International Network of Computer Information Network, issued in December 1997 and amended in January 2011, requires Kaixin to report any data or security breaches to the local offices of the PRC Ministry of Public Security within 24 hours of any such breach. The Cyber Security Law of the PRC, issued in June 2017, requires Kaixin to take immediate remedial measures when it discovers that its products or services are subject to risks, such as security defects or bugs. Such remedial measures include, informing Kaixin’s customers and other platform participants of the specific risks and reporting such risks to the relevant competent departments.

Kaixin also faces indirect technology and cybersecurity risks relating to its business partners, including its third-party payment service providers who manage the transfer of customer funds. As a result of increasing consolidation and interdependence of computer systems, a technology failure, cyber-attack or other information or security breach that significantly compromises the systems of one entity could have a material impact on its business partners. Although Kaixin’s agreements with third-party payment service providers provide that each party is responsible for the cybersecurity of its own systems, any cyber-attacks, computer viruses, hackers, denial-of-service attacks, physical or electronic break-ins or similar disruptions of such third-party payment service providers could, among other things, adversely affect Kaixin’s ability to serve its customers and other platform participants, and could even result in misappropriation of funds of its customers and other platform participants. If that were to occur, Kaixin’s third-party payment service providers and Kaixin could be held liable to customers and other platform participants who suffer losses from the misappropriation.

Kaixin’s business is sensitive to changes in the prices of used and new vehicles.

Any significant changes in retail prices for used and new vehicles could have a material adverse effect on Kaixin’s sales and results of operations, including its gross margin, which was 3.9% in the year ended December 31, 2017 and 4.9% in the six months ended June 30, 2018. For example, if retail prices for used vehicles rise relative to retail prices for new vehicles, it could make buying a new vehicle more attractive to Kaixin’s customers than buying a used vehicle, which could have a material adverse effect on sales and results of operations and could result in a decrease in Kaixin’s gross margin. Manufacturer incentives could contribute to narrowing this price gap. Kaixin’s new car sales would also be affected by changes in the price of new cars, both in terms of consumer sensitivity to prices as well as Kaixin’s margins on such sales.

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Kaixin’s business is sensitive to conditions affecting automotive manufacturers, including manufacturer recalls.

Adverse conditions affecting one or more automotive manufacturers could have a material adverse effect on Kaixin’s sales and results of operations and could impact the supply of vehicles, including the supply of new and used vehicles. In addition, manufacturer recalls are a common occurrence that have accelerated in frequency and scope in recent years. Because Kaixin does not have manufacturer authorization to complete recall-related repairs, some vehicles it sells may have unrepaired safety defects. Such recalls, and Kaixin’s lack of authorization to make recall-related repairs, could adversely affect used vehicle sales or valuations, could cause it to temporarily remove vehicles from inventory, could force Kaixin to incur increased costs and could expose it to litigation and adverse publicity related to the sale of recalled vehicles, which could have a material adverse effect on its business, sales and results of operations.

Kaixin’s business is dependent upon access to vehicle inventory. Obstacles to acquiring inventory, whether because of supply, competition, or other factors, or a failure to expeditiously liquidate that inventory could have a material adverse effect on its business, sales and results of operations.

Kaixin’s purchases of used vehicles are based in large part on projected demand, aided by its big data analytics. Kaixin’s average inventory turnover was 65 days in the six months ended June 30, 2018. A reduction in the availability of or access to sources of inventory could have a material adverse effect on Kaixin’s business, sales and results of operations. Although the supply of premium used vehicles has been increasing, there can be no assurance that this trend will continue or that it will benefit Kaixin.

As Kaixin’s business is dependent on its appraisal of the value of inventory it purchases, if it fails to adjust appraisal offers to stay in line with broader market trade-in offer trends, or fails to recognize those trends, or if its appraisal process is not accurate, it could adversely affect Kaixin’s ability to acquire inventory. Kaixin’s appraisal process could also be affected by competition, both from used and new car dealers directly and through third-party websites driving appraisal traffic to those dealers. See “— Kaixin operates in a highly competitive industry. Failure to develop and execute strategies to maintain its market position and to adapt to the increasing use of the internet to market, buy, sell and finance used vehicles could adversely affect its business, sales and results of operations” for additional discussion of this risk. Kaixin’s ability to source vehicles from third-party auctions could be affected by an increase in the number of closed auctions that are open only to new car dealers who have franchise relationships with automotive manufacturers. An over-supply of used vehicle inventory will generally cause downward pressure on Kaixin’s product sales prices and margins and increase its average days to sale.

Kaixin also sources a portion of its vehicles through its Kaixin Affiliated Network Dealer model, in which it relies on third-party partners, such as individuals or small dealerships, to acquire used cars. Kaixin has historically recognized limited other revenues from consignment sale arrangements with other used car dealers. Kaixin may be unable to maintain relationships with these third parties or may experience issues with the vehicles they provide to it, each of which could harm its business, sales and results of operations.

Used vehicle inventory has typically represented a significant portion of total assets. Having such a large portion of Kaixin’s total assets in the form of used vehicle inventory for an extended period of time subjects it to depreciation and other risks that affect its results of operations. Accordingly, if Kaixin has excess inventory or its average days to sale increases, it may be unable to liquidate such inventory at prices that allow it to meet margin targets or to recover its costs could have a material adverse effect on its results of operations.

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Changes in international trade policies and international barriers to trade may have an adverse effect on Kaixin’s business and expansion plans.

Changes to trade policies, treaties and tariffs in the jurisdictions in which Kaixin operates, or the perception that these changes could occur, could adversely affect the financial and economic conditions in China, Kaixin’s financial condition and results of operations. For example, the U.S. administration under President Donald J. Trump has advocated greater restrictions on trade generally and significant increases in tariffs on goods imported into the United States, particularly from China, and has recently taken other steps toward restricting trade in certain goods. The current U.S. administration has created uncertainty with respect to, among other things, existing and proposed trade agreements (including the renegotiation of NAFTA to better implement U.S. trade policy objectives, including through the potential addition of new provisions to address regulatory practices, state-owned enterprises, services, customs procedures, sanitary measures, labor, the environment, and other matters which may affect Kaixin’s business or the businesses of its customers), free trade generally, and potential significant increases on tariffs on goods imported into the U.S., particularly from Mexico, Canada and China.

In addition, China may alter its trade policies, including in response to any new trade policies, treaties and tariffs implemented by the United States or other jurisdictions, which could include restrictions on the import of used vehicles into China. Such policy retaliations could also ultimately result in further trade policy responses by the United States and other countries, and result in an escalation leading to a trade war, which would have an adverse effect on manufacturing levels, trade levels and industries, including automotive sales and other businesses and services that rely on trade, commerce and manufacturing. Any such escalation in trade tensions or a trade war could affect the cost of Kaixin’s inventory, the sales prices of used and new cars or Kaixin’s overall business performance and have a material and adverse effect on its business and results of operations. Chinese policies to relax certain import taxes, such as taxes on used and/or new cars may also impact Kaixin’s business. For instance, if import taxes and similar duties on new cars are reduced, demand for used cars could be harmed and the margins of Kaixin’s used car sales business could be negatively impacted, which could adversely affect Kaixin’s results of operations and financial condition. Increased restrictions on trade or certain other changes to trade policies could have an adverse effect of the PRC economy, Kaixin’s industry, and/or its business and results of operations.

Kaixin faces credit risk in connection with outstanding loans made by its floor finance business. Failure to assess and manage Kaixin’s credit risks or a significant deterioration in the credit quality of its floor finance loan portfolio may have a material adverse effect on its business, results of operations and financial condition.

Kaixin faces credit risk in connection with its floor finance business. Credit risk is the risk of loss due to adverse changes in a borrower’s ability to meet its financial obligations on agreed-upon terms. The degree of credit risk will vary based on many factors including the size of the loan, the credit characteristics of the borrower, the contractual terms in the loan documents and the availability and quality of collateral. Credit risk management is based on analyzing the creditworthiness of the borrower, the adequacy of underlying collateral given current events and conditions and the existence and strength of any guarantor support. Kaixin has limited experience in designing and operating credit risk control systems, and it may be unable to properly analyze and mitigate the credit risks inherent in its floor finance business.

The overall credit quality of Kaixin’s loan portfolio is impacted by factors outside of its control, such as the performance of the Chinese economy. In addition, Kaixin’s credit risk is concentrated heavily in a single small segment of the economy, used car dealerships, which may do poorly even as the overall economy is doing well. Economic trends that negatively affect the Chinese economy as a whole or used car dealerships in particular could result in deterioration in credit quality of Kaixin’s loan portfolio. A deterioration in the credit quality of Kaixin’s remaining loan portfolio may require it to increase its provision of financing receivables, which increases its cost of revenues and decreases its gross profit.

Kaixin’s remaining outstanding loans, which amounted to US$13.2 million, net of allowances of US$8.3 million as of June 30, 2018, to used car dealerships through its floor financing business are secured by the used cars which they hold as inventory. However, foreclosing on collateral and attempting to liquidate it would cause Kaixin to incur additional expenses, and the value of the collateral may be impaired by the same economic factors that caused the borrowers to default on their loans, such as reduced demand for used cars. In addition, there is constant turnover in the inventory of Kaixin’s borrowers, and Kaixin must ensure that the quality of the collateral does not deteriorate. Kaixin cannot assure you that the collateral for its loans will be sufficient to significantly mitigate any losses it may suffer from defaulted loans.

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Kaixin may from time to time be subject to claims, controversies, lawsuits and legal proceedings, which could have a material adverse effect on its financial condition, results of operations, cash flows and reputation.

Kaixin may from time to time become subject to or involved in various claims, controversies, lawsuits, and legal proceedings. Lawsuits and litigation may cause Kaixin to incur defense costs, utilize a significant portion of its resources and divert management’s attention from its day-to-day operations, any of which could harm its business. Any settlements or judgments against Kaixin could have a material adverse impact on its financial condition, results of operations and cash flows. In addition, negative publicity regarding claims or judgments made against Kaixin may damage its reputation and may result in material adverse impact on Kaixin.

Kaixin may be unable to prevent others from unauthorized use of its intellectual property, which could harm its business and competitive position.

Kaixin regards its trademarks, parents, copyrights, domain names, know how, proprietary technologies and similar intellectual property as critical to its success, and it relies on a combination of intellectual property laws and contractual arrangements, including confidentiality, invention assignment and non-compete agreements with its employees and others to protect its proprietary rights. See also “Kaixin Auto Group’s Business — Intellectual Property.” Despite these measures, any of Kaixin’s intellectual property rights could be challenged, invalidated, circumvented, preempted or misappropriated, or such intellectual property may not be sufficient to provide it with competitive advantages.

In March 2018, Renren transferred to Kaixin the kaixin.com domain name, and in May 2018, an affiliate of Renren granted Kaixin an exclusive license to use the “Kaixin” brand. Further, Kaixin has successfully registered its brand name “开心汽车” which translates to “Kaixin Auto” in class 35 for services, including promotion for others, purchase for others, providing online markets for sellers and purchasers of goods and services, marketing, etc., which is crucial to Kaixin’s business. However, trademark registrations in other categories related but less crucial to Kaixin’s business, including automobile maintenance, have not been obtained by Kaixin or an affiliate of Renren. Therefore, for such business, Kaixin is unable to prevent any third party from using the Kaixin brand for business that is the same or similar to Kaixin’s. As China has adopted a “first-to-file” trademark registration system and there are trademarks similar to Kaixin or its brand which have been registered in those categories that are related to its business, Kaixin may not be able to successfully register its brand or may even be exposed to risk of infringement with respect to third party trademark rights. Kaixin believes that its brand is vital to its competitiveness and its ability to attract new customers. Any failure to protect these rights could adversely affect Kaixin’s business and financial condition.

Kaixin cannot assure you that the measures it has taken will be sufficient to prevent any misappropriation of its intellectual properties. In addition, because of the rapid pace of technological change in Kaixin’s industry, parts of its business rely on technologies developed or licensed by third parties, and it may not be able to obtain or continue to obtain licenses and technologies from these third parties on reasonable terms, or at all.

It is often difficult to maintain and enforce intellectual property rights in China. Statutory laws and regulations are subject to judicial interpretation and enforcement and may not be applied consistently due to the lack of clear guidance on statutory interpretation. Confidentiality, invention assignment and non-compete agreements may be breached by counterparties, and there may not be adequate remedies available to Kaixin for any such breach. Accordingly, Kaixin may not be able to effectively protect its intellectual property rights or to enforce its contractual rights in China. Preventing any unauthorized use of Kaixin’s intellectual property is difficult and costly and the steps it takes may be inadequate to prevent the misappropriation of its intellectual property. In the event that Kaixin resorts to litigation to enforce its intellectual property rights, such litigation could result in substantial costs and a diversion of its managerial and financial resources. Kaixin can provide no assurance that it will prevail in such litigation. In addition, Kaixin’s trade secrets may be leaked or otherwise become available to, or be independently discovered by, its competitors. To the extent that Kaixin’s employees or consultants use intellectual property owned by others in their work for it, disputes may arise as to the rights in related know how and inventions. Any failure in protecting or enforcing Kaixin’s intellectual property rights could have a material adverse effect on its business, financial condition and results of operations.

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Kaixin may be subject to intellectual property infringement claims, which may be expensive to defend and may disrupt its business and operations.

Kaixin cannot be certain that its operations or any aspects of its business does not or will not infringe upon or otherwise violate trademarks, patents, copyrights, know-how or other intellectual property rights held by third parties. Kaixin may be from time to time, in the future, become subject to legal proceedings and claims relating to the intellectual property rights of others. In addition, there may be third-party trademarks, patents, copyrights, know-how or other intellectual property rights that are infringed by Kaixin’s products, services or other aspects of its business without its awareness. Holders of such intellectual property rights may seek to enforce such intellectual property rights against Kaixin in China, the United States or other jurisdictions. If any third-party infringement claims are brought against Kaixin, it may be forced to divert management’s time and other resources from Kaixin’s business and operations to defend against these claims, regardless of their merits.

Additionally, the application and interpretation of China’s intellectual property rights laws and the procedures and standards for granting trademarks, patents, copyrights, know-how or other intellectual property rights in China are still evolving and are uncertain, and Kaixin cannot assure you that PRC courts or regulatory authorities would agree with Kaixin’s analysis or that of its counsel. If Kaixin were found to have violated the intellectual property rights of others, it may be subject to liability for its infringement activities or may be prohibited from using such intellectual property, and it may incur licensing fees or be forced to develop alternatives of its own. As a result, Kaixin’s business and results of operations may be materially and adversely affected.

If Kaixin fails to implement and maintain an effective system of internal controls over financial reporting, it may be unable to accurately report its results of operations, meet its reporting obligations or prevent fraud.

Kaixin is a subsidiary of a listed company with limited accounting personnel and other resources with which to address its internal controls and procedures. Kaixin’s independent registered public accounting firm has not conducted an audit of Kaixin’s internal control over financial reporting. However, in connection with the audit of Kaixin’s consolidated financial statements as of December 31, 2015, 2016 and 2017 and for the years ended December 31, 2015, 2016 and 2017, Kaixin identified one “material weakness” in its internal control over financial reporting and other control deficiencies. A “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness identified relates to inadequate controls designed over the accounting of significant and complex transactions to ensure that those transactions are properly accounted for in accordance with U.S. GAAP. Following the identification of the material weakness and other control deficiencies, Kaixin has taken measures and plans to continue to take measures to remedy these deficiencies. For details of the material weakness and these remedies, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Kaixin Auto Group — Internal Control over Financial Reporting.” However, the implementation of these measures may not fully address the material weakness and deficiencies in Kaixin’s internal control over financial reporting, and it cannot conclude that they have been fully remedied. Kaixin’s failure to correct the material weakness and control deficiencies or its failure to discover and address any other material weakness or control deficiencies could result in inaccuracies in its financial statements and could also impair its ability to comply with applicable financial reporting requirements and related regulatory filings on a timely basis. As a result, Kaixin’s business, financial condition, results of operations and prospects may be materially and adversely affected.

Moreover, ineffective internal control over financial reporting significantly hinders Kaixin’s ability to prevent fraud.

In addition, Kaixin has acquired 15 Dealerships since the second half of 2017, for which it has not yet fully evaluated the related internal control over financial reporting. Upon completion of such evaluation, Kaixin might identify additional material weaknesses related to those businesses recently acquired.

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Furthermore, it is possible that, had Kaixin’s independent registered public accounting firm conducted an audit of Kaixin’s internal control over financial reporting, such accountant might have identified additional material weaknesses and deficiencies. Upon completion of the Business Combination, Kaixin will become a subsidiary of CM Seven Star, which is subject to the Sarbanes-Oxley Act of 2002. Section 404 of the Sarbanes-Oxley Act, or Section 404, requires that CM Seven Star include a report from management on the effectiveness of its internal control over financial reporting in its annual report on Form 10-K beginning with its annual report for the fiscal year ending December 31, 2018. In addition, once CM Seven Star ceases to be an “emerging growth company” as such term is defined in the JOBS Act, its independent registered public accounting firm must attest to and report on the effectiveness of its internal control over financial reporting. CM Seven Star’s management may conclude that its internal control over financial reporting is not effective, based all or in part on Kaixin’s internal control over financial reporting. Moreover, even if CM Seven Star’s management concludes that its internal control over financial reporting is effective, its independent registered public accounting firm, after conducting its own independent testing, may issue a report that is qualified if it is not satisfied with CM Seven Star’s internal controls or the level at which its controls are documented, designed, operated or reviewed, or if it interprets the relevant requirements differently from CM Seven star. In addition, after the completion of the Business Combination, Kaixin’s and/or CM Seven Star’s reporting obligations may place a significant strain on their respective management teams, operational and financial resources and systems for the foreseeable future. CM Seven Star may be unable to timely complete its evaluation testing and any required remediation.

During the course of documenting and testing its internal control procedures, in order to satisfy the requirements of Section 404, CM Seven Star may identify other weaknesses and deficiencies in its internal control over financial reporting. In addition, if it fails to maintain the adequacy of its or Kaixin’s internal control over financial reporting, as these standards are modified, supplemented or amended from time to time, it may not be able to conclude on an ongoing basis that it has have effective internal control over financial reporting in accordance with Section 404. If CM Seven Star fails to achieve and maintain an effective internal control environment, it could suffer material misstatements in its financial statements and fail to meet its reporting obligations, which would likely cause investors to lose confidence in its and/or Kaixin’s reported financial information. This could in turn limit its and/or Kaixin’s access to capital markets, harm its results of operations, and lead to a decline in the value of its and/or Kaixin’s ordinary shares. Additionally, ineffective internal control over financial reporting could expose Kaixin or us to increased risk of fraud or misuse of corporate assets and subject us to potential delisting from the stock exchange on which we are listed, regulatory investigations and civil or criminal sanctions. Kaixin or we may also be required to restate its or our financial statements from prior periods.

Kaixin depends on third parties for supplies of spare parts and accessories.

Kaixin depends on auto manufacturers and independent local third-party suppliers for certain spare parts and accessories it sells. The success of such value-added services is dependent on these suppliers’ ability to anticipate changes in consumer tastes, preferences and requirements and deliver to Kaixin in sufficient quantities and on a timely basis a desirable, high-quality and price-competitive mix of accessories. Kaixin’s suppliers’ products may fail to meet Kaixin’s customers’ expectations due to changes of consumer preferences. Kaixin may be unable to maintain a sufficient stock. Kaixin’s suppliers may increase their prices due to increasing demand for their products from Kaixin’s competitors. If Kaixin cannot or opts not to procure spare parts and accessories from such third-party suppliers, its profit margin for after-sales services might be adversely affected. Moreover, the spare parts supplied by Kaixin’s suppliers may fail to function properly and as a result, its customers may make claims against it, in which case it may be required to make repairs or pay damages. In the event of any of the above, Kaixin’s margins of these products may be affected, which in turn could adversely affect its results of operations and financial condition.

Kaixin’s business depends on the continued efforts of its senior management. If one or more of Kaixin’s key executives were unable or unwilling to continue in their present positions, Kaixin’s business may be severely disrupted.

Kaixin’s business operations depend on the continued services of its senior management, particularly the executive officers named in this proxy statement. While Kaixin has provided different incentives to its management, Kaixin cannot assure you that it can continue to retain their services. If one or more of Kaixin’s key executives were unable or unwilling to continue in their present positions, Kaixin may not be able to replace them easily or at all, its future growth may be constrained, its business may be severely disrupted and its financial condition and results of operations may be materially and adversely affected. Kaixin may incur additional expenses to recruit, train and retain qualified personnel. If any dispute arises between Kaixin’s current or former officers and Kaixin, Kaixin may have to incur substantial costs and expenses in order to enforce such agreements in China or it may be unable to enforce them at all.

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Kaixin may not be able to attract and retain the qualified and skilled employees needed to support its business.

Kaixin believes its success depends on the efforts, effectiveness and talent of its employees, including automotive engineers, technicians, salespeople and research and development personnel. Kaixin’s future success depends on its continued ability to attract, develop, motivate and retain qualified and skilled employees. Competition for highly skilled personnel is extremely intense. Kaixin may not be able to hire and retain these personnel at compensation levels consistent with its existing compensation and salary structure. Some of the companies with which Kaixin competes for experienced employees have greater resources than Kaixin has and may be able to offer more attractive terms of employment.

In addition, Kaixin invests significant time and resources in training its employees, which increases their value to competitors who may seek to recruit them. If Kaixin fails to retain its employees, it could incur significant expenses in hiring and training their replacements, and the quality of Kaixin’s services and its ability to serve its customers could diminish, resulting in a material adverse effect to its business.

Increases in labor costs in the PRC may adversely affect Kaixin’s business and results of operations.

The economy in China has experienced increases in inflation and labor costs in recent years. As a result, average wages in the PRC are expected to continue to increase. In addition, Kaixin is required by PRC laws and regulations to pay various statutory employee benefits, including pension, housing fund, medical insurance, work-related injury insurance, unemployment insurance and maternity insurance to designated government agencies for the benefit of Kaixin’s employees. Kaixin expects that its labor costs, including wages and employee benefits, will continue to increase. Unless Kaixin is able to control its labor costs or pass on these increased labor costs to its customers and other platform participants by increasing the fees of its services, Kaixin’s financial condition and results of operations may be adversely affected.

Kaixin’s quarterly results may fluctuate significantly partly due to seasonality and may not fully reflect the underlying performance of its business.

Kaixin’s quarterly results of operations, including the levels of its revenues, operating cost and expenses, net loss and other key metrics, may vary significantly in the future due to a variety of factors, some of which are outside of Kaixin’s control, and period-to-period comparisons of Kaixin’s operating results may not be meaningful, especially given its limited operating history. Accordingly, the results for any one quarter are not necessarily an indication of future performance. Fluctuations in quarterly results may adversely affect the value of Kaixin’s ordinary shares. Factors that may cause fluctuations in Kaixin’s quarterly financial results include:

●          its ability to attract new car buyers;

●          its ability to maintain existing relationships with business partners and establish new relationships with additional business partners, such as financial institutions;

●          its ability to access capital;

●          the mix of solutions and services it offers;

●          the amount and timing of its operating cost and expenses and the maintenance and expansion of its business, operations and infrastructure;

●          financial institutions’ willingness and ability to fund financing transactions through its platform on reasonable terms;

●          its emphasis on experience of car buyers, instead of near-term growth;

●          the timing of expenses related to the development or acquisition of technologies or businesses;

●          proper and sufficient accounting policies with respect to its risk reserve liabilities and implementation;

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●          network outages or security breaches;

●          general economic, industry and market conditions; and

●          changes in applicable laws and regulations.

In addition, Kaixin has experienced, and expects to continue to experience, seasonal fluctuations in its revenues and results of operations. Trends of Kaixin’s revenues are a reflection of car purchase patterns by car buyers. Used car sales tend to be lower in the first quarter of each year than in the other three quarters due to the effect of the Chinese New Year holiday. As a result of these factors, Kaixin’s revenues may vary from quarter to quarter and its quarterly results may not be comparable to the corresponding periods of prior years. Kaixin’s actual results may differ significantly from its targets or estimated quarterly results. Therefore, you may not be able to predict Kaixin’s annual results of operations based on a quarter-to-quarter comparison of its results of operations. The quarterly fluctuations in Kaixin’s revenues and results of operations could result in volatility and cause the price of its shares to fall. As Kaixin’s revenues grow, these seasonal fluctuations may become more pronounced.

An occurrence of a natural disaster, widespread health epidemic or other outbreaks could have a material adverse effect on Kaixin’s business, financial condition and results of operations.

Kaixin’s business could be materially and adversely affected by natural disasters, such as snowstorms, earthquakes, fires or floods, the outbreak of a widespread health epidemic, such as swine flu, avian influenza, severe acute respiratory syndrome, or SARS, Ebola, Zika or other events, such as wars, acts of terrorism, environmental accidents, power shortage or communication interruptions. The occurrence of a disaster or a prolonged outbreak of an epidemic illness or other adverse public health developments in China or elsewhere in the world could materially disrupt Kaixin’s business and operations. These events could also significantly impact Kaixin’s industry and cause a temporary closure of the Dealerships and other facilities Kaixin uses for its operations, which would severely disrupt its operations and have a material adverse effect on its business, financial condition and results of operations. Kaixin’s operations could be disrupted if any of its employees or employees of its business partners were suspected of having the swine flu, avian influenza, SARS, Ebola, Zika or other disease epidemics, since this could require Kaixin or its business partners to quarantine some or all of these employees or disinfect the facilities used for its operations. In addition, Kaixin’s revenues and profitability could be materially reduced to the extent that a natural disaster, health epidemic or other outbreak harms the global or PRC economy in general. Kaixin’s operations could also be severely disrupted if its customers or other platform participants were affected by natural disasters, health epidemics or other outbreak.

Kaixin is subject to local conditions in the geographic areas in which it is concentrated.

Kaixin’s performance is subject to local economic, competitive and other conditions prevailing in geographic areas where it operates. Since a large portion of Kaixin’s sales are generated in second- and third-tier cities in China, its results of operations depend substantially on general economic conditions and consumer spending habits in these markets. In the event that any of these geographic areas experience a downturn in economic conditions, it could have a material adverse effect on Kaixin’s business, sales and results of operations.

Kaixin’s business could be adversely affected by a weakening market for asset-backed securities.

Kaixin has in the past completed two issuances of asset-backed securities, or ABSs on the Shanghai Stock Exchange, which are backed by Kaixin’s finance lease assets. In connection with these issuances, Kaixin subscribed for a subordinated tranche of ABSs in order to provide a guarantee for the prime tranche. If the market for ABSs weakens, Kaixin may also be unable to use ABS or similar offerings, such as asset-backed notes, or wealth management products as a source of financing for its business, which may cause it to need to find other sources of financing. In addition, the market value of Kaixin’s ABSs then outstanding, if any, may decrease, and Kaixin may incur losses on the subordinated tranche which it holds at such time. Further, if the collateralized obligations underlying the ABSs do not generate sufficient funds to cover the ABS obligations, Kaixin may be liable to ABS holders for any shortfall. Kaixin may also be liable to its ABS administrator if it fails to perform its contractual obligations. Further, the inability to securitize Kaixin’s portfolio in the future may hurt its performance and its ability to grow its business.

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Negative media coverage could adversely affect our business.

Negative publicity about us or our business, shareholders, affiliates, directors, officers or other employees, as well as the industry in which we operate, can harm our operations. Such negative publicity could be related to a variety of matters, including:

•	alleged misconduct or other improper activities committed by our shareholders, affiliates, directors, officers and other employees;
•	false or malicious allegations or rumors about us or our shareholders, affiliates, directors, officers and other employees;
•	user complaints about the quality of our products and services;
•	copyright infringements involving us and content offered on our platform;
•	security breaches of confidential user information; and
•	governmental and regulatory investigations or penalties resulting from our failure to comply with applicable laws and regulations.

We may also be affected by publicity relating to third party service providers. For example, in September 2018, there was negative publicity involving certain senior officers of iResearch, the industry consultant commissioned to prepare an industry report in connection with this proxy statement. According to a public announcement made by iResearch, certain senior officers of iResearch are cooperating with governmental investigations in China. Such publicity may raise questions as to the integrity of the industry data produced by iResearch.

In addition to traditional media, there has been an increasing use of social media platforms and similar devices in China, including instant messaging applications, such as Weixin/WeChat, social media websites and other forms of internet-based communications that provide individuals with access to a broad audience of users and other interested persons. The availability of information on instant messaging applications and social media platforms is virtually immediate as is its impact without affording us an opportunity for redress or correction. The opportunity for dissemination of information, including inaccurate information, is seemingly limitless and readily available. Information concerning our company, shareholders, directors, officers and employees may be posted on such platforms at any time. The risks associated with any such negative publicity or incorrect information cannot be completely eliminated or mitigated and may materially harm our and/or Kaixin’s reputation, business, financial condition and results of operations.

Kaixin has limited insurance coverage which could expose it to significant costs and business disruption.

The insurance industry in China is still in an early stage of development, and insurance companies in China currently offer limited business-related insurance products. Kaixin does not maintain business interruption insurance or general third-party liability insurance, nor does it maintain property insurance or key-man insurance. Kaixin considers its insurance coverage to be reasonable in light of the nature of its business and the insurance products that are available in China and in line with the practices of other companies in the same industry of similar size in China, but Kaixin cannot assure you that its insurance coverage is sufficient to prevent it from any loss or that it will be able to successfully claim its losses under its current insurance policies on a timely basis, or at all. If Kaixin incurs any loss that is not covered by its insurance policies, or the compensated amount is significantly less than its actual loss, its business, financial condition and results of operations could be materially and adversely affected.

Risks Related to Kaixin’s Carve-out from Renren and Kaixin’s Relationship with Renren

Kaixin has no experience operating as a stand-alone public company.

Kaixin was incorporated in the Cayman Islands as a wholly owned subsidiary of Renren. Kaixin has no experience conducting its operations as a stand-alone public company. Prior to the Business Combination, Renren has provided Kaixin with financial, administrative, sales and marketing, human resources and legal services, and also has provided Kaixin with the services of a number of its executives and employees. After Kaixin becomes a stand-alone public company, it expects Renren to continue to provide it with certain support services, but to the extent Renren does not continue to provide it with such support, it will need to create its own support systems. Kaixin may encounter operational, administrative and strategic difficulties as it adjusts to operating as a stand-alone public company. This may cause Kaixin to react more slowly than its competitors to industry changes and may divert its management’s attention from running its business or otherwise harm its operations.

In addition, after Kaixin becomes a public company, its management team will need to develop the expertise necessary to comply with the numerous regulatory and other requirements applicable to public companies, including requirements relating to corporate governance, listing standards and securities and investor relations issues. While Kaixin was a subsidiary of Renren, it was indirectly subject to requirements to maintain an effective internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002. However, as a stand-alone public company, Kaixin’s management will have to evaluate its internal control system independently with new thresholds of materiality, and to implement necessary changes to its internal control system. Kaixin cannot guarantee that it will be able to do so in a timely and effective manner.

Kaixin’s ability to operate its business may suffer if it does not quickly and cost-effectively establish its own financial, administrative and other support functions in order to operate as a separate, stand-alone company.

Historically, Kaixin has relied on financial, administrative and other resources of Renren to operate its business. As a separate, stand-alone public company, it will need to create its own financial, administrative and other support systems or contract with third parties to replace Renren’s systems as Kaixin transitions during the term of the shared services agreement, as well as the independent internal controls required by the Sarbanes-Oxley Act of 2002. Any failure or significant disruption to Kaixin’s own financial or administrative systems could have an adverse impact on its business operations, such as paying its suppliers and employees, executing foreign currency transactions or performing other administrative services, on a timely basis.

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Kaixin’s financial information included in this proxy statement may not be representative of its financial condition and results of operations if it had been operating as a stand-alone company.

For all periods presented in Kaixin’s financial statements, its consolidated financial statements include all assets, liabilities, revenues, expenses and cash flows that were directly attributable to its business whether held or incurred by Renren or by Kaixin. Only those assets and liabilities that are specifically identifiable to Kaixin’s business are included in its consolidated balance sheets. With respect to costs of operations of the used auto business and financing business, an allocation of certain costs and expenses of Renren were also included. These allocations were made using a proportional cost allocation method by considering the proportion of revenues, headcounts as well as estimates of time spent on the provision of services attributable to Kaixin. Kaixin made numerous estimates, assumptions and allocations in its historical financial statements because Renren did not account for Kaixin, and Kaixin did not operate as a stand-alone company for any period prior to the completion of the Business Combination. Although Kaixin’s management believes that the assumptions underlying its financial statements and the above allocations are reasonable, its financial statements may not necessarily reflect its results of operations, financial position and cash flows as if it had operated as a stand-alone public company during the periods presented. See “History and Corporate Structure of Kaixin Auto Group – Reorganization” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Kaixin Auto Group” and the notes to Kaixin’s consolidated financial statements included elsewhere in this proxy statement for its historical cost allocation. In addition, upon becoming a stand-alone public company, Kaixin will establish its own financial, administrative and other support systems to replace Renren’s systems, the cost of which could be significantly different from cost allocation with Renren for the same services. Therefore, you should not view Kaixin’s historical results as indicators of its future performance.

Kaixin may not continue to receive the same level of support from Renren, and if its collaboration with Renren is terminated or curtailed or if it is no longer able to benefit from the synergies of its cooperation with Renren, its business may be adversely affected.

Renren is a leading internet social media company in China, and Kaixin’s business has benefited significantly from Renren’s strong market position in China and its expertise in technology and social media-related businesses. In addition, Kaixin has also benefitted from Renren’s financial support in the past.

Although Kaixin will enter into a series of agreements with Renren relating to Kaixin’s ongoing business partnership and service arrangements with Renren, there can be no assurance that Kaixin will continue to receive the same level of support from Renren following the completion of the Business Combination. Kaixin’s current customers and platform partners may react negatively to its separation from Renren. To the extent that Kaixin cannot maintain its cooperative relationships with Renren on commercially reasonable terms or at all, it will need to develop relationships with other business partners, which could result in material and adverse effects to its business and results of operations. Kaixin may also need to obtain financing through other means if Renren ceases to provide financial support to it. Kaixin’s inability to maintain a cooperative relationship with Renren could materially and adversely affect its business, growth and prospects.

Kaixin’s agreements with Renren may be less favorable to Kaixin than similar agreements negotiated between unaffiliated third parties. In particular, Kaixin’s non-competition agreement with Renren limits the scope of business that Kaixin is allowed to conduct.

Upon completion of the Business Combination, Kaixin will enter into a series of agreements with Renren and the terms of such agreements may be less favorable to Kaixin than would be the case if they were negotiated with unaffiliated third parties. In particular, under the non-competition agreement to be entered into with Renren, Kaixin will agree not to compete with Renren in respect of the business it currently conducts, as described in its periodic filings with the Securities and Exchange Commission, or the SEC, other than the used and new consumer automotive business. Such contractual limitations significantly affect Kaixin’s ability to diversify sources of revenues and may materially and adversely impact Kaixin’s business and prospects should the growth of the used and new consumer automotive business in China slow down. In addition, pursuant to the master transaction agreement with Renren, Kaixin will agree to indemnify Renren for liabilities arising from litigation and other contingencies related to its business and assume these liabilities as part of its carve-out from Renren. The allocation of assets and liabilities between Renren and Kaixin may not reflect the allocation that would have been reached by two unaffiliated parties. Moreover, so long as Renren continues to control Kaixin, it may not be able to bring a legal claim against Renren in the event of contractual breach, notwithstanding Kaixin’s contractual rights under the agreements described above and other inter-company agreements entered into from time to time.

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Kaixin’s sales, marketing and brand promotion have benefited significantly from its association with Renren. Any negative development in Kaixin’s market position or brand recognition may materially and adversely affect its marketing efforts and the strength of its brand.

Kaixin is a subsidiary of Renren and will continue to be an affiliate of Renren after the completion of the Business Combination, as Renren is expected to remain the controlling shareholder of CM Seven Star. Kaixin has benefited significantly from its association with Renren in marketing its brand and platform. For example, Kaixin has benefited from Renren’s strong brand and industry recognition in China, which has provided it credibility and marketing reach. If Renren loses its market position, the effectiveness of Kaixin’s marketing and business development efforts through its association with Renren may be materially and adversely affected. In addition, any negative publicity associated with Renren will likely have an adverse impact on the effectiveness of Kaixin’s marketing, reputation and brand.

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Risks Related to Kaixin’s Corporate Structure

Kaixin relies on contractual arrangements with its VIEs and their respective shareholders to operate Kaixin’s business, which may not be as effective as direct ownership in providing operational control and otherwise have a material adverse effect as to its business.

Kaixin relies on contractual arrangements with its VIEs and their respective shareholders to operate its business. For a description of these contractual arrangements, see “History and Corporate Structure of Kaixin Auto Group — Contractual Arrangements among Renren Auto, the VIEs and the VIEs Shareholders.” These contractual arrangements may not be as effective as direct ownership in providing Kaixin with control over its VIEs. If with Kaixin’s VIEs or their respective shareholders fail to perform their respective obligations under these contractual arrangements of which they are a party, Kaixin’s recourse to the assets held by its VIEs is indirect and it may have to incur substantial costs and expend significant resources to enforce such arrangements in reliance on legal remedies under PRC law.

Any failure by Kaixin’s VIEs or their respective shareholders to perform their obligations under Kaixin’s contractual arrangements with them would have a material adverse effect on Kaixin’s business.

Kaixin, through its wholly-owned PRC subsidiary, Renren Auto, has entered into a series of contractual arrangements with its VIEs and their respective shareholders. For a description of these contractual arrangements, see “History and Corporate Structure of Kaixin Auto Group — Contractual Arrangements among Renren Auto, the VIEs and the VIEs Shareholders.” If Kaixin’s VIEs or their shareholders fail to perform their respective obligations under these contractual arrangements, Kaixin may incur substantial costs and expend additional resources to enforce such arrangements. Kaixin may also have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which it cannot assure you will be effective under PRC laws. For example, if the shareholders of Kaixin’s VIEs were to refuse to transfer their equity interests in the VIEs to Kaixin or its designee when Kaixin exercises the purchase option pursuant to these contractual arrangements, or if they were otherwise to act in bad faith toward Kaixin, then Kaixin may have to take legal actions to compel them to perform their contractual obligations. Further, if Kaixin fails to maintain effective control over its VIEs, its business would be materially and adversely affected.

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All the agreements under Kaixin’s contractual arrangements are governed by PRC laws and provide for the resolution of disputes through arbitration in China. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the U.S. As a result, uncertainties in the PRC legal system could limit Kaixin’s ability to enforce these contractual arrangements.

Meanwhile, there are very few precedents and little formal guidance as to how contractual arrangements in the context of a VIE should be interpreted or enforced under PRC laws. There remain significant uncertainties regarding the ultimate outcome of such arbitration should legal action become necessary. In addition, under PRC laws, rulings by arbitrators are final and parties cannot appeal arbitration results in court unless such rulings are revoked or determined unenforceable by a competent court. If the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would require additional expenses and delay. In the event that Kaixin is unable to enforce these contractual arrangements, or if it suffers significant delay or other obstacles in the process of enforcing these contractual arrangements, it may not be able to exert effective control over its VIEs and relevant rights and licenses held by them which Kaixin requires in order to operate its business, and its ability to conduct its business may be negatively affected. See “— Risks Related to Doing Business in China — Uncertainties with respect to the PRC legal system could adversely affect Kaixin.”

The shareholders of Kaixin’s VIEs may have potential conflicts of interest with Kaixin. Kaixin does not have any arrangements in place to address such potential conflicts.

Kaixin has designated individuals who are PRC citizens to be nominee shareholders of its VIEs in China. Although the shareholders of Kaixin’s VIEs are contractually obligated to act in good faith and in Kaixin’s best interest, Kaixin cannot assure you that when conflicts of interest arise, any or all of these individuals will act in the best interest of the company. If these individuals were to act in bad faith towards Kaixin, they may breach or cause Kaixin’s VIEs and its subsidiaries to breach or refuse to renew the existing contractual arrangements with Kaixin.

Currently, Kaixin does not have arrangements to address potential conflicts of interest the shareholders of its VIEs may encounter, on one hand, and as a beneficial owner of the company, on the other hand. Kaixin, however, could, at all times, exercise its option under the exclusive option agreement to cause them to transfer all of their equity ownership in Kaixin’s VIEs to a PRC entity or individual designated by Kaixin as permitted by the then applicable PRC laws. In addition, if such conflicts of interest arise, Kaixin could also, in the capacity of attorney-in-fact of the then existing shareholders of Kaixin’s VIEs as provided under the power of attorney, directly appoint new directors of its VIEs. Kaixin relies on the shareholders of its VIEs to comply with PRC laws and regulations, which protect contracts and provide that directors and executive officers owe a duty of loyalty to the company and require them to avoid conflicts of interest and not to take advantage of their positions for personal gains, and the laws of the Cayman Islands, which provide that directors have a duty of care and a duty of loyalty to act honestly in good faith with a view to Kaixin’s best interests. However, the legal frameworks of China and the Cayman Islands do not provide guidance on resolving conflicts in the event of a conflict with another corporate governance regime. If Kaixin cannot resolve any conflicts of interest or disputes between Kaixin and the shareholders of the VIEs, it would have to rely on legal proceedings, which could result in disruption of its business and subject it to substantial uncertainty as to the outcome of any such legal proceedings.

If the PRC government deems that the contractual arrangements in relation to Kaixin’s VIEs do not comply with PRC regulatory restrictions on foreign investment in the relevant industries, or if these regulations or the interpretation of existing regulations change in the future, Kaixin could be subject to severe penalties or be forced to relinquish its interests in those operations.

The PRC government regulates telecommunications-related businesses through strict business licensing requirements and other government regulations. These laws and regulations also include limitations on foreign ownership of PRC companies that engage in telecommunications-related businesses. Specifically, foreign investors are generally not allowed to own more than a 50% equity interest in any PRC company engaging in value-added telecommunications businesses. The primary foreign investor must also have experience and a good track record in providing value-added telecommunications services, or VATS, overseas.

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Because Kaixin is an exempted company incorporated in the Cayman Islands, it is classified as a foreign enterprise under PRC laws and regulations, and its wholly foreign-owned enterprises in the PRC are each a foreign invested enterprise, or a FIE. Accordingly, Kaixin’s subsidiaries are not eligible to operate VATS or provide certain other restricted services related to its business in China. Kaixin relied on Qianxiang Changda and one of its subsidiaries to operate Renren Licai, a peer-to-peer financing platform, until the end of 2017 when both the platform and subsidiary were transferred to Renren. Kaixin relies on Shanghai Jieying to operate Kaixin’s used auto sales online platform and app which Kaixin believes will be considered to be VATS by the PRC government. Accordingly, Kaixin relies on contractual arrangements with Qianxiang Changda and Shanghai Jieying, namely Kaixin’s VIEs, and their respective shareholders, to operate Kaixin’s business. Kaixin’s PRC subsidiary Renren Auto has entered into a series of contractual arrangements with Kaixin’s VIEs and their respective shareholders, which enable Kaixin to (i) exercise effective control over VIEs, (ii) receive substantially all of the economic benefits of the VIEs, and (iii) have an exclusive option to purchase all or part of the equity interests and assets in the VIEs when and to the extent permitted by PRC law.

As a result of these contractual arrangements, Kaixin has control over and is the primary beneficiary of the VIEs and hence consolidates its financial results as its consolidated affiliated entities under U.S. GAAP. For a description of these contractual arrangements, see “History and Corporate Structure of Kaixin Auto Group — Contractual Arrangements among Renren Auto, the VIEs and the VIEs Shareholders.”

Kaixin believes that its corporate structure and contractual arrangements comply with the current applicable PRC laws and regulations. Kaixin’s PRC legal counsel, TransAsia Lawyers, based on its understanding of the relevant laws and regulations, is of the opinion that each of the contracts among Kaixin’s relevant wholly-owned PRC subsidiary, its VIEs and their respective shareholders are valid, binding and enforceable in accordance with its terms, except that the pledges on Shanghai Jieying’s equity interests would not be deemed validly created until they are registered with the competent administration of industry and commerce. However, Kaixin has been further advised by its PRC legal counsel that there are substantial uncertainties regarding the interpretation and application of current or future PRC laws and regulations. Thus, the PRC government may ultimately take a view contrary to the opinion of Kaixin’s PRC counsel. There can be no assurance that the PRC government authorities, such as the Ministry of Commerce, or MOFCOM or the Ministry of Industry and Information Technology, or the MIIT, or other authorities that regulate the telecommunications industry, would agree that Kaixin’s corporate structure or any of the above contractual arrangements comply with PRC licensing, registration or other regulatory requirements, with existing policies or with requirements or policies that may be adopted in the future. PRC laws and regulations governing the validity of these contractual arrangements are uncertain and the relevant government authorities have broad discretion in interpreting these laws and regulations.

If Kaixin’s corporate structure and contractual arrangements are deemed by the MIIT or the MOFCOM or other regulators having competent authority to be illegal, either in whole or in part, Kaixin may lose control of its VIEs and have to modify such structure to comply with regulatory requirements. However, there can be no assurance that Kaixin can achieve this without material disruption to its business. Further, if Kaixin’s corporate structure and contractual arrangements are found to be in violation of any existing or future PRC laws or regulations, the relevant regulatory authorities would have broad discretion in dealing with such violations, including:

●          revoking its business and operating licenses;

●          levying fines on it;

●          confiscating any of its income that they deem to be obtained through illegal operations;

●          shutting down its services;

●          discontinuing or restricting its operations in China;

●          imposing conditions or requirements with which it may not be able to comply;

●          requiring it to change its corporate structure and contractual arrangements;

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●          restricting or prohibiting its use of the proceeds from overseas offerings to finance its VIEs’ business and operations; and

●          taking other regulatory or enforcement actions that could be harmful to its business.

Furthermore, new PRC laws, rules and regulations may be introduced to impose additional requirements that may be applicable to Kaixin corporate structure and contractual arrangements. See “— Substantial uncertainties exist with respect to the enactment timetable, interpretation and implementation of the draft PRC Foreign Investment Law, and its enactment may materially and adversely affect Kaixin’s business and financial condition.”

Occurrence of any of these events could materially and adversely affect Kaixin’s business, financial condition and results of operations. In addition, if the imposition of any of these penalties or requirement to restructure Kaixin’s corporate structure causes it to lose the rights to direct the activities of its VIEs or its right to receive their economic benefits, Kaixin would no longer be able to consolidate the financial results of such VIE in its consolidated financial statements. However, Kaixin does not believe that such actions would result in the liquidation or dissolution of the company, its wholly-owned subsidiary in China or its VIEs or their subsidiaries. See “History and Corporate Structure of Kaixin Auto Group — Contractual Arrangements among Renren Auto, the VIEs and the VIEs Shareholders.”

Contractual arrangements in relation to Kaixin’s VIEs may be subject to scrutiny by the PRC tax authorities and they may determine that Kaixin’s VIEs owe additional taxes, which could negatively affect Kaixin’s financial condition and the value of Kaixin’s ordinary shares.

Under applicable PRC laws and regulations, arrangements and transactions among related parties may be subject to audit or challenge by the PRC tax authorities. The PRC Enterprise Income Tax Law requires every enterprise in China to submit its annual enterprise income tax return together with a report on transactions with its related parties to the relevant tax authorities. The tax authorities may impose reasonable adjustments on taxation if they have identified any related party transactions that are inconsistent with arm’s length principles.

Kaixin may face material and adverse tax consequences if the PRC tax authorities determine that the contractual arrangements among Kaixin’s wholly-owned PRC subsidiary, its VIEs and their respective shareholders were not entered into on an arm’s length basis in such a way as to result in an impermissible reduction in taxes under applicable PRC laws, regulations and rules, and adjust their income in the form of a transfer pricing adjustment.

A transfer pricing adjustment could, among other things, result in a reduction of expense deductions recorded by Kaixin’s wholly-owned PRC subsidiary or VIEs for PRC tax purposes, which could in turn increase their tax liabilities without reducing their tax expenses. In addition, if Kaixin’s wholly-owned PRC subsidiary requests the shareholders of its VIEs to transfer their equity interests in its VIEs at nominal or no value pursuant to these contractual arrangements, such transfer could be viewed as a gift and subject the relevant subsidiary to PRC income tax. Furthermore, the PRC tax authorities may impose late payment fees and other penalties on Kaixin’s PRC subsidiary and VIEs for adjusted but unpaid taxes according to applicable regulations. Kaixin’s financial position could be materially and adversely affected if the tax liabilities of its PRC subsidiary and VIEs increase, or if they are required to pay late payment fees and other penalties.

Kaixin may lose the ability to use and enjoy assets held by its VIEs that are material to the operation of its business if either entity goes bankrupt or becomes subject to a dissolution or liquidation proceeding.

Kaixin’s VIEs hold substantially all of its assets. Under the contractual arrangements, Kaixin’s VIEs may not and their respective shareholders may not cause the VIEs to, in any manner, sell, transfer, mortgage or dispose of the VIEs’ assets or legal or beneficial interests in the business without Kaixin’s prior consent. However, in the event that the shareholders of Kaixin’s VIEs breach these contractual arrangements and voluntarily liquidate its VIEs, or its VIEs declares bankruptcy and all or part of VIEs’ assets become subject to liens or rights of third-party creditors, or are otherwise disposed of without Kaixin’s consent, Kaixin may be unable to continue some or all of its business activities, which could materially and adversely affect its business, financial condition and results of operations. If Kaixin’s VIEs undergo a voluntary or involuntary liquidation proceeding, independent third-party creditors may claim rights to some or all of these assets, thereby hindering Kaixin’s ability to operate its business, which could materially and adversely affect its business, financial condition and results of operations.

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If the custodians or authorized users of Kaixin’s controlling non-tangible assets, including chops and seals, fail to fulfill their responsibilities, or misappropriate or misuse these assets, Kaixin’s business and operations may be materially and adversely affected.

Under PRC law, legal documents for corporate transactions, including agreements and contracts that Kaixin’s business relies on, are executed using the chop or seal of the signing entity or with the signature of a legal representative whose designation is registered and filed with the relevant local branch of the State Administration for Industry and Commerce, or the SAIC. Kaixin generally executes legal documents by affixing chops or seals, rather than having the designated legal representatives sign the documents.

Kaixin has three major types of chops — corporate chops, contract chops and finance chops. Kaixin uses corporate chops generally for documents to be submitted to government agencies, such as applications for changing business scope, directors or company name, and for legal letters. Kaixin uses contract chops for executing leases and commercial contracts. Kaixin uses finance chops generally for making and collecting payments, including issuing invoices. Use of corporate chops must be approved by both Kaixin’s legal department and administrative department, use of contract chops must be approved by Kaixin’s legal department, and use of finance chops must be approved by Kaixin’s finance department. The chops of Kaixin’s subsidiaries and VIEs are generally held by the relevant entities so that documents can be executed locally.

In order to maintain the physical security of Kaixin’s chops, it generally has them stored in secured locations accessible only to the designated key employees of its legal, administrative or finance departments. Kaixin’s designated legal representatives generally do not have access to the chops. Although Kaixin has approval procedures in place and monitors its key employees, including the designated legal representatives of its subsidiaries and VIEs, the procedures may not be sufficient to prevent all instances of abuse or negligence. There is a risk that Kaixin’s key employees or designated legal representatives could abuse their authority, for example, by binding its subsidiaries and VIEs with contracts against its interests, as it would be obligated to honor these contracts if the other contracting party acts in good faith in reliance on the apparent authority of Kaixin’s chops or signatures of Kaixin’s legal representatives. If any designated legal representative obtains control of the chop in an effort to obtain control over the relevant entity, Kaixin would need to have a shareholder or board resolution to designate a new legal representative and to take legal action to seek the return of the chop, apply for a new chop with the relevant authorities, or otherwise seek legal remedies for the legal representative’s misconduct. If any of the designated legal representatives obtains and misuses or misappropriates Kaixin’s chops and seals or other controlling intangible assets for whatever reason, Kaixin could experience disruption to its normal business operations. Kaixin may have to take corporate or legal action, which could involve significant time and resources to resolve while distracting management from its operations, and its business and operations may be materially and adversely affected.

Substantial uncertainties exist with respect to the enactment timetable, interpretation and implementation of the draft PRC Foreign Investment Law, and its enactment may materially and adversely affect Kaixin’s business and financial condition.

The MOFCOM published a discussion draft of the proposed Foreign Investment Law in January 2015 aiming to, upon its enactment, replace the major existing laws and regulations governing foreign investment in China. While the MOFCOM solicited comments on this draft, substantial uncertainties exist with respect to the enactment timetable, interpretation and implementation of the proposed legislation and the extent of revision to the currently proposed draft. The draft Foreign Investment Law, if enacted as proposed, may materially impact the entire legal framework regulating foreign investments in China.

Among other things, the draft Foreign Investment Law purports to introduce the principle of “actual control” in determining whether a company is considered a foreign invested enterprise, or a FIE. The draft Foreign Investment Law specifically provides that entities established in China but “controlled” by foreign investors will be treated as FIEs, whereas an entity organized in a foreign jurisdiction, but cleared by the MOFCOM as “controlled” by PRC entities and/or citizens, would nonetheless be treated as a PRC domestic entity for investment in the “restriction category” that could appear on any such “negative list.”

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Once an entity is determined to be a FIE, and its investment amount exceeds certain thresholds or its business operation falls within a “negative list” purported to be separately issued by the State Council in the future, market entry clearance by the MOFCOM or its local counterparts would be required.

The “variable interest entity” structure, or VIE structure, has been adopted by many PRC-based companies, including Kaixin, to conduct business in the industries that are currently subject to foreign investment restrictions in China. Under the draft Foreign Investment Law, VIEs that are controlled via contractual arrangements would also be deemed as FIEs, if they are ultimately “controlled” by foreign investors. For any companies with a VIE structure in an industry category that is in the “restriction category” that could appear on any such “negative list,” the existing VIE structure may be deemed legitimate only if the ultimate controlling person(s) is/are of PRC nationality (either PRC state owned enterprises or agencies, or PRC citizens). Conversely, if the actual controlling person(s) is/are of foreign nationalities, then the VIEs will be treated as FIEs, in which case, the existing VIE structures will likely to be scrutinized and subject to foreign investment restrictions and approval from the MOFCOM and other supervising authorities such as MIIT. Any operation in the industry category on the “negative list” without market entry clearance may be considered as illegal.

However, there are significant uncertainties as to how the control status of Kaixin’s VIEs would be determined under the enacted version of the Foreign Investment Law. In addition, it is uncertain whether any of the businesses that Kaixin currently operates or plans to operate in the future through its VIEs would be on the to-be-issued “negative list” and therefore be subject to any foreign investment restrictions or prohibitions. If Kaixin’s VIEs were deemed as a FIE under the enacted version of the Foreign Investment Law, and any of the businesses that it operates were in the “restricted” category on the to-be-issued “negative list,” such determination would materially and adversely affect the value of its ordinary shares. Kaixin also faces uncertainties as to whether the enacted version of the Foreign Investment Law and the final “negative list” would mandate further actions, such as MOFCOM market entry clearance, to be completed by companies with existing VIE structure and whether such clearance can be timely obtained, or at all. If Kaixin were not considered as ultimately controlled by PRC domestic investors under the enacted version of the Foreign Investment Law, further actions required to be taken by Kaixin under the enacted Foreign Investment Law may materially and adversely affect Kaixin’s business and financial condition.

In addition, Kaixin’s corporate governance practices may be materially impacted and its compliance costs could increase if it were not considered as ultimately controlled by PRC domestic investors under the Foreign Investment Law, if enacted as currently proposed. For instance, the draft Foreign Investment Law as proposed purports to impose stringent ad hoc and periodic information reporting requirements on foreign investors and the applicable FIEs. Aside from investment implementation report and investment amendment report that would be required for each investment and alteration of investment specifics, an annual report would be mandatory, and large foreign investors meeting certain criteria would be required to report on a quarterly basis. Any company found to be non-compliant with these information reporting obligations could potentially be subject to fines and/or administrative or criminal liabilities, and the persons directly responsible could be subject to criminal liabilities.

Risks Related to Doing Business in China

Changes in China’s economic, political or social conditions or government policies could have a material adverse effect on Kaixin’s business and operations.

Substantially all of Kaixin’s assets and operations are located in China. Accordingly, Kaixin’s business, financial condition, results of operations and prospects may be influenced to a significant degree by political, economic and social conditions in China generally.

The Chinese economy differs from the economies of most developed countries in many respects, including the level of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. Although the Chinese government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in China is still owned by the government. In addition, the Chinese government continues to play a significant role in regulating industry development by imposing industrial policies. The Chinese government also exercises significant control over China’s economic growth through allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

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While the Chinese economy has experienced significant growth over the past decades, growth has been uneven, both geographically and among various sectors of the economy. The Chinese government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall Chinese economy, but may have a negative effect on Kaixin. For example, Kaixin’s financial condition and results of operations may be adversely affected by government control over capital investments or changes in tax regulations. In addition, in the past the Chinese government has implemented certain measures, including interest rate increases, to control the pace of economic growth. These measures may cause decreased economic activity in China, and since 2012, the Chinese economy has slowed down. Any prolonged slowdown in the Chinese economy may reduce the demand for Kaixin’s products and services and materially and adversely affect its business and results of operations.

Uncertainties with respect to the PRC legal system could adversely affect Kaixin.

The PRC legal system is based on written statutes and prior court decisions have limited value as precedents. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involves uncertainties.

In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation over the past four decades has significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system, and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, the interpretation and enforcement of these laws and regulations involve uncertainties. Since PRC administrative and court authorities have significant discretion in interpreting, implementing and enforcing statutory provisions and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection Kaixin enjoys than some more-developed legal systems. These uncertainties may affect Kaixin’s decisions on the policies and actions to be taken to comply with PRC laws and regulations, and may affect its ability to enforce its contractual rights or tort claims. In addition, the regulatory uncertainties may be exploited through unmerited or frivolous legal actions or threats in attempts to extract payments or benefits from Kaixin.

Furthermore, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all and may have a retroactive effect. As a result, Kaixin may not be aware of its violation of any of these policies and rules until sometime after the violation. In addition, any administrative and court proceedings in China may be protracted, resulting in substantial costs and diversion of resources and management attention.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments or bringing actions in China against Kaixin or its management named in this proxy statement based on foreign laws.

Kaixin is a company incorporated under the laws of the Cayman Islands, it conducts all of its operations in China and all of its assets are located in China. In addition, all of Kaixin’s senior executive officers reside within China for a significant portion of the time and most of its directors and senior executive officers are PRC nationals. As a result, it may be difficult for you to effect service of process upon Kaixin or those persons inside mainland China. In addition, China does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the Cayman Islands and many other countries and regions. Therefore, recognition and enforcement in China of judgments of a court in any of these non-PRC jurisdictions in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

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Kaixin may have exposure to greater than anticipated tax liabilities.

Kaixin is subject to enterprise income tax, value-added tax, and other taxes in each province and city in China where it has operations. Kaixin’s tax structure is subject to review by various local tax authorities. The determination of Kaixin’s provision for income tax and other tax liabilities requires significant judgment. In the ordinary course of Kaixin’s business, there are many transactions and calculations where the ultimate tax determination is uncertain. For example, since 2018, Kaixin has entered into a series of ancillary agreements to facilitate its sale of used cars for value-added tax optimization purposes. Under these ancillary agreements, when Kaixin sources a used car, the legal title of the car is transferred to a Jieying Executive, and the registration is transferred to the name of one of the Dealership's employees. When the used car is sold, the relevant legal ownership is transferred from the Jieying Executive to the purchaser, and the registration is transferred from the Dealership employee's name to the name of the purchaser. Under PRC laws and regulations, if the seller is an individual selling a personal automobile, the seller is exempted from value-added tax. Thus, structuring the purchase and subsequent sale such that the legal title and automobile registration are placed under the names of Jieying Executives and Dealership employees, respectively, as described above results in the Company recognizing no value-added tax on the sales of the used cars. Viewed as a service provider from a VAT tax perspective in the used car transactions structured this way, Kaixin is only subject to value-added tax on the difference between the original purchase price and retail price of the used cars. Although Kaixin believes that the transaction structure created by the ancillary agreements and its estimates of its value-added taxes are reasonable, the ultimate decisions by the relevant tax authorities may differ from the amounts recorded in its financial statements and if the conclusion were reached by relevant tax authorities that the Company was subject to VAT as a result of using the employees as agents in this structure, such a determination would have a material adverse effect on the Company's financial results in the period or periods for which such determinations are made.

Kaixin may rely on dividends and other distributions on equity paid by its PRC subsidiaries to fund any cash and financing requirements it may have, and any limitation on the ability of its PRC subsidiaries to make payments to Kaixin could have a material and adverse effect on its ability to conduct its business.

Kaixin is a Cayman Islands holding company, and it relies on dividends and other distributions on equity paid by its PRC subsidiaries for its cash and financing requirements, including the funds necessary to pay dividends and other cash distributions to its shareholders and repay any debt it may incur. Kaixin’s PRC subsidiaries’ ability to distribute dividends is based upon its distributable earnings. Current PRC regulations permit Kaixin’s PRC subsidiaries to pay dividends to their respective shareholders only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. In addition, each of Kaixin’s PRC subsidiaries, as a wholly foreign-owned enterprise in China, is required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until the aggregate amount of such reserve reaches 50% of its registered capital. At its discretion, a wholly foreign-owned enterprise may allocate a portion of its after-tax profits based on PRC accounting standards to staff welfare and bonus funds. These reserve funds and staff welfare and bonus funds are not distributable as cash dividends. If Kaixin’s PRC subsidiaries incur debt on their own behalf in the future, the instruments governing the debt may also restrict their ability to pay dividends or make other payments to Kaixin. Any limitation on the ability of Kaixin’s PRC subsidiaries to distribute dividends or other payments to their respective shareholders could materially and adversely limit Kaixin’s ability to grow, make investments or acquisitions that could be beneficial to its businesses, pay dividends or otherwise fund and conduct its business.

In addition, the PRC tax authorities may require Kaixin’s PRC subsidiary that entered into contractual arrangement with Kaixin’s PRC VIEs to adjust its taxable income under the VIE arrangements it currently has in place with Kaixin’s VIEs and their respective shareholders in a manner that would materially and adversely affect its ability to pay dividends and other distributions to us. See “— Risks Related to Kaixin’s Corporate Structure — Contractual arrangements in relation to Kaixin’s VIEs may be subject to scrutiny by the PRC tax authorities and they may determine that Kaixin’s VIEs owe additional taxes, which could negatively affect Kaixin’s financial condition and the value of Kaixin’s ordinary shares.”

PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent Kaixin from using offshore funds to make loans or additional capital contributions to its PRC subsidiaries, which could materially and adversely affect its liquidity and its ability to fund and expand its business.

Kaixin is an offshore holding company primarily conducting its operations in China. Any funds Kaixin transfers to its PRC subsidiaries, either as a shareholder loan or as an increase in registered capital, are subject to registration or filing with relevant governmental authorities in China.

According to the relevant PRC regulations on foreign-invested enterprises, or FIEs, in China, capital contributions to Kaixin’s PRC subsidiaries are subject to the requirement of making necessary filings in the Foreign Investment Comprehensive Management Information System, or FICMIS, and registration with other government authorities in China. Any loans to Kaixin’s PRC subsidiaries, which are treated as foreign-invested enterprises, or FIEs under PRC law, are subject to PRC regulations and foreign exchange loan registrations. For example, (a) any foreign loan procured by Kaixin’s PRC subsidiaries is required to be registered with the State Administration of Foreign Exchange, or SAFE, or its local branches, and (b) Kaixin’s PRC subsidiaries may not procure loans which exceed either the cross-border financing risk weighted balance calculated based on a special formula or the difference between their respective registered capital and their respective total investment amount as approved by, or filed with, the MOFCOM or its local branches. Any medium- or long-term loan to be provided by Kaixin to its PRC subsidiaries must be filed and registered with the National Development and Reform Committee and the SAFE or their local branches. See “Regulations — Regulations on Foreign Exchange — Regulations on Offshore Investment by PRC Residents.” Kaixin may not obtain these government approvals or complete such filings or registrations on a timely basis, if at all, with respect to future capital contributions or foreign loans by Kaixin to its PRC subsidiaries. If Kaixin fails to receive such approvals or complete such registration, its ability to use offshore funds and to capitalize its PRC operations may be negatively affected, which could adversely affect its liquidity and its ability to fund and expand its business.

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On March 30, 2015, the SAFE promulgated the Circular on Reforming the Management Approach Regarding the Foreign Exchange Capital Settlement of Foreign-Invested Enterprises, or SAFE Circular 19. SAFE Circular 19 took effect as of June 1, 2015. SAFE Circular 19 launched a nationwide reform of the administration of the settlement of the foreign exchange capitals of FIEs and allows FIEs to settle their foreign exchange capital at their discretion, but continues to prohibit FIEs from using the Renminbi fund converted from their foreign exchange capitals for expenditure beyond their business scopes, providing entrusted loans or repaying loans between nonfinancial enterprises. On June 9, 2016, the SAFE promulgated the Circular on Reforming and Standardizing the Administrative Provisions on Capital Account Foreign Exchange, or SAFE Circular 16. SAFE Circular 16 reiterates some of the rules set forth in SAFE Circular 19, but changes the prohibition against using RMB capital converted from foreign currency-denominated registered capital of an FIE to issue RMB entrusted loans to a prohibition against using such capital to issue loans to non-associated enterprises. Violations of these Circulars could result in severe monetary or other penalties. SAFE Circular 19 and SAFE Circular 16 may significantly limit Kaixin’s ability to use Renminbi converted from offshore funds to fund the establishment of new entities in China by Kaixin’s VIEs, to invest in or acquire any other PRC companies through its PRC subsidiaries or to establish new consolidated variable interest entities in the PRC, which may adversely affect its business, financial condition and results of operations.

Kaixin is required to obtain certain licenses and permits for its business operations, and it may not be able to obtain or maintain such licenses or permits.

The PRC government regulates the Internet and automotive industries extensively, including through licensing and permit requirements pertaining to companies in these industries. Relevant laws and regulations are relatively new and evolving, and their interpretation and enforcement involve significant uncertainty. As a result, under certain circumstances, it may be difficult to determine what actions or omissions may be deemed violations of applicable laws and regulations.

Kaixin provides value-added telecommunications services through Shanghai Jieying, which possesses an ICP License. Kaixin is completing the rollout of its service centers. A company engaging in motor vehicle maintenance must apply to the relevant local road transportation authority to obtain a road transportation operation permit after it has become duly registered. Kaixin’s Suzhou Dealership is in the process of obtaining a road transportation operation permit. Failure to obtain, maintain or renew these licenses may significantly disrupt Kaixin’s business, subject it to sanctions, or have other material adverse effects on it.

To enable Kaixin’s customers to receive vehicles purchased from its Dealerships and other in-network dealers, it relies initially on the use of its own capital during the waiting period between customers and its financing partners. As Kaixin’s financing partners generally approve and release funds within a period of up to a few weeks to its Dealership or the other in-network dealer, it first releases funds in advance to its Dealership or the relevant in-network dealership so that it can in turn release vehicles to its customers earlier than would otherwise be the case. As the vehicle purchase loan relationship is ultimately between the relevant customers and Kaixin’s financing partners, Kaixin does not consider its service as constituting a financial service requiring it to obtain any approval or license. However, Kaixin cannot assure you that relevant PRC government agencies, would reach the same conclusion as Kaixin. As of the date of this proxy statement, Kaixin has not been subject to any fines or other penalties under any PRC laws or regulations related to the foregoing solutions it provides. However, given the evolving regulatory environment of the financial industry, Kaixin cannot assure you that it will not be required in the future by relevant governmental authorities to obtain approval or license to continue to provide such interim financing solutions used to speed up the vehicle purchase procedure.

In addition, pursuant to relevant laws and regulations, as Jieying and Kaixin’s Dealerships are regarded as operators of used car sales business, these entities are required to complete filing with MOFCOM at provincial level. Kaixin may fail to complete such filings in certain locations since the relevant authorities in those areas do not accept such filing application in practice due to the lack of local implementation rules and policies in such respects. Kaixin plans to submit its application as soon as the relevant governmental authorities are ready to accept its filing application. However, Kaixin cannot assure you that it can successfully complete the filing in a timely manner, or at all. Failure to comply with the filing requirements may subject Kaixin’s business to restriction. As a result, Kaixin’s business and results of operations may be materially and adversely affected.

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It is required by PRC laws and regulations for companies responsible for the construction projects to prepare environmental impact report, environmental impact statement, or environmental impact registration form based on the different level of potential environmental impact of the projects. The environmental impact reports (required if potentially serious environmental impact) and the environmental impact statements (required if potentially mild environmental impact) are subject to review and approval by the governmental authority and failure to satisfy such requirements may subject one to discontinuation of the construction projects, fines of 1% to 5% of the total investment in the projects or an order of restoration. The environmental impact registration forms (required if very little environmental impact where environmental impact assessment is not necessary) are required to be filed with competent authority and failure to satisfy such requirement may subject one to fines up to RMB50,000 (US$7,971). Kaixin does not regularly conduct construction projects in the ordinary course of its business. However, some of Kaixin’s projects, including the building and overall decoration of its after- sales service centers, could be recognized as construction projects where a timely filing or submission for approval is required and failure to do so may subject Kaixin to fines and other enforcement actions as mentioned above.

Considerable uncertainty exists regarding the interpretation and implementation of existing and future laws and regulations governing Kaixin’s business activities. If Kaixin fails to complete, obtain or maintain any of the required licenses or approvals or make necessary filings, it may be subject to various penalties, such as confiscation of illegal gains, imposition of fines and discontinuation or restriction of its operations. Any such penalties may disrupt its business operations and adversely affect its business, financial condition and operations.

Restoration of limits on cross-regional flows of used cars would adversely affect Kaixin’s sourcing and sales of used cars.

To create a freely circulating market of used cars, the Chinese central government has implemented multiple policies in recent years aimed at removing restrictions on cross-regional flow of used cars. In March 2016, the China State Council issued guidance to promote more convenient transactions of used vehicles. This required the removal, in all cities other than key regions for air pollution prevention and control, such as Beijing and 14 others, of curbs previously implemented to prevent vehicles from one city or province being sold in another, provided that the subject vehicle meets the emission standards of the destination locality. In December 2016, the Ministry of Commerce and the Ministry of Environmental Protection issued orders to implement the State Council’s guideline, required that as long as the regular inspections for environmental protection and motor vehicle safety are valid, and that the motor vehicle meets the emission standards of the destination locality, local governments should not set any other limits. Further, the Government Work Report 2018 states that more efforts will be made this year to scrap any limits on cross-region flow of used cars. Kaixin does not expect that any new restrictions will be imposed to prevent cross-region used car transactions, however, if such restrictions were to be imposed by local governments, it would adversely affect Kaixin’s sourcing and sales of used cars.

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Government policies on automobile purchases and ownership may materially affect Kaixin’s results of operations.

Government policies on automobile purchases and ownership may have a material effect on Kaixin’s business due to their influence on consumer behaviors. In an effort to alleviate traffic congestion and improve air quality, some local governmental authorities issued regulations and relevant implementation rules in order to control urban traffic and the number of automobiles within particular urban areas. For example, local Beijing governmental authorities adopted regulations and relevant implementing rules in December 2010 to limit the total number of license plates issued to new automobile purchases in Beijing each year. Local Guangzhou governmental authorities also announced similar regulations, which came into effect in July 2013. There are similar policies that restrict the issuance of new automobile license plates in Shanghai, Tianjin, Hangzhou, Guiyang and Shenzhen. In September 2013, the State Council released a plan for the prevention and remediation of air pollution, which requires large cities, such as Beijing, Shanghai and Guangzhou, to further restrict the number of motor vehicles. In October 2013, the Beijing government issued an additional regulation to limit the total number of vehicles in Beijing to no more than six million by the end of 2017. Such regulatory developments, as well as other uncertainties, may adversely affect the growth prospects of China’s automotive industry, which in turn may have a material adverse impact on Kaixin’s business.

Kaixin relies on contractual obligations rather than government filings to ensure its continued title to vehicles managed under its inventory financing business.

Kaixin’s loans to used car dealerships are structured on a finance lease basis, whereby the entity lessor sells Kaixin the vehicle before leasing it back from Kaixin, although for accounting purposes the transaction is not treated as a sale as it is not substantively a sale due to the economic substance of the transaction. In spite of this arrangement, upon completing the purchase of the subject vehicle, Kaixin does not formally transfer the registration of the vehicle into Kaixin’s name. Kaixin also does not file mortgage registrations relating to the lease of the vehicle. Instead, Kaixin’s contract with the lessor obligates them not to take any action that could undermine Kaixin’s title to the vehicle. In addition, Kaixin retains in its control all documents relating to the vehicle and title, and provide markings for the vehicle identifying it as owned by Kaixin. However, these steps would not prevent a good-faith third-party buyer from taking legal title to the vehicle if the lessor attempted to sell the vehicle without Kaixin’s knowledge. If the lessor sells the vehicle without Kaixin’s knowledge, Kaixin would face potential inventory shortages of vehicles, liability for breach of contract if there is another contract selling the same vehicle, and costs attempting to recover from the lessor its losses from such unauthorized sale of the vehicle. Kaixin might not be able to recover from the lessor its losses from unauthorized sale of vehicle, or claim the legal title of the vehicle back, which would have a material adverse effect on Kaixin’s business, results of operations and financial condition.

Fluctuations in exchange rates could have a material and adverse effect on Kaixin’s results of operations and the value of Kaixin’s ordinary shares.

The value of the Renminbi against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in political and economic conditions in China and by China’s foreign exchange policies. On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the Renminbi to the U.S. dollar, and the Renminbi appreciated more than 20% against the U.S. dollar over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between the Renminbi and the U.S. dollar remained within a narrow band. Since June 2010, the Renminbi has fluctuated against the U.S. dollar, at times significantly and unpredictably. On November 30, 2015, the Executive Board of the International Monetary Fund completed the regular five-year review of the basket of currencies that make up the Special Drawing Right, or the SDR, and decided that with effect from October 1, 2016, Renminbi is determined to be a freely usable currency and will be included in the SDR basket as a fifth currency, along with the U.S. dollar, the Euro, the Japanese yen and the British pound. In the fourth quarter of 2016, the Renminbi has depreciated significantly in the backdrop of a surging U.S. dollar and persistent capital outflows of China. With the development of the foreign exchange market and progress toward interest rate liberalization and Renminbi internationalization, the PRC government may in the future announce further changes to the exchange rate system, and Kaixin cannot assure you that the Renminbi will not appreciate or depreciate significantly in value against the U.S. dollar in the future. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the Renminbi and the U.S. dollar in the future.

Kaixin’s revenues and costs are mostly denominated in RMB. Significant revaluation of the Renminbi may have a material and adverse effect on the value of Kaixin’s ordinary shares. For example, to the extent that Kaixin needs to convert U.S. dollars into Renminbi for its operations, appreciation of the Renminbi against the U.S. dollar would have an adverse effect on the Renminbi amount Kaixin would receive from the conversion. Conversely, if Kaixin decides to convert its Renminbi into U.S. dollars for the purpose of making payments for dividends on its Class A ordinary shares or for other business purposes, appreciation of the U.S. dollar against the Renminbi would have a negative effect on the U.S. dollar amount available to it. In addition, appreciation or depreciation in the value of the Renminbi relative to U.S. dollars would affect Kaixin’s financial results reported in U.S. dollar terms regardless of any underlying change in its business or results of operations.

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Very limited hedging options are available in China to reduce its exposure to exchange rate fluctuations. To date, Kaixin has not entered into any hedging transactions in an effort to reduce its exposure to foreign currency exchange risk. While Kaixin may decide to enter into hedging transactions in the future, the availability and effectiveness of these hedges may be limited, and it may not be able to adequately hedge its exposure, or at all. In addition, Kaixin’s currency exchange losses may be magnified by PRC exchange control regulations that restrict its ability to convert Renminbi into foreign currency.

Governmental control of currency conversion may limit its ability to utilize its revenues effectively and affect the value of Kaixin’s ordinary shares.

The PRC government imposes controls on the convertibility of the Renminbi into foreign currencies and, in certain cases, the remittance of currency out of China. Kaixin receives all of its revenues in Renminbi. Under Kaixin’s current corporate structure, its Cayman Islands holding company primarily relies on dividend payments from its PRC subsidiaries to fund any cash and financing requirements it may have. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and trade and service-related foreign exchange transactions, can be made in foreign currencies without prior approval of the SAFE by complying with certain procedural requirements. Specifically, under the existing exchange restrictions, without prior approval of SAFE, cash generated from the operations of Kaixin’s PRC subsidiaries in China may be used to pay dividends to the company. However, approval from or registration with appropriate government authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. As a result, Kaixin needs to obtain SAFE approval to use cash generated from the operations of its PRC subsidiaries and VIEs to pay off their respective debt in a currency other than Renminbi owed to entities outside China, or to make other capital expenditure payments outside China in a currency other than Renminbi.

In light of the substantial capital outflows of China in 2016 due to the weakening RMB, the PRC government has imposed more restrictive foreign exchange policies and stepped up scrutiny of major outbound capital movement. More restrictions and substantial vetting process are put in place by SAFE to regulate cross-border transactions falling under the capital account. The PRC government may at its discretion further restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents Kaixin from obtaining sufficient foreign currencies to satisfy its foreign currency demands, it may not be able to pay dividends in foreign currencies to its shareholders.

The approval of the China Securities Regulatory Commission may be required in connection with the Business Combination under PRC law.

The M&A Rules, which were adopted in 2006 by six PRC regulatory agencies, including the China Securities Regulatory Commission, or the CSRC, purport to require offshore special purpose vehicles that are controlled by PRC companies or individuals and that have been formed for the purpose of seeking a public listing on an overseas stock exchange through acquisitions of PRC domestic companies or assets to obtain CSRC approval prior to publicly listing their securities on an overseas stock exchange. The interpretation and application of the regulations remain unclear, and the Business Combination may ultimately require approval from the CSRC. If CSRC approval is required, it is uncertain whether it would be possible for Kaixin to obtain the approval and any failure to obtain or delay in obtaining CSRC approval for the Business Combination would subject it to sanctions imposed by the CSRC and other PRC regulatory agencies.

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Kaixin’s PRC counsel has advised it that, based on its understanding of the current PRC laws and regulations, it will not be required to submit an application to the CSRC for the approval of the Business Combination because (i) the CSRC currently has not issued any definitive rule or interpretation concerning whether transactions like that under this proxy statement are subject to this regulation, (ii) Kaixin’s wholly owned PRC subsidiaries were established by foreign direct investment, rather than through a merger or acquisition of a domestic company as defined under the M&A Rules and (iii) no explicit provision in the M&A Rules classifies the respective contractual arrangements among Kaixin’s PRC subsidiaries, the consolidated affiliated entities and their shareholders as a type of acquisition transaction falling under the M&A Rules.

However, Kaixin cannot assure you that relevant PRC government agencies, including the CSRC, would reach the same conclusion as its PRC counsel, and hence it may face regulatory actions or other sanctions from the CSRC or other PRC regulatory agencies. These regulatory agencies may impose fines and penalties on Kaixin’s operations in China, limit its ability to pay dividends outside of China, limit its operating privileges in China or take other actions that could have a material adverse effect on its business, financial condition, results of operations and prospects, as well as the trading price of the ordinary shares. The CSRC or other PRC regulatory agencies also may take actions requiring Kaixin, or making it advisable for it, to halt this Business Combination. Consequently, if you engage in market trading or other activities in anticipation of and prior to settlement and delivery, you do so at the risk that settlement and delivery may not occur. In addition, if the CSRC or other regulatory agencies later promulgate new rules or explanations requiring that Kaixin obtain their approvals for the Business Combination, it may be unable to obtain a waiver of such approval requirements, if and when procedures are established to obtain such a waiver. Any uncertainties and/or negative publicity regarding such approval requirement could have a material adverse effect on the value of Kaixin’s ordinary shares.

Certain PRC regulations may make it more difficult for Kaixin to pursue growth through acquisitions.

The Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or the M&A Rules, adopted by six PRC regulatory agencies in 2006 and amended in 2009, and some other regulations and rules concerning mergers and acquisitions established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time-consuming and complex. Such regulation requires, among other things, that the MOFCOM be notified in advance of any change-of-control transaction in which a foreign investor acquires control of a PRC domestic enterprise, if (i) any important industry is concerned, (ii) such transaction involves factors that impact or may impact national economic security, or (iii) such transaction will lead to a change in control of a domestic enterprise which holds a famous trademark or PRC time-honored brand. Moreover, the Anti-Monopoly Law promulgated by the Standing Committee of the NPC that became effective in 2008 requires that transactions that are deemed concentrations and involve parties with specified turnover thresholds must be cleared by the MOFCOM before they can be completed. In addition, PRC national security review rules, i.e., Provisions of MOFCOM on Implementation of Security Review System for Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, that became effective in September 2011, and Notice of the General Office of the State Council on Establishment of Security Review System pertaining to Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, which became effective in March 2011, require acquisitions by foreign investors of PRC companies engaged in military-related or certain other industries that are crucial to national security be subject to security review before consummation of any such acquisition. In the future, Kaixin may grow its business by acquiring complementary businesses. Complying with the requirements of these regulations to complete such transactions could be time-consuming, and any required approval processes, including obtaining approval or clearance from the MOFCOM, may delay or inhibit Kaixin’s ability to complete such transactions, which could affect its ability to expand its business or maintain its market share.

Any failure by Kaixin to make full contributions to various employee benefits plans as required by PRC laws may expose it to potential penalties.

Companies operating in China are required to participate in various government sponsored employee benefit plans, including certain social insurance schemes and housing funds, and contribute to the plans in amounts equal to certain percentages of salaries, including bonuses and allowances, of the employees up to a maximum amount specified by the local governments from time to time at locations where they operate businesses. The requirement of employee benefit plans has not been implemented consistently by the local governments in China given the different levels of economic development in different locations. Kaixin did not pay, or was not able to pay, certain past social security and housing fund contributions in strict compliance with the relevant PRC regulations for and on behalf of its employees due to differences in local regulations and inconsistent implementation or interpretation by local authorities in the PRC. For example, Kaixin engages third party agents to make contributions for its employees in some cities and failure to make such contributions directly exposes Kaixin to penalties by the local authorities. Kaixin will also incur additional costs for any alternative arrangement if it were asked to terminate any existing arrangements with the third party agents.

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PRC regulations relating to offshore investment activities by PRC residents may limit the ability of Kaixin’s PRC subsidiaries to increase their registered capital or distribute profits to Kaixin or otherwise expose Kaixin or its PRC resident beneficial owners to liability and penalties under PRC laws.

In July 2014, SAFE promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment Through Special Purpose Vehicles, or SAFE Circular 37. SAFE Circular 37 requires PRC residents (including PRC individuals and PRC corporate entities) to register with SAFE or its local branches in connection with their direct or indirect offshore investment activities. SAFE Circular 37 further requires amendment to the SAFE registrations in the event of any changes with respect to the basic information of the offshore special purpose vehicle, such as change of a PRC individual shareholder, name and operation term, or any significant changes with respect to the offshore special purpose vehicle, such as increase or decrease of capital contribution, share transfer or exchange, or mergers or divisions. SAFE Circular 37 is applicable to Kaixin’s shareholders who are PRC residents and may be applicable to any offshore acquisitions that it makes in the future.

If Kaixin’s shareholders who are PRC residents fail to make the required registration or to update the previously filed registration, its PRC subsidiaries may be prohibited from distributing its profits or the proceeds from any capital reduction, share transfer or liquidation to us, and Kaixin may also be prohibited from making additional capital contributions into its PRC Subsidiaries. On February 13, 2015, the SAFE promulgated a Notice on Further Simplifying and Improving Foreign Exchange Administration Policy on Direct Investment, or SAFE Notice 13, which became effective on June 1, 2015. Under SAFE Notice 13, applications for foreign exchange registration of inbound foreign direct investments and outbound overseas direct investments, including those required under the SAFE Circular 37, will be filed with qualified banks instead of the SAFE. The qualified banks will directly examine the applications and accept registrations under the supervision of the SAFE.

Kaixin has requested that all of its current shareholders and/or beneficial owners disclose whether they or their shareholders or beneficial owners fall within the ambit of Circular 37 and have urged relevant shareholders and beneficial owners, upon learning they are PRC residents, to register with the local SAFE branch as required under Circular 37. There can be no assurance, however, that all of these individuals may continue to make required filings or updates on a timely manner, or at all. As Kaixin is a subsidiary of a listed company, there can be no assurance that it is or will in the future continue to be informed of identities of all PRC residents holding direct or indirect interest in it. Any failure or inability by such individuals to comply with the SAFE regulations may subject Kaixin to fines or legal sanctions, such as restrictions on cross-border investment activities or its PRC subsidiaries’ ability to distribute dividends to, or obtain foreign exchange-denominated loans from, Kaixin or prevent it from making distributions or paying dividends. As a result, Kaixin’s business operations and its ability to make distributions to shareholders could be materially and adversely affected.

In August 2014, MOFCOM promulgated the Measures for the Administration of Overseas Investment, and the National Development Reform Committee, or the NDRC, promulgated the Administrative Measures for the Approval and Filing of Overseas Investment Projects. In December 2017, the NDRC further promulgated the Administrative Measures of Overseas Investment of Enterprises, which became effective in March 2018. Pursuant to these regulations, any outbound investment of PRC enterprises in the area and industry that is not sensitive is required to be filed with MOFCOM and the NDRC or their local branches.

Qianxiang Changda, one of Kaixin’s subsidiaries, wholly owns the equity of Fenqi Winday Company Limited (Hong Kong), a company established under the Hong Kong law. Qianxiang Changda has not completed the filing with MOFCOM or the NDRC as of the date of this proxy statement. Any failure or inability by enterprises to comply with SAFE and outbound investment related regulations may subject the responsible officers of such enterprises to fines or legal sanctions, and may result in adverse impact on Kaixin, such as restrictions on the ability to contribute capital and receive dividends.

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Any failure to comply with PRC regulations regarding the registration requirements for employee stock incentive plans may subject the PRC plan participants or Kaixin to fines and other legal or administrative sanctions.

In February 2012, SAFE promulgated the Notices on Issues Concerning the Foreign Exchange Administration for Domestic Individuals Participating in Stock Incentive Plan of Overseas Publicly Listed Company. Pursuant to these rules, PRC citizens and non-PRC citizens who reside in China for a continuous period of not less than one year who participate in any stock incentive plan of an overseas publicly listed company, subject to a few exceptions, are required to register with SAFE through a domestic qualified agent, which could be the PRC subsidiaries of such overseas-listed company, and complete certain other procedures. In addition, an overseas-entrusted institution must be retained to handle matters in connection with the exercise or sale of stock options and the purchase or sale of shares and interests. Kaixin and its directors, executive officers and other employees who are PRC citizens or who reside in the PRC for a continuous period of not less than one year and who have been granted options will be subject to these regulations when it becomes an overseas-listed company upon the completion of the Business Combination. Failure to complete the SAFE registrations may subject them to fines and legal sanctions, and may also limit Kaixin’s ability to contribute additional capital into its PRC subsidiaries and limit its PRC subsidiaries’ ability to distribute dividends to it. Kaixin also faces regulatory uncertainties that could restrict its ability to adopt additional incentive plans for its directors, executive officers and employees under PRC law. See “Regulation — Regulations on Foreign Exchange — Regulations on Employee Stock Options Plans.”

In addition, the State Administration of Taxation, or the SAT, has issued certain circulars concerning employee share options and restricted shares. Under these circulars, Kaixin’s employees working in China who exercise share options or are granted restricted shares will be subject to PRC individual income tax. Kaixin’s PRC subsidiaries have obligations to file documents related to employee share options or restricted shares with relevant tax authorities and to withhold individual income taxes of those employees who exercise their share options. If Kaixin’s employees fail to pay or it fails to withhold their income taxes according to relevant laws and regulations, it may face sanctions imposed by the tax authorities or other PRC government authorities. See “Regulations — Regulations on Foreign Exchange — Regulations on Employee Stock Options Plans.”

If Kaixin is classified as a PRC resident enterprise for PRC income tax purposes, such classification could result in unfavorable tax consequences to it and its non-PRC shareholders.

Under the Enterprise Income Tax Law and its implementation rules, enterprises that are registered in countries or regions outside the PRC but have their “de facto management bodies” located within China may be considered as PRC resident enterprises and are therefore subject to PRC enterprise income tax at the rate of 25% on their worldwide income. For detailed discussions of applicable laws, regulations and implementation rules, see “Regulation — Regulations on Taxation — Enterprise Income Tax”

Kaixin believes that none of its entities outside China is a PRC resident enterprise for PRC tax purposes. See “Regulation — Regulations on Taxation — Enterprise Income Tax.” However, the tax resident status of an enterprise is subject to determination by the PRC tax authorities, and uncertainties remain with respect to the interpretation of the term “de facto management body.” If the PRC tax authorities determine that Kaixin or any of its subsidiaries outside of China is a PRC resident enterprise for enterprise income tax purposes, then it or any such subsidiaries could be subject to PRC tax at a rate of 25% on worldwide income, which could materially reduce Kaixin’s net income. In addition, Kaixin would also be subject to PRC enterprise income tax reporting obligations. Furthermore, if the PRC tax authorities determine that Kaixin is a PRC resident enterprise for enterprise income tax purposes, gains realized on the sale or other disposition of its ordinary shares and dividends distributed to its non-PRC shareholders may be subject to PRC withholding tax, at a rate of 10% in the case of non-PRC enterprises or 20% in the case of non-PRC individuals (in each case, subject to the provisions of any applicable tax treaty), if such gains are deemed to be from PRC sources. Any such tax may reduce the value of Kaixin’s ordinary shares.

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Kaixin faces uncertainty with respect to indirect transfers of equity interests in PRC resident enterprises by their non-PRC holding companies, and heightened scrutiny over acquisition transactions by the PRC tax authorities may have a negative impact on potential acquisitions that Kaixin may pursue in the future.

The SAT has issued several rules and notices to tighten the scrutiny over acquisition transactions in recent years, including the Notice on Certain Corporate Income Tax Matters Related to Indirect Transfer of Properties by Non-PRC Resident Enterprises issued in February 2015 and amended in 2017, or SAT Circular 7, and the Announcement on Issues Relating to Withholding at Source of Income Tax of Non-resident Enterprises, or SAT Circular 37. Pursuant to these rules and notices, except for a few circumstances falling into the scope of the safe harbor provided by SAT Circular 7, such as open market trading of stocks in public companies listed overseas, if a non-PRC resident enterprise indirectly transfers PRC taxable properties (i.e. properties of an establishment or a place in the PRC, real estate properties in the PRC or equity investments in a PRC tax resident enterprise) by disposing of equity interests or other similar rights in an overseas holding company, without a reasonable commercial purpose and resulting in the avoidance of PRC enterprise income tax, such indirect transfer should be deemed as a direct transfer of PRC taxable properties and gains derived from such indirect transfer may be subject to the PRC withholding tax at a rate of up to 10%. SAT Circular 7 sets out several factors to be taken into consideration by tax authorities in determining whether an indirect transfer has a reasonable commercial purpose, such as whether the main value of equity interests in an overseas holding company is derived directly or indirectly from PRC taxable properties. An indirect transfer satisfying all the following criteria will be deemed to lack reasonable commercial purpose and be taxable under PRC law without considering other factors set out by SAT Circular 7: (i) 75% or more of the equity value of the intermediary enterprise being transferred is derived directly or indirectly from the PRC taxable properties; (ii) at any time during the one-year period before the indirect transfer, 90% or more of the asset value of the intermediary enterprise (excluding cash) is comprised directly or indirectly of investments in the PRC, or 90% or more of its income is derived directly or indirectly from the PRC; (iii) the functions performed and risks assumed by the intermediary enterprise and any of its subsidiaries that directly or indirectly hold the PRC taxable properties are limited and are insufficient to prove their economic substance; and (iv) the foreign tax payable on the gain derived from the indirect transfer of the PRC taxable properties is lower than the potential PRC income tax on the direct transfer of such assets. Each of the foreign transferor and the transferee, and the PRC tax resident enterprise whose equity interests are being transferred may voluntarily report the transfer by submitting the documents required in SAT Circular 7.

Although SAT Circular 7 provides clarity in many important areas, such as reasonable commercial purpose, there are still uncertainties on the tax reporting and payment obligations with respect to future private equity financing transactions, share exchange or other transactions involving the transfer of shares in non-PRC resident companies. The PRC tax authorities have discretion under SAT Circular 7 to make adjustments to the taxable capital gains based on the difference between the fair value of the equity interests transferred and the cost of investments. Kaixin may pursue acquisitions in the future that may involve complex corporate structures. If Kaixin is considered a non-PRC resident enterprise under the PRC Enterprise Income Tax Law and if the PRC tax authorities make adjustments to the taxable income of these transactions under SAT Circular 7, Kaixin’s income tax expenses associated with such potential acquisitions will increase, which may adversely affect its financial condition and results of operations.

SAT Circular 37 took effect on December 1, 2017. SAT Circular 37 purports to clarify certain issues in the implementation of the above regime, by providing, among other things, the definition of equity transfer income and tax basis, the foreign exchange rate to be used in the calculation of withholding amount, and the date of occurrence of the withholding obligation.

Kaixin has conducted and may conduct acquisitions or restructurings that may be governed by the aforesaid tax regulations, as well as the Business Combination and any possible future acquisition of us. There can be no assurance that the PRC tax authorities will not, at their discretion, impose tax return filing obligations on Kaixin or its subsidiaries, require Kaixin or its subsidiaries to provide assistance to an investigation by PRC tax authorities with respect to these transactions or adjust any capital gains. Any PRC tax imposed on a transfer of Kaixin’s shares or equity interests in its PRC subsidiaries, or any adjustment of such gains, would cause Kaixin to incur additional costs and may have a negative impact on its results of operations.

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Kaixin faces certain risks relating to the real properties that it leases.

Kaixin leases offices and showroom and warehouse space from third parties for its operations in China. Any defects in lessors’ title to the leased properties may disrupt the use of its offices, showrooms or warehouse, which may in turn adversely affect its business operations. For example, certain buildings and the underlying land are not allowed to be used for industrial or commercial purposes without relevant authorities’ approval, and the lease of such buildings to companies like Kaixin may subject the lessor to pay premium fees to the PRC government. There can be no assurance that the lessor has obtained all or any of approvals from the relevant governmental authorities. In addition, some of Kaixin’s lessors have not provided it with documentation evidencing their title to the relevant leased properties. There can be no assurance that title to these properties which Kaixin currently leases will not be challenged. In addition, Kaixin has not registered any of its lease agreements with relevant PRC governmental authorities as required by PRC law, and although failure to do so does not in itself invalidate the leases, Kaixin may not be able to defend these leases against bona fide third parties.

Kaixin is not aware of any actions, claims or investigations being contemplated by government authorities with respect to the defects in its leased real properties or any challenges by third parties to its use of these properties. However, if third parties who purport to be property owners or beneficiaries of the mortgaged properties challenge its right to use the leased properties, Kaixin may not be able to protect its leasehold interest and may be ordered to vacate the affected premises, which could in turn materially and adversely affect its business and operating results.

The audit report of Kaixin included in this proxy statement is prepared by an auditor who is not inspected by the Public Company Accounting Oversight Board, and as such, you are deprived of the benefits of such inspection.

Kaixin’s independent registered public accounting firm that issues the audit report included in this proxy statement, as auditors of companies that are traded publicly in the United States and a firm registered with the Public Company Accounting Oversight Board, or the PCAOB, is required by the laws of the United States to undergo regular inspections by the PCAOB to assess its compliance with the laws of the United States and professional standards. Since Kaixin’s auditors are located in China, a jurisdiction where the PCAOB is currently unable to conduct inspections without the approval of the Chinese authorities, Kaixin’s auditors are not currently inspected by the PCAOB.

Inspections of other firms that the PCAOB has conducted outside of China have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. This lack of PCAOB inspections in China prevents the PCAOB from regularly evaluating Kaixin’s auditor’s audits and its quality control procedures. As a result, investors may be deprived of the benefits of PCAOB inspections.

The inability of the PCAOB to conduct inspections of auditors in China makes it more difficult to evaluate the effectiveness of Kaixin’s auditor’s audit procedures or quality control procedures as compared to auditors outside of China that are subject to PCAOB inspections. Investors may lose confidence in Kaixin’s reported financial information and procedures and the quality of its financial statements.

If additional remedial measures are imposed on the Big Four PRC-based accounting firms, including our independent registered public accounting firm, in administrative proceedings brought by the SEC alleging the firms’ failure to meet specific criteria set by the SEC, with respect to requests for the production of documents, we could be unable to timely file future financial statements in compliance with the requirements of the Exchange Act.

Starting in 2011 the Chinese affiliates of the “big four” accounting firms, including Kaixin’s independent registered public accounting firm, were affected by a conflict between U.S. and Chinese law. Specifically, for certain U.S.-listed companies operating and audited in mainland China, the SEC and the PCAOB sought to obtain from the Chinese firms access to their audit work papers and related documents. The firms were, however, advised and directed that under Chinese law, they could not respond directly to the U.S. regulators on those requests, and that requests by foreign regulators for access to such papers in China had to be channeled through the China Securities Regulatory Commission, or the CSRC.

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In late 2012, this impasse led the SEC to commence administrative proceedings under Rule 102E of its Rules of Practice and also under the Sarbanes-Oxley Act of 2002 against the Chinese accounting firms, including Kaixin’s independent registered public accounting firm. A first instance trial of the proceedings in July 2013 in the SEC’s internal administrative court resulted in an adverse judgment against the firms. The administrative law judge proposed penalties on the firms including a temporary suspension of their right to practice before the SEC, although that proposed penalty did not take effect pending review by the Commissioners of the SEC. On February 6, 2015, before a review by the Commissioner had taken place, the firms reached a settlement with the SEC. Under the settlement, the SEC accepts that future requests by the SEC for the production of documents will normally be made to the CSRC. The firms will receive matching Section 106 requests, and are required to abide by a detailed set of procedures with respect to such requests, which in substance require them to facilitate production via the CSRC. If they fail to meet specified criteria, the SEC retains authority to impose a variety of additional remedial measures on the firms depending on the nature of the failure. Remedies for any future noncompliance could include, as appropriate, an automatic six-month bar on a single firm’s performance of certain audit work, commencement of a new proceeding against a firm, or, in extreme cases, the resumption of the current proceeding against all four firms.

In the event that the SEC restarts the administrative proceedings, depending upon the final outcome, listed companies in the United States with major PRC operations may find it difficult or impossible to retain auditors in respect of their operations in the PRC, which could result in financial statements being determined to not be in compliance with the requirements of the Exchange Act, including possible delisting. Moreover, any negative news about any such future proceedings against these audit firms may cause investor uncertainty regarding China-based, U.S.-listed companies, and the value of CM Seven Star’s ordinary shares may be adversely affected.

If Kaixin’s independent registered public accounting firm was denied, even temporarily, the ability to practice before the SEC and it were unable to timely find another registered public accounting firm to audit and issue an opinion on its financial statements, its financial statements could be determined not to be in compliance with the requirements of the Exchange Act.

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Risk Factors Relating to CM Seven Star’s Business

CM Seven Star will be forced to liquidate the trust account if it cannot consummate a business combination by April 30, 2019, CM Seven Star’s public shareholders will receive $10.00 per share and the CM Seven Star rights will expire worthless.

If CM Seven Star is unable to complete a business combination by April 30, 2019, and is forced to liquidate, the per-share liquidation distribution will be $10.00. Furthermore, there will be no distribution with respect to the CM Seven Star rights, which will expire worthless as a result of CM Seven Star’s failure to complete a business combination.

You must tender your CM Seven Star ordinary shares in order to validly seek redemption at the annual general meeting of shareholders.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to CM Seven Star’s transfer agent by two (2) business days before the annual general meeting, or to deliver your ordinary shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your ordinary shares. The requirement for physical or electronic delivery by two (2) business days before the annual general meeting ensures that a redeeming holder’s election to redeem is irrevocable once the Business Combination is consummated. Any failure to observe these procedures will result in your loss of redemption rights in connection with the vote on the Business Combination.

If third parties bring claims against CM Seven Star, the proceeds held in trust could be reduced and the per-share liquidation price received by CM Seven Star’s shareholders may be less than $10.00.

CM Seven Star’s placing of funds in trust may not protect those funds from third party claims against CM Seven Star. Although CM Seven Star has received from many of the vendors, service providers (other than its independent accountants) and prospective target businesses with which it does business executed agreements waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of CM Seven Star’s public shareholders, they may still seek recourse against the trust account. Additionally, a court may not uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of CM Seven Star’s public shareholders. If CM Seven Star liquidates the trust account before the completion of a business combination and distributes the proceeds held therein to its public shareholders, Bing Lin, our former officer and director, has contractually agreed that it will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. However, CM Seven Star cannot assure you that they will be able to meet such obligation. Therefore, the per-share distribution from the trust account for our shareholders may be less than $10.00 due to such claims.

Additionally, if CM Seven Star is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in CM Seven Star’s bankruptcy estate and subject to the claims of third parties with priority over the claims of its shareholders. To the extent any bankruptcy claims deplete the trust account, CM Seven Star may not be able to return $10.00 to our public shareholders.

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Any distributions received by CM Seven Star shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, CM Seven Star was unable to pay its debts as they fell due in the ordinary course of business.

CM Seven Star’s Amended and Restated Memorandum and Articles of Association provides that it will continue in existence only until April 30, 2019. If CM Seven Star is unable to consummate a transaction within the required time period, upon notice from CM Seven Star, the trustee of the trust account will distribute the amount in its trust account to its public shareholders. Concurrently, CM Seven Star shall pay, or reserve for payment, from funds not held in trust, its liabilities and obligations, although CM Seven Star cannot assure you that there will be sufficient funds for such purpose. If there are insufficient funds held outside the trust account for such purpose, Bing Lin, our former officer and director, contractually agreed that, if it liquidates prior to the consummation of a business combination, he will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by CM Seven Star for services rendered or contracted for or products sold to it, but only if such a vendor or prospective target business does not execute such a waiver.

Thereafter, CM Seven Star’s sole business purpose will be to dissolve through the voluntary liquidation procedure under the Companies Law. In such a situation under the Companies Law, a liquidator would be appointed and would give at least 21 days’ notice to creditors of his intention to make a distribution by notifying known creditors (if any) and by placing a public advertisement in the Cayman Islands Official Gazette, although in practice this notice requirement need not necessarily delay the distribution of assets as the liquidator may be satisfied that no creditors would be adversely affected as a consequence of a distribution before this time period has expired. As soon as the affairs of the company are fully wound-up, the liquidator must lay his final report and accounts before a final general meeting which must be called by a public notice at least one month before it takes place. After the final meeting, the liquidator must make a return to the Registrar confirming the date on which the meeting was held and three months after the date of such filing the company is dissolved. It is CM Seven Star’s intention to liquidate the trust account to its public shareholders as soon as reasonably possible and CM Seven Star’s insiders have agreed to take any such action necessary to liquidate the trust account and to dissolve the company as soon as reasonably practicable if CM Seven Star does not complete a business combination within the required time period. Pursuant to CM Seven Star’s Amended and Restated Memorandum and Articles of Association, failure to consummate a business combination by April 30, 2019 will trigger an automatic winding up of the company.

If CM Seven Star is forced to enter into an insolvent liquidation, any distributions received by CM Seven Star shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, CM Seven Star was unable to pay its debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover all amounts received by CM Seven Star’s shareholders. Furthermore, CM Seven Star’s board may be viewed as having breached their fiduciary duties to its creditors and/or may have acted in bad faith, and thereby exposing itself and CM Seven Star to claims of damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. CM Seven Star cannot assure you that claims will not be brought against it for these reasons.

If CM Seven Star’s due diligence investigation of Kaixin was inadequate, then shareholders of CM Seven Star following the Business Combination could lose some or all of their investment.

Even though CM Seven Star conducted a due diligence investigation of Kaixin, it cannot be sure that this diligence uncovered all material issues that may be present inside Kaixin or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Kaixin and its business and outside of its control will not later arise.

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All of CM Seven Star’s officers and directors own CM Seven Star ordinary shares and CM Seven Star rights which will not participate in liquidation distributions and, therefore, they may have a conflict of interest in determining whether the business combination is appropriate.

All of CM Seven Star’s officers and directors own an aggregate of 4,759,073 shares and 527,726 units of CM Seven Star. Such individuals have waived their right to redeem these shares, or to receive distributions with respect to these shares upon the liquidation of the trust account if CM Seven Star is unable to consummate a business combination. Accordingly, the CM Seven Star ordinary shares, as well as the CM Seven Star units purchased by our officers or directors, will be worthless if CM Seven Star does not consummate a business combination. Based on a market price of $7.76 per ordinary share of CM Seven Star on March 28, 2019 and $9.62 per unit on March 28, 2019, the value of these shares and units was approximately $42,007,130 million. The CM Seven Star ordinary shares acquired prior to the IPO, as well as the CM Seven Star units will be worthless if CM Seven Star does not consummate a business combination. Consequently, our directors’ and officers’ discretion in identifying and selecting Kaixin as a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of the Business Combination are appropriate and in CM Seven Star’s shareholders’ best interest.

CM Seven Star is requiring shareholders who wish to redeem their ordinary shares in connection with a proposed business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights.

CM Seven Star is requiring public shareholders who wish to redeem their ordinary shares to either tender their certificates to our transfer agent or deliver their shares to the transfer agent electronically using the Depository Trust Company’s, or DTC, DWAC (Deposit/Withdrawal At Custodian) System two (2) business days before the annual general meeting. In order to obtain a physical certificate, a shareholder’s broker and/or clearing broker, DTC and CM Seven Star’s transfer agent will need to act to facilitate this request. It is CM Seven Star’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DWAC System, we cannot assure you of this fact. Accordingly, if it takes longer than CM Seven Star anticipates for shareholders to deliver their ordinary shares, shareholders who wish to redeem may be unable to meet the deadline for exercising their redemption rights and thus may be unable to redeem their ordinary shares.

CM Seven Star will require its public shareholders who wish to redeem their ordinary shares in connection with the Business Combination to comply with specific requirements for redemption described above, such redeeming shareholders may be unable to sell their securities when they wish to in the event that the Business Combination is not consummated.

If CM Seven Star requires public shareholders who wish to redeem their ordinary shares in connection with the proposed Business Combination to comply with specific requirements for redemption as described above and the Business Combination is not consummated, CM Seven Star will promptly return such certificates to its public shareholders. Accordingly, investors who attempted to redeem their ordinary shares in such a circumstance will be unable to sell their securities after the failed acquisition until CM Seven Star has returned their securities to them. The market price for CM Seven Star’s ordinary shares may decline during this time and you may not be able to sell your securities when you wish to, even while other shareholders that did not seek redemption may be able to sell their securities.

CM Seven Star’s initial shareholders, including its officers and directors, control a substantial interest in CM Seven Star and thus may influence certain actions requiring a shareholder vote.

CM Seven Star’s initial shareholders, including all of its officers and directors, collectively own approximately 21.6% of its issued and outstanding ordinary shares. However, if a significant number of shareholders vote, or indicate an intention to vote, against the Business Combination, CM Seven Star’s officers, directors, initial shareholders or their affiliates could make such purchases in the open market or in private transactions in order to influence the vote. CM Seven Star’s initial shareholders have agreed to vote any shares they own in favor of the Business Combination.

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If CM Seven Star’s security holders exercise their registration rights with respect to their securities, it may have an adverse effect on the market price of CM Seven Star’s securities.

CM Seven Star’s initial shareholders are entitled to make a demand that it register the resale of their insider shares at any time commencing three months prior to the date on which their shares may be released from escrow. Additionally, the purchasers of the private units and our initial shareholders, officers and directors are entitled to demand that we register the resale of the shares underlying the private units, private warrants and private rights and any securities our initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us at any time after we consummate a business combination. If such persons exercise their registration rights with respect to all of their securities, then there will be an additional 5,950,662 shares of CM Seven Star ordinary shares eligible for trading in the public market. The presence of these additional ordinary shares trading in the public market may have an adverse effect on the market price of CM Seven Star’s securities.

CM Seven Star will not obtain an opinion from an unaffiliated third party as to the fairness of the Business Combination to its shareholders.

CM Seven Star is not required to obtain an opinion from an unaffiliated third party that the price it is paying is fair to its public shareholders from a financial point of view. CM Seven Star’s public shareholders therefore, must rely solely on the judgment of CM Seven Star’s board of directors.

If the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of CM Seven Star’s securities may decline.

The market price of CM Seven Star’s securities may decline as a result of the Business Combination if:

●	CM Seven Star does not achieve the perceived benefits of the acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or

●	The effect of the Business Combination on the financial statements is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of decreasing stock prices.

CM Seven Star’s directors and officers may have certain conflicts in determining to recommend the acquisition of Kaixin, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a shareholder.

CM Seven Star’s management and directors have interests in and arising from the Business Combination that are different from, or in addition to, your interests as a shareholder, which could result in a real or perceived conflict of interest. These interests include the fact that certain of the CM Seven Star ordinary shares owned by CM Seven Star’s management and directors, or their affiliates and associates, would become worthless if the Business Combination Proposal is not approved and CM Seven Star otherwise fails to consummate a business combination prior to its liquidation date.

CM Seven Star will incur significant transaction costs in connection with transactions contemplated by the Share Exchange Agreement.

CM Seven Star will incur significant transaction costs in connection with the Business Combination. If the Business Combination is not consummated, CM Seven Star may not have sufficient funds to seek an alternative business combination and may be forced to liquidate and dissolve.

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Risk Factors Relating to the Business Combination

CM Seven Star and Kaixin have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by CM Seven Star if the Business Combination is completed or by CM Seven Star if the Business Combination is not completed.

CM Seven Star and Kaixin expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, CM Seven Star expects to incur approximately $1.85 million in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by CM Seven Star if the Business Combination is completed or by CM Seven Star if the Business Combination is not completed.

In the event that a significant number of CM Seven Star’s ordinary shares are redeemed, its stock may become less liquid following the Business Combination.

If a significant number of CM Seven Star’s ordinary shares are redeemed, CM Seven Star may be left with a significantly smaller number of shareholders. As a result, trading in the shares of the surviving company following the Business Combination may be limited and your ability to sell your shares in the market could be adversely affected. Nasdaq may not list CM Seven Star’s shares on its exchange, which could limit investors’ ability to make transactions in CM Seven Star’s securities and subject CM Seven Star to additional trading restrictions.

CM Seven Star will be required to meet the initial listing requirements to be listed on the Nasdaq Stock Market. CM Seven Star may not be able to meet those initial listing requirements. Even if CM Seven Star’s securities are so listed, CM Seven Star may be unable to maintain the listing of its securities in the future.

Although CM Seven Star is currently listed on Nasdaq, pursuant to Nasdaq rules, the combined company must also meet Nasdaq initial listing requirements as of the close of the business combination. If the combined company fails to meet the initial listing requirements and Nasdaq does not list its securities on its exchange, the combined company could face significant material adverse consequences, including:

●	a limited availability of market quotations for its securities;

●	a limited amount of news and analyst coverage for the company; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

CM Seven Star may waive one or more of the conditions to the Business Combination without resoliciting shareholder approval for the Business Combination.

CM Seven Star may agree to waive, in whole or in part, some of the conditions to its obligations to complete the Business Combination, to the extent permitted by applicable laws. The board of directors of CM Seven Star will evaluate the materiality of any waiver to determine whether amendment of this proxy statement and resolicitation of proxies is warranted. In some instances, if the board of directors of CM Seven Star determines that a waiver is not sufficiently material to warrant resolicitation of shareholders, CM Seven Star has the discretion to complete the Business Combination without seeking further shareholder approval. For example, it is a condition to CM Seven Star’s obligations to close the Business Combination that there be no restraining order, injunction or other order restricting Kaixin’s conduct of its business, however, if the board of directors of CM Seven Star determines that any such order or injunction is not material to the business of Kaixin, then the board may elect to waive that condition and close the Business Combination.

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There will be a substantial number of CM Seven Star’s ordinary shares available for sale in the future that may adversely affect the market price of CM Seven Star’s ordinary shares.

CM Seven Star currently has authorized share capital of 202,000,000 shares consisting of 200,000,000 ordinary shares with a par value of $0.0001 per share and 2,000,000 shares of preferred stock with a par value of $0.0001 per share.

The shares to be issued in the business combination to the post-Business Combination shareholders, will be subject to certain restrictions on sale and cannot be sold for twelve months from the date of the Business Combination. In addition, the holders of the shares to be issued in the Business Combination are parties to an Investor Rights Agreement that would allow the sale of the such shares to occur as early as 180 days from the date of the Business Combination. After the expiration of this restricted period, there will then be an additional approximately 28,000,000 shares that are eligible for trading in the public market. The availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of CM Seven Star’s shares.

CM Seven Star’s shareholders will experience immediate dilution as a consequence of the issuance of ordinary shares as consideration in the Business Combination. Having a minority share position may reduce the influence that CM Seven Star’s current shareholders have on the management of CM Seven Star.

After the Business Combination, assuming no redemptions of ordinary shares for cash, CM Seven Star’s current public shareholders will own approximately 36.9% of CM Seven Star, CM Seven Star’s current directors, officers and affiliates will own approximately 9.3% of CM Seven Star, and the former stockholder of Kaixin will own approximately 46.0% of CM Seven Star. Assuming redemption by holders of 20,413,626 of CM Seven Star’s outstanding ordinary shares, CM Seven Star public shareholders will own approximately 5.6% of CM Seven Star, CM Seven Star’s current directors, officers and affiliates will own approximately 14.0% of CM Seven Star, and the former stockholder of Kaixin will own approximately 68.9% of CM Seven Star. The minority position of the former CM Seven Star shareholders will give them limited influence over the management and operations of the post-Business Combination company.

CM Seven Star is an “emerging growth company” and the reduced disclosure requirements applicable to emerging growth companies may make its securities less attractive to investors.

CM Seven Star is an “emerging growth company,” as defined in the JOBS Act. It may remain an “emerging growth company” until the fiscal year ended December 31, 2022. However, if its non-convertible debt issued within a three-year period or revenues exceeds $1 billion, or the market value of its ordinary shares that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, CM Seven Star would cease to be an emerging growth company as of the following fiscal year. As an emerging growth company, CM Seven Star is not required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, has reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and is exempt from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Additionally, as an emerging growth company, CM Seven Star has elected to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As such, CM Seven Star’s financial statements may not be comparable to companies that comply with public company effective dates. As a result, potential investors may be less likely to invest in our securities.

Renren will control the outcome of shareholder actions in CM Seven Star.

Upon completion of the Business Combination, Renren will hold 51.19% of CM Seven Star’s ordinary shares. Renren has advised Kaixin that it does not anticipate disposing of its voting control in us in the near future. Renren’s voting power gives it the power to control actions that require shareholder approval under Cayman Islands law, our memorandum and articles of association and Nasdaq requirements, including the election and removal of a majority of our board of directors, approval of significant mergers and acquisitions and other business combinations, and changes to our memorandum and articles of association. Further, CM Seven Star’s memorandum and articles of association to be adopted upon completion of the Business Combination, lists an extensive list of reserved matters which cannot be enacted without the consent of Renren.

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Renren’s control may cause transactions to occur that might not be beneficial to direct or indirect holders of Kaixin’s ordinary shares following the Business Combination and may prevent transactions that would be beneficial to you. For example, Renren’s voting control may prevent a transaction involving a change of control of us, including transactions in which you as a holder of our ordinary shares might otherwise receive a premium for your securities over the then-current market price. In addition, Renren is not prohibited from selling a controlling interest in us to a third party and may do so without your approval and without providing for a purchase of your ordinary shares. If Renren is acquired or otherwise undergoes a change of control, any acquirer or successor will be entitled to exercise the voting control and contractual rights of Renren, and may do so in a manner that could vary significantly from that of Renren.

We may have conflicts of interest with Renren and, because of Renren’s controlling interest in our company, we may not be able to resolve such conflicts on favorable terms for us.

Following the Business Combination, conflicts of interest may arise between Renren and us in a number of areas relating to past and ongoing relationships. Potential conflicts of interest that we have identified include the following:

●	Indemnification arrangements with Renren. In connection with the Business Combination, Kaixin will agreed to indemnify Renren with respect to lawsuits and other matters relating to its consumer auto business, including operations of that business when it was a private company and a subsidiary of Renren. These indemnification arrangements could result in our or Kaixin’s having interests that are adverse to those of Renren, for example, with respect to settlement arrangements in litigation. In addition, under these arrangements, Kaixin will agreed to reimburse Renren for liabilities incurred (including legal defense costs) in connection with any litigation, while Renren will be the party prosecuting or defending the litigation.

●	Non-competition arrangements with Renren. In connection with the Business Combination, Kaixin and Renren will enter into a non-competition agreement under which they agree not to compete with each other’s core business. Renren will agree not to compete with Kaixin in a business that is of the same nature as its business as disclosed in this proxy statement. Kaixin will agree not to compete with Renren in the business currently conducted by Renren, as described in its periodic filings with the SEC.

●	Employee recruiting and retention. Because both Renren and Kaixin are engaged in internet-related businesses in China, Kaixin may compete with Renren in the hiring of new employees, in particular with respect to media and advertising-related matters. In connection with the Business Combination, Kaixin and Renren will enter into a non-solicitation arrangement with Renren that restricts Kaixin and Renren from hiring any of each other’s employees.

●	Board members or executive officers of our company, Renren and Kaixin may have conflicts of interest. Kaixin’s board chairman, and member of our board upon completion of the Business Combination, Mr. Joseph Chen, is also a board chairman and chief executive officer of Renren. Kaixin’s director, and member of our board upon completion of the Business Combination, James Jian Liu, is also chief operating officer of Renren. Kaixin’s chief financial officer, and our chief financial officer upon completion of the Business Combination, Thomas Jintao Ren, is also chief financial officer of Renren. Kaixin’s vice president of finance, and our vice president of finance upon completion of the Business Combination, Ms. Suli Cui, also serves as finance director of Renren. In addition, CM or Kaixin may grant incentive share compensation to Renren’s employees and consultants, and Renren may grant incentive share compensation to our or Kaixin’s employees and consultants, from time to time. These relationships could create, or appear to create, conflicts of interest when these persons are faced with decisions with potentially different implications for Renren, Kaixin and us.

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●	Sale of shares in our company. Renren may decide to sell all or a portion of our shares that it holds upon the completion of the Business Combination to a third party, including to one of our or Kaixin’s competitors, thereby giving that third party substantial influence over our and/or Kaixin’s business or affairs. Such a sale could be contrary to the interests of our or Kaixin’s employees or other shareholders.

●	Allocation of business opportunities. Business opportunities may arise that each of we, Kaixin and/or Renren find attractive, and which would complement our respective businesses. Renren may decide to take the opportunities itself, which would prevent us and/or Kaixin from taking advantage of those opportunities.

●	Developing business relationships with Renren’s competitors. So long as Renren remains as our controlling shareholder, we and/or Kaixin may be limited in our ability to do business with its competitors, such as other online media companies in China. This may limit our ability to market our services or otherwise act in the best interests of our company, Kaixin and/or our other shareholders.

Although our company is a stand-alone public company, we expect to operate, for as long as Renren is our controlling shareholder, as an affiliate of Renren. Renren may from time to time make strategic decisions that it believes are in the best interests of its business as a whole, including our company.

These decisions may be different from the decisions that we would have made on our own. Renren’s decisions with respect to us, Kaixin and/or our businesses may be resolved in ways that favor Renren and therefore Renren’s own shareholders, which may not coincide with the interests of our other shareholders or Kaixin. We may not be able to resolve any potential conflicts, and even if we do so, the resolution may be less favorable to us than if we were dealing with a non-controlling shareholder. Even if all parties seek to transact business on terms intended to approximate those that could have been achieved among unaffiliated parties, this may not succeed in practice.

Following the Business Combination, we will be a “controlled company” within the meaning of the Nasdaq Stock Market Rules and, as a result, will rely on exemptions from certain corporate governance requirements that provide protection to shareholders of other companies.

Following the Business Combination, we will be a “controlled company” as defined under the Nasdaq Stock Market Rules because Renren controls more than 50% of our voting rights. For so long as we remain a controlled company under that definition, we are permitted to elect to rely, and will rely, on certain exemptions from corporate governance rules, including:

●	an exemption from the rule that a majority of our board of directors must be independent directors;

●	an exemption from the rule that the compensation of our chief executive officer must be determined or recommended solely by independent directors; and

●	an exemption from the rule that our director nominees must be selected or recommended solely by independent directors.

As a result, you will not have the same protection afforded to shareholders of companies that are subject to these corporate governance requirements.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Examples of forward-looking statements in this proxy statement include, but are not limited to, statements regarding our disclosure concerning Kaixin’s operations, cash flows, financial position and dividend policy.

Forward-looking statements appear in a number of places in this proxy statement including, without limitation, in the sections entitled “Dividend Policy,” “Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Kaixin Auto Group,” and “Kaixin Auto Group’s Business”. The risks and uncertainties include, but are not limited to:

●	future operating or financial results;

●	future payments of dividends and the availability of cash for payment of dividends;

●	Kaixin’s expectations relating to dividend payments and forecasts of its ability to make such payments;

●	future acquisitions, business strategy and expected capital spending;

●	assumptions regarding interest rates and inflation;

●	the combined company’s financial condition and liquidity, including its ability to obtain additional financing in the future to fund capital expenditures, acquisitions and other general corporate activities;

●	estimated future capital expenditures needed to preserve CM Seven Star’s capital base;

●	ability of the combined company to effect future acquisitions and to meet target returns; and

●	other factors discussed in “Risk Factors.”

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this proxy statement. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this proxy statement. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this proxy statement or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we will file from time to time with the Securities and Exchange Commission after the date of this proxy statement.

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CAPITALIZATION

The following table sets forth the capitalization on an audited, historical basis of CM Seven Star as of December 31, 2018 and information derived from the unaudited consolidated balance sheet of Kaixin as of September 30, 2018 after giving effect to the Business Combination the issuance of shares and rights arising from the convertible loan agreement and subscription agreement in January 2019, assuming (i) that no holders of CM Seven Star ordinary shares exercise their redemption rights and CM Seven Star does not make any permitted repurchases and (ii) that the maximum number of holders of CM Seven Star ordinary shares have properly exercised their redemption rights and/or CM Seven Star has made permitted repurchases.

	Historical			As Adjusted
As of December 31, 2018	Kaixin		CM Seven Star	Assuming No Redemption	Assuming Maximum Redemption
	(in thousands, except share amounts)
Cash and cash equivalents	$3,609	*	$40	$230,574	$20,119
Restricted cash and cash and securities held in trust account	—		210,455	—	—

Short-term debt	49,942		—	49,942	49,942

Ordinary shares, subject to possible redemption	—		204,248	—	—
Total stockholders’ equity	117,403		5,000	344,428	133,973
Total capitalization	$167,345		$209,248	$394,370	$185,915

* Derived from the unaudited consolidated balance sheet of Kaixin as of September 30, 2018, which is not included in the proxy statement.

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ANNUAL general MEETING OF CM Seven star SHAREHOLDERS

General

We are furnishing this proxy statement to the CM Seven Star shareholders as part of the solicitation of proxies by our board of directors for use at the annual general meeting of CM Seven Star shareholders to be held on April 24, 2019 and at any adjournment or postponement thereof. This proxy statement is first being furnished to our shareholders on or about March 29, 2019 in connection with the vote on the Business Combination Proposal, the Authorized Share Increase Proposal, the Amendment Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal and the Business Combination Adjournment Proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the annual general meeting.

Date, Time and Place

The annual general meeting of shareholders will be held on April 24, 2019 at 10:00 a.m., at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, or such other date, time and place to which such meeting may be adjourned or postponed.

Purpose of the Annual General Meeting of CM Seven Star Shareholders

At the annual general meeting of shareholders, we are asking holders of CM Seven Star ordinary shares to approve the following proposals:

●           To approve the Share Exchange Agreement and the transactions contemplated thereunder, including but not limited to the acquisition of all of the issued and outstanding shares and any other equity interests of Kaixin from the Seller, as provided for in the Share Exchange Agreement and the consideration paid to the Seller and the earn-out consideration by way of new issue of ordinary shares credited as fully paid in accordance with the Share Exchange Agreement, or the “Business Combination.” This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

●          To approve increase in the number of authorized ordinary shares to 500,000,000 and removal of the class of preferred shares. This proposal is referred to as the “Authorized Share Increase Proposal” or “Proposal No. 2.”

●          To approve as a special resolution the change of CM Seven Star’s name to Kaixin Auto Holdings and the adoption of the Second Amended and Restated Memorandum and Articles of Association of CM Seven Star as further described herein. This proposal is referred to as the “Amendment Proposal” or “Proposal No. 3.”

●           To approve the issuance of more than 20% of the issued and outstanding ordinary shares of CM Seven Star pursuant to the terms of the Share Exchange Agreement, as required by Nasdaq Listing Rules 5635(a) and (d). This proposal is referred to as the “Nasdaq Proposal” or “Proposal No. 4.”

●           To approve the 2018 CM Seven Star Equity Incentive Plan. This proposal is referred to as the “Equity Incentive Plan Proposal” or “Proposal No. 5.”

●          To elect the directors of CM Seven Star, each to serve for a term of one year and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Election Proposal” or “Proposal No. 6.”

●           To approve the adjournment of the annual general meeting in the event CM Seven Star does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 7.”

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Recommendation of CM Seven Star’s Board of Directors

CM Seven Star’s board of directors:

●	has determined that each of the Business Combination Proposal, and the other Proposals are fair to, and in the best interests of, CM Seven Star and its shareholders;

●	has approved the Business Combination Proposal and the other Proposals; and

●	recommends that CM Seven Star’s shareholders vote “FOR” each of the Business Combination Proposal, the Authorized Share Increase Proposal, the Amendment Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal and the Business Combination Adjournment Proposal.

CM Seven Star’s board of directors have interests that may be different from or in addition to your interests as a shareholder. See “The Business Combination Proposal — Interests of Certain Persons in the Business Combination” in this proxy statement for further information.

Record Date; Who is Entitled to Vote

We have fixed the close of business on March 28, 2019, as the “record date” for determining those CM Seven Star shareholders entitled to notice of and to vote at the annual general meeting. As of the close of business on March 28, 2019, there were 26,323,092 ordinary shares of CM Seven Star outstanding and entitled to vote. Each holder of CM Seven Star ordinary shares is entitled to one vote per share on each of the Business Combination Proposal, the Authorized Share Increase Proposal, the Amendment Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal and the Business Combination Adjournment Proposal.

As of March 28, 2019, CM Seven Star’s initial shareholders, either directly or beneficially, owned and were entitled to vote 5,686,799 ordinary shares, or approximately 21.6% of CM Seven Star’s outstanding ordinary shares. With respect to the Business Combination, CM Seven Star’s initial shareholders have agreed to vote their respective ordinary shares acquired by them in favor of the Business Combination Proposal and related proposals. They have indicated that they intend to vote their shares, as applicable, “FOR” each of the other proposals, although there is no agreement in place with respect to these proposals.

Quorum and Required Vote for Shareholder Proposals

A quorum of CM Seven Star shareholders is necessary to hold a valid meeting. A quorum will be present at the annual general meeting of CM Seven Star shareholders if a majority of the CM Seven Star ordinary shares issued and outstanding and entitled to vote at the annual general meeting is represented in person or by proxy. Abstentions present in person and by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not.

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Approval of the Business Combination Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Business Combination Adjournment Proposal and the election of director nominees will require the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares of CM Seven Star present and entitled to vote at the annual general meeting; provided, however, that if 20,413,626 or more of the holders of CM Seven Star ordinary shares exercise their redemption rights then the Business Combination will not be completed. Approval of the Authorized Share Increase Proposal and the Amendment Proposal will require the approval of at least two-thirds of the CM Seven Star ordinary shares present and entitled to vote at the annual general meeting. Attending the annual general meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the Proposals and each nominee for election as a director and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Voting Your Shares

Each CM Seven Star ordinary share that you own in your name entitles you to one vote for each Proposal on which such shares are entitled to vote at the annual general meeting. Your proxy card shows the number of ordinary shares that you own.

There are two ways to ensure that your CM Seven Star ordinary shares, as applicable, are voted at the annual general meeting:

●	You can cause your shares to be voted by signing and returning the enclosed proxy card to Advantage Proxy not later than the time appointed for the annual general meeting or adjourned meeting. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, “FOR” the adoption of the Business Combination Proposal, the Authorized Share Increase Proposal, the Amendment Proposal, the Nasdaq Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal and the Business Combination Adjournment Proposal. Votes received after a matter has been voted upon at the annual general meeting will not be counted.

●	You can attend the annual general meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE BUSINESS COMBINATION PROPOSAL (AS WELL AS THE OTHER PROPOSALS). IN ORDER TO REDEEM YOUR SHARES, YOU MUST CONTINUE TO HOLD YOUR SHARES THROUGH THE CLOSING DATE OF THE BUSINESS COMBINATION AND TENDER YOUR PHYSICAL STOCK CERTIFICATE TO OUR TRANSFER AGENT AT LEAST ONE BUSINESS DAY PRIOR TO THE CONSUMMATION OF THE BUSINESS COMBINATION. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO ELECTRONICALLY TRANSFER YOUR SHARES TO THE DTC ACCOUNT OF CONTINENTAL STOCK TRANSFER & TRUST COMPANY, OUR TRANSFER AGENT, AT LEAST ONE BUSINESS DAY PRIOR TO THE CONSUMMATION OF THE BUSINESS COMBINATION.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

●	you may send another proxy card with a later date;

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●	if you are a record holder, you may notify our corporate secretary in writing before the annual general meeting that you have revoked your proxy; or

●	you may attend the annual general meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call Advantage Proxy, our proxy solicitor, at (206) 870-8565, or CM Seven Star at +852 3796 2750.

No Additional Matters May Be Presented at the Annual General Meeting

This annual general meeting has been called only to consider the approval of the Business Combination. Under CM Seven Star’s Amended and Restated Memorandum and Articles of Association, other than procedural matters incident to the conduct of the annual general meeting, no other matters may be considered at the annual general meeting if they are not included in the notice of the annual general meeting.

Redemption Rights

Pursuant to CM Seven Star’s Amended and Restated Memorandum and Articles of Association, a holder of CM Seven Star ordinary shares may demand that CM Seven Star redeem such ordinary shares for cash.

If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern time on April 22, 2019 (two (2) business days before the annual general meeting), that CM Seven Star redeem your shares into cash; and (ii) submit your request in writing to CM Seven Star’s transfer agent, at the address listed at the end of this section and delivering your shares to CM Seven Star’s transfer agent physically or electronically using the DWAC system at least two (2) business days prior to the vote at the meeting.

You may tender the CM Seven Star ordinary shares for which you are electing redemption by two (2) business days before the annual general meeting by either:

●	Delivering certificates representing CM Seven Star’s ordinary shares to CM Seven Star’s transfer agent, or

●	Delivering the CM Seven Star ordinary shares electronically through the DWAC system.

CM Seven Star shareholders will be entitled to redeem their CM Seven Star ordinary shares for a full pro rata share of the trust account (currently anticipated to be no less than approximately $10.35 per share) net of taxes payable.

Any corrected or changed written demand of redemption rights must be received by CM Seven Star’s transfer agent two (2) business days prior to the annual general meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two (2) business days prior to the vote at the meeting.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination and whether or not they are holders of CM Seven Star shares as of the Record Date. Any public shareholder who hold shares of CM Star shares on or before April 22, 2019 (two (2) business days before the annual general meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, at the consummation of the Business Combination.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to CM Seven Star’s transfer agent or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, in each case, by the business day prior to the annual general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by contacting your broker and requesting delivery of your shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and CM Seven Star’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is CM Seven Star’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. CM Seven Star does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their ordinary shares before exercising their redemption rights and thus will be unable to redeem their ordinary shares.

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In the event that a shareholder tenders its ordinary shares and decides prior to the consummation of the Business Combination that it does not want to redeem its ordinary shares, the shareholder may withdraw the tender. In the event that a shareholder tenders ordinary shares and the business combination is not completed, these ordinary shares will not be redeemed for cash and the physical certificates representing these ordinary shares will be returned to the shareholder promptly following the determination that the Business Combination will not be consummated. CM Seven Star anticipates that a shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Business Combination would receive payment of the redemption price for such ordinary shares soon after the completion of the Business Combination.

If properly demanded by CM Seven Star’s public shareholders, CM Seven Star will redeem each share into a pro rata portion of the funds available in the Trust Account, calculated as of two business days prior to the anticipated consummation of the Business Combination. As of the record date, this would amount to approximately $10.35 per share. If you exercise your redemption rights, you will be exchanging your CM Seven Star ordinary shares for cash and will no longer own the ordinary shares. If CM Seven Star is unable to complete the Business Combination by April 30, 2019, it will liquidate and dissolve and public shareholders would be entitled to receive approximately $10.35 per share upon such liquidation.

The Business Combination will not be consummated if the holders of 20,413,626 or more of CM Seven Star’s ordinary shares exercise their redemption rights.

Tendering Ordinary shares Share Certificates in connection with Redemption Rights

CM Seven Star is requiring the CM Seven Star public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to CM Seven Star’s transfer agent, or to deliver their shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option at least two (2) business days prior to the annual general meeting. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $45.00 and it would be up to the broker whether to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether CM Seven Star requires holders seeking to exercise redemption rights to tender their ordinary shares. The need to deliver ordinary shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

Any request for redemption, once made, may be withdrawn at any time up to the business day immediately preceding the consummation of the proposed Business Combination. Furthermore, if a shareholder delivered his certificate for redemption and subsequently decided prior to the date immediately preceding the consummation of the proposed Business Combination not to elect redemption, he may simply request that the transfer agent return the certificate (physically or electronically).

A redemption payment will only be made in the event that the proposed Business Combination is consummated. If the proposed Business Combination is not completed for any reason, then public shareholders who exercised their redemption rights would not be entitled to receive the redemption payment. In such case, CM Seven Star will promptly return the share certificates to the public shareholder.

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Appraisal Rights

Appraisal rights are not available to holders of CM Seven Star ordinary shares in connection with the proposed Business Combination.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. CM Seven Star and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement and proxy card. Advantage Proxy, Inc., a proxy solicitation firm that CM Seven Star has engaged to assist it in soliciting proxies, will be paid its customary fee of approximately $7,500 and out-of-pocket expenses.

CM Seven Star will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. CM Seven Star will reimburse them for their reasonable expenses.

If you send in your completed proxy card, you may still vote your shares in person if you revoke your proxy before it is exercised at the annual general meeting.

CM Seven Star Initial Shareholders

On July 11, 2017, the Company issued 4,312,500 ordinary shares to our initial shareholders for an aggregate amount of $25,000. On October 25, 2017, an additional 862,500 ordinary shares of CM Seven Star were issued to the initial shareholders for an aggregate amount of $6,038. The 5,175,000 Insider Shares include an aggregate of up to 675,000 shares that were subject to forfeiture to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the initial shareholders would own 20% of CM Seven Star’s issued and outstanding shares after the IPO. Simultaneous with the consummation of the IPO, we consummated the private placement of 475,000 private Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $4,750,000. The Private Placement Units were purchased by CM Seven Star’s sponsor. The underwriters exercised the over-allotment in part and on November 3, 2017, CM Seven Star consummated the private sale of an additional 52,726 private units to its sponsor, generating gross proceeds of $527,260. On November 3, 2017, the underwriters cancelled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, we cancelled an aggregate of 15,927 insider shares issued to our sponsor prior to the IPO.

Pursuant to a registration rights agreement between us and our initial shareholders are entitled to certain registration rights with respect to the CM Seven Star rights held by them, as well as the underlying securities. The holders of these securities are entitled to make up to two demands that CM Seven Star register such securities. The holders of the initial shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these ordinary shares are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a business combination. CM Seven Star will bear the expenses incurred in connection with the filing of any such registration statements.

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THE BUSINESS COMBINATION PROPOSAL

The discussion in this proxy statement of the Business Combination and the principal terms of the Share Exchange Agreement, is subject to, and is qualified in its entirety by reference to, the Share Exchange Agreement. The full text of the Share Exchange Agreement is attached hereto as Annex A, which is incorporated by reference herein.

General Description of the Business Combination

Business Combination with Kaixin; Business Combination Consideration

Upon the closing of the transactions contemplated in the Share Exchange Agreement, CM Seven Star will acquire 100% of the issued and outstanding securities of Kaixin, in exchange for approximately 28.3 million ordinary shares of CM Seven Star, or one CM Seven Star share for approximately 4.85 outstanding shares of Kaixin. An additional 4.7 million shares million shares of CM Seven Star will be issued at closing in exchange for currently outstanding options in Kaixin or reserved for issuance under an equity incentive plan. Additionally, 19.5 million earnout shares are to be issued and held in escrow. The Seller may be entitled to receive earnout shares as follows: (1) if the Company’s gross revenue for the year ended December 31, 2019 is greater than or equal to RMB 5,000,000,000, the Seller is entitled to receive 1,950,000 ordinary shares of CM Seven Star; (2) if the Company’s adjusted EBITDA for the year ended December 31, 2019 is greater than or equal to RMB 150,000,000, the Seller is entitled to receive 3,900,000 ordinary shares of CM Seven Star, increasing proportionally to 7,800,000 ordinary shares if Company’s adjusted EBITDA is greater than or equal to RMB 200,000,000; and (3) if the Company’s adjusted EBITDA for the year ended December 31, 2020 is greater than or equal to RMB 340,000,000, the Seller is entitled to receive 4,875,000 ordinary shares of CM Seven Star, increasing proportionally to 9,750,000 ordinary shares if the Company’s adjusted EBITDA is greater than or equal to RMB 480,000,000. By way of example, if the combined company’s adjusted EBITDA is equal to RMB175,000,000 for the year ended December 31, 2019, the Seller would receive 5,850,000 ordinary shares ((a) (i) 175,000,000 – 150,000,000, divided by (ii) 200,000,000 – 150,000,000 multiplied by (b) 7,800,000 – 3,900,000, plus (c) 3,900,000).

CM Seven Star currently has authorized share capital of 202,000,000 shares consisting of 200,000,000 ordinary shares with a par value of $0.0001 per share and 2,000,000 shares of preferred stock with a par value of $0.0001 per share.

After the Business Combination, assuming no redemptions of ordinary shares for cash, CM Seven Star’s current public shareholders will own approximately 36.9% of CM Seven Star, CM Seven Star’s current directors, officers and affiliates will own approximately 9.4% of CM Seven Star, and the Seller will own approximately 46.0% of CM Seven Star. Assuming redemption by holders of 20,413,626 of CM Seven Star’s ordinary shares, CM Seven Star public shareholders will own approximately 5.6% of CM Seven Star, CM Seven Star’s current directors, officers and affiliates will own approximately 14.0% of CM Seven Star, and the Seller will own approximately 68.9% of CM Seven Star. Upon consummation of the Business Combination, Kaixin will be a wholly-owned subsidiary of CM Seven Star.

Assuming the Business Combination Proposal is approved, the parties to the transaction expect to close the Business Combination before April 30, 2019.

Financing Transactions

On January 28, 2019, Kaixin, CM Seven Star and an investor entered into a convertible loan agreement pursuant to which the investor has agreed to invest US$23 million into Kaixin with interest payable at the loan interest rate as stipulated by the People’s Bank of China. An additional penalty interest rate will apply for unremitted amounts in the event of a default. US$20 million of the loan was advanced to Kaixin on January 28, 2019, and the remaining US$3 million is to be advanced to Kaixin on January 31, 2020. Upon completion of the Business Combination, amounts outstanding under the convertible loan will be converted into units of CM Seven Star at a conversion price of US$10.00 per unit, and subsequent amounts payable under the loan will immediately convert into units of CM Seven Star at a conversion price of US$10.00 per unit.

On January 29, 2019, CM Seven Star entered into a subscription agreement with one accredited investor to sell 750,000 of its units (each unit having the same underlying securities as were issued in CM Seven Star’s initial public offering) at a price of $10.00 per unit. The closing would take place on the closing date of the Business Combination. The closing is subject to customary conditions, including that the Business Combination must close prior to or concurrently with the closing of the sale of the units. The investor received certain demand and piggyback registration rights pursuant to the terms of the subscription agreement.

Background of the Business Combination

CM Seven Star was incorporated as a blank check company on November 28, 2016, under the laws of the Cayman Islands, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.” CM Seven Star’s efforts to identify a prospective target business were not limited to any particular industry or geographic region.

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CM Seven Star completed its initial public offering (“IPO”) on October 30, 2017 of 18,000,000 units, with each unit consisting of one ordinary share (“Ordinary Share”), par value $.0001 per share, one-half of a redeemable warrant (“Warrant”) and one right (“Right”) to receive one-tenth of an ordinary share upon consummation of an initial business combination. Simultaneous with the consummation of the IPO, we consummated the private placement of 475,000 private Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $4,750,000. The Private Placement Units were purchased by CM Seven Star’s sponsor. The underwriters in the IPO exercised the over-allotment option in part and on November 3, 2017, the underwriters purchased 2,636,293 over-allotment option Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $26,362,930. Simultaneously with the sale of the over-allotment Units, CM Seven Star consummated the private sale of an additional 52,726 Private Placement Units to its sponsor, generating gross proceeds of $527,260. On November 3, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, CM Seven Star canceled an aggregate of 15,927 Ordinary Shares issued to our sponsor prior to the IPO and private placement.

After deducting the underwriting discounts and commissions and the offering expenses, a total of $206,362,930 was deposited into a trust account established for the benefit of CM Seven Star’s public shareholders, and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of March 28, 2019, we have approximately $50,000 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of March 28, 2019, there was $213,668,623 held in the trust fund (including $5,242,062.30 of accrued interest, of which we can withdraw to pay income tax or other tax obligations.

In accordance with CM Seven Star’s Amended and Restated Memorandum and Articles of Association, the amounts held in the trust account may only be used by CM Seven Star upon the consummation of a business combination, except that there can be released to CM Seven Star, from time to time, any interest earned on the funds in the trust account that it may need to pay its tax obligations. The remaining interest earned on the funds in the trust account will not be released until the earlier of the completion of a business combination and CM Seven Star’s liquidation. CM Seven Star executed a definitive agreement on November 2, 2018 and it must liquidate unless a business combination is consummated by April 30, 2019.

Promptly after the IPO, the officers and directors of CM Seven Star commenced the process of locating potential targets.  Over the course of CM Seven Star’s search for target companies, CM Seven Star management evaluated in excess of 20 target companies. CM Seven Star entered into advanced discussions with the following 4 targets in different industries, a $450M commercial bank/private bank, a $700M ATM network operator, a $650M energy business, a $1000M auto finance business, but did not proceed with these targets for the reasons indicated:

1.	the shareholder of the bank withdrew the sale of equity due to low valuation offered;
2.	the growth of mobile & online payment as a threat to cash usage in a mature Western economy;
3.	low gas prices in North America, especially in Canada, due to the increasing supply from shale gas and the lack of infrastructure for exporting gas to Asia;
4.	the shareholders of the auto finance company turned down the SPAC merger discussion and decided to pursue and IPO instead.

On June 21, 2018, Thomas Jintao Ren, Chief Financial Officer of Kaixin Auto, reached Jiong Shao, director of CM Seven Star, who knows Thomas Jintao Ren before when Jiong Shao was a banker, by phone to reflect its interest to merge with CM Seven Star. On June 22, 2018, Jiong Shao emailed Sing Wang, Chief Executive Officer of CM Seven Star, to introduce Thomas.

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On June 22, 2018, Sing Wang emailed Thomas Jintao Ren, who introduced James Jian Liu, Renren’s Chief Operating Officer, to Sing. Sing telephoned James and spoke for more than one hour on the merits of a SPAC transaction and to learn about Kaixin’s business. Sing then invited James to Hong Kong to meet in person.

On June 23, 2018, James Liu and Sing Wang met from 9:30am to 5:00pm Hong Kong time to discuss Kaixin and a potential transaction with CM Seven Star.

On June 24, 2018, Sing Wang spoke with Steven Levine, CEO of EarlyBirdCapital, Inc., by phone to discuss Kaixin as a possible merger candidate. EarlyBirdCapital acted as lead book-runner in CM Seven Star’s initial public offering. Prior to the closing of the initial public offering, EarlyBirdCapital and CM Seven Star entered into a business combination marketing agreement. In connection with that agreement, EarlyBirdCapital has assisted CM Seven Star with the negotiation of the share exchange agreement, the preparation of press releases and investor presentations filed with the commission, and arranging meetings with existing and potential new shareholders. However, at no point did EarlyBirdCapital prepare any report, opinion or appraisal relating to the transaction with Kaixin.

On June 25, 2018, Sing Wang signed an NDA on behalf of CM Seven Star with Kaixin.

From June 26, 2018 to July 3, 2018, Sing Wang met in New York with various fund managers as well as investment bankers and other advisors, to discuss several merger candidates, including Kaixin, to gauge investor appetite, valuation and potential concerns. Sing was also seeking a bulge bracket investment banking firm to help CM Seven Star during the merger process.

On July 6, 2018, Sing Wang met with Anthony Ho, director of CM Seven Star, at AIA Central to discuss the results of the New York trip with him. Sing also spoke with Steve Cannon, Chief Financial Officer and director of CM Seven Star, Jiong Shao and Mr. Wang Dongzhi, the then Chief Executive Officer of China Minsheng Financial Holding Corporation Limited (“CMF”), the entity that controls CM Seven Star’s sponsor, Shareholder Value Fund (“SVF”), about Kaixin.

From On July 7, 2018 to July 8, 2018, Sing Wang flew from Hong Kong to Hangzhou and then Beijing to discuss with various parties the potential CM Seven Star merger candidates. Joseph Chen and James Liu, Chairman and CEO of Kaixin, respectively, met with Sing at Renren’s offices for several hours to discuss Kaixin’s business model, valuation expectations, the CM Seven Star decision process and business combination process.

From July 8, 2018 to July 19, 2018, various telephone conferences with Kaixin and EarlyBirdCapital were conducted. Sing Wang also met with the management of CM Seven Star, CMF and SVF to further discuss a potential transaction with Kaixin. Sing also met with several Asia based fund managers and investment banks to see if there would be any interest in the transaction with Kaixin.

From July 23, 2018 to July 24, 2018, Sing Wang met a few fund managers in New York to update them on CM Seven Star’s progress and to discuss a potential transaction with Kaixin.

On July 25, 2018, Sing Wang met James Liu and Joseph Chen in New York for further discussion and negotiations on a potential transaction.

On July 26, 2018, Joseph Chen, James Liu, and Sing Wang met with several employees of EarlyBirdCapital and presented Kaixin to them and conducted a question and answer session. Sing also met with a couple of bulge bracket investment banks in New York who are familiar with the used car business in China and/or the United States.

From July 27, 2018 to August 10, 2018, Sing Wang, together with CM Seven Star’s U.S. counsel Loeb & Loeb LLP, negotiated the terms of an letter of intent with James Liu and Kaixin’s counsel, Simpson Thatcher & Bartlett.

On August 12, 2018, the CM Seven Star board held a meeting at which Sing Wang gave a deal update with respect to the Kaixin transaction.

From August 15, 2018 to August 17, 2018, several meetings were held with respect to the Kaixin transaction. Anthony Ho met with Joseph Chen in Phoenix on August 15, 2018. On the next day, Anthony and Sing met with EarlyBirdCapital and with Loeb and Loeb to discuss the LOI with Kaixin. A follow-up meeting between Sing Wang and EarlyBirdCapital took place on August 17, 2018 to evaluate two targets in addition to Kaixin – a Canadian oil and gas company and an online wealth management and private banking firm in China. The Company determined that both of these opportunities, as compared to Kaixin, had certain characteristics that lessened the likelihood of a successful business combination being consummated. In particular, the oil and gas sector had been experiencing a significant reduction in the benchmark prices of its product due to a global supply glut, affecting asset valuations and turning investor appetite bearish towards the sector. In addition, the Company determined that Kaixin’s easily understandable business model, large platform in its premium used car segment, attractive technology and potential for growth surpassed the attributes that the Chinese financial institution opportunity presented at the time. Following this meeting, Mr. Wang consulted with members of the Board of Directors and it was decided that Kaixin was a preferable target.

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From August 20, 2018 to August 24, 2018, negotiations on a letter of intent continued between Sing Wang and members of the Kaixin team telephone conferences.

On August 27, 2018, Sing Wang updated Anthony Ho and Steve Cannon about the transaction with Kaixin and the terms of the letter of intent.

On August 28, 2018, Sing Wang met with Wang Dongzhi to discuss the transaction with Kaixin and the terms of the letter of intent.

On August 28, 2018, Sing Wang signed a letter of intent on behalf of CM Seven Star with Kaixin. The letter of intent provided for the issuance at closing of 33 million shares of CM Seven Star, with an additional 25 million shares being issued if certain targets were met. The 25 million additional shares would be issued as follows:

·	In the event that the Kaixin’s gross revenue was greater than or equal to RMB 5,000,000,000 for the year ended December 31, 2019, Kaixin former shareholders would receive 5 million shares.

·	In the event that Kaixin’s adjusted EBITDA was greater than or equal to RMB 150,000,000 for the year ended December 31, 2019, Kaixin’s former shareholder would receive the following: 10,000,000 shares if Kaixin’s non-GAAP earnings equaled RMB 150,000,000; 20,000,000 shares if Kaixin’s non-GAAP earnings equaled or exceeded RMB 200,000,000; and a proportional number of shares between if Kaixin’s non-GAAP earning were between 10,000,000 and 20,000,000.

·

In the event that the closing price of the combined company’s shares was greater than or equal to $13.00 per share for any sixty trading days in a ninety trading day period within 18 months after the closing of the business combination, all 25 million shares would be issued notwithstanding the combined company’s revenue for the year ended December 31, 2019.

After signing the letter of intent on August 28, 2018, the SVF team began to review third party professional firms to do due diligence on Kaixin.

On September 5, 2018, Sing Wang and members of the SVF team met with Kaixin’s team in its Beijing office to start due diligence review.

On September 12, 2018, Sing Wang, on behalf of CM Seven Star, engaged Addleshaw Goddard (as offshore counsel for the legal due diligence), King & Wood (as the PRC counsel for the legal due diligence), Ernst & Young (for the financial and tax due diligence) and Deloitte Advisory (for commercial due diligence).

On September 21, 2018 Sing Wang, on behalf of CM Seven Star, engaged Deloitte (Kaixin’s auditor) to provide diligence information to Ernst & Young.

In September and early October, 2018, due diligence was carried out by the SVF team and the various third party professional firms.

On September 27, 2018, a meeting was held in the Hong Kong office of CM Seven Star. The SVF team and third-party professional firms reported on the due diligence conducted to Anthony Ho, Sing Wang and Steven Levine.

On October 7, 2018, Sing Wang and the SVF team, by conference call reported to the board of directors of CM Seven Star results of the due diligence process and the progress of a transaction with Kaixin.

In October and early November, 2018, the various deal terms negotiated the terms of a definitive agreement between CM Seven Star and Kaixin. During those meetings, the earnout structure and amount of shares to be issued subject to the achievement of certain financial and stock prices performance were changed: the maximum additional shares being issued was reduced to 19.5 million, the financial performance targets incorporated Kaixin’s adjusted EBITDA for the year ended Dececmber 2020, the $13.00 stock performance target period was reduced to 15 months and another stock performance target of $13.50 was incorporated for a period of 30 months after the closing of the business combination. The earnout structure is described in further detail under “The Share Exchange Agreement” beginning on page 84.

On October 24, 2018, the CM Seven Star board held a special board meeting to review the transaction with Kaixin. At this meeting, CM Seven Star’s Board of Directors approved the transaction and authorized CM Seven Star to enter into the definitive agreement with Kaixin for the purpose of consummating a business combination.

On October 25, 2018, Renren and Kaixin boards approved the transaction.

On November 2, 2018, Renren obtained shareholder consent from SoftBank Group Corp. for this transaction pursuant to its articles of association.

On November 2, 2018, the Share Exchange Agreement was signed by both parties. The Share Exchange Agreement provides for the issuance of 33 million shares (which includes 28.3 million shares and 4.7 million shares included in an incentive plan) at closing, plus the issuance of an additional 19.5 million CM Seven Star shares if certain targets were met, which are described in detail below under “The Share Exchange Agreement” beginning on page 84.

On November 6, 2018, the signing of the Share Exchange Agreement by CM Seven Star and Kaixin Auto was announced to the public. CM Seven Star subsequently filed a Current Report on Form 8-K including the press release, a copy of the Share Exchange Agreement and a presentation for investors.

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CM Seven Star’s Board’s Reasons for the Approval of the Business Combination

The board of directors held two meetings to discuss, among other things, a potential business combination with Kaixin. On November 2, 2018, the board of directors unanimously approved the Share Exchange Agreement and the transactions contemplated thereby, determined that the Business Combination is in the best interests of CM Seven Star stockholders, directed that the Agreements be submitted to CM Seven Star’s stockholders for approval and adoption, and recommended that CM Seven Star’s stockholders approve and adopt the agreements and transactions contemplated thereby. Prior to reaching the decision to approve the agreements and the transaction, our board of directors received information from its legal and financial advisors, as well as other third-party resources. No reports as to the valuation of Kaixin were produced by any of our advisors.

In order to become more familiar with the industry Kaixin operates in, members of our board of directors and management team reviewed due diligence findings of our advisors as well as various publicly available industry-specific research published by third-parties and also analyzed data and material from Kaixin, including but not limited to, Kaixin’s existing business model, historic and projected financial statements, valuation analysis, material agreements and other due diligence material. Our management team supported by affiliates of our Sponsor also coordinated financial, accounting and legal due diligence with the assistance from third-party firms engaged for such activities.

Since CM Seven Star’s IPO in November of 2017, our management team and board of directors have been conducting a search for potential business combination partners. CM Seven Star’s management and board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination but did not find it to be practical to quantify or assign weights to the specific factors in reaching its final decision. In considering the Business Combination with Kaixin, our management team and board of directors determined that Kaixin met, in some fashion, all of the criteria we set for our target company screening:

●	Readily understandable business model with clear public market comparables

Kaixin is the largest premium used auto dealership group in China in terms of the number of cities and locations of its Dealerships, and the second largest based on revenues in 2017, according to iResearch. Kaixin provides used car buyers in China with access to a wide selection of used vehicles across its network of Dealerships, with a focus on premium brands. In addition to auto sales, for the convenience of its customers, Kaixin offers value-added services to its customers and dealer networks, including financing, insurance, extended warranties and after-sales services. Kaixin’s unique data-driven SaaS platform employs advanced data analytics and artificial intelligence, or AI. Kaixin’s Dealership network offers scalability without increasing its Dealership footprint and removes a key bottleneck of vehicle sourcing through its cooperation with Kaixin Affiliated Network Dealers.

Existing public market comparable companies include CarMax (NYSE: KMX) and Carvana (NYSE: CVNA); both have strong public markets followings and support from investors and investment banks, we believe that Kaixin’s business model will be easily understood by the investment community. Furthermore, as further described later in this section, the board believes that the transaction represents an attractive investment opportunity due to the Kaixin’s post-Business Combination valuation discount to similar publicly-listed comparable companies.

●	Largest premium used car participant in fast growing China market

Kaixin owns and operates the largest premium used car dealership network in China in terms of the number of cities and locations of its Dealerships, and the second largest based on revenues in 2017, according to iResearch. Kaixin’s business model is centered around both internet technology and an offline strategy, as more than 99.5% of used car transactions in China were completed offline in 2017, according to iResearch, which was driven by premium used car buyers’ preference to evaluate cars in person as part of their purchasing decision.

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Kaixin operates in the PRC, which is the world’s second largest market by car parc (number of vehicles in operation) with 185 million cars in 2017, according to iResearch. China is expected to have the world’s largest car parc by 2023, representing a CAGR of 10.2% from 2017, according to iResearch. The premium used car market is the fastest growing segment of China’s used car market, and is expected to grow at 22.1% annually by value over the next five years, according to iResearch. Furthermore, the Chinese premium used car segment contributed approximately 33.9% of used car transactions by value in 2017, according to iResearch.

●	Attractive and significant technology component of business

Kaixin’s unique data-driven SaaS platform employs advanced data analytics and artificial intelligence, or AI, to drive sales and growth. Kaixin collects over 20 million data points on used vehicles each day, including car make, model, pricing and sales data, which are analyzed and made accessible to its Dealerships. Kaixin’s SaaS system enables Dealerships and Kaixin Affiliated Network Dealers to use a “one click” service to easily submit cars in inventory to multiple online automotive platforms. This unique technology is the key enabler of functionalities across Kaixin’s entire product suite, including its website, mobile app and social media landing pages, and plays a key part in helping dealers optimize their financial performance.

●	Multiple means of earning revenues and profits

Kaixin has partnered with leading financial and insurance institutions to offer consumer, financing and insurance products to prospective customers through its own Dealerships, the Kaixin Affiliated Network Dealer network and other in-network dealers. Kaixin’s after-sales service centers provide a full-suite of inspection, repair and reconditioning and value-added services to both existing and future customers. These high margin subscription-like businesses offered through Kaixin’s service center and other centers it plans to open further strengthen Kaixin’s brand awareness and increase customer loyalty to drive long-term, sustainable profitability.

●	Talented and experienced board and management team with strong internet expertise and deep passion for the automotive business

Kaixin’s board and management teams have strong backgrounds in the internet and automotive retail industries. Together with its partners who remain as part owners of its Dealerships, Kaixin’s operational team of owners and employees have similar goals and visions to establish it as the leader in the premium used car dealership space in China. On average, Kaixin’s Dealership operators have over ten years of experience in the used car industry.

CM Seven Star’s management and board of directors also considered certain negative factors in reaching its final decision, including:

•	Access to capital

Kaixin’s future business expansion and projected financials are dependent on Kaixin’s ability to obtain adequate capital. The board believed that Kaixin would be able to raise the additional capital either through funds remaining in trust at the closing o fthe business combination or other sources.

•	Business model

Kaixin’s business model has only limited historical operational data available to provide support and analysis for its high growth potential of the innovative business model.

•	Comparable peer performance

The stock of Uxin, a US listed PRC company that operates in same sector as Kaixin, had not been performing well at the time of the board’s decision. The board believes that Kaixin’s business model is substantially distinguishable from that of Uxin because, while Uxin takes credit risk, Kaixin does not.

Market sentiment

Uncertainty over a US-China trade war and the potential negative impact on investors’ sentiment of US listed PRC companies.

•	Foreign exchange

The combined company would be subject to foreign exchange risk in connection with its operating results since its operating currency was the RMB.

Notwithstanding the foregoing negative considerations, CM Seven Star’s board of directors believed that the positive factors outweighed the negative factors and deermined that it should proceed with an acquisition of Kaixin.

It was determined in consultation with our board and advisors that the best methodology for evaluating the consideration being paid to Kaixin would be to use the market comparable method. Specifically comparing historical or projected implied enterprise valuation (EV), as multiples of EBITDA and revenues, for publicly listed used automobile related businesses that we viewed as similar in scope to Kaixin in November 2018. Therefore, the transaction consideration was analyzed, mainly, based on an implied enterprise valuation (EV) of Kaixin, as a multiple to the projected EBITDA and revenues for the fiscal years 2019 and 2020. Because of the uncertainty of the projections, enhanced by the nascent history of Kaixin, an earnout for additional shares was established based on the achievement of certain projected revenue and EBITDA thresholds. The actual merger consideration was finalized after negotiations with Kaixin pursuant to which the parties agreed on a $330 million valuatuation. The number of shares to be issued (33 million) was determined by dividing $330 million by $10.00, the offering price of CM Seven Star’s units in its initial public offering.

With the assumption of approximately $38 million in net debt, the resulting standalone enterprise value of Kaixin’s was estimated at approximately $368 million (a $330 valuation, plus the assumed debt of $38 million). That initial valuation, as compared to the current revenues of the business (approximately $400 million for fiscal year 2018) represented a discount to public market comparables. This number of shares results in the issuance of one CM Seven Star share for approximately 4.85 outstanding Kaixin ordinary shares. If Kaixin management realizes certain projected financial performance targets of revenues and EBITDA, then it would receive up to 19.5 million additional shares (additional $195 million at a deemed price of $10.00 per share). Taking into account the issuance of the earnout shares and assuming no redemptions from the trust at the closing of the business combination, the Company’s enterprise value for 2020 will include approx. 80.9 total shares outstanding and positive cash balance of approx. $161.2 million. At a set price per share of $10.00, the resulting enterprise value would be $648.2 million and 2020 estimated EV/EBITDA multiple of 8.0x. This multiple, although slightly higher than that of Uxin (7.4x), is significantly lower than CarMax (18.1x) and Carvana (51.5x).

CM Seven Star began its analysis by evaluating approximately 44 US-listed technology companies. However, these companies’ businesses spanned across many different sectors, and Kaixin’s comparison to certain larger companies, such as Alibaba and Baidu, was more remote given the high valuation multiples of such companies. Therefore, CM Seven Star focused on the selection criteria of sector, business location, business operation and projected future revenue growth from 2018 to 2020 and determined that Uxin Limited was the most direct comparable company due to the same sector focus and location of business operations and similar growth trends (however, with limited similarity in business models). CM Seven Star’s board of directors also reviewed two companies with US-based operations with a similar business model, namely CarMax Inc. and Carvana Co.

Because Kaixin, Uxin and Carvana are all projected to have negative net income in 2019 but with high revenue growth, the board of directors decided to use EV/Sales multiples for comparison purpose in 2019. Based on projections, Kaixin is projected to have a positive adjusted EBITDA in 2019 and Uxin and Carvana are expected to have a positive adjusted EBITDA in 2020. The table below set forth the comparison of EV/Sales and EV/EBITDA for Kaixin as of November 2, 2018 and the three other companies in the peer group, assuming a price of $10.00 per share for the combined company and that the earnout targets for the applicable periods have been met.

	EV/Sales				EV/EBITDA				18E-20E
	2019E		2020E		2019E		2020E		Sales CAGR
Uxin	2.4	x	1.5	x	N.M.		7.4	x	63.6%
Carvana	2.1	x	1.4	x	N.M.		51.5	x	67.3%
CarMax	1.4	x	1.3	x	19.1	x	18.1	x	6.4%
Peer Avg.	2.0	x	1.4	x	19.1	x	25.6	x	45.8%

Kaixin	0.8	x	0.7	x	15.6	x	8.0	x	56.0%

Source: Capital IQ

EBITDA multiples. EV/EBITDA multiples (enterprise value to EBITDA) of similar publicly listed companies were compared to Kaixin’s multiples pre-transaction. The similar public companies traded at approximately 19.1x and 25.6x Projected 2019 and 2020 EV/EBITDA multiples, respectively. These were significant and attractive premiums to the consideration being paid (including earnout shares) in the Kaixin transaction of 15.7x and 8.0x Kaixin’s Projected 2019 and 2020 Projected EV/Earnout EBITDA, respectively (“Earnout EBITDA” assumes the maximum earnout financial targets are realized and all eligible earnout shares are released).

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Revenue multiples. EV/Revenue multiples (enterprise value to revenues) of similar publicly listed companies were compared to Kaixin’s multiples pre-transaction. The similar public companies traded at approximately 2.0x and 1.4x Projected 2019 and 2020 EV/revenue multiples, respectively. These were significant and attractive premiums to the consideration being paid (including earnout shares) in the Kaixin transaction of 0.8x and 0.7x Kaixin’s Projected 2019 and 2020 Projected EV/Earnout revenues, respectively (“Earnout revenues” assumes the maximum earnout financial targets are realized and all eligible earnout shares are released).

Based on the foregoing, Kaixin’s 2019E and 2020E EV/Sales multiples represent a discount when compared to that of the selected peers’ average. Taking into account the issuance of the earnout shares and assuming no redemptions from the trust at the closing of the business combination, the Company’s enterprise value for 2020 will include approx. 80.9 total shares outstanding and positive cash balance of approx. $161.2 million. At a set price per share of $10.00, the resulting enterprise value would be $648.2 million and 2020 estimated EV/EBITDA multiple of 8.0x. Looking at 2020E EV/EBITDA, Kaixin’s ratio is slightly higher than that of Uxin, but much lower than the ratios of CarMax and Carvana. Uxin’s stock price was at $5.98/share as of the date of the comparable analysis, representing an approximately 33.6% discount from its IPO price of $9.00/share at the end of June 2018. Based on the comparable company analysis result above, CM Seven Star’s board of directors believes that the consideration of the Company is fair and reasonable when comparing with its publicly listed peers in the US exchange market.

Our executive team and the board consulted with EarlyBirdCapital about the consideration being paid to acquire Kaixin and about the strength of the company on an EV/Earnout EBITDA and EV/Earnout Revenues valuation basis and growth basis, in comparison to the publicly listed similar businesses reviewed.

Kaixin’s projected Earnout Revenue and Earnout EBITDA are forward-looking statements, which are subject to risks as described under “Forward-Looking Statements.”

Other Considerations

The board of directors focused its analysis on whether the Business Combination is likely to generate a return for its stockholders that is greater than if the trust were to be liquidated. Our board of directors unanimously concluded that the Share Exchange Agreement with Kaixin is in the best interests of the CM Seven Star stockholders. The board of directors did not obtain a fairness opinion on which to base its assessment. Because of the financial skills and background of its members, the board of directors believes it was qualified to perform the analysis discussed in this section.

Deloitte Advisory Report on Used Car Industry

Deloitte Advisory was hired by CM Seven Star to conduct market research on the used car industry in China. CM Seven Star considered several service providers concurrently and concluded that Deloitte’s track record in transaction services and the experience of its advisory team was the best choice. The research conducted by Deloitte included an overview and history of the used car market, its size and competitive landscape, drivers of growth (including relaxation on inter-provincial car registration, improving access to car financing and demand for premium cars), an assessment of Kaixin’s existing business and a review of Kaixin’s projected business plan. The research involved interviewing Kaixin’s management team and the employees of Kaixin’s dealerships, interviewing other market participants and financing partners, building a market sizing model, researching key competitors, reviewing Kaixin’s business plan and the assumptions, and analyzing Kaixin’s business segments. CM Seven Star had no prior relationship with Deloitte Advisory. CM Seven Star paid Deloitte Advisory $150,000 and reimbursed expenses of approximately $8,000 incurred by Deloitte Advisory.

Below is a summary of the key findings of the market research:

•	The overall used car market in China is forecasted to experience growth in the foreseeable future.
•	The premium segment of the used car market has the potential for growth that exceeds that of the used-car market generally driven by higher car change frequency, relaxation on inter-provincial car registation requirements and improving access to car financing.
•	The used car market in China is highly fragmented and is undergoing consolidation; however, an offline presence remains important, especially in the premium sector.
•	Early entrants that focused on building online e-commerce platform are now seeking to build an offline presence, as well as consolidating to extract more monetization opportunities.
•	Kaixin could expect moderate expansion with sufficient capital support.

The report of Deloitte Advisory is available for inspection and copying at CM Seven Star’s principal executive offices during regular business hours, upon request, by any interested equity security holder or representative who has been so designated in writing.

Ernst & Young Report on Kaixin’s Financial Statements

CM Seven Star hired Ernst & Young to analyze of Kaixin’s financial statements and earnings as well as tax practise.  We have considered several service providers concurrently and concluded that Ernst & Young had an excellent track record and relevant experience, complemented by a competitive fee quote. The research process was limited in scope to analyzing the financial information and results presented by Kaxin and did not involve stating an opinion or preparing an appraisal of Kaixin’s value or the consideration offered in the transaction.

The report of Ernst & Young is available for inspection and copying at CM Seven Star’s principal executive offices during regular business hours, upon request, by any interested equity security holder or representative who has been so designated in writing.

Recommendation of CM Seven Star’s Board of Directors

After careful consideration, CM Seven Star’s board of directors determined that the Business Combination with Kaixin is in the best interests of CM Seven Star and its shareholders. On the basis of the foregoing, CM Seven Star’s Board has approved and declared advisable the Business Combination with Kaixin and recommends that you vote or give instructions to vote “FOR” each of the Business Combination Proposal and the other proposals.

The board of directors recommends a vote “FOR” each of the Business Combination Proposal and the other proposals — CM Seven Star’s board of directors have interests that may be different from, or in addition to your interests as a shareholder. See “The Business Combination Proposal — Interests of Certain Persons in the Acquisition” in this proxy statement for further information.

Interests of Certain Persons in the Business Combination

When you consider the recommendation of the board of directors in favor of adoption of the Business Combination Proposal and other proposals, you should keep in mind that the directors and officers of CM Seven Star have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder, including:

●	In the absence of stockholder approval for a further extension, if the proposed Business Combination is not completed by January 30, 2019, CM Seven Star will be forced to liquidate. In such event, the 5,159,073 shares of CM Seven Star common stock held by CM Seven Star officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless, as will the 527,726 private units that were acquired simultaneously in connection with the IPO for an aggregate purchase price of $5,277,260. Each of CM Seven Star’s officers and directors has a pecuniary interest in, as specified in the following table:

Name	Shares (not including shares underlying units) in which such person has a pecuniary interest	Units in which such person has a pecuniary interest
Shareholder Value Fund(1)	4,459,073	527,726
Stephen N Cannon	200,000	0
Michele Smith	50,000	0
Jiong Shao	50,000	0

(1) Anthony Ho is a director of Shareholder Value Fund.

In addition, since February 17, 2018, Sing Wang has been the CEO and Director of CM Seven Star pursuant to his agreements with CM Asset Management Company (“CMAM”), the manager of Shareholder Value Fund (“SVF”), the sponsor of CM Seven Star. Pursuant to those Agreements, Mr Wang is entitled to share part of the gain arising from the carried interests that CMAM has in SVF.  Mr Wang’s share is 30% of the gain.

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Such shares of common stock and units had an aggregate market value of approximately $42,007,130 based on the last sale price of CM Seven Star’s common stock of $7.76 and CM Seven Star’s units of $9.62, on the Nasdaq Capital Market as of the Record Date;

As a result, the financial interest of CM Seven Star’s officers, directors and Initial Stockholders or their affiliates could influence its officers’ and directors’ motivation in selecting Kaixin as a target and therefore there may be a conflict of interest when it determined that the Business Combination is in the stockholders’ best interest; and

●	Unless CM Seven Star consummates the Business Combination, its officers, directors and initial shareholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital. As a result, the financial interest of CM Seven Star’s officers, directors and initial shareholders or their affiliates could influence its officers’ and directors’ motivation in selecting Kaixin as a target and therefore there may be a conflict of interest when it determined that the Business Combination is in the shareholders’ best interest.

●	The exercise of CM Seven Star’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

●	If the Business Combination with Kaixin is completed, Kaixin will designate four members to the Board of Directors of CM Seven Star.

Anticipated Accounting Treatment

The Business Combination will be treated by CM Seven Star as a reverse Business Combination under the acquisition method of accounting in accordance with GAAP. For accounting purposes, Kaixin is considered to be acquiring CM Seven Star in this transaction. Therefore, the aggregate consideration paid in connection with the Business Combination will be allocated to CM Seven Star tangible and intangible assets and liabilities based on their fair market values. The assets and liabilities and results of operations of CM Seven Star will be consolidated into the results of operations of Kaixin as of the completion of the Business Combination.

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Regulatory Approvals

The Business Combination and the other transactions contemplated by the Share Exchange Agreement are not subject to any additional federal or state regulatory requirements or approvals, including the Hart-Scott Rodino Antitrust Improvements Act of 1976.

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THE SHARE EXCHANGE AGREEMENT

The following is a summary of the material provisions of the Share Exchange Agreement, a copy of which is attached as Annex A to this proxy statement. You are encouraged to read the Share Exchange Agreement in its entirety for a more complete description of the terms and conditions of the Acquisition.

Business Combination with Kaixin; Acquisition Consideration

Upon the closing of the transactions contemplated in the Share Exchange Agreement, CM Seven Star will acquire 100% of the issued and outstanding securities of Kaixin, in exchange for approximately 28.3 million ordinary shares of CM Seven Star, or one CM Seven Star share for approximately 4.85 outstanding shares of Kaixin. An additional 4.7 million shares million shares of CM Seven Star will be issued at closing in exchange for currently outstanding options in Kaixin or reserved for issuance under an equity incentive plan. Additionally, 19.5 million earnout shares are to be issued and held in escrow. The Seller may be entitled to receive earnout shares as follows: (1) if the Company’s gross revenue for the year ended December 31, 2019 is greater than or equal to RMB 5,000,000,000, the Seller is entitled to receive 1,950,000 ordinary shares of CM Seven Star; (2) if the Company’s adjusted EBITDA for the year ended December 31, 2019 is greater than or equal to RMB 150,000,000, the Seller is entitled to receive 3,900,000 ordinary shares of CM Seven Star, increasing proportionally to 7,800,000 ordinary shares if Company’s adjusted EBITDA is greater than or equal to RMB 200,000,000; and (3) if the Company’s adjusted EBITDA for the year ended December 31, 2020 is greater than or equal to RMB 340,000,000, the Seller is entitled to receive 4,875,000 ordinary shares of CM Seven Star, increasing proportionally to 9,750,000 ordinary shares if the Company’s adjusted EBITDA is greater than or equal to RMB 480,000,000.

Notwithstanding the Revenue and Adjusted EBITDA achieved by the post-transaction company for any period, Renren will receive the 2019 earnout shares if the stock price of CM Seven Star is higher than $13.00 for any sixty days in any period of ninety consecutive trading days during an fifteen month period following the closing, and will receive the 2019 earnout shares and the 2020 earnout shares if the stock price of CM Seven Star is higher than $13.50 for any sixty days in any period of ninety consecutive trading days during a thirty month period following the closing.

We refer to this transaction as the “Business Combination.”

Representations and Warranties

In the Share Exchange Agreement, Kaixin and Renren make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Agreement) relating to, among other things: (a) proper corporate organization of Kaixin and its subsidiaries and other companies in which it is a minority shareholder and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure and title to units; (e) accuracy of charter documents and corporate records; (f) related-party transactions; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) insurance; (m) licenses and permits; (n) compliance with laws, including those relating to foreign corrupt practices and money laundering; (o) ownership of intellectual property; (p) absence of warranty claims; (q) employment and labor matters; (r) taxes and audits; (s) environmental matters; (t) brokers and finders; (u) investment representations and transfer restrictions; (v) that Kaixin is not an investment company; and (w) other customary representations and warranties.

In the Share Exchange Agreement, CM Seven Star makes certain representations and warranties relating to, among other things: (a) title to shares; (b) proper corporate organization and similar corporate matters; (c) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (d) brokers and finders; (e) capital structure; (f) validity of share issuance; (g) minimum trust fund amount; and (g) validity of Nasdaq Stock Market listing; and (h) SEC filing requirements.

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Conduct Prior to Closing; Covenants

Kaixin has agreed to operate the business in the ordinary course, consistent with past practices, prior to the closing of the Acquisition (with certain exceptions) and not to take certain specified actions without the prior written consent of CM Seven Star.

The Agreement also contains covenants providing for:

●	Each party providing access to their books and records and providing information relating their respective business to the other party, its counsel and other representatives;

●	Kaixin to deliver the financial statements required by CM Seven Star to make applicable filings with the SEC;

●	Cooperate in making certain filings with the SEC; and

●	Kaixin agreement to pay a portion of the amount paid by CM Seven Star to extend its life, if applicable.

Conditions to Closing

General Conditions

Consummation of the Share Exchange Agreement and the acquisition is conditioned on, among other things, (i) the absence of any order, stay, judgment or decree by any government agency making the Acquisition illegal or otherwise preventing the Acquisition; (ii) CM Seven Star receiving approval from its shareholders to the Acquisition, and (iii) CM Seven Star having in excess of $5 million in tangible assets upon closing of the Acquisition (not including any amounts contributed by the Company or the Seller or by investors or financing introduced or procured by the Company or the Seller).

Kaixin and the Seller’s Conditions to Closing

The obligations of the Seller and Kaixin to consummate the transactions contemplated by the Share Exchange Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

▪	CM Seven Star complying with all of its obligations under the Share Exchange Agreement;

▪	the representations and warranties of CM Seven Star being true on and as of the closing date of the Acquisition;

▪	Kaixin receiving a legal opinion from CM Seven Star’s counsel in the Cayman Islands; and

▪	there having been no material adverse effect to Kaixin’s business;

●	CM Seven Star’s Conditions to Closing

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The obligations of CM Seven Star to consummate the transactions contemplated by the Share Exchange Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	Kaixin complying with all of its obligations under the Share Exchange Agreement;

●	the representations and warranties of Kaixin being true on and as of the closing date of the acquisition and Kaixin complying with all required covenants in the Share Exchange Agreement;

●	there having been no material adverse effect to Cm Seven Star’s business;

●	CM Seven Star receiving a legal opinion from Kaixin’s counsel in the PRC and Cayman Islands;

●	the forfeiture by the Seller of all loans listed on the relevant disclosure schedule made to Kaixin or its subsidiaries; and

●	Kaixin selling one of its subsidiaries to an affiliate of the Seller.

Termination

The Share Exchange Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to CM Seven Star’s shareholders, by:

●	Either CM Seven Star or Kaixin if the closing has not occurred by April 25, 2019;

●	Either CM Seven Star or Kaixin, if Kaixin or any of its stockholders has materially breached any representation, warranty, agreement or covenant contained in the Share Exchange Agreement and such breach has not been cured within thirty (30) days following the receipt by Kaixin or any of its stockholders, as applicable, of Kaixin’s written notice describing such breach; or

●	Kaixin, if CM Seven Star has materially breached any representation, warranty, agreement or covenant contained in the Agreement and such breach has not been cured within thirty (30) days following the receipt by CM Seven Star of Kaixin’s written notice describing such breach.

Effect of Termination

In the event of termination and abandonment by either CM Seven Star or Kaixin, all further obligations of the parties shall terminate.

Indemnification

Until the one year anniversary of the date of the Agreement, Seller agreed, to indemnify CM Seven Star and its affiliates from any damages arising from (a) any breach of any representation, warranty or covenant made by the Representing Parties, (b) taxes payable to PRC tax authorities reflected in the Kaixin’s audited financial statements as of and for the year ended December, 31 2018 in relation to the Kaixin’s used auto sales business resulting from a materially different tax treatment as compared to the corresponding tax treatment reflected in Kaixin’s audited financial statements as of and for the year ended December, 31 2017, or (c) obligations incurred by CM Seven Star relating to any contingent consideration due and owing to the Kaixin’s dealer partners and after care partners Other than in respect to fraud claims and claims brought under (b) and (c) above, the indemnification applies only to amounts (in aggregate) in excess of $3 million, and the indemnification obligations are capped at the value of 13,055,000 shares that are being held in escrow. Such indemnification can be satisfied with the cancellation of CM Seven Star ordinary shares.

The foregoing summary of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Annex A hereto.

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Escrow Agreement

In connection with the Acquisition, CM Seven Star, the Seller and an escrow agent, will enter into an Escrow Agreement, pursuant to which CM Seven Star shall deposit 22.8 million of its ordinary shares as earnout shares and to secure the indemnification obligations of the Seller as contemplated by the Share Exchange Agreement.

Investor Rights Agreement

In connection with the Acquisition, CM Seven Star and the Seller will enter into an Investor Rights Agreement with respect to certain lock-up arrangements in respect of the Seller, registration rights granted by CM Seven Star in favor of the Seller, certain voting arrangements relating to CM Seven Star and the issuance of options to certain holders of options under Kaixin’s 2018 Equity Incentive Plan pursuant to such Investor Rights Agreement.

Transitional Agreements

In connection with the Acquisition, CM Seven Star and the Seller will enter into a Master Transitional Agreement, Transitional Non-Competition Agreement and Transitional Services Agreement (the “Transitional Agreements”), pursuant to which the Seller will agree to provide certain transitional services in connection with the Acquisition.

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THE AUTHORIZED SHARE INCREASE PROPOSAL

Purpose of the Amendment Proposal

In connection with the transactions contemplated by the Share Exchange Agreement, CM Seven Star and Kaixin have agreed that post-closing, CM Seven Star amend its Amended and Restated Memorandum and Articles, which will reflect an increase in its authorized ordinary shares and the removal the class of preferred shares.

Comparison of Amended and Restated Memorandum of Association and the proposed Second Amended and Restated Memorandum of Association in Connection with the Authorized Share Increase Proposal

The following table sets forth a summary of the change proposed to be made between our Amended and Restated Memorandum of Association and the proposed Second Amended and Restated Memorandum of Association if the Authorized Stock Proposal is approved. This summary is qualified by reference to the complete text of the proposed Second Amended and Restated Memorandum of Association, a copy of which is attached to this proxy statement as Annex D. All stockholders are encouraged to read the proposed Second Amended and Restated Memorandum of Association in its entirety for a more complete description of its terms.

Share Capital	Clause 5 The share capital of the Company is US$20,200 divided into 200,000,000 ordinary shares of a par value of US$0.0001 each and 2,000,000 preferred shares of a par value of US$0.0001 each.	Clause 7 The authorised share capital of the Company is US$50,000 divided into 500,000,000 ordinary shares of a par value of US$0.0001 each.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with the Business Combination, the 2018 Equity Incentive Plan and our currently outstanding warrants.

While it may be deemed to have potential anti-takeover effects, this proposal to increase our authorized common stock and preferred stock is not prompted by any specific effort or takeover threat currently perceived by management.

Required Vote

Approval of the Authorized Share Increase Proposal requires the affirmative vote of two-thirds of the issued and outstanding ordinary shares present and entitled to vote at the annual general meeting.

Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Authorized Share Increase Proposal.

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THE AMENDMENT PROPOSAL

Purpose of the Amendment Proposal

In connection with the transactions contemplated by the Share Exchange Agreement, CM Seven Star and Kaixin have agreed that post-closing, CM Seven Star amend its Amended and Restated Memorandum and Articles to better reflect our ongoing operations subsequent to completion of the Business Combination, including to:

●	Update references to the Companies Law to the latest revision;

●	Include a provision noting the restriction against licensed activities by the Company;

●	Include a provision regarding enterprises prohibited by the Companies Law in relation to the Company;

●	Update the authorised share capital of the Company.

●	Amend certain existing definitions, include new definitions, and delete certain definitions relevant to a business combination and to preferred shares which are no longer applicable;

●	Make various housekeeping amendments to the interpretation provisions;

●	Amend the provisions regarding the issue of shares;

●	Include new provisions setting out the rights and restrictions attaching to the ordinary shares of the Company relevant to, among other things, redemption and repurchase of the ordinary shares, creation of new share classes, winding up of the Company, payment and declaration of dividends, mergers and consolidations, appointment and removal of auditors, directors and officers of the Company, related party transactions, and amendment of the memorandum and articles of association of the Company;

●	Amend certain terms relating to the transfer of shares;

●	Amend the provisions relating to the redemption, repurchase and surrender of shares;

●	Amend certain terms relating to the variation of rights of shares;

●	Amend the provisions relating to the alteration of share capital, to delete provisions relating to conversion of shares into stock and reconversion of stock into shares and to remove the proviso relevant to a business combination;

●	Amend certain terms relating to general meetings by requiring a special resolution for proposals brought by requisitionists and to delete certain provisions relevant to the procedure for nomination of directors by members at annual general meetings;

●	Amend the notice period in relation to general meetings;

●	Amend the provisions in relation to proceedings at general meeting relevant to business which may be transacted without a quorum, participation in meetings by telephone and other means, the quorum and adjournment requirements, and procedures for voting on resolutions;

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●	Amend the provisions in relation to voting at general meetings by deleting provisions relevant to the procedures for objections to qualification of voters, for appointing multiple proxies and for abstaining, voting for and/or against resolutions by concurrent voting of shares in more than one way;

●	Amend the general provisions relating to the composition of the board of directors, the appointment and removal of directors;

●	Update the provisions relating to the remuneration of directors by deleting the condition that no remuneration be paid prior to the consummation of a business combination;

●	Include provisions for the appointment of alternate directors;

●	Delete the provision enabling the removal of a director by the other directors;

●	Amend certain terms relating to the proceedings of directors relevant to who may call a meeting of directors and the notice and quorum requirements for such meetings;

●	Include a provision regarding the validity of a directors’ meeting once the chairman signs the minutes;

●	Include a provision that dividends may also be declared by the shareholders;

●	Remove references to the audit committee;

●	Amend the provisions relating to the capitalisation of profits;

●	Amend the provisions relating to the service and delivery of notices;

●	Include provisions governing the disclosure of information on the Company to shareholders;

●	Amend the provisions relating to indemnity of Company officers and directors;

●	Amend the provisions relating to the shareholder approval required for distribution of the assets upon a winding up of the Company by a liquidator;

●	Amend the requirements relevant to amending the Company’s memorandum and articles of association and change of the Company’s name;

●	Amend the provisions relating to the shareholder approval required to transfer the Company by continuation to another jurisdiction;

●	Delete provisions relating to mergers and consolidations;

●	Delete provisions relating to business combination;

●	Delete provisions relating to certain tax filings; and

●	Include a provision relating to disclosure of information on the Company to regulatory authorities.

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Comparison of Current Amended and Restated Memorandum and Articles of Association to Proposed Second Amended and Restated Memorandum and Articles of Association, in Connection with this Amendment Proposal

The following table sets forth a summary of the additional material differences between our Current Amended and Restated Memorandum and Articles of Association and the proposed Second Amended and Restated Memorandum and Articles of Association relating to this Amendment Proposal, a copy of which is attached to this proxy statement/prospectus as Annex E. We urge all stockholders to read the Proposed Second Amended and Restated Memorandum and Articles of Association in its entirety for a more complete description of its terms.

1.	Current Amended and Restated Memorandum of Association	Proposed Second Amended and Restated Memorandum of Association
Title	Amended and Restated Memorandum of Association	Second Amended and Restated Memorandum of Association
Companies Law	Companies Law (2016 Revision)	Companies Law (2018 Revision)
Restriction against licensed activities	No applicable language	Clause 4 Nothing in this Memorandum of Association shall permit the Company to carry on a business for which a license is required under the laws of the Cayman Islands unless duly licensed.
Prohibited Enterprises	No applicable language

Clause 5

The Company shall not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this clause shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

2.	Current Amended and Restated Articles of Association	Proposed Second Amended and Restated Articles of Association
Title	Amended and Restated Articles of Association	Second Amended and Restated Articles of Association
Interpretation	Article 1 The following existing definitions have been amended as set out in the adjacent column:	Article 1 The following new or amended definitions have been inserted as follows: “ADS” an American Depositary Share representing Ordinary Shares;

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“Affiliate” with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control, with such specified Person; For purposes of these Articles, except as otherwise expressly provided herein, when used with respect to any Person, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “affiliated”, “controlling” and “controlled” have meanings correlative to the foregoing;

“applicable law” includes the Law and Statutes, the rules and regulations of the Designated Stock Exchange, and any rules and regulations of the United States Securities and Exchange Commission that may apply to the Company by virtue of its trading on the Designated Stock Exchange, or of any other jurisdiction in which the Company is offering securities;

“business day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.	“Business Day” a day (excluding Saturdays or Sundays), on which banks in Hong Kong, Beijing, Shanghai and New York are open for general banking business throughout their normal business hours;

“capital” the share capital from time to time of the Company;

“Chairman” the chairman of the Board of Directors;

“Change of Control Event” with respect to a Person, the occurrence of any of the following, whether in a single transaction or in a series of related transactions: (A) an amalgamation, arrangement, merger, consolidation, scheme of arrangement or similar transaction (i) in which such Person is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which such Person is incorporated or (ii) as result of which the holders of the voting securities of such Person do not hold more than 50% of the combined voting power of the voting securities of the surviving entity, or (B) sale, transfer or other disposition of all or substantially all of the assets of such Person (including without limitation in a liquidation, dissolution or similar proceeding);

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“Company’s website” the website of the Company, the address or domain name of which has been notified to Members;

“debenture” and “debenture holder” a debenture and debenture holder(s) respectively, as those terms are defined in the rules of the Designated Stock Exchange;

“Commission” Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act;

“Companies Law” and “Law” the Companies Law (2018 Revision) of the Cayman Islands and any statutory amendment or re-enactment thereof. Where any provision of the Companies Law is referred to, the reference is to that provision as amended by any law for the time being in force;

“Effective Date” the date of the closing of the Company’s acquisition of Kaixin Auto Group, pursuant to the Exchange Agreement

“electronic” the meaning given to it in the Electronic Transactions Law (2003 Revision) of the Cayman Islands and any amendment thereto or re-enactments thereof for the time being in force;

“electronic communication” electronic posting to the Company’s Website, transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by not less than two-thirds of the vote of the Board;

“Exchange Agreement” that certain share exchange agreement dated November 2, 2018; among the Company, Renren and Kaixin Auto Group

“Foreign Private Issuer” a “foreign private issuer” as defined in Rule 3b-4 under the Securities Exchange Act;

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“in writing” includes writing, printing, lithograph, photograph, type-writing and every other mode of representing words or figures in a legible and non-transitory form and, only where used in connection with a notice served by the Company on Members or other persons entitled to receive notices hereunder, shall also include a record maintained in an electronic medium which is accessible in visible form so as to be useable for subsequent reference;

“month” a calendar month;

“Ordinary Resolution” means: (a) a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting; or (b) a resolution in writing (in one or more counterparts) signed by a simple majority of the Members entitled to vote at a general meeting. In computing the majority when a poll is demanded, regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Ordinary Resolution” a resolution:

(a)       passed by a simple majority of votes cast by such Members as, being entitled to do so, vote in person or, in the case of any Member being an organization, by its duly authorised representative or, where proxies are allowed, by proxy at a general meeting of the Company; or

(b)       approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments if more than one, is executed;

“paid up” paid up as to the par value and any premium payable in respect of the issue of any shares and includes credited as paid up;

“Percentage Ownership” with respect to a Person’s ownership in another Person, the lesser of (a) the voting rights that such Person directly or indirectly holds in such other Person as a percentage of all of the outstanding voting rights in such other Person and (b) the equity interests that such Person directly or indirectly (through wholly-owned subsidiaries) holds in such other Person as a percentage of all of the outstanding equity interests in such other Person;

“Person” any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires;

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“Renren” Renren Inc., a company incorporated under the laws of the Cayman Islands;

“Renren Base Holding” as of a given time, a number of Ordinary Shares that is equal to or greater than the number of Ordinary Shares held by SVF as of such time;

“Renren Parties” as of the time specified or, if no time is specified, from time to time, collectively (i) Renren and (ii) each Affiliate of Renren whose financial statements are required under generally accepted accounting principles to be reported by Renren on a consolidated basis;

“secretary” the person appointed as company secretary by the Board from time to time;

“Securities Act”

the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

“Securities Exchange Act” the Securities Exchange Act of 1934 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

“Share” means an Ordinary Share or a Preferred Share and includes a fraction of a share in the Company.	“share” any share in the capital of the Company, without regard to class and includes a fraction of a share;
“Special Resolution” has the same meaning as in the Statute, and includes a unanimous written resolution.	“Special Resolution” a resolution passed at a general meeting (or, if so specified, a meeting of Members holding a class of shares) of the Company by a majority of not less than two-thirds (2/3) of the votes cast (save that with respect to the matters referred to in Article 9(d)(ii)(a), (b) and (g) in respect of the Company, the resolution shall be passed by a majority of not less than two-thirds (2/3) of the votes cast which must include the affirmative vote of Renren), or a written resolution passed by unanimous consent of all Members entitled to vote.
“Sponsor” means Shareholder Value Fund, a Cayman Islands exempted company.	“SVF” Shareholder Value Fund, a company incorporated under the laws of the Cayman Islands;

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“Subsidiaries” with respect to any Person, any or all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by such person directly or indirectly through one or more intermediaries;

“Transfer” any sale, transfer or other disposition, whether or not for value;

“United States Dollars,” or “US$” dollars, the legal currency of the United States of America; and “year” a calendar year.
Issue of Shares

Article 3

3.1       Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights.

Articles 6. to 8.

6.       Subject to these Articles, all Shares for the time being unissued shall be under the control of the Directors who may, in their absolute discretion and without the approval of the Members, cause the Company to:

(a)       issue, allot and dispose of Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine;

(b)       grant rights over Shares or other securities to be issued in one or more classes or series as they deem necessary or appropriate and determine the designations, powers, preferences, privileges and other rights attaching to such Shares or securities, including dividend rights, voting rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers, preferences, privileges and rights associated with the then issued and outstanding Shares, at such times and on such other terms as they think proper; and

(c)       grant options with respect to Shares and issue warrants or similar instruments with respect thereto.

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3.2       The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3       The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 90th day following the date of the prospectus relating to the IPO unless the representative of the Underwriters in the IPO determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4       The Company shall not issue Shares to bearer.

7.       The Directors may provide, out of the unissued shares, for series of preferred shares. Before any preferred shares of any such series are issued, the Directors shall fix, by resolution or resolutions, the following provisions of the preferred shares thereof:

(a)       the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)       whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c)       the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of preferred shares;

(d)       whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)       the amount or amounts payable upon preferred shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f)       whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)       whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

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(h)       the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or shares of any other class of shares or any other series of preferred shares;

(i)       the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j)       any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

Without limiting the foregoing and subject to the Articles, the voting powers of any series of preferred shares may include the right, in the circumstances specified in the resolution or resolutions providing for the issuance of such preferred shares, to elect one or more Directors who shall serve for such term and have such voting powers as shall be stated in the resolution or resolutions providing for the issuance of such preferred shares.

8.       The powers, preferences and relative, participating, optional and other special rights of each series of preferred shares, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of preferred shares shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

Rights and Restrictions Attaching to Ordinary Shares	No applicable provisions	Article 9. 9. Each Ordinary Share shall have the same rights, including economic and income rights, in all circumstances. The rights and restrictions attaching to the ordinary shares are as follows:

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(a)       Income

Holders of Ordinary Shares shall be entitled to such dividends as the Directors may in their absolute discretion lawfully declare from time to time.

(b)       Capital

Holders of Ordinary Shares shall be entitled to a return of capital on liquidation, dissolution or winding-up of the Company (other than on a conversion, redemption or purchase of shares, or an equity financing or series of financings that do not constitute the sale of all or substantially all of the shares of the Company).

(c)       Change of Control Event

Each Ordinary Share shall have the same rights upon a Change of Control Event with respect to their rights and interests in the Company, including without limitation receiving the same consideration on a per share basis.

(d)       Attendance at General Meetings and Voting

Holders of Ordinary Shares have the right to receive notice of, attend, speak and vote at general meetings of the Company. Holders of Ordinary Shares shall at all times vote together as one class on all matters submitted to a vote by Members, and, where a poll is requested, each Ordinary Share shall be entitled to one vote on all matters subject to a vote at general meetings of the Company.

Notwithstanding any provision of these Articles to the contrary:

(i)       the following matters are subject to the approval by Renren and, for a period of twenty-four (24) months from the Effective Date, SVF:

a)       any action that authorizes, creates or issues any securities or class of securities of the Company and its Subsidiaries other than (i) pursuant to a duly adopted equity-based incentive plan of the Company or a Subsidiary approved by the Board in accordance with this Article (excluding, for the avoidance of doubt, the equity incentive plan adopted on the Effective Date in accordance with the terms of the Exchange Agreement);

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b)       any establishment of or amendment to any equity-based incentive plan of the Company or any of its Subsidiaries, including any equity appreciation, phantom equity, equity plans or similar rights with respect to the Company or any of its Subsidiaries;

c)       the selection of underwriters and the exchange on which any equity interests of the Company (including the Ordinary Shares), or any equity securities of a Subsidiary will be listed,

d)       the declaration, set aside, or payment of any scrip dividend on, or other distribution that is deemed to be a dilutive event with respect to, any equity interests of the Company or any of its Subsidiaries;

(ii)       the following matters are subject to the approval by Renren for so long as Renren Parties continue to collectively hold at least the Renren Base Holding:

a)       election of Director(s) to the Board at an annual general meeting of the Company;

b)       any amendment of the Memorandum or the Articles or the constitutional documents of any of the Company’s Subsidiaries, including without limitation any amendment or change of the rights, preferences, privileges or powers, or other terms of, or the restrictions provided for the benefit of any securities of the Company and its Subsidiaries;

c)       any action to nominate, appoint, suspend or remove any executive officer or other member of management of the Company and its Subsidiaries, or the adoption of any employment or personnel policies of the Company or its Subsidiaries;

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d) any related party transaction between a member of any the senior management of the Company or its Subsidiaries or any of such management member’s respective Affiliates, on the one hand, and any of the Company or its Subsidiaries, on the other hand, including any amendment or termination of such related party transaction other than pursuant to its terms, other than (i) loans to employees of the Company or its Subsidiaries in an aggregate amount outstanding at any given time not exceeding RMB 100,000, so long as the details of such loans are promptly disclosed in writing to Renren; or (ii) transactions that do not exceed US120,000 in the aggregate in any 12-month period, whether based on payments made or the value of the subject matter of such transactions, so long as such transactions are promptly disclosed in writing to Renren;

e)       any Change of Control Event;

f)       any acquisition of material assets or any equity interests of any other Person;

g)       the liquidation, dissolution or winding-up of the Company or any of its Subsidiaries;

h)       the declaration, set aside, or payment of any dividend on, or other distribution with respect to, any equity interests of any the Company or its Subsidiaries (save for scrip dividends and similar dilutive events whereby SVF consent and approval is also required pursuant to Article 9(d)(i));

i)       the appointment or removal of the auditors of the Company or any change in accounting policies of the Company or its Subsidiaries;

j)       the granting of exclusivity to any third party with respect to any rights, assets or opportunities of, or rights or opportunities to do business with, the Company or its Subsidiaries;

k)       the incurrence of any material indebtedness or guarantees, or the grant or creation of any material security interest, mortgage, charge, pledge, lien or other encumbrance on any assets of the Company or its Subsidiaries in connection with the incurrence of such material indebtedness or guarantees (other than transactions involving such incurrences or such grants or creations in connection therewith that, in each case, arise in the ordinary course of business consistent with past practice);

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l)       any sale, transfer, disposition, licensing, assignment or pledge of, or grant or creation of any security interest, mortgage, charge, pledge, lien or other encumbrance on, any material assets of the Company or any of its Subsidiaries, including any technology or intellectual property of the Company or any of its Subsidiaries any (other than the non-exclusive licensing of technology or intellectual property in the ordinary course of business consistent with past practice);

m)       any purchase or redemption of any equity interests of the Company or its Subsidiaries by the Company or its Subsidiaries other than the repurchases of equity interests of the Company or its Subsidiaries from its employees or consultants pursuant to a duly adopted equity-based incentive plan approved by the Board and approved in accordance with this Article 9(d)(ii) at a price equal to the lower of (i) the fair market value thereof or (ii) the original cost thereof;

n)       the formation by Company or its Subsidiaries of any material joint ventures or partnerships (including any material strategic alliances or cooperation arrangements);

o)       any material amendments to any contractual arrangements with respect to the ownership, voting rights, economic rights or control of any variable interest entity;

p)       any registration by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands or deregistration in the Cayman Islands;

q)       any agreement or commitment to do any of the foregoing; and

r)       any delegation of authority in respect of any of the foregoing matters to any committee of the Board or any other person.

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Transfer of Shares

Article 7

7.1          Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with applicable rules of the SEC and federal and state securities laws of the United States. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3 on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

7.2          The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

Articles 15. to 18.

15.          Shares of the Company are transferable; provided that the Board may, in its sole discretion, decline to register any transfer of any share which is not fully paid up or on which the Company has a lien.

(a)          The Directors may also decline to register any transfer of any share unless:

(i)           the instrument of transfer is lodged with the Company, accompanied by the certificate for the shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(ii)          the shares to be transferred are free of any lien in favor of the Company;

(iii)         the instrument of transfer is in respect of only one Class of Shares;

(iv)         the instrument of transfer is properly stamped, if required; and

(v)          in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four; a fee of such maximum sum as the Designated Stock Exchange may determine to be payable, or such lesser sum as the Board may from time to time require, is paid to the Company in respect thereof.

(b)          If the Directors refuse to register a transfer they shall, within two months after the date on which the instrument of transfer was lodged, send to each of the transferor and the transferee notice of such refusal.

16.          The registration of transfers may, on 14 days’ notice being given by advertisement in one or more newspapers or by electronic means, be suspended and the register closed at such times and for such periods as the Board may from time to time determine.

17.          The instrument of transfer of any share shall be in writing and executed by or on behalf of the transferor (and if the Directors so require, signed by the transferee). Without prejudice to the last preceding Article, the Board may also resolve, either generally or in any particular case, upon request by either the transferor or transferee, to accept mechanically executed transfers. The transferor shall be deemed to remain a holder of the share until the name of the transferee is entered in the Register of Members.

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18. All instruments of transfer registered shall be retained by the Company.
General provisions relating to Redemption, Repurchase and Surrender of Shares

Articles 8 and 48.3

8.1          Subject to the provisions of the Statute, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)          Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 48.3;

(b)          Shares held by the Founders shall be surrendered by the Founders on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO or in the IPO itself); and

(c)          Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 48.2(b).

Articles 19. to 22.

19.          Subject to the provisions of the Statutes and these Articles, the Company may:

(a)          issue shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Member and the redemption of shares shall be effected on such terms and in such manner as the Board may, before the issue of such shares, determine;

(b)          purchase its own shares (including any redeemable shares) on such terms and in such manner as have been approved by the Board or by the Members by Ordinary Resolution (provided that no such purchase may be made contrary to the terms or manner recommended by the Board), or are otherwise authorized by these Articles; and

(c)          the Company may make a payment in respect of the redemption or purchase of its own shares in any manner permitted by the Statutes, including out of capital.

20.          Purchase of shares listed on the Designated Stock Exchange: the Company is authorised to purchase any share listed on the Designated Stock Exchange in accordance with the following manner of purchase:

(a)           the maximum number of shares that may be repurchased shall be equal to the number of issued and outstanding shares less one share; and

(b)          the repurchase shall be at such time, at such price and on such other terms as determined and agreed by the Board in their sole discretion; provided, however, that:

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8.2          Subject to the provisions of the Statute, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described at Articles 8.1(a), 8.1(b) and 8.1(c) above shall not require further approval of the Members.

8.3          The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4          The Directors may accept the surrender for no consideration of any fully paid Share.

48.3        Any Member holding Shares issued to persons who are not a Founder, officer of the Company or Director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”). If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per Share redemption price equal to their pro rata share of the Trust Fund (such redemption price being referred to herein as the “Redemption Price”).

(i)           such repurchase transactions shall be in accordance with the relevant code, rules and regulations applicable to the listing of the shares on the Designated Stock Exchange; and

(ii)          at the time of the repurchase, the Company is able to pay its debts as they fall due in the ordinary course of its business.

20A. Purchase of shares not listed on the Designated Stock Exchange: the Company is authorised to purchase any shares not listed on the Designated Stock Exchange in accordance with the following manner of purchase:

(a)          the Company shall serve a repurchase notice in a form approved by the Board on the Member from whom the shares are to be repurchased at least two Business Days prior to the date specified in the notice as being the repurchase date;

(b)          the price for the shares being repurchased shall be such price agreed between the Board and the applicable Member;

(c)          the date of repurchase shall be the date specified in the repurchase notice; and

(d)          the repurchase shall be on such other terms as specified in the repurchase notice as determined and agreed by the Board and the applicable Member in their sole discretion.

21.          The redemption or purchase of any share shall not be deemed to give rise to the redemption or purchase of any other share and the Company is not obligated to purchase any other share other than as may be required pursuant to applicable law and any other contractual obligations of the Company.

22.          The holder of the shares being purchased shall be bound to deliver up to the Company the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

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Variation of the Rights of Shares

Article 10

10.1        If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis.

10.2        For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

Articles 23. to 24.

23.          If at any time the share capital is divided into different classes or series of shares, the rights attaching to any class or series (unless otherwise provided by the terms of issue of the shares of that class or series) may, subject to these Articles, be varied or abrogated with the consent in writing of the holders of a majority of the issued shares of that class or series or with the sanction of a Special Resolution passed at a general meeting of the holders of the shares of that class or series.

24.          The provisions of these Articles relating to general meetings shall apply to every such general meeting of the holders of one class or series of shares except the following:

(a)          separate general meetings of the holders of a class or series of shares may be called only by (i) the Chairman of the Board, or (ii) a majority of the entire Board of Directors (unless otherwise specifically provided by the terms of issue of the shares of such class or series). Nothing in this Article 24 shall be deemed to give any Member or Members the right to call a class or series meeting.

(b)          the necessary quorum shall be one or more persons holding or representing by proxy at least one-third of the issued shares of the class or series and any holder of shares of the class or series present in person or by proxy may demand a poll.

Alteration of Share Capital	Article 17.1 Currently this Article provides that the Company may by Ordinary Resolution, make the amendments set forth in Article 17.1 (a) to (e).	Article 47. Provides that the Company may, subject to Article 9(d), by Ordinary Resolution make the amendments set forth in Article 47.1 (a) to (d).
General Meetings	No applicable provision	Article 55. (d) Any resolutions passed on the extraordinary general meetings convened pursuant to sub-Article (a) above should be by Special Resolutions.

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Notice of General Meetings	Article 20.1 20.1 At least five clear days’ notice shall be given of any general meeting.

Article 56.

56.          At least seven calendar days’ notice shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given

Proceedings at General Meetings

Article 21

21.1        No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

21.2        A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

21.4        If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members’ requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

Articles 57. to 66.

57.          No business except for the appointment of a chairman for the meeting shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. At least one Member, and not less than an aggregate of one-third of all voting power of the Company share capital in issue, shall be present in person or by proxy and entitled to vote shall be a quorum for all purposes.

58.          If determined by the Board of Directors and specified in the notice of a general meeting, a person may participate in a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

59.          If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the meeting shall be dissolved.

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21.9        A resolution put to the vote of the meeting shall be decided on a poll.

21.10      A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

21.11      A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

21.12      In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

63.          Subject to Article 9(d), at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by one or more Members present in person or by proxy entitled to vote and who together hold not less than one tenth of the paid up voting share capital of the Company or by the chairman of the meeting, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

64.          If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand for a poll may be withdrawn.

65.          In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

66.          A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

General Terms Relating to Composition of the Board and Appointment and Removal of Directors

Articles 26 and 30.7

There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

30.7        The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

Articles 77. to 78.

77.          The Board shall consist of not less than three (3) Directors and no more than nine (9) Directors (exclusive of alternate Directors), provided that (subject to Article 9(d)) the Company may from time to time by Special Resolution increase or decrease the number of Directors on the Board. For so long as the Shares are listed on the Designated Stock Exchange, the Directors shall include such number of independent directors as applicable law, rules or regulations or the Designated Stock Exchange Rules require, unless the Board resolves to follow any available exceptions or exemptions.

(a)          For so long as Renren Parties continue to collectively hold at least the Renren Base Holding, Renren will have the right to appoint or remove (Y) when the Company is not a Foreign Private Issuer, four (4) Directors, and (Z) when the Company is a Foreign Private Issuer, six (6) Directors, or such greater number of Directors as required in order to allow Renren to appoint the majority of the Directors (each a “Renren Director”), by delivering a written notice to the Company.

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(b)          Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified. The Board of Directors shall have a Chairman elected and appointed by a majority of the Directors then in office. The Directors may also elect a Co-Chairman or a Vice-Chairman of the Board of Directors (the “Co-Chairman”). The Chairman shall preside as chairman at every meeting of the Board of Directors. To the extent the Chairman is not present at a meeting of the Board of Directors within sixty minutes after the time appointed for holding the same, the Co-Chairman, or in his absence, the attending Directors may choose one Director to be the chairman of the meeting. Other than as provided in Article 102, the Chairman’s voting right as to the matters to be decided by the Board of Directors shall be the same as other Directors.

(c)           Subject to these Articles and the Companies Law, the Company may by Ordinary Resolution elect any person to be a Director either to fill a casual vacancy on the Board or as an addition to the existing Board. The Directors by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, or the sole remaining Director, shall have the power from time to time and at any time to appoint any person as a Director to fill a casual vacancy on the Board or as an addition to the existing Board, subject to the Company’s compliance with the director nomination procedures required under the applicable corporate governance rules of the Designated Stock Exchange’ as long as the Company’s Ordinary Shares (or any ADSs representing the Ordinary Shares) are trading on the Designated Stock Exchange.

(d)          A Director may be removed from office by Special Resolution at any time before the expiration of his term notwithstanding any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement).

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(e)          A vacancy on the Board created due to any reason may be filled by the election or appointment by Ordinary Resolution at the meeting at which a Director is removed or by the affirmative vote of a simple majority of the remaining Directors present and voting at a duly called and constituted Board meeting. Notwithstanding anything to the contrary in these Articles, any persons entitled to designate any individual to be elected as a Director pursuant to (a) above shall have the exclusive right to remove any such Director occupying such position and to fill any vacancy caused by the death, disability, retirement, resignation or removal of any Director occupying such position during the periods specified in (b) above.

78.          The Board may, from time to time, and except as required by applicable law or the listing rules of the Designated Stock Exchange, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Board on various corporate governance related matters as the Board shall determine by resolution from time to time.

Appointment of Alternate Directors	No applicable provisions

Articles 81. to 82.

81.          Any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be required to sign such written resolutions where they have been signed by the appointing director, and to act in such Director’s place at any meeting of the Directors at which the appointing Director is unable to be present. Every such alternate shall be entitled to attend and vote at meetings of the Directors as a Director when the Director appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall be deemed for all purposes to be a Director of the Company and shall not be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

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82.          Any Director may appoint any person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairman of the meeting at which such proxy is to be used, or first used, prior to the commencement of the meeting.

Proceedings of Directors

Sub-Articles 30.5, 30.1

30.5        A Director may, or other officer of the Company on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

Articles 95., 96., 98., 99

95.          The Chairman or at least a majority of the Directors then in office may at any time summon a meeting of the Directors, provided every other Director and alternate Director has been provided at least 48 hours’ prior notice of the date, time, venue and the proposed agenda of the proposed meeting of the Directors.

96.          Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (in person or by telephone) or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

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30.1        The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be two if there are two or more Directors, and shall be one if there is only one Director.

98.          The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors then in office, including the Chairman and at least two Renren Directors, provided that a Director and his appointed alternate Director shall be considered only one person for this purpose.

99.          If a quorum is not present at a Board meeting within thirty (30) minutes following the time appointed for such board meeting, the relevant meeting shall be adjourned for a period of at least three (3) Business Days and the presence of any three (3) directors shall constitute a quorum at such adjourned meeting.

Directors’ Meeting Minutes	No applicable language

Article 106.

106.        When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

Dividends	No applicable language

Article 114.

114.        Subject to any rights and restrictions for the time being attached to any class or classes of shares and these Articles, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

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Capitalisation of Profits

Article 39

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

Articles 135 and 136.

135.        Subject to the Statutes and these Articles, the Board may, with the authority of an Ordinary Resolution:

(a)           resolve to capitalise an amount standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)          appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)            paying up the amounts (if any) for the time being unpaid on shares held by them respectively; or

(ii)           paying up in full unissued shares or debentures of a nominal amount equal to that sum,

and allot the shares or debentures, credited as fully paid, to the Members (or as they may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued shares to be allotted to Members credited as fully paid;

(c)          make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit;

(d)          authorise a person to enter (on behalf of all the Members concerned) an agreement with the Company providing for either:

(i)            the allotment to the Members respectively, credited as fully paid, of shares or debentures to which they may be entitled on the capitalisation, or

(ii)           the payment by the Company on behalf of the Members (by the application of their respective operations of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing shares, an agreement made under the authority being effective and binding on all those Members; and

(e)          generally do all acts and things required to give effect to the resolution.

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136.        Notwithstanding any provisions in these Articles, the Directors may resolve to capitalise an amount standing to the credit of reserves (including the share premium account, capital redemption reserve and profit and loss account) or otherwise available for distribution by applying such sum in paying up in full unissued Shares to be allotted and issued to:

(a)          employees (including Directors) or service providers of the Company or its Affiliates upon exercise or vesting of any options or awards granted under any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or the Members;

(b)          any trustee of any trust or administrator of any share incentive scheme or employee benefit scheme to whom shares are to be allotted and issued by the Company in connection with the operation of any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or Members; or

(c)          any depositary of the Company for the purposes of the issue, allotment and delivery by any depositary to employees (including Directors) or service providers of the Company or its Affiliates upon exercise or vesting of any options or awards granted under any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or the Members.

Notices	Article 42.2 No applicable language No applicable language

Articles 138. to 140.

138.        Notices posted to addresses outside the Cayman Islands shall be forwarded by prepaid airmail.

139.        Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

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42.2        Where a notice is sent by courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax, service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient.

140.        Any notice or other document, if served by:

(a)           post, shall be deemed to have been served five calendar days after the time when the letter containing the same is posted (in proving such service it shall be sufficient to prove that the letter containing the notice or document was properly addressed and duly posted to the courier);

(b)          facsimile, shall be deemed to have been served upon confirmation of receipt;

(c)           recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service and in proving such service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly delivered to the courier; or

(d)          electronic means as provided herein shall be deemed to have been served and delivered on the day following that on which it is successfully transmitted or at such later time as may be prescribed by any applicable laws or regulations.

Information	No applicable language

Articles 143. and 144.

143.        No Member shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which, in the opinion of the Board would not be in the interests of the Members of the Company to communicate to the public.

144.        The Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its members including, without limitation, information contained in the Register of Members and transfer books of the Company and as applicable by Statute.

Indemnity	Sub-Articles 44.2 and 44.3	Article 146.

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44.2        The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

44.3        The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

146.        No Indemnified Person shall be liable:

(a)           for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company; or

(b)          for any loss on account of defect of title to any property of the Company; or

(c)          on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)          for any loss incurred through any bank, broker or other similar Person; or

(e)           for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)           for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, willful default or fraud.

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Winding Up

Article 43.2

43.2        If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

Article 149.

149.        If the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

Amendment of Memorandum and Articles of Association and Name of Company

Article 17.3

17.3        Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 48.1, the Company may by Special Resolution:

(a)          change its name;

(b)          alter or add to the Articles;

(c)          alter or add to the Memorandum with respect to any objects, powers or other matters specified therein;

Article 150.

150.        Subject to Article 9(d), the Company may at any time and from time to time by Special Resolution alter or amend these Articles or the Memorandum of Association of the Company, in whole or in part, or change the name of the Company.

Registration by Way of Continuation

Article 46

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Article 151.

151.        Subject to Article 9(d), the Company may by Ordinary Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

Disclosure	No applicable language

Article 152.

152.        The Directors, or any service providers (including the officers, the Secretary and the registered office agent of the Company) specifically authorised by the Directors, shall be entitled to disclose to any regulatory or judicial authority any information regarding the affairs of the Company including without limitation information contained in the Register and books of the Company.

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Required Vote

Approval of the Amendment Proposal requires the affirmative vote of two-thirds of the issued and outstanding ordinary shares present and entitled to vote at the annual general meeting.

Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Amendment Proposal.

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THE EQUITY INCENTIVE PLAN PROPOSAL

Purpose of the Equity Incentive Plan Proposal

In connection with the transactions contemplated by the Share Exchange Agreement, CM Seven Star and Kaixin have agreed that as a condition to closing, CM Seven Star shall adopt an amended and restated equity incentive plan, substantially in the form of the Kaixin Auto Group 2018 Equity Incentive Plan, with a number of awards issuable by CM Seven Star pursuant thereto corresponding to exactly 4,715,700 ordinary shares of CM Seven Star. The following is a summary of certain terms and conditions of the 2018 Equity Incentive Plan. This summary is qualified in its entirety by reference to the 2018 Equity Incentive Plan, which is attached as Annex E to this proxy statement. You are encouraged to read the entirety of the 2018 Equity Incentive Plan.

Summary of the 2018 Equity Incentive Plan

Administration

The compensation committee of our board of directors (the “compensation committee”) will administer the 2018 Equity Incentive Plan. The compensation committee will have authority, to exercise in its discretion, subject to and not inconsistent with the express provisions of the 2018 Equity Incentive Plan: to administer the 2018 Equity Incentive Plan and to exercise all the powers and authorities either specifically granted to it under the 2018 Equity Incentive Plan or necessary or advisable in the administration of the 2018 Equity Incentive Plan, including, without limitation: the authority to grant awards; to select the recipients of awards may from time to time be granted and the time or times at which awards will be granted; to determine the type and number of awards to be granted, the number of shares of Company Shares or cash or other property to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award; to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, or surrendered; to determine whether an award may be settled in cash and/or shares; to waive any of the terms, conditions, restrictions and performance criteria of any award, including to accelerate the vesting or lapse of restrictions of any outstanding award, based in each case on such considerations as the compensation committee, in its discretion, determines; to construe and interpret the 2018 Equity Incentive Plan and any award; to prescribe, amend and rescind rules and regulations relating to the 2018 Equity Incentive Plan; to determine the terms and provisions of award Agreements; and to make all other determinations that it deems necessary or advisable for the administration of the 2018 Equity Incentive Plan.

Eligibility

Any current or prospective employees, officers, consultants or non-employee directors are eligible to receive awards under to the 2018 Equity Incentive Plan.

Number of Shares Authorized

The 2018 Equity Incentive Plan provides for the issuance of up to 4,715,700 shares. If any award granted under the 2018 Equity Incentive Plan expires, terminates, or is canceled or forfeited without being settled or exercised, shares subject to such award will again be made available for future grants. In addition, if any shares are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, such shares will again be available for grants under the 2018 Equity Incentive Plan.

Awards Available for Grant

The compensation committee may grant awards of non-qualified share options, incentive share options, restricted share awards or restricted share units.

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Share Options

The compensation committee will be authorized to grant options to purchase shares that are either “qualified,” meaning they are intended to satisfy the requirements of section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”) for incentive share options, or “non-qualified,” meaning they are not intended to satisfy the requirements of section 422 of the Code. Options granted under the 2018 Equity Incentive Plan will be subject to the terms and conditions established by the compensation committee. Under the terms of the 2018 Equity Incentive Plan, the exercise price of the options will not be less than the fair market value of our shares at the time of grant. Options granted under the 2018 Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the compensation committee and specified in the applicable award agreement. The maximum term of an option granted under the 2018 Equity Incentive Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or by delivery of shares valued at the fair market value at the time the option is exercised, provided that such shares are not subject to any pledge or other security interest, or by such other method as the compensation committee may permit in its sole discretion, including (i) by delivery of other property having a fair market value equal to the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a “net exercise” procedure effected by withholding the number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares will be settled in cash.

Restricted Shares

The compensation committee will be authorized to grant restricted shares under the 2018 Equity Incentive Plan, which will be subject to the terms and conditions established by the compensation committee. Restricted shares are generally non-transferable and subject to other restrictions determined by the compensation committee for a specified period. Any accumulated dividends will be payable at the same time that the underlying restricted shares vest. The compensation committee, in its discretion, may require that any dividends paid on restricted shares be held in escrow until all restrictions on such shares of restricted shares have lapsed.

Restricted Share Unit Awards

The compensation committee will be authorized to grant restricted share unit awards, which will be subject to the terms and conditions established by the compensation committee. A restricted share unit award, once vested, may be settled in a number of shares equal to the number of units earned, or in cash equal to the fair market value of the number of shares, earned in respect of such restricted share unit award of units earned, at the election of the compensation committee. To the extent provided in an award agreement, the holder of outstanding restricted share units will be entitled to be credited with dividend equivalent payments upon the payment by us of dividends on shares of our shares, either in cash or, at the sole discretion of the compensation committee, in shares having a fair market value equal to the amount of such dividends, which accumulated dividend equivalents (and interest thereon, if applicable) will be payable at the same time that the underlying restricted share units are settled.

Effect of a Change in Control

In the event of a merger, consolidation, acquisition of property or shares, share rights offering, liquidation, or similar event (each, a “corporate event”) or a share dividend, share split, reverse share split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting our capital structure (each, a “share change”), the compensation committee or the Board will make such equitable and appropriate substitutions or adjustments to the aggregate number and kind of shares or other securities reserved for issuance and delivery under the 2018 Equity Incentive Plan, (i) the number of shares and type of shares (or the securities or property) which thereafter may be made the subject of awards,(ii) the number of shares and type of shares (or other securities or property) subject to outstanding awards,(iii) the number of shares and type of shares (or other securities or property) specified as the annual per-participant limitation, (iv) the number of shares and type of shares (or other securities or property) specified as the annual per-participant limitation under 2018 Equity Incentive Plan, (v) the option exercise price of each outstanding option, and (v) the amount, if any, we pay for forfeited shares.

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Nontransferability

Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. Upon the death of a participant, outstanding Awards granted to such participant may be exercised only by the executor or administrator of the participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.

Amendment

The 2018 Equity Incentive Plan will have a term of ten years. The Board may, at any time, suspend or terminate the 2018 Equity Incentive Plan or revise or amend it in any respect whatsoever; however, shareholder approval will be required for any such amendment if and to the extent such approval is required in order to comply with Sections 162(m), 421, and 422 of the Code. No action hereunder may, without the consent of a participant, reduce the Participant’s rights under any outstanding award. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the 2018 Equity Incentive Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of section 409A of the Code. Moreover, the United States federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. The summary is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2018 Equity Incentive Plan. Participants are strongly urged to consult their own tax advisors regarding the federal and other tax consequences to them of participating in the 2018 Equity Incentive Plan.

Share Options

Holders of incentive share options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive share option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive share option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under sections 280G of the Code for compensation paid to executives designated in those sections. Finally, if an incentive share option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive share option in respect of those excess shares will be treated as a non-qualified share option for federal income tax purposes.

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No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive share option (a “non-qualified share option”). Upon the exercise of a non-qualified share option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same excess amount for U.S. federal income tax purposes, but such deduction may be limited under section 280G of the Code for compensation paid to certain executives designated in those sections. In the event of a sale of shares received upon the exercise of a non-qualified share option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

Restricted Shares

On the date an award of restricted shares becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any (unless the participant made an election under section 83(b) of the Code to be taxed at the time of grant). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under section 280G of the Code for compensation paid to certain executives designated in those sections.

Restricted Share Units

A participant will not be subject to tax upon the grant or vesting of a restricted share unit award. Rather, upon the delivery of shares or cash pursuant to a restricted share unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under section 280G of the Code for compensation paid to certain executives designated in those sections.

New 2018 Plan Benefits

Grants under the 2018 Equity Incentive Plan will be made at the discretion of the compensation committee. At the closing of the business combination, the following persons will receive the following awards under the 2018 Equity Incentive Plan:

Name of Awardee	Title with Kaixin	Type of Award	Exercise Price	Dollar Value($)

Executive Group
Non-Executive Directors Group
Non-Executive Officer Employee Group

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The value of future awards granted under the 2018 Equity Incentive Plan will depend on a number of factors, including the fair market value of our shares on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved.

Effective Date; Term

We expect the 2018 Equity Incentive Plan to be effective upon the completion of the Business Combination. No award will be granted under the 2018 Equity Incentive Plan on or after the tenth anniversary of the 2018 Equity Incentive Plan becoming effective. Any award outstanding under the 2018 Equity Incentive Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.

Required Vote

Approval of the Equity Incentive Plan Proposal requires the affirmative vote the majority of the issued and outstanding ordinary shares present and entitled to vote at the annual general meeting.

Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Equity Incentive Plan Proposal.

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THE NASDAQ PROPOSAL

Background and Overview

Under the terms of the Share Exchange Agreement, CM Seven Star is required to issue more than 20% of its issued and outstanding ordinary shares to Renren Inc., the sole shareholder of Kaixin. Because of the issuance of in excess of 20% of the outstanding ordinary shares of CM Seven Star, we are required to obtain shareholder approval in order to comply with Nasdaq Listing Rules 5635(a) and (d).

Under Nasdaq Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) such securities have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of ordinary shares (or securities convertible into or exercisable for ordinary shares); or (B) the number of ordinary shares to be issued is or will be equal to or in excess of 20% of the number of ordinary shares outstanding before the issuance of the stock or securities.

Under Nasdaq Listing Rule 5635(d), shareholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of ordinary shares (or securities convertible into or exercisable for ordinary shares) at a price that is less than the greater of book or market value of the stock if the number of ordinary shares to be issued is or may be equal to 20% or more of the ordinary shares, or 20% or more of the voting power, outstanding before the issuance.

Effect of Proposal on Current Shareholders

If the Nasdaq Proposal is adopted, CM Seven Star would issue shares representing more than 20% of its outstanding ordinary shares in connection with the Business Combination. The issuance of such shares would result in significant dilution to the CM Seven Star shareholders and would afford such shareholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of CM Seven Star.

If the Nasdaq Proposal is not approved and we consummate the Business Combination on its current terms, CM Seven Star would be in violation of Nasdaq Listing Rule 5635(a) and potentially Nasdaq Listing Rule 5635(d), which could result in the delisting of our securities from the Nasdaq Capital Market. If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity with respect to our securities;

●	a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage for the post-transaction company; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

It is a condition to the obligations of the Seller and Kaixin to close the Business Combination that CM Seven Star’s ordinary shares remain listed on the Nasdaq Capital Market. As a result, if the Nasdaq Proposal is not adopted, the Business Combination may not be completed.

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Required Vote

Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of CM Seven Star ordinary shares represented in person or by proxy at the annual general meeting of CM Seven Star shareholders and entitled to vote thereon.

Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Nasdaq Proposal.

THE DIRECTOR ELECTION PROPOSAL

Nominees for Director

Our Board of Directors currently consists of five members. Because we did not have an annual meeting in 2018, we are holding an election for all five director postions at the annual general meeting. At each annual general meeting, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the first annual general meeting following election and until their successors have been duly elected and qualified.

Current Directors and Executive Officers

The term of each director will expire on the date of the annual general meeting. Anthony Ho, Sing Wang, Stephen N. Cannon, Jiong Shao, and Michele Smith are standing for re-election to the Board of Directors.

We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director at the annual general meeting will continue until our annual general meeting held in 2020, and until a successor has been elected and qualified. There are no arrangements or understandings between any of our directors or executive officers and any other person pursuant to which he or she is or was to be selected as one of our directors or officers. There are no family relationships among directors or executive officers of CM Seven Star. Notwithstanding their election at the annual general meeting, these directors are expected to be replaced if the business combination closes as specified herein.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named above, each of whom is currently one of our directors. Each nominee has consented to be named as a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the annual general meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed above as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

Information Regarding the Nominees, Other Members of the Board of Directors and Executive Officers

The following table sets forth the positions and offices presently held with CM Seven Star by each officer, director and nominee.

Name	Age	Position
Anthony Ho	53	Non-executive Chairman of the Board
Sing Wang	55	Chief Executive Officer and Director
Stephen N. Cannon	51	President, Chief Financial Officer and Director
Jiong Shao Michele Smith	50 48	Director Director

The following is a summary of the biological information of our director-nominees.

Anthony Ho has been our non-executive Chairman of the Board since February 19, 2018. Mr. Ho has been Chief Investment Officer of China Minsheng Financial Holding Corporation Limited since September 2017. From October 2015 to May 2017, Mr. Ho was Deputy Chief Executive Officer and Chief Investment Officer of Amundi Hong Kong Limited. From September 2014 to September 2015, Mr. Ho was Chief Executive Officer of CIFM Asset Management (Hong Kong) Limited. From March 2013 to September 2014, Mr. Ho was Managing Director of JF Asset Management Limited. From September 2009 to December 2012, Mr. Ho was Managing Director and Deputy Chief Executive Officer of China Asset Management (Hong Kong) Limited. From January 1994 to August 2009, Mr. Ho held multiple senior positions at Fidelity International in Hong Kong and London. From February 1988 to February 1992, Mr. Ho was a senior accountant at Arthur Andersen & Co. Mr. Ho received a Bachelor of Commerce degree from University of Queensland in 1987 and an Master of Business Administration from University of New South Wales in 1993. Mr. Ho is a Certified Practicing Accountant in Australia and a fellow member of the Hong Kong Institute of Certified Public Accountants.

Sing Wang has been our Chief Executive Officer and Director since February 19, 2018. Mr. Wang has served as the Chairman of TKK Capital, a private equity/wealth management company since August 2015. From August 2018 until present, Mr. Wang has served as the Chairman and CEO of TKK Symphony Acquisition Corporation, a Nasdaq-listed SPAC focused on Asian consumer opportunities. Since May 2017, Mr. Wang has been the Vice General Manager (non-executive) of CMIG Capital Company Limited. From February 2016 to May 2017, Mr. Wang was the Chief Executive Officer and Executive Director of China Minsheng Financial Holding Corporation Limited (HKEx: 245). Since 1991, Mr. Wang has been the founder, owner and manager of Amerinvest Group, a personal investment firm. From September 2015 until December 2017, Mr. Wang was a Senior Advisor to TPG China, Limited (Growth Platform). From May 2006 to August 2015, Mr. Wang was a Partner at TPG, served as a Co-Chairman of TPG Greater China and the Head of TPG Growth North Asia. Prior to joining TPG, Mr. Wang was the CEO and Executive Director of TOM Group Limited (HKEx: 2383) from mid-2000 to early 2006, a Chinese-language media and internet conglomerate in Greater China. Previously, Mr. Wang was with Goldman Sachs from 1993 to 2000, including serving as the Head of China High Technology in Hong Kong, and manager at HSBC Private Equity from November 1992 to June 1993, and a strategic consultant with McKinsey & Co. from November 1989 to September 1992. Mr. Wang has served on several boards, including: Independent Non-Executive Director of Sands China Limited (since July 2017 to present); Chairman of Evolution Media China (March 2016 until December 2017); Non-executive director of China Renewable Energy Investment Limited (HKEx: 987) (June 2011 to October 2015); Non-executive director of MIE Holdings Corporation (HKEx: 1555) (June 2010 to November 2015); Alternate director of Ping An Insurance (Group) Company of China, Ltd. (HKEx: 2318) (1994 to 2000); and Director of China Resources Land Limited (HKEx: 1109) (1996 to 1999). Mr. Wang graduated from Yunnan University, China, with a Bachelor of Science degree in Chemistry, and from the University of Oxford, UK, with multiple degrees including a Bachelor of Arts degree in Philosophy, Politics and Economics, an Oxford Master of Arts, and a Master of Science degree in Forestry. In addition, from June 2011 to May 2013, Mr. Wang was a member of the Listing Committee of the Stock Exchange of Hong Kong. From May 2011 to Nov 2015, Mr. Wang served as the Chairman of the Industry Policy Committee (IPC) of China Venture Capital and Private Equity Association (CVCA). He was also a Standing Committee Member of the 9th, 10th and 11th Yunnan Provincial Committee of the Chinese People’s Political Consultative Conference from January 2003 until January 2018.

Stephen N. Cannon has been our President, Chief Financial Officer and director since July 2017. Since October 2014, Mr. Cannon has been President of Everest Partners Limited, a privately owned investment firm, focused on Asian private investments. From June 2018 until present, Mr. Cannon has served as the CFO and President of Twelve Seas Investment Company, a Nasdaq-listed SPAC focused on European opportunities. From June 2014 until July 2016, Mr. Cannon was CEO and a director of DT Asia Acquisition Corp, a Nasdaq-listed SPAC, which successfully consummated its merger with a Chinese company, China Lending Corporation (NASD: CLDC). From April 2010 until October 2014, Mr. Cannon was a Partner and Head of China for RedBridge Group Ltd, a boutique merchant banking firm focused on Chinese and Arabian Gulf cross-border investments. From June 2009 until October 2014, Mr. Cannon was a senior advisor at Ackrell & Co, a U.S. broker-dealer. From May 2007 until April 2010, Mr. Cannon served in various capacities with Hambrecht Asia Acquisition Corp., a Nasdaq-listed SPAC. Mr. Cannon was a co-founder, initial Chief Financial Officer and a director, and then VP of Acquisitions, for Hambrecht Asia Acquisition Corp. From July 2005 until October 2008, Mr. Cannon served as a Managing Director of Asian investment banking for WR Hambrecht & Co. Prior to WR Hambrecht & Co, Mr. Cannon worked at the following investment banking firms: Ackrell & Co (2003-2005); ABN-Amro Securities (2000-2002); Donaldson Lufkin & Jenrette (1994-2000); Smith Barney (1993-1994); and Salomon Brothers (1991-1993). Mr. Cannon graduated from the University of Notre Dame with a Bachelor degree in Mechanical Engineering and a Bachelor degree in Economics. Mr. Cannon is currently an advisor to the Royal family of Cambodia. In addition, he serves as a board member of the Cambodian Hotel Association.

Jiong Shao has been our director since October 2017. Mr. Shao recently joined Sorrento Therapeutics, a California based Nasdaq-listed biotech company as its Executive Vice President and Chief Financial Officer. Mr. Shao was the Managing Director of CEC Capital, a financial advisory firm, from August 2017 to March 2018. From November 2015 to May 2017, Mr. Shao was a managing director and head of China TMT investment banking for Deutsche Bank in Hong Kong. Previously, from August 2010 to November 2015, Mr. Shao was a managing director with Macquarie Capital in Hong Kong and held multiple senior positions including head of Greater China TMT investment banking, head of Asia TMT equity research, head of China research and China strategist. Prior to that, Mr. Shao worked in different areas of capital markets in the financial services industry at Lehman Brothers, Deutsche Bank and Nomura International in both New York and Hong Kong since 2000. Mr. Shao obtained an MBA from the Fuqua School of Business of Duke University in 2000.

Michele Ann Smith has been our director since October 2017. Ms. Smith worked as an attorney at the New Jersey law firm of Hartmann, Doherty, Rosa, Berman & Bulbulia (HDRBB) from September 2008 to January 2013. In October 2017, Ms. Smith returned to HDRBB after a period of family leave. After graduating from Harvard Law School with honors, Ms. Smith clerked for the Honorable Susan J. Dlott, U.S. District Judge for the Southern District of Ohio, from September 1998 to September 1999. Following her clerkship, from October 1999 to June 2000, Ms. Smith worked as an associate at Vorys, Sater, Seymour & Pease LLP, in Cincinnati, Ohio, and then was the Albert M. Sacks Clinical Fellow at the Criminal Justice Institute at Harvard Law School from August 2000 to June 2002. As a Sacks Fellow, Michele spent two years representing indigent adults and juveniles in criminal and delinquency proceedings in the Massachusetts courts, and also assisted the Criminal Justice Institute’s efforts to advocate for national and local reform of the criminal and juvenile justice systems. Ms. Smith worked as an associate at Stroock & Stroock & Lavan LLP in New York City, from September 2002 to October 2003, and at Bonny Rafel LLC, an ERISA litigation boutique in New Jersey, from September 2006 to August 2008. She is a member of the New Jersey and New York bars and is on inactive status with the Massachusetts and Ohio bars.

Officer and Director Qualifications

Our officers and board of directors are composed of a diverse group of leaders. Our current officers and directors have experience in core management skills, such as strategic and financial planning, financial reporting, compliance, risk management, and leadership development. Most of our officers and directors also have experience serving on boards of directors and board committees of other companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, our officers and directors also have other experience that makes them valuable, managing and investing assets or facilitating the consummation of business combinations.

We, along with our officers and directors, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of consummating an acquisition transaction.

Anthony Ho

Mr. Ho is well-qualified to serve as a member of the Board of Directors due to his executive management and investment experience and understanding of the financial markets.

 Jiong Shao

Mr. Shao is well-qualified to serve as a member of the Board of Directors due to his extensive research experience and understanding of the financial markets.

Michele Smith

Ms. Smith is well-qualified to serve as a member of the Board of Directors due to her depth and track record successfully navigating legal issues of varying scope and complexity.

Legal Proceedings

There are no material proceedings to which any director or executive officer of CM Seven Star is a party adverse to CM Seven Star or has a material interest adverse to CM Seven Star.

Required Vote

Each nominee for director receiving a majority of the votes cast will be elected to the Board of Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, broker non-votes will have no effect on the result of the vote, but an abstention will have the same effect as a vote against a nominee.

Board Recommendation

The board of directors recommends a vote “FOR” each of the director nominees.

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THE BUSINESS COMBINATION ADJOURNMENT PROPOSAL

Purpose of the Business Combination Adjournment Proposal

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the Share Exchange Agreement and the transactions contemplated thereby, the CM Seven Star board of directors may adjourn the annual general meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will CM Seven Star seek adjournment which would result in soliciting of proxies, having a shareholder vote, or otherwise consummating a business combination after April 30, 2019.

Required Vote

Approval of the Business Combination Adjournment Proposal requires the affirmative vote of the holders of a majority of the CM Seven Star ordinary shares as of the record date represented in person or by proxy at the annual general meeting of CM Seven Star shareholders and entitled to vote thereon. Adoption of the Business Combination Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Business Combination Adjournment Proposal.

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SELECTED HISTORICAL CONSOLIDATED FINANCIAL AND OPERATING DATA OF KAIXIN AUTO GROUP

The data below as for the years ended December 31, 2015, 2016 and 2017 has been derived from Kaixin’s audited consolidated financial statements for such years, which are included in this proxy statement. The data for the six-month periods ended June 30, 2017 and 2018 has been derived from Kaixin’s unaudited consolidated financial statements for such periods, which are included in this proxy statement. Kaixin’s consolidated financial statements are prepared and presented in accordance with U.S. GAAP.

Kaixin’s historical results are not necessarily indicative of results to be expected for any future period. The information is only a summary and should be read in conjunction with Kaixin’s consolidated financial statements and related notes, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Kaixin Auto Group” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Kaixin or CM Seven Star.

Summary Consolidated Statements of Operations Data

	Years ended December 31,			6 months ended June 30,
	2015	2016	2017	2017	2018((1)
	US$	US$	US$	US$	US$
	(in thousands, except share and per share data)
Net revenues:
Automobile sales	—	—	121,084	$1,042	$246,334
Financing income	4,798	20,778	26,426	15,773	2,317
Others	—	68	2,340	24	4,655
Total net revenues	4,798	20,846	149,850	16,839	253,306
Cost of revenues:
Automobile sales	—	—	116,385	992	234,226
Cost of financing income	1,159	10,874	15,259	8,073	3,130
Provision for financing receivable	437	3,165	12,717	2,605	4,872
Others	3	32	32	24	193
Total cost of revenues	1,599	14,071	144,393	11,694	242,421
Gross profit	3,199	6,775	5,457	5,145	10,885
Operating expenses:
General and administrative	1,796	10,367	15,225	6,167	17,326
Selling and marketing	1,397	7,999	10,874	4,526	13,625
Research and development	443	2,374	3,982	1,793	2,405
Total operating expenses	3,636	20,740	30,081	12,486	33,356
Loss from operations	(437)	(13,965)	(24,624)	(7,341)	(22,471)
Other expenses	—	(339)	(2,214)	14	(5,863)
Interest income	77	64	902	215	495
Interest expenses	—	(58)	(3,068)	(932)	(1,894)
Loss before provision of income tax and noncontrolling interest, net of tax	(360)	(14,298)	(29,004)	(8,044)	(29,733)
Income tax expenses	(1,859)	(1,690)	(1,158)	(1,336)	(1,110)
Loss from continuing operations	(2,219)	(15,988)	(30,162)	$(9,380)	$(30,843)
Discontinued operations:
(Loss) income from discontinued operations, net of taxes of nil and nil for the years ended December 31, 2015, 2016 and 2017 and the six months ended June 30, 2017 and 2018	(5,152)	(8,066)	1,467	923	—
Net loss	(7,371)	(24,054)	(28,695)	(8,457)	(30,843)
Net loss attributable to the noncontrolling interest	—	—	(76)	—	(120)
Net loss from continuing operations attributable to Kaixin Auto Group	(2,219)	(15,988)	(30,086)	(9,380)	(30,723)
Net (loss) income from discontinued operations attributable to Kaixin Auto Group	(5,152)	(8,066)	1,467	923	—
Net loss attributable to Kaixin Auto Group	$(7,371)	$(24,054)	$(28,619)	$(8,457)	$(30,723)

(1)	Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. This asset transfer may affect the future results of Kaixin. For reference, for the six months ended June 30, 2018, the Ji’nan Dealership’s total net revenues were US$46.8 million, comprised of financing income of nil, automobile sales revenue of US$46.8 million and other revenues of US$0.4 million; total cost of revenues were US$44.3 million; and gross profit of US$2.9 million.

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Summary Consolidated Balance Sheet Data

	Years ended December 31,		6 months ended June 30,
	2016	2017	2018
	US$	US$	US$
	(in thousands)
Cash and cash equivalents	34,697	17,194	12,150
Restricted cash	288	47,253	6,347
Financing receivable	292,006	125,353	13,224
Inventory	—	95,012	73,890
Total current assets	349,343	318,303	163,078
Long-term financing receivable	54	8	—
Goodwill	—	91,644	109,507
Total non-current assets	163	91,792	110,491
Total assets	349,506	410,095	273,569
Total current liabilities	311,237	320,149	196,266
Total non-current liabilities	59,916	88,515	79,181
Total Liabilities	371,153	408,664	275,447
Total Kaixin Auto Group shareholders’ equity (deficit)	(21,647)	(33,222)	(46,030)
Total equity (deficit)	(21,647)	1,431	(1,878)
Total liabilities and equity (deficit)	349,506	410,095	273,569

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Non-GAAP Measure

In evaluating its business, Kaixin considers and uses the following non-GAAP measure as supplemental measures to review and assess its operating performance:

	Years ended December 31,			6 months ended June 30,
	2015	2016	2017	2017	2018
	US$	US$	US$	US$	US$

	(in thousands)
Other Consolidated Financial Data:
Adjusted EBITDA(1)	(5,104)	(18,612)	(18,226)	(4,134)	(10,405)

(1)	Adjusted EBITDA represents net loss plus contingent consideration fair value change, share-based compensation expense, interest expenses, income tax expenses, and depreciation.

Kaixin uses Adjusted EBITDA, which is a non-GAAP financial measure in the evaluation of its operating results and in its financial and operational decision-making. Adjusted EBITDA represents net loss plus fair value change of contingent consideration, share-based compensation expense, interest (income) expense, income tax, and depreciation. Kaixin believes that Adjusted EBITDA helps it to identify underlying trends in its business that could otherwise be distorted by the effect of certain expenses and income that it includes in net loss. Kaixin believes that Adjusted EBITDA provides useful information about its operating results, enhances the overall understanding of its past performance and future prospects and allows for greater visibility with respect to key metrics used by Kaixin’s management in its financial and operational decision-making.

Adjusted EBITDA should not be considered in isolation or construed as an alternative to net loss or any other measure of performance or as an indicator of our operating performance. Investors are encouraged to review the historical non-GAAP financial measure to the most directly comparable GAAP measure. Adjusted EBITDA presented here may not be comparable to similarly titled measures presented by other companies. Other companies may calculate similarly titled measures differently, limiting their usefulness as comparative measures to Kaixin’s data. Investors and others are encouraged to review Kaixin’s financial information in its entirety and not rely on a single financial measure.

The table below sets forth a reconciliation of our net loss to Adjusted EBITDA for the periods indicated:

	Years ended December 31,			6 months ended June 30,
	2015	2016	2017	2017	2018
	US$	US$	US$	US$	US$
	(in thousands)
Net loss	(7,371)	(24,054)	(28,695)	(8,457)	(30,843)
Add:
Fair value change of contingent consideration	—	—	2,601	—	8,068
Share-based compensation expense	476	3,707	4,502	2,251	9,827
Interest (income) expenses	(77)	(6)	2,166	717	1,399
Income tax expenses	1,859	1,690	1,158	1,336	1,110
Depreciation	9	51	42	19	34
Adjusted EBITDA	(5,104)	(18,612)	(18,226)	(4,134)	(10,405)

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Summary Operating Data

The table below sets forth the summary operating data for the periods indicated:

	As of and for the three months ended
	Sep. 30, 2017	Dec. 31, 2017	Mar. 31, 2018	Jun. 30, 2018
Number of Dealerships	10	14	14	15
GMV (in US$ (millions))(1)(2)	44.6	91.4	138.8	129.5
Average monthly GMV per quarter per Dealership (in US$ (millions))(1)(2)	1.6	2.9	3.3	3.0
Number of cars sold(1)(2)	773	1,427	1,955	1,706
Average sales price (in US$ (thousands))(1)(2)	57.7	64.0	71.0	75.9
Number of car sales transactions with financing products sold(1)(2)	1,038	2,045	2,579	2,791
Loan facilitation volume (in US$ (millions))(1)(2)	20.5	45.5	59.4	62.6
Number of car sales transactions with interim financing(1)(2)	765	1,593	1,294	429
Number of cars sourced(1)(2)	1,523	1,699	1,815	1,452
Inventory number(1)(2)	1,002	1,315	1,206	998
Inventory turnover days(1)	78	90	71	65
Average number of employees per Dealership	13	13	13	11

Note:	Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. This asset transfer may affect the future results of Kaixin, including these operating data. For reference, for the six months ended June 30, 2018, the Ji’nan Dealership’s operating data was as follows: Number of dealerships: 1, GMV (in US$ millions): 59, Average monthly GMV (in US$ (millions)): 9.9, number of cars sold: 528, average sales price (in US$ (thousands)): 111.8, number of car sales transactions with financing products sold: nil, loan facilitation volume (in US$ millions)): nil, number of car sales transactions with interim financing: nil, number cars sourced 409, inventory number: 59, inventory turnover days: 46, average number of employees: 17.

(1)	Includes the full sales price of cars sold out of Kaixin’s own inventory, cars sourced from the Affiliated Network Dealers, as well as cars sold when Kaixin acts as an agent for third party dealers under consignment sale arrangements. Revenue related to car sold out of Kaixin’s inventory is recognized as automobile sales revenue in full sales price. Revenue is recognized on a net basis and presented as net revenues – others for car sold by Kaixin Affiliated Network Dealers and cars sold under consignment sale arrangements.

(2)	For the periods presented, cars sourced from Kaixin Affiliated Network Dealers were immaterial.

130

The above operating metrics should not be considered in isolation or construed as an alternative to Kaixin’s financial information or any other measure of performance. Investors are encouraged to review Kaixin’s historical financial information in connection with these above operating metrics. Operating metrics presented here may not be comparable to similarly titled measures presented by other companies. Other companies may calculate similarly titled measures differently, limiting their usefulness as comparative measures to Kaixin’s data. Investors and others are encouraged to review Kaixin’s operating and financial information in their entirety and not rely on a single operating metric or financial measure.

131

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

CM Seven Star is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the merger, share exchange or other similar business combination (“Business Combination” or “Merger”).

The following unaudited pro forma condensed combined balance sheet as of December 31, 2018 combines the unaudited historical consolidated balance sheet of Kaixin as of September 30, 2018, which is not included in the proxy statement, with the audited historical balance sheet of CM Seven Star as of December 31, 2018, giving effect to the Business Combination and the issuance and conversion of the convertible loan transaction and the issuance of shares and rights arising from the subscription agreement as if it had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the year ended December 31, 2018 combines the unaudited historical consolidated statement of income of Kaixin for the twelve months ended September 30, 2018, which is not included in the proxy statement, with the audited historical statement of operations of CM Seven Star for the year ended December 31, 2018, giving effect to the Business Combination and the issuance and conversion of the convertible loan transaction and the issuance of shares and rights arising from the subscription agreement as if it had occurred as of January 1, 2018.

The historical financial information of Kaixin was derived from the unaudited consolidated financial statements of Kaixin for the twelve months ended September 30, 2018, which is not included in the proxy statement. The historical financial information of CM Seven Star was derived from the audited financial statements of CM Seven Star for the year ended December 31, 2018, included elsewhere in this proxy statement/prospectus. This information should be read together with Kaixin’s and CM Seven Star’s audited and unaudited financial statements and related notes, the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Kaixin,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CM Seven Star,” and other financial information included elsewhere in this proxy statement/prospectus.

Description of the Merger

Pursuant to the Share Exchange Agreement, CM Seven Star will acquire 100% of the issued and outstanding securities of Kaixin, in exchange for approximately 28.3 million ordinary shares of CM Seven Star, or one CM Seven Star share for approximately 4.85 outstanding shares of Kaixin. An additional 4.7 million shares of CM Seven Star will be issued at closing in exchange for currently outstanding options in Kaixin or reserved for issuance under an equity incentive plan. Additionally, 19.5 million earnout shares are to be issued and held in escrow. The Seller may be entitled to receive earnout shares as follows: (1) if the Company’s gross revenue for the year ended December 31, 2019 is greater than or equal to RMB 5,000,000,000, the Seller is entitled to receive 1,950,000 ordinary shares of CM Seven Star; (2) if the Company’s adjusted EBITDA for the year ended December 31, 2019 is greater than or equal to RMB 150,000,000, the Seller is entitled to receive 3,900,000 ordinary shares of CM Seven Star, increasing proportionally to 7,800,000 ordinary shares if Company’s adjusted EBITDA is greater than or equal to RMB 200,000,000; and (3) if the Company’s adjusted EBITDA for the year ended December 31, 2020 is greater than or equal to RMB 340,000,000, the Seller is entitled to receive 4,875,000 ordinary shares of CM Seven Star, increasing proportionally to 9,750,000 ordinary shares if the Company’s adjusted EBITDA is greater than or equal to RMB 480,000,000.

132

Accounting for the Merger

The Business Combination will be accounted for as a “reverse merger” in accordance with U.S. GAAP. Under this method of accounting CM Seven Star will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, Kaixin Securityholders are expected to have a majority of the voting power of the combined company, Kaixin comprising all of the ongoing operations of the combined entity, Kaixin comprising a majority of the governing body of the combined company, and Kaixin’s senior management comprising all of the senior management of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Kaixin issuing stock for the net assets of CM Seven Star, accompanied by a recapitalization. The net assets of CM Seven Star will be stated at fair value which approximates historical costs as CM Seven Star has only cash and short-term liabilities. No goodwill or other intangible assets recorded. Operations prior to the business combination will be those of Kaixin.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination and the issuance and conversion of the convertible loan transaction and the issuance of shares and rights arising from the subscription agreement, are factually supportable and are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Kaixin and CM Seven Star have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption into cash of CM Seven Star’s Common Stock:

●	Scenario 1-Assuming no redemption: This presentation assumes that no CM Seven Star’s stockholders exercise redemption rights with respect to their common stock upon consummation of the Business Combination; and

●	Scenario 2-Assuming redemptions of 20,424,778 shares of CM Seven Star Common Stock: This presentation assumes that CM Seven Star stockholders exercise their redemption rights with respect to a maximum of 20,424,778 shares of Common Stock upon consummation of the Business Combination at a redemption price of approximately $10.30 per share.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are (i) 28,284,300 ordinary shares to be issued to Kaixin Securityholders and (ii) 4,715,700 ordinary shares to be issued at closing or reserved for issuance under an equity incentive plan to members of Kaixin’s management team in exchange for currently outstanding options in Kaixin. Because the terms of replacement share-based award are not finalized yet, its accounting impact is not included in the unaudited pro forma condensed combined financial statements.

As a result of the Business Combination and the issuance and conversion of the convertible loan transaction and the issuance of shares and rights arising from the subscription agreement, assuming no CM Seven Star stockholders elect to redeem their shares for cash and all shares reserved for management are issued at the closing of the Merger, Renren, the Parent of Kaixin, and Kaixin’s management will own approximately 51.19% of CM Seven Star Common Stock and investors of the convertible loan transaction and subscription agreement in January 2019 will own approximately 4.69% of CM Seven Common Stock to be outstanding immediately after the Business Combination, CM Seven Star stockholders will own approximately 44.12% of CM Seven Star Common Stock based on the number of shares of CM Seven Star Common Stock outstanding as of December 31, 2018 (in each case, not giving effect to any shares issuable to them upon exercise of warrants and unit purchase option ).

If 20,424,778 shares of Common Stock are redeemed for cash, which assumes the maximum redemption of CM Seven Star’s shares after giving effect to payments to redeeming stockholders, Renren will own approximately 75.29%, CM Seven Star will own approximately 17.80% of CM Seven Star Common Stock and investors of the convertible loan transaction and subscription agreement in January 2019 will own approximately 6.91% of CM Seven Common Stock to be outstanding immediately after the Business Combination (in each case, not giving effect to any shares issuable to them upon exercise of warrants and unit purchase option).

133

PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF DECEMBER 31, 2018

(Unaudited)

(in thousands, except share amounts)

ASSETS	A				B

Current assets:	Historical			Pro Forma	Historical	Scenario 1 Assuming No Redemptions			Scenario 2 Assuming Maximum Redemptions
	Kaixin	Pro Forma Adjustments		Kaixin	CM Seven Star	Merger Pro Forma Adjustments		Pro Forma Combined Balance Sheet	Merger Pro Forma Adjustments		Pro Forma Combined Balance Sheet

Cash and cash equivalents	$3,609	$(1	)(7)	3,608	$40	$210,455	(1)	$230,574	$210,455	(1)	$20,119
						(9,723	)(2)		(9,723	)(2)
						(1,306	)(3)		(1,306	)(3)
						20,000	(10)		(210,455	)(4)
						7,500	(11)		20,000	(10)
									7,500	(11)
Restricted Cash	5,824	-		5,824				5,824			5,824
Accounts and notes receivable, net	921	(1	)(7)	920				920			920
Financing receivable, net	4,396	-		4,396				4,396			4,396
Prepaid expenses and other current assets	38,122	(472	)(7)	37,650	59			37,709			37,709
Amounts due from related parties	-	-		-				-			-
Inventory	58,626	-		58,626				58,626			58,626
Total current assets	111,498	(474)		111,024	99	226,926		338,049	16,471		127,594

Non-current assets:
Property and equipment, net	914	(1	)(7)	913	-	-		913			913
Goodwill	105,506	(25,978	)(7)	79,528				79,528			79,528
Cash held in Trust Account	-				210,455	(210,455	)(1)	-	(210,455	)(1)	-
Total non-current assets	106,420	(25,979)		80,441	210,455	(210,455)		80,441	(210,455)		80,441

TOTAL ASSETS	$217,918	$(26,453)		191,465	$210,554	$16,471		$418,490	$(193,984)		$208,035

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$4,879	$-		4,879	$787	$(787	)(3)	$4,879	$(787	)(3)	$4,879
Short-term debt	49,942	-		49,942				49,942			49,942
Accrued expenses and other current liabilities	10,826	(303	)(7)	10,523				10,523			10,523
Payable to investors	-	-		-				-			-
Amounts due to related parties	96,439	(19,481	)(7)	-	19	(19	)(3)	-	(19	)(3)	-
		(76,958	)(9)
Due to Sponsor	-			-	500	(500	)(3)	-	(500	)(3)	-
Advance from customer	1,310	-		1,310				1,310			1,310
Contingent Consideration Liability-current	7,905	(862	)(7)	-				-			-
		(7,043	)(8)
Income tax payable	7,408	-		7,408				7,408			7,408
Total current liabilities	178,709	(104,647)		74,062	1,306	(1,306)		74,062	(1,306)		74,062

Non-current liabilities:
Contingent Consideration Liability	57,775	(57,775	)(8)	-				-			-

Total non-current liabilities								-			-

TOTAL LIABILITES	236,484	(162,422)		74,062	1,306	(1,306)		74,062	(1,306)		74,062

Commitments
Ordinary shares subject to possible redemption, 20,424,778 and 20,199,048 shares at redemption value at December 31, 2018 and December 31, 2017, respectively	-			-	204,248	(204,248	)(4)	-	(204,248) (4)		-

Shareholders' Equity:
Preferred shares, $0.0001 par value; 2,000,000 shares authorized; no shares issued and outstanding at October 30, 2017	-			-	-	-		-	-		-
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 5,898,314 shares (excluding 20,424,778 shares subject to possible redemption)					1	3	(5)	6	3	(5)	4
						0	(6)		0	(6)
						2	(4)		0	(10)
						0	(10)		0	(11)
						0	(11)
Ordinary shares	16	-		16		(16	)(5)	-	(16	)(5)	-

Additional paid-in capital	35,721	2,899	(7)	180,396	2,414	(9,723	)(2)	407,415	(9,723	)(2)	196,962
		64,818	(8)			204,246	(4)		16	(5)
		76,958	(9)			2,585	(5)		2,585	(5)
						16	(5)		(3	)(5)
						(3	)(5)		(6,207	)(4)
						(0	)(6)		(0	)(6)
						(16	)(5)		(16	)(5)
						20,000	(10)		20,000	(10)
						7,500	(11)		7,500	(11)
Subscription receivable	(16)	-		(16)		16	(5)	-	16	(5)	-
Statutory reserves	4,004	-		4,004				4,004			4,004
Accumulated deficit	(102,583)	89	(7)	(102,494)	2,585	(2,585	)(5)	(102,494)	(2,585	)(5)	(102,494)
Accumulated other comprehensive (loss) income	1,568	84	(7)	1,652	-			1,652			1,652
Total Combined Company shareholders’ equity	(61,290)	144,848		83,558	5,000	222,025		310,583	11,570		100,128

Noncontrolling Interests	42,724	(8,879	)(9)	33,845				33,845			33,845
											-
TOTAL EQUITY	(18,566)	135,969		117,403	5,000	222,025		344,428	11,570		133,973

TOAL LIABILITIES AND EQUITY	$217,918	$(26,453)		191,465	$210,554	$16,471		$418,490	$(193,984)		$208,035

See notes to unaudited pro forma condensed combined financial statements

134

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet

A.	Derived from the unaudited consolidated balance sheet of Kaixin as of September 30, 2018, which is not included in the proxy statement.
B.	Derived from the audited balance sheet of CM Seven Star as of December 31, 2018

1.	To reflect the release of cash from investments held in the trust account

2.	To reflect the payment of estimated legal, financial advisory and other professional fees related to the Merger

3.	To record payment of accounts payable, advances from related parties and Sponsor. Pursuant to the terms of the agreement, the Sponsor loan will be repaid promptly after the date on which the Company consummates a Business Combination

4.	In Scenario 1, which assumes no CM Seven Star stockholders exercise their redemption rights, the common stock subject to redemption into cash would be transferred to permanent equity.

In Scenario 2, which assumes the maximum number of shares are redeemed into cash by the CM Seven Star stockholders, $210,455 would be paid out in cash based on a consummation of the Merger on December 31, 2018.

5.

To reflect recapitalization of Kaixin through the contribution of the share capital in Kaixin to CM Seven Star, and the issuance of 33,000,000 shares of Common Stock (under scenario 1 and 2) and the elimination of the subscription receivable of Kaixin and the historical accumulated deficit of CM Seven Star, the accounting acquiree

6.	To reflect the issuance of the public rights and the private placement rights, the adjustment is $0.2 in thousands - rounded to $0
7.	To reflect the discontinued operation adjustments - Pursuant to the share exchange agreement with CM Seven Star, Kaixin has transferred its total shares held in Shangdong Jieying Huaqi Auto Services Co., (“Ji’nan”) along with the relevant assets to Renren, the Parent of Kaixin.
8.	To reflect the contingent consideration to be assumed by Renren - Kaixin entered into amendment agreements with its dealership and after sales service center operators in January 2019 that Renren will be responsible for settling contingent obligations to dealership and after-sale service center operators.
9.	To reflect the loans to be waived by Renren - Renren will waive all the outstanding loans made to Kaixin and/or Kaixin’s subsidiaries without recourse by Renren or any of Renren’s subsidiaries.

10.	To reflect the issuance of shares and rights arising from the convertible loan agreement on January 26, 2019.
11.	To reflect the issuance of shares and rights arising from the subscription agreement on January 29, 2019.

135

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

(Unaudited)

(in thousands, except share amounts)

	A	C		B
	Historical from October 1, 2017 to September 30, 2018		Pro Forma	Historical Year Ended December 31, 2018	Scenario 1 Assuming No Redemptions					Scenario 2 Assuming Maximum Redemptions
	Kaixin	Pro Forma Adjustments	Kaixin	CM Seven Star	Pro Forma Adjustments			Pro Forma Combined		Pro Forma Adjustments			Pro Forma Combined

Net revenues
Financing income	$6,871	$-	$6,871	$	$			$6,871		$			$6,871
Automobile income	430,470	(69,779)	360,691					360,691					360,691
Others income	8,788	(790)	7,998					7,998					7,998
Total net revenues	446,129	(70,569)	375,560	-		-		375,560			-		375,560

Cost of revenues
Cost of financing income	6,500	-	6,500					6,500					6,500
Provision for financing receivable	19,223	-	19,223					19,223					19,223
Automobile sales	416,436	(72,109)	344,327					344,327					344,327
Others	314	-	314					314			-		314
Total cost of revenues	442,473	(72,109)	370,364	-		-		370,364			-		370,364
Gross profit	3,656	1,540	5,196	-		-		5,196			-		5,196

Operating expenses:
Selling and marketing	22,971	(681)	22,290					22,290					22,290
Research and development	4,631	-	4,631					4,631					4,631
General and administrative	42,099	(16,271)	25,828	1,414		(836	)(2)	26,406			(836	)(2)	26,406
Total operating expenses	69,701	(16,952)	52,749	1,414		(836)		53,327			(836)		53,327

Loss from operations	(66,045)	18,492	(47,553)	(1,414)		836		(48,131)			836		(48,131)

Other (expense) income	8,641	(17,918)	(9,277)					(9,277)					(9,277)
Interest income	879	-	879	3,769		(3,769	)(1)	879			(3,769	)(1)	879
Interest expense	(4,545)	-	(4,545)					(4,545)					(4,545)
Realized loss from sale of investment				(98)		98	(3)	-			98	(3)	-

Total non-operating income (expenses)	4,975	(17,918)	(12,943)	3,671		(3,671)		(12,943)			(3,671)		(12,943)

Income (loss) before provision of income tax and noncontrolling interest, net of income tax	(61,070)	574	(60,496)	2,257		(2,835)		(61,074)			(2,835)		(61,074)

Income tax expenses	(540)	16	(524)					(524)					(524)

Income (loss) from continuing operations	(61,610)	590	(61,020)	2,257		(2,835)		(61,598)			(2,835)		(61,598)

Net income (loss) attributable to noncontrolling interests	(123)	18	(105)					(105)					(105)

Net income (loss) attributable to Combined Company	$(61,487)	$572	$(60,915)	$2,257		$(2,835)		$(61,493)			$(2,835)		$(61,493)

Net income (loss) per share from continuing operations
Basic	$(0.39)		(0.38)	$0.09				$(0.96)					$(1.41)
Diluted	$(0.39)		(0.38)	$0.09				$(0.96)					$(1.41)
Net income (loss) per share from continuing operations attributable to the combined company
Basic	$(0.38)		(0.38)	$0.09				$(0.95)					$(1.40)
Diluted	$(0.38)		(0.38)	$0.09				$(0.95)					$(1.40)
Weighted average number of shares
Basic	160,000,000		160,000,000	26,323,092				64,464,494	(4) (5)				43,828,201	(4) (5)
Diluted	160,000,000		160,000,000	26,323,092				64,464,494	(4) (5)				43,828,201	(4) (5)

See notes to unaudited pro forma condensed combined financial statements.

136

Pro Forma Adjustments to the Unaudited Condensed Combined Income Statements

A.	Derived from the unaudited consolidated income statement of Kaixin for the twelve months ended September 30, 2018, which is not included in the proxy statement.

B.	Derived from the audited statement of operations of CM Seven Star for the year ended December 31, 2018

C.	To reflect the discontinued operation adjustments - Pursuant to the Business Combination, Kaixin has transferred its total shares held in Shangdong Jieying Huaqi Auto Services Co., (“Ji’nan”) along with the relevant business and assets to Renren, the Parent of Kaixin.

1.	Represents an adjustment to eliminate interest income held in the trust account as of the beginning of the period

2.	Represents an adjustment to eliminate direct costs related to the Merger

3.	Represents an adjustment to eliminate the one-time expense - loss from sale of treasury bills investment

4.	As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the Business Combination has been outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period

5.	The weighted average shares outstanding calculation includes 4,715,700 restricted shares of CM Seven Star will be issued at closing or reserved for issuance under an equity incentive plan to members of Kaixin’s management team in exchange for currently outstanding options in Kaixin

Weighted average common shares outstanding — basic and dilute are calculated as follows:

	Scenario 1 Combined (Assuming No Redemptions into Cash)	Scenario 2 Combined (Assuming Maximum Redemptions into Cash)
	Year Ended December 31, 2018	Year Ended December 31, 2018
Weighted average shares calculation, basic and diluted
CM Seven Star weighted average public shares outstanding	26,323,092	26,323,092
CM Seven Star rights converted to shares	2,116,402	2,116,402
CM Seven Star shares subject to redemption reclassified to equity		(20,636,293)
CM Seven Star shares and rights issued arising from January 2019 convertible note	2,200,000	2,200,000
CM Seven Star shares and rights issued arising from January 2019 subscription agreement	825,000	825,000
CM Seven Star shares issued in Business Combination	33,000,000	33,000,000

Weighted average shares outstanding	64,464,494	43,828,201

Percent of shares owned by Kaixin holders	51.19%	75.29%
Percent of shares owned by CM Seven Star	44.12%	17.80%
Percent of shares owned by investors of the convertible loan transaction and subscription agreement in January 2019	4.69%	6.91%

137

The computation of diluted income (loss) per share for the year ended December 31, 2018 excludes the effect (1) 900,000 shares of Common Stock, warrants to purchase 450,000 shares of Common Stock and rights that convert into 90,000 shares of Common Stock in the Unit Purchase Option and (2) warrants to purchase 11,957,010 shares of common stock because the inclusion of any of these securities would be anti-dilutive.

138

HISTORY AND CORPORATE STRUCTURE OF KAIXIN AUTO GROUP

History of Kaixin Auto Group

        Kaixin were formed in March 2011 as Renren-Jingwei Inc., an exempted company under the laws of the Cayman Islands. Kaixin initially focused on providing consumer financing solutions through Renren Fenqi, an installment payment business. In 2015, Kaixin underwent a strategic pivot and launched Renren Licai, a peer-to-peer financing platform. Following the acquisition of a government license for leasing and factoring, Kaixin began to offer floor financing to auto dealerships. In connection with the growth of this business, Kaixin were rebranded in the first quarter of 2016 as Renren Jinkong, which translates to Renren Financial Holdings. In the first quarter of 2017, Kaixin was renamed first as Renren Auto Group, then in the first quarter of 2018 Kaixin was further renamed as Kaixin Auto Group, which translates to Happiness Auto Group. In the second half of 2017, Kaixin launched its first Dealership.

        Kaixin’s principal executive offices are located at 5F, North Wing, 18 Jiuxianqiao Middle Road, Chaoyang District, Beijing 100016, Peoples’ Republic of China.

Reorganization

        Prior to the completion of Business Combination, Kaixin been a wholly-owned subsidiary of Renren. Kaixin’s business was historically operated by Renren through certain subsidiaries and variable interest entities, including Kaixin itself. In 2017, Renren’s finance business, as well as certain shell companies were transferred to Kaixin, and certain Reorganization steps described below were undertaken in order to reorganize Kaixin: For additional information, see “History and Corporate Structure of Kaixin Auto Group — Reorganization.”

        Establishment of Shanghai Jieying.    In February 2017, Shanghai Jieying was established in the PRC by Mr. Thomas Jintao Ren. In April 2017, Mr. Thomas Jintao Ren transferred 1% of the equity interests he held in Shanghai Jieying to Ms. Rui Yi, designees of Renren. Shanghai Jieying, Mr. Thomas Jintao Ren and Ms. Rui Yi, designees of Renren, who entered into a series of contractual arrangements with Beijing Jiexun Shiji Technology Development Co., Ltd., or Beijing Jiexun, which enable Beijing Jiexun to be the primary beneficiary of Shanghai Jieying.

        Transfer of Equity Interests of Renren Finance and its subsidiary.    In April 2017, the equity interests of Renren Finance, Inc.,formerly a subsidiary of Renren, were transferred to Kaixin for nil consideration. Renren Finance Inc. and its subsidiary, Shanghai Renren Finance Leasing Co., Ltd., or Renren Finance’s operations mainly included the provision of internet-based financing to used car dealerships.

        Disposal of Equity Interests of Renren Winday Company Limited.    In April 2017, Renren Winday Company Limited, a subsidiary of Kaixin with minimal operations, was transferred to Renren for consideration of US$1.3 thousand.

        Transfer of Equity Interests and Reorganization of Qianxiang Changda.    In May 2017, Qianxiang Changda, which was formerly a subsidiary of a consolidated variable interest entity of Renren, was transferred to Mr. James Jian Liu and Ms. Jing Yang, as nominee shareholders, for consideration of RMB50 million (US$7.7 million), which was equal to the paid-in-capital of Qianxiang Changda. Ms. Jing Yang is the wife of Mr. Joseph Chen, Kaixin’s chairman and founder, and chairman and chief executive officer of Renren. Mr. James Jian Liu is a director of Kaixin, and chief operating officer of Renren, and will be a member of our board upon completion of the Business Combination. In June 2017, Qianxiang Changda and its nominee shareholders entered into a series of contractual arrangements with Beijing Jiexun, which enable Beijing Jiexun to be primary beneficiary of Qianxiang Changda. Historically, Qianxiang Changda was engaged in providing internet-based financing services, which mainly included financing to used car dealerships, credit financing to college students, peer-to-peer lending services, wealth management services as well as apartment rental financing. Its apartment rental financing services, which were insignificant, were terminated in January 2016. Its credit financing business for college students was terminated in May 2016 and was transferred to Renren in December 2017. Its wealth management platform was transferred to Renren in November 2017. As a result, Qianxiang Changda was only engaged in the provision of financing to used car dealerships following the Reorganization.

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        Transfer of Qianxiang Changda Subsidiary and Business to Renren.    As part of the Reorganization, in November 2017, one of Qianxiang Changda’s subsidiaries, Beijing Jingwei Zhihui Information Technology Co., Ltd, which operated Kaixin’s wealth management services was disposed of to Renren, and in December 2017, the credit financing to college students business was transferred to Renren. Kaixin’s wealth management services were insignificant to its consolidated results during 2015, 2016 and 2017. Additionally, the disposal of Kaixin’s credit financing business for college students was presented as discontinued operations in the accompanying financial statements of Kaixin. As a result, subsequent to the Reorganization, Qianxiang Changda has only been engaged in providing financing to used car dealers.

        Establishment of Renren Automotive and Amendments to the VIE Arrangements with Qianxiang Changda and Shanghai Jieying.    In August 2017, Renren Automotive was established in the PRC by Kaixin. At the same time, Shanghai Jieying and Qianxiang Changda terminated their VIE agreements with Beijing Jiexun and entered into the VIE agreements with Renren Automotive. See “— Contractual Arrangements among Renren Auto, the VIEs and the VIEs Shareholders” for additional detail on the current VIE arrangements of Kaixin.

Kaixin’s Corporate Structure

        Kaixin is a Cayman Islands holding company and conducts its operations in China through its PRC subsidiaries. Through its Hong Kong subsidiary Jet Sound Hong Kong Company Limited, Kaixin owns a direct equity interest in Renren Auto, its wholly-owned PRC subsidiary. Renren Auto has entered into a series of contractual arrangements with (i) Shanghai Jieying and its shareholders, and (ii) Qianxiang Changda and its shareholders, which allow Kaixin to exercise effective control over Shanghai Jieying and Qianxiang Changda and receive substantially all the economic benefits of Shanghai Jieying and Qianxiang Changda. Through Renren Finance, Inc, Kaixin owns a direct equity interest in Shanghai Renren Finance Leasing Co., Ltd, its wholly-owned PRC subsidiary. Any failure by Kaixin’s VIEs or their respective shareholders to perform their obligations under these contractual arrangements, and any failure by Kaixin to maintain effective control over Shanghai Jieying and Qianxiang Changda, would result in Kaixin’s inability to continue to consolidate its VIEs’ financial results of operations in its financial results of operations and would have a material adverse effect on Kaixin’s business. See “Risk Factors — Risks Related to Kaixin Auto Group’s Corporate Structure.”

Following the completion of the Business Combination and as long as Renren controls at least 50% of the voting power of Kaixin, Kaixin will be a “controlled company” as defined under the the Nasdaq Stock Market Rules.

        The following diagram illustrates Kaixin’s corporate structure as of the date of this proxy statement. It omits certain entities that are immaterial to Kaixin’s results of operations, business and financial condition. Unless otherwise indicated, equity interests depicted in this diagram are held 100%. The relationships between Renren Auto and Qianxiang Changda, and Renren Auto and Shanghai Jieying as illustrated in this diagram are governed by contractual arrangements and do not constitute equity ownership.

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(1)	Rui Yi and Thomas Jintao Ren hold 1% and 99% of the equity interests in Shanghai Jieying, respectively.

(2)	Jing Yang and James Jian Liu hold 99% and 1% of the equity interests in Qianxiang Changda, respectively.

Contractual Arrangements among Renren Auto, the VIEs and the VIEs Shareholders

        Current PRC laws and regulations impose certain restrictions or prohibitions on foreign ownership of companies that engage in value-added telecommunication services, and certain other business. Kaixin is a company registered in the Cayman Islands. Renren Auto and Renren Finance, its PRC subsidiaries, are considered foreign-invested enterprises. To comply with PRC laws and regulations, Kaixin primarily conducts its business in China through Shanghai Jieying and Qianxiang Changda, Kaixin’s VIEs and their subsidiaries, based on a series of contractual arrangements by and among Renren Auto, Kaixin’s VIEs and their shareholders. As a result of these contractual arrangements, Kaixin exerts control over Kaixin’s consolidated affiliated entities in the PRC and consolidates their operating results in its financial statements under U.S. GAAP. The following is a summary of the contractual arrangements that provide Kaixin with effective control of Kaixin’s VIE and that enables it to receive substantially all of the economic benefits from its operations.

Contracts that give Kaixin effective control of the VIEs

        Loan Agreements.    Renren Auto entered into loan agreements with each of the shareholders of Kaixin’s VIEs in 2017. Pursuant to these loan agreements, Renren Auto has granted an interest-free loan to each of the VIE shareholders, which may only be used for the purpose of a capital contribution to the VIE. The loans can only be repaid with the proceeds derived from the sale of all of the equity interests in VIEs to Renren Auto or its designated representatives. The term of the loans is 10 years from the actual drawing down of such loans by the shareholders of the VIEs, and will be automatically extended for another 10 years unless a written notice to the contrary is given by Renren Auto to the shareholders of VIEs three months prior to the expiration of the loan agreements. The VIE shareholders undertake, among other things, not to transfer any of their respective equity interests in the VIE to any third party.

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        Equity Option Agreement.    Renren Auto entered into equity option agreements with each of Jing Yang, James Jian Liu, Rui Yi and Thomas Jintao Ren in 2017. Pursuant to these equity option agreements, the VIE shareholders have granted Renren Auto an option to acquire all of each of their equity interests in the VIEs at the price equivalent to the lowest price then permitted under PRC law, with Renren Auto making payment of such price by cancelling all or an equivalent portion of the loan under the applicable loan agreement(s) of the VIE equity holder(s). Renren Auto may, at its sole discretion, at any time exercise the option granted by the VIE equity holders. Moreover, Renren Auto may transfer such option to any third party. The VIE shareholders may not, among other obligations, transfer, donate, pledge or otherwise dispose of their equity interest in any way, increase or decrease the registered capital of the VIEs, or enter into any material contracts except in the ordinary course of business unless otherwise expressly agreed to by Renren Auto. The equity option agreements remain in effect until all equity interest have been acquired by Renren Auto directly or through its designated representative or Renren Auto terminates the agreements unilaterally with 30-day prior written notice.

        Power of Attorney.    Each of Jing Yang, James Jian Liu, Rui Yi and Thomas Jintao Ren signed a power of attorney in 2017 pursuant to which each VIE equity holder irrevocably authorizes Renren Auto or any person designated by Renren Auto to vote on such VIE equity holder’s behalf at the shareholders’ meetings of the VIEs and exercise full voting rights as a VIE shareholder, including but not limited to, the right to propose a shareholders’ meeting, to accept any notification about the holding of such meeting, to attend the shareholders’ meeting and exercise full voting rights, and to sell or transfer any portion of the VIE equity holders’ equity interests in the VIEs.

        Business Operation Agreement.    Renren Auto entered into business operation agreements with Kaixin’s VIEs and the VIE shareholders in 2017, pursuant to which (1) each VIE shall not enter into any transaction which may materially affect such VIE’s assets, obligations, rights and operations; (2) each VIE and the VIE shareholders accept and strictly execute the proposals provided by Renren Auto in respect of the employment and dismissal of such VIE’s employees and the daily business management and financial management of such VIE; and (3) the VIE and the VIE shareholders shall only appoint individuals designated by Renren Auto as the executive director or director of the board of directors. Each of the VIE shareholders must sign powers of attorney assigning their powers and rights to Renren Auto. The term of each of these business operation agreements is 10 years and will be extended automatically for another 10 years except where Renren Auto provides prior written notice otherwise.

        Equity Pledge Agreement.    Renren Auto entered into equity pledge agreements with each of the shareholders of Kaixin’s VIEs in 2017. Pursuant to these equity pledge agreements, the VIE shareholders have pledged all of their equity interests in the VIEs as priority security interest in favor of Renren Auto to guarantee VIEs and their shareholders’ performance of their obligations under, where applicable, (i) the loan agreements, (ii) the exclusive technology support and technology services agreements, (iii) the intellectual property right license agreement and (iv) the equity option agreements. Renren Auto is entitled to exercise its right to dispose of the VIE shareholders’ pledged interests in the equity of the VIE and has priority in receiving payment by the application of proceeds from the auction or sale of such pledged interests, in the event any breach or default event under this equity pledge agreements occurs. The equity pledges on Shanghai Jieying’s equity interests are in the process of being registered with the relevant office of the Administration for Industry and Commerce in China. The equity pledge agreements will remain in full force and remain effective until the earlier of (1) the date on which all debts secured have been fully paid; (2) the date on which the pledgee exercises its right under this equity pledge agreement; or (3) the pledger transfers all of its equity interests in the VIEs to a third party according to the aforementioned equity option agreement.

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Contracts that enable Kaixin to receive substantially all of the economic benefits from the VIE

        Exclusive Technology Support and Technology Services Agreement.    Renren Auto entered into exclusive technology support and technology services agreements with Kaixin’s VIEs in 2017, pursuant to which Renren Auto provides exclusive technology support and technology services to the VIEs. In exchange, the VIEs pay service fees to Renren Auto based on the specific fee rate provided by Renren Auto with Renren Auto holding the right to adjust the specific fee rate based on the quantity, scope and nature, among other factors, of the services provided by it to the VIEs at any time. During the term of these agreements, Renren Auto has the right to waive the fee under any bill(s) at its sole discretion without the consent of the VIE. Renren Auto will exclusively own any intellectual property arising from the performance of these agreements. The term of each of these exclusive technology support and technology services agreements is 10 years.

        Intellectual Property Right License Agreement.    Renren Auto entered into intellectual property license agreements with Kaixin’s VIEs in 2017, pursuant to which Renren Auto grants to the VIEs non-exclusive licenses to use certain intellectual property rights as listed in these agreements during the VIEs’ normal business operations in the PRC. The VIEs pay Renren Auto license fees on a monthly basis. The parties to these intellectual property license agreements have made record filings of copies of these agreements to the relevant authorities subject to PRC law. The term of each of these intellectual property license agreements is five years and will be automatically extended for an additional one year unless either party provides the other party with prior written notice of termination.

In the opinion of TransAsia Lawyers, Kaixin’s PRC legal counsel:

● based on its understanding of the relevant laws and regulations, is of the opinion that each of the contracts among Kaixin’s wholly-owned PRC subsidiary; and

● Kaixin’s VIEs and their respective shareholders are valid, binding and enforceable in accordance with their terms, except that the pledges on the VIEs’ equity interests would not be deemed validly created until they are registered with the competent administration of industry and commerce, and do not violate applicable PRC Laws.]

However, we have been further advised by Kaixin’s PRC legal counsel that there are substantial uncertainties regarding the interpretation and application of current and future PRC laws, rules and regulations. Accordingly, the PRC regulatory authorities may in the future take a view that is contrary to the opinion of Kaixin’s PRC legal counsel. We have been further advised by Kaixin’s PRC legal counsel that if the PRC government finds that the agreements that establish the structure for operating Kaixin’s Internet related value-added business do not comply with PRC government restrictions on foreign investment in the aforesaid business Kaixin engages in, Kaixin could be subject to severe penalties including being prohibited from continuing operations. See “Risk Factors — Risks Related to Kaixin’s Corporate Structure.” See “Risks Related to Doing Business in China — Uncertainties with respect to the PRC legal system could adversely affect Kaixin.”

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KAIXIN AUTO GROUP’s BUSINESS

Mission

Kaixin is committed to providing a superior used car purchase and ownership experience to its customers. Kaixin’s passion and professionalism build trust and long-term customer loyalty.

Overview

Kaixin is the largest premium used auto dealership group in China in terms of the number of cities and locations of its Dealerships, and the second largest based on revenues in 2017, according to iResearch. As of June 30, 2018, Kaixin had 15 Dealerships covering 15 cities in 13 provinces in China. Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. Please see the pro-forma financial information on page 132 of this proxy statement for an explanation of how this divestiture will affect Kaixin’s financial results. On average, Kaixin’s Dealership operators have over ten years of experience in the used car industry. Kaixin provides used car buyers in China with access to a wide selection of used vehicles across its network of Dealerships, with a focus on premium brands, such as Audi, BMW, Mercedes-Benz, Land Rover and Porsche. In addition to auto sales, for the convenience of its customers, Kaixin also provides financing channels to customers and other in-network dealers through its partnerships with several financial institutions, including Ping An Bank, Shanghai Branch. Furthermore, beginning in the third quarter of 2017, Kaixin started to offer value-added services to its customers, including insurance, extended warranties and after-sales services.

Kaixin’s strong market position is enabled in part by its technology strength. Kaixin was founded by Renren, a pioneer in China’s internet industry, providing services including social media, online gaming and internet financing, has have transitioned from a provider of financing solutions to automotive dealers to a seller of used cars. Kaixin has leveraged Renren’s expertise and experience to integrate technology in support of its operating platforms, including a mobile app for consumers to browse for cars and purchase related value-added services, big data analytics used to optimize procurement and operational management and an auto dealership SaaS platform used to empower its Dealerships’ operations and management capabilities.

China is the world’s second largest automotive market as measured by car parc and will become the largest automotive market by 2023, according to iResearch. China’s new car sales growth is expected to slow down while China’s used car market is expected to continue to grow quickly. Kaixin believes that this presents an opportunity for disruption of the traditional auto sales business through its model, which seamlessly combines online and offline operations. According to iResearch, the Chinese automotive industry generated approximately RMB3.4  trillion (US$488.5 billion) in sales in 2017, with used car sales accounting for approximately RMB0.6  trillion (US$86.2 billion). These figures are expected to grow to RMB4.2  trillion (US$603.2 billion) and rMb1.6  trillion (US$229.8billion) in 2022, respectively. With little dealership brand differentiation and limited industry consolidation, there are more than 100,000 used car dealerships in China according to iResearch, and the largest dealer brand commands approximately 2% of the China market according to iResearch.

From the launch of its first Dealership market in mid-2017 to June 30, 2018, Kaixin sourced, reconditioned, marketed and sold approximately 5,090 used vehicles to customers across China. Kaixin’s sales have grown as it has increased its penetration in existing markets, expanded its network into new markets and built its brand awareness. Kaixin has experienced rapid growth in car sales volume through its auto sales business since its inception, with about 30, 770, 1,430, 1,960 and 1,710 vehicles sold in the three months ended June 30, September 30 and December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

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Competitive Strengths

Kaixin believes that the following strengths contribute to Kaixin’s success and differentiates it from its competitors:

Largest premium used car dealership network in China focused on the fastest growing and largest segment of the used car market by value

Kaixin owns and operates the largest premium used car dealership network in China in terms of the number of cities and locations of its Dealerships, and the second largest based on revenues in 2017, according to iResearch, with 15 Dealerships in 15 cities under the Kaixin Auto brand as of June 30, 2018. Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. Kaixin acquired each of its Dealerships based on their well-established presence in their respective markets. Kaixin’s business model is centered around internet technology and an offline strategy, as more than 99.5% of used car transactions in China were completed offline in 2017, according to iResearch, driven by premium used car buyers’ preference to evaluate cars in person as part of their purchasing decision. The inventory of Kaixin’s nationwide Dealership network consisted of approximately 1,000 vehicles valued at over US$73.9 million as of June 30, 2018, all of which were accessible to Kaixin’s customers.

Kaixin operates in the PRC, which is the world’s second largest market by car parc with 185 million cars in 2017, according to iResearch. China is expected to have the world’s largest car parc by 2023, representing a CAGR of 10.2% from 2017, according to iResearch. The premium used car market is the fastest growing segment of China’s used car market, and is expected to grow at 22.1% annually by value over the next five years, according to iResearch. Furthermore, the Chinese premium used car segment contributed approximately 33.9% of used car transactions by value in 2017, according to iResearch.

Unique big data and technology platform optimizes and supports Kaixin’s superior understanding of used car supply and demand dynamics

Kaixin’s unique data-driven SaaS platform employs advanced data analytics and artificial intelligence, or AI, to drive sales and growth. Kaixin collects over 20 million data points on used vehicles each day, including car make, model, pricing and sales data, which are analyzed and made accessible to its Dealerships. Kaixin’s AI technology is deployed to enable its Dealerships to identify specific supply and demand for different types of used cars by city, dynamic pricing levels for these vehicles, and drives their inventory management decisions. Kaixin’s SaaS system enables Dealerships and Kaixin Affiliated Network Dealers to use a “one click” service to easily submit cars in inventory to multiple online automotive platforms, including Kaixin’s own website and mobile app, Autohome and 58.com, which combine to serve an estimated average monthly user base of 3,000 users on its Dealer SaaS platform. Kaixin’s technology also provides its Dealerships with data to optimize pricing decisions. Kaixin has achieved an average quarterly growth rate of 26.8% in its average monthly GMV per quarter per Dealership, while maintaining average inventory days at or around the levels at the time of acquisition.

This unique technology is the key enabler of functionalities across Kaixin’s entire product suite, including its website, mobile app and social media landing pages, and plays a key part in helping dealers optimize their financial performance. Kaixin’s online infrastructure and technology will continue to play an important role going forward. Should consumers eventually become more comfortable shopping for vehicles entirely online, Kaixin’s technology platform is well positioned to support such, and other, changing trends. For example, its online purchase platform allows customers to select vehicles and confirm their purchases by paying a deposit online.

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The integration of Kaixin’s online inventory data sharing and offline nationwide Dealership network allows the sourcing and purchasing of used cars on a national level. Kaixin’s Dealerships can source a car which is located in the inventory of another Dealership in a different city. Customers can browse all of Kaixin’s inventory online and request a vehicle to be transported from another city.

Business model with built-in scalability through access to vehicle sourcing from Kaixin Affiliated Network Dealers

Kaixin’s Dealership network offers scalability without increasing its Dealership footprint and removes a key bottleneck of vehicle sourcing through its cooperation with Kaixin Affiliated Network Dealers. Kaixin maintains collaborative relationships with a large number of Kaixin Affiliated Network Dealers in the cities in which it operates. Similar to what leading online e-commerce platforms provide to their marketplace participants, Kaixin provides a whole host of services to Kaixin Affiliated Network Dealers, including car inspection, reconditioning, providing physical locations to store and display a car, website and mobile apps to promote a vehicle, brand support, SaaS and AI technology, as well as capital. Kaixin’s premium used car platform provides a superior branded sales channel for Kaixin Affiliated Network Dealers with premium used cars in inventory. Kaixin leverages its AI technology to assist Kaixin Affiliated Network Dealers in targeting optimization for used car sourcing, and also provide financing to assist car buyers.

Kaixin’s expanding network provides benefits of scale, including better discounts on advertising and rebates on promoting insurance products. Kaixin can inspect and evaluate vehicles in one locale and sell to another. Moreover, Kaixin is able to maximize the individual strengths of each of its Dealerships to optimize the sourcing and selling expertise at each individual location.

Comprehensive business model, providing value-added products and service offerings covering all stages of the vehicle purchasing process and ownership lifecycle

Kaixin’s integrated online to offline business model combines traditional premium used car dealerships, which remain the preferred purchasing channel for premium vehicles, with its management team’s expertise and background in internet businesses to provide its customers with multiple points of engagement throughout each stage of a customer’s vehicle ownership lifecycle.

Service standardization under the Kaixin Auto brand allows Kaixin’s customers to purchase vehicles with confidence. Kaixin has partnered with leading financial and insurance institutions to offer consumer, financing and insurance products to prospective customers through its own Dealerships, the Kaixin Affiliated Network Dealer network and other in-network dealers. Kaixin’s after-sales service centers provide a full-suite of inspection, repair and reconditioning and value-added services to both existing and future customers. These high margin subscription-like businesses offered through Kaixin’s service center and other centers it plans to open further strengthen Kaixin’s brand awareness and increase customer loyalty to drive long-term, sustainable profitability.

Talented and experienced board and management team with strong internet expertise and deep passion for the automotive business

Kaixin’s board and management teams have strong backgrounds in the internet and automotive retail industries. Together with its partners who remain as part owners of its Dealerships, Kaixin’s operational team of owners and employees have similar goals and visions to establish it as the leader in the premium used car dealership space in China. On average, Kaixin’s Dealership operators have over ten years of experience in the used car industry.

Strategies

Kaixin’s goal is to continue to lead and define the premium used car industry in China. Kaixin intends to achieve this through implementing the following key strategies:

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Build out and strengthen Kaixin’s Dealership network in new cities and markets

Kaixin intends to strengthen the premium used car segment in China by identifying and acquiring accretive separate dealership groups. With 15 Dealerships as of June 30, 2018, and other dealerships which it may acquire, Kaixin believes that it can achieve an optimal Dealership footprint across key markets in China. Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. Kaixin’s Dealership network will provide customer coverage across the fastest growing premium used car markets in China, and enable customers to access a wide array of premium used cars in its inventory across various regions which are sourced via its Dealerships, as well as Kaixin Affiliated Network Dealers.

Expand inventory sourcing capability through Kaixin Affiliated Network Dealers

Kaixin intends to continue to expand its business over the long term by enhancing its value proposition to Kaixin Affiliated Network Dealers and improving its software and service offerings. By improving the quality of its analytics, it can enable Kaixin Affiliated Network Dealers to improve their inventory acquisition decision making process and enhance its cooperative relationships with them. A strong relationship with these Kaixin Affiliated Network Dealers will be instrumental in allowing Kaixin to enhance its sourcing capability and the breadth of its inventory, as well as provide Kaixin with additional avenues to promote its value-added services, such as trade-in services and financing and insurance products.

Enhance technology and product offerings

Improvements in the quality of its analytics capacity and product offerings will enhance the financial performance across both its own Dealership groups and Kaixin Affiliated Network Dealer partners. Further, Kaixin believes that the monetization value of its data and platform will increase over time as its price and demand predictions improve in efficiency and quality. This may enable Kaixin to improve the effectiveness of its advertising, as well as deploy insights gained from its data into related industries and channels. Kaixin may additionally be able to increase traction with advertisers on its platforms through customer acquisition capabilities.

Kaixin intends to continue to invest and strengthen its online infrastructure and technology. As consumers continue to become more comfortable purchasing vehicles online, its technology platform is well positioned to play a very relevant role in the changing ecosystem.

Leverage its platform and brand to strengthen Kaixin’s customer service and engagement levels

Renren launched the Kaixin brand in 2009 and it became popular in the early 2010s as a leading social gaming brand. Since that time, Kaixin remained in the intellectual property portfolio of an affiliate of Renren. In March 2018, the Kaixin domain name was transferred to Kaixin by Renren, and in May 2018, Kaixin was granted an exclusive license by Renren’s affiliate to use the Kaixin brand, which has now been repurposed for the Kaixin Auto brand. Social gamers from those years are now of an age associated with meaningful purchasing power for the premium vehicles Kaixin offers. Kaixin aims to leverage the goodwill associated with the Kaixin Auto brand to increase its customer base and brand loyalty.

Kaixin intends to standardize and improve its product and service offerings at its Dealerships by making efforts such as customer-engagement training, employee incentive programs and customer support platforms. Kaixin also intends to broaden the scope of engagement and cooperation with its financing and value-added service partners to offer best-in-class ancillary services to strengthen customer engagement. Kaixin intends to selectively build out its value-added services to provide multiple touch points to existing and future customers, which will enable Kaixin to become their one-stop shop for all of their existing and future automotive needs.

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Focus on long-term success

Kaixin has operated and intends to continue to operate its business with a long time horizon in mind. The Chinese used car industry is rapidly evolving with tremendous growth potential. Since it commenced operations of its Dealerships in the second half of 2017, Kaixin has been focused on consolidating the premium segment of the used car market in China, optimizing its business model and improving its brand’s value proposition to customers and partners. Kaixin believes that its current market position is the result of its culture of innovation and focus on long-term sustainable success, rather than short-term gains. Kaixin believes that the premium used car segment of the Chinese market has lacked a leader that commands consumer loyalty, and it therefore intends to continue to invest in its greatest long-term assets, namely the Dealerships under the Kaixin Auto brand, along with its people and partners.

The Kaixin Operational Model

Kaixin serves customers through its innovative business model in which it provides an integrated technology system, centralized operational control and management, a unified brand and capital support to its Dealerships. Kaixin believes its proprietary technology and vertically-integrated business model allow it to manage its variable cost structure and provide substantial value to customers. Kaixin’s relationships with its Dealerships combine the advantages of brick-and-mortar facilities which allow customers to browse and physically experience automobiles prior to purchase, and its technology which can engage customers and allow them to easily evaluate its product offerings online. Furthermore, Kaixin is able to provide highly-transparent and personalized financing solutions that result in speedy transactions with competitive lending terms via its financing partners.

Kaixin’s Dealerships benefit from its network that empowers the operations of its Dealerships while maximizing their local expertise. Dealerships can facilitate customer referrals and coordinate on acquisition of inventory. Kaixin’s brand awareness also enables Dealerships to achieve cross-region vehicle sales. Additionally, Dealerships also benefit from Kaixin’s highly integrated operating platform and data analytics functions that are provided by Kaixin’s Dealer SaaS system.

Value Propositions to Car Buyers

●	Kaixin provides fully-integrated online and offline sales channels to car buyers, aiming to create a superior and convenient vehicle purchase experience. Online channels are important to engage customers and provide information about used cars it offers for sale. Kaixin provides high quality photos of the vehicles Kaixin sells from multiple angles, allowing consumers to browse Kaixin’s inventory online and attract them to physically visit Kaixin’s Dealership Outlets. Kaixin’s offline presence with professional sales staff and a comprehensive showroom experience provides convenience to buyers, who typically want to view the car in person, understand its history, take it for a test drive and establish trust before making a purchase.

●	Kaixin’s nationwide inventory, which undergoes Kaixin’s inspection process and reconditioning process for quality assurance, is optimized based on market insights into popular models and pricing trends through Kaixin’s technology systems. Kaixin offers third-party financing, value-added services including extended warranties, insurance, and after-sales services. Kaixin’s customer support specialists are available to answer customer questions that arise throughout the process. At every transaction milestone, Kaixin strives to provide the level of customer service that makes purchasing a car an enjoyable and memorable experience.

Value Propositions to Other In-Network Dealers

●	Kaixin is a reliable and trustworthy partner for car dealers outside of Kaixin’s Dealership network. Kaixin offers a particularly attractive value proposition to small and medium-sized dealers, who may not have a nationwide platform of customers, financial resources, dealership infrastructure, marketing channels and ancillary service capabilities, such as consumer financing, extended warranties and insurance. Kaixin is an important partner of many such dealers through the Kaixin Affiliated Network Dealer model pursuant to which it acquires and markets their inventory and shares a percentage of the profit with them. Kaixin intend to allow Kaixin Affiliated Network Dealers to also take advantage of its Dealer SaaS technology platform, which provides market insights on pricing trends and related dynamics, popular models and other dealer management functionality.

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Value Propositions to Financing and Value-Added Services Partners

●	Kaixin is a key channel partner for financing and value-added services partners, such as providers of insurance and extended warranties. Kaixin makes referrals to both customers of its Dealerships and customers of other dealers on its platform. Many of these partners may not have direct marketing channels in the used car industry, and Kaixin provides this critical link to their business. For instance, Ping An Bank, Shanghai Branch, has designated Kaixin as a representative for its auto financing business. In addition, Kaixin is able to help these partners to more effectively market their products due to its closeness to customers and connections to auto customers through its Dealerships and relationships with other dealers in its network. Kaixin’s relationships also allow them to conserve capital and resources in lieu of expanding their in-house marketing department.

Kaixin’s Businesses

Kaixin has pioneered a novel business model, under which it has obtained control of Dealerships across China, providing an integrated technology system, centralized operational control and management, a unified brand and capital support. Kaixin primarily generates revenues from sales of used cars, as well as fees obtained from its role as a channel partner for third-party auto financing and other value-added services. Kaixin also generates revenues in connection with consignment arrangements with third party dealers whereby Kaixin facilitates sales of their cars. In 2017 and the six months ended June 30, 2018, revenues generated from auto sales constituted 80.8% and 97.2% of Kaixin’s revenues, respectively, while floor financing revenues comprised 17.6% and 1.0%, respectively, and other value-added services revenues comprised 1.6% and 1.8% of Kaixin’s revenues, respectively.

Automobile Sales Business

In Kaixin’s automobile sales business, it primarily sells used vehicles and related products and services. Kaixin’s inventory is comprised of used vehicles it purchases from car owners and other sources for resale across its network, which consisted of 15 Dealerships as of June 30, 2018. Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. As of June 30, 2018, Kaixin offered an inventory of approximately 1,000 vehicles, including 950 used vehicles and 50 new vehicles. Kaixin believes its comprehensive inventory provides a wide selection to its customers. In addition, Kaixin has leveraged its deep technology expertise in generating traffic of potential buyers, providing targeted marketing, and optimizing its operational model.

Used Car Sales

Through its used car sales business which was launched in the second half of 2017, Kaixin sells premium used cars, which include brands such as Audi, BMW, Mercedes-Benz, Land Rover and Porsche. For the six months ended June 30, 2018, used car sales accounted for 85.6% of all of the vehicles Kaixin sold. Kaixin displays vehicles at its in-store showrooms as well as on its Kaixin Auto mobile apps and website, and through other online vertical channels, such as Autohome and 58.com. Kaixin has found that while customers tend to browse for autos on its mobile apps and website, which serve as a key tool for reaching and engaging potential customers, sales occur at physical Dealership Outlets given the importance of the showroom and test drive experience in the premium used car segment.

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Kaixin only sells vehicles that are able to pass its thorough inspection process consisting of over 140 steps, which it is able to perform at scale across its network of Dealerships prior to reconditioning. Furthermore, Kaixin’s extensive inventory system maximizes the breadth of vehicle selection for customers at any given location and is displayed on its web and mobile apps to all of its customers nationwide. This results in a higher likelihood that customers are able to find the make, model, year and color combination that they desire. In contrast, traditional dealerships are limited in the range of selection because they typically offer only a local inventory of a few hundred vehicles at each location.

Used Car Sourcing.

Kaixin obtains used vehicle inventory through the large and liquid national used-car market. Kaixin acquires vehicle inventory from a variety of sources, including auto finance and leasing companies, internet-only sales platforms, new car dealers who obtain used cars as trade-ins for their sales, and its customers. Kaixin has separated the practice of trading in a used vehicle in conjunction with the purchase of another vehicle into two distinct and independent transactions. Kaixin’s sourcing operations are generally conducted by its Dealerships, supported by its Dealer SaaS system which provides market insights on pricing trends and related market dynamics, popular models and other dealer management functionality. In 2018, Kaixin developed a supplemental Kaixin Affiliated Network Dealer model for used vehicles whereby it, through its Dealerships, works with local, small-scale auto dealers to obtain used vehicles. Under the Kaixin Affiliated Network Dealer program, Kaixin may advance funds for the purchase of used car inventory. In the past, Kaixin has also entered into ordinary consignment sales arrangements pursuant to which Kaixin markets and sells used car inventory on behalf of another used car dealer and collects a percentage of the sale as an agency fee. Such arrangements were not formalized as an operational program and differed from the Kaixin Affiliated Network Dealer program in that under the ordinary consignment arrangements, Kaixin did not provide funding for the acquisition of automobile inventory, as it may do under the Kaixin Affiliated Network Dealer program.

In addition, Kaixin uses internally-developed algorithms to advise its Dealerships which types of cars to target and market and appropriate prices, identifying criteria such as make, model, price range, and likely locations of such cars. Kaixin’s software sifts through over 20 million data points per day, yielding approximately 6 million unique items after de-duplication, data normalization and anomaly removal. Using this data, Kaixin can evaluate tens of thousands of potential vehicle purchases each day, giving Kaixin a distinct advantage over traditional in-person sourcing methods. Kaixin utilizes a broad range of data sources, including proprietary internal data and a variety of external data sources to support its assessments. On average, vehicles sourced by Kaixin have relatively low mileage, no accident history and are less than three years old.

Inspection and Reconditioning.

Before Kaixin acquires a vehicle, it undergoes a thorough inspection process, consisting of over 140 steps and covering all major systems, controls, features, brakes, tires and cosmetics. This process was developed by a team which had previously worked at the German Auto Quality Standards Organization. Kaixin does not acquire vehicles which are in poor condition, have a history of accidents, water or fire damage and extensive mileage, or other unacceptable attributes into its inventory. When an inspection is completed, Kaixin estimates the necessary reconditioning cost for the vehicle and expected timing for the vehicle to be made available for sale. Kaixin also determines the reconditioning scope to bring the vehicle up to its internal quality standards. Each reconditioning location includes trained technicians, vehicle lifts, dent repair and paint capabilities, and receives on-site support from third party vendors with whom Kaixin have integrated systems to ensure ready access to parts and materials. Kaixin’s centrally trained repair teams perform routine mechanical and minor body repairs in-house at its Dealerships.

New Car Sales

Kaixin’s Dealership in Ji’nan currently also offers certain new cars, which are primarily parallel imports of the same major brands it sells in its used car business. For the six months ended June 30, 2018, new car sales accounted for 79.2% of all of the automobiles sold at Kaixin’s Ji’nan Dealership and 12.7% of all the automobiles Kaixin sold in the same period. In 2017, new car sales contributed approximately 18.9% of Kaixin’s automobile sales revenues and accounted for 14.8% of all of the automobiles Kaixin sold. Kaixin’s new car sales model is very similar to the description under “— Used Car Sales” above, with the main difference being the sourcing of vehicles, which are typically sourced from manufacturers and other suppliers.

In accordance with the terms of the Exchange Agreement, Kaixin’s new car sales operations, including the Ji’nan Dealership and related assets, was transferred to an affiliate of Renren in January 2019.

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Merchandising, Transportation and Fulfillment

To provide transparency to customers, Kaixin provides extensive external and interior photographs of each vehicle on its online catalog. Kaixin has instituted a unified standard across all reconditioning centers to ensure a consistent customer experience.

Kaixin typically relies on trusted third-party transportation partners to assist with the transportation of vehicles between Dealership Outlets, reconditioning centers and storage locations. Kaixin stores inventory at its Dealerships, and when a vehicle is sold, it is available for direct pick-up or shipping to customers, whether locally or across provinces.

Kaixin’s Floor Financing Business

In Kaixin’s used car floor financing service, which was launched in the first quarter of 2015, it extends credit to its Dealerships and other dealers in its network. Kaixin’s loans to used car dealerships are structured on a finance lease basis, whereby the entity lessor sells Kaixin the vehicle before leasing it back from Kaixin, making payments over time, although for accounting purposes the transaction is not treated as a sale as it is not substantively a sale due to the economic substance of the transaction. As of December 31, 2017 and June 30, 2018, Kaixin had extended credit in aggregate outstanding amounts of RMB839.5 million (US$129.0 million) and RMB 142.5 million (US$21.5 million), respectively, to third- party, non-majority-owned dealers. Kaixin does not formally transfer the registration of the vehicle into its name or file mortgage registrations relating to the lease of the vehicle, but its contract with the lessor obligates the lessor not to take any action that could undermine Kaixin’s title to the vehicle. Further, Kaixin retains in its control all documents relating to the vehicle and title and provide markings for the vehicle identifying it as owned by it. Kaixin’s employees inspect the cars that are sold and leased back under these arrangements and visit the borrowers periodically to ensure that cars recorded as still in inventory have not been sold and that cars that have been sold are replaced by new inventory that becomes part of the security for the loans. Kaixin’s floor financing business currently has ceased to extend financing to third parties, and instead focuses on internal financing to its Dealerships.

Funds for Kaixin’s floor finance business have historically been provided in part by the issuance of ABSs collateralized by that credit financing, other peer-to-peer platforms and Renren Licai, Renren’s financing platform. These ABSs are reflected as liabilities on Kaixin’s balance sheet and the corresponding collateral, which is constantly renewed over the life of the securities, as assets. As of December 31, 2017, Kaixin had RMB510.6 million (US$78.5 million) of ABSs outstanding, and all ABSs were repaid in April 2018, such that the corresponding balance was nil as of June 30, 2018.

During 2017, Kaixin provided floor financing to third party used car dealers in addition to its Dealerships. Kaixin currently only extends new financing to its Dealerships, such that the intracompany loans and principal and interest payments are consolidated in its financial statements, while it pays interest at a group level to lenders when the funds involved in the loan are obtained from a third party financing partner.

Auto Loan Financing Facilitation

The availability of financing for car sales at Kaixin’s Dealership Outlets is a critical component of the vehicle purchase process, and having an array of financing sources increases approvals, expands finance opportunities for customers and mitigates business risks, which Kaixin believes is an important competitive advantage. As of June 30, 2018, Kaixin’s financing facilitation network extended to approximately 500 dealers in over 35 cities. In its financing facilitation business, Kaixin provides customers access to credit across a wide range of the credit spectrum through its partnership with Ping An Bank, Shanghai Branch. This partnership covers Kaixin’s Dealerships as well as a number of other third-party dealers in cities across China. Kaixin also cooperates with other major PRC financing partners. Kaixin has a direct arrangement with Ping An Bank, Shanghai Branch, while its agreement with its other primary PRC financing partner is through one of its major consumer financing affiliates. In addition to its relationship with these partners, Dealerships may partner with other local financing providers.

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Kaixin utilizes its sales team, Dealership financial managers and sales agents, as well as representatives from its financing partners, to promote automotive financing solutions and explain the key terms to prospective car buyers. Kaixin provides credit application forms to, and collect completed applications from, prospective car buyers. There is typically an interim period between the financing approval and the disbursement of funds of up to a few weeks. To address this, Kaixin typically provides interim financing to its Dealerships to allow them to complete sales and allow customers to begin to enjoy their purchased vehicles immediately, which Kaixin records on its balance sheet as current assets. Kaixin’s interim financing is repaid when customers register their vehicles as collateral to the lending bank, which then releases the funds to it.

Kaixin charges financial institutions service fees for credit origination. These service fees are typically based on a percentage of the principal amount of the relevant financing transaction. In 2017 and the six months ended June 30, 2018, Kaixin facilitated financing transactions in the total amount of RMB483.1 million and RMB 776.8 million, respectively. In its role as a channel partner, Kaixin does not take counterparty risk in connection with these consumer financing activities or carry related assets and liabilities its balance sheet, which it believes is a key advantage over its competitors who do. This reduces risks to Kaixin’s business while giving it the advantages of stability, customer convenience and ability to benefit from this additional source of revenue.

Value-Added Services

In addition to sales of cars and its auto loan financing facilitation business, Kaixin offers a number of value-added services to its customers. Kaixin provides these value-added services, including insurance, extended warranties and after-sales services, through its Dealerships as well as other in-network dealers.

Kaixin believes that it has a deep understanding of car buyers’ insurance needs and is able to offer products with competitive pricing and coverage policies. Kaixin will continue to explore and identify opportunities which may include additional types of insurance, car customization, maintenance and repair, and personal wealth management products.

Insurance and Warranties

The products currently offered through Kaixin’s platform are insurance and extended warranty coverage. Kaixin’s platform facilitates value-added services to car buyers, which currently comprise sales of third-party insurance policies and third-party extended warranty coverage. Kaixin’s scale and ability to provide an effective channel for insurance brokers and companies to acquire customers have enabled it to negotiate more favorable standard terms for car buyers. Kaixin earns service fees from insurance and extended warranty policy brokers for facilitating the sale of such insurance products.

●	Insurance. In the third quarter of 2017, Kaixin started to facilitate the sale of insurance products for insurance brokers. Kaixin is able to provide access to a large number of car buyers for insurance brokers and companies, making it a natural and highly efficient partner for them to promote their insurance products. The insurance products currently offered through Kaixin’s platform are related to accident insurance. Kaixin plans to collaborate with additional insurance brokers and companies to facilitate the offering of new types of insurance policies, as it gains further experience in facilitating insurance products.

●	Warranties. Beginning in the second quarter of 2018, Kaixin has served as a distribution channel for automobile extended warranty providers to offer their products to its customers. Kaixin plans to increase its collaboration with extended warranty partners as its business grows.

After-Sales Services

Kaixin provides customers with a range of related after-sales products and services, including detailing, maintenance and accessories. Kaixin caters to customers via this one-stop offering which supplements its used auto sales. Its one-stop service simplifies the process for its customers. Kaixin currently operates one after-sales service center. Kaixin views its after-sales offering as a key part of its customer engagement and part of its closed-loop business model, which serves customers at each stage of the vehicle ownership cycle. First, customers in the premium used car segment expect extensive after-sales services and value this as part of their relationship with Kaixin. Second, Kaixin views after-sales services as a critical component for its Dealerships to retain their existing customers. Lastly, Kaixin believes this enables it to yield increased repeat business.

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Kaixin’s Dealership Network

Kaixin’s network of Dealerships is focused primarily on tier 2 and below cities, where it believes the mix of cost structure, consumer demand and opportunity for growth is most favorable.

The below graphic illustrates the scale of Kaixin’s network as of the date of this proxy statement:

Dealership Evaluation and Selection Process

In expanding its network of Dealerships, Kaixin carefully considers potential markets and conducts a systematic evaluation of each potential new site, using a scoring system that it has developed internally. In its scoring system, Kaixin considers a number of factors in the area served, including:

●    location, nature and quality;

●    population density;

●    age distribution and average disposable income of consumers;

●    spending patterns, dining habits and frequency of consumers;

●    locations of other car dealerships;

●    estimated customer traffic;

●    structure of the dealership, including availability of showroom and parking space; and

●    rental costs, lease economics and estimated return on investment.

Due to its active and systematic evaluation process, Kaixin is able to maintain a robust pipeline of potential Dealerships and locations. In addition, Kaixin also recommends suitable locations for its existing Dealerships to expand their operations.

Management of Dealerships

Kaixin has adopted an operating model for its auto sales business which Kaixin believes aligns the economic interests of its Dealerships, in which Kaixin retains majority control, with its overall business. Kaixin provides capital, a unified brand, technology system and operational coordination to its Dealerships. Under this model, all of the cash flow, operational activities and financial and accounting recordkeeping across its Dealerships is centrally managed. In addition marketing and promotional activities are also centrally managed, although certain aspects may be executed at the Dealership level. Kaixin also supports Dealerships with its Dealer SaaS Platform, powered by big data and AI, which provides market insights and dealer management functionality, including inventory management, used car assessment, customer management, order management, financing management and reporting, and assists them in making day-to-day operational decisions. It also empowers their sales via data mining and analysis of existing customer data bases and online lead generation.

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As of June 30, 2018, Kaixin had 15 Dealerships. Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. Kaixin believes that this promotes customer loyalty and provides significant operational advantages, by introducing standard practices, such as operational rules, legal documentation and processes. It also creates a common culture to promote bonding and buy-in among its direct employees, dealers and other workers across its platform.

Kaixin’s internal team for Dealership management is responsible for day-to-day operational matters as well as development and expansion of its Dealership network. One of their responsibilities is to monitor compliance with the operational obligations for the management of Kaixin’s Dealerships. Kaixin refers to these conditions as the “constitution” governing the management of Dealerships.

These obligations include:

●	synchronization of the financial system, business processes and rules and regulations with Kaixin’s platform, such as:

●	financial regulations, which cover use of funds, revenue recognition and other accounting regulations;

●	vehicle procurement standards;

●	vehicle evaluation and quality control, relating to used car evaluation, certification and pricing;

●	inventory management, which covers warehousing and outbound regulations;

●	vehicle sales regulations, which cover display and marketing;

●	personnel and organization structure regulations;

●	management regulations, which relate to facility development and management;

●	adoption of Kaixin’s Dealer SaaS Platform, which is the primary tool for monitoring compliance; and

●	adoption of Kaixin’s governance structure, which requires that each special purpose vehicle’s board consists of three directors, two of whom are appointed by Kaixin.

In the event that these conditions are not fulfilled, Kaixin is entitled to recourse against the seller of the Dealership or terminate the equity purchase agreement. Kaixin also has the option to terminate the equity purchase agreement in certain circumstances, including but not limited to, the death or incapacity of the seller, issues of integrity or criminal conviction of the seller, material default by the seller, or Kaixin’s failure to complete an initial public offering within three years following signing of the relevant equity purchase agreement due to third-party reasons or force majeure. A seller may suspend or terminate Dealership services voluntarily or involuntarily due to various reasons, including Kaixin’s failure to complete an initial public offering within three years following entry into the relevant equity purchase agreement for reasons other than third-party reasons or force majeure. In connection with the Business Combination, Kaixin entered into amendment agreements with Dealership operators in January 2019 pursuant to which it was confirmed that the Business Combination qualifies as an initial public offering, and that Renren will be responsible for settling contingent obligations to Dealership operators and indemnify CM Seven Star for related liabilities.

Kaixin’s relationships with our Dealerships are described in further detail below under “— Certain Legal Arrangements — Legal Arrangements with Dealerships and After-Sales Partners.”

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Customers

Kaixin attracts customers primarily through its Dealerships. In addition, Kaixin attracts customers through other online automobile advertising platforms, such as Autohome and 58.com.

Kaixin seeks to deliver a superior auto purchase experience to its customers. Leveraging the resources on its platform, Kaixin also offers automotive financing solutions through partners to car buyers to facilitate their purchases. In addition to automotive financing solutions, the Kaixin platform also offers value- added services and facilitates after-sales services such as insurance products.

Kaixin also maintains contact with many car buyers after they complete purchases with it, and particularly, if Kaixin believes they may become interested in purchasing another car or other after-market services, particularly insurance products Kaixin may offer.

Customer Lifecycle

Search and Discovery. Kaixin attracts customers through a variety of channels, including referrals, walk-ins, especially for certain of our Dealerships located in prime areas, and online performance-based advertising. Kaixin believes referrals are key to its customers as they will want to purchase used cars from a business they can trust. The Kaixin website and mobile app allow prospective car buyers to instantly browse, research, filter and identify vehicles that interest them from an inventory of over 350 automobiles that it offers for sale. Kaixin has also developed a series of innovative features to enhance the customer experience and enable better product discovery, such as engaging images and other content, as well as easy-to-use site navigation tools and personalization features. In addition, Kaixin also utilizes other online vertical channels such as Autohome and 58.com. When customers click on listings, they are able to leave their contact information, which will be forwarded to Kaixin’s sales team at the relevant Dealership. A member of the Dealership sales team will make an appointment with the customer to visit the showroom.

Transaction Execution. A customer may decide to purchase a vehicle on the first visit to a Kaixin showroom, although in the premium segment, customers often spend some time before making a final purchase decision. Once a purchase decision has been made, the customer is able to complete the purchase at a Kaixin Dealership Outlet and if desired, apply for a loan to purchase the car through one of Kaixin’s partners. They are able to complete purchases rapidly, pending only approval of financing when it is required. Once a loan is approved by one of Kaixin’s main financing partners, there is typically a waiting period of up to a few weeks before the bank releases the loan funds to the customer. Kaixin uses its own capital during the interim period between approval and release of funds by the financing partner. Kaixin strives to limit hidden fees, such that Kaixin’s single price includes transfer of title and registration fees.

Financing and Payment. Through its financing partners, Kaixin is able to offer down payment and monthly payment combinations that allow customers to choose their preferred financing. Kaixin has currently integrated its system with Ping An Bank, Shanghai Branch to allow customers to apply for financing online or on-site at its Dealership Outlets. Kaixin is currently integrating with another major PRC financial institution and expect to support similar functionality in the second half of 2018.

Trade-in. In the event a customer wishes to trade in their existing car, Kaixin is able to provide rapid estimates to assist them in making their decision using its technology system powered by its big data insights. Kaixin typically offers favorable trade-in terms in connection with sales.

Post-sale customer care. Once customers receive their car, Kaixin’s customer service representatives manage the post-sale coordination and service call process. Kaixin believes these policies serve to cement the confidence its customers have in the quality of its vehicles and are helpful in generating referrals and repeat business.

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Sales and Marketing

Automobile Sales

Kaixin believes that its customer base is similar to the overall market for premium automobiles. To date, the growth of Kaixin’s automobile sales business has primarily been through customer referrals. Kaixin also believes that its strong customer focus ensures customer loyalty which will drive both repeat purchases and referrals. Kaixin’s sales are primarily made in-store, but it has invested heavily in online sales channels, including through the Kaixin app and web interface. Kaixin also utilizes other online vertical channels such as Autohome and 58.com. Kaixin believes that this is a key advantage over its competitors, whether traditional dealers, who do not have a strong online presence, or online-only competitors, who lack the offline infrastructure and in-store experience that Kaixin is able to provide.

Marketing and Brand Promotion

Kaixin believes that brand recognition is important to its ability to attract users, and it is currently aggressively rebranding its Dealerships, many of whom have an established local brand, as Kaixin Dealerships. Currently, Kaixin co-brandings its Dealerships to associate their existing brands with the Kaixin brand, which means “Happiness” in Chinese and has had strong impact and positive response in other applications, including a social gaming platform previously operated by Renren. By empowering our Dealerships with this highly recognizable brand name, they will gain further credibility and trustworthiness.

To date, user recognition of Kaixin’s brand has primarily grown virally and by referrals, and Kaixin has built its brand with modest marketing and brand promotion expenditures. To encourage such viral growth, Kaixin focuses on continuously improving the quality of its services, as it believes that satisfied users and their friends are more likely to recommend its services to others. In addition, Kaixin works with Dealerships on marketing initiatives to further leverage its brand value. Kaixin’s Dealerships also engage in certain other promotional activities, including placement of local radio ads.

Kaixin anticipates that its future sales and marketing expenses will consist primarily of performance-based advertising, with the focus of driving traffic that will translate into customer purchases. Kaixin believes that this is an appropriate strategy in the premium used car market, where customers are widely distributed and who engage in used car transactions relatively infrequently. Kaixin expects that these advertisements will generally fall into three areas: vertical automotive media, selected online channels and selected offline channels. In addition to paid channels, Kaixin intends to attract new customers through enhancing its media and public relations efforts, including organic marketing to enhance its reputation. Although it may have to expand its promotions from time to time, especially when it launches new services or products, Kaixin expects that its marketing expenses for these promotions will be relatively small when compared to those of its principal competitors.

Customer Services

Each Dealership has a team of customer support specialists who provide assistance to customers. Kaixin’s specialists are available to assist customers with questions that arise throughout the car purchase process. These specialists are available via online chat or telephone and help customers navigate the website, answer specific questions and assist in loan applications. Kaixin takes a consultative approach with customers, offering live support and acting as a trusted partner to guide them through each phase of the purchase lifecycle. Kaixin is committed to providing customers with a high quality transaction experience. The effectiveness of the Kaixin model is reflected in its strong customer referrals. Kaixin focuses on developing its customer support specialists and providing them with the information and resources they need to offer exceptional customer service.

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Competition

The PRC automobile marketplace is highly fragmented, and there are more than 100,000 used car dealerships in the PRC, according to iResearch. The top 100 used car auto dealers collectively hold less than 10% market share by trading volume, according to iResearch. A number of used vehicles are also bought and sold through privately negotiated transactions.

Technology

Kaixin’s business is driven by data and technology at all stages of the process, from inventory purchasing, reconditioning, photography and annotation through online merchandising, sales, financing, logistics, and delivery. Kaixin’s proprietary and exclusive technology portfolio includes:

Customer Interface. Through its mobile app and website, Kaixin allows customers to conveniently browse vehicle inventory, arrange visits to showrooms, and understand the car buying process. Users are also able to pay deposits online once an automobile is selected and reserve it for purchase. Users who desire to sell their cars to Kaixin are able to input information to receive an estimate for the sale of their car.

Dealer SaaS System. Kaixin’s Dealer SaaS system is designed to cover every aspect of a car dealer’s daily operations, including finance, inventory, sales, procurement, vehicle assessment, and value-added services to improve operational efficiency. It also provides market data insights to assist dealers in their inventory procurement and marketing. Kaixin includes all of its Dealerships as well as certain other in-network dealers in the use of this platform. The Dealer SaaS system is supported by cloud-based functions, and Kaixin also provides certain functions via its mobile apps and website.

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The following graphic depicts the structure and function of Kaixin’s Dealer SaaS platform:

Kaixin Affiliated Network Dealer SaaS. In addition to providing services for Dealerships, Kaixin intends to open the Dealer SaaS platform to Kaixin Affiliated Network Dealers. Any premium car dealer will be able to provide quality cars to the Kaixin inventory system for other car dealers to choose from, improve the sharing and exchange of vehicle information and help increase turnover.

Big data analytics. Kaixin’s big data analytics system collects over 20 million data points daily, covering approximately 490 cities. After de-duplication, data normalization and anomaly removal, this yields approximately five million unique, highly relevant data items related to used vehicles for further analysis. Key inputs for this system include used car make, model, pricing and sales data, which Kaixin gathers from most major online used car vehicle data sources in China at a national level. Kaixin also leverages data sourced from Che Yi Pai, a B2B used car auction service provider. These provide a 360-degree view of market conditions using AI technology. These outputs include auto listing volumes and historical supply and demand trends; sales data at the province level; and pricing and sales data at the municipality level, to generate actionable insights for Kaixin’s business, including inventory analysis, procurement intelligence and trend tracking. For instance, Kaixin is able to generate supply and demand curves for used cars of various models, brands and prices for specified time periods and in specified provinces and cities.

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Employees

Kaixin had 536, 454, 697 and 698 full-time employees as of December 31, 2015, 2016 and 2017 and June 30, 2018, respectively. The following table sets forth the number of Kaixin’s employees by function as of June 30, 2018:

Functional Area	Number of Employees	% of Total
Management and administration	68	9.8
Sales and marketing	525	75.2
Operations	24	3.4
Research & development	81	11.6
Total	698	100

Kaixin believes that it offers its employees competitive compensation packages and a dynamic work environment that encourages initiative and is based on merit. As a result, Kaixin has generally been able to attract and retain qualified personnel and maintain a stable core management team. Kaixin plans to hire additional experienced and talented employees in areas such as big data analytics, AI, marketing and operations, risk management and sales as it expands its business.

As required by PRC regulations, Kaixin participates in various government statutory employee benefit plans, including social insurance, namely pension insurance, medical insurance, an unemployment insurance plan, a work-related injury insurance plan and a maternity insurance plan, and a housing provident fund. Kaixin is required under PRC law to make contributions to employee benefit plans at specified percentages of the salaries, bonuses and certain allowances of its employees, up to a maximum amount specified by local government regulations from time to time. Kaixin enters into employment agreements with its employees. Its senior management enters into employment agreements with confidentiality and non-competition terms. The non-competition restricted period typically expires one year after the termination of employment, and Kaixin agree to compensate the employee with a certain percentage of his or her pre-departure salary during the restricted period.

Kaixin believe that its maintains a good working relationship with its employees, and it has not experienced any major labor disputes.

Facilities

Kaixin’s principal executive offices are located at 5F, North Wing, 18 Jiuxianqiao Middle Road, Chaoyang District, Beijing, 100016, People’s Republic of China, where Kaixin leases approximately 3,508 square meters of office space as of June 30, 2018. Kaixin also leases an additional 41,907 square meters of office space in 29 cities across China. Kaixin’s Dealership Outlets occupy an aggregate of approximately 38,224 square meters. Kaixin leases its premises from unrelated third parties under non-cancelable operating lease agreements.

Some of the lessors of Kaixin’s leased premises in China do not have valid title to such premises or proper authorization from the title owner to sublease such premises. For further details, see “Risk Factors — Risks Relating to Kaixin’s Business and Industry — Kaixin faces certain risks relating to the real properties that it leases.”

Kaixin’s servers are primarily hosted at internet data centers owned by major domestic internet data center providers. The hosting services agreements typically have terms of one year. Kaixin believes that it will be able to obtain adequate facilities, principally through leasing, to accommodate its future expansion plans.

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Intellectual Property

Kaixin’s intellectual property includes trademarks and trademark applications related to its brands and services, copyrights in software, trade secrets, patent applications and other intellectual property rights and licenses. Kaixin seeks to protect its intellectual property assets and brand through a combination of monitoring and enforcement of trademark, patent, copyright and trade secret protection laws in the PRC and other jurisdictions, as well as through confidentiality agreements and procedures.

In March 2018 Renren transferred to Kaixin the kaixin.com domain name and in May 2018 an affiliate of Renren granted Kaixin an exclusive license to use its “Kaixin” brand. Further, Kaixin has successfully registered its brand name “开心汽车” which translates to “Kaixin Auto” in class 35 for services including promotion for others, purchase for others, providing online markets for sellers and purchasers of goods and services, marketing, etc., which is crucial to Kaixin’s business. However, trademark registrations in other categories related but less crucial to Kaixin’s business including automobile maintenance, have not been obtained by Kaixin or an affiliate of Renren. Therefore, for such business, Kaixin is unable to prevent any third party from using the Kaixin brand for business that is the same or similar to Kaixin’s. As China has adopted a “first-to-file” trademark registration system and there are trademarks similar to Kaixin or its brand which have been registered in those categories that are related to its business, Kaixin may not be able to successfully register its brand and may be exposed to risk of infringement with respect to third party trademark rights. For further details, see “Risk Factors — Risks Relating to Kaixin’s Business and Industry — Kaixin may be unable to prevent others from unauthorized use of its intellectual property, which could harm its business and competitive position.”.

Seasonality

Kaixin’s automobile sales business is affected by seasonality in automobile sales, which tends to affect dealers’ need for financing for new inventory. Automobile sales tend to be lower in the first quarter of each year than in the other three quarters due to the effect of the Chinese New Year holiday. As Kaixin’s auto sales business is still growing rapidly, seasonality may be less evident than it otherwise would be, and as its business continues to evolve, the nature of seasonality may change.

Certain Legal Arrangements

Kaixin has entered into a series of legal arrangements with its Dealerships, platform participants and other related parties, which are described in further detail below.

Legal Arrangements with Dealerships and After-Sales Partners

Equity Purchase Agreement

Kaixin’s variable interest entity, Shanghai Jieying, is the contracting party under the equity purchase arrangements relating to its Dealerships, as supplemented from time to time, and Kaixin’s variable interest entity Shanghai Zhoushuo Auto Technology Co., Ltd., or Shanghai Zhoushuo, is the contracting party under the equity purchase agreements relating to its after-sales service centers, as supplemented from time to time. Shanghai Jieying and Shanghai Zhoushuo are together referred to as the Acquiring Entities. In addition to the equity purchase agreements, in the case of dealerships, Kaixin also purchased all car inventories from each dealership for cash at fair value. The primary framework agreement relating to Dealerships and after-sales service centers is an equity purchase agreement, pursuant to which the relevant Acquiring Entity, as purchaser, agrees with the shareholder(s) of an existing car dealership or after-sales service center, as seller(s), to purchase a majority interest in the business pursuant to the below terms:

●	The shareholder(s) of the dealership or after-sales service center agree to set up a new special purpose holding entity to which the shareholder(s) transfer the eligible assets, employees and business contracts owned and leased by the existing dealership or after-sales service center to the relevant Acquiring Entity; in turn, the relevant Acquiring Entity agrees to subscribe for a portion of the equity from the seller(s) and contributes cash to the new entity to ultimately hold 70% of the equity interests in the new entity, consisting of 40% of the equity interests in the new entity transferred from the seller(s), or the Transferred Equity, and 30% of the equity interests in the new entity as a capital increase of the new entity, or New Equity.

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●	As consideration for the Transferred Equity, the relevant Acquiring Entity agrees to pay to the shareholder(s) shares issued by Kaixin (or other future overseas holding entity of the relevant Acquiring Entity) to the seller(s) or seller’s overseas holding entity, calculated as follows:

●	First Payment: The amount of the first payment is calculated as all pre-tax net profit generated by the special purpose holding company prior to the date of this proxy statement, multiplied by the relevant Acquiring Entity’s ownership percentage in the special purpose holding entity, payable in shares of Kaixin at the per share valuation in the Business Combination within 30 days after the completion of the relevant quarterly unaudited financial statements following the completion of the Business Combination.

●	Subsequent Payments: The total amount of the subsequent payments is calculated as all pre-tax net profit generated by the special purpose holding company during the relevant performance benchmark period, multiplied by the relevant Acquiring Entity’s ownership percentage in the special purpose holding company, multiplied further by a factor of 12, payable within 30 days after the completion of the relevant quarterly unaudited financial statements following the completion of the performance benchmark period and after every 12 months following the performance benchmark period until the end of the fifth and final performance benchmark period. One fifth of such shares will be granted annually from the initial determination date, over a total period of five years.

●	The calculation method of the acquisition price involved in the special purpose holding company’s acquisition and opening of a new Dealership Outlet is the same as the above provisions, but the date of calculation of the specific performance benchmark period shall be determined by the board of directors of the special purpose holding company.

●	Each subsequent payment is subject to adjustment based on a performance metric set forth in the equity purchase agreement, which sets as a performance target a compound growth rate of the special purpose holding company’s profit of 110%, using on the initial performance benchmark period as baseline. In the event that the special purpose holding company’s performance exceeds the expected pre-tax net profit for the year, the share consideration payable to it shall be increased proportionally, up to an amount equal to 250% of the number of shares nominally payable for such performance benchmark period. In the event that the special purpose holding company’s performance is lower than the expected pre-tax net profit for the relevant year, the value of the share consideration payable to it shall be proportionally reduced, subject to a bottom limit of 50% of the value of shares nominally payable for the relevant period.

●	Based on holding company performance and other commercial considerations, Kaixin may grant other shares to their minority equity holders.

The initial performance benchmark period is defined as the twelve-month period immediately prior to the completion of the Business Combination, if the holding company’s performance inclusion date, which is the date of the first month following inclusion of the relevant holding company’s results in Kaixin’s financial reporting, is at least 12 months prior to the listing date of Kaixin. In the event that the special purpose holding company’s performance inclusion date is less than 12 months prior to the completion of the Business Combination, then each performance benchmark period is calculated as the twelve-month period following its performance inclusion date.

The agreement further provides that on the date when the special purpose holding company opens a new Dealership Outlet or acquires other car dealership business, a separate performance metric may be agreed upon by the parties starting from such date, with the specific performance evaluation method for the new or acquired business is agreed upon by both parties.

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In the case of Kaixin’s Dealerships, each city is covered by a single, separate special purpose holding company, which operates one or more Dealership Outlets in the relevant city. As of December 31, 2017 and June 30, 2018, Kaixin carried contingent consideration with a fair value amounting to US$66.8 million and US$87.0 million respectively. For additional information, please see note 5 to the accompanying financial statements. In connection with the Business Combination, Kaixin entered into amendment agreements with Dealership operators in January 2019 pursuant to which it was confirmed that the Business Combination qualifies as an initial public offering, and that Renren will be responsible for settling contingent obligations to Dealership operators and indemnify CM Seven Star for related liabilities.

Ancillary Agreements with Dealerships

In addition to the equity purchase agreements governing the major aspects of the legal and financial relationships between Kaixin and the partners with whom it works to operate its Dealerships starting in 2018, Kaixin has also entered into a series of ancillary agreements, which are generally designed for compliance with PRC laws and regulations and for value-added tax optimization purposes. Revenue for 2018 was primarily generated from transactions under these ancillary agreements and Kaixin expects future revenue from automobile sales to be primarily generated from transactions under these ancillary agreements. Prior to 2018, Kaixin’s used car purchase and sale agreements generally resulted in Shanghai Jieying being considered as the legal owner of such vehicles, including while they were held in inventory.

Agreement Type	Key Terms(1)
Used Vehicle Purchase Agreement

Pursuant to the agreement, among the owner of a used car as seller, a senior member of management of Shanghai Jieying, or a Jieying Executive, as purchaser, and a Dealership employee, as registered owner:

●     Jieying Executives are to purchase used cars and register the automobiles in the names of designated employees of our Dealerships.

●     Shanghai Jieying provides technology consulting services and operational management system services to a Jieying Executive, and such Jieying Executive pays service fees to Shanghai Jieying.

Used Car Agency Services Agreement

Pursuant to the agreement, among Shanghai Jieying, a Jieying Executive, Dealerships and the shareholders of such Dealership:

●     The relevant Jieying Executive entrusts the Dealership to purchase, sell, manage, repair and show used cars on its behalf.

●     Shanghai Jieying pays a monthly fee to the dealer based on the business performance of the Dealership.

●     Such Jieying Executive is to complete the transfer procedures for the purchase and sale of automobiles.

Vehicle Consignment Agreement

Pursuant to the agreement between a Jieying Executive, as principal, and Dealership employee, as agent:

●     The relevant Jieying Executive authorizes relevant Dealership employees to purchase relevant cars on his or her behalf.

●     Jieying Executives authorize Dealership employees to register themselves as the named transferee of the vehicles and register the ownership of the cars in their names, while legal ownership remains in the hands of a Jieying Executive.

●     When a car is sold by a Jieying Executive, Dealership employees are to handle third-party transfer procedures in a timely manner.

Loan and Service Agreement

Pursuant to the agreement, between a Jieying Executive, as borrower, and Shanghai Jieying, as lender:

●     Shanghai Jieying provides loans to the relevant Jieying Executive, which are used to purchase used cars.

●     Proceeds from used cars sold by Jieying Executives on behalf of Shanghai Jieying are used in their entirety to repay the loan. Proceeds in excess of the principal are designated as a service fee paid to Shanghai Jieying from the relevant Jieying Executive.

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Agreement Type	Key Terms(1)
Used Vehicle Sales Agreement

Pursuant to the agreement, among a Jieying Executive, as seller, a customer, as purchaser, a designated Dealership employee, as the registration transferor, and Shanghai Jieying, as Service provider:

●     When a Jieying Executive sells used cars to customers, the automobile registration is transferred from the Dealership employee to the customer. The sale proceeds are transferred to the account designated by the management employee of Shanghai Jieying

●     Shanghai Jieying provides technology consulting services and operational management system services to a Jieying Executive, and such Jieying Executive pays service fees to Shanghai Jieying, which are deducted from the proceeds of the auto sale.

(1) Note: These represent the typical content of contracts Kaixin enters into in connection with our auto sales operations. Kaixin may depart from these terms from time to time based on local conditions, counterparty demands, tax or regulatory considerations or other reasons. Prior to 2018, Kaixin’s used car purchase and sale agreements generally resulted in Shanghai Jieying being considered as the legal owner of such vehicles, including while they were held in inventory.

To illustrate, when Kaixin sources an automobile pursuant to a Used Vehicle Purchase Agreement, the seller is entitled to payment for the car, and the legal title is transferred to a Jieying Executive, with the registration in the name of one of the Dealership employees. The relevant Jieying Executive is authorized to enter into this purchase agreement pursuant to a Used Car Agency Services Agreement, and the Dealership employee similarly is authorized to enter into the agreement pursuant to the Vehicle Consignment Agreement. Funds are paid directly by Shanghai Jieying to seller of the car.

When a used car is sold, the relevant Jieying Executive transfers the legal ownership to the purchaser, while the Dealership employee completes the registration transfer from his or her name to the name of the purchaser. The proceeds are remitted to Shanghai Jieying.

Based on the agreements, neither the Jieying Executive nor the Dealership employee bear any risk of loss or have any future economic benefit. Neither party ever places their funds at risk and any potential losses resulting from the purchase and sale of the car are borne by Shanghai Jieying. Similarly, neither party is able to benefit from the expected increase in the price of the car resulting from completion of sale to a third-party customer; all of the future economic benefit is remitted directly to Shanghai Jieying. Additionally, Shanghai Jieying effectively controls the entire process starting from the purchase of the car, which includes who the car is purchased from as well as the purchase price, and ultimately the sale of the car to a third-party. In addition, Shanghai Jieying has sole directive as to which Jieying Executive will enter into the Loan and Service Agreement with Shanghai Jieying and to which dealership employee it will assign the registration of the car. Furthermore, it is within Shanghai Jieying’s sole power to redirect the Loan and Service Agreement and title and registration of the car.

When the special purpose entity holding Kaixin’s Dealerships is formed, the prior owner holds 30% of the equity interests in the entity, and Shanghai Jieying holds 70% of the equity interests. Kaixin provides inventory financing to these Dealerships using its own funds as well funds from as third party financing partners. Kaixin also monitors the financial performance of its Dealerships on a real-time basis through its Dealer SaaS platform.

Arrangements with Other In-network Dealers

In addition to its Dealerships, Kaixin also engages with other in-network dealers through its platform, primarily to meet its inventory needs by collaborating with them and providing them with financing. Kaixin works with both large dealers, who may have a broader and more diverse inventory collection and more need for its financing services, and small dealers, who may have better local knowledge or offer inventory on more attractive terms. Prior to 2018, Kaixin entered into ordinary consignment sales arrangements pursuant to which Kaixin markets and sells used car inventory on behalf of another used car dealer and collects a percentage of the sale as an agency fee. Such arrangements were not formalized as an operational program and differed from the Kaixin Affiliated Network Dealer program in that under the ordinary consignment arrangements, Kaixin did not provide funding for the acquisition of automobile inventory, as it may do under the Kaixin Affiliated Network Dealer program. In 2018, Kaixin initiated the Kaixin Affiliated Network Dealer program. Under this program, dealers may enter into Kaixin Affiliated Network Dealer arrangements pursuant to which they sell to Kaixin used car inventory for display in its showrooms, subject to a profit sharing agreement pursuant to which they are entitled to a portion of the sale profits. Under the Kaixin Affiliated Network Dealer program, Kaixin may advance funds for the purchase of used car inventory.

This inventory is subject to the same quality standards as all of Kaixin’s other used cars on offer, including its inspection process consisting of over 140 steps. In the event that the car is not sold within 45 days, Kaixin is authorized to sell it back at purchase price. Kaixin also supports dealers with its Dealer SaaS Platform, which provides market insights and dealer management functionality. These services significantly strengthen Kaixin’s relationships with dealers, which in turn enhance the value of its platform to financial institutions, car buyers and other in-network dealers.

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As of June 30, 2018, Kaixin’s other in-network dealers were comprised of 1,200 dealers, which included approximately 1.2% of used car dealers in China. As of the same date, Kaixin’s extensive dealer network covered 62 cities in 28 province-level administrative regions in China.

Kaixin manages its relationships with in-network dealers through a dedicated in-house team. Responsibilities of this team include sourcing, review and approval of dealer financing relationships, monitoring of vehicles sourced from dealers, and management of its dealer database. Kaixin monitors performance data on a real-time basis through its Dealer SaaS system.

To ensure the quality of its dealer network as well as to prevent potential fraud risk, Kaixin has implemented a rigorous procedure to screen dealers based on the dealer’s licensing status, operational history, scale, location and various other factors. Kaixin maintains an internal blacklist of fraudulent dealers, and Kaixin also uses a third-party database to identify whether a dealer has been involved in significant lawsuits. Kaixin’s screening procedure involves an on-site visit, during which its sales team interviews the dealership manager, examines the dealer’s business licenses and makes inquiries about its business. Kaixin’s sales team records its findings electronically in its sales management system and submits the findings electronically to a group of around ten supervisors based at Kaixin’s headquarters, who make the final decision as to whether the dealer can join the Kaixin network.

Through its sales management system, Kaixin constantly monitors and evaluates dealer performance, including factors such as the quality of vehicles it sources from them, as well as the dealership’s sales performance.

Legal Arrangements with Financial Institutions

Financial institutions are important business partners to Kaixin’s platform. Kaixin acts as a key channel partner for financial institutions to participate in the rapidly expanding and dynamic automotive finance industry in China. Traditional financial institutions typically lack the necessary technology, human resources, industry specialization and/or geographic reach to provide automotive financing, especially within tier 2 and below cities. Kaixin’s services enable financial institutions to broaden their reach to car buyers through its application and network of Dealerships. Kaixin’s collaboration with financial institutions has enabled it to scale up its business and facilitate a large number of car sales without straining its own capital resources. In the six months ended June 30, 2018, approximately 13% of Kaixin’s car sales were supported by a financing arrangement. Kaixin receives service fees from financial institutions for facilitating automotive financing transactions to car buyers. As of June 30, 2018, Kaixin was in collaboration with several third-party financial institutions, including Ping An Bank, Shanghai Branch.

Through its subsidiary, Shanghai Jieying, Kaixin has entered into agreements with Ping An Bank, Shanghai Branch, for whom it sources customers who take out loans from the two respective financial institutions. Pursuant to these agreements, Kaixin, through Shanghai Jieying, directs its Dealerships to offer loans to customers when making a sale. When a loan is made, the financing partner pays service fees to Shanghai Jieying, calculated based on the principal amount of the loan and the interest rate. In its relationship with Ping An Bank, Shanghai Branch, Kaixin is committed to a minimum of five loans per calendar month. If the minimum five loans per calendar month are not met, Shanghai Jieying will not be required to pay any fees to Ping An Bank, Shanghai Branch, nor receive any service fees from Ping An Bank, Shanghai Branch. Kaixin is not eligible for fees in respect of loans for which payments are not timely paid in the first three months following origination.

Kaixin’s framework agreement with Ping An Bank, Shanghai Branch has a term of one year, automatically renewable annually absent notice by one party to the other, which was renewed in April 2018.

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Kaixin’s agreement with its other primary financing partner similarly provides for service fees to be paid to it in connection with auto loan financing referrals, which is calculated based on the principal amount of the loan, the annual percentage rate, adjusted for market fees, processing fees, appraisal fees and security fees, if applicable. The term of such agreement ends on March 1, 2019.

Legal Proceedings

From time to time Kaixin is involved in various claims and legal actions that arise in the ordinary course of business.

In August 2018, a notice from the Shandong Luokou police bureau was placed at the location of the Ji’nan Dealership. This notice stated that there is an ongoing investigation concerning the Dealership premises, and relevant persons must cooperate with the investigation. Kaixin understands that the investigation is concerning an individual who holds 30% of Ji’nan Dealership’s equity interest, not the Ji’nan Dealership. However, because of the co-location of certain business and assets by the Ji’nan Dealership and its 30% minority shareholder, certain vehicles owned by Ji’nan Dealership were not permitted to be disposed of, pursuant to certain pre-trial measures taken by local law enforcement authorities. In connection with these events, Kaixin wrote off all the inventory held by the Ji’nan Dealership, as well as its advances to suppliers of the Ji’nan Dealership, which amounted to US$5.7 million and US$16.1 million in the third quarter of 2018.

Shanghai Jieying, as the holder of 70% of the equity of the Ji’nan Dealership and the outright holder of its business and assets, entered into a Business and Assets Transfer Agreement and an Equity Transfer Agreement with Beijing Qianxiang Wangjing Technology Development Co., Ltd., or Qianxiang Wangjing, a wholly owned subsidiary of Renren, in November, 2018 regarding the transfer of certain assets, including the sealed vehicles. In January 2019, the parties entered into a Supplemental Agreement to the Business and Assets Transfer Agreement, or the Supplemental Agreement, according to which the sealed vehicles were excluded from the assets to be transferred under the agreement. Both parties have subsequently confirmed that the transfer of all the other assets contemplated by the Business and Assets Transfer Agreement has been completed. The equity transfer between Shanghai Jieying and Qianxiang Wangjing for the equity interest of the Ji’nan Dealership, including registration with the local authorities, has also been completed without issue. As a result, the transfer of the Ji’nan Dealership from Kaixin to Renren has been completed. As s a result of the transfer of the Ji’nan Dealership to Renren, neither the future business operations the of Ji’nan Dealership nor the results of the investigation are expected to impact Kaixin’s future operations going forward or the consummation of the business combination.

Although the results of litigation and claims cannot be predicted with certainty, Kaixin does not believe that the ultimate resolution of these actions will have a material adverse effect on its financial position, results of operations, liquidity, and capital resources.

Future litigation may be necessary to defend Kaixin, its partners and its customers by determining the scope, enforceability, and validity of third party proprietary rights or to establish its proprietary rights. The results of any current or future litigation cannot be predicted with certainty, and regardless of the outcome, litigation can have an adverse impact on Kaixin because of defense and settlement costs, diversion of management resources and other factors.

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INDUSTRY OVERVIEW

Overview of China’s Automotive Market

According to iResearch, China is currently the world’s second largest automotive market as measured by car parc, which is the total number of light vehicles, including cars, sport utility vehicles and light trucks, and is expected to become the world’s largest automotive market by 2023. As of December 31, 2017, China’s car parc was comprised of approximately 185 million units, compared with approximately 275 million light vehicles in the United States as of the same date.

The following graphic presents historical and projected car parc along with corresponding compound annual growth rates, or CAGR, in China for the periods indicated:

China Car Parc

Source: iResearch

Despite the large scale of China’s car parc currently, low car ownership rates as well as China’s large population suggest there is significant potential for continued growth. As of December 31, 2017,

China’s driving age population reached approximately 1 billion, which is significantly larger than the driving age population of 250 million in the United States as of the same date. However, China’s car ownership per 1,000 persons was 133 in 2017, which was significantly lower than the car ownership rate of 845 cars per 1,000 persons in the United States during the same period, according to iResearch.

According to the China Association of Automobile Manufacturers and the National Bureau of Statistics of China, new car sales in China have grown steadily at a CAGR of 8.4% since 2013.

However, in light of stricter tax and environmental policies that have been introduced in recent years, auto sales, spare parts, service and survey businesses, or 4S businesses, in China are expected to face greater operational pressures in years to come, according to iResearch.

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Meanwhile, China’s new car sales growth is expected to slow down, according to iResearch. The following graphic presents historical and projected new car transaction volume and corresponding CAGR in China and the United States for the periods indicated:

New Car Transaction Volume, China vs. U.S.

Source: iResearch

While growth in China’s new car market is expected to slow down, growth in China’s used car market is projected to accelerate. China’s used car market has grown rapidly, and this swift pace of growth is expected to continue. According to iResearch, total used car transaction volume in China reached 9.3  million in 2017, and is expected to grow quickly at a CAGR of 15.7 % to reach 19.3  million in 2022.

The following graphic presents historical and projected used car transaction volume in China and the United States for the periods indicated:

Used Car Transaction Volume, China vs. U.S.

Source: iResearch.

In addition, the ratio of China’s used car sales to new car sales by volume was 0.4  in 2017, which is significantly lower than the ratio of 2.4 in the United States. This suggests potential for further growth as China’s auto market matures.

The following graphic presents historical and projected ratio of used car sales to new car sales in China and the United States for the periods indicated:

Ratio of Used Car Sales to New Car Sales by Volume, China vs. U.S.

Years	China	U.S.
2013	0.3	2.6
2014	0.3	2.5
2015	0.3	2.2
2016	0.3	2.3
2017	0.4	2.4
2018E	0.4	2.4
2019E	0.5	2.4
2020E	0.5	2.3
2021E	0.6	2.2
2022E	0.7	2.2

Source: iResearch

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Key growth drivers of China’s booming used car market include continued urbanization and consumers’ increasing disposable income, especially in lower tier cities, which make car ownership more affordable. In addition, China is experiencing increasing consumer acceptance and preference for used cars due to broader selection and better perceived value in terms of both brand and functionality compared with new cars at similar price points.

Overview of China’s Used Car Market

In China, there is a significant geographic mismatch between the supply and demand of used cars, with most of the supply located in tier 1 cities and most of the demand located in tier 2 and below cities. Tier 1 cities tend to lead auto consumption trends in China. As the age of cars in tier 1 cities increases and living standards improve, demand increases for replacement vehicles. Government policies restricting licenses and limiting purchases in tier 1 cities also limit the growth of vehicle ownership in these cities. Meanwhile, car ownership per 1,000 persons in tier 2 and below cities was 153 in 2016, significantly lower than 204 in tier 1 cities in China. Accordingly, there is stronger demand for used cars in tier 2 and below cities, as compared with tier 1 cities.

The large population base in China’s tier 2 and below cities may be a source of greater demand for used cars. Due to lower levels of disposable income in tier 2 and below cities, consumers have greater sensitivity to pricing, find used cars more attractive than new cars, and tend to prefer well-known brands. In particular, there is high demand in tier 2 and below cities for premium used cars, or used cars with a price greater than RMB200 thousand. For example, consumers of premium used cars in China tend to be owners of small businesses or business managers, who live in tier 2 and below cities, are married and have children born in the 1980s. These customers place greater value on the vehicle’s brand, along with the fulfillment and status that brand can provide. In addition, since these customers may not be able to afford a premium new car, they see having a premium used car as a preferred alternative to having a non-premium new car.

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The following graphic presents historical and projected volumes of used car sales and corresponding CAGR in tier 1 cities and tier 2 and below cities in China for the periods indicated:

Used Car Sales in Top 10 Cities vs Top 11-20 Cities vs Other Cities

Source: iResearch

Premium versus Non-premium User Car Markets

The growth rate of premium used car sales value in China is expected to accelerate and overtake non-premium used car sales value in the coming years. Premium used car sales value is expected to grow rapidly at a CAGR of 23.2%  from RMB206.3  billion in 2017 to RMB585.3  billion in 2022, as compared with low-end used car value, which is expected to grow at a CAGR of 15.5%  from RMB237.1  billion in 2017 to RMB487.0  billion in 2022. Increases in consumer spending, the application of consumer big data, and improving car services are all key drivers of the trend toward increased demand for premium used vehicles. Purchases of premium used cars are expected to grow rapidly at a CAGR of 22.8%  from 1.0  million in 2017 to reach 2.7  million in 2022, higher than the growth rate of low-end used car sales, which are expected to grow at a CAGR of 11.7%. The proportion of premium new cars in China of 2017 was 9.7%, compared with 20% in the U.S., which suggests that sales of premium new vehicles in China also have significant potential for growth.

The following graphic presents historical and projected sales value of premium and non-premium used car sales in China for the periods indicated:

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Premium Used Car vs Low-end Used Car vs Middle-end Used Car Sales Value in China

Source: iResearch

The traditional business model of used car dealerships faces a number of problems which make it ripe for disruption and transformation. The market of used car dealers in China is highly fragmented. There were more than 100,000 used car dealerships in China as of December 31, 2017. Overall, small and medium scale used car dealers account for 98% of the market, with only 2% being large dealers or regional chains. Most small-scale used car dealer chains lack unified management and standardized service processes. There are few used car dealer chains across the country, and no nationally-known dealership brand has emerged yet in China’s premium used car industry. In the future, there is expected to be increased consolidation of dealers in China’s used car market.

Used car purchases are inconvenient for consumers, as they involve time-consuming search, comparison, assessment, title transfer procedures and logistics. For example, vehicle title transfers require understanding local regulatory requirements on emissions standards that vary by location and involve complicated documentation and administrative procedures. Furthermore, government policies and cost factors restrict the selection of used cars, which limits the options available to used car customers in cities with comparatively smaller car parc. China’s used car market currently lacks one-stop service providers who are able to serve customers throughout the entire used car transaction lifecycle. These issues are compounded by a general distrust of used car dealers by consumers in China due to perceived information asymmetries, as well as the lack of credible, publicly available vehicle history and pricing data, reliable inspection reports and after-sale warranties.

Due to the issues outlined above, there exist many opportunities for and room for improvement among used car dealers in China. As automotive consumption in China matures, more consumers are making their first auto purchases, including self-employed individuals who run small businesses and are more likely to buy premium used cars. In addition, increased consumer purchasing power has stimulated sales of premium used cars in certain markets, such as tier 2 and below cities.

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The car replacement cycle in China is shorter than it is in the U.S. It is typical in China for vehicles to be sold after they have been owned for between three to six years, at which point the vehicles will then flow into the used car market. This also holds true for the premium used car market, offering dealers a wide selection of used car inventory. Sustained marketing efforts, including through both offline and online channels, have generated positive responses among consumers in China’s used car industry. However, most transactions are still completed offline.

New Retail Approaches to Auto Transactions

Driven by technological developments and increased sophistication of consumers, the concept of New Retail has emerged, which is focused on greater accuracy and efficiency to improve overall consumer experience. Online and offline integration is one of the key characteristics of New Retail. In the auto retail industry, online-only transactions cannot satisfy the consumers’ desire for a comprehensive experience that allows them to view cars in person and take them for a test drive. As compared with other retail markets, the used car retail market is characterized by comparatively high-price, low-frequency transactions, and offline retail is expected to continue to play an important role because each individual transaction still represents a significant purchase. Combining the advantages of online and offline channels in the used car sales model are likely to greatly enhance consumer experience.

The following graphic illustrates the combination of online and offline components in the used car retail industry:

New Retail Approaches to Auto Transactions

Source: iResearch

Emergence of Integrated Online and Offline Dealership Model

A seamlessly integrated online and offline model is best suited to address the challenges faced by dealers and consumers throughout the used car lifecycle. Opportunities exist for dealers that can successfully integrate components such as the following:

Online Capabilities: There are a number of key online capabilities that are critical for used car dealers. They must aggregate a broad selection of vehicles across the country through their online system and make it searchable in a user-friendly way in a vehicle interface that is accessible online and via mobile. They must also offer a streamlined purchase and payment process. Their online systems need the capacity to match used car buyers with sellers more quickly, effectively and precisely. Finally, offering tailored used car financing and insurance solutions enabled by big data should be a key component of their online service offerings.

Offline Capabilities: Meanwhile, offline capabilities remain key for used car dealers in China.

They must possess trustworthy and accurate vehicle inspection and certification credentials.

Additionally, sales consultants with strong service abilities who help consumers find and select the right vehicle are critical. These sales personnel are also important to increase cross-selling of related value- added services including financial products, after-sales services and extended warranty coverage. Finally, logistics and fulfillment capabilities that are efficient, timely and reliable, empowered by a dealer’s local expertise and service network, can help deliver a hassle-free title transfer process.

In line with this integrated model, online access to product information has become a new trend in China’s used car market, but the follow-up car inspection, selection and purchase process is still completed offline. Given that the used cars are a comparatively high-value and non-standardized commodity, the vast majority of consumers still prefer to complete their purchases of used cars offline. The percentage of transactions completed through online e-commerce platforms is less than 0.5%, and almost all used car dealers are primarily offline businesses.

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The combination of online and offline is the new direction of used car sales, especially for premium used cars. With the development of the internet and increasing mobile penetration in China, most consumers seek to access used car information through online channels. However, according to iResearch, premium used cars only account for 5% of total inventory available on used car e-commerce platforms in China, such as guazi.com and xin.com. Additionally, many e-commerce platforms which showcase only used cars have gradually shifted to integrated online-to-offline businesses, such as by opening offline stores, engaging in logistics operations and increasing their offline staff.

Overview of China’s Auto Financing and other VAS (value-added services) Market

The automotive aftermarket encompasses the sale of auto parts, car repair and maintenance. The automotive aftermarket in China is highly profitable, because repair and maintenance services are highly customized to each car. For China’s leading 4S businesses, aftermarket services in general account for more than 60% of their profits, according to iResearch. Used car owners are one of the key target groups of consumers of automotive aftermarket services, given that most used cars in the market are purchased after the expiry of the initial warranty period provided by the manufacturer.

Driven by a growing and aging car parc, China’s automotive aftermarket is expected to grow rapidly in the coming years. According to iResearch, China’s automotive aftermarket grew from RMB558 billion in 2013 to RMB935 billion in 2016, and is expected to reach RMB2,422 billion (US$348.5 billion) in 2022, representing a CAGR of 17.2%.

The following graphic presents historical and projected value of the automotive aftermarket and corresponding CAGR in China for the periods indicated:

China Automotive Aftermarket Market Size

Source: iResearch

Overview of China’s Used Consumer Car Financing Market

China’s consumer auto financing presents a significant opportunity. The consumer auto financing market, which reached RMB1,000 billion in 2017, is expected to reach RMB2,605 billion in 2022.

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The used car consumer financing market in China is significantly underserved. According to iResearch, in 2017, China’s used car consumer financing penetration rate was only 18.7%, much lower than that in the United States of 54%. Consumers are faced with limited financing options, a time-consuming credit approval process and high interest rates. In addition, a lack of information transparency and liquidity in China’s used car supply chain have hindered traditional financial institutions from effectively controlling the credit risk of used car consumer financing.

With the emergence of new technology-enabled business models in the used car space improving overall transparency, efficiency and liquidity of China’s used car supply chain, China’s used car consumer financing market is expected to grow at a CAGR of 45.6% from RMB72.3 billion in 2017 to RMB473 billion (US$68.1 billion) in 2022, according to iResearch.

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The following graphic presents historical and projected value and corresponding CAGR of the new and used car financing markets in China for the periods indicated:

China New Consumer Car Financing and Used Consumer Car Financing Market Size

Source: iResearch

China’s Auto Insurance and Warranty Products Market

With the development of the markets for used cars and used car financing, the market for used car insurance and warranty products is expected to increase significantly, and product penetration is also expected to continue to increase. China’s auto insurance market is expected to grow at a CAGR of 8.4%, from RMB765.5 billion in 2017 to RMB1,144.1 billion (US$164.7 billion) in 2022 as China’s car parc continues to grow and mature.

The following graphic presents historical and projected value of the auto insurance and warranty market in China for the periods indicated:

China Auto Insurance and Warranty Market Size

Source: iResearch

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REGULATION

This section summarizes the principal current PRC laws and regulations relevant to Kaixin’s business and operations.

Regulations on Used Automobile Trading

On August 29, 2005, SAT, SAIC, the Ministry of Commerce and the Ministry of Public Security jointly promulgated the Measures for the Administration of the Trading of Used Automobiles, or the Used Automobile Trading Measures, which became effective on October 1, 2005 and further revised on September 14, 2017. Pursuant to the Used Automobile Trading Measures, only an enterprise legal person duly registered with the SAIC or its local branches may engage in used automobile trading, as an operator of used automobiles markets, as a retailer, or as a brokerage entity.

Under the Used Automobile Trading Measures, a seller of used automobiles must verify certain background information regarding the automobiles for sale, including verification of the identity certificate and driver’s license of the previous owner, the number plate of the automobile, the motor vehicle registration certificate, proof that the automobile has passed the security technical examination, automobile insurance, and payment certificates of relevant taxes and fees. Used automobile retailers shall also provide quality guarantees as well as after-sales services, information about which shall be clearly indicated at its business location. Furthermore, under certain circumstances, used automobiles are prohibited from being resold, including instances where an automobile has been discarded as unusable, been required to be discarded, or been obtained by illegal means, such as through theft, robbery or fraud.

On March 24, 2006, the Ministry of Commerce promulgated the Specifications for Used Automobile Trade, which provided detailed requirements as to the responsibilities of used automobiles trading entity regarding the trading of used automobiles, including confirming the identity of the seller and the legitimacy of the used automobiles, signing contract for used automobile trading, establishing transaction archives and keeping records for at least three years.

Regulations on Automobile Sales

On April 5, 2017, the Ministry of Commerce promulgated the Measures on the Administrations of Sales of Automobile, or the Measures on Sales of Automobile, which came into effect on July 1, 2017 and the original Implementation Measures for the Administration of Sales of Branded Automobile, or the “Branded Automobile Sales Measures” was abolished at the same time. According to the Measures on Sales of Automobile, the supplier and distributors of automobiles within the territory of the PRC shall build up an integrated system for automobile sales and after-sales services, guarantee supply of the related auto accessory, provide timely and effective after-sales services, and strictly follow the regulations concerning, among others, 3R (i.e. “replace, repair and refund”) and recall of household automobiles to guarantee consumers’ legitimate rights and interests. A dealer who sells an automobile without authorization from a supplier or an automobile which is not authorized to be sold by an automobile manufacturer outside the country shall provide a reminder and explanation to the consumer in writing and inform the consumer of the relevant responsibility in writing. When the dealer sells the car to the consumer, it shall verify the valid identity certificate of the registered consumers, sign the sales contract, and issue the sales invoice.

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Regulations on Parallel-import Automobile Sales

On February 22, 2016, the Ministry of Commerce, the MIIT, Ministry of Environmental Protection, Ministry of Transport, General Administration of Customs, General Administration of Quality Supervision and Inspection and Quarantine and Certification and Accreditation Administration of the People’s Republic of China jointly issued Several Opinions on Promotion of Pilot Program of Parallel-import Automobile, or the Parallel-import Automobile Opinions. According to the Parallel-import Automobile Opinions, the pilot enterprises of Parallel-import Automobile can import automobile and establish a distribution network without authorization from a supplier, and can apply for an automatic import license for automobile product according to its actual business operation requirements. Pilot enterprises shall be subject to the relevant regulations on the administration of automatic import license, submit the license for verification and complete the Customs formalities at the import entrance.

On April 27, 2017, Shanghai Municipal Commission of Commerce and China (Shanghai) Pilot Free Trade Zone Administration jointly issued Notice on Adjustment on the Pilot Enterprises of Parallel-import Automobile in China (Shanghai) Pilot Free Trade Zone, which requires that the pilot enterprises registered in China (Shanghai) Pilot Free Trade Zone obtain an automatic import license to sell imported automobile without authorization from the automobile producer, and meet the following requirements to operate parallel-import Automobile business: (1) it has been operating sales of imported automobile for at least one year and its sales business has reached a certain scale; (2) the pilot enterprise or any of its wholly owned enterprises/ controlling enterprises with automobile sales certificate is registered in China (Shanghai) Pilot Free Trade Zone; (3) it has branches and facilities for maintenance, service and supply of auto parts that match its business scale. Any pilot enterprise that can’t meet this requirement shall depend on a third party to provide such services to participate in the pilot program; (4) it has good reputation and has well-established purchasing channels of oversea automobile and experience in automobile sales industry; (5) the enterprises that have participated in the pilot program and had parallel-import records on Shanghai port shall be prioritized.

On January 30, 2018, the Ministry of Commerce, the MIIT, the Ministry of Environmental Protection, the Ministry of Transport, the General Administration of Customs, the General Administration of Quality Supervision and Inspection and Quarantine, and the Certification and Accreditation Administration of the People’s Republic of China jointly issued a Reply on Issues for Conducting Pilot Programs for the Parallel-import of Automobiles in Inner Mongolia and the Other Areas, or the Parallel-import Automobile Reply, approving automobile parallel import pilot programs in the Manchuria Port of Inner Mongolia, Zhangjiagang Free Trade Zone in Jiangsu Province, Zhengzhou Railway Port in Henan Province, Yueyang Lingji Port in Hunan Province, Qinzhou Free Trade Zone in Guangxi Zhuang Autonomous Region, Haikou Port in Hainan Province, Railway Port in Chongqing, and Qingdao Qianwan Free Trade Zone.

On February 13, 2018, the General Administration of Customs issued a Notice on Further Completing the Pilot Programs for the Parallel-import of Automobiles, which requires that pilot enterprises shall submit (1) a certificate on conducting parallel-import automobile business; (2) a parallel-import automobile warehousing agreement executed between the pilot enterprise and a warehousing enterprise; and (3) other related documents as required to the Customs Administration before engaging in the automobile parallel-import business. Such filing forms must be filed at the time the parallel-import automobiles enter the border, and such forms shall be marked “parallel-import automobiles”.

Regulations on the Car Rental Industry

On April 22, 2011, the Ministry of Transport, or MOT, promulgated the Circular on Promoting the Healthy Development of the Car Rental Industry, or the MOT Circular, which sets forth guidelines for the car rental industry, including, among others, encouraging large car rental enterprises to establish a national or regional car rental network.

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According to the MOT Circular, local government authorities are required by the MOT to (i) promulgate local rules and regulations to improve and develop the regulatory environment of the car rental industry, (ii) promptly bring forth local development plans for the car rental industry, (iii) encourage large and reputable car rental companies with sound management to set up branches and establish national or regional networks, and provide simplified branch office registration process and better service for companies with a fleet of more than 1,000 cars, (iv) enhance the administration and management of the car rental industry, including requirements to obtain and carry a valid permit or license for each rental car, and prohibitions of car rental companies from engaging in road passenger transportation services without having the requisite business license for these services, (v) encourage car rental companies to develop various types of services through advanced technologies, (vi) create a favorable development environment for car rental companies, and (vii) enhance the administration of the car rental industry.

Regulations on Maintenance of Motor Vehicles

The Regulations on Road Transport, issued by the State Council on April 30, 2004 and amended on November 9, 2012 and February 6, 2016, stipulate that any individuals or institutions engaging in business related to road transportation, including maintenance of motor vehicles, must meet requirements including: (i) appropriate locations for motor vehicle maintenance; (ii) necessary equipment, facilities and technicians; (iii) appropriate management systems for motor vehicle maintenance; and (iv) necessary environmental protection measures. A company engaging in motor vehicle maintenance must apply to the local road transportation authority to obtain a road transportation operation license after it has become duly registered. Operators engaging in motor vehicle maintenance must maintain or repair all motor vehicles in accordance with the relevant technical specifications of the State to ensure maintenance quality and must not use any counterfeit or low quality parts to maintain or repair any motor vehicle. Violation of these regulations may result in an order ceasing operation and a fine of up to RMB50,000 by the local road transportation authority.

The Regulations on Administration of Maintenance of Motor Vehicle, issued by the Department of Transportation on June 24, 2005 and amended on August 8, 2015 and April 19, 2016, defines motor vehicle maintenance business to include maintenance of automobiles, vehicles for transportation of dangerous cargo, motorcycles, and other vehicles. The maintenance of automobiles is further classified into three categories depending on the specific business scope. The regulation further clarifies the requirements and reference standards for locations, equipment, technicians, management systems and environmental protection measures, as well as the procedure of application for the road transportation license. Moreover, operators of motor vehicle maintenance services are subject to several requirements during operation, including having its operation permit visible on a signboard at its service operation location.

Regulations on Financing Leasing

In September 2013, MOFCOM issued the Administration Measures of Supervision on Financing Lease Enterprises, or the Leasing Measures, to regulate and administer the business operations of financing lease enterprises. According to the Leasing Measures, financing lease enterprises are allowed to carry out financing lease business in such forms as direct lease, sublease, sale-and-lease-back, leveraged lease, entrusted lease and joint lease in accordance with the provisions of relevant laws, regulations and rules. However, the Leasing Measures prohibit financing lease enterprises from engaging in financial businesses such an accepting deposits, and providing loans or entrusted loans. Without the approval from relevant authorities, financing lease enterprises shall not engage in inter-bank borrowing and other businesses. In addition, financing lease enterprises are prohibited from carrying out illegal fund-raising activities in the name of financing lease. The Leasing Measures require financing lease enterprises to establish and improve their financing and internal risk control system, and a financing lease enterprise’s risk assets shall not exceed ten times of its total net assets. Risk assets generally refer to the adjusted total assets of a financing lease enterprises excluding cash, bank deposits, sovereign bonds and entrusted leasing assets.

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Regulations on Vehicle Leasing Programs Operating on a Sale-and-Leaseback Basis

On July 11, 2013, the Ministry of Commerce published an Announcement on Strengthening and Improving the Approval and Administration of Foreign-Funded Finance Leasing Companies, which states that no foreign-funded finance leasing company shall engage in activities such as taking deposits, offering loans or being entrusted to grant loans. Further, without approval from relevant authorities, such an enterprise shall not conduct an interbank lending business or an equity investment business. On September 18, 2013, the Ministry of Commerce issued Administrative Measures for the Supervision of Financial Leasing Enterprises which require, in part, that financial leasing enterprises have assets and risk management abilities sufficient for their proposed business activities. These measures also require that foreign investors applying for the establishment of a financial leasing enterprise must comply with relevant provisions on foreign investment. The Guidance of the General Office of the State Council on Accelerating the Development of Financing Leasing Industry issued by the General Office of the State Council in 2015 requires to establish a unified administrative and regulatory system for domestic as well as foreign investment in the leasing industry. According to the Guidance, foreign investment in the leasing industry is entitled to enjoy the same treatment as its domestic counterpart in terms of the business scope, trading rules, regulatory indicators, information submission as well as the inspection.

The Stipulation on Motor Vehicle Registration issued on May 27, 2008 and amended on September 12, 2012 by the Ministry of Public Security states that the new owner of a vehicle must submit an application for registration of transfer to the local vehicle administration office within 30 days after the delivery of the vehicle. Also, under the Property Law effective as of October 1, 2007, the transfer of movable property is effective upon delivery, but if the transfer of the property right of a vehicle has not been officially registered, it will not be valid against a good faith third-party transferee. In connection with this requirement, the Interpretation of the Supreme People’s Court on Issues Concerning the Application of Law in Cases of Finance Lease Contract Disputes came into force on March 1, 2014, providing guidelines on resolving finance lease contract disputes. This interpretation states that if a lessor authorizes a lessee to mortgage a leased item (a vehicle) to the lessor and to legally complete the mortgage registration with the registration authority, this arrangement could be valid as against a title claim made by a good faith third party, even if the transfer of the property right of the vehicle has not been officially registered.

Kaixin’s loans to used car dealerships are structured on a finance lease basis, whereby the entity lessor sells Kaixin the vehicle before leasing it back from Kaixin, making payments over time, although for accounting purposes the transaction is not treated as a sale as it is not substantively a sale due to the economic substance of the transaction. Notwithstanding this arrangement, Kaixin does not update the vehicle registrations to reflect its purchase of leased vehicles nor file mortgage registrations for the leased vehicles. Consequently, Kaixin lacks unambiguous legal basis to prevent a good-faith third-party buyer from taking legal title to a vehicle if the lessor attempts to sell the vehicle without Kaixin’s knowledge. See “Risk Factors — Risks Related to Doing Business in China — Kaixin relies on contractual obligations rather than government filings to ensure its continued title to vehicles managed under its vehicle leasing program.”

Anti-money Laundering Regulations

The PRC Anti-money Laundering Law, which became effective in January 2007, sets forth the principal anti-money laundering requirements applicable to financial institutions as well as non-financial institutions with anti-money laundering obligations, including the adoption of precautionary and supervisory measures, establishment of various systems for client identification, retention of clients’ identification information and transactions records, and reports on large transactions and suspicious transactions. According to the PRC Anti-money Laundering Law, financial institutions subject to the PRC Anti-money Laundering Law include banks, credit unions, trust investment companies, stock brokerage companies, futures brokerage companies, insurance companies and other financial institutions as listed and published by the State Council, while the list of the non-financial institutions with anti-money laundering obligations will be published by the State Council. The PBOC and other governmental authorities issued a series of administrative rules and regulations to specify the anti-money laundering obligations of financial institutions and certain non-financial institutions, such as payment institutions. However, the State Council has not promulgated the list of the non-financial institutions with anti-money laundering obligations.

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The General Office of the State Council promulgated the Opinions on Improving Anti-Money Laundering, Anti-Terrorism Financing and Anti-Tax Evasion Regulatory Systems and Mechanisms on August 29, 2017. According to the Opinions, the establishment of anti-money laundering financial regulatory systems for particular non-financial institutions is required to meet the international anti-money laundering standards that certain industries prone to high risks of money laundering, such as real estate agents, precious metal and jeweler sales, corporate services and other specific non-financial industries shall be strictly regulated.

Regulations on Illegal Fund-Raising

Raising funds by entities or individuals from the general public must be conducted in strict compliance with applicable PRC laws and regulations to avoid administrative and criminal liabilities. The Measures for the Banning of Illegal Financial Institutions and Illegal Financial Business Operations promulgated by the State Council in July 1998 and revised in January 2011, and the Notice on Relevant Issues Concerning the Penalty on Illegal Fund-Raising issued by the General Office of the State Council in July 2007, explicitly prohibit illegal public fund-raising. The main features of illegal public fund-raising include: (i) illegally soliciting and raising funds from the general public by means of issuing stocks, bonds, lotteries or other securities without obtaining the approval of relevant authorities, (ii) promising a return of interest or profits or investment returns in cash, properties or other forms within a specified period of time, and (iii) using a legitimate form to disguise the unlawful purpose.

To further clarify the criminal charges and punishments relating to illegal public fund-raising, the Supreme People’s Court promulgated the Judicial Interpretations to Issues Concerning Applications of Laws for Trial of Criminal Cases on Illegal Fund-Raising, or the Illegal Fund-Raising Judicial Interpretations, which came into force in January 2011. The Illegal Fund-Raising Judicial Interpretations provide that a public fund-raising will constitute a criminal offense related to “illegally soliciting deposits from the public” under the PRC Criminal Law, if it meets all the following four criteria: (i) the fundraising has not been approved by the relevant authorities or is concealed under the guise of legitimate acts; (ii) the fund-raising employs general solicitation or advertising such as social media, promotion meetings, leafleting and SMS advertising; (iii) the fundraiser promises to repay, after a specified period of time, the capital and interests, or investment returns in cash, properties in kind and other forms; and (iv) the fund-raising targets at the general public as opposed to specific individuals. An illegal fund-raising activity will be fined or prosecuted in the event that it constitutes a criminal offense. Pursuant to the Illegal Fund-Raising Judicial Interpretations, an offender that is an entity will be subject to criminal liabilities, if it illegally solicits deposits from the general public or illegally solicits deposits in disguised form (i) with the amount of deposits involved exceeding RMB1,000,000 (US$153,697), (ii) with over 150 fund-raising targets involved, or (iii) with the direct economic loss caused to fund-raising targets exceeding RMB500,000 (US$76,849), or (iv) the illegal fund-raising activities have caused baneful influences to the public or have led to other severe consequences. An individual offender is also subject to criminal liabilities but with lower thresholds. In addition, an individual or an entity who has aided in illegal fund-raising from the general public and charges fees including but not limited to agent fees, rewards, rebates and commission, constitute an accomplice of the crime of illegal fund-raising. In accordance with the Opinions of the Supreme People’s Court, the Supreme People’s Procurator and the Ministry of Public Security on Several Issues concerning the Application of Law in the Illegal Fund-Raising Criminal Cases promulgated on March 25, 2014, the administrative proceeding for determining the nature of illegal fund-raising activities is not a prerequisite procedure for the initiation of criminal proceeding concerning the crime of illegal fund-raising, and the administrative departments’ failure in determining the nature of illegal fund-raising activities does not affect the investigation, prosecution and trial of cases concerning the crime of illegal fundraising.

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Regulations on Foreign Investment

Investment activities in the PRC by foreign investors are principally governed by the Guidance Catalog of Industries for Foreign Investment promulgated and as amended from time to time by the MOFCOM and the NDRC, or the Catalog. In June 2017, the MOFCOM and the NDRC promulgated the Catalog, or 2017 Revision, which became effective in July 2017. Industries listed in the Catalog are divided into two parts: encouraged category, and the special management measures for the entry of foreign investment, or the Negative List, which is further divided into the restricted category and prohibited category. The Negative List was amended and issued in June 2018, and became effective in July 2018. Industries not listed in the Catalog are generally deemed to be in a fourth “permitted” category and are generally open to foreign investment unless specifically restricted by other PRC regulations. The Negative List, in a unified manner, lists the restrictive measures for the entry of foreign investment. Furthermore, foreign investors are not allowed to invest in companies in industries in the prohibited category. For the industries not listed the Negative List, the restrictive measures for the entry of foreign investment shall not apply in principle, and establishment of wholly foreign-owned enterprises in such industries is generally allowed.

In September 2016, the Standing Committee of the NPC published its decision to revise the laws relating to wholly foreign-owned enterprises and other foreign-invested enterprises. Such decision, which became effective in October 2016, changes the “filing or approval” procedure for foreign investments in China. Foreign investments in those business sectors that are not subject to special entry management measures will only be subject to filing instead of approval requirement. Pursuant to the Interim Measures for the Recordation Administration of the Formation and Modification of Foreign- Invested Enterprises promulgated by the MOFCOM in October 2016 and revised in July 2017, establishment and changes of foreign investment enterprises not subject to the approval under the special entry management measures shall be filed with the relevant authorities.

In January 2015, the Ministry of Commerce, or the MOFCOM, published a discussion draft of the proposed Foreign Investment Law, or the Draft Foreign Investment Law, for public review and comments. Among other things, the Draft Foreign Investment Law purports to introduce the principle of “actual control” in determining whether a company is considered a foreign invested enterprise, or a FIE. The Draft Foreign Investment Law provides that entities established in China but “controlled” by foreign investors will be treated as FIEs. In this connection, “control” is broadly defined in the Draft Foreign Investment Law to cover any of the following: (i) holding 50% or more of the voting rights of the subject entity; (ii) holding less than 50% of the voting rights of the subject entity but having the power to secure at least 50% of the seats on the board or other equivalent decision-making bodies, or having the voting power to exert material influence on the board, the shareholders’ meeting or other equivalent decision-making bodies; or (iii) having the power to exert decisive influence, via contractual or trust arrangements, over the subject entity’s operations, financial matters or other key aspects of its business operations. Once an entity is determined to be a FIE, and its investment amount exceeds certain thresholds or its business operation falls within the “catalog of special management measures” proposed to be separately issued by the State Council in the future, market entry clearance by the MOFCOM or its local counterparts would be required. According to the Draft Foreign Investment Law, variable interest entities would also be deemed as FIEs, if they are ultimately “controlled” by foreign investors, and be subject to restrictions on foreign investments. However, the Draft Foreign Investment Law has not taken a position on what actions will be taken with respect to the existing companies with the “variable interest entity” structures, whether or not these companies are controlled by Chinese parties.

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The Draft Foreign Investment Law places an emphasis on the security review requirements, whereby all foreign investments that jeopardize or may jeopardize national security must be reviewed and approved in accordance with the security review procedure. In addition, the Draft Foreign Investment Law imposes stringent ad hoc and periodic information reporting requirements on foreign investors and the applicable FIEs. Aside from investment implementation report and investment amendment report that are required at each investment and alteration of investment specifics, an annual report is mandatory, and quarterly report is required regarding large foreign investors meeting certain criteria. Any company found to be non-compliant with these information reporting requirements may potentially be subject to fines and/or administrative or criminal liabilities, and the persons directly responsible for non-compliance may be subject to criminal liabilities.

It is still uncertain when the Draft Foreign Investment Law would be signed into law and whether the final version would have any substantial changes from the Draft Foreign Investment Law. When the Foreign Investment Law becomes effective, the three existing laws regulating foreign investment in China, namely, the Sino-foreign Equity Joint Venture Enterprise Law, as amended by the Standing Committee of the National People’s Congress, or the Standing Committee of the NPC in November 2017, the Sino-foreign Cooperative Joint Venture Enterprise Law, as amended by the Standing Committee of the NPC in September 2016 and the Wholly Foreign-Owned Enterprise Law, as amended by the Standing Committee of the NPC in September 2016, together with their implementation rules and ancillary regulations, will be repealed.

Regulations on Value-Added Telecommunications Services

In 2000, the State Council promulgated the Telecommunications Regulations which draw a distinction between “basic telecommunication services” and “value-added telecommunication services.” The Telecommunications Regulations were subsequently revised in 2014 and again in 2016. In December 2015, the MIIT published the Classification Catalogue of Telecommunications Services, or the 2015 Catalogue, which took effect on March 1, 2016. The first catalogue was published in September 2000 and was subsequently amended in 2001 and 2003, respectively. Under the 2015 Catalogue, “value-added telecommunication services” was further classified into two sub-categories and 10 items. Internet content provision services, or ICP services, is under the second subcategory of value- added telecommunications businesses. Under the Telecommunications Regulations, commercial operators of value-added telecommunications services must first obtain an operating license from the MIIT or its provincial level counterparts.

In 2000, the State Council issued the Administrative Measures on Internet Information Services, or the Internet Measures, which were subsequently revised in 2011. According to the Internet Measures, commercial ICP service operators must obtain an ICP license from the relevant government authorities before engaging in any commercial ICP operations within the PRC.

In 2009, the MIIT promulgated the Administrative Measures on Telecommunications Business Operating License, or the Telecom License Measures. On July 3, 2017, Telecom License Measures was further revised and it became effective on September 1, 2017. The Telecom License Measures set forth the types of licenses required to operate value-added telecommunications services and the qualifications and procedures for obtaining such licenses. For example, an ICP operator providing value-added services in multiple provinces is required to obtain an interregional license, whereas an ICP operator providing the same services in one province is required to obtain a local license.

Restrictions on Foreign Ownership in Value-Added Telecommunications Services

According to the Provisions on Administration of Foreign Invested Telecommunications Enterprises, or the FITE Provisions, promulgated by the State Council in December 2001 and amended in September 2008 and 2016, the ultimate foreign equity ownership in a value-added telecommunications service provider must not exceed 50%. Moreover, for a foreign investor to acquire any equity interest in a value-added telecommunication business in China, it must demonstrate a good track record and experience in operating value-added telecommunications services. Foreign investors that meet these requirements must obtain approvals from the MIIT and the Ministry of Commerce or its authorized local branches.

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In 2006, the MIIT issued the Notice of the MIIT on Intensifying the Administration of Foreign Investment in Value-added Telecommunications Services. This notice prohibits domestic telecommunication services providers from leasing, transferring or selling telecommunications business operating licenses to any foreign investor in any form, or providing any resources, sites or facilities to any foreign investor for their illegal operation of a telecommunications business in China. According to this notice, either the holder of a value-added telecommunication business operating license or its shareholders must legally own the domain names and trademarks used by such license holders in their provision of value-added telecommunication services. The notice further requires each license holder to have the necessary facilities, including servers, for its approved business operations and to maintain such facilities in the regions covered by its license. In addition, all value-added telecommunications service providers are required to maintain network and internet security in accordance with the standards set forth in the Basic Requirements for Safeguarding the Network Information of Value- added Telecommunication Business (YDN126-2005) issued by the MIIT If a license holder fails to comply with the requirements in the notice and cure such non-compliance, the MIIT or its local counterparts have the discretion to take measures against such license holders, including revoking their value-added telecommunications business operating licenses.

To comply with these regulations, Kaixin operates its website through its VIEs. Shanghai Jieying has obtained an ICP license.

Regulations on Internet Publishing

The Administrative Provisions on Online Publishing Services, or the Online Publishing Provisions, was jointly issued by the MIIT and the State General Administration of Press, Publication, Radio, Film and Television in 2016, and came into effect on March 10, 2016. The Online Publishing Provisions define “online publishing services” as providing online publications to the public through information networks. Any online publishing services provided in the territory of the PRC are subject to these provisions. The Online Publishing Provisions requires any internet publishing services provider to obtain an online publishing service license to engage in online publishing services. Under the Online Publishing Provisions, online publications refer to digital works which have publishing features such as digital work that have been edited, produced or processed and which are made available to the public through information networks, including written works, pictures, maps, games, cartoons, audio/video reading materials and other methods. Any online game must obtain approval from the State Administration of Radio and Television before it is launched online. Furthermore, Sino-foreign equity joint ventures, Sino-foreign cooperative joint ventures and wholly foreign-owned enterprises cannot engage in providing web publishing services.

Regulations on Information Security

The Ministry of Public Security promulgated the Administrative Measures on Security Protection for International Connections to Computer Information Networks in 1997 and further revised in 2011 that prohibit the use of the internet in ways which, among other things, result in a leakage of state secrets or the distribution of socially destabilizing content. Socially destabilizing content includes any content that incites defiance or violations of PRC laws or regulations or subversion of the PRC government or its political system, spreads socially disruptive rumors or involves cult activities, superstition, obscenities, pornography, gambling or violence. State secrets are defined broadly to include information concerning PRC national defense, state affairs and other matters as determined by the PRC authorities. In addition, the National Administration for the Protection of State Secrets has issued The Confidentiality Administrative Provisions of the International Networking of Computer Information Systems authorizing the blocking of access to any website it deems to be leaking state secrets or failing to comply with the relevant legislation regarding the protection of state secrets.

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In 2005, the Ministry of Public Security promulgated Provisions on Technological Measures for Internet Security Protection, which require all ICP operators to keep records of certain information about their users (including user registration information, log-in and log-out time, IP address, content and time of posts by users) for at least 60 days and submit the above information as required by laws and regulations. The ICP operators must regularly update information security systems for their websites with local public security authorities and must also report any public dissemination of prohibited content. If an ICP operator violates these measures, the PRC government may revoke its ICP license and shut down its websites.

In November 2016, the Standing Committee of the National People’s Congress issued the Cyber Security Law, which came into effect on June 1, 2017. This is the first Chinese law that focuses exclusively on cyber security. The Cyber Security Law provides that network operators must set up internal security management systems that meet the requirements of a classified protection system for cybersecurity, including appointing dedicated cybersecurity personnel, taking technical measures to prevent computer viruses, network attacks and intrusions, taking technical measures to monitor and record network operation status and cybersecurity incidents, and taking data security measures such as data classification, backup and encryption. The Cyber Security Law also imposes a relatively vague but broad obligation to provide technical support and assistance to the public and state security authorities in connection with criminal investigations or for reasons of national security. The Cyber Security Law also requires network operators that provide network access or domain name registration services, landline or mobile phone network access, or that provide users with information publication or instant messaging services, to require users to provide a real identity when they sign up. The Cyber Security Law sets high requirements for the operational security of facilities deemed to be part of the PRC’s “critical information infrastructure.” These requirements include data localization, i.e., storing personal information and important business data in China, and national security review requirements for any network products or services that may have an impact on national security. Among other factors, “critical information infrastructure” is defined as critical information infrastructure that will, in the event of destruction, loss of function or data leak, result in serious damage to national security, the national economy and people’s livelihood, or the public interest. Specific reference is made to key sectors such as public communication and information services, energy, transportation, water-resources, finance, public service and e-government. However, no official guidelines as to the scope of “critical information infrastructure” have been formally issued.

Regulations on Internet Privacy

In recent years, PRC government authorities have enacted legislation on internet use to protect personal information from any unauthorized disclosure. The PRC law does not prohibit ICP operators from collecting and analyzing personal information from their users. However, the Administrative Measures on Internet Information Services prohibit an ICP operator from insulting or slandering a third party or infringing the lawful rights and interests of a third party. Pursuant to Decision on Strengthening Network Information Protection promulgated by the Standing Committee of the National People’s Congress in 2012, ICP operators that provide electronic messaging services must keep users’ personal information confidential and must not disclose such personal information to any third party without the users’ consent or unless required by law. The regulations further authorize the relevant telecommunications authorities to order ICP operators to rectify unauthorized disclosure. ICP operators are subject to legal liability if the unauthorized disclosure results in damages or losses to users. The PRC government, however, has the power and authority to order ICP operators to turn over personal information if an internet user posts any prohibited content or engages in illegal activities on the internet. In December 2011, the MIIT promulgated the Several Provisions on Regulating the Market Order of Internet Information Services, which became effective in March 2012. Without obtaining the consent from the users, telecommunication business operators and ICP operators may not collect or use the users’ personal information. The personal information collected or used in the course of provision of services by the telecommunication business operators or ICP operators must be kept in strict confidence, and may not be divulged, tampered with or damaged, and may not be sold or illegally provided to others. The ICP operators are required to take certain measures to prevent any divulge, damage, tamper or loss of users’ personal information.

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In December 2012, the Standing Committee of the National People’s Congress of the PRC issued the Decision on Strengthening the Protection of Online Information. Under this decision, ICP operators are required to take such technical and other measures necessary to safeguard information against inappropriate disclosure. To further implement this decision and relevant rules, MIIT issued the Regulation of Protection of Telecommunication and Internet User Information in 2013.

In November 2016, the Standing Committee of the National People’s Congress issued the Cyber Security Law, which came into effect on June 1, 2017. The Cyber Security Law imposes certain data protection obligations on network operators, including that network operators may not disclose, tamper with, or damage users’ personal information that they have collected, and that they are obligated to delete unlawfully collected information and to amend incorrect information. Moreover, internet operators may not provide users’ personal information to others without consent. Exempted from these rules is information irreversibly processed to preclude identification of specific individuals. Also, the Cyber Security Law imposes breach notification requirements that will apply to breaches involving personal information.

Regulations on Advertisements

Advertisers, advertising operators and advertising distributors are required by PRC advertising laws and regulations to ensure that the contents of the advertisements they prepare or distribute are true and in full compliance with applicable laws and regulations. In addition, where a special government review is required for certain categories of advertisements before publishing, the advertisers, advertising operators and advertising distributors are obligated to confirm that such review has been performed and the relevant approval has been obtained. Violation of these regulations may result in penalties, including fines, confiscation of advertising income, orders to cease dissemination of the advertisements and orders to publish an advertisement correcting the misleading information. In the case of serious violations, the State Administration for Industry and Commerce or its local branches may force the violator to terminate its advertising operation or even revoke its business license. Furthermore, advertisers, advertising operators or advertising distributors may be subject to civil liability if they infringe on the legal rights and interests of third parties.

In April 2015, the Standing Committee of the National People’s Congress issued the PRC Advertising Law or the Advertising Law, which came into effect on September 1, 2015. The Advertising Law applies to all advertising activities conducted via the internet. The Advertising Law requires that users must be able to close online pop-up ads with one click. Moreover, internet service providers are obligated to cease publishing any advertisements that they know or should know are illegal. Violation of these regulations may result in penalties, including fines, confiscation of the advertising incomes, termination of advertising operations and even suspension of the provider’s business license.

In July 2016, the SAIC issued the Interim Measures for the Administration of Internet Advertising, which became effective on September 1, 2016. These interim measures clarify that “internet advertisements” means commercial advertisements that promote commodities or services directly or indirectly via internet media such as websites, webpages and internet applications in the form of texts, pictures, audio, video or other forms. These interim measures also create a number of new requirements for internet advertisers. For example, these interim measures state that paid search advertisements should be clearly distinguished from ordinary search results. In addition, consistent with the Advertising Law, these interim measures require that advertisements published on internet pages in the form of pop-ups or other similar forms shall be clearly marked with a “close” button to ensure “one click to close.” The measures also prohibit unfair competition in internet advertisement publishing, including (1) providing or using any programs or hardware to intercept or filter any legally operated advertisements of other persons; and (2) using network pathways, network equipment or applications to disrupt the normal data transmission of advertisements, alter or block legally operated advertisements of other persons or load advertisements without authorization. Violation of these regulations may result in fine of no more than RMB 30,000, with any punishments administrated by the Administrative Authority for Industry and Commerce in the place where the advertisement publisher is located.

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In February 2018, the SAIC promulgated the Notice on Launching Special Overhaul of Internet Advertising, or the Internet Advertising Notice. The Internet Advertising Notice specifies that the illegal Internet advertisements having an adverse social impact, generating enormous publicity, or detrimental to the personal and property safety of the public via Internet media, shall be seriously regulated.

Regulations on Internet Finance Services

In July 2015, ten PRC regulatory agencies, including the People’s Bank of China, or the PBOC, the MIIT and the China Banking Regulatory Commission, or the CBRC, jointly issued the Guidelines on Promoting the Healthy Development of Internet Finance, or the Guidelines. The Guidelines call for active government support of China’s internet finance industry, including the online peer-to-peer lending service industry, and clarify the division of responsibility among regulatory agencies. The Guidelines specify that the CBRC will have primary regulatory responsibility for the online peer-to-peer lending service industry in China and state that online peer-to-peer lending service providers shall act as an intermediary platform to provide information exchange, matching, credit assessment and other intermediary services, and must not provide credit enhancement services and/or engage in illegal fund-raising. The Guidelines provide additional requirements for China’s internet finance industry, including the use of custody accounts with qualified banks to hold customer funds as well as information disclosure requirements.

In August 2016, four PRC regulatory agencies, including the CBRC, the MIIT, the Ministry of Public Security and Cyberspace Administration of China, published the Interim Measures for the Administration of the Business Activities of Online Lending Information Intermediary Institution, or Interim Measures. The Interim Measures define online lending intermediaries as the financial information intermediaries that are engaged in online peer-to-peer lending information business and provide lenders and borrowers with lending information services, such as information collection and publication, credit rating, information interaction and loan facilitation. Consistent with the Guidelines, the Interim Measures prohibit online lending intermediaries from providing credit enhancement services and collecting funds directly or indirectly, and require, among others, (i) that online lending intermediaries intending to provide online lending information agency services and its subsidiaries and branches must make relevant record-filing with local financial regulatory authorities with which it is registered after obtaining the business license; (ii) that online lending intermediaries operating telecommunication services must apply for relevant telecommunication service license after the completion of the record-filing and registration with the local financial regulatory authority; and

(iii)   that online lending intermediaries must materially specify the online lending information intermediary in the business scope.

The Interim Measures list the following businesses that an online lending intermediary must not, by itself or on behalf of a third party, participate in: (i) financing for themselves whether or not in disguised form; (ii) accepting or collecting directly or indirectly the funds of lenders; (iii) providing lenders with guarantee or promise on guarantee of principal and interest directly or in disguised form;

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(iv)   publicizing or promoting financing projects at physical locations or entrusting or authorizing a third party to do so; (v) extending loans, except otherwise as provided by laws and regulations; (vi) splitting the term of any financing project; (vii) offering wealth management and other financial products by themselves to raise funds, and selling as an agent bank wealth management, securities company asset management, fund, insurance or trust products and other financial products; (viii) conducting asset securitization business or realizing transfer of creditors’ rights in the forms of asset packaging, asset securitization, trust assets, fund shares, etc.; (ix) engaging in any form of mixture, bundling or agency with other institutions in investment, agency in sale, brokerage and other business except as permitted by laws, regulations and relevant regulatory provisions on online peer-to-peer lending; (x) falsifying or exaggerating earnings outlook of financing projects, concealing the defects and risks of financing projects, making false advertising or promotion, etc., by using ambiguous words or other fraudulent means, fabricating or spreading false or incomplete information impairing the business reputation of others or misleading lenders or borrowers; (xi) providing information intermediary services for high-risk financing which uses the borrowed funds for investment in stocks, over-the-counter fund distribution, futures contracts, structured funds and other derivative products; (xii) engaging in businesses such as crowd-funding in equity; and (xiii) other activities prohibited by the laws, regulations and the regulatory provisions on online peer-to-peer lending. In addition, the Interim Measures stipulate that online lending intermediaries shall not operate businesses other than risk management and necessary business processes such as information collection and confirmation, post-loan tracking and pledge management in accordance with online lending regulations, via offline physical locations. Furthermore, the Interim Measures provide that online lending intermediaries shall, based on their risk management capabilities, set upper limits on the loan balance of a single borrower borrowing both from one online lending intermediary and from all online lending intermediaries. In the case of natural persons, this limit shall not be more than RMB200,000 for one online lending intermediary and not more than RMB1 million in total from all platforms, while the limit for a legal person or organization shall not be more than RMB1 million for one online lending intermediary and not more than RMB5 million in total from all platforms. Moreover, the Interim Measures require that each online lending intermediary (i) separates its own capital from funds received from lenders and borrowers and (ii) selects a qualified banking financial institution as its funding custodian institution, which shall perform custody and administrative responsibilities as required.

On October 28, 2016, the CBRC, the MIIT and the SAIC, jointly published the Guidelines on the Administration of Record-filings of Online Lending Information Intermediary Agencies, or the Record- filings Guidelines, to establish and improve the record-filing mechanisms for online lending intermediaries. According to the Record-filings Guidelines, a newly established online lending intermediary shall make the record-filings with the local financial regulatory authority after obtaining the business license; while with respect to any online lending intermediary which is established and begins to conduct the business prior to the publication of this Record-filings Guidelines, the local financial regulatory authority shall, pursuant to relevant arrangement of specific rectification work for risks in online peer-to-peer lending, accept the application for record-filings submitted by a qualified online lending intermediary, or any online lending intermediary which has completed the rectification confirmed by relevant authorities.

On February 22, 2017, the CBRC released the Guidelines to Regulate Funds Custodian for online lending intermediaries, or the Custodian Guidelines. The Custodian Guidelines define depositories as commercial banks that provide online lending fund custodian services, and stipulate that the depositories shall not engage in offering any guarantee, including: (i) offering guarantees for lending transaction activities conducted by online lending intermediaries, or undertaking any liability for breach of contract related to such activities; (ii) offering guarantees to lenders, guaranteeing principal and dividend payments or bearing the risks associated with fund lending operations for lenders.

On April 18, 2017, the Online Lending Rectification Office issued the Notice on the Performance of Check and Rectification of Cash Loan Business Activities and a supplementary notice, or the Notice on Cash Loan. The Notice on Cash Loan requires the local branches of the Online Lending Rectification Office to conduct a comprehensive review and inspection of the cash loan business of online lending platforms and require such platforms to implement necessary improvements and remediation within a specific period to comply with the relevant requirements under the applicable laws and regulations. The Notice on Cash Loan focuses on preventing malicious fraudulent activities, loans that are offered at excessive interest rates and violence in the loan collection processes in the cash loan business operation of online lending platforms. The Online Lending Rectification Office also issued a list of cash loan business activities that are to be examined.

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On August 23, 2017, the General Office of the CBRC released the Guidelines on Information Disclosure of Business Activities of Online Lending Information Intermediaries, or the Information Disclosure Guidelines. Consistent with the Interim Measures, the Information Disclosure Guidelines emphasize the requirement of information disclosure by an online lending intermediary and further, detail the frequency and scope of such information disclosure. Any violation of the Information Disclosure Guidelines by an online lending intermediary may subject the online lending intermediary to certain penalties under Interim Measures. In addition, the Information Disclosure Guidelines require online lending intermediaries that do not fully comply with the Information Disclosure Guidelines in conducting their business to rectify the relevant activities within six months after the release of the Information Disclosure Guidelines.

On December 1, 2017, the Internet Finance Rectification Office and the Online Lending Rectification Office jointly issued the Notice on Regulating and Rectifying “Cash Loan” Business, or the Circular 141, outlining general requirements on the “cash loan” business conducted by network microcredit companies, banking financial institutions and online lending information intermediaries. The Circular 141 specifies the features of “cash loans” as not relying on consumption scenarios, with no specified use of loan proceeds, no qualification requirement on customers and unsecured etc. The Circular 141 sets forth several general requirements with respect to the “cash loan” business, including, without limitation: (i) no organizations or individuals may conduct the lending business without obtaining relevant approvals for the lending business; (ii) the aggregated borrowing costs of borrowers charged by institutions in the forms of interest and various fees should be annualized and subject to the limit on interest rate of private lending set forth in the Private Lending Judicial Interpretations issued by the Supreme People’s Court; (iii) all relevant institutions shall follow the “know-your-customer” principle and prudentially assess and determine the borrower’s eligibility, credit limit and cooling-off period, etc. Loans to any borrower without income sources are prohibited; and (iv) all relevant institutions shall enhance the internal risk control and prudentially use the “data-driven” risk management model. In additions, the Circular 141 emphasizes several requirements on the online lending information intermediaries. For instance, such intermediaries are prohibited from facilitating any loans to students or other persons without repayment source or repayment capacity, or loans with no designated use of proceeds. Also, such intermediaries are not permitted to deduct interest, handling fee, management fee or deposit from the principal of loans provided to the borrowers in advance. Any violation of the Circular 141 may result in penalties, including but not limited to suspension of operation, orders to make rectification, condemnation, disapproval of recordation, revocation of license, order to cease business operation, and criminal liabilities.

There are also certain rules, laws and regulations relevant or applicable to the internet financing service industry, including the PRC Contract Law, the General Principles of the Civil Law of the PRC, and related judicial interpretations promulgated by the Supreme People’s Court.

Regulations on Intellectual Property Rights

China has adopted legislation governing intellectual property rights, including trademarks, patents and copyrights. China is a signatory to the major international conventions on intellectual property rights and became a member of the Agreement on Trade Related Aspects of Intellectual Property Rights upon its accession to the World Trade Organization in December 2001.

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Patent. The standing committee of the National People’s Congress adopted the Patent Law in 1984 and was subsequently amended in 1992, 2000 and 2008. The state Council promulgated Implementation Regulation for the Paten Law in 2001, which was amended in 2010. To be patentable, invention or utility models must meet three conditions: novelty, inventiveness and practical applicability. A patent is valid for a term of twenty years in the case of an invention and a term of ten years in the case of utility models and designs. A third-party user must obtain consent or a proper license from the patent owner to use the patent. Otherwise, the use constitutes an infringement of patent rights.

Copyright. The National People’s Congress adopted the Copyright Law in 1990 and amended in 2001 and 2010. The Copyright Law extends copyright protection to internet activities, products disseminated over the internet and software products. In addition, there is a voluntary registration system administered by the China Copyright Protection Center. The amended Copyright Law also requires registration of a copyright pledge.

Software products. In China, holders of computer software copyrights enjoy protections under the Copyright Law. Various regulations relating to the protection of software copyrights in China have promulgated, including Copyright Law of the PRC which was promulgated in 1990 and amended in 2001 and February 2010 and the Regulation for the Implementation of the Copyright Law of the PRC which came into effect in September 2002 and was amended in January 2011 and further amended in January 2013 and Measures for the Registration of Computer Software Copyright which was issued by National Copyright Administration of the PRC in February 2002. Under these regulations, computer software that is independently developed and exists in a physical form is protected, and software copyright owners may license or transfer their software copyrights to others. Registration of software copyrights, exclusive licensing and transfer contracts with the Copyright Protection Center of China or its local branches is encouraged. Such registration is not mandatory under Chinese law, but can enhance the protections available to the registered copyrights holders. In 2002, the National Copyright Administration of the PRC issued the Computer Software Copyright Registration Procedures, which apply to software copyright registration, license contract registration and transfer contract registration. In compliance with, and in order to take advantage of, the above rules, Kaixin had registered nine computer software copyrights.

Trademark. The PRC Trademark Law was adopted in 1982 and was amended in 1993, 2001 and 2013. The Trademark Office under the SAIC handles trademark registrations and grants a term of 10 years for registered trademarks and another 10 years if requested upon expiry of the first or any renewed ten-year term. Trademark license agreements must be filed with the Trademark Office for record. Kaixin registered its trademark “开心汽车” in class 35, which is crucial to Kaixin’s business.

Domain Names. In 2002, the CNNIC issued the Implementing Rules for Domain Name Registration and revised it in 2009 and 2012, setting forth detailed rules for registration of domain names. On August 24, 2017, the MIIT, promulgated the Administrative Measures for Internet Domain Names, or Internet Domain Name Measures. The Internet Name Measures regulate the registration of domain names, such as the first tier domain name “.cn.” In November 2014, the CNNIC issued the Rules of First-tier Domain Name Dispute Resolution, pursuant to which the CNNIC can authorize a domain name dispute resolution institution to decide disputes. Kaixin had registered domain names including www.kaixin.com.

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Regulations on Anti-unfair Competition

Under the Anti-unfair Competition Law, effective in 1993 and revised in 2017, a business operator is prohibited from carrying out acts intending to cause confusion, which would mislead others into thinking that its products belong to another party or that there is an association with another party, by:

●	using without permission, a mark that is identical with or similar to product names, packaging or decoration of others with a certain degree of influence;

●	using without permission, the name of an enterprise, a social organization or an individual with a certain degree of influence;

●	using without permission, the main element of a domain name, website name or webpage with a certain degree of influence;

●	carrying out confusing acts that are sufficient to mislead others into thinking that a product belongs to another party or there is an affiliation with another party.

Regulations on Foreign Exchange

Under the Foreign Currency Administration Rules, which were revised in 2008, if documents certifying the purposes of the conversion of RMB into foreign currency are submitted to the relevant foreign exchange conversion bank, the RMB will be convertible for current account items, including the distribution of dividends, interest and royalties payments, and trade and service-related foreign exchange transactions. Conversion of RMB for capital account items, such as direct investment, loans, securities investment and repatriation of investment, however, is subject to the approval of SAFE or its local counterpart.

Under the Administration Rules for the Settlement, Sale and Payment of Foreign Exchange, which were promulgated in 1996, foreign-invested enterprises may only buy, sell and/or remit foreign currencies at banks authorized to conduct foreign exchange business after providing valid commercial documents and, in the case of capital account item transactions, obtaining approval from SAFE or its local counterpart. Capital investments by PRC entities outside of China, after obtaining the required approvals of the relevant approval authorities, such as the Ministry of Commerce and the National Development and Reform Commission or their local counterparts, are also required to register with SAFE or its local counterpart.

In February 2015, SAFE promulgated the Notice on Further Simplifying and Improving the Foreign Exchange Management Policies for Direct Investment, or the SAFE Circular 13, which took effect on June 1, 2015. SAFE Circular 13 delegates the power to enforce the foreign exchange registration in connection with inbound and outbound direct investments under relevant SAFE rules from local branches of SAFE to banks, thereby further simplifying the foreign exchange registration procedures for inbound and outbound direct investments.

In March 2015, SAFE issued the Circular on Reform of the Administrative Rules of the Payment and Settlement of Foreign Exchange Capital of Foreign-Invested Enterprises, or SAFE Circular 19, which became effective on June 1, 2015. Pursuant to SAFE Circular 19, foreign-invested enterprises may either continue to follow the current payment-based foreign currency settlement system or choose to follow the “conversion-at-will” system for foreign currency settlement. Where a foreign-invested enterprise follows the conversion-at-will system for foreign currency settlement, it may convert part or all of the amount of the foreign currency in its capital account into Renminbi at any time. The converted Renminbi will be kept in a designated account labeled as settled but pending payment, and if the foreign-invested enterprise needs to make payment from such designated account, it still needs to go through the review process with its bank and provide necessary supporting documents. SAFE Circular 19, therefore, has substantially lifted the restrictions on the usage by a foreign-invested enterprise of its Renminbi registered capital converted from foreign currencies. According to SAFE Circular 19, such Renminbi capital may be used at the discretion of the foreign-invested enterprise and SAFE will eliminate the prior approval requirement and only examine the authenticity of the declared usage afterwards. Nevertheless, foreign-invested enterprises like Kaixin’s PRC subsidiaries are still not allowed to extend intercompany loans to its VIEs. In addition, as SAFE Circular 19 was promulgated recently, there remain substantial uncertainties with respect to the interpretation and implementation of this circular by relevant authorities.

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In utilizing funds that Kaixin holds offshore, as an offshore holding company with PRC subsidiaries, Kaixin may (i) make additional capital contributions to its PRC subsidiaries, (ii) establish new PRC subsidiaries and make capital contributions to these new PRC subsidiaries, (iii) make loans to its PRC subsidiaries or consolidated affiliated entities, or (iv) acquire offshore entities with business operationsin China in offshore transactions. However, most of these uses are subject to PRC regulations and approvals. For example:

●	capital contributions to Kaixin’s PRC subsidiaries, whether existing or newly established ones, must be approved by the Ministry of Commerce or its local counterparts;

●	loans by Kaixin to its PRC subsidiaries, each of which is a foreign-invested enterprise, to finance their activities cannot exceed statutory limits and must be registered with SAFE or its local branches; and

●	loans by Kaixin to its consolidated affiliated entities, which are domestic PRC entities, must be approved by the National Development and Reform Commission and must also be registered with SAFE or its local branches.

Regulations on Dividend Distribution

Wholly foreign-owned enterprises in the PRC may pay dividends only out of their accumulated profits as determined in accordance with PRC accounting standards and regulations. The State Council issued the Rules of the Implementation of the Law of PRC on Wholly Foreign-owned Enterprises or the Rules of WFOE in 1990, which was revised in 2001 and 2014. Pursuant to the revised Rules of WFOE, these wholly foreign-owned enterprises are required to set aside at least 10% of their respective accumulated profits each year, if any, to fund certain reserve funds, until the aggregate amount of such fund reaches 50% of its registered capital. At the discretion of these wholly foreign- owned enterprises, they may allocate a portion of their after-tax profits based on PRC accounting standards to staff welfare and bonus funds. These reserve funds and staff welfare and bonus funds are not distributable as cash dividends.

Regulations on Offshore Investment by PRC Residents

In July 2014, SAFE promulgated the Notice on Relevant Issues Concerning Foreign Exchange Control of Domestic Residents’ Overseas Investment and Financing and Roundtrip Investment through Offshore Special Purpose Vehicles, or SAFE Circular 37, which replaced the former Notice on Relevant Issues Concerning Foreign Exchange Administration for PRC Residents to Engage in Financing and Inbound Investment via Overseas Special Purpose Vehicles, or SAFE Circular 75, promulgated by SAFE in 2005.

SAFE Circular 37 requires PRC residents to register with local branches of SAFE in connection with their direct establishment or indirect control of an offshore entity, for the purpose of overseas investment and financing, with such PRC residents’ legally owned assets or equity interests in domestic enterprises or offshore assets or interests, which is referred to in SAFE Circular 37 as a “special purpose vehicle.” SAFE Circular 37 further requires amendment to the registration in the event of any significant changes with respect to the special purpose vehicle, such as an increase or decrease of capital contributed by PRC residents, share transfer or exchange, merger, division or other material events. In the event that a PRC resident holding interests in a special purpose vehicle fails to complete the required SAFE registration, the PRC subsidiaries of that special purpose vehicle may be prohibited from making profit distributions to the offshore parent and from carrying out subsequent cross-border foreign exchange activities, and the special purpose vehicle may be restricted in its ability to contribute additional capital into its PRC subsidiaries. Furthermore, failure to comply with the various SAFE registration requirements described above could result in liability under PRC law for evasion of foreign exchange controls.

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Regulations on Employee Stock Options Plans

In 2007, SAFE issued implementing rules for the Administrative Measures of Foreign Exchange Matters for Individuals, which, among other things, specified approval requirements for certain capital account transactions, such as a PRC citizen’s participation in employee stock ownership plans or share option plans of an overseas publicly listed company, and it was further amended on May 29, 2016. In 2012, SAFE promulgated the Notice on the Administration of Foreign Exchange Matters for Domestic Individuals Participating in the Stock Incentive Plans of Overseas Listed Companies, or the Stock Option Notice, which simplifies the requirements and procedures for the registration of stock incentive plan participants, especially in respect of the required application documents and the absence of strict requirements on offshore and onshore custodian banks.

Under these rules, for PRC resident individuals who participate in stock incentive plans of overseas publicly listed companies, which includes employee stock ownership plans, stock option plans and other incentive plans permitted by relevant laws and regulations, a PRC domestic qualified agent or the PRC subsidiary of such overseas listed company must, among other things, file on behalf of such resident an application with SAFE or its local counterpart to obtain approval for an annual allowance with respect to the purchase of foreign exchange in connection with the stock holding or share option exercises, as PRC residents may not directly use oversea funds to purchase shares or exercise share options. In addition, within three months after any substantial changes to any such stock incentive plan, including any changes due to a merger or acquisition or changes to the domestic or overseas custodian agent, the domestic agent must update the registration with SAFE.

Under the Foreign Currency Administration Rules, as amended in 2008, the foreign exchange proceeds of domestic entities and individuals can be remitted into China or deposited abroad, subject to the terms and conditions to be issued by SAFE. However, the implementing rules in respect of depositing the foreign exchange proceeds abroad have not been issued by SAFE. The foreign exchange proceeds from the sales of shares can be converted into RMB or transferred to such individuals’ foreign exchange savings account after the proceeds have been remitted back to the special foreign exchange account opened at the PRC domestic bank. If share options are exercised in a cashless exercise, the PRC domestic individuals are required to remit the proceeds to special foreign exchange accounts.

In addition, the State Administration of Taxation, or SAT, has issued circulars concerning employee share options such as the Notice on Issues Concerning the Individual Income Tax on Equity Incentives issued in 2009 and Notice on Issue of Levying Individual Income Taxes on Incomes from Individual Stock Options promulgated in 2005. Under these circulars, Kaixin’s employees working in China who exercise share options will be subject to PRC individual income tax. Kaixin’s PRC subsidiaries have obligations to file documents related to employee share options with relevant tax authorities and withhold the individual income taxes of employees who exercise their share options.

Regulations on Taxation

Enterprise Income Tax

The PRC Enterprise Income Tax Law, which was promulgated on March 16, 2007 and took effect on January 1, 2008, and further amended on February 24, 2017, imposes a uniform enterprise income tax rate of 25% on all PRC resident enterprises, including foreign-invested enterprises, unless they qualify for certain exceptions. The enterprise income tax is calculated based on the PRC resident enterprise’s global income as determined under PRC tax laws and accounting standards. If a non-resident enterprise sets up an organization or establishment in the PRC, it will be subject to enterprise income tax for the income derived from such organization or establishment in the PRC and for the income derived from outside the PRC but with an actual connection with such organization or establishment in the PRC.

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The PRC Enterprise Income Tax Law and its implementation rules, which were promulgated on December 6, 2007 and took effect on January 1, 2008, permit certain “high and new technology enterprises strongly supported by the state” that independently own core intellectual property and meet statutory criteria, to enjoy a reduced 15% enterprise income tax rate. On January 29, 2016, the SAT, the Ministry of Science and Technology and the Ministry of Finance jointly issued the Administrative Rules for the Certification of High and New Technology Enterprises specifying the criteria and procedures for the certification of High and New Technology Enterprises.

Value-added Tax

The Provisional Regulations of the PRC on Value-added Tax, which were promulgated by the State Council on December 13, 1993 and came into effect on January 1, 1994, were most recently amended on November 19, 2017. According to the Value-added Tax Law, or the VAT Law, all enterprises and individuals engaged in the sale of goods, the provision of processing, repair and replacement services, sales of services, intangible assets, real property and the importation of goods within the territory of the PRC are the taxpayers of value-added tax, or VAT. The VAT tax rates generally applicable are simplified as 17%, 11%, 6% and 0%, and the VAT tax rate applicable to the small-scale taxpayers is 3%. Starting from May 1, 2018, the VAT tax rates have been reduced to 16%, 10%, 6% and 0%.

As of the date of this proxy statement, Kaixin’s PRC subsidiaries and consolidated affiliated entities are generally subject to 6% or 17% VAT rate, and 6% or 16% VAT rate from May 1, 2018.

Dividend Withholding Tax

Pursuant to the EIT Law and its implementation rules, dividends generated after January 1, 2008 and payable by a foreign-invested enterprise in China to its foreign enterprise investors are subject to a 10% withholding tax, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. Under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital, or the China-HK Taxation Arrangement, which became effective on January 1, 2007, income tax on dividends payable to a company resident in Hong Kong that holds more than a 25% equity interest in a PRC resident enterprise may be reduced to a rate of 5%. According to the SAT Circular 601, the 5% tax rate does not automatically apply as approvals from competent local tax authorities are required before an enterprise can enjoy the relevant tax treatments relating to dividends under the relevant taxation treaties. In addition, according to a tax circular issued by SAT in February 2009, if the main purpose of an offshore arrangement is to obtain a preferential tax treatment, the PRC tax authorities have the discretion to adjust the preferential tax rate enjoyed by the relevant offshore entity. Although Renren Auto is currently wholly owned by Jet Sound Hong Kong Company Limited, there can be no assurance that Kaixin will be able to enjoy the preferential withholding tax rate of 5% under the China-HK Taxation Arrangement.

Labor Laws and Social Insurance

Pursuant to the PRC Labor Law and the PRC Labor Contract Law, employers must execute written labor contracts with full-time employees. All employers must compensate their employees with wages equal to at least the local minimum wage standards. All employers are required to establish a system for labor safety and sanitation, strictly abide by state rules and standards and provide employees with workplace safety training. In addition, employers in China are obliged to provide employees with welfare schemes covering pension insurance, unemployment insurance, maternity insurance, work-related injury insurance, medical insurance and housing funds. Violations of the PRC Labor Contract Law and the PRC Labor Law may result in the imposition of fines and other administrative liabilities. Criminal liability may arise for serious violations. To comply with these laws and regulations, Kaixin has caused all of its full-time employees to enter into labor contracts and provide its employees with the proper welfare and employment benefits.

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Regulations on Concentration in Merger and Acquisition Transactions

In August 2006, six PRC regulatory agencies jointly adopted the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or the M&A Rules, which was amended in 2009. The M&A Rule established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time-consuming and complex. These rules require, among other things, that the Ministry of Commerce be notified in advance of any change-of-control transaction in which a foreign investor will take control of a PRC domestic enterprise or a foreign company with substantial PRC operations, if certain thresholds under the Provisions on Thresholds for Prior Notification of Concentrations of Undertakings issued by the State Council in 2008 are triggered.

Regulations on Overseas Direct Investment

In August 2014, MOFCOM promulgated the Measures for the Administration of Overseas Investment, or the Overseas Investment Measures. The Overseas Investment Measures define “overseas investment” as activities that an PRC enterprise obtains any ownership, right of control, right of business management, or other relevant rights and interests by formation, merger or any other means. Pursuant to the Overseas Investment Measures, the overseas investment shall make record-filing with local branch of MOFCOM via the online filing system if it is not involved any sensitive country or region, or any industry.

In December 2017, the NDRC adopted the Administrative Measures for Enterprises’ Overseas Investment, or the Overseas Investment Rules, which became effective in March 2018. The Overseas Investment Rules provide that, for local enterprises (enterprises that are not managed by the state government), if the amount of investment made by the Chinese investors is less than US$300 million, and the target project is non-sensitive, then the overseas investment project will require online filing with the local branch of the NDRC where the enterprise itself is registered. And overseas investment in the Overseas Investment Rules shall mean activities where an PRC enterprise, directly or through an overseas enterprise controlled by it, acquires overseas any ownership, right of control, right of business management, or other relevant rights and interests, by contributing assets or rights and interests, providing financing and/or guarantee, or any other means.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF KAIXIN AUTO GROUP

You should read the following description of Kaixin Auto Group’s results of operations and financial condition in conjunction with the section above titled “Risk Factors” and its consolidated audited financial statements presented in this filing.

Overview

Kaixin is the largest premium used auto dealership group in China in terms of the number of cities and locations of its Dealerships, and the second largest based on revenues in 2017, according to iResearch. As of June 30, 2018, Kaixin had 15 Dealerships covering 15 cities in 13 provinces in China. Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. Please see the pro-forma financial information on page 132 of this proxy statement for an explanation of how this divestiture will affect Kaixin’s financial results. On average, Kaixin’s Dealership operators have over ten years of experience in the used car industry. Kaixin provides used car buyers in China with access to a wide selection of used vehicles across its network of Dealerships, with a focus on premium brands, such as Audi, BMW, Mercedes-Benz, Land Rover and Porsche. In addition to its auto sales, for the convenience of its customers, Kaixin also provides financing channels to its customers and other in-network dealers through its partnership with several financial institutions, including Ping An Bank, Shanghai Branch. Furthermore, beginning in the third quarter of 2017, Kaixin started to offer value-added services to its customers, including insurance, extended warranties and after-sales services.

From the launch of its first Dealership market in mid-2017 to June 30, 2018, Kaixin sourced, reconditioned, marketed and sold approximately 5,090 used vehicles to customers across China. Kaixin’s sales have grown as it has increased its penetration in existing markets, expanded its network into new markets and built its brand awareness. Kaixin has experienced rapid growth in car sales volume through its auto sales business since its inception, with about 30, 770, 1,430, 1,960 and 1,710 vehicles sold in the three months ended June 30, September 30 and December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

Basis of Presentation

Kaixin’s financial data presented herein as of December 31, 2016 and 2017 and for the years ended December 31, 2015, 2016 and 2017 have been derived from its audited consolidated financial statements, which were prepared in accordance with U.S. GAAP, and should be read in conjunction with those statements which are included elsewhere in this proxy statement.

Reorganization Transactions

Prior to the completion of the business combination, Kaixin has been a wholly-owned subsidiary of Renren. Its business was historically operated by Renren through certain subsidiaries and variable interest entities. In 2017, Renren’s finance business, as well as certain shell companies were transferred to Kaixin, and certain steps were undertaken as part of the Reorganization in order to reorganize Kaixin’s business.

Kaixin’s consolidated financial statements included elsewhere in this proxy statement include the assets, liabilities, revenue, expenses and cash flows that were directly attributable to Kaixin for all periods presented.

Historically, Renren supported Kaixin’s business with its financial, administrative, selling and marketing, legal and information technology resources, as well as the services of its executive officers and other employees, the costs of which were allocated to Kaixin based on the proportion of revenues, headcount, as well as estimates of time spent on the provision of services, and were included in Kaixin’s consolidated financial statements for the periods presented. Kaixin has entered into a master transaction agreement, a transitional services agreement and a non-competition agreement with Renren which govern various aspects of the ongoing relationship between Kaixin and Renren.

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Business Acquisitions

In the second half of 2017, Kaixin completed the acquisitions of 14 used car dealer businesses across China, and in 2018, Kaixin has acquired one additional dealer and three after-sales service center. Each acquisition, while negotiated independently, was structured in a similar manner, in which Shanghai Jieying, Kaixin’s PRC subsidiary, purchased all car inventories from each dealership for cash at fair value. Subsequent to the car inventory purchase, Shanghai Jieying and the shareholder of the existing car dealership enter into an equity purchase agreement which requires the shareholder of the existing car dealership to transfer the majority interest of each dealership which also includes the remaining eligible assets, employees, business contracts owned and leased by the existing entity to a new entity set up by those shareholders. In turn, Shanghai Jieying agrees to subscribe for 70% of the entity interest in this entity as well as to inject cash and pay the shareholder contingent consideration in the form of shares of Kaixin. The contingent issuance of shares is not dependent on whether the previous owner remains employed with Kaixin. The total purchase price of these 18 acquisitions in 2017 and 2018 consisted of (1) cash payment which includes partial consideration for the cars as well as capital injection to the new entity, (2) forgive financing receivable outstanding that was previously provided by Kaixin to the used car dealership, and (3) contingent consideration to be paid. For additional information, please refer to “Kaixin Auto Group’s Business — Certain Legal Arrangements — Legal Arrangements with Dealerships and After-Sales Partners” and note 5 to the accompanying financial statements.

Business combinations are recorded using the acquisition method of accounting. Kaixin elected to early adopt ASU 2017-01 “Business Combination (Topic 805): Clarifying the Definition of a Business” on January 1, 2017 and applied the new definition of a business prospectively for acquisitions made during the year ended December 31, 2017. Upon the early adoption of ASU 2017-01, a new screening procedure is introduced to evaluate whether a transaction should be accounted for as an acquisition and/or disposal of a business versus assets. In order for a purchase to be considered an acquisition of a business, and receive business combination accounting treatment, the set of transferred assets and activities must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs. If substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets, then the set of transferred assets and activities is not a business. The adoption of this standard requires future purchases to be evaluated under the new framework.

Key Factors Affecting Kaixin’s Results of Operations

Kaixin believes that its results of operations are significantly affected by the following key factors.

Demand for Premium Passenger Vehicles in China

Kaixin generates the substantial majority of its revenues from the sales of premium passenger vehicles and the market demand for such passenger vehicles in China directly affects its revenues. Demand for premium passenger vehicles is affected by a variety of factors, including:

●	macro-economic conditions in China, level of urbanization and household income;

●	continued increase in the number of affluent individuals and consumer sentiment toward premium automobiles;

●	continued improvement of road networks and infrastructure; and

●	PRC laws and regulations with regard to passenger vehicles.

Overall, according to iResearch, the Chinese premium automobile market has experienced significant growth in recent years. According to iResearch, the Chinese automotive industry generated approximately RMB3.4  trillion (US$488.5 billion) in sales in 2017, with used car sales accounting for approximately RMB0.6 trillion (US$86.2 billion). These figures are expected to grow to RMB4.2  trillion (US$603.2 billion) and RMB1.6  trillion (US$229.8 billion) in 2022, respectively. Among used car sales, premium used car sales value is expected to grow rapidly at a CAGR of 23.2%  from RMB206.3  billion in 2017 to RMB585.3  billion in 2022, as compared with low-end used car value, which is expected to grow at a CAGR of 15.5%  from RMB237.1  billion in 2017 to RMB487.0 billion in 2022, according to iResearch.

Integration of Kaixin’s Dealerships

Kaixin began to acquire majority control of used car dealers across China in the second half of 2017. Kaixin relies on its Dealerships to conduct significant aspects of its business. As of June 30, 2018, Kaixin had 15 Dealerships. Kaixin’s Dealerships and their employees directly interact with consumers, other dealerships and other platform participants, and their performance directly impacts Kaixin’s results of operations and financial condition. In addition, expansion of Kaixin’s network of Dealerships may affect Kaixin’s results of operations in the form of startup costs, acquisitions of new Dealership assets or capital injections.

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In addition, pursuant to the agreements by which Kaixin acquired its Dealerships and after sales service centers, Kaixin would be obligated to make significant payments of our ordinary shares to the minority owners of Kaixin’s Dealerships and certain after-sales service centers Kaixin has acquired, each of which would have been payable annually over a five-year period. For additional information, please see “Kaixin Auto Group’s Business — Certain Legal Arrangements — Legal Arrangements with Dealerships and After-Sales Partners — Equity Purchase Agreement.” In connection with the Business Combination, Kaixin entered into amendment agreements with Dealership operators in January 2019 pursuant to which it has been confirmed that the Business Combination qualifies as an initial public offering, and that Renren will be responsible for settling contingent obligations to Dealership operators and indemnify CM Seven Star for related liabilities. As Kaixin believes these payments incentivize its Dealerships and relevant after-sales partners, following the completion of these payments, Kaixin may need to enter into new arrangements with these partners or take a more direct role in this aspect of its business operations.

Customer Engagement and Branding

Kaixin engages car buyers primarily through its network of Dealerships, its website and mobile apps, and advertising on third-party platforms. Kaixin’s ability to expand its customer base depends on the scale and performance of the Dealerships as well as its ability to expand the Dealership network. Kaixin also collaborates with leading online automotive advertising platforms to tap into their large user base. Kaixin’s success in such collaborations will affect its ability to broaden its prospective car buyer base through online channels in a cost-efficient manner.

Kaixin’s growth depends on its ability to strengthen its brand through word of mouth and advertising. The goal of these endeavors is to increase the number of visitors to Kaixin’s website, mobile apps and Dealership Outlets and increase the likelihood that visitors will purchase vehicles from Kaixin. In addition, Kaixin’s performance will be enhanced by providing a superior customer experience, which drives its ability to generate customer referrals and repeat sales.

Competitive Landscape

Kaixin’s operational model, which combines both online and offline channels to create a combination that it believes is superior to either online-only or offline-only channels, differentiates Kaixin from its competitors. Kaixin’s ability to strengthen its market position as a leading premium used auto dealership group and continue to meet the needs of its customers will continue to affect its results of operations.

Kaixin’s business is also subject to trends specific to its industry, including customer demand and the competitive landscape. The used car industry in China is highly fragmented, according to iResearch, and Kaixin sees a trend toward consolidation that will take hold in the future. In addition, Kaixin believes there are trends toward online technologies and growth of consumer auto financing in China. Competition affects not only Kaixin’s day-to-day performance in terms of its ability to acquire customers and automobile inventory, but also its ability to adapt to these trends.

Service Offerings and Pricing

Kaixin provides a variety of services to meet the needs of its customers. Kaixin plans to continue to expand and enhance its service offerings. For instance, Kaixin continues to expand its value-added service offerings and may in the future directly offer financing services to customers. Growth in Kaixin’s revenues and profitability also depends on its abilities to effectively price its solutions and services and monetize new business opportunities.

Each of Kaixin’s service offerings may have different sources of revenues, cost structures and customer bases and may face different market conditions and pricing pressures. Therefore, the ability to adjust Kaixin’s service offerings and pricing to adapt to changing market conditions may impact its results of operations.

Kaixin’s consolidated results of operations may also be affected by the timing of the launch of new service offerings. Kaixin may incur start-up costs in the early stages. A certain amount of time may be needed until a new business operation matures or generates significant revenues or net income, and Kaixin may not have pricing power until much later after launch. The timing and trend in growth in Kaixin’s revenues and profitability of new services may vary over time. Kaixin’s ability to cross-sell various service offerings to existing and new customers will also affect its results of operations.

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Technology

As a used car retailer with strong online and offline presence, Kaixin has made investments in developing its proprietary technology, including its customer mobile apps and website and its Dealer SaaS system, and Kaixin believes the continued enhancement of its technology platforms and integration of technology into its operations is important to its future success. From Kaixin’s Renren parentage which gives it credibility, reputation and expertise, Kaixin believes it is well positioned to drive the implementation of new technologies in its industry to supplement its offline leadership.

Strategic Expansion and Acquisitions

Starting in the second half of 2017, Kaixin started to acquire used car dealers and had acquired 15 used car Dealerships across China as of June 30, 2018. During the six months ended June 30, 2018, Kaixin acquired three after-sales service centers. In connection with the Business Combination, Kaixin intends to transfer its Ji’nan Dealership, which is primarily engaged in new car sales, to an affiliate of Renren, along with related assets. Kaixin intends to continue to expand its network of Dealerships to cover substantially all of Mainland China and also plan to acquire additional after-sales service centers. Kaixin may also selectively pursue acquisitions, investments, joint ventures and partnerships that it believes are strategic and complementary to its operations and technology. These acquisitions, investments, joint ventures and partnerships may affect Kaixin’s results of operations.

Financing and Access to Capital

Kaixin has historically funded its operations and expansion with support from Renren, the issuance of ABSs and term loans, and it believes that the future growth and expansion of its business will involve additional debt and/or equity financing. The availability of financing, and the terms on which it is available, are expected to affect Kaixin’s future results of operations.

Components of Results of Operations

Total Net Revenues

Kaixin’s revenues are derived from financing income, automobile sales and others. The following table sets forth the breakdown of Kaixin’s total net revenues, both in absolute amount and as a percentage of its total net revenues for the periods presented:

	Year Ended December 31,						Six months ended June 30,
	2015		2016		2017		2017		2018
	U.S.$	%	U.S.$	%	U.S.$	%	U.S.$	%	U.S.$	%
	(in thousands, except for percentages)
Net revenues:
Automobile sales	—	—	—	—	121,084	80.8	1,042	6.2	246,334	97.2
Used car financing	4,798	100.0	20,778	99.7	26,426	17.6	15,773	93.7	2,317	1.0
Others	—	—	68	0.3	2,340	1.6	24	0.1	4,655	1.8
Total net revenues	4,798	100.0	20,846	100.0	149,850	100.0	16,839	100.0	253,306	100.0

Automobile Sales

The substantial majority of Kaixin’s automobile sales revenues are generated from the sale of used cars to customers completed through its Dealerships, with a smaller portion of its revenues generated from sales of new cars. In 2017 and the six months ended June 30, 2018, respectively, Kaixin generated revenues of US$98.3 million and US$210.8 from used car sales and revenues of US$22.8 million and US$35.5 million from new car sales.

Kaixin’s automobile sales revenues are primarily driven by the number of automobiles sold, the volume of internet traffic on its mobile apps and website, its inventory selection, the effectiveness of its branding and marketing efforts, the quality of its customer services, its pricing and competition in its industry. Kaixin expects its automobile sales revenues to increase along with the growth of its automobile sales business and Dealership network.

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Financing Income

Kaixin generates revenues from its floor financing business primarily through floor financing provided to used car dealers. Kaixin records financing income and service fees related to those services over the life of the underlying financing using the effective interest method on unpaid principal amounts. The service fees collected upfront, as well as the direct origination costs for the financing, are deferred and recognized as financing income as an adjustment to the yield on a straight line basis over the life of the portfolio financing.

Kaixin provides short-term floor financing services to used car dealers to fund the car dealers’ cash needs for purchases of used cars. Kaixin’s floor financing period is no more than six months and is secured by a pledge of the dealers’ used cars with total value exceeding the principal of the financing. Kaixin charges an upfront service fee, as well as collect financing income on a monthly basis. During 2017, Kaixin provided these services to third-party used car dealers in addition to its Dealerships. Kaixin currently only extends new floor financing to its Dealerships, such that the intracompany loans and principal and interest payments are consolidated in its financial statements, while Kaixin pays interest at a group level to lenders when the funds involved in the loan are obtained from a third-party financing partner.

Others

Other revenues consist of fees paid to Kaixin by insurance companies for facilitation services provided for assisting customers to obtain related financing and insurance for their car purchases. Kaixin expects its other revenues to increase along with the growth of these service offerings.

In addition to revenues directly generated from the sales of used cars, Kaixin also collects fees for agency services in connection with the used car sales pursuant to profit-sharing terms in its arrangements with other used car dealers and Kaixin Affiliated Network Dealers. Kaixin has historically recognized limited other revenues from consignment sale arrangements with other used car dealers. Revenues in connection with used car sales pursuant to arrangements with Kaixin Affiliated Network Dealers were nil during each of 2015, 2016 and 2017 as Kaixin only initiated operations under this model in 2018.

For a detailed discussion of how revenues are recognized in Kaixin’s financial statements, see “— Critical Accounting Policies, Judgments and Estimates — Revenue Recognition.”

Cost of Revenues

Cost of revenues consists of costs directly related to automobile sales, costs incurred related to financing operations and others. The following table sets forth the breakdown of Kaixin’s cost of revenues, both in absolute amount and as a percentage of its total net revenues, for the periods presented:

	Year Ended December 31,						Six months ended June 30,
	2015		2016		2017		2017		2018
	U.S.$	%	U.S.$	%	U.S.$	%	U.S.$	%	U.S.$	%
	(in thousands, except for percentages)
Cost of revenues:
Automobile sales	—	—	—	—	116,385	80.6	992	8.5	234,226	96.6
Cost of financing income	1,159	72.5	10,874	77.3	15,259	10.6	8,073	69.0	3,130	1.3
Provision for financing receivable	437	27.3	3,165	22.5	12,717	8,8	2,605	22.3	4,872	2.0
Others	3	0.2	32	0.2	32	0.0	24	0.2	193	0.1
Total	1,599	100.0	14,071	100.0	144,393	100.0	11,694	100.0	242,421	100.0

Automobile Sales

Cost of revenues for automobile sales consists of costs directly related to automobile sales, including inventory acquisition, inspection and reconditioning. Kaixin expects its cost of revenues for automobile sales to increase in line with the growth of its automobile sales business and Dealership network.

Cost of Financing Income

Cost of revenues for Kaixin’s floor finance business primarily includes interest expenses paid to investors, interest paid on ABSs. Funds for Kaixin’s floor finance business were historically provided by its issuance of ABSs collateralized by credit financing, and by other peer-to-peer platforms.

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Provision for Financing Receivable

Provisions for financing receivables losses are also recognized as cost of revenues of Kaixin’s floor financing business. Kaixin accrues provisions for financing receivables when it believes the future collection of principal is unlikely, based on the creditworthiness of customers, aging of the outstanding receivable and other circumstances.

Others

Other cost of revenues primarily includes costs of broadband network services. Kaixin expects its other cost of revenues to increase in line with the expansion of its after-sales services.

Operating Expenses

Kaixin’s operating expenses consist of general and administrative expenses, selling and marketing expenses and research and development expenses. The following table sets forth Kaixin’s operating expenses for continuing operations, both as absolute amounts and as percentages of its total net revenues for the periods indicated.

	Year Ended December 31,						Six months ended June 30,
	2015		2016		2017		2017		2018
	U.S.$	%	U.S.$	%	U.S.$	%	U.S.$	%	U.S.$	%
	(in thousands, except for percentages)
Operating expenses:
General and administrative	1,796	49.4	10,367	50.0	15,225	50.6	6,167	49.4	17,326	51.9
Selling and marketing	1,397	38.4	7,999	38.6	10,874	36.2	4,526	36.2	13,625	40.9
Research and development	443	12.2	2,374	11.4	3,982	13.2	1,793	14.4	2,405	7.2
Total operating expenses	3,636	100.0	20,740	100.0	30,081	100.0	12,486	100.0	33,356	100.0

General and Administrative Expenses

General and administrative expenses consist primarily of salaries and benefits for Kaixin’s general and administrative personnel and fees and expenses for third-party professional services. Kaixin’s general and administrative expenses may increase in the future on an absolute basis as its business grows.

Selling and Marketing Expenses

Selling and marketing expenses consist primarily of salaries, benefits and commissions for Kaixin’s selling and marketing personnel and advertising and promotion expenses. Kaixin’s selling and marketing expenses may increase in the near term if it increases its promotion expenses for the Kaixin Auto brand or other services.

Research and Development Expenses

Research and development expenses consist primarily of salaries and benefits for Kaixin’s research and development personnel. Kaixin’s research and development expenses may increase in the near term on an absolute basis as it intends to hire additional research and development personnel to develop new features for its various services and further improve its technology infrastructure.

Share-Based Compensation

Kaixin’s share-based compensation arises from share-based awards, including restricted share units and share options for the purchase of ordinary shares granted to employees and certain members of Renren’s management who provide services to Kaixin. In 2015, 2016, 2017 and the six months ended June 30, 2018, Kaixin recognized share-based compensation expense of US$0.5 million, US$3.7 million, US$4.5 million and US$9.8 million, respectively, reflecting expenses of Renren in respect of share-based compensation related to Kaixin’s management and employees.

Additionally, Kaixin are required to classify share options granted to its employees, directors and consultants as equity awards and recognize share-based compensation expense based on the fair value of such share options, with the share-based compensation expense recognized over the period in which the recipient is required to provide service in exchange for the equity award. All of Kaixin’s options to purchase its ordinary shares were granted after December 31, 2017. You may find additional information regarding Kaixin’s share incentive plans, as well as its options granted as of the date of this proxy statement, in the section entitled “Management — Compensation of Directors and Executive Officers — 2018 Equity Incentive Plan.”

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Taxation

Cayman Islands

Kaixin is an exempted company incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, Kaixin is not subject to tax based upon profits, income, gains or appreciations and there is no taxation in the nature of inheritance tax or estate duty. In addition, upon payment of dividends by Kaixin to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Kaixin’s subsidiary incorporated in Hong Kong is subject to Hong Kong profit tax at a rate of 16.5%. No Hong Kong profit tax has been levied as Kaixin did not have assessable profit that was earned in or derived from the Hong Kong subsidiary during the periods presented. Hong Kong does not impose a withholding tax on dividends.

China

Generally, Kaixin’s subsidiaries and consolidated variable interest entities in China are subject to enterprise income tax on their taxable income in China at a rate of 25%. The enterprise income tax is calculated based on the entity’s global income as determined under PRC tax laws and accounting standards.

Kaixin is subject to value-added tax, or VAT, at a rate of 6% on the services it provides to customers, less any deductible VAT it has already paid or borne. Kaixin is subject to VAT at a rate of 17% on the sales of new automobiles. Kaixin is also subject to surcharges on VAT payments in accordance with PRC law.

Dividends paid by Kaixin’s wholly foreign-owned subsidiary in China to its intermediary holding company in Hong Kong will be subject to a withholding tax rate of 10%, unless the relevant Hong Kong entity satisfies all the requirements under the Arrangement between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with respect to Taxes on Income and Capital in which case the dividends paid to the Hong Kong subsidiary would be subject to withholding tax at the standard rate of 5%.

If Kaixin’s holding company in the Cayman Islands or any of Kaixin’s subsidiaries outside of China were deemed to be a “resident enterprise” under the PRC Enterprise Income Tax Law, it would be subject to enterprise income tax on its worldwide income at a rate of 25%.

Discontinued Operations

In May 2016, Kaixin terminated its Renren Fenqi business, a financial platform providing credit financing to college students in China for making purchases on e-commerce platforms on an installment payment basis. Renren Fenqi was further transferred back to Renren in December 2017. Such disposal affected Kaixin’s results of operations and was considered discontinued operations. Accordingly, assets, liabilities, revenue and expenses as well as cash flow related to the Renren Fenqi business have been reclassified in Kaixin’s accompanying consolidated financial statements as discontinued operations for all periods presented.

Results of Operations

The following tables set forth a summary of Kaixin’s consolidated results of operations for the periods presented. This information should be read together with Kaixin’s consolidated financial statements and related notes included elsewhere in this proxy statement. The operating results in any period are not necessarily indicative of the results that may be expected for any future period.

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	Years ended December 31,			6 months ended June 30,
	2015	2016	2017	2017	2018
	US$	US$	US$	US$	US$
	(in thousands, except share and per share data)
Net revenues:
Automobile sales	$—	$—	$121,084	$1,042	$246,334
Financing income	4,798	20,778	26,426	15,773	2,317
Others	—	68	2,340	24	4,655
Total net revenues	4,798	20,846	149,850	16,839	253,306
Cost of revenues:
Automobile sales	—	—	116,385	992	234,226
Cost of financing income	1,159	10,874	15,259	8,073	3,130
Provision for financing receivable	437	3,165	12,717	2,605	4,872
Others	3	32	32	24	193
Total cost of revenues	1,599	14,071	144,393	11,694	242,421
Gross profit	3,199	6,775	5,457	5,145	10,885
Operating expenses:
General and administrative	1,796	10,367	15,225	6,167	17,326
Selling and marketing	1,397	7,999	10,874	4,526	13,625
Research and development	443	2,374	3,982	1,793	2,405
Total operating expenses	3,636	20,740	30,081	12,486	33,356
Loss from operations	(437)	(13,965)	(24,624)	(7,341)	(22,471)
Other (expense) income	—	(339)	(2,214)	14	(5,863)
Interest income	77	64	902	215	495
Interest expenses	—	(58)	(3,068)	(932)	(1,894)
Loss before provision of income tax and noncontrolling interest, net of tax	(360)	(14,298)	(29,004)	(8,044)	(29,733)
Income tax expenses	(1,859)	(1,690)	(1,158)	(1,336)	(1,110)
Loss from continuing operations	$(2,219)	$(15,988)	$(30,162)	$(9,380)	$(30,843)
Discontinued operations:
(Loss) income from discontinued operations, net of taxes of nil and nil for the years ended December 31, 2015, 2016 and 2017 and the six months ended June 30, 2017 and 2018	(5,152)	(8,066)	1,467	923	—
Net loss	(7,371)	(24,054)	(28,695)	(8,457)	(30,843)
Net loss attributable to the noncontrolling interest	—	—	(76)	—	(120)
Net loss from continuing operations attributable to Kaixin Auto Group	(2,219)	(15,988)	(30,086)	(9,380)	(30,723)
Net (loss) income from discontinued operations attributable to Kaixin Auto Group	(5,152)	(8,066)	1,467	923	—
Net loss attributable to Kaixin Auto Group	$(7,371)	$(24,054)	$(28,619)	$(8,457)	$(30,723)

Six Months Ended June 30, 2018 Compared to Six Months Ended June 30, 2017

Net Revenues.

Kaixin’s total net revenues increased significantly from US$16.8 million in the six months ended June 30, 2017 to US$253.3 million in the same period of 2018, primarily due to the substantial increase of its used car sales business which was launched in the second half of 2017, the related expansion of its Dealership network and the increase in the number of used cars sold.

Automobile Sales. Kaixin’s revenues from automobile sales increased from US$1.0 million the six months ended June 30, 2017, consisting solely of used car sales, to US$246.3 million in the same period of 2018, consisting of US$210.8 million in used car sales and US$35.5 million in new car sales. This was due to the launch of Kaixin’s automobile sales business in the second half of 2017.

Financing Income. Kaixin’s financing income revenues decreased from US$15.8 million in the six months ended June 30, 2017 to US$2.3 million in the same period of 2018. The decrease was primarily due to the shift in our business focus to used car sales as opposed to our third-party floor financing business, which led to a decline in loan volumes, which decreased from US$238.6 million in the six months ended June 30, 2017 to US$ 13.2 million in the same period of 2018.

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Other. Kaixin’s other revenues increased significantly from US$0.0 million in the six months ended June 30, 2017 to US$4.7 million in the same period of 2018, primarily due to revenues from value-added services related to its auto sales business and the expansion of its Dealership network, which was launched in the second half of 2017.

Cost of revenues.

Kaixin’s cost of revenues increased significantly from US$11.7 million in the six months ended June 30, 2017 to US$242.4 million in the same period of 2018, primarily due to the increase in the cost of revenues associated with Kaixin’s used car sales business which was launched in the second half of 2017.

Automobile Sales. Kaixin’s cost of revenues for automobile sales increased significantly from US$1.0 million in the six months ended June 30, 2017 to 234.2 million in the same period of 2018. This was primarily due to the rapid growth of Kaixin’s used car sales business and the expansion of its Dealership network, which was launched in the second half of 2017.

Cost of Financing Income. Kaixin’s cost of revenues for its floor financing business decreased from US$8.1 million in the six months ended June 30, 2017 to US$3.1 million in the same period of 2018, the decrease primarily due to the shift in our business focus to used car sales as opposed to our third-party floor financing business, which led to a decline in cost of financing income.

Provision for Financing Receivable. Kaixin’s provision for financing receivable increased from US$2.6 million in the six months ended June 30, 2017 to US$4.9 million in the same period of 2018, reflecting a decrease in doubtful financing receivables due to pressures on the peer-to-peer financing environment in China which Kaixin’s management expects to continue to negatively impact the recoverability of Kaixin’s financing receivables. For instance, the peer-to-peer finance industry in China has experienced business failures, accusations of fraud and unfair dealing against companies in the industry, as well as related governmental policies limiting activities in the space and resulting in reduced consumer demand for and affecting the economic viability of certain related product and service offerings. This caused financial difficulties to certain of Kaixin’s customers and partners. Meanwhile, since January 2018, Kaixin’s floor financing business ceased to extend financing to third parties, and instead focuses on internal financing to its affiliated Dealerships. Both of these factors resulted in a deterioration in the creditworthiness of Kaixin’s customers. This resulted in an increase in Kaixin’s financing receivable past due for which Kaixin recorded the foregoing provisions. Kaixin ceased offering peer-to-peer financing in January 2018, its balances of financing receivables have declined, and it does not expect any negative impact to be material to its results of operations.

Other. Kaixin’s other cost of revenues remained stable and insignificant in the six month period ended June 30, 2017 and the same period of 2018. Kaixin expects that its other cost of revenues will increase going forward in connection with the expansion of its after-sales services.

Gross Profit.

Kaixin’s gross profit increased from US$5.1 million in the six months ended June 30, 2017 to US$10.9 million in the same period of 2018. The increase was primarily due to the significant increase in gross profit attributable to our automobile sales business, which increased from US$0.1 million in the six months ended June 30, 2017 to US$12.1 million in the same period of 2018, partially offset by a decrease in gross profit attributable to our financing business, which decreased from US$5.1 million in the six months ended June 30, 2017 to (US$5.7 million) in the same period of 2018. The decrease in gross profit attributable to our financing business was largely attributable to an increase in provision for financing receivable from US$3.2 million in the six months ended June 30, 2017 to US$12.7 million in 2018. for the reasons described in the second paragraph preceding.

Operating Expenses.

Kaixin’s total operating expenses increased from US$12.5 million in the six months ended June 30, 2017 to US$33.4 million in the same period of 2018, primarily due to investments in the growth of its auto sales business and the expansion of its Dealership network, which resulted in increased operating expenses and personnel costs and an increase in share-based compensation expenses.

General and administrative expenses. Kaixin’s general and administrative expenses increased from US$6.2 million in the six months ended June 30, 2017 to US$17.3 million in the same period of 2018, primarily due to the rapid growth of its auto sales business and the expansion of its Dealership network, which resulted in increased personnel and other costs, and an increase in share-based compensation expenses.

Selling and marketing expenses. Kaixin’s selling and marketing expenses increased from US$4.5 million in the six months ended June 30, 2017 to US$13.6 million in the same period of 2018. The increase was primarily due to the rapid growth of Kaixin’s auto sales business and the expansion of its Dealership network, which resulted in increased personnel and other costs.

Research and development expenses. Kaixin’s research and development expenses increased from US$1.8 million in the six months ended June 30, 2017 to US$2.4 million in the same period of 2018, primarily due to the rapid growth of its auto sales business and the expansion of its Dealership network, which resulted in increased personnel and other costs, as well as the development of Kaixin’s Dealer SaaS system, which also resulted in increased personnel costs.

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Other expenses

Other expenses were US$0.0 million in the six months ended June 30, 2017, as compared to US$5.9 million in the same period of 2018. This was related to certain non-cash fair-value change in contingent consideration payable for acquisitions of Kaixin’s Dealerships.

Interest income.

Kaixin’s interest income increased from US$0.2 million in the six months ended June 30, 2017 to US$0.5 million in the same period of 2018. The increase was primarily due to an increase in the amount of Kaixin’s deposits at commercial banks, including restricted cash deposited with lenders in connection with its term loan agreements.

Interest expenses.

Kaixin’s interest expenses increased from US$0.9 million in the six months ended June 30, 2017 to US$1.9 million in the same period of 2018. The increase primarily reflected interest on term loan agreements.

Income tax expense.

Kaixin’s income tax expense was US$1.3 million in the six months ended June 30, 2017 and 1.1 million in the same period of 2018.

Loss from continuing operations.

As a result of the foregoing, Kaixin recorded a loss of US$9.4 million from continuing operations in the six months ended June 30, 2017 and a loss of US$30.8 million from continuing operations in the same period of 2018.

Income (loss) from discontinued operations.

Kaixin recorded income from discontinued operations of US$0.9 million in the six months ended June 30, 2017, reflecting the performance of the discontinued Renren Fenqi business. Income (loss) from discontinued operating was nil in the six months ended June 30, 2018.

Net loss.

As a result of the foregoing, Kaixin’s net loss increased from US$8.5 million in the six months ended Jun 30, 2017 to US$30.8 million in the same period of 2018.

Year Ended December 31, 2017 Compared to Year Ended December 31, 2016

Net Revenues.

Kaixin’s total net revenues increased significantly from US$20.8 million in 2016 to US$149.9 million in 2017 primarily due to the revenues of its used car sales business which was launched in the second half of 2017, the related expansion of its Dealership network and the increase in the number of used cars sold.

Automobile Sales. Kaixin did not derive any revenues from automobile sales in 2016, while its revenues from automobile sales were US$121.1 million in 2017 consisting of US$98.3 million in used car sales and US$22.8 million in new car sales. This was due to the launch of Kaixin’s automobile sales business in the second half of 2017.

Financing Income. Kaixin’s financing income revenues increased from US$20.8 million in 2016 to US$26.4 million in 2017. The increase was primarily due to the continued growth of Kaixin’s floor financing. The increase was primarily due to an increase in interest earned partially offset by a decline in loan volumes, which decreased from US$742.8 million in 2016 to US$649.7 million in 2017.

Other. Kaixin’s other revenues increased significantly from US$0.1 million in 2016 to US$2.3 million in 2017, primarily due to revenues from value-added services related to its auto sales business and the expansion of its Dealership network, which was launched in the second half of 2017.

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Cost of revenues.

Kaixin’s cost of revenues increased significantly from US$14.1 million in 2016 to US$144.4 million in 2017, primarily due to the increase in the cost of revenues associated with Kaixin’s used car sales business which was launched in the second half of 2017.

Automobile Sales. Kaixin’s cost of revenues for automobile sales was US$116.4 million in 2017, while it did not incur such cost of revenues in 2016. This was primarily due to the rapid growth of Kaixin’s used car sales business and the expansion of its Dealership network, which was launched in the second half of 2017.

Cost of Financing Income. Kaixin’s cost of revenues for its floor financing business increased from US$10.9 million in 2016 to US$15.3 million in 2017, primarily due to increased cost of capital resulting from higher interest rates paid to investors in its floor financing business.

Provision for Financing Receivable. Kaixin’s provision for financing receivable increased from US$3.2 million in 2016 to US$12.7 million in 2017, reflecting an increase in doubtful financing receivables due in part to regulatory pressures on the peer-to-peer financing environment in China as described under “— Six Months Ended June 30, 2018 Compared to Six Months Ended June 30, 2017 — Provision for Financing Receivable.”, and related deterioration in credit performance of related assets which have continued to date. This resulted in an increase in Kaixin’s financing receivable past due for which Kaixin recorded the foregoing provisions.

Other. Kaixin’s other cost of revenues remained stable and insignificant in both 2016 and 2017. Kaixin expects that its other cost of revenues will increase going forward in connection with the expansion of its after-sales services.

Gross Profit.

Kaixin’s gross profit decreased from US$6.8 million in 2016 to US$5.5 million in 2017. The increase was primarily due to the increase in gross profit attributable to our automobile sales business, which increased from US$nil in 2016 to US$4.6 million in 2017, partially offset by a decrease in gross profit attributable to our financing business, which decreased from US$4.7 million in 2016 to (US$0.8 million) in 2017. The decrease in gross profit attributable to our financing business was largely attributable to an increase in provision for financing receivable from US$3.2 million in the six months ended June 30, 2017 to US$12.7 million in 2018. for the reasons described as described under “— Six Months Ended June 30, 2018 Compared to Six Months Ended June 30, 2017 — Provision for Financing Receivable.”

Operating Expenses.

Kaixin’s total operating expenses increased from US$20.7 million in 2016 to US$30.1 million in 2017, primarily due to investments in the growth of its auto sales business and the expansion of its Dealership network, which resulted in increased operating expenses and personnel costs.

General and administrative expenses. Kaixin’s general and administrative expenses increased from US$10.4 million in 2016 to US$15.2 million in 2017, primarily due to the rapid growth of its auto sales business and the expansion of its Dealership network, which resulted in increased personnel and other costs.

Selling and marketing expenses. Kaixin’s selling and marketing expenses increased from US$8.0 million in 2016 to US$10.9 million in 2017. The increase was primarily due to the rapid growth of Kaixin’s auto sales business and the expansion of its Dealership network, which resulted in increased personnel and other costs.

Research and development expenses. Kaixin’s research and development expenses increased from US$2.4 million in 2016 to US$4.0 million in 2017, primarily due to the rapid growth of its auto sales business and the expansion of its Dealership network, which resulted in increased personnel and other costs.

Other expense

Other expense was US$0.3 million in 2016, as compared to US$2.2 million in 2017. This was related to certain non-cash fair-value change in contingent consideration payable for acquisitions of Kaixin’s Dealerships. Kaixin expects such other expenses to increase over time in connection with the growth of its business.

Interest income.

Kaixin’s interest income increased from US$0.1 million in 2016 to US$0.9 million in 2017. The increase was primarily due to an increase in the amount of Kaixin’s deposits at commercial banks, including restricted cash deposited with lenders in connection with its term loan agreements.

Interest expenses.

Kaixin’s interest expenses increased from US$0.1 million in 2016 to US$3.1 million in 2017. The increase primarily reflected interest on term loan agreements.

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Income tax expense.

Kaixin’s income tax expense decreased from US$1.7 million in 2016 to US$1.2 million in 2017, primarily as a result of certain losses that were not deductible for tax purposes in 2016.

Loss from continuing operations.

As a result of the foregoing, Kaixin recorded a loss of US$16.0 million from continuing operations in 2016 and a loss of US$30.2 million from continuing operations in 2017.

Income (loss) from discontinued operations.

Kaixin recorded a loss from discontinued operations of US$8.1 million in 2016 and income from discontinued operations of US$1.5 million in 2017, reflecting the performance of the discontinued Renren Fenqi business.

Net loss.

As a result of the foregoing, Kaixin’s net loss increased from US$24.1 million in 2016 to US$28.7 million in 2017.

Year Ended December 31, 2016 Compared to Year Ended December 31, 2015

Net Revenues.

Kaixin’s total net revenues increased significantly from US$4.8 million in 2015 to US$20.8 million in 2016 primarily due to the growth of Kaixin’s floor financing business.

Automobile Sales. Kaixin did not derive any revenues from automobile sales in 2015 or 2016.

Financing Income. Kaixin’s financing income revenues increased from US$4.8 million in 2015 to US$20.8 million in 2016. The increase was primarily due to the continued growth of Kaixin’s floor financing business. The increase was primarily due to an increase in loan volumes, which increased from US$117.0 million in 2015 to US$742.8 million in 2016.

Other. Kaixin’s other revenues were insignificant in each of 2015 and 2016.

Cost of revenues.

Kaixin’s cost of revenues increased significantly from US$1.6 million in 2015 to US$14.1 million in 2016, primarily due to the increase in cost of financing income and provision for financing receivable.

Automobile Sales. Kaixin did not incur automobile sales cost of revenue in 2015 or 2016.

Cost of Financing Income. Kaixin’s cost of revenues for its floor financing business increased from US$1.2 million in 2015 to US$10.9 million in 2016, primarily due to the growth of Kaixin’s floor financing business and the increased cost of capital resulting from higher interest rates paid to investors in its floor financing business.

Provision for Financing Receivable. Kaixin’s provision for financing receivable increased from US$0.4 million in 2015 to US$3.2 million in 2016, reflecting an increase in doubtful financing receivables due to the growth of Kaixin’s floor financing business.

Other. Kaixin’s other cost of revenues remained stable and insignificant in both of 2015 and 2016.

Gross Profit.

Kaixin’s gross profit increased from US$3.2 million in 2015 to US$6.8 million in 2016, substantially all of which corresponded to the gross profit attributable to Kaixin’s financing business, which grew from US$3.2 million in 2015 to US$6.7 million in 2016, as Kaixin’s used car sales business had not yet commenced substantial operations. This increase in gross profit was partially offset by an increase in provision for financing receivable, which increased from US$0.4 million in 2015 to US$3.2 million in 2016.

Operating Expenses.

Kaixin’s total operating expenses increased from US$3.6 million in 2015 to US$20.7 million in 2016, primarily due to the growth of Kaixin’s floor financing business, which resulted in increased operating expenses and personnel costs.

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General and administrative expenses. Kaixin’s general and administrative expenses increased from US$1.8 million in 2015 to US$10.4 million in 2016, primarily due to the growth of Kaixin’s floor financing business, which resulted in increased operating expenses and personnel costs.

Selling and marketing expenses. Kaixin’s selling and marketing expenses increased from US$1.4 million in 2015 to US$8.0 million in 2016. The increase was primarily due to the growth of Kaixin’s floor financing business, which resulted in increased operating expenses and personnel costs.

Research and development expenses. Kaixin’s research and development expenses increased from US$0.4 million in 2015 to US$2.4 million in 2016, primarily due to the growth of Kaixin’s floor financing business, which resulted in increased operating expenses and personnel costs.

Other expense.

Kaixin’s other expense was nil in 2015. Other expense was US$0.3 million in 2016.

Interest income.

Kaixin’s interest income was insignificant in each of 2015 and 2016.

Interest expenses.

Kaixin’s interest expenses were nil in 2015 and US$0.1 million in 2016, reflecting interest on term loan agreements paid in 2015.

Income tax expense.

Kaixin’s income tax expense decreased from US$1.9 million to US$1.7 million in 2016, primarily reflecting certain losses that were not deductible for tax purposes in each of 2015 and 2016.

Loss from continuing operations.

As a result of the foregoing, Kaixin recorded a loss of US$2.2 million from continuing operations in 2015 and a loss of US$16.0 million from continuing operations in 2016.

Income (loss) from discontinued operations.

Income (loss) from discontinued operations was US$5.2 million in 2015. Kaixin recorded a loss from discontinued operations of US$8.1 million in 2016, reflecting the performance of the discontinued Renren Fenqi business.

Net loss.

As a result of the foregoing, Kaixin’s net loss increased from US$7.4 million in 2015 to from US$24.1 million in 2016.

Liquidity and Capital Resources

Cash Flows and Working Capital

Kaixin’s primary sources of liquidity have been funding from Renren, proceeds from the transfer of creditors’ rights to investors and proceeds from the issuance of ABSs, which have historically been sufficient to meet Kaixin’s working capital and substantially all of its capital expenditure requirements.

In January 2016 and September 2016, Kaixin originated the issuance of two Shanghai Renren Finance Leasing Asset-Backed Special Plans, or the Plans, in the amount of approximately US$46.1 million (RMB299.8 million) and US$78.5 million (RMB510.6 million), respectively. The Plans are collateralized by certain financing receivables arising from Kaixin’s used car financing business. The Plans expired in May 2018. The Plans consist of three tranches: AAA-rated senior securities (covering 68.0% and 70.5% of the total securities issued, respectively) and AA-rated senior securities (covering 10.5% and 11.0% of the total securities issued, respectively) which were purchased by external investors, and subordinate securities (covering 21.5% and 18.5% of the total securities issued, respectively) held by Kaixin. Kaixin also provided a guarantee to secure the full repayment of the principal and interest of the external investors in the Plans. The assets of the Plans are not available to Kaixin’s creditors. In addition, the investors of the Plans have no recourse against Kaixin’s assets. As of the date hereof, Kaixin did not have any amounts outstanding under the Plans, which were fully repaid in April 2018.

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Through the peer-to-peer platforms and the Plans, Kaixin has from time to time identified individual investors to which it has transferred creditors’ rights originated from the aforementioned financing services to the individual investors in exchange for cash. Kaixin offers different investment periods and interest rates to investors in connection with such transfers. The terms of the sales require Kaixin to repurchase those creditors’ rights from investors prior to or upon the maturity of the investment period. As of December 31, 2017 and June 30, 2018, Kaixin had approximately US$137.0 million and US$1.9 million, respectively, of payables to investors outstanding, which were classified as short-term payables to investors on its balance sheet as their term was less than one year. While Kaixin’s business practices are subject to change based on commercial developments, Kaixin does not currently plan to engage in similar transfers in the future.

Kaixin has also entered into term loans with commercial banks in China from time to time. Kaixin does not have any outstanding term loans as of the date of this proxy statement. As of December 31, 2017 and June 30, 2018, Kaixin had outstanding loans in the amount of US$89.1 million and US$54.3 million, respectively, under term loan agreements.

On May 31, 2018, Kaixin obtained a letter of financial support from Renren, pursuant to which Renren agreed to provide continuing financial support to enable Kaixin to meet in full its financial obligations as they come due for a period of twelve months beginning May 31, 2018.

On January 28, 2019, Kaixin, CM Seven Star and an investor entered into a convertible loan agreement pursuant to which the investor has agreed to invest US$23 million into Kaixin with interest payable at the loan interest rate as stipulated by the People’s Bank of China. An additional penalty interest rate will apply for unremitted amounts in the event of a default. US$20 million of the loan was advanced to Kaixin on January 28, 2019, and the remaining US$3 million is to be advanced to Kaixin on January 31, 2020. Upon completion of the business combination, amounts outstanding under the convertible loan will be converted into units of CM Seven Star at a conversion price of US$10.00 per unit, and subsequent amounts payable under the loan will immediately convert into units of CM Seven Star at a conversion price of US$10.00 per unit.

Kaixin believes that its anticipated cash flows from operating activities and/or financial support from Renren will be sufficient to meet its anticipated working capital requirements and capital expenditures in the ordinary course of business for the next 12 months. Kaixin may, however, need additional cash resources in the future if it experiences changes in business conditions or other developments, or if it finds and wishes to pursue opportunities for investment, acquisition, capital expenditure or similar actions. If Kaixin determines that its cash requirements exceed the amount of cash and cash equivalents it has on hand at the time, it may seek to issue equity or debt securities or obtain credit facilities. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that would restrict Kaixin’s operations. There can be no assurance that financing will be available in amounts or on terms acceptable to Kaixin, if at all. See “Risk Factors — Risks Relating to Kaixin’s Business and Industry — Kaixin may need additional capital to pursue its business objectives and respond to business opportunities, challenges or unforeseen circumstances, and financing may not be available on terms acceptable to Kaixin, or at all.”

Although Kaixin consolidates the results of Shanghai Jieying and Qianxiang Changda, its access to cash balances or future earnings of these entities is only through its contractual arrangements with Shanghai Jieying and Qianxiang Changda and their respective shareholders and subsidiaries. See “History and Corporate Structure of Kaixin Auto Group — Contractual Arrangements among Renren Auto, the VIEs and the VIEs Shareholders.” For restrictions and limitations on liquidity and capital resources as a result of Kaixin’s corporate structure, see “— Holding Company Structure.”

Net cash provided by operating activities was US$0.1 million in 2015, compared to cash used in operating activities of US$8.5 million in 2016 and US$73.7 million in 2017. Net cash used in operating activities was US$17.8 million in the six months ended June 30, 2018, compared with net cash used in operating activities of US$27.4 million in the same period of 2017

As of December 31, 2015, Kaixin had cash and cash equivalents of approximately US$8.0 million, compared to cash and cash equivalents of approximately US$34.7 million as of December 31, 2016 and cash and cash equivalents of approximately US$17.2 million as of December 31, 2017.

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The following table sets forth a summary of Kaixin’s cash flows for the periods presented:

	Year Ended December 31,			Six Months Ended June 30,
	2015	2016	2017	2017	2018
	US$	US$	US$	US$	US$
	(in thousands)
Summary Consolidated Cash Flow Data:
Net cash provided by (used in) operating activities	132	(8,537)	(73,684)	(27,424)	(17,792)
Net cash (used in) provided by investing activities	(167,791)	(172,642)	162,411	67,501	99,473
Net cash provided by (used in) financing activities	174,981	205,863	(59,734)	(15,013)	(131,172)
Cash and cash equivalents and restricted cash at beginning of period	459	8,011	34,985	34,985	64,447
Cash and cash equivalents and restricted cash at end of period	8,011	34,985	64,447	61,691	18,497

Operating Activities

Net cash provided by operating activities was US$0.1 million in 2015 compared to net cash used in operating activities of US$8.5 million in 2016 and net cash used in operating activities of US$73.7 million in 2017.

Net cash provided by operating activities amounted to US$0.1 million in 2015. The principal items accounting for the difference between Kaixin’s net loss and its net cash provided by operating activities in 2015 were an increase in provision for financing receivable losses of US$3.6 million and accrued expenses and other current liabilities of US$4.5 million. These items were partially offset by prepaid expenses and other current assets of US$3.1 million.

Net cash used in operating activities amounted to US$8.5 million in 2016. The principal items accounting for the difference between Kaixin’s net loss and its net cash provided by operating activities in 2016 were an increase in prepaid expenses and other current assets of US$6.6 million. These items were partially offset by share based compensation provided by Renren to Kaixin’s employees of US$3.7 million and an increase in provision for financing receivable losses of US$12.4 million due to an increase of Kaixin’s financing receivable past due related to both Kaixin’s continued and discontinued operations.

Net cash used in operating activities was US$73.7 million in 2017. The principal items accounting for the difference between Kaixin’s net loss and net cash used in operating activities in 2017 were purchases of inventory of US$67.2 million in connection with the growth of its used car sales business, an increase in prepaid expenses and other current assets of US$20.0 million primarily due to an increase of advance to third party dealerships and a decrease in payable to investors of US$4.0 million relating to Kaixin’s ABSs. These items were partially offset by an increase in accounts payable of US$13.6 million, provision for financing receivable losses of US$12.7 million, due to an increase of Kaixin’s financing receivable past due, an increase in advances from customers of US$6.4 million due to cash received from customers of automobile sales prior to delivery, and share-based compensation provided by Renren to Kaixin’s employees of US$4.5 million.

Net cash used in operating activities was US$17.8 million in the six months ended June 30, 2018, compared with net cash used in operating activities of US$27.4 million in the same period of 2017

Net cash used in operating activities amounted to US$17.8 million in the six months ended June 30, 2018. The principal items accounting for the difference between Kaixin’s net loss and its net cash provided by operating activities in the six months ended June 30, 2018 were an increase in amounts due to related parties of US$6.7 million and an increase in inventory of US$23.2 million. These items were partially offset by prepaid expenses and other current assets of US$27.1 million and decrease of accounts payable of US$8.9 million.

Investing Activities

Net cash used in investing activities was US$167.8 million in 2015 and US$172.6 million in 2016, compared to net cash provided by investing activities of US$162.4 million in 2017.

Net cash used in investing activities was US$167.8 million in 2015, which was attributable to payments of cash to provide financing receivables of US$274.7 million, mostly related to financing provided to used car dealerships, partially offset by repayments of financing provided from customers mainly related to Kaixin’s floor financing business of US$107.0 million.

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Net cash used in investing activities was US$172.6 million in 2016, which was attributable to payments of cash to provide financing receivables of US$799.2 million, mostly related to financing provided to used car dealerships, partially offset by repayments of financing provided from customers mainly related to Kaixin’s floor financing business of US$626.8 million.

Net cash provided by investing activities was US$162.4 million in 2017, which was mostly attributable to repayments from customers of financing provided of Kaixin’s floor financing business of US$925.7 million. This was partially offset by payments of cash related to financing provided to used car dealerships customers of Kaixin’s floor financing business of US$748.5 million.

Net cash provided by investing activities was US$99.5 million in the six months ended June 30, 2018, compared to US$67.5 million in the same period of 2017.

Net cash used in investing activities was US$99.5 million in the six months ended June 30, 2018, which was mostly attributable to repayments from customers of financing provided of Kaixin’s floor financing business of US$109.5 million.

Financing Activities

Net cash provided by financing activities was US$175.0 million in 2015 and US$205.9 million in 2016, compared with net cash used in financing activities of US$59.7 million 2017.

Net cash provided by financing activities was US$175.0 million in 2015, which was primarily attributable to proceeds from investors mainly related to Kaixin’s floor financing business of US$174.5 million, partially offset by principal repayment to investors mainly related to Kaixin’s floor financing business of US$125.0 million.

Net cash provided by financing activities was US$205.9 million in 2016, which was primarily attributable to proceeds from investors mainly related to Kaixin’s floor financing business of US$844.7 million, partially offset by principal repayment to investors mainly related to Kaixin’s floor financing business of US$637.9 million.

Net cash used in financing activities was US$59.7 million 2017, which was primarily attributable to payment to investors of US$1,680.9 million, partially offset by proceeds from investors of US$1,568.9 million, proceeds from borrowings of US$92.5 million offset by repayment of borrowings of US$14.0 million, primarily from Kaixin’s term loan financing arrangements.

Net cash used in financing activities was US$131.2 million in the six months ended June 30, 2018 compared with net cash provided by financing activities of US$15.0 million in the same period of 2017.

Net cash used in financing activities was US$131.2 million in the six months ended June 30, 2018, which was primarily attributable to principal repayment to investors mainly related to Kaixin’s floor financing business of US$193.5 million, partially offset by proceeds from investors mainly related to Kaixin’s floor financing business of US$59.9 million.

Capital Expenditures

Kaixin made capital expenditures of US$43 thousand, US$0.1 million, US$21 thousand and US$83 thousand in 2015, 2016 and 2017 and the six months ended June 30, 2018, respectively. In these periods, Kaixin’s capital expenditures were mainly used to purchase servers, computers and other equipment for its business. Kaixin will continue to make capital expenditures to meet the expected growth of its business and expect to incur greater capital expenditures in 2018 for equipment used in its after-sales service centers.

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Commitments

The following table sets forth Kaixin’s contractual obligations as of December 31, 2017:

	Payment due by period
	Total	Less than 1 Year	1 - 3 Years	4 - 5 Years	More than 5 Years
	US$	US$
	(in thousands)
Loan obligations(1)	94,271	65,100	29,171	—	—
Operating lease commitments	7,090	2,471	3,812	417	390
Payable to investors	136,961	136,961	—	—	—
Total	238,322	204,532	32,983	417	390

(1)        Loan obligations include our obligations under both our long-term and short-term debt agreements as well as the interest on those debts. Refer to note 10 to our consolidated financial statements.

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Seasonality

Kaixin’s automotive sales business is affected by seasonality in automobile sales, which tends to affect dealers’ need for financing for new inventory. Automobile sales tend to be lower in the first quarter of each year than in the other three quarters due to the effect of the Chinese New Year holiday. As Kaixin’s auto sales business is still growing rapidly, seasonality may be less evident than it otherwise would be, and as business continues to evolve, the nature of Kaixin’s seasonality may change. See “Risk Factors — Risks Relating to Kaixin’s Business and Industry — Kaixin’s quarterly results may fluctuate significantly partly due to seasonality and may not fully reflect the underlying performance of its business.”

Holding Company Structure

Kaixin is a holding company with no operations of its own. Kaixin owns and conducts operations primarily through operating subsidiaries and VIEs in China. As a result, Kaixin relies on dividends and other distributions paid by its operating subsidiaries to pay dividends to its shareholders or to service its outstanding debts. As a result, Kaixin’s ability to pay dividends depends upon dividends paid by its subsidiaries. If Kaixin’s subsidiaries or any newly formed subsidiaries incur debt on their own behalf in the future, the instruments governing their debt may restrict their ability to pay dividends to Kaixin. In addition, Kaixin’s wholly-owned PRC subsidiaries are permitted to pay dividends to it only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Under PRC law, each of Kaixin’s PRC subsidiaries and its VIEs is required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until such reserve reaches 50% of its registered capital. Although the statutory reserves can be used, among other ways, to increase the registered capital and eliminate future losses in excess of retained earnings of the respective companies, the reserve funds are not distributable as cash dividends except in the event of liquidation. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by the SAFE. Kiaxin currently plans to reinvest all earnings from its PRC subsidiaries to their business developments and do not plan to request dividend distributions from them.

Quantitative and Qualitative Disclosures about Market Risk

Foreign Exchange Risk

Substantially all of Kaixin’s revenues and substantially all of its expenses are denominated in Renminbi. The functional currency of Kaixin’s company is the U.S. dollar. The functional currency of Kaixin’s subsidiary in the PRC, the VIE and the VIE’s subsidiaries is the Renminbi, and the functional currency of Kaixin’s Hong Kong subsidiaries is the Hong Kong Dollar. Kaixin uses the U.S. dollar as its reporting currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the functional currency during the year are converted into functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the statements of operations. Due to foreign currency translation adjustments, Kaixin had a foreign exchange gain, net, of US$3.6 million in 2017 and a foreign exchange loss net, of US$0.9 million in 2016.

To date, Kaixin has not entered into any hedging transactions in an effort to reduce its exposure to foreign currency exchange risk. Although Kaixin’s exposure to foreign exchange risks is generally limited, the value of Kaixin’s ordinary shares will be affected by the exchange rate between the U.S. dollar and the RMB because the value of Kaixin’s business is effectively denominated in RMB, while our ordinary shares will be traded in U.S. dollars.

The conversion of Renminbi into foreign currencies, including U.S. dollars, is based on rates set by the People’s Bank of China, or the PBOC. The PRC government allowed the Renminbi to appreciate by more than 20% against the U.S. dollar between July 2005 and July 2008. Between July 2008 and June 2010, the exchange rate between the Renminbi and the U.S. dollar had been stable and traded within a narrow band. Since June 2010, the PRC government has allowed the RMB to appreciate slowly against the U.S. dollar, though there have been periods when the Renminbi has depreciated against the U.S. dollar. In particular, on August 11, 2015, the PBOC allowed the Renminbi to depreciate by approximately 2% against the U.S. dollar. Since then and until the end of 2017, the Renminbi has depreciated against the U.S. dollar by approximately 2.83%. It is difficult to predict how long the current situation may last and when and how the relationship between the Renminbi and the U.S. dollar may change again.

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To the extent that Kaixin needs to convert U.S. dollars into Renminbi for its operations, appreciation of the Renminbi against the U.S. dollar would have an adverse effect on the Renminbi amount Kaixin receives from the conversion. Conversely, if Kaixin decides to convert Renminbi into U.S. dollars for the purpose of making payments for dividends on its ordinary shares or for other business purposes, appreciation of the U.S. dollar against the Renminbi would have a negative effect on the U.S. dollar amounts available to Kaixin.

Interest Rate Risk

Kaixin have not been exposed to material risks due to changes in market interest rates, and it has not used any derivative financial instruments to manage Kaixin’s interest risk exposure. However, Kaixin cannot provide assurance that it will not be exposed to material risks due to changes in market interest rate in the future.

Investments in both fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall.

Inflation

Since inception, inflation in China has not materially affected Kaixin’s results of operations. According to the National Bureau of Statistics of China, the year-over-year percent changes in the consumer price index for December 2016 was an increase of 1.9%. Although Kaixin has not been materially affected by inflation in the past, it may be affected if China experiences higher rates of inflation in the future.

Internal Control Over Financial Reporting

Prior to the date of this proxy statement, Kaixin has been a subsidiary of a listed company with limited accounting personnel and other resources with which to address its internal control and procedures over financial reporting. In the course of auditing Kaixin’s consolidated financial statements for the year ended December 31, 2017, Kaixin identified one material weakness in Kaixin’s internal control over financial reporting as of December 31, 2017. A “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of Kaixin’s annual or interim consolidated financial statements will not be prevented or detected on a timely basis.

The material weakness identified relates to having inadequate controls designed over the accounting of significant and complex transactions to ensure that those transactions are properly accounted for in accordance with U.S. GAAP. Specifically, Kaixin’s management concluded that it lacked sufficient accounting and financial reporting personnel with appropriate knowledge of U.S. GAAP and SEC reporting requirements to properly address the complex accounting issues involved in the application of purchase accounting principles in connection with the acquisition of used car dealerships as described in note 5 of the accompanying financial statements. Neither Kaixin nor its independent registered public accounting firm undertook a comprehensive assessment of Kaixin’s internal control under the Sarbanes-Oxley Act for purposes of identifying and reporting any weakness in Kaixin’s internal control over financial reporting. Kaixin and they are required to do so only after Kaixin become a public company. Had Kaixin performed a formal assessment of its internal control over financial reporting or had its independent registered public accounting firm performed an audit of Kaixin’s internal control over financial reporting, additional control deficiencies may have been identified. In addition, Kaixin acquired 14 car dealerships in the second half of 2017, for which it has not yet fully evaluated the related internal control over financial reporting. Upon completion of Kaixin’s evaluation, it might identify additional material weaknesses related to those businesses recently acquired.

To remedy Kaixin’s identified material weakness, it has started adopting measures to improve its internal control over financial reporting, including, among others: (i) hiring additional financial professionals with relevant experience, skills and knowledge in accounting and disclosure for complex transactions under the requirements of U.S. GAAP and SEC reporting requirements, including disclosure requirements for complex transactions under U.S. GAAP, to provide the necessary level of leadership to Kaixin’s finance and accounting function and increasing the number of qualified financial reporting personnel, (ii) improving the capabilities of existing financial reporting personnel through training and education in the accounting and reporting requirements under U.S. GAAP, SEC rules and regulations and the Sarbanes-Oxley Act, (iii) engaging an independent third-party consultant to assist in establishing processes and oversight measures to comply with the requirements under the Sarbanes- Oxley Act, and (iv) designing and implementing robust financial reporting and management controls over future acquisitions of additional Dealerships.

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However, we cannot assure you that Kaixin will remediate its material weakness in a timely manner. See “Risk Factors — Risks Relating to Our Industry and Business — If we fail to implement and maintain an effective system of internal controls over financial reporting, we may be unable to accurately report our results of operations, meet our reporting obligations or prevent fraud.”

As a company with less than US$1.07 billion in revenue for its last fiscal year, Kaixin will qualify as an “emerging growth company” pursuant to the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other requirements that are otherwise applicable generally to public companies. These provisions include exemption from the auditor attestation requirement under Section 404 of the Sarbanes-Oxley Act of 2002, in the assessment of the emerging growth company’s internal control over financial reporting. The JOBS Act also provides that an emerging growth company does not need to comply with any new or revised financial accounting standards until such date that a private company is otherwise required to comply with such new or revised accounting standards. Kaixin has elected not to take advantage of the extended transition period for complying with these new or revised accounting standards.

Critical Accounting Policies, Judgments and Estimates

Kaixin prepares its financial statements in accordance with U.S. GAAP, which requires its management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Kaixin continually evaluate these judgments and estimates based on its own historical experience, knowledge and assessment of current business and other conditions, its expectations regarding the future based on available information and assumptions that it believes to be reasonable, which together form its basis for making judgments about matters that are not readily apparent from other sources. Since the use of estimates is an integral component of the financial reporting process, Kaixin’s actual results could differ from those estimates. Some of Kaixin’s accounting policies require a higher degree of judgment than others in their application.

The selection of critical accounting policies, the judgments and other uncertainties affecting application of those policies and the sensitivity of reported results to changes in conditions and assumptions are factors that should be considered when reviewing Kaixin’s financial statements. Kaixin believes the following accounting policies involve the most significant judgments and estimates used in the preparation of its financial statements. You should read the following description of critical accounting policies, judgments and estimates in conjunction with Kaixin’s consolidated financial statements and other disclosures included in this proxy statement.

Revenue recognition

Kaixin’s revenue mostly includes revenue from its automobile sales and financing income generated from its used car dealership finance services. Under FASB Revenue Recognition (Topic 605), Kaixin recognized revenues when a persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectability is reasonably assured.

Kaixin adopted the Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers (“ASC 606”) on January 1, 2018, using the modified retrospective method. ASC 606 prescribes a five-step model that includes: (1) identify the contract; (2) identify the performance obligations; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations; and (5) recognize revenue when (or as) performance obligations are satisfied. Based on the manner in which Kaixin historically recognized revenue, the adoption of ASC 606 did not have a material impact on the amount or timing of its revenue recognition and Kaixin recorded no cumulative effect adjustment upon adoption. Additionally, Kaixin concluded that revenue generated from internet finance services is excluded from the scope of the new revenue standard as it represents revenue within the scope of ASC 310, Receivables, which is explicitly excluded from the scope of ASC 606.

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Automobile sales

Kaixin purchases automobiles from unrelated individuals, third party dealerships or manufacturers and suppliers and sells them directly to its customers through its local dealer shops. The prices of used vehicles are set forth in the customer contracts at stand-alone selling prices to which are agreed prior to delivery. Kaixin satisfies its performance obligation for used vehicle sales upon delivery when the transfer of title, risks and awards of ownership and control pass to the owner. Kaixin recognizes revenue at the agreed upon purchase price stated in the contract, including any delivery charges. When cash is received from customers prior to delivery of the vehicle, Kaixin records such cash as advance from customers in its consolidated balance sheet, which is immaterial as of June 30, 2018.

Financing

Kaixin generates revenue from its financing services business primarily through financing provided to used automobile dealers. Specifically, Kaixin provides short-term financing services to used car dealers to fund the car dealers’ cash needs for used car purchasing. The financing period is no more than six months and is secured by a pledge of the dealers’ used car with total value exceeding the principal of the financing. Kaixin charges an upfront service fee as well as financing income on a monthly basis. Kaixin records financing income and service fees related to those services over the life of the underlying financing using the effective interest method on the unpaid principal amounts. The service fees collected upfront, as well as the direct origination costs of the financing, are deferred and recognized as financing income as an adjustment to the yield on a straight line basis over the life of the used car financing.

Other revenues

Kaixin’s other revenues mainly include revenue generated from agency fees in connection with arrangement with third party dealers whereas Kaixin facilitates sales of their cars. Kaixin does not control the ownership of the automobiles, but rather is acting as an agent for the third party dealers. Revenue is recognized for the net amount of commission Kaixin entitles to retain in exchange for the agency service. The revenue recognized in the year 2017 and first six months of 2018 is immaterial. Other revenues also includes commissions received by Kaixin from insurance companies and banks for its facilitation services provided to assist customers obtaining related insurance and financing for their automobile purchases. Revenue recognized related to those services are immaterial to the periods presented.

Inventory

Inventory consists of the purchased used and new automobiles. Inventory is stated at the lower of cost or net realizable value. Inventory cost is determined by specific identification. Net realizable value is the estimated selling price less costs to complete, dispose and transport the vehicles. Selling prices are derived from historical data and trends, such as sales price and inventory turn times of similar vehicles, as well as independent, market resources. Each reporting period, Kaixin recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales in the accompanying consolidated statements of operations.

Inventory write-downs are established based on management’s review on a vehicle-by-vehicle basis for slow moving and obsolete items. On a quarterly basis, the management examines an inventory report. The vehicle is considered slow moving if it has not been sold within a 90 days period since procurement, in light of Kaixin’s average inventory turnover days during the year ended December 31, 2017, and six month ended June 30, 2018, were 80 days and 65 days, respectively. In estimating the level of inventory write-downs for slow moving vehicles, Kaixin considers historical data and forecasted customer demand, such as sales price and inventory turn times of similar vehicles with similar mileage and condition, as well as independent, market information. This valuation process requires management to make judgements, based on currently available information, and assumptions about future demand and market conditions, which are inherently uncertain. To the extent that there are significant changes to estimated vehicle selling prices or decreases in demand for used vehicles, there could be significant adjustment to reflect inventory at net realizable value.

Consolidation of variable interest entity

PRC laws and regulations currently prohibit direct foreign ownership of business entities in certain industries in the PRC where certain licenses are required for the provision of such services. To comply with the PRC laws and regulations, Kaixin conducts substantially all of its business through its variable interest entities and their subsidiaries. Kaixin has, through one of its wholly owned subsidiaries in the PRC, entered into contractual arrangements with Qianxiang Changda and Shanghai Jieying such that Qianxiang Changda and Shanghai Jieying and their subsidiaries are considered as Kaixin’s variable interest entities for which Kaixin is considered their primary beneficiary. Kaixin believes it has substantive kick-out rights per the terms of the equity option agreements, which gives it the power to control the shareholder of these entities. More specifically, Kaixin believes that the terms of the exclusive equity option agreements are currently exercisable and legally enforceable under PRC laws and regulations.

Therefore, Kaixin believes this gives it the power to direct the activities that most significantly impact the economic performance of these entities and their subsidiaries. Kaixin believes that its ability to exercise effective control, together with the service agreements and the equity interest pledge agreements, give Kaixin the rights to receive substantially all of the economic benefits from these entities and their subsidiaries in consideration for the services provided by Kaixin’s wholly owned subsidiaries in China. Accordingly, as the primary beneficiary of these entities and in accordance with U.S. GAAP, Kaixin consolidates their financial results and assets and liabilities in its consolidated financial statements.

According to TransAsia Lawyers, Kaixin’s PRC legal counsel, based on its understanding of the relevant laws and regulations Kaixin’s corporate structure in China complies with all existing PRC laws and regulations. However, Kaixin’s PRC legal counsel has also advised Kaixin that as there are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, it cannot assure you that the PRC government would agree that Kaixin’s corporate structure or any of the above contractual arrangements comply with current or future PRC laws or regulations. PRC laws and regulations governing the validity of these contractual arrangements are uncertain and the relevant government authorities have broad discretion in interpreting these laws and regulations.

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In January 2016 and September 2016, Kaixin also originated the issuance of two Shanghai Renren Finance Leasing Asset-Backed Special Plans, approximating RMB 299.8 million (US$46.1 million) and RMB 510.6 million (US$78.5 million), respectively. The plans are collateralized by certain financing receivables arising from Kaixin’s used automobile financing business.

The plans consist of three tranches: AAA-rated senior securities (covering 68.0% and 70.5% of the total securities issued, respectively) and AA-rated senior securities (covering 10.5% and 11.0% of the total securities issued, respectively) which were purchased by external investors, and subordinate securities (covering 21.5% and 18.5% of the total securities issued, respectively) held by Kaixin. Kaixin also provided a guarantee to secure the full repayment of the principal and interest of the external investors in the plans.

Kaixin holds significant variable interests in the plans through holding the subordinate securities and the guarantee provided, from which it has the right to receive benefits from the plans that could potentially be significant to the plans.

Kaixin also has power to direct the activities of the plans that most significantly impact the economic performance of the plans by making revolving purchases of underlying financing receivables and providing payment collection services from the underlying financing receivables.

Accordingly, Kaixin is considered the primary beneficiary of the plans and have consolidated the plans’ assets, liabilities, results of operations and cash flows in the accompanying consolidated financial statements.

The assets of the plans are not available to Kaixin’s creditors. In addition, the investors of the plans have no recourse against Kaixin’s assets.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations.

Goodwill is not amortized, but tested for impairment upon first adoption and annually, or more frequently if event and circumstances indicate that they might be impaired. Kaixin has an option to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. In the qualitative assessment, Kaixin considers primary factors such as industry and market considerations, overall financial performance of the reporting unit, and other specific information related to the operations. Based on the qualitative assessment, if it is more likely than not that the fair value of each reporting unit is less than the carrying amount, the quantitative impairment test is performed.

Application of the goodwill impairment test requires judgment, including the identification of reporting units, assignment of assets and liabilities to reporting units, assignment of goodwill to reporting units, and determination of the fair value of each reporting unit. The fair value of each reporting unit is estimated using a discounted cash flow methodology. This analysis requires significant judgments, including estimation of future cash flows, which is dependent on internal forecasts, and assumptions that are consistent with the plans and estimates being used to manage Kaixin’s business, estimation of the long-term rate of growth for its business, estimation of the useful life over which cash flows will occur, and determination of its weighted average cost of capital. The estimates used to calculate the fair value of a reporting unit change from year to year based on operating results and market conditions. Changes in these estimates and assumptions could materially affect the determination of fair value and goodwill impairment for the reporting unit.

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In performing the two-step quantitative impairment test, the first step is to compare the fair values of each reporting unit to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is not considered impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of the affected reporting unit’s goodwill to the carrying value of that goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The fair value of the reporting units is estimated using discounted cash flow methodologies, as well as considering third party market value indicators. The Company’s use of a discounted cash flow methodology includes estimates of future revenue based upon budget projections and growth rates. The Company also develops estimates for future levels of gross and operating profits and projected capital expenditures. The Company’s methodology also includes the use of estimated discount rates based upon industry and competitor analysis as well as other factors. The estimates that the Company uses in its discounted cash flow methodology involves many assumptions by management that are based upon future growth projections. Calculating the fair value of the reporting units requires significant estimates and assumptions by management. Should the estimates and assumptions regarding the fair value of the reporting units prove to be incorrect, the Company may be required to record impairments to its goodwill in future periods and such impairments could be material. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. In estimating the fair value of each reporting unit Kaixin estimates the future cash flows of each reporting unit, it has taken into consideration the overall and industry economic conditions and trends, market risk and historical information. Kaixin did not record impairment charges of goodwill for the year ended December 31, 2017. Kaixin did not have goodwill as of December 31, 2016.

Income Taxes

Please refer to Note 2 of Kaixin’s consolidated financial statements for discussion of the accounting polices related to income taxes. Also, please refer to note 13 for a discussion of the methods, assumptions and estimates related to Kaixin’s recognition of income taxes.

Value added taxes

Value-added tax (“VAT”) is reported as a deduction to revenue when incurred and amounted to $1,011 and $8,025 for the six months ended June 30, 2017 and 2018, respectively. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded in accrued expense and other current liabilities on the consolidated balance sheet.

In 2018, Kaixin entered into a series of ancillary agreements to facilitate its sale of used cars for value-added tax optimization purposes. Under these ancillary agreements, when Kaixin sources a used car, the legal title of the car is transferred to a Jieying Executive, and the registration is transferred to the name of one of the Dealership's employees. Kaixin viewed itself as a service provider in the used car transactions, and therefore is only subject to value-added tax on the difference between the original purchase price and the retail price of the used cars.

Cost Allocation

Kaixin’s consolidated statements of operations comprise all the related costs of its operations, which include, its direct expenses as well as an allocation of certain general and administrative expenses, research and development, selling and marketing expenses and cost of revenues paid by Renren and not directly related to Kaixin’s used car and used car financing business. These allocated expenses consist primarily of share-based compensation expenses of senior management and shared marketing and management expenses including accounting, administrative, marketing, internal control, legal support services and other expenses to provide operating support to Kaixin’s business. These allocations were made using a proportional cost allocation method and were based on revenues, headcount as well as estimates of time spent on the provision of services attributable to Kaixin.

Kaixin believes the basis and amounts of the allocations are reasonable. While the expenses allocated to Kaixin are not necessarily indicative of the expenses that would have been incurred if Kaixin had been a separate, stand-alone entity, Kaixin does not believe that there is any significant difference between the nature and amounts of these allocated expenses and the expenses that would have been incurred if Kaixin had been a separate, stand-alone entity.

Pursuant to an agreement between Kaixin and Renren, share-based compensation expense and the shared marketing and management expenses incurred by Renren have been waived. Accordingly, Kaixin recognizes those as capital contributions from Renren when the expenses were incurred.

Fair Value of Ordinary Shares

Kaixin is a private company with no quoted market prices for its ordinary shares. It therefore needed to make estimates of the fair value of its ordinary shares for the purpose of determining the fair value of its ordinary shares at the date of the grant of share-based compensation awards to its employees to determine the grant date fair value of the award.

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The following table sets forth the fair value of Kaixin’s ordinary shares estimated at the grant date with the assistance from an independent valuation firm:

Date	Class of Shares	Fair Value per Share (USD)	DLOM	Discount rate	Purpose of Valuation
March 15, 2018	Ordinary shares	$0.75	10%	25.5%	To determine the fair value of share option grant

The valuation of its ordinary shares was performed using methodologies, approaches and assumptions consistent with the American Institute of Certified Public Accountants Audit and Accounting Practice Aid Series: Valuation of Privately-Held-Company Equity Securities Issued as Compensation, or the AICPA Practice Guide. The determination of the fair value of Kaixin’s ordinary shares requires complex and subjective judgments to be made regarding Kaixin’s projected financial and operating results, its unique business risks, the liquidity of its shares and its operating history and prospects at the time of valuation.

In determining Kaixin’s equity value, the Company applied the discounted cash flow analysis based on its projected cash flow using its best estimate of the valuation date. The major assumptions used in calculating the fair value of the equity include:

●	Discount rate. The discount rate listed out in the table above was based on the weighted average cost of capital, which was determined based on a number of factors including risk-free rate, comparative industry risk, equity risk premium, company size and non-systemic risk factors.

●	Comparable Companies. In deriving the weighted average cost of capital used as the discount rate under the income approach, six publicly traded companies were selected for reference as Kaixin’s guideline companies. The guideline companies were selected based on the following criteira: (i) Companies operate in the automobile trading industry and (ii) their shares are publicly traded in mainland China, Hong Kong and the United States.

●	Discount for Lack of Marketability, or DLOM. The Company applied DLOM to reflect the fact that there is no ready market for shares in a closely-held company. When determining the DLOM, the Black-Scholes option pricing model was used. Under this option-pricing method, the cost of the put option, which can hedge the price change before the privately held shares can be sold, was considered as a basis to determine the discount for lack of marketability. This option pricing method was used because it takes into account certain company-specific factors, including the timing of the expected initial offering and the volatility of the share price of the guideline companies engaged in the same industry.

Share-Based Compensation Expense

In 2018 a portion of, and in 2015, 2016 and 2017 all of, Kaixin’s share-based compensation expense related to Renren’s allocation to Kaixin of share-based compensation expenses of their senior management.

On January 31, 2018, Kaixin adopted a stock incentive plan, whereby 40,000,000 ordinary shares of Kaixin are made available for future grant for employees or consultants of Kaixin either in the form of incentive share options or restricted shares. The plan was amended and restated in May 2018 that up to 140,000,000 ordinary shares will be made available for granting as awards. On March 15, 2018, Kaixin issued an aggregate of 35,461,500 options to purchase Kaixin’s ordinary shares to certain of its directors, officers and employees to compensate their services. Kaixin measures the cost of the share options based on grant date fair value of the award and recognizes compensation cost over the period during which an employee is required to provide services in exchange for the award, which generally is the vesting period.

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Date	Number of Options Granted Shares	Exercise price per option (USD)	Weighted Average Fair Value per Option at the Grant date price per option	Intrinsic Value per Option at the Grant Date	Type of Valuation
March 15, 2018	35,461,500	$0.30	$0.52	$0.45	Contemporaneous

In determining the value of share options, the Company used the binomial option pricing model, with assistance from an independent third-party valuation firm. Under this option pricing model, certain assumptions, including the risk-free rare, the expected dividends on the underlying ordinary shares, and the expected volatility of the price of the underlying shares for the contractual term of the options are required in order to determine the fair value of the options.

The fair value of the option award is estimated based on the date of grant using the binomial option pricing model that uses the following assumptions:

As of March 15,
2018
Using binomial model
Risk-free interest rate (1)	2.82%
Volatility(2)	28%-55%
Expected term (in years)(3)	10
Exercise price(4)	$0.3
Dividend yield(5)	—
Fair value of underlying ordinary share(6)	$0.75

(1)	Risk-free interest rate

Risk-free interest rate was estimated based on the yield to maturity of treasury bonds of the United States with a maturity period close to the expected life of the options.

(2)	Volatility

The volatility of the underlying ordinary shares during the life of the options was estimated based on the historical stock price volatility of listed comparable companies over a period comparable to the expected term of the options.

(3)	Expected term

For the options granted to employees, Kaixin estimated the expected term based on the vesting and contractual terms and employee demographics. For the options granted to non-employees, Kaixin estimated the expected term as the original contractual term.

(4)	Exercise price

The exercise price of the options was determined by Kaixin.’s board of directors.

(5)	Dividend yield

The dividend yield was estimated by Kaixin based on its expected dividend policy over the expected term of the options.

(6)	Fair value of underlying ordinary shares

The estimated fair value of the ordinary shares underlying the options as of the valuation date was determined based on a contemporaneous valuation. When estimating the fair value of the ordinary shares on the valuation dates, management has considered a number of factors, including the result of a third party appraisal of Kaixin, while taking into account standard valuation methods and the achievement of certain events. The fair value of the ordinary shares in connection with the option grants on the valuation date was determined with the assistance of an independent third party appraiser.

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Financing receivable

Financing receivable mainly represents receivables derived from Kaixin’s used car financing business. Financing receivable is recorded at amortized cost, reduced by a valuation allowance estimated as of the balance sheet dates. The amortized cost of a financing receivable is equal to the unpaid principal balance, plus net deferred origination costs. Net deferred origination costs are comprised of certain direct origination costs, net of origination fees received. Origination fees include fees charged to the individuals or companies that increase the financing’s effective yield. Direct origination costs in excess of origination fees received are included in the financing receivable and amortized over the financing term using the effective interest method. Financing origination costs are limited to direct costs attributable to originating the financing, including commissions and personnel costs directly related to the time spent by those individuals performing activities related to the origination.

Due to limitations imposed by PRC laws and regulations, Kaixin previously had appointed a senior management member to act as an intermediary to facilitate certain financing services for its internet finance business. Under this business model, Kaixin arranged for each individual or company to sign the financing agreement with the intermediary. Kaixin provided funds to the intermediary to finance the individuals or companies in accordance with the financing agreement. Immediately upon signing a financing agreement with an individual or a company, the intermediary then transferred all of the creditor’s rights arising from the financing agreement to Kaixin. The intermediary never put his own funds at risk and bore no risk in the arrangement and thus was considered an agent. In May 2016, Kaixin terminated all of the financing business conducted under this business model and it performed all subsequent financing itself.

Allowance for financing receivable

An allowance for financing receivable is established through periodic charges to the provision for financing receivable losses when Kaixin believes that the future collection of principal is unlikely.

Subsequent recoveries, if any, are recorded as credits against the allowance. Kaixin evaluates the creditworthiness of its portfolio based on a pooled basis due to the composition of homogeneous financing with similar size and general credit risk characteristics for similar financing businesses. Kaixin considers the creditworthiness of the companies receiving financing, aging of the outstanding financing receivable and other specific circumstances related to the financing when determining the allowance for financing receivable. The allowance is subjective as it requires material estimates including such factors as known and inherent risks in the financing portfolio, adverse situation that may affect the ability of the individuals and the companies receiving financing to repay and current economic conditions. Recovery of the carrying value of financing receivable is dependent to a great extent on conditions that are beyond Kaixin’s control.

Nonaccrual financing receivable

Financing income is calculated based on the contractual rate of the financing and recorded as financing income over the life of the financing using the effective interest method. Financing receivables are placed on non-accrual status upon reaching 90 days past due, or when reasonable doubt exists as to the full, timely collection of the financing receivable. When a financing receivable is placed on non-accrual status, Kaixin stops accruing financing income. The financing receivable is returned to accrual status if the related individual or company has performed in accordance with the contractual terms for a reasonable period of time and, in Kaixin’s judgment, will continue to make period principal and financing income payments as scheduled. Kaixin writes off its nonaccrual financing receivable by considering factors including, but not limited to the overdue days, the collection condition replied by third party collectors and the repayment willingness of the debtor.

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Transfer of financial instruments

Sales and transfers of financial instruments are accounted under authoritative guidance for the transfers and servicing of financial assets and extinguishment of liabilities.

Through Kaixin’s peer-to-peer platforms and its plans, Kaixin identified individual investors and transfers creditors’ rights originated from the aforementioned financing services to the individual investors. Kaixin further offered different investment periods to investors with various annual interest rates while those credit rights are held by the investors. The terms of the sales require Kaixin to repurchase those creditors’ rights from investors prior to or upon the maturity of the investment period. As a result, the sales of those creditors’ rights are not accounted for as a sale and remain on Kaixin’s consolidated balance sheet and are recorded as payable to investors in Kaixin’s consolidated balance sheet.

Business combinations

Business combinations are recorded using the acquisition method of accounting. Kaixin elected to early adopt ASU 2017-01 “Business Combination (Topic 805): Clarifying the Definition of a Business” on January 1, 2017 and applied the new definition of a business prospectively for acquisitions made during the year ended December 31, 2017. The purchase price of the acquisition is allocated to the tangible assets, liabilities, identifiable intangible assets acquired and non-controlling interest, if any, based on their estimated fair values as of the acquisition date. The excess of the purchase price over those fair values is recorded as goodwill. Acquisition-related expenses and restructuring costs are expensed as incurred.

Where the consideration in an acquisition includes contingent consideration and the payment of which depends on the achievement of certain specified conditions post-acquisition, the contingent consideration is recognized and measured at its fair value at the acquisition date and if recorded as a liability, it is subsequently carried at fair value with changes in fair value reflected in earnings. As of December 31, 2017 and June 30, 2018, contingent consideration liability related to the used car dealers acquired during 2017 amounted to US$66.8 million and US$87.0 million, respectively, and have been recorded as contingent consideration liability and long-term contingent consideration liability on Kaixin’s consolidated balance sheet. Kaixin estimated the fair value of its contingent consideration by using a discounted cash flow method which incorporates significant unobservable inputs, including the projected future operating results, planned initial public offering date, discount rates, and probability of completion of an initial public offering as of December 31, 2017.

Accounting Pronouncements Newly Adopted

Newly adopted accounting pronouncements that are relevant to Kaixin are included in note 2 to Kaixin’s audited consolidated financial statements, which are included in this proxy statement.

Recent Accounting Pronouncements Not Yet Adopted

Not yet adopted accounting pronouncements that are relevant to Kaixin are included in note 2 to Kaixin’s audited consolidated financial statements, which are included in this proxy statement.

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SELECTED HISTORICAL FINANCIAL INFORMATION OF CM SEVEN STAR

The following tables set forth selected historical financial information derived from CM Seven Star’s (i) audited financial statements for the years ended December 31, 2018 and 2017.

The historical results of CM Seven Star included below and elsewhere in this proxy statement are not necessarily indicative of the future performance of CM Seven Star. You should read the following selected financial data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CM Seven Star” and the financial statements and the related notes appearing elsewhere in this proxy statement.

	December 31,	December 31,
	2018	2017

Balance Sheet Data:
Assets
Cash	$39,643	$165,405
Cash held in Trust Account	$210,455,469	$206,785,848
Total assets	$210,554,208	$207,010,349
Due to sponsor	$500,000	$—
Total current liabilities	$1,306,426	$19,859
Commitments
Ordinary shares subject to possible redemption, 20,413,625 and 20,199,048 shares at redemption value at September 30, 2018 and December 31, 2017, respectively	$204,247,780	$201,990,480
Retained earnings	$2,585,040	$327,748
Total shareholders’ equity	$5,000,002	$5,000,010

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2018	2017

Statement of Operations Data:
Formation and operating costs	$1,413,762	$85,806
Interest income	$3,768,812	$423,056
Realized loss from sale of investment	$(97,758)	$—
Net income (loss)	$2,257,292	$337,250

Cash Flow Data:
Net cash used in operating activities	$(625,762)	$(124,905)
Net cash used in investing activities	$—	$(206,362,930)
Net cash provided by financing activities	$500,000	$206,653,240

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF CM SEVEN STAR

The following discussion should be read in conjunction with our Financial Statements and footnotes thereto contained in this report.

Overview

CM Seven Star was incorporated as a blank check company on November 28, 2016, under the laws of the Cayman Islands, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

We presently have no revenue, have had losses from operations since inception from incurring formation costs and have had no operations other than the active solicitation of a target business with which to complete a business combination. We have relied upon the sale of our securities and loans from our sponsor, our officers and directors to fund our operations.

Offering Proceeds Held in Trust

On October 30, 2017, we consummated our IPO of 18,000,000 Units. Each Unit consists of one Ordinary Share, one-half of a redeemable Public Warrant and one Right to receive 1/10 of an Ordinary Share upon the consummation of our initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $180,000,000. The Company granted the underwriters a 45-day option to purchase up to 2,700,000 additional Units to cover over-allotments, if any. On October 30, 2017, simultaneously with the consummation of the IPO, we consummated a private placement with our Sponsor of 475,000 Private Units at a price of $10.00 per Private Unit, generating total proceeds of $4,750,000. The underwriters exercised the over-allotment option in part and, on November 3, 2017, the underwriters purchased 2,636,293 over-allotment option Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $26,362,930. On November 3, 2017, simultaneously with the sale of the over-allotment Units, the Company consummated the private sale of an additional 52,726 Private Units to our Sponsor, generating gross proceeds of $527,260. On November 3, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, the Company canceled an aggregate of 15,927 Ordinary Shares issued to our Sponsor prior to the IPO and Private Placement.

As of December 31, 2018, a total of $210,455,469 of the net proceeds from the IPO (including the partial exercise of the over-allotment option) and the Private Placements were in a trust account established for the benefit of the Company’s public shareholders.

Our management has broad discretion with respect to the specific application of the net proceeds of IPO and the Private Placements, although substantially all of the net proceeds are intended to be applied generally towards consummating a business combination.

Proposed Business Combination

On November 2, 2018, the Company entered into a share exchange agreement with Renren Inc. (“Renren” or the “Seller”) and Kaixin Auto Group (“Kaixin”) pursuant to which CM Seven Star would acquire all of the outstanding equity interests of Kaixin. Kaixin was founded in 2015 by its corporate parent, Renren, to capitalize on growth in China’s used car financing industry. Kaixin operates a unique business model that includes on-line and brick-and-mortar dealerships as well as a network of parties that provide a range of value-added and after-sale services.

100% of the acquisition consideration will be newly issued ordinary shares of the Company and amounts remaining in the Company’s trust account at the closing of the business combination are expected to be used for Kaixin’s capital growth. Upon closing of the Acquisition, Kaixin shareholders will receive approximately 28.3 million in shares as consideration and up to approximately 19.5 million additional shares based on incentive earnouts (as described in more detail below), issuable in the future upon achievement of certain financial results and/or stock prices, and subject to certain indemnification arrangements. In addition, approximately 4.7 million shares will be issued at closing or reserved for issuance to Kaixin’s management under its equity incentive plan.

If Kaixin’s revenue equals or exceeds RMB5.0 billion in 2019 (USD 725.7 million), Renren will receive 1.95 million shares. If Kaixin’s 2019 Adjusted EBITDA equals RMB150 million (USD 21.8 million), Renren will receive 3.9 million shares, increasing proportionally to 7.8 million shares if 2019 Adjusted EBITDA equals or exceeds RMB200 million (USD 29.0 million). If Kaixin’s 2020 Adjusted EBITDA equals RMB340 million (USD 49.3 million), Renren will receive 4.875 million shares, increasing proportionally to 9.75 million shares if 2020 Adjusted EBITDA equals or exceeds RMB480 million (USD 69.7 million). Notwithstanding the Revenue and Adjusted EBITDA achieved by the post-transaction company for any period, Kaixin shareholders will receive the 2019 earnout shares if the Company’s stock price is higher than $13.00 for any sixty days in any period of ninety consecutive trading days during a fifteen month period following the closing, and will receive the 2019 earnout shares and the 2020 earnout shares if the Company’s stock price is higher than $13.50 for any sixty days in any period of ninety consecutive trading days during a thirty month period following the closing.

On January 25, 2019, the Company extended the time required for the Company to complete its proposed Business Combination with Kaixin Auto Group (“Kaixin”), for an additional three-months, ending April 30, 2019. The Sponsor or its designees and Kaixin deposited an aggregate amount of $2,063,629, of which Kaixin funded $1,050,000 and the Sponsor funded $1,013,629, representing $0.10 per public share, into the Company’s Trust account on January 25, 2019 pursuant to the terms of the investment management trust agreement entered into by the Company at the time of the Company’s initial public offering and pursuant to the terms of the definitive share exchange agreement previously entered into by the Company and Kaixin.

Accounting for the Acquisition

The Business Combination will be accounted for as a “reverse merger” in accordance with U.S. GAAP. Under this method of accounting the Company will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, Kaixin securityholders are expected to have a majority of the voting power of the combined company, Kaixin comprising all of the ongoing operations of the combined entity, Kaixin comprising a majority of the governing body of the combined company, and Kaixin’s senior management comprising all of the senior management of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Kaixin issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at fair value which approximates historical costs as the Company has only cash and short-term liabilities. No goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Kaixin.

Results of Operations

Our entire activity from inception up to October 30, 2017 was related to the Company’s formation, the IPO and general and administrative activities. Since the IPO, our activity has been limited to the evaluation of business combination candidates and preparation of business combination, and we will not be generating any operating revenues until the closing and completion of our initial business combination. We expect to generate small amounts of non-operating income in the form of interest income on cash and cash equivalents. Interest income is expected to be significant in view of our investment in U.S. Treasury Bills from our Trust fund. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses incurred for our merger and acquisition related activities.

For the years ended December 31, 2018 and 2017, we had a net income of $2,257,292 and $337,250, respectively. The formation and operating costs (not charged against shareholders’ equity) for the year ended December 31 2018 was $1,413,762, an increase of $1,327,956, from $85,806 for the year ended December 31, 2017. The increase was mainly caused by the increase of professional fees related to our merger and acquisition related activities. The interest income from investments in our Trust Account for the year ended December 31, 2018 was $3,768,812, an increase of $3,345,756, from $423,056 for the year ended December 31, 2017. During the year ended December 31, 2018, we earned the full year of interest income from our investment. During the year ended December 31, 2017, we only earned two months of interest income as our IPO was closed on October 30, 2017. We also incurred realized loss from sale of investments of $97,758 during the year ended December 31, 2018. We did not incur such loss during the year ended December 31, 2017.

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Liquidity and Capital Resources

As of December 31, 2018, we had cash outside our trust account of $39,643 available for working capital needs. All remaining cash was held in the trust account and is generally unavailable for our use, prior to an initial Business Combination.

Our liquidity needs have been satisfied to date through receipt of $31,038 from the sale of the insider shares, advances from our Sponsor and an affiliate of our Sponsor in an aggregate amount of $663,009, which were repaid upon our IPO and not outstanding as of December 31, 2017, and the remaining net proceeds from our IPO and Private Placements, as well as the additional funding from our sponsor (see below).

Additionally, on May 23, 2018, our sponsor loaned to us $500,000 pursuant to a non-convertible non-interest bearing promissory note, which will be repaid promptly after the date on which we consummate a business combination. In the event that we are unable to consummate a business combination, as described in the prospectus relating to the IPO, the balance of such note will be forgiven and our Sponsor will not be entitled to any payment thereunder.

On January 24, 2019 we issued an unsecured promissory note in the aggregate principal amount of up to $1,100,000 to our sponsor. We may request funds from SVF under the note from time to time. The note does not bear interest and matures upon closing of a business combination. Thereafter, the total of all Sponsor loans to us was $1,600,000. In the event that we are unable to consummate a business combination, as described in the prospectus relating to the IPO, the balance of such note will be forgiven and our sponsor will not be entitled to any payment thereunder.

On January 24, 2019 our sponsor and Kaixin extended the time available to us to complete a business combination to April 30, 2019 by depositing $2,063,629.30 into our trust account. In conjunction with the extension, we issued unsecured promissory notes in the aggregate principal amount of $2,063,629.30 to SVF and Kaixin in exchange for those entities depositing such amount into the Company’s trust account. The notes do not bear interest and mature upon closing of a business combination by us. In addition, the notes may be converted by the holder into our units (identical to the units issued in our initial public offering) at a price of $10.00 per unit.

We intend to use substantially all of the net proceeds of the IPO, including the funds held in the trust account, and any additional funding from our sponsor’s promissory note commitment to acquire a target business or businesses and to pay our expenses relating thereto, including a cash fee equal to 3.5% of the gross proceeds of the IPO payable to the representative of the underwriters upon consummation of our initial business combination for assisting us in connection with such business combination. To the extent that our share capital is used in whole or in part as consideration to effect our initial business combination, the remaining proceeds held in the trust account as well as any other net proceeds not expended will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our initial business combination if the funds available to us outside of the trust account were insufficient to cover such expenses.

We anticipate that the approximately $39,643 outside of our trust account as of December 31, 2018, combined with the additional funding available from our sponsor’s promissory note commitment, will be sufficient to cover our operating costs and our estimated costs of undertaking our initial business combination. Following our initial business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations but there is no assurance that new financing will be available to us on commercially acceptable terms. However, if the Company is not able to consummate a Business Combination before April 30, 2019, the Company will commence an automatic winding up, dissolution and liquidation unless it seeks and receives the consent of its’ shareholders to otherwise extend the life of the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

Off-Balance Sheet Financing Arrangements

As of December 31, 2018, we did not have any off-balance sheet arrangements. We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any non-financial assets.

Contractual Obligations

At December 31, 2018, we did not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities.

Critical Accounting Policies

Management’s discussion and analysis of our results of operations and liquidity and capital resources are based on our audited financial information. We describe our significant accounting policies in Note 2 - Significant Accounting Policies, of the Notes to Financial Statements included in this proxy statement. Our audited financial statements have been prepared in accordance with U.S. GAAP. Certain of our accounting policies require that management apply significant judgments in defining the appropriate assumptions integral to financial estimates. On an ongoing basis, management reviews the accounting policies, assumptions, estimates and judgments to ensure that our financial statements are presented fairly and in accordance with U.S. GAAP. Judgments are based on historical experience, terms of existing contracts, industry trends and information available from outside sources, as appropriate. However, by their nature, judgments are subject to an inherent degree of uncertainty, and, therefore, actual results could differ from our estimates.

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CM Seven Star’S BUSINESS

Overview

CM Seven Star was incorporated as a blank check company on November 28, 2016, under the laws of the Cayman Islands, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

CM Seven Star’s Amended and Restated Memorandum and Articles of Association provides that its corporate existence will cease and it will liquidate the trust account (described herein) and distribute the funds included therein to the holders of ordinary shares sold in its initial public offering if it does not consummate a Business Combination by April 30, 2019.

Offering Proceeds Held in Trust

CM Seven Star completed its initial public offering (“IPO”) on October 30, 2017 of 18,000,000 units, with each unit consisting of one ordinary share (“Ordinary Share”), par value $.0001 per share, one-half of a redeemable warrant (“Warrant”) and one right (“Right”) to receive one-tenth of an ordinary share upon consummation of an initial business combination. Simultaneous with the consummation of the IPO, we consummated the private placement of 475,000 private Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $4,750,000. The Private Placement Units were purchased by CM Seven Star’s sponsor. The underwriters in the IPO exercised the over-allotment option in part and on November 3, 2017, the underwriters purchased 2,636,293 over-allotment option Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $26,362,930. Simultaneously with the sale of the over-allotment Units, CM Seven Star consummated the private sale of an additional 52,726 Private Units to its sponsor, generating gross proceeds of $527,260. On November 3, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, CM Seven Star canceled an aggregate of 15,927 Ordinary Shares issued to our sponsor prior to the IPO and private placement.

After deducting the underwriting discounts and commissions and the offering expenses, a total of $206,362,930 was deposited into a trust account established for the benefit of CM Seven Star’s public shareholders, and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of March 28, 2019, we have approximately $50,000 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of March 28, 2019, there was $213,668,623 held in the trust fund (including $5,242,062.30 of accrued interest which we can withdraw to pay taxes).

Business Combination Activities

On November 2, 2018, CM Seven Star entered into the Share Exchange Agreement, pursuant to which CM Seven Star will acquire all of the issued and outstanding shares and other equity interests of Kaixin from the Seller and Kaixin will become a wholly-owned subsidiary of CM Seven Star. In the event that the Business Combination is not consummated April 30, 2019, CM Seven Star’s corporate existence will cease and CM Seven Star will distribute the proceeds held in the trust account to its public shareholders. See “The Share Exchange Agreement” for more information.

Redemption Rights

Pursuant to CM Seven Star’s Amended and Restated Memorandum and Articles of Association, CM Seven Star shareholders (except the initial shareholders and the officers and directors of CM Seven Star) will be entitled to redeem their CM Seven Star ordinary shares for a pro rata share of the trust account (currently anticipated to be no less than approximately $10.35 per ordinary share for shareholders) net of taxes payable.

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CM Seven Star will consummate its initial business combination only if public shareholders holding less than 20,413,626 ordinary shares elect to redeem their ordinary shares for cash based on the financial numbers as of December 31, 2018.

CM Seven Star’s initial shareholders do not have redemption rights with respect to any ordinary shares owned by them, directly or indirectly (nor will they seek appraisal rights with respect to such ordinary shares if appraisal rights would be available to them).

Automatic Dissolution and Subsequent Liquidation of Trust Account if No Business Combination

If we do not complete a business combination within 15 months from the consummation of the IPO, it will trigger our automatic winding up, dissolution and liquidation pursuant to the terms of our amended and restated memorandum and articles of association. As a result, this has the same effect as if we had formally gone through a voluntary liquidation procedure under the Companies Law. Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, dissolution and liquidation. However, if we anticipate that we may not be able to consummate our initial business combination within 15 months, we may, but are not obligated to, extend the period of time to consummate a business combination by an additional three months (for a total of up to 18 months to complete a business combination). Pursuant to the terms of our amended and restated memorandum and articles of association and the trust agreement entered into between us and Continental Stock Transfer & Trust Company, LLC, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $2,063,629 as the underwriters’ over-allotment option was exercised in part ($0.10 per share), on or prior to the date of the applicable deadline. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. Our shareholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial business combination. In the event that we receive notice from our insiders five days prior to the applicable deadline of their intent to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, we intend to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. Our insiders and their affiliates or designees are not obligated to fund the trust account to extend the time for us to complete our initial business combination. To the extent that some, but not all, of our insiders, decide to extend the period of time to consummate our initial business combination, such insiders (or their affiliates or designees) may deposit the entire amount required. If we are unable to consummate our initial business combination within such time period, we will, as promptly as possible but not more than ten business days thereafter, redeem 100% of our outstanding public shares for a pro rata portion of the funds held in the trust account, including a pro rata portion of any interest earned on the funds held in the trust account and not necessary to pay our taxes, and then seek to liquidate and dissolve. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders. In the event of our dissolution and liquidation, the public rights will expire and will be worthless.

The amount in the trust account (less approximately $2,064 representing the aggregate nominal par value of the shares of our public shareholders) under the Companies Law will be treated as share premium which is distributable under the Companies Law provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our public shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our public shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

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Each of our initial shareholders and our sponsor has agreed to waive its rights to participate in any liquidation of our trust account or other assets with respect to the insider shares and private units and to vote their insider shares and private shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless.

If we are unable to complete an initial business combination and expend all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the initial per-share distribution from the trust account would be $10.00.

The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which would be prior to the claims of our public shareholders. Although we will seek to have all vendors, including lenders for money borrowed, prospective target businesses or other entities we engage execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account, including but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against our assets, including the funds held in the trust account. If any third party refused to execute an agreement waiving such claims to the monies held in the trust account, we would perform an analysis of the alternatives available to us if we chose not to engage such third party and evaluate if such engagement would be in the best interest of our shareholders if such third party refused to waive such claims. Examples of possible instances where we may engage a third party that refused to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a provider of required services willing to provide the waiver. In any event, our management would perform an analysis of the alternatives available to it and would only enter into an agreement with a third party that did not execute a waiver if management believed that such third party’s engagement would be significantly more beneficial to us than any alternative. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason.

Bing Lin, a former officer and director, has agreed that, if we liquidate the trust account prior to the consummation of a business combination, he will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of the IPO not held in the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver agreement. However, we cannot assure you that he will be able to satisfy those obligations if he is required to do so. Accordingly, the actual per-share distribution could be less than $10.00 due to claims of creditors. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public shareholders at least $10.00 per share.

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Facilities

We maintain our principal executive offices at Suite 1306, 13/F, AIA Central, 1 Connaught Road, Central, Hong Kong. The investment manager of our sponsor, CM Asset Management (Hongkong) Company Limited, is providing us this space free of charge. We consider our current office space adequate for our current operations.

Employees

We have two executive officers. These individuals are not obligated to devote any specific number of hours to our matters and intend to devote only as much time as they deem necessary to our affairs. The amount of time they will devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the company is in. Accordingly, once management locates a suitable target business to acquire, they will spend more time investigating such target business and negotiating and processing the business combination (and consequently spend more time to our affairs) than they would prior to locating a suitable target business. We presently expect our executive officers to devote such amount of time as they reasonably believe is necessary to our business (which could range from only a few hours a week while we are trying to locate a potential target business to a majority of their time as we move into serious negotiations with a target business for a business combination). We do not intend to have any full time employees prior to the consummation of a business combination.

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DIRECTORS, EXECUTIVE OFFICERS, EXECUTIVE COMPENSATION
AND CORPORATE GOVERNANCE

Current Directors and Executive Officers

CM Seven Star’s current directors and executive officers are as follows:

Name	Age	Position
Anthony Ho	53	Non-executive Chairman of the Board
Sing Wang	54	Chief Executive Officer and Director
Stephen N. Cannon	51	President, Chief Financial Officer and Director
Jiong Shao Michele Smith	50 47	Director Director

Anthony Ho has been our non-executive Chairman of the Board since February 19, 2018. Mr. Ho has been Chief Investment Officer of China Minsheng Financial Holding Corporation Limited since September 2017. From October 2015 to May 2017, Mr. Ho was Deputy Chief Executive Officer and Chief Investment Officer of Amundi Hong Kong Limited. From September 2014 to September 2015, Mr. Ho was Chief Executive Officer of CIFM Asset Management (Hong Kong) Limited. From March 2013 to September 2014, Mr. Ho was Managing Director of JF Asset Management Limited. From September 2009 to December 2012, Mr. Ho was Managing Director and Deputy Chief Executive Officer of China Asset Management (Hong Kong) Limited. From January 1994 to August 2009, Mr. Ho held multiple senior positions at Fidelity International in Hong Kong and London. From February 1988 to February 1992, Mr. Ho was a senior accountant at Arthur Andersen & Co. Mr. Ho received a Bachelor of Commerce degree from University of Queensland in 1987 and an Master of Business Administration from University of New South Wales in 1993. Mr. Ho is a Certified Practicing Accountant in Australia and a fellow member of the Hong Kong Institute of Certified Public Accountants.

Sing Wang has been our Chief Executive Officer and Director since February 19, 2018. Mr. Wang has served as the Chairman of TKK Capital, a private equity/wealth management company since August 2015. From August 2018 until present, Mr. Wang has served as the Chairman and CEO of TKK Symphony Acquisition Corporation, a Nasdaq-listed SPAC focused on Asian consumer opportunities. Since May 2017, Mr. Wang has been the Vice General Manager (non-executive) of CMIG Capital Company Limited. From February 2016 to May 2017, Mr. Wang was the Chief Executive Officer and Executive Director of China Minsheng Financial Holding Corporation Limited (HKEx: 245). Since 1991, Mr. Wang has been the founder, owner and manager of Amerinvest Group, a personal investment firm. From September 2015 until December 2017, Mr. Wang was a Senior Advisor to TPG China, Limited (Growth Platform). From May 2006 to August 2015, Mr. Wang was a Partner at TPG, served as a Co-Chairman of TPG Greater China and the Head of TPG Growth North Asia. Prior to joining TPG, Mr. Wang was the CEO and Executive Director of TOM Group Limited (HKEx: 2383) from mid-2000 to early 2006, a Chinese-language media and internet conglomerate in Greater China. Previously, Mr. Wang was with Goldman Sachs from 1993 to 2000, including serving as the Head of China High Technology in Hong Kong, and manager at HSBC Private Equity from November 1992 to June 1993, and a strategic consultant with McKinsey & Co. from November 1989 to September 1992. Mr. Wang has served on several boards, including: Independent Non-Executive Director of Sands China Limited (since July 2017 to present); Chairman of Evolution Media China (March 2016 until December 2017); Non-executive director of China Renewable Energy Investment Limited (HKEx: 987) (June 2011 to October 2015); Non-executive director of MIE Holdings Corporation (HKEx: 1555) (June 2010 to November 2015); Alternate director of Ping An Insurance (Group) Company of China, Ltd. (HKEx: 2318) (1994 to 2000); and Director of China Resources Land Limited (HKEx: 1109) (1996 to 1999). Mr. Wang graduated from Yunnan University, China, with a Bachelor of Science degree in Chemistry, and from the University of Oxford, UK, with multiple degrees including a Bachelor of Arts degree in Philosophy, Politics and Economics, an Oxford Master of Arts, and a Master of Science degree in Forestry. In addition, from June 2011 to May 2013, Mr. Wang was a member of the Listing Committee of the Stock Exchange of Hong Kong. From May 2011 to Nov 2015, Mr. Wang served as the Chairman of the Industry Policy Committee (IPC) of China Venture Capital and Private Equity Association (CVCA). He was also a Standing Committee Member of the 9th, 10th and 11th Yunnan Provincial Committee of the Chinese People’s Political Consultative Conference from January 2003 until January 2018.

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Stephen N. Cannon has been our President, Chief Financial Officer and director since July 2017. Since October 2014, Mr. Cannon has been President of Everest Partners Limited, a privately owned investment firm, focused on Asian private investments. From June 2018 until present, Mr. Cannon has served as the CFO and President of Twelve Seas Investment Company, a Nasdaq-listed SPAC focused on European opportunities. From June 2014 until July 2016, Mr. Cannon was CEO and a director of DT Asia Acquisition Corp, a Nasdaq-listed SPAC, which successfully consummated its merger with a Chinese company, China Lending Corporation (NASD: CLDC). From April 2010 until October 2014, Mr. Cannon was a Partner and Head of China for RedBridge Group Ltd, a boutique merchant banking firm focused on Chinese and Arabian Gulf cross-border investments. From June 2009 until October 2014, Mr. Cannon was a senior advisor at Ackrell & Co, a U.S. broker-dealer. From May 2007 until April 2010, Mr. Cannon served in various capacities with Hambrecht Asia Acquisition Corp., a Nasdaq-listed SPAC. Mr. Cannon was a co-founder, initial Chief Financial Officer and a director, and then VP of Acquisitions, for Hambrecht Asia Acquisition Corp. From July 2005 until October 2008, Mr. Cannon served as a Managing Director of Asian investment banking for WR Hambrecht & Co. Prior to WR Hambrecht & Co, Mr. Cannon worked at the following investment banking firms: Ackrell & Co (2003-2005); ABN-Amro Securities (2000-2002); Donaldson Lufkin & Jenrette (1994-2000); Smith Barney (1993-1994); and Salomon Brothers (1991-1993). Mr. Cannon graduated from the University of Notre Dame with a Bachelor degree in Mechanical Engineering and a Bachelor degree in Economics. Mr. Cannon is currently an advisor to the Royal family of Cambodia. In addition, he serves as a board member of the Cambodian Hotel Association.

Jiong Shao has been our director since October 2017. Mr. Shao recently joined Sorrento Therapeutics, a California based Nasdaq-listed biotech company as its Executive Vice President and Chief Financial Officer. Mr. Shao was the Managing Director of CEC Capital, a financial advisory firm, from August 2017 to March 2018. From November 2015 to May 2017, Mr. Shao was a managing director and head of China TMT investment banking for Deutsche Bank in Hong Kong. Previously, from August 2010 to November 2015, Mr. Shao was a managing director with Macquarie Capital in Hong Kong and held multiple senior positions including head of Greater China TMT investment banking, head of Asia TMT equity research, head of China research and China strategist. Prior to that, Mr. Shao worked in different areas of capital markets in the financial services industry at Lehman Brothers, Deutsche Bank and Nomura International in both New York and Hong Kong since 2000. Mr. Shao obtained an MBA from the Fuqua School of Business of Duke University in 2000.

Michele Ann Smith has been our director since October 2017. Ms. Smith worked as an attorney at the New Jersey law firm of Hartmann, Doherty, Rosa, Berman & Bulbulia (HDRBB) from September 2008 to January 2013. In October 2017, Ms. Smith returned to HDRBB after a period of family leave. After graduating from Harvard Law School with honors, Ms. Smith clerked for the Honorable Susan J. Dlott, U.S. District Judge for the Southern District of Ohio, from September 1998 to September 1999. Following her clerkship, from October 1999 to June 2000, Ms. Smith worked as an associate at Vorys, Sater, Seymour & Pease LLP, in Cincinnati, Ohio, and then was the Albert M. Sacks Clinical Fellow at the Criminal Justice Institute at Harvard Law School from August 2000 to June 2002. As a Sacks Fellow, Michele spent two years representing indigent adults and juveniles in criminal and delinquency proceedings in the Massachusetts courts, and also assisted the Criminal Justice Institute’s efforts to advocate for national and local reform of the criminal and juvenile justice systems. Ms. Smith worked as an associate at Stroock & Stroock & Lavan LLP in New York City, from September 2002 to October 2003, and at Bonny Rafel LLC, an ERISA litigation boutique in New Jersey, from September 2006 to August 2008. She is a member of the New Jersey and New York bars and is on inactive status with the Massachusetts and Ohio bars.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance; reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting. The Audit Committee held 4 meetings during 2018.

The members of the Audit Committee are Jiong Shao and Michele Smith, each of whom is an independent director under NASDAQ’s listing standards. Jiong Shao is the Chairperson of the audit committee. The Board has determined that both Jiong Shao qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

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Nominating Committee

The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. Specifically, the Nominating Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the director nomination process and screens and recommends candidates for election to the Board. On an annual basis, the Nominating Committee recommends for approval by the Board certain desired qualifications and characteristics for board membership. Additionally, the Nominating Committee establishes and administers a periodic assessment procedure relating to the performance of the Board as a whole and its individual members. The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

The members of the Nominating Committee are Jiong Shao and Michele Smith, each of whom is an independent director under NASDAQ’s listing standards. Jiong Shao is the Chairperson of the Nominating Committee. The Nominating Committee held no meetings during 2018.

Compensation Committee

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. The Compensation Committee held no meetings during 2018.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The members of the Compensation Committee are Jiong Shao and Michele Smith, each of whom is an independent director under NASDAQ’s listing standards. Jiong Shao is the Chairperson of the Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

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Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Code of Ethics

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Directors and Executive Officers after the Business Combination

CM Seven Star’s directors and executive officers after the business combination will be as follows:

Name	Age	Position
Chen Ji	39	Chief Executive Officer
Thomas Jintao Ren	40	Chief Financial Officer
Jun Ma	39	Chief Technology Officer
Jinfeng Xie	38	Chief Operating Officer
Xiaoguang Li	37	Vice President of Marketing
Suli Cui	40	Vice President of Finance
Lin Zhu	35	Vice President of Financial Products and Capital Markets
Joseph Chen	48	Director
James Jian Liu	45	Director
Tianruo Pu	49	Independent Director
Lin Cong	38	Independent Director
Sing Wang	55	Independent Director

Chen Ji has served as chief executive officer of Kaixin since October 2018. He served as Kaixin’s chief operating officer from September 2014 to October 2018. Prior to rejoining Renren, Mr. Ji was a senior director of operations of Baidu from August 2013 to September 2014. Mr. Ji served as a director of operations, purchasing and payment at Renren between May 2009 and August 2013. Prior to that, Mr. Ji worked as a purchasing manager of LG for six years. Mr. Ji received a bachelor’s degree from Beijing Institute of Architectural Engineering in road bridges and intelligent transportation and a master’s degree in E-commerce from University of Essex.

Thomas Jintao Ren has served as Kaixin’s chief financial officer since September 2015. He has also served as chief financial officer of Renren since September 2015. Prior to rejoining Renren, Mr. Ren was the chief financial officer at Chukong Technologies. Mr. Ren was previously at Renren between 2005 and 2013, where he served as senior finance director. Prior to that, Mr. Ren had worked at KPMG for five years. Mr. Ren holds a bachelor’s degree in economics from Renmin University of China. He is a certified public accountant in China and the United States, and a chartered professional accountant in Canada.

Jun Ma has served as Kaixin’s chief technology officer since June 2018. Prior to joining Kaixin, Mr. Ma gained over 12 years professional experience as a tech leader of top tech companies including Google, Intel, NCF Group, and Wanda E-commerce. Mr. Ma was also a serial entrepreneur. He was the key founding member of Yunyun search engine and co-founder of An’s Cocktail. Mr. Ma received a bachelor’s degree in Computer Science and Technology and a master’s degree in Computer Software and Theory from Fudan University.

Jinfeng Xie has served as Kaixin’s chief operating officer since December 2018. Previously, Mr. Xie had served as vice president of sales since October 2014. Mr. Xie joined Renren in 2010 and has since held various positions in sales. Prior to joining Renren, Mr. Xie worked as regional manager of Dianping between 2008 and 2010. Prior to that, Mr. Xie worked at Alibaba for two years. Mr. Xie received a bachelor’s degree in transportation from Shijiazhuang Railway Institute.

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Xiaoguang Li has served as Kaixin’s vice president of marketing since November 2017. Prior to joining Kaixin, Mr. Li served as a vice president of Chezhibao. Prior to that, he was a brand marketing director of E-Driving, a public relations director of Xiaomi, and a senior marketing manager of Kingsoft. Mr. Li received a bachelor’s degree in advertising from Liaoning University.

Suli Cui has served as Kaixin’s vice president of finance since April 2018. She also serves as finance director of Renren. Ms. Cui joined Renren in August 2005 and subsequently was promoted to finance director of Renren in November 2014. Prior to joining Renren, Ms. Cui worked at Sohu for five years. Ms. Cui holds an M.B.A. degree from China University of Political Science and Law and a bachelor’s degree in economics from the Beijing Institute of Petrochemical Technology. She is a certified public accountant in China.

Lin Zhu has served as Kaixin’s vice president of financial products and capital markets since May 2018. Prior to joining our company, Mr. Zhu served as the president of the Dalian Automobile Trading Market Sub-Branch of Shanghai Pudong Development Bank Co., Ltd from 2014 to 2018. Prior to that, Mr. Zhu was the customer manager of Shanghai Pudong Development Bank Co., Ltd from 2007 to 2014. Mr. Zhu received an M.B.A. degree from Dalian University of Technology and a bachelor’s degree in economics from Dongbei University of Finance and Economics.

Joseph Chen has served as the chairman of Kaixin’s board of directors since its founding. He is also the founder of Renren where he serves as chairman of the board of directors and chief executive officer. Prior to founding Renren, Mr. Chen was the co-founder, chairman and chief executive officer of ChinaRen.com, a first generation SNS in China and one of China’s most visited websites in 1999. He served as senior vice president for Sohu.com after ChinaRen.com was acquired by Sohu.com in 2000. Mr. Chen holds a bachelor’s degree in physics from the University of Delaware, a master’s degree in engineering from the Massachusetts Institute of Technology, and an M.B.A. degree from Stanford University.

James Jian Liu has served as director of Kaixin since October 2018. He had served as its chief executive officer from September 2014 to October 2018. He has also served as the chief operating officer of Renren since February 2006. Before joining Renren, he was the co-founder and chief executive officer of UUMe.com, one of the earliest social networking service websites in China. He served as product management director at Fortinet in its early years and held a senior product manager role at Siebel Systems. Mr. Liu started his career as a management consultant with Boston Consulting Group in China. Mr. Liu holds a bachelor’s degree in computer science from Shanghai Jiao Tong University and an M.B.A. degree from Stanford University, where he was an Arjay Miller Scholar.

Tianruo Pu is currently an indepdendent director and the chairman of the audit committee of Autohome (NYSE: ATHM), JMU (NASDAQ:JMU) and 3SBio (HKEX:1530) and is an independent director and the chairman of the audit committee of Renren. Mr. Pu has more than twenty years of work experience in finance and accounting in both the United States and China, including management positions with public companies. Mr. Pu received his MBA degree from Northwestern University’s Kellogg School of Management in 2000 and his Master of Science degree in accounting from the University of Illinois in 1996. It is expected that Mr. Pu will be considered an independent director.

Lin Cong has served as the Vice President of 58.com Group since March 2017. Before joining 58.com, he was the co-founder and Chief Financial Officer of Youche.com, an used car dealer chain in China. Mr. Cong took the VP positions of Finance and IT with 58.com before establishing Youche.com, where he served as CEO from February 2014 to March 2017. Mr. Cong also served as management consultant with Boston Consulting Group from August 2008 to August 2009 and as an auditor with PriceWaterhouseCoopers in China from August 2002 to May 2005. Mr. Cong holds a bachelor’s degree in accounting from Tsinghua University and an M.B.A. degree from Stanford University. It is expected that Mr. Lin will be considered an independent director.

Please see page 228 for a summary of Sing Wang’s experience and qualifications.

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Controlled Company

Following the Business Combination, we will be a “controlled company” as defined under the Nasdaq Stock Market Rules because Renren controls more than 50% of our voting rights. For so long as we remain a controlled company under that definition, we are permitted to elect to rely, and will rely, on certain exemptions from corporate governance rules, including:

●	an exemption from the rule that a majority of our board of directors must be independent directors;

●	an exemption from the rule that the compensation of our chief executive officer must be determined or recommended solely by independent directors; and

●	an exemption from the rule that our director nominees must be selected or recommended solely by independent directors.

Compensation of Directors and Executive Officers

Employment Agreements

We have not entered into any employment agreements with our executive officers, and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Compensation of Officers and Directors of Kaixin

Summary Compensation Table

The following Summary Compensation Table summarizes the total compensation accrued for Kaixin’s named executive officers in each of 2017 and 2016 and should be read in conjunction with the Compensation Discussion and Analysis.

				Share and
Name and Principal Position	Year Ended December 31,	Salary (US$)	Bonus (US$)	Option Awards number	All Other Compensation (US$)	Total (US$)
James Jian Liu	2017	-	-	-	-	-
(formerly Chief Executive Officer)*	2016	-	-	-	-	-

Thomas Jintao Ren	2017	-	-	-	-	-
(Chief Financial Officer)*	2016	-	-	-	-	-

Chen Ji	2017	143,345	32,982	-	26,562	202,889
(formerly Chief Operating Officer)	2016	103,055	34,423	-	25,029	162,507

* For the periods indicated, the compensation of Mr. Liu and Mr. Ren was paid by Renren, which was the parent company of Kaixin.

Grants of Plan Based Awards

There were no equity awards granted in fiscal years 2016 or 2017. For grants of awards pursuant to Kaixin’s equity incentive plan since the end of 2017, please see “Certain Transactions — Certain Transactions of Kaixin–Kaixin 2018 Equity Incentive Plan — Granted Awards.”

Outstanding Equity Awards at Fiscal Year-End; Option Exercises and Shares Vested

There were no equity awards outstanding as of the ends of fiscal years 2016 and 2017, nor were there any option exercises or share awards vested. For equity incentive plan activity since the end of 2017, please see “Certain Transactions — Certain Transactions of Kaixin–Kaixin 2018 Equity Incentive Plan — Granted Awards.”

Pension Benefits

None of Kaixin’s named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by it.

Nonqualified Deferred Compensation

None of Kaixin’s named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by it.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 28, 2019, the number of ordinary shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding ordinary shares (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of March 28, 2019, we had 26,323,092 ordinary shares issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any ordinary shares issuable upon exercise of the warrants or conversion of rights, as the warrants are not exercisable within 60 days of March 28, 2019 and the rights are not convertible within 60 days of March 28, 2019.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Shares of Ordinary Shares
Shareholder Value Fund(2)	4,986,799	19.6%
Anthony Ho (2)	4,986,799	19.6%
Sing Wang	0	0
Stephen N. Cannon	200,000	*
Jiong Shao	50,000	*
Michele Smith	50,000	*
Weiss Asset Management LP(3)	1,798,700	7.03%
WAM GP LLC(3)	1,798,700	7.03%
Andrew M. Weiss, PH.D(3)	1,798,700	7.03%
Polar Asset Management Partners Inc.(4)	2,830,000	11.12%
All directors and officers as a group (8 individuals)	5,286,799	20.78%

*      Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o CM Seven Star Acquisition Corporation, Suite 1306, 13/F, AIA Central, 1 Connaught Road, Central, Hong Kong.
(2)	Mr. Anthony Ho, Suite 1306, 13/F, AIA Central, 1 Connaught Road, a director of Shareholder Value Fund, has voting and dispositive power over the shares owned by Shareholder Value Fund.
(3)	Based on a Schedule 13G filed by the reporting persons. The address for the reporting persons is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116. Weiss Asset Management is the sole investment manager to a private investment partnership (the “Partnership”) and a private investment fund (“Fund”). WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership and the Fund.
(4)	Based on a Schedule 13G filed by the reporting person. The address for the reporting person is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Jennifer Schwartz is the VP, Legal and Compliance for the reporting person.

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Security Ownership of the Combined Company after the BUSINESS COMBINATION

The following tables sets forth information regarding the beneficial ownership of CM Seven Star’s ordinary shares and preferred shares immediately after the consummation of the Business Combination by:

●	each person known to CM Seven Star who will be the beneficial owner of more than 5% of any class of its stock immediately after the Business Combination;

●	each of its officers and directors;

●	all of its officers and directors as a group.

Unless otherwise indicated, CM Seven Star believes that all persons named in the table will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all CM Seven Star securities beneficially owned by them.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, CM Seven Star believes, based on the information furnished to it, that the persons and entities named in the table below will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws. All CM Seven Star stock subject to options or warrants exercisable within 60 days of the consummation of the Acquisition are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 54,607,392 ordinary shares of CM Seven Star to be outstanding upon consummation of the Acquisition. The table below assumes that no CM Seven Star ordinary shares have been redeemed.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Shares of Ordinary Shares
Chen Ji	365,413	*
Thomas Jintao Ren	82,218	*
Jun Ma	23,575	*
Jinfeng Xie	248,847	*
Xiaoguang Li	22,003	*
Suli Cui	60,902	*
Lin Zhu	5,501	*
Joseph Chen	-	-
James Jian Liu	654,697	1.18%
Tianruo Pu	393	*
Lin Cong	393	*
Sing Wang	393	*
Shareholder Value Fund	4,986,799	9.13%
Renren, Inc.(2)	28,284,300	51.80%
All directors and officers as a group (12 individuals)	1,464,335	2.61%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o CM Seven Star Acquisition Corporation, Suite 1306, 13/F, AIA Central, 1 Connaught Road, Central, Hong Kong.

(2)	The address of Renren is 5F, North Wing, 18 Jiuxianqiao Middle Road, Beijing, 100016, People’s Republic of China. Renren is a reporting company under the Exchange Act which is listed on the New York Stock Exchange.

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CERTAIN TRANSACTIONS

Certain Transactions of CM Seven Star

Insider Shares

On July 11, 2017, CM Seven Star issued 4,312,500 ordinary shares (“Insider Shares”) to the shareholders (“Initial Shareholders”) for an aggregate amount of $25,000. On October 25, 2017, an additional 862,500 shares of the Company were issued to the Initial Shareholders for an aggregate amount of $6,038. The 5,175,000 Insider Shares include an aggregate of up to 675,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the Initial Shareholders will own 20% of the Company’s issued and outstanding shares after the Initial Public Offering. On November 3, 2017, 15,927 Insider Shares were forfeited since the underwriters’ over-allotment option was exercised in part.

The Initial Shareholders have agreed not to transfer, assign or sell any of the Insider Shares (except to certain permitted transferees) until (1) with respect to 50% of the Insider Shares, the earlier of one year after the date of the consummation of the Business Combination and the date on which the closing price of the common shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Business Combination and (2) with respect to the remaining 50% of the Insider Shares, one year after the date of the consummation of the Business Combination, or earlier, in either case, if, subsequent to the Business Combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their common shares for cash, securities or other property.

Private Placements

Simultaneously with the Initial Public Offering, the Company’s Sponsor purchased an aggregate of 475,000 Private Units at $10.00 per Unit (for a total purchase price of $4,750,000). On November 3, 2017, in connection with the underwriters’ partial exercise of their over-allotment option, the Company consummated the sale of an additional 52,726 Private Units at $10.00 per Unit. The proceeds from the Private Units were added to the proceeds from the Initial Public Offering held in the Trust Account. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

The Private Units are identical to the units sold in the Initial Public Offering except the Private Units will be non-redeemable. The purchasers of the Private Units have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to the same permitted transferees as the insider shares) until the completion of the Business Combination. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Units will be used to fund the redemption of the public shares (subject to the requirements of applicable law).

Related Party Advances

On July 4, 2017, the Sponsor loaned CM Seven Star $300,000 for costs associated with the Initial Public Offering. On September 1, 2017, the Sponsor loaned CM Seven Star another $200,000. On October 24, 2017 and October 26, 2017, the Sponsor advanced CM Seven Star an additional $71,000 and $7,507, respectively, for costs associated with the Initial Public Offering. The loans are non-interest bearing, unsecured and due on demand. CM Seven Star repaid the Sponsor $500,000 and $78,507 from the proceeds of the Initial Public Offering not being placed in the Trust Account on October 31, 2017 and November 8, 2017, respectively.

On May 23, 2018, the Sponsor loaned to the Company an additional $500,000 pursuant to a non-convertible non-interest bearing promissory note, which will be repaid promptly after the date on which the Company consummates a Business Combination. In the event that the Company is unable to consummate a Business Combination, the balance of such note will be forgiven and the Sponsor will not be entitled to any payment thereunder.

On January 24, 2019 we issued an unsecured promissory note in the aggregate principal amount of up to $1,100,000 to Shareholder Value Fund, the Company’s initial public offering sponsor (“SVF”). $1,100,000 has been fully drawn down on January 24, 2019. The note does not ear interest and matures upon closing of a business combination. In the event that the company does not close a business combination, the note will not be repaid.

On January 24, 2019 our Sponsor and Kaixin extended the time available to us to complete a business combination to April 30, 2019 by depositing $2,063,629.30 into our trust account. In conjunction with the extension, we issued unsecured promissory notes in the aggregate principal amount of $2,063,629.30 to SVF and Kaixin in exchange for those entities depositing such amount into the Company’s trust account. The notes do not bear interest and mature upon closing of a business combination by us. In addition, the notes may be converted by the holder into our units (identical to the units issued in our initial public offering) at a price of $10.00 per unit.

As of December 31, 2018 and December 31, 2017, amount due to related parties were $18,918 and $4,289, respectively. The amounts were unpaid reimbursements for the operating expenses paid by the officers on behalf of the Company.

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Related Party Loans

In order to meet our working capital needs following the IPO, our initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (“Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes could either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 55,000 ordinary shares (which includes 5,000 shares issuable upon conversion of rights) and warrants to purchase 25,000 ordinary shares if $500,000 of notes were so converted). Our shareholders have approved any issuance of the units and underlying securities upon conversion of such notes, to the extent an optional conversion is included and the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans will not be repaid.

No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our insiders or any of the members of our management team, for services rendered to us prior to, or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, board, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of a shareholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

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Related Party Policy

Our Code of Ethics, which we adopted upon consummation of our IPO, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors, special advisors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Certain Transactions of Kaixin

Contractual Arrangements with Kaixin’s Variable Interest Entity and its Shareholders

See “History and Corporate Structure of Kaixin Auto Group.”

Private Placements

On January 19, 2017, Kaixin issued 412,963,000 shares to Renren and subsequently held Renren in the aggregate 500,000,000 of Kaixin’s ordinary shares. The shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

On January 4, 2018, Renren surrendered 340,000,000 shares to Kaixin and subsequently held in the aggregate 160,000,000 of Kaixin’s ordinary shares. The shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Kaixin 2018 Equity Incentive Plan

Kaixin’s 2018 equity incentive plan adopted on January 31, 2018, amended and restated in May 2018 and further amended in August 2018, which is hereafter referred to as the Kaixin 2018 equity incentive plan or the Kaixin plan, provides for the grant of options, restricted shares and restricted share units, which are referred to collectively as awards. Up to 190,000,000 ordinary shares may be granted as awards under the Kaixin 2018 equity incentive plan. Kaixin believes that the 2018 equity incentive plan aids it in attracting, motivating and retaining employees, non-employee directors, officers and consultants through the granting of awards. The awards under the plan were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering or pursuant to Rule 701 under the Securities Act of 1933, as amended, as transactions pursuant to written compensatory plans or pursuant to a written contract relating to compensation.

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Administration

The Kaixin 2018 equity incentive plan is administered by its directors, the compensation committee, or any subcommittee thereof to whom such directors or the compensation committee shall delegate the power to administer the plan. The plan administrator is authorized to interpret the plan and to determine the provisions of each award.

Change in Control

In the event of a change in control or another transaction having a similar effect, then the plan administrator may, in its sole discretion, adjust the number of ordinary shares subject to awards then held by a participant in the Kaixin plan as needed to prevent dilution or enlargement of the participant’s rights that otherwise would result from such event. The plan administrator may also, in its sole direction, provide in substitution for the participant’s awards such alternative consideration as it may determine to be equitable in the circumstances. A “change of control” under the Kaixin 2018 equity incentive plan is defined as (i) the board of directors changes such that there is turnover of at least 50% of the members of the board; (ii) the shareholders approve any plan or proposal for the liquidation or dissolution of the company; (iii) the shareholders approve any consolidation, merger or share exchange of the company in which the company ceases to exist as a corporation, or as a result of which, the ordinary shares would be converted into cash, securities or other property; or (iv) any sale, lease, exchange or other transfer of all or substantially all of the company’s assets. There will be an exception to the definition of “change of control” as follows: a transaction described in (iii) or (iv) shall not be a “change of control” if (A) after such transaction the board of directors does not undergo a turnover of at least 50% of the members of the board, and/or such unchanged board of directors controls an entity which directly or indirectly holds a majority of the ordinary shares of the continuing, surviving or acquiring entity referenced in (iii) or (iv); and (B) such successor entity assumes all outstanding share awards under the Kaixin 2018 equity incentive plan.

Term

Unless terminated earlier, the Kaixin 2018 equity incentive plan will terminate on February 1, 2028. Awards made under the plan on or prior to the date of its termination will continue in effect subject to the terms of the Kaixin plan and the award.

Vesting Schedule

In general, the plan administrator determines, the vesting schedule, which vesting schedule will be set forth in the award agreement.

Amendment and Termination of Plan

Kaixin’s board of directors may at any time amend, alter or discontinue the Kaixin 2018 equity incentive plan, subject to certain exceptions.

Granted Awards

The table below summarizes, as of the date of this proxy statement, the awards that have been granted to Kaixin’s directors and executive officers, all of which are options. As of the date of this proxy statement, none of Kaixin’s directors or executive officers have been granted any other type of award under the Kaixin 2018 equity incentive plan.

Name	Title with Kaixin	Number of shares underlying options granted	Exercise price (US$ per share)	Fair value on grant date (US$ per share)	Grant date	Expiration date
Joseph Chen	Director	3,750,000	0.30	0.5177	March 15, 2018	March 31, 2028
James Jian Liu	Director	13,300,000	0.30	0.5177	March 15, 2018	March 31, 2028
Chen Ji	Chief Executive Officer	4,750,000	0.30	0.5177	March 15, 2018	March 31, 2028
Thomas Jintao Ren	Chief Financial Officer	600,000	0.30	0.5177	March 15, 2018	March 31, 2028
Jun Ma	Chief Technology Officer	1,000,000	0.30	0.5384	July 1, 2018	July 1, 2028
Jinfeng Xie	Vice President of Sales	4,500,000	0.30	0.5281	March 15, 2018	March 31, 2028
Xiaoguang Li	Vice President of Marketing	500,000	0.30	0.5384	March 15, 2018	March 31, 2028
Suli Cui	Vice President of Finance	450,000	0.30	0.5177	March 15, 2018	March 31, 2028
Lin Zhu	Vice President of Financial Products and Capital Markets	150,000	0.30	0.5384	March 15, 2018	March 31, 2028
Executive Officers as a Group	—	11,950,00	0.30		Multiple	Multiple
Non-Executive Directors as a Group	—	17,050,00	0.30		Multiple	Multiple

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Transactions with Renren

See “History and Corporate Structure of Kaixin Auto Group — Reorganization” for information on the reorganization transactions.

Prior to the Business Combination, Kaixin has been a majority-owned subsidiary of Renren. Historically, Renren has provided Kaixin with financial, accounting, administrative, sales and marketing, legal and human resources services, as well as the services of a number of its executive officers and other employees, the costs of which were allocated to Kaixin based on factors including proportion of revenues, infrastructure usage and labor usage attributable to Kaixin, among other things. Kaixin has begun to invest in its own financial, accounting, administrative, sales and marketing, human resources and legal services functions separate from Renren’s, and it will further establish other support systems of its own or contract with third parties to provide them. In connection with the Business Combination, Kaixin intends to enter into agreements with Renren with respect to various ongoing relationships between it and Renren. These agreements include a master transaction agreement, a transitional service agreement, and a non-competition agreement. The following are summaries of these agreed forms of these agreements as contemplated by the Share Exchange Agreement. The final terms may be subject to change as they will only be entered into on or around the time of the completion of the Business Combination.

Master Transaction Agreement

The master transaction agreement will contain provisions relating to Kaixin’s carve-out from Renren. Pursuant to this agreement, Kaixin will be responsible for all financial liabilities associated with its business as described in this proxy statement that have been conducted by or transferred to Kaixin, and Renren will be responsible for financial liabilities associated with all of Renren’s other current and historical businesses and operations, in each case regardless of the time those liabilities arise. The master transaction agreement also will contain indemnification provisions under which Kaixin and Renren indemnify each other with respect to breaches of the master transaction agreement or any related inter-company agreement.

In addition, Kaixin will agree to indemnify Renren against liabilities arising from misstatements or omissions in this proxy statement, except for misstatements or omissions relating to information that Renren provided to Kaixin specifically for inclusion in this proxy statement. Kaixin will also agree to indemnify Renren against liabilities arising from any misstatements or omissions in our subsequent SEC filings and from information Kaixin provides to Renren specifically for inclusion in Renren’s annual reports or other SEC filings following the completion of the Business Combination, but only to the extent that the information pertains to Kaixin or its business or to the extent Renren provides Kaixin prior written notice that the information will be included in its annual reports or other subsequent SEC filings and the liability does not result from the action or inaction of Renren. Similarly, Renren will indemnify Kaixin against liabilities arising from misstatements or omissions in its subsequent SEC filings or with respect to information that Renren provided to Kaixin specifically for inclusion in this proxy statement, or our annual reports or other SEC filings following the completion of the Business Combination.

The master transaction agreement will also contain a general release, under which the parties will release each other from any liabilities arising from events occurring on or before closing date of the Business Combination, including in connection with the activities to implement the Exchange Agreement. The general release does not apply to liabilities allocated between the parties under the master transaction agreement or the other inter-company agreements.

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Furthermore, under the master transaction agreement, we and Kaixin will agree to use our reasonable best efforts to use the same independent certified public accounting firm selected by Renren and to maintain the same fiscal year as Renren until the first Renren fiscal year-end following the earlier of (1) the first date when Renren no longer owns a specified percentage of the voting power of our then outstanding securities. This earlier date is referred to as the control ending date. We will also agree to use our reasonable best efforts to complete our audit and provide Renren with all financial and other information on a timely basis so that Renren may meet its deadlines for its filing of annual and quarterly financial statements.

Under the master transaction agreement, the parties will also agree to cooperate in sharing information and data collected from each party’s business operations, including without limitation user information and data relating to user activities. The parties will agree not to charge any fees for their cooperation provided under the agreement unless they separately and explicitly agree otherwise.

The parties will also agree on certain other matters related to the relationship between Kaixin and Renren, including employees, premises and treatment of loans currently outstanding between Kaixin and Renren.

The master transaction agreement will automatically terminate after a certain period following the first date on which upon which Renren ceases to own in aggregate at least a specified percentage of the voting power of our then outstanding securities, provided that the agreement on sharing information and data will terminate on the earlier of (1) a number of years following the commencement of the cooperation period or (2) a number of years after the first date upon which Renren ceases to own in aggregate at least a specified percentage of the voting power of our then outstanding securities. This agreement will be terminable early or extended by mutual written consent of the parties. The termination of this agreement will not affect the validity and effectiveness of the transitional services agreement, the non-competition agreement and the sales and marketing services agreement.

Transitional Services Agreement

Under the transitional services agreement, Renren agrees that, during the service period as described below, Renren will provide Kaixin with various corporate support services, including but not limited to:

●	administrative support;

●	operational management support;

●	legal support;

●	technology support; and

●	provision of office facilities.

Renren also may provide Kaixin with additional services that Kaixin and Renren may identify from time to time in the future.

The price to be paid for the services provided under the transitional service agreement will be the actual direct and indirect costs of providing such services. Direct costs include labor-related compensation and travel expenses and materials and supplies consumed in performing the services. Indirect costs include office occupancy, information technology supervision and other overhead costs of the department incurring the direct costs of providing the services.

The transitional service agreement provides that the performance of a service according to the agreement will not subject the provider of such service to any liability whatsoever except as directly caused by the gross negligence or willful misconduct of the service provider. Liability for gross negligence or willful misconduct is limited to the lower of the price paid for the particular service or the cost of the service’s recipient performing the service itself or hiring a third party to perform the service. Under the transitional services agreement, the service provider of each service is indemnified by the recipient against all third-party claims relating to provision of services or the recipient’s material breach of a third-party agreement, except where the claim is directly caused by the service provider’s gross negligence or willful misconduct.

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The service period under the transitional services agreement commences on the completion of the Business Combination and will end on the expiration of five years thereafter. Kaixin may terminate the transitional services agreement with respect to either all or part of the services by giving prior written notice to Renren and paying a termination fee equal to the direct costs incurred by Renren in connection with its provision of services at the time of the early termination. Renren may terminate this agreement with respect to either all or part of the services by giving Kaixin prior written notice if Renren ceases to own in aggregate at least a specified percentage of the voting power of our then outstanding securities or ceases to be the largest beneficial owner of its then outstanding voting securities, without considering holdings of institutional investors that have acquired our securities in the ordinary course of their business and not with the purpose or the effect of changing or influencing control over us.

Non-Competition Agreement

Kaixin’s non-competition agreement with Renren will provide for a non-competition period beginning upon the completion of the Business Combination and ending on the later of a certain number of years after the first date when Renren ceases to own in aggregate at least a certain percentage of the voting power of Kaixin’s then outstanding securities and (2) a number of years following the completion of the Business Combination. This agreement will be able to be terminated early by mutual written consent of the parties.

Renren will agree not to compete with Kaixin during the non-competition period in the business that is of the same nature as the business operated by Kaixin as described in this proxy statement, except for owning non-controlling equity interest in any company competing with Kaixin. Kaixin will agree not to compete with Renren during the non-competition period in the businesses currently conducted by Renren, as described in its periodic filings with the SEC, other than with respect to Kaixin’s business as described in this proxy statement, except for owning non-controlling equity interest in any company competing with Renren.

The non-competition agreement will also provide for a mutual non-solicitation obligation that neither Renren nor Kaixin may, during the non-competition period, hire, or solicit for hire, any active employees of or individuals providing consulting services to the other party, or any former employees of or individuals providing consulting services to the other party within a period of time from the termination of their employment or consulting services, without the other party’s consent, except for solicitation activities through generalized non-targeted advertisement not directed to such employees or individuals.

Allocated Expenses

Total cost of revenues, selling and marketing expenses, research and development expenses and general and administrative expenses allocated to Kaixin from Renren amounted to US$21 thousand, US$45 thousand, US$82 thousand and US$852 thousand for 2015, US$27 thousand, US$81 thousand, US$261 thousand and US$4.8 million for 2016, US$16 thousand, US$48 thousand, US$283 thousand and US$7.2 million for 2017 and US$11 thousand, US$30 thousand, US$129 thousand and US$4.3 million for the six months ended June 30, 2018, respectively. Kaixin records share-based compensation expenses and expenses incurred by Renren as capital contributions. These expenses consist primarily of share-based compensation expenses of senior management and shared marketing and management expenses including accounting, administrative, marketing, internal control, legal support services and other expenses to provide operating support to the related businesses. These allocations are made using a proportional cost allocation method and were based on revenues, headcount as well as estimates of time spent on the provision of services attributable to us. Kaixin believes that the basis and amounts of these allocations are reasonable. See the notes to the consolidated financial statements of Kaixin included elsewhere in this proxy statement.

Advances Outstanding

As of December 31, 2015, 2016 and 2017 and June 30, 2018, Kaixin had outstanding payables to Renren and its subsidiaries in the amount of US$57.4 million, US$108.4 million, US$69.5 and US$101.5 million, respectively. Those amounts represent advances to finance Kaixin’s general working capital requirements and are interest-free and repayable on demand.

During 2015, 2016 and 2017 and the six months ended June 30, 2018, respectively, Renren and its subsidiaries advanced total amounts of US$176.1 million, US$177.8 million, US$35.6 million and US$85.4 million, respectively. During the same periods, Kaixin repaid Renren and its subsidiaries US$50.7 million, US$186.2 million, US$75.2 million and US$58.9 million, respectively. As of December 31, 2017 and June 30, 2018, the principal amount outstanding under these advances was US$69.5 million and US$101.5 million, respectively.

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As of December 31, 2017 and June 30, 2018, amount due to related parties amounted to US$7.1 million and US$ nil, respectively, mainly related to acquisition payables to the original owners of Kaixin’s Dealerships.

Distribution

During 2016, Kaixin distributed US$56.1 million in profit related to one of its subsidiaries to Renren. The distribution was non-cash and was settled by waiver of the same amount of Kaixin’s related party payable to Renren.

Management Services

During 2016, Kaixin recognized expenses related to services purchased from Renren and its subsidiaries amounting to US$2.3 million.

Business Combination

Pursuant to the Business Combination, Kaixin has transferred its Ji’nan Dealership to Renren, such that at the completion of the Business Combination, Kaixin is expected to have 14 Dealerships, subject to any additional Dealership acquisitions by Kaixin. Please see the pro-forma financial information on page 132 of this proxy statement for an explanation of how this divestiture will affect Kaixin’s financial results. In addition, in connection with the Business Combination, Renren has agreed to bear contingent share consideration due to Kaixin’s Dealership operators and indemnify CM Seven Star for related liabilities.

Other Transactions with Related Parties

268V Limited

In January 2015, Renren acquired a 20.00% equity interest in 268V Limited and accounted for it as an available-for-sale investment. In 2016 and 2017, Kaixin purchased about US$0.2 million and US$0.3 million of used automobile services from 268V Limited, respectively. As of December 31, 2017, Kaixin owed 268V Limited US$40,000 for these services, which amount was unsecured, non-interest bearing and payable on demand. In 2016, Renren advanced Kaixin funds to provide a loan of US$3.0 million to 268V Limited. This loan was transferred to another subsidiary of Renren in 2017.

Eunke Technology Ltd.

In March 2015, Renren acquired a 19.29% equity interest in Eunke Technology Ltd. and accounted for it as a cost method investment. In August 2016, Kaixin provided a loan of US$0.9 million to Loji Logistics Ltd., or Loji, a subsidiary of Eunke Technology Ltd, and recorded US$12,000 in interest. In 2017, Kaixin provided a loan of US$8.6 million to Loji, and recorded US$0.1 million in interest. During the year ended December 31, 2017, Loji repaid the full amount.

Short-term Loan Guarantee

In November 2016, James Jian Liu, a director of Kaixin, provided a joint and several liability guarantee for a short-term loan from the Bank of Shanghai with a principal amount of US$7.2 million. Kaixin repaid the loan in May 2017.

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DESCRIPTION OF CM Seven Star’S SECURITIES

General

CM Seven Star currently has authorized share capital of 202,000,000 shares consisting of 200,000,000 ordinary shares with a par value of $0.0001 per share and 2,000,000 preferred shares with a par value of $0.0001 per share. As of the date of this proxy statement, 26,323,092 ordinary shares are outstanding, held by 10 shareholders of record. Each of the units, Shares, Warrants and Rights are registered pursuant to Section 12 of the Exchange Act.

Units

Each unit consists of one ordinary share, one-half of one redeemable warrant, and one right to acquire one-tenth (1/10) of an ordinary share.

Ordinary Shares

Our shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. In connection with any vote held to approve our initial business combination, all of our initial shareholders, as well as all of our officers and directors, have agreed to vote their respective ordinary shares owned by them immediately prior to the IPO and any shares purchased in the IPO or following the IPO in the open market in favor of the proposed business combination.

We will proceed with the business combination only if we have net tangible assets of at least $5,000,001 upon consummation of such business combination and a majority of the ordinary shares voted are voted in favor of the business combination. At least five days’ notice must be given for each general meeting (although we will provide whatever minimum number of days are required under Federal securities laws). Shareholders may vote at meetings in person or by proxy.

The members of our Board of Directors serve until the next annual general meeting. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares eligible to vote for the election of directors can elect all of the directors.

Pursuant to our amended and restated memorandum and articles of association, if we do not consummate a business combination by 15 months from the consummation of the IPO (or 18 months if we have extended the period of time as described in the IPO prospectus), it will trigger our automatic winding up, dissolution and liquidation. Our initial shareholders have agreed to waive their rights to share in any distribution from the trust account with respect to their insider shares upon our winding up, dissolution and liquidation.

Our shareholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the ordinary shares, except that public shareholders have the right to have their public shares converted to cash equal to their pro rata share of the trust account if they vote on the proposed business combination and the business combination is completed. Public shareholders who convert their public shares into their portion of the trust account still have the right to exercise the redeemable warrants that they received as part of the units.

Preferred Shares

Our amended and restated memorandum and articles of association authorizes the issuance of 2,000,000 preferred shares with such designation, rights and preferences as may be determined from time to time by our board of directors. No preferred shares are being issued or registered in the IPO. Accordingly, our board of directors is empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, redemption, voting or other rights which could adversely affect the voting power or other rights of the holders of ordinary shares. However, the underwriting agreement prohibits us, prior to a business combination, from issuing preferred shares which participate in any manner in the proceeds of the trust account, or which votes as a class with the ordinary shares on a business combination. We may issue some or all of the preferred shares to effect a business combination. In addition, the preferred shares could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any preferred shares, we cannot assure you that we will not do so in the future.

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Warrants

Each whole redeemable warrant entitles the registered holder to purchase one ordinary share at a price of $11.50 per full share, subject to adjustment as discussed below, at any time commencing on the later of the completion of an initial business combination and 12 months from the date of the IPO. Pursuant to the warrant agreement, a warrantholder may exercise its warrants only for a whole number of shares. As a result, a warrantholder must acquire two units to own a whole warrant exercisable at a price of $11.50 per full share, subject to adjustment as described in the IPO prospectus. However, except as set forth below, no warrants will be exercisable for cash unless we have an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the warrants is not effective within 90 days from the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act provided that such exemption is available. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis. The warrants will expire five years from the consummation of our initial business combination at 5:00 p.m., New York City time.

We may call the warrants for redemption (excluding the private warrants but including any outstanding warrants issued upon exercise of the unit purchase option issued to EarlyBirdCapital and its designees), in whole and not in part, at a price of $.01 per warrant:

●	at any time while the warrants are exercisable;

●	upon not less than 30 days’ prior written notice of redemption to each warrant holder;

●	if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders; and

●	if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for our warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the whole warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the volume weighted average price of the ordinary shares for the 20 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Whether we will exercise our option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of our ordinary shares at the time the warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.

245

The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding warrants in order to make any change that adversely affects the interests of the registered holders.

The exercise price and number of ordinary shares issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a share capitalizations, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive ordinary shares. After the issuance of ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

Except as described above, no warrants will be exercisable and we will not be obligated to issue ordinary shares unless at the time a holder seeks to exercise such warrant, a prospectus relating to the ordinary shares issuable upon exercise of the warrants is current and the ordinary shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the ordinary shares issuable upon the exercise of the warrants is not current or if the ordinary shares is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder (and his, her or its affiliates) would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder (and his, her or its affiliates) would beneficially own in excess of 9.8% of the ordinary shares issued and outstanding. Notwithstanding the foregoing, any person who acquires a warrant with the purpose or effect of changing or influencing the control of our company, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition will be deemed to be the beneficial owner of the underlying ordinary shares and not be able to take advantage of this provision.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share (as a result of a subsequent share capitalizations payable in ordinary shares, or by a split up of the ordinary shares or other similar event), we will, upon exercise, round up or down to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

246

Contractual Arrangements with respect to the Certain Warrants

We have agreed that so long as the private warrants are still held by the initial purchasers or their affiliates, we will not redeem such warrants and we will allow the holders to exercise such warrants on a cashless basis (even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective). However, once any of the foregoing warrants are transferred from the initial purchasers or their affiliates, these arrangements will no longer apply. Additionally, the representative of the underwriters has agreed that it will not be permitted to exercise any warrants underlying the purchase option to be issued to it and/or its designees upon consummation of the IPO after the five year anniversary of the effective date of the registration statement. Furthermore, because the private warrants will be issued in a private transaction, the holders and their transferees will be allowed to exercise the private warrants for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares.

Rights

Except in cases where we are not the surviving company in a business combination, each holder of a right will automatically receive one-tenth (1/10) of an ordinary share upon consummation of our initial business combination, even if the holder of a public right converted all ordinary shares held by him, her or it in connection with the initial business combination or an amendment to our memorandum and articles of association with respect to our pre-business combination activities. In the event we will not be the surviving company upon completion of our initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of a share underlying each right upon consummation of the business combination. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of an initial business combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of ours). If we enter into a definitive agreement for a business combination in which we will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary shares basis.

We will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman Islands Law. As a result, you must hold rights in multiples of 10 in order to receive shares for all of your rights upon closing of a business combination. If we are unable to complete an initial business combination within the required time period and we liquidate the funds held in the trust account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from our assets held outside of the trust account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial business combination. Additionally, in no event will we be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Purchase Option

EarlyBirdCapital, Inc., as representative of the underwriters in the IPO, holds an option for $100 to purchase up to a total of 900,000 unit sat $10.00 per unit. The units issuable upon exercise of this option are identical to those described above.

Dividends

We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

247

Amended and Restated Memorandum and Articles of Association

Our amended and restated memorandum and articles of association filed under the laws of the Cayman Islands contain provisions designed to provide certain rights and protections to our shareholders prior to the consummation of a business combination. The following are the material rights and protections contained in our amended and restated memorandum and articles of association:

●	the right of public shareholders to exercise conversion rights and have their public shares redeemed in lieu of participating in a proposed business combination;

●	a prohibition against completing a business combination unless we have net tangible assets of at least $5,000,001 upon consummation of such business combination;

●	a requirement that if we seek shareholder approval of any business combination, a majority of the issued and outstanding ordinary shares voted must be voted in favor of such business combination;

●	the separation of our board of directors into three classes and the establishment of related procedures regarding the standing and election of such directors;

●	a requirement that directors may call general meetings on their own accord and are required to call an extraordinary general meeting if holders of not less than 10% in par value of the issued shares request such a meeting;

●	a prohibition, prior to a business combination, against our issuing (i) any ordinary shares or any securities convertible into ordinary shares or (ii) any other securities (including preferred shares) which participate in or are otherwise entitled in any manner to any of the proceeds in the trust account or which vote as a class with the ordinary shares on a business combination;

●	a requirement that our management take all actions necessary to liquidate our trust account in the event we do not consummate a business combination by 15 months from the consummation of the IPO (or 18 months in certain circumstances described elsewhere herein);

●	a prohibition, prior to a business combination, against our issuing (i) any ordinary shares or any securities convertible into ordinary shares or (ii) any other securities (including preferred shares) which participate in or are otherwise entitled in any manner to any of the proceeds in the trust account or which vote as a class with the ordinary shares on a business combination; and

●	the limitation on shareholders’ rights to receive a portion of the trust account.

The Companies Law permits a company incorporated in the Cayman Islands to amend its memorandum and articles of association with the approval of the holders of at least two-thirds of such company’s outstanding ordinary shares. A company’s articles of association may specify that the approval of a higher majority is required but, provided the approval of the required majority is obtained, any Cayman Islands company may amend its memorandum and articles of association regardless of whether its memorandum and articles of association provides otherwise. Accordingly, although we could amend any of the provisions relating to our proposed offering, structure and business plan which are contained in our amended and restated memorandum and articles of association, we view all of these provisions as binding obligations to our shareholders and neither we, nor our officers or directors, will take any action to amend or waive any of these provisions unless we provide dissenting public shareholders with the opportunity to convert their public shares in connection with any such vote. The foregoing is set forth in our amended and restated memorandum and articles of association and cannot be amended.

CM Seven Star’s Transfer Agent

The transfer agent for CM Seven Star’s securities is Continental Stock Transfer & Trust Company.

248

EXPERTS

The consolidated financial statements of Kaixin as of December 31, 2016 and 2017 and for each of the year end December 31, 2015, 2016 and 2017 included in this proxy statement have been audited by Deloitte Touche Tohmatsu Certified Public Accountants LLP, an independent registered public accounting firm as stated in their report appearing herein (which report expresses an unqualified opinion on the financial statements and includes an emphasis of a matter paragraph referring to the consolidated financial statements presentation not necessarily reflecting the results of operations, financial position and cash flows if Kaixin had actually existed on a stand - alone basis during the period presented). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The offices of Deloitte Touche Tohmatsu Certified Public Accountants LLP are located at 8/F, Deloitte Tower The Tower, Oriental Plaza, 1 East Chang An Avenue, Beijing 100738, People’s Republic of China.

The financial statements of CM Seven Star as of December 31, 2018 and 2017 and the related statements of operations, changes in shareholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2018, and the related notes included in this proxy statement have been audited by UHY LLP, an independent registered public accounting firm, to the extent set forth in their report appearing elsewhere in this joint proxy statement and are included herein in reliance upon the authority of UHY LLP as experts in accounting and auditing.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

Management of CM Seven Star knows of no other matters which may be brought before the CM Seven Star annual general meeting. If any matter other than the proposed Business Combination or related matters should properly come before the annual general meeting, however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

CM Seven Star is subject to the informational requirements of the Securities Exchange Act, and is required to file reports, any proxy statements and other information with the Securities and Exchange Commission. Any reports, statements or other information that CM Seven Star files with the Securities and Exchange Commission, including this proxy statement may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of this material can also be obtained upon written request from the Public Reference Section of the Securities and Exchange Commission at its principal office in Washington, D.C. 20549, at prescribed rates or from its website on the Internet at www.sec.gov, free of charge. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on public reference rooms.

Neither CM Seven Star nor Kaixin has authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of this proxy statement, and neither the mailing of this proxy statement to CM Seven Star shareholders nor the consummation of the Business Combination shall create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

249

INDEX TO FINANCIAL STATEMENTS

CM SEVEN STAR ACQUISITION CORPORATION

KAXIN AUTO GROUP

CM SEVEN STAR ACQUISITION CORPORATION

FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
CM Seven Star Acquisition Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheets of CM Seven Star Acquisition Corporation (the “Company”) as of December 31, 2018 and 2017, and the related statements of operations, changes in shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, if the Company is not able to consummate a business combination before April 30, 2019, the Company will commence an automatic winding up, dissolution and liquidation unless it seeks and receives the consent of its shareholders to otherwise extend the life of the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2017.

New York, New York
March 22, 2019

F-2

CM SEVEN STAR ACQUISITION CORPORATION

BALANCE SHEETS

	December 31,	December 31,
	2018	2017

Assets
Cash	$39,643	$165,405
Prepaid assets	59,096	59,096
Total Current Assets	98,739	224,501

Cash and securities held in Trust Account	210,455,469	206,785,848
Total assets	$210,554,208	$207,010,349

Liabilities and Shareholders’ Equity
Accounts payable and accrued expenses	$787,507	$15,570
Due to related parties	18,918	4,289
Due to Sponsor	500,000	—
Total current liabilities	1,306,426	19,859

Commitments
Ordinary shares subject to possible redemption, 20,424,778 and 20,199,048 shares at redemption value at December 31, 2018 and 2017, respectively	204,247,780	201,990,480

Shareholders’ Equity:
Preferred shares, $0.0001 par value; 2,000,000 shares authorized; no shares issued and outstanding	—	—
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 5,898,314 shares (excluding 20,424,778 shares subject to possible redemption) and 6,124,044 shares (excluding 20,199,048 shares subject to possible redemption) issued and outstanding at December 31, 2018 and 2017, respectively	590	612
Additional paid-in capital	2,414,372	4,671,650
Retained earnings	2,585,040	327,748
Total shareholders’ equity	5,000,002	5,000,010

Total Liabilities and Shareholders’ Equity	$210,554,208	$207,010,349

The accompanying notes are an integral part of these financial statements.

F-3

CM SEVEN STAR ACQUISITION CORPORATION

STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2018	2017

Formation and operating costs	$1,413,762	$85,806
Loss from operations	1,413,762	85,806

Other income
Realized loss from sale of investment	(97,758)	-
Interest income	3,768,812	423,056
Total other income	3,671,054	423,056

Net income	$2,257,292	$337,250

Weighted average shares outstanding, basic and diluted	26,323,092	5,803,121

Basic and diluted net income per ordinary share	$0.09	$0.06

The accompanying notes are an integral part of these financial statements.

F-4

CM SEVEN STAR ACQUISITION CORPORATION

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

			Additional	Accumulated	Total
	Ordinary Shares (1)		Paid-in	Earnings	Shareholders’
	Shares	Par Value	Capital	(Deficit)	Equity (Deficit)

Balance as of January 1, 2017	1	$-	$-	$(9,502)	$(9,502)

Cancellation of ordinary shares to director	(1)	-	-	-	-

Issuance of ordinary shares to Initial Shareholders	4,312,500	431	24,569	-	25,000

Issuance of Additional Ordinary Shares to Initial Shareholders on October 25, 2017	862,500	86	5,952	-	6,038

Sale of 18,000,000 Units on October 30, 2017 through public offering	18,000,000	1,800	179,998,200	-	180,000,000

Sale of 475,000 Private Placement Units on October 30, 2017	475,000	48	4,749,952	-	4,750,000

Sale of Over-Allotment units to underwriters on November 3, 2017	2,636,293	264	26,362,666	-	26,362,930

Sale of Private Placement Units on November 3, 2017	52,726	5	527,255	-	527,260

Underwriters’ discount	-	-	(4,127,260)	-	(4,127,260)

Other offering expenses	-	-	(4,152,726)	-	(4,152,726)

Proceed from sale of underwriter’s unit purchase option	-	-	100	-	100

Fair value of underwriter’s unit purchase option	-	-	3,271,400	-	3,271,400

Forfeited insider shares in connection of exercise of over-allotment	(15,927)	(2)	2	-	-

Reclassification of ordinary shares subject to possible conversion	(20,199,048)	(2,020)	(201,988,460)	-	(201,990,480)

Net income	-	-	-	337,250	337,250

Balance as of December 31, 2017	6,124,044	$612	$4,671,650	$327,748	$5,000,010

Reclassification of ordinary shares subject to possible conversion	(225,730)	(22)	(2,257,278)	-	(2,257,300)

Net income	-	-	-	2,257,292	2,257,292

Balance as of December 31, 2018	5,898,314	$590	$2,414,372	$2,585,040	$5,000,002

(1)	This number excludes 20,424,778 and 20,199,048 ordinary shares subject to possible redemption at December 31, 2018 and 2017, respectively.

The accompanying notes are an integral part of these financial statements.

F-5

CM SEVEN STAR ACQUISITION CORPORATION

STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2018	2017
Cash Flows from Operating Activities:
Net income	$2,257,292	$337,250
Adjustments to reconcile net income to net cash used in operating activities:
Realized loss from sale of investment	97,758
Interest earned on investment held in Trust Account	(3,767,379)	(422,918)
Changes in current assets and current liabilities:
Prepaid assets	—	(59,096)
Accounts payable and accrued expense	771,937	15,570
Due to related parties	14,630	4,289
Net cash used in operating activities	(625,762)	(124,905)

Cash Flows from Investing Activities:
Principal deposited in Trust Account		(206,362,930)
Proceeds from sales and redemptions of investment held in Trust Account	626,140,347	179,999,831
Purchase of investment held in Trust Account	(626,140,347)	(179,999,831)
Net cash used in investing activities	—	(206,362,930)

Cash Flows from Financing Activities:
Proceeds from initial public offering, net of underwriters’ fees	—	202,235,670
Proceeds from private placement	—	5,277,260
Proceeds from underwriter’s unit purchase option	—	100
Proceeds from sale of ordinary shares to initial shareholders	—	31,038
Proceeds from Sponsor loan	500,000	500,000
Repayment of Sponsor loan	—	(578,507)
Repayment of advances from related party	—	(84,502)
Payments of deferred offering costs	—	(727,819)
Net cash provided from financing activities	500,000	206,653,240

Net (Decrease) Increase in Cash	(125,762)	165,405
Cash - Beginning	165,405	—
Cash - Ending	$39,643	$165,405

The accompanying notes are an integral part of these financial statements.

F-6

CM SEVEN STAR ACQUISITION CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

Note 1 — Organization and Business Operations

Organization and General

CM Seven Star Acquisition Corporation (the “Company”) is a newly incorporated blank check company incorporated on November 28, 2016, under the laws of the Cayman Islands for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic location.

As of December 31, 2018, the Company had not yet commenced any operations generating revenue. The Company has selected December 31 as its fiscal year end.

Financing

The registration statements for the Company’s initial public offering (“Initial Public Offering”) were declared effective on October 25, 2017. On October 30, 2017, the Company consummated the Initial Public Offering of 18,000,000 units (“Units” or “Public Units” and, with respect to the ordinary shares included in the Public Units being offered, the “Public Shares”), generating gross proceeds of $180,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 475,000 units (the “Private Units”) at a price of $10.00 per Unit in a private placement to the Company’s sponsor (the “Sponsor”), generating gross proceeds of $4,750,000, which is described in Note 4.

Contained in the underwriting agreement for the Public Offering is an overallotment option allowing the underwriters to purchase from the Company up to an additional 2,700,000 Public Units and the sale of an additional 54,000 Private Units at $10.00 per Unit (as described in Note 3 – Initial Public Offering and Note 4 - Private Placement).

On November 3, 2017, the underwriters exercised the option in part and purchased 2,636,293 Public Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $26,362,930. Simultaneously with the sale of the over-allotment Public Units, the Company consummated the private placement of an additional 52,726 Private Units at a price of $10.00 per Unit, generating total additional gross proceeds of $527,260.

Trust Account

Following the closing of the Initial Public Offering on October 30, 2017, an amount of $180,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Public Units in the Initial Public Offering and the Private Units was placed in a trust account (“Trust Account”). Following the closing of underwriters’ exercise of over-allotment option on November 3, 2017, an additional $26,362,930 of net proceeds ($10.00 per Unit) was placed in the Trust Account, bringing the aggregate proceeds held in the Trust Account to $206,362,930, as of November 3, 2017.

The funds in the Trust Account can be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below, except that interest earned on the Trust Account can be released to pay the Company’s income or other tax obligations.

F-7

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (as defined below) (net of taxes payable) at the time of the signing an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

 The Company will provide its shareholders with the opportunity to redeem all or a portion of their shares included in the Public Units sold in the Initial Public Offering (the “Public Shares”) upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially approximately $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations).

The ordinary shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Initial Shareholders (defined in Note 5 - Related Party Transactions) have agreed to vote their initial shares and private shares, as well as any public shares acquired in or after this offering, in favor of any proposed business combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

The Company will have 15 months (to January 2019) from the closing of the Initial Public Offering to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, it will trigger the automatic winding up, dissolution and liquidation pursuant to the terms of the Amended and Restated Memorandum and Articles of Association. However, if the Company anticipates that it may not be able to consummate a Business Combination within 15 months, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination by an additional three months (for a total of up to 18 months to complete a Business Combination). Pursuant to the terms of the Amended and Restated Memorandum and Articles of Association and the trust agreement entered into between the Company and Continental Stock Transfer & Trust Company, LLC, in order to extend the time available for the Company to consummate a Business Combination, the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $2,063,629 ($0.10 per share), on or prior to the date of the applicable deadline. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that the Company is unable to close a Business Combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of the initial Business Combination, or, at the lender’s discretion, converted upon consummation of the Business Combination into additional private units at a price of $10.00 per unit. The Company’s stockholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of a Business Combination. In the event that the Company receives notice from its insiders five days prior to the applicable deadline of their intent to effect an extension, the Company issued a press release announcing such intention at least three days prior to the applicable deadline. In addition, the Company issued a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. The Company’s insiders and their affiliates or designees are not obligated to fund the trust account to extend the time for the Company to complete its initial Business Combination. To the extent that some, but not all, of the Company’s insiders, decide to extend the period of time to consummate its initial Business Combinations, such insiders (or their affiliates or designees) may deposit the entire amount required.

F-8

The amount in the Trust Account (less the aggregate nominal par value of the shares of the Company’s public shareholders) under the Companies Law will be treated as share premium which is distributable under the Companies Law provided that immediately following the date on which the proposed distribution is proposed to be made, the Company is able to pay the debts as they fall due in the ordinary course of business. If the Company is forced to liquidate the Trust Account, the public shareholders would be distributed the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest).

The Initial Shareholders have agreed to (i) vote their insider shares (as well as any Public Shares acquired in or after this offering) in favor of any proposed Business Combination (ii) waive their conversion rights with respect to their initial share (as well as any other shares acquired in or after this offering) in connection with the consummation of a Business Combination, (iii) to waive their rights to liquidating distributions from the Trust Account with respect to their initial shares if the Company fails to consummate a Business Combination within the Combination Period and (iv) not to propose an amendment to the Company’s Amended and Restated Memorandum and Articles of Association that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public shareholders with the opportunity to redeem their shares in conjunction with any such amendment.

Share Exchange Agreement

On November 2, 2018, the Company entered into a share exchange agreement with Renren Inc. (“Renren” or the “Seller”) and Kaixin Auto Group (“Kaixin”) pursuant to which the Company would acquire all of the outstanding equity interests of Kaixin (the “Acquisition”). Kaixin was founded in 2015 by its corporate parent, Renren, to capitalize on growth in China’s used car financing industry. Kaixin operates a unique business model that includes on-line and brick-and-mortar dealerships as well as a network of parties that provide a range of value-added and after-sale services.

100% of the acquisition consideration will be newly issued ordinary shares of the Company and amounts remaining in the Company’s trust account at the closing of the business combination are expected to be used for Kaixin’s capital growth. Upon closing of the acquisition, Kaixin shareholders will receive approximately 28.3 million in ordinary shares as consideration and up to approximately 19.5 million additional ordinary shares based on incentive earnouts (as described in more detail below), issuable in the future upon achievement of certain financial results and/or stock prices, and subject to certain indemnification arrangements. In addition, approximately 4.7 million ordinary shares will be issued at closing or reserved for issuance to Kaixin’s management under its equity incentive plan.

If Kaixin’s revenue equals or exceeds RMB5.0 billion in 2019 (USD 725.7 million), Renren will receive 1.95 million shares. If Kaixin’s 2019 Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) equals RMB150 million (USD 21.8 million), Renren will receive 3.9 million shares, increasing proportionally to 7.8 million shares if 2019 Adjusted EBITDA equals or exceeds RMB200 million (USD 29.0 million). If Kaixin’s 2020 Adjusted EBITDA equals RMB340 million (USD 49.3 million), Renren will receive 4.875 million shares, increasing proportionally to 9.75 million shares if 2020 Adjusted EBITDA equals or exceeds RMB480 million (USD 69.7 million). Notwithstanding the Revenue and Adjusted EBITDA achieved by the post-transaction company for any period, Kaixin shareholders will receive the 2019 earnout shares if the Company’s stock price is higher than $13.00 for any sixty days in any period of ninety consecutive trading days during a fifteen month period following the closing, and will receive the 2019 earnout shares and the 2020 earnout shares if the Company’s stock price is higher than $13.50 for any sixty days in any period of ninety consecutive trading days during a thirty month period following the closing.

F-9

On January 25, 2019, the Company extended the time required for the Company to complete its proposed Business Combination with Kaixin Auto Group (“Kaixin”), for an additional three-months, ending April 30, 2019. The Sponsor or its designees and Kaixin deposited an aggregate amount of $2,063,629, of which Kaixin funded $1,050,000 and the Sponsor funded $1,013,629, representing $0.10 per public share, into the Company’s Trust account on January 25, 2019 pursuant to the terms of the investment management trust agreement entered into by the Company at the time of the Company’s initial public offering and pursuant to the terms of the definitive share exchange agreement previously entered into by the Company and Kaixin.

Conditions to Closing

General Conditions

Consummation of the Share Exchange Agreement and the Acquisition is conditioned on, among other things, (i) the absence of any order, stay, judgment or decree by any government agency making the Acquisition illegal or otherwise preventing the Acquisition; (ii) the Company receiving approval from its shareholders to the Acquisition, and (iii) the Company having in excess of $5 million in tangible assets upon closing of the Acquisition (not including any amounts contributed by the Company or the Seller or by investors or financing introduced or procured by the Company or the Seller).

Kaixin and the Seller’s Conditions to Closing

The obligations of the Seller and Kaixin to consummate the transactions contemplated by the Share Exchange Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

■	The Company complying with all of its obligations under the Share Exchange Agreement;

■	the representations and warranties of the Company being true on and as of the closing date of the Acquisition;

■	Kaixin receiving a legal opinion from the Company’s counsel in the Cayman Islands; and

■	there having been no material adverse effect to Kaixin’s business.

The Company’s Conditions to Closing

The obligations of The Company to consummate the transactions contemplated by the Share Exchange Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

■	Kaixin complying with all of its obligations under the Share Exchange Agreement;

●	the representations and warranties of Kaixin being true on and as of the closing date of the acquisition and Kaixin complying with all required covenants in the Share Exchange Agreement;

●	there having been no material adverse effect to The Company’s business;

●	the Company receiving a legal opinion from Kaixin’s counsel in the PRC and Cayman Islands;

●	the forfeiture by the Seller of all loans listed on the relevant disclosure schedule made to Kaixin or its subsidiaries; and

●	Kaixin selling one of its subsidiaries to an affiliate of the Seller.

F-10

Accounting for the Acquisition

The Business Combination will be accounted for as a “reverse merger” in accordance with U.S. GAAP. Under this method of accounting the Company will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, Kaixin securityholders are expected to have a majority of the voting power of the combined company, Kaixin comprising all of the ongoing operations of the combined entity, Kaixin comprising a majority of the governing body of the combined company, and Kaixin’s senior management comprising all of the senior management of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Kaixin issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at fair value which approximates historical costs as the Company has only cash and short-term liabilities. No goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Kaixin.

Liquidation

However, the holders of the initial shares will not participate in any liquidation distribution with respect to such securities. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the $10.00 per Unit in the Initial Public Offering. In order to protect the amounts held in the Trust Account, an affiliate of the Sponsor will contractually agree, pursuant to a written agreement to the Company, that if the Company liquidates the Trust Account prior to the consummation of a business combination, it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the affiliate of the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the affiliate of the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

The Company will pay the costs of liquidating the Trust Account from the remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has contractually agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $18,500) and has contractually agreed not to seek repayment for such expenses.

Liquidity

As of December 31, 2018, the Company had cash outside the Trust Account of $39,643 available for working capital needs. All remaining cash was held in the Trust Account and is generally unavailable for use, prior to an initial Business Combination, and is restricted for use either in a Business Combination or to redeem ordinary shares. As of December 31, 2018, none of the amount on deposit in the Trust Account was available to be withdrawn as described above.

Through the date of this report, the Company’s liquidity needs were satisfied through receipt of $31,038 from the sale of the insider shares, advances from the Company’s Sponsor and an affiliate of the Sponsor in an aggregate amount of $663,009 which were repaid upon the IPO, and the remaining net proceeds from the IPO and Private Placement (as described in Note 3 and Note 4). On May 23, 2018 and January 24, 2019, the Sponsor loaned to the Company an additional $500,000 (see Note 5) and $1,100,000 (see Note 9), respectively, pursuant to the non-convertible non-interest bearing promissory notes, which will be repaid promptly after the date on which the Company consummates a Business Combination. In the event that the Company is unable to consummate a Business Combination, the balance of such note will be forgiven and the Sponsor will not be entitled to any payment.

Until consummation of its Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the Business Combination.

F-11

On November 2, 2018, the Company entered into a Share Exchange Agreement with Kaixin Auto Group. The initial Business Combination is expected to close during the first quarter of 2019. The Company has engaged several professional firms for services regarding the transaction, resulting in a significant increase in the Company’s expenditures for merger and acquisition related activities. If the Company is not able to consummate a Business Combination before April 30, 2019, the Company will commence an automatic winding up, dissolution and liquidation unless it seeks and receives the consent of its’ shareholders to otherwise extend the life of the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC. In the opinion of management, all adjustments (consisting of normal recurring adjustments) have been made that are necessary to present fairly the financial position, and the results of its operations and its cash flows.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Initial Public Offering. Accordingly, offering costs totaling approximately $8,280,000 have been charged to stockholders’ equity (consisting of $4,127,260 in underwriters’ fees, plus $881,326 of other cash expenses, and a non-cash charge of $3,271,400 to record the fair value of the UPO (as described in Note 7 Commitments & Contingencies)).

F-12

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2018 and December 31, 2017.

Investment Held in Trust Account

Investment consists of cash in United States Money Market and United States Treasury securities. The Company classifies its United States Treasury securities as held-to-maturity in accordance with FASB ASC Topic 320 “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost and adjusted for the amortization or accretion of premiums or discounts.

A decline in the market value of held-to-maturity securities below cost that is deemed to be other than temporary, results in an impairment that reduces the carrying costs to such securities’ fair value. The impairment is charged to earnings and a new cost basis for the security is established. To determine whether an impairment is other than temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and the duration of the impairment, changes in value subsequent to year-end, forecasted performance of the investee, and the general market condition in the geographic area or industry the investee operates in.

Premiums and discounts are amortized or accreted over the life of the related held-to-maturity security as an adjustment to yield using the effective-interest method. Such amortization and accretion is included in the “interest income” line item in the statements of operations. Interest income is recognized when earned.

Fair Value Measurements

FASB ASC Topic 820 “Fair Value Measurements and Disclosures” defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date. In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value. FASB ASC Topic 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability. These inputs are further defined as observable and unobservable inputs. Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 —	Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

F-13

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value of the Company’s certain assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the condensed balance sheet. The fair values of cash, prepaid assets, accounts payable and accrued expenses, due to related parties and due to Sponsor are estimated to approximate the carrying values as of December 31, 2018 due to the short maturities of such instruments.

The following table presents information about the Company’s assets and liabilities that were measured at fair value on a recurring basis as of December 31, 2018 and 2017 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

	December 31,	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Other Unobservable Inputs
Description	2018	(Level 1)	(Level 2)	(Level 3)
Assets:
U.S. Money Market held in Trust Account	$3,600	$3,600	$—	$—
U.S. Treasury Securities held in Trust Account	210,451,869	—	210,451,869	—
	$210,455,469	$3,600	$210,451,869	$—

	December 31,	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Other Unobservable Inputs
Description	2017	(Level 1)	(Level 2)	(Level 3)
Assets:
U.S. Money Market held in Trust Account	$8,940	$8,940	$—	$—
U.S. Treasury Securities held in Trust Account	206,776,908	—	206,776,908	—
	$206,785,848	$8,940	$206,776,908	$—

 Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2018 and December 31, 2017, ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheets.

Warrants and Rights

Since the Company is not required to net cash settle the Warrants and Rights and the Warrants and Rights are exercisable upon the consummation of an initial Business Combination, the management determined that the Warrants and Rights will be classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with ASC 815-40. The proceeds from the sale will be allocated to Public Shares, Warrants, and Rights based on the relative fair value of the securities in accordance with 470-20-30. The value of the Public Shares, Warrants, and Rights will be based on the closing price paid by investors.

F-14

Net Income per Ordinary Share

The Company complies with accounting and disclosure requirements ASC Topic 260, “Earnings Per Share.” Net income per ordinary share is computed by dividing net income by the weighted average number of ordinary shares issued and outstanding for the period. At December 31, 2018 and 2017, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the income of the Company. As a result, diluted income per ordinary share is the same as basic income per ordinary share for the periods presented.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company has identified the Cayman Islands as its only “major” tax jurisdiction, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on November 28, 2016, the evaluation was performed through the 2018 tax year. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering on October 30, 2017, the Company sold 18,000,000 Units at a purchase price of $10.00 per Unit. On November 3, 2017, in connection with the underwriters’ exercise of their over-allotment option, the Company consummated the sale of an additional 2,636,293 Public Units at $10.00 per Unit. Each Unit consists of one ordinary share, one-half of one redeemable warrant (“Public Warrant”), and one right (“Public Right”). Each whole redeemable warrant entitles the holder to purchase one ordinary share at an exercise price of $11.50 (see Note 8). No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. Every 10 Public Rights will convert automatically into one share of ordinary shares upon consummation of a Business Combination (see Note 8). On November 3, 2017, the underwriters canceled the remainder of the over-allotment option.

F-15

Note 4 - Private Placements

Simultaneously with the Initial Public Offering, the Company’s Sponsor purchased an aggregate of 475,000 Private Units at $10.00 per Unit (for a total purchase price of $4,750,000). On November 3, 2017, in connection with the underwriters’ partial exercise of their over-allotment option, the Company consummated the sale of an additional 52,726 Private Units at $10.00 per Unit (for a total purchase price of $527,260). The proceeds from the Private Units were added to the proceeds from the Initial Public Offering held in the Trust Account.

The Private Units are identical to the units sold in the Initial Public Offering except the Private Units will be non-redeemable. The purchasers of the Private Units have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to the same permitted transferees as the insider shares) until the completion of the Business Combination.

If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).

Note 5 – Related Party Transactions

Insider Shares

On July 11, 2017, the Company issued 4,312,500 shares (“Insider Shares”) of ordinary shares to the shareholders (“Initial Shareholders”) for an aggregate amount of $25,000. On October 25, 2017, an additional 862,500 shares of the Company were issued to the Initial Shareholders for an aggregate amount of $6,038. The 5,175,000 Insider Shares include an aggregate of up to 675,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the Initial Shareholders will own 20% of the Company’s issued and outstanding shares after the Initial Public Offering. On November 3, 2017, 15,927 Insider Shares were forfeited to the extent that the underwriters’ over-allotment is exercised in part. The Initial Shareholders maintained 20% of the Company’s issued and outstanding shares after the Initial Public Offering and the exercise of the over-allotment.

The Initial Shareholders have agreed not to transfer, assign or sell any of the Insider Shares (except to certain permitted transferees) until (1) with respect to 50% of the Insider Shares, the earlier of one year after the date of the consummation of the Business Combination and the date on which the closing price of the common shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Business Combination and (2) with respect to the remaining 50% of the Insider Shares, one year after the date of the consummation of the Business Combination, or earlier, in either case, if, subsequent to the Business Combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their common shares for cash, securities or other property.

Related Party Advances

On July 4, 2017, the Sponsor loaned the Company $300,000 for costs associated with the Initial Public Offering. On September 1, 2017, the Sponsor loaned the Company another $200,000. On October 24, 2017 and October 26, 2017, the Sponsor advanced the Company an additional $71,000 and $7,507, respectively, for costs associated with the Initial Public Offering. The loans are non-interest bearing, unsecured and due on demand. The Company repaid the Sponsor $500,000 and $78,507 from the proceeds of the Initial Public Offering not being placed in the Trust Account on October 31, 2017 and November 8, 2017, respectively.

On May 23, 2018, the Sponsor loaned to the Company an additional $500,000 pursuant to a non-convertible non-interest bearing promissory note, which will be repaid promptly after the date on which the Company consummates a Business Combination. In the event that the Company is unable to consummate a Business Combination, the balance of such note will be forgiven and the Sponsor will not be entitled to any payment thereunder.

F-16

As of December 31, 2018 and 2017, amount due to related parties were $18,918 and $4,289, respectively. The amounts were unpaid reimbursements for the operating expenses paid by the officers on behalf of the Company.

Related Party Loans

In order to meet the working capital needs following the IPO, the initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (“Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes could either be paid upon consummation of the initial Business Combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of the Business Combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 55,000 ordinary shares (which includes 5,000 shares issuable upon conversion of rights) and warrants to purchase 25,000 ordinary shares if $500,000 of notes were so converted). The Company’s shareholders have approved any issuance of the units and underlying securities upon conversion of such notes, to the extent an optional conversion is included and the holder wishes to so convert them at the time of the consummation of the initial Business Combination. If the Company does not complete a Business Combination, the loans will not be repaid. There was no outstanding balance under Working Capital Loans from related party as of December 31, 2018 and 2017.

Note 6 — Investment Held in Trust Account

As of December 31, 2018, investment in the Company’s Trust Account consisted of $3,600 in cash and $210,451,869 in U.S. Treasury Securities. As of December 31, 2017, investment in the Company’s Trust Account consisted of $8,940 in United States Money Market and $206,776,908 in U.S. Treasury Securities. The Company classifies its United States Treasury Bills and equivalent securities as held-to-maturity in accordance with FASB ASC 320 “Investments — Debt and Equity Securities”. Held-to-maturity treasury securities are recorded at amortized cost and adjusted for the amortization or accretion of premiums or discounts. The Company considers all investments with original maturities of more than three months but less than one year to be short-term investments. The carrying value approximates the fair value due to the short term maturity. As of December 31, 2018 and 2017, cash and investments held in trust account are $210,455,469 and $206,785,848, respectively. The carrying value, excluding gross unrealized holding gain (loss) and fair value of held to maturity securities on December 31, 2018 and 2017 are as follows:

	Carrying Value as of December 31, 2018	Gross Unrealized Holding Gain	Fair Value as of December 31, 2018
Cash	$3,600	$—	$3,600
U.S. Treasury Securities	210,451,869	15,175	210,467,044
	$210,455,469	$15,175	$210,470,644

	Carrying Value as of December 31, 2017	Gross Unrealized Holding Loss	Fair Value as of December 31, 2017
U.S. Money Market	$8,940	$—	$8,940
U.S. Treasury Securities	206,776,908	(70,639)	206,706,269
	$206,785,848	$(70,639)	$206,715,209

In February 2018, the Company sold the U.S. Treasury Securities in a net carrying value of $207,176,264 for a total cash of $207,078,506. The Company recorded a realized loss from sale of investment in the amount of $97,758 accordingly. In August 2018, the Company redeemed the expired treasury bills for total cash proceeds of $208,816,500 and re-invested in U.S. Treasury Bills. In December 2018, the Company redeemed the expired treasury bills for total cash proceeds of $210,224,000 and re-invested in U.S. Treasury Bills.

F-17

Note 7 – Commitments & Contingencies

Registration Rights

Pursuant to a registration rights agreement entered into on October 25, 2017, the holders of the Insider Shares, Private Units (and their underlying securities), and any Units that may be issued upon conversion of the Working Capital Loans (and their underlying securities) are entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The Company granted the underwriters a 45-day option to purchase up to 2,700,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions.

On October 25, 2017, the underwriters were paid a cash underwriting discount of two percent (2.0%) of the gross proceeds of the Initial Public Offering, or $3,600,000. On November 3, 2017, the underwriters exercised its over-allotment option to the extent of additional 2,636,293 Public Units of the Company. Therefore, an additional underwriting discount of $527,260 was paid to the underwriters accordingly.

Business Combination Marketing Agreement

The Company has engaged EarlyBirdCapital, Inc. (“EBC”) as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss a potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing securities, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with an Business Combination. The Company will pay EBC a cash fee equal to 3.5% of the gross proceeds raised in the offering for such services upon the consummation of the Business Combination (exclusive of any applicable finders’ fees which might become payable), provided that up to 1.0% of the gross proceeds raised in the offering payable to EBC may be allocated at the Company’s sole discretion to one or more advisors that assist in identifying and consummating an Business Combination. The Company will also reimburse EBC for up to $20,000 of its reasonable costs and expenses incurred by it (including reasonable fees and disbursements of counsel) in connection with the performance of its services.

Unit Purchase Option

On October 30, 2017, the Company sold the underwriter (and/or its designees), for $100, an option to purchase up to 900,000 Units exercisable at $10.00 per Unit (or an aggregate exercise price of $9,000,000) commencing on the later of the first anniversary of the effective date of the registration statement related to the Initial Public Offering and the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires five years from the effective date of the registration statement related to the Initial Public Offering. The Units issuable upon exercise of this option are identical to those offered in the Initial Public Offering.

F-18

The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to shareholders’ equity. The Company estimated the fair value of this unit purchase option to be approximately $3,271,400 (or $3.64 per Unit) using the Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 38%, (2) risk-free interest rate of 2.03% and (3) expected life of five years. The option and such units purchased pursuant to the option, as well as the common stock underlying such units, the rights included in such units, the common stock that is issuable for the rights included in such units, the warrants included in such units, and the shares underlying such warrants, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of Initial Public Offering except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

Note 8 — Shareholders’ Equity

Preferred Shares - The Company is authorized to issue a total of 2,000,000 preferred shares of a par value of $0.0001 each. At December 31, 2018 and 2017, there were no shares of preferred shares issued or outstanding.

Ordinary Shares - The Company is authorized to issue a total of 200,000,000 ordinary shares of a par value of $0.0001 each. As of December 31, 2018, the Company has issued an aggregate of 5,898,314 ordinary shares, excluding 20,424,778 shares of ordinary shares subject to possible redemption. As of December 31, 2017, the Company has issued an aggregate of 6,124,044 ordinary shares, excluding 20,199,048 shares of ordinary shares subject to possible redemption.

Warrants - Each whole Public Warrant is exercisable for one Ordinary Share at a price of $11.50 per full share. Because the warrants may only be exercised for whole numbers of shares, only a whole number of warrants may be exercised at any given time. The warrants will become exercisable on the later of the completion of a Business Combination and 12 months from October 25, 2017. If a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective within 90 days following the consummation of the Business Combination, public warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise.

The warrants issued in the Private Units (“Private Warrants”) are identical to the Public Warrants sold in this offering except the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

The Company may redeem the outstanding warrants (excluding the Private Warrants), in whole and not in part, at a price of $0.01 per warrant:

●	at any time while the warrants are exercisable,

●	upon a minimum of 30 days’ prior written notice of redemption,

●	if, and only if, the last sales price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption, and

F-19

●	if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the warrants for redemption as described above, the management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.”

Rights - Except in cases where the Company is not the surviving company in a Business Combination, each holder of a right will automatically receive one-tenth (1/10) of an ordinary share upon consummation of the initial Business Combination, even if the holder of a Public Right converted all ordinary shares held by him, her or it in connection with the initial Business Combination or an amendment to the Company’s certificate of incorporation with respect to its pre-business combination activities. In the event that the Company will not be the surviving company upon completion of the initial Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of a share underlying each right upon consummation of the Business Combination. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of an initial Business Combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of ordinary shares will receive in the transaction on an as-converted into ordinary shares basis.

The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Cayman Islands law. As a result, the holders of the rights must hold rights in multiples of 10 in order to receive shares for all of the holders’ rights upon closing of a Business Combination. If the Company is unable to complete an initial Business Combination within the required time period and the Company liquidates the funds held in the trust account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the trust account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial business combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Note 9 – Subsequent Events

On January 24, 2019, the Sponsor loaned to the Company an additional $1,100,000 pursuant to a non-convertible non-interest bearing promissory note, which will be repaid promptly after the date on which the Company consummates a Business Combination. Thereafter, the total of all Sponsor loans to the Company was $1,600,000. In the event that the Company is unable to consummate a Business Combination, the balance of such note will be forgiven and the Sponsor will not be entitled to any payment.

On January 25, 2019, the Company issued two promissory notes in the aggregate principal amount of $2,063,629 to its Sponsor and Kaixin. The promissory note issued to the Sponsor was $1,013,629 and the promissory note issued to Kaixin was $1,050,000. The $2,063,629 received by the Company upon issuance of the notes was deposited into the Company’s Trust Account for the benefit of its public stockholders in order to extend the period of time the Company has to complete a business combination for an additional three months, from January 30, 2019 to April 30, 2019. The Sponsor and Kaixin have the right to convert the notes in whole or in part into Private Units of the Company, by providing written notice of this intention to convert these notes at least one business day prior to the closing of a Business Combination. The notes do not bear interest and are payable promptly after the date the Company completes a business combination.

On January 28, 2019, the Company entered into a convertible loan agreement with Kaixin and Kunlun Tech Limited (“Kunlun”), pursuant to which Kunlun agreed to fund, subject to customary closing conditions, a $23 million convertible loan to Kaixin (the “Loan”), with interest payable at the rate stipulated by the People’s Bank of China. The first tranche of the Loan, in the amount of $20 million, was funded to Kaixin on January 28, 2019, and the remaining $3 million is to be funded on or before January 31, 2020.

F-20

Upon completion of the Proposed Business Combination with Kaixin, all amounts outstanding under the Loan will automatically be converted into the Company units (each unit having the same underlying securities as were issued in Initial Public Offering) at a conversion price of $10.00 per unit. The amount payable under the second tranche of the Loan will, if funded after the completion of the Proposed Business Combination, automatically convert into the Company units at a conversion price of $10.00 per unit. In the event that the business combination does not close, Kaixin will be responsible for repaying the Note.

On January 29, 2019, the Company entered into a subscription agreement (the “Subscription Agreement”) with one accredited investor to sell 750,000 of its units (each unit having the same underlying securities as were issued in the Initial Public Offering) at a price of $10.00 per unit. The closing would take place on the closing date of the business combination. The closing is subject to customary conditions, including that the business combination must close prior to or concurrently with the closing of the sale of the units. The investor received certain demand and piggyback registration rights pursuant to the terms of the Subscription Agreement. Closing of each concurrent subscription (as defined in Section 5.5 of the Subscription Agreement) shall have taken place prior to or concurrently with the closing resulting in the Company having received gross proceeds of no less than $25,000,000 (including the subscription price) on or before closing date.

F-21

KAIXIN AUTO GROUP

FINANCIAL STATEMENTS

F-1

KAIXIN AUTO GROUP

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF KAIXIN AUTO GROUP

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Kaixin Auto Group, its subsidiaries, its variable interest entities and the subsidiaries of its variable interest entities (collectively, the “Company”) as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive loss, changes in (deficit) equity, and cash flows for each of the three years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of a Matter

As discussed in Note 1 to the financial statements, the accompanying financial statements were prepared to present the assets and liabilities and related results of operations and cash flows of Kaixin Auto Group, its subsidiaries, its variable interest entities and the subsidiaries of its variable interest entities. These financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations and cash flows if Kaixin Auto Group, its subsidiaries, its variable interest entities and the subsidiaries of its variable interest entities had operated as a stand-alone group during the periods presented.

/s/ Deloitte Touche Tohmatsu Certified Public Accountants LLP

Beijing, the People’s Republic of China

November 21, 2018

We have served as the Company’s auditor since 2018.

F-2

KAIXIN AUTO GROUP

CONSOLIDATED BALANCE SHEETS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	As of December 31,
	2016	2017
ASSETS
Current assets:
Cash and cash equivalents	$34,697	$17,194
Restricted cash	288	47,253
Accounts receivable	2	1,347
Financing receivable (net of allowances of $3,357 and $3,692 as of December 31, 2016 and 2017, respectively; including $73,549 and $78,485 from the Plans(i) as of December 31, 2016 and 2017, respectively)	292,006	125,353
Prepaid expenses and other current assets	8,750	30,686
Inventory	—	95,012
Amounts due from related parties	3,130	1,458
Assets of discontinued operations	10,470	—
Total current assets	349,343	318,303
Long-term financing receivable	54	8
Goodwill	—	91,644
Property and equipment, net	109	140
TOTAL ASSETS	$349,506	$410,095
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable (including accounts payable of the consolidated VIEs without recourse to Kaixin Auto Group of $5 and $14,183 as of December 31, 2016 and 2017, respectively)	$11	$14,183
Short-term debt (including short-term debt of the consolidated VIEs without recourse to Kaixin Auto Group of $7,202 and $12,296 as of December 31, 2016 and 2017, respectively)	7,202	61,479
Accrued expenses and other current liabilities (including accrued expenses and other current liabilities of the consolidated VIEs without recourse to Kaixin Auto Group of $2,881 and $8,344 as of December 31, 2016 and 2017, respectively; including accrued expenses and other current liabilities of the Plans without recourse to Kaixin Auto Group of $4 and $4 as of December 31, 2016 and 2017, respectively)	6,584	11,226
Payable to investors (including payable to investors of the consolidated VIEs without recourse to Kaixin Auto Group of $3,844 and $1,425 as of December 31, 2016 and 2017, respectively; including payable to investors of the Plans without recourse to Kaixin Auto Group of $141 and $64,087 as of December 31, 2016 and 2017, respectively)	172,509	136,961
Amounts due to related parties (including amount due to related parties of the consolidated VIEs without recourse to Kaixin Auto Group of $144 and $13,088 as of December 31, 2016 and 2017, respectively)	108,659	76,578
Advance from customers (including advance from customers of the consolidated VIEs without recourse to Kaixin Auto Group of $nil and $6,620 as of December 31, 2016 and 2017, respectively)	—	6,620
Contingent consideration (including contingent consideration of the consolidated VIEs without recourse to Kaixin Auto Group of $nil and $5,944 as of December 31, 2016 and 2017, respectively)	—	5,944
Income tax payable (including income tax payable of the consolidated VIEs without recourse to Kaixin Auto Group of $5,378 and $6,842 as of December 31, 2016 and 2017, respectively)	5,686	7,158
Liabilities of discontinued operations (including liabilities of discontinued operations of the consolidated VIEs without recourse to Kaixin Auto Group of $10,586 and $nil as of December 31, 2016 and 2017, respectively)	10,586	—
Total current liabilities	311,237	320,149
Long-term liabilities:
Long-term debt (including long-term debt of the consolidated VIEs without recourse to Kaixin Auto Group $nil and $nil as of December 31, 2016 and 2017, respectively)	—	27,665
Long-term contingent consideration (including long-term contingent consideration of the consolidated VIEs without recourse to Kaixin Auto Group $nil and $60,850 as of December 31, 2016 and 2017, respectively)	—	60,850
Long-term payable to investors (including long-term payable to investors of the Plans without recourse to Kaixin Auto Group of $59,916 and $nil as of December 31, 2016 and 2017, respectively)	59,916	—
Total non-current liabilities	59,916	88,515
TOTAL LIABILITIES	$371,153	$408,664
Commitments (Note 19)
(Deficit) Equity
Ordinary shares, 800,000,000 shares authorized at par value of $0.0001 each, 160,000,000 and 160,000,000 shares issued and outstanding as of December 31, 2016 and 2017, respectively	$16	$16
Additional paid-in capital	5,208	18,654
Accumulated deficit	(28,239)	(56,858)
Subscription receivable	(16)	(16)
Statutory reserves	4,004	4,004
Accumulated other comprehensive (loss) income	(2,620)	978
Total Kaixin Auto Group shareholders’ deficit	(21,647)	(33,222)
Noncontrolling interest	—	34,653
Total (deficit) equity	(21,647)	1,431
TOTAL LIABILITIES AND (DEFICIT)EQUITY	$349,506	$410,095

(i)	The Company’s consolidated Shanghai Renren Finance Leasing Asset-Backed Special Plans (the “Plans”), see Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

F-3

KAIXIN AUTO GROUP

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	Years ended December 31,
	2015	2016	2017
Net revenues:
Automobile sales	$—	$—	$121,084
Financing income	4,798	20,778	26,426
Others	—	68	2,340
Total net revenues	4,798	20,846	149,850
Cost of revenues:
Automobile sales	—	—	116,385
Cost of financing income	1,159	10,874	15,259
Provision for financing receivable	437	3,165	12,717
Others	3	32	32
Total cost of revenues	1,599	14,071	144,393
Gross profit	3,199	6,775	5,457
Operating expenses:
Selling and marketing	1,397	7,999	10,874
Research and development	443	2,374	3,982
General and administrative	1,796	10,367	15,225
Total operating expenses	3,636	20,740	30,081
Loss from operations	(437)	(13,965)	(24,624)
Other expenses	—	(339)	(2,214)
Interest income	77	64	902
Interest expenses	—	(58)	(3,068)
Loss before provision of income tax and noncontrolling interest, net of tax	(360)	(14,298)	(29,004)
Income tax expenses	(1,859)	(1,690)	(1,158)
Loss from continuing operations	$(2,219)	$(15,988)	$(30,162)
Discontinued operations:
(Loss) income from discontinued operations, net of taxes of $nil, $nil and $nil for the years ended December 31, 2015, 2016 and 2017	(5,152)	(8,066)	1,467
Net loss	(7,371)	(24,054)	(28,695)
Net loss attributable to the noncontrolling interest	—	—	(76)
Net loss from continuing operations attributable to Kaixin Auto Group	(2,219)	(15,988)	(30,086)
Net (loss) income from discontinued operations attributable to Kaixin Auto Group	(5,152)	(8,066)	1,467
Net loss attributable to Kaixin Auto Group	$(7,371)	$(24,054)	$(28,619)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

KAIXIN AUTO GROUP

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	Years ended December 31,
	2015	2016	2017
Net loss	$(7,371)	$(24,054)	$(28,695)
Other comprehensive (loss) income, net of tax:
Foreign currency translation	(2,860)	(931)	3,598
Other comprehensive (loss) income	(2,860)	(931)	3,598
Comprehensive loss	(10,231)	(24,985)	(25,097)
Less: Comprehensive loss attributable to noncontrolling interest	—	—	(76)
Comprehensive loss attributable to Kaixin Auto Group	$(10,231)	$(24,985)	$(25,021)

The accompanying notes are an integral part of these consolidated financial statements.

F-5

KAIXIN AUTO GROUP

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (DEFICIT)

(In thousands of US dollars, except share and per share data, or otherwise noted)

	Ordinary shares		Subscription	Additional paid-in	Accumulated Earnings	Statutory	Accumulated other comprehensive (loss)	Total Kaixin Auto Group’s equity	Non- controlling	Total equity
	Shares	Amount	receivable	capital	(deficit)	Reserves	income	(deficit)	interest	(deficit)
Balance at January 1, 2015	160,000,000	$16	$(16)	$—	$59,241	$4,004	$1,171	$64,416	$—	$64,416
Other comprehensive loss	—	—	—	—	—	—	(2,860)	(2,860)	—	(2,860)
Contribution from Renren Inc.	—	—	—	985	—	—	—	985	—	985
Deemed distribution to Parent associated with tax liability	—	—	—	(112)	—	—	—	(112)	—	(112)
Net loss	—	—	—	—	(7,371)	—	—	(7,371)	—	(7,371)
Balance at December 31, 2015	160,000,000	$16	$(16)	$873	$51,870	$4,004	$(1,689)	$55,058	$—	$55,058
Distribution to Renren Inc.(i)	—	—	—	—	(56,055)	—	—	(56,055)	—	(56,055)
Other comprehensive loss	—	—	—	—	—	—	(931)	(931)	—	(931)
Contribution from Renren Inc.	—	—	—	4,504	—	—	—	4,504	—	4,504
Deemed distribution to Parent associated with tax liability	—	—	—	(169)	—	—	—	(169)	—	(169)
Net loss	—	—	—	—	(24,054)	—	—	(24,054)	—	(24,054)
Balance at December 31, 2016	160,000,000	$16	$(16)	$5,208	$(28,239)	$4,004	$(2,620)	$(21,647)	$—	$(21,647)
Other comprehensive income	—	—	—	—	—	—	2,818	2,818	780	3,598
Noncontrolling interest arising from acquisitions	—	—	—	1,201	—	—	780	1,981	27,683	29,664
Capital contribution from non-controlling interest shareholders	—	—	—	8,355	—	—	—	8,355	6,266	14,621
Contribution from Renren Inc.	—	—	—	4,615	—	—	—	4,615	—	4,615
Deemed distribution to Parent associated with tax liability	—	—	—	(725)	—	—	—	(725)	—	(725)
Net loss	—	—	—	—	(28,619)	—	—	(28,619)	(76)	(28,695)
Balance at December 31, 2017	160,000,000	$16	$(16)	$18,654	$(56,858)	$4,004	$978	$(33,222)	$34,653	$1,431

(i)	Amount represents distribution from the Company to Renren Inc. Refer to Note 17 for details.

The accompanying notes are integral part of these consolidated financial statements.

F-6

KAIXIN AUTO GROUP

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of US dollars, or otherwise noted)

	Years ended December 31,
	2015	2016	2017
Cash flows from operating activities:
Net loss	$(7,371)	$(24,054)	$(28,695)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	9	51	42
Share-based compensation	476	3,707	4,502
Provision for financing receivable losses	3,582	12,436	12,745
Fair value change of contingent consideration	—	—	2,601
Gain on disposal of equipment	(1)	—	—
Changes in operating assets and liabilities:
Accounts receivable	(10)	(104)	(1,114)
Financing receivable	(635)	10	(321)
Inventory	—	—	(67,166)
Prepaid expenses and other current assets	(3,134)	(6,626)	(20,048)
Accounts payable	(27)	10	13,592
Amounts due from/to related parties	(134)	3,016	2,027
Accrued expenses and other current liabilities	4,503	1,868	4,122
Payable to investors	870	(531)	(4,048)
Advance from customers	—	—	6,375
Income tax payable	2,004	1,680	1,702
Net cash provided by (used in) operating activities	132	(8,537)	(73,684)
Cash flows from investing activities:
Proceeds from principal repayments of financing receivable	106,978	626,775	925,709
Payments to provide financing receivable	(274,727)	(799,174)	(748,486)
Proceeds from disposal of equipment	1	—	—
Purchases of property and equipment	(43)	(106)	(21)
Loan to related parties	—	(883)	(9,337)
Proceeds from repayment of related party loans	—	746	8,871
Loans to a third party	—	—	(2,220)
Cash disposed of from deconsolidation of subsidiaries	—	—	(17)
Acquisition of business, net of cash acquired	—	—	(12,088)
Net cash (used in) provided by investing activities	(167,791)	(172,642)	162,411
Cash flows from financing activities:
Proceeds from investors	174,543	844,712	1,568,938
Payment to investors	(125,001)	(637,931)	(1,680,932)
Repayment of borrowings	—	—	(14,060)
Proceeds from borrowings	—	7,530	92,498
Repayment of advances from related parties	(50,672)	(186,206)	(75,223)
Proceeds of advances from related parties	176,111	177,758	35,577
Capital injection by noncontrolling shareholders	—	—	13,468
Net cash provided by (used in) financing activities	174,981	205,863	(59,734)
Net increase in cash and cash equivalents	7,322	24,684	28,993
Cash and cash equivalents and restricted cash at beginning of year	459	8,011	34,985
Effect of exchange rate changes	230	2,290	469
Cash and cash equivalents and restricted cash at end of year	$8,011	$34,985	$64,447
Supplemental schedule of cash flows information:
Interest paid	$1,550	$6,833	$7,741
Income taxes paid	$—	$109	$177
Schedule of non-cash activities:
Contingent consideration	—	—	62,493
Acquisition consideration payable	—	—	9,439
Acquisition of business settled by forgiveness of financing receivable	—	—	21,201
Reconciliation to amounts on consolidated balance sheets:
Cash and cash equivalents	$8,011	$34,697	$17,194
Restricted cash	—	288	47,253
Total cash, cash equivalents, and restricted cash	$8,011	$34,985	$64,447

The accompanying notes are an integral part of these consolidated financial statements.

F-7

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Kaixin Auto Group (“Kaixin Auto”), formerly known as Renren Jinkong and Renren Auto, was founded in 2011 and was incorporated in the Cayman Islands. Prior to the reorganization further discussed below, Kaixin Auto’s operations were insignificant. Renren Inc. (the “Parent” or “Renren”) is the Company’s parent company. Renren is primarily engaged in the operations of a social networking internet platform through which it provides online advertising services and internet value-added services, the operations of financial services platforms to provide internet finance services mostly to used car dealerships as well as a used car trading business. The Company, its consolidated subsidiaries, variable interest entities (“VIEs”) and VIEs’ subsidiaries (collectively referred to as the “Company”) is primarily engaged in the operation of used car sales business and financing services provided to used car dealerships.

Reorganization

In connection with a contemplated offering of the Company, following steps were undertaken (the “Reorganization”):

Establishment of Shanghai Jieying. In February 2017, Shanghai Jieying Automobile Sales Co., Ltd. (“Shanghai Jieying”) was established in the People Republic of China (“PRC”). Renren designated Mr. Thomas Jintao Ren and Ms. Rita Rui Yi, two PRC citizens and part of Renren’s management, as the shareholders of Shanghai Jieying on behalf of Renren (referred to as “Shanghai Jieying Nominee Shareholders”). Immediately after the establishment of Shanghai Jieying, Shanghai Jieying and Shanhai Jieying Nominee Shareholders entered into a series of contractual arrangements with Beijing Jiexun Shiji Technology Development Co. Ltd. (“Jiexun Shiji”) which enable Jiexun Shiji to be the primary beneficiary of Shanghai Jieying. Shanghai Jieying and its acquired subsidiaries mainly provide used car sales business.

Transfer of Equity Interests of Renren Finance Inc. (“Renren Finance”) and its subsidiary. In April 2017, the equity interest of Renren Finance and its subsidiary, formerly a consolidated variable interest entity’s subsidiary of Renren, were transferred to the Company for no consideration. Renren Finance’s operations mainly included providing internet financing to used car dealerships.

Disposal of Equity Interests of Renren Winday Company Limited. In April 2017, Renren Winday Company Limited, a subsidiary of the Company established in July 2016 with minimal operations was transferred to Renren for a consideration of $1.3 (HK$10,000).

Transfer of Equity Interests and reorganization of Shanghai Changda. In May 2017, Shanghai Changda, formerly consolidated variable interest entity’s subsidiary of Renren was transferred to Mr. James Jian Liu and Mrs. Jing Yang (referred to the “Shanghai Changda Nominee Shareholders”). Mr. James Jian Liu and Mrs. Jing Yang are two PRC citizens and part of Renren’s management. In June 2017, Shanghai Changda and its Shanghai Changda Nominee Shareholders entered into a series of contractual arrangements with Jiexun Shiji, which enable Jiexun Shiji to be the primary beneficiary of Shanghai Changda. Historically, Shanghai Changda was engaged in providing internet-financing services, which mainly included financing to used car dealerships, credit financing to college students, peer-to-peer lending services, wealth management services as well as apartment rental financing. Apartment rental financing services were terminated in January 2016 and were insignificant. Credit financing to college students services, known as Renren Fenqi, was terminated in May 2016 and was further transferred back to Renren in December 2017 (see below). Wealth management platform services were terminated in August 2017 and was further transferred back to Renren in November 2017 (see below). As a result, during the year ended December 31, 2017, the majority of Shanghai Changda’s-financing services relate to financing provided to used car dealerships.

F-8

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

Transfer of Shanghai Changda subsidiary and business back to Renren. As part of the Reorganization, (1) in November 2017, one of Shanghai Changda subsidiary, Beijing Jingwei Zhihui Information Technology Co., Ltd, who operates the Company’s wealth management services was disposed to Renren and (2) in December 2017, the credit financing to college students business was transferred to Renren. The Company’s wealth management services were insignificant to the Company’s consolidated results during the years ended December 31, 2017 and 2016. Additionally, the disposal of the Company’s credit financing to college students was presented as discontinued operations in the accompanying consolidated financial statements. Refer to Note 4 for further details.

As a result, subsequent to the Reorganization, Shanghai Changda was only engaged in providing financing to used car dealerships.

Establishment of Shanghai Automotive and amendments of the VIE arrangements with Shanghai Changda and Shanghai Jieying. In August 2017, Shanghai Automotive was established in the PRC by the Company. At the same time, Shanghai Jieying and Shanghai Changda terminated their VIE agreements with Jiexun Shiji and entered into VIE agreements with Shanghai Automotive. See further discussions below for the current VIE arrangements.

As a result of the Reorganization, the used car trading business and the finance business were transferred to the Company. The accompanying consolidated financial statements have been prepared as if the current corporate structure has been in existence throughout the periods presented. The assets and liabilities and the related results of operations and cash flow of Kaixin Auto reflects the used car trading business and finance business. However, such presentation may not necessarily reflect the results of operations, financial position and cash flows if the Company had actually existed on a stand-alone basis during the periods presented. Transactions between the Company and Renren are herein presented and referred to as related party transactions. Because the reorganization took place with companies under common control, the related assets and liabilities have been presented at historical carrying amounts.

The accompanying consolidated financial statements includes the Company’s direct expenses as well as allocation of certain general and administrative expenses, research and development expenses, selling and marketing expenses and cost of revenues paid by Renren and not directly related to the Company’s used car trading business and financing business. These expenses consist primarily of share-based compensation expenses of senior management and shared marketing and management expenses including accounting, administrative, marketing, internal control, legal support services and other expenses to provide operating support to the related businesses. These allocations are made using a proportional cost allocation method and were based on revenues, headcount as well as estimates of time spent on the provision of services attributable to the Company.

Total cost of revenues, selling and marketing expenses, research and development expenses and general and administrative expenses allocated from Renren amounted to $21, $45, $82 and $852 for the year ended December 31, 2015, $27, $81, $261 and $4,812 for the year ended December 31, 2016 and $16, $48, $283 and $7,166 for the year ended December 31, 2017, respectively. Share-based compensation expenses incurred by Renren, which represents the majority of the allocated expenses, are recorded as capital contribution by the Company. Income tax provision reflected in the Company’s consolidated statement of operations is calculated based on a separate return basis as if the Company had filed a separate tax return.

F-9

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

Management believes the basis and amounts of these allocations are reasonable. While the expenses allocated to the Company for these items are not necessarily indicative of the expenses that would have been incurred if the Company had been a separate, stand-alone entity, the Company does not believe that there is any significant difference between the nature and amounts of these allocated expenses and the expenses that would have been incurred if the Company had been a separate, stand-alone entity.

As of December 31, 2017, Kaixin Auto Group’s subsidiaries, VIEs and VIEs’ subsidiaries are as follows:

Name of Subsidiaries	Later of date of incorporation or acquisition	Place of incorporation	Percentage of legal ownership by Kaixin Auto Group	Principal activities
Subsidiaries:
Renren Finance, Inc.	December 15, 2014	Cayman Islands	100%	Internet business
Jet Sound Hong Kong Company Limited	May 7, 2011	Hong Kong	100%	Investment holding
Beijing Jiexun Shiji Technology Development Co., Ltd. (“Jiexun Shiji”)	April 26, 2012	PRC	100%	Investment holding
Shanghai Renren Financial Leasing Co., Ltd.	May 25, 2015	PRC	100%	Financing business
Shanghai Renren Automotive Technology Group Co., Ltd. (“Shanghai Automotive”)	August 18, 2017	PRC	100%	Investment holding
Variable Interest Entities:
Shanghai Qianxiang Changda Internet Information Technology Development Co., Ltd. (“Shanghai Changda”)	October 25, 2010	PRC	N/A	Internet business
Shanghai Jieying Automobile Sales Co., Ltd. (“Shanghai Jieying”)	February 27, 2017	PRC	N/A	Used car trading business
Subsidiaries of Variable Interest Entities:
Beijing Kirin Wings Technology Development Co., Ltd.	January 16, 2013	PRC	N/A	Financing business
Shanghai Wangjing Investment Management Co., Ltd	April 20, 2015	PRC	N/A	Financing business
Shanghai HeiguoInternet Information Technology Co., Ltd.	February 27,2017	PRC	N/A	Inactive company
Renren (Tianjin) Insurance Broker Co,. Ltd	August 24, 2017	PRC	N/A	Inactive company
Jieying Baolufeng Automobile Sales (Shenyang) Co., Ltd.	June 14, 2017	PRC	N/A	Used car trading business
Chongqing Jieying Shangyue Automobile Sales Co., Ltd.	July 3, 2017	PRC	N/A	Used car trading business
Jiangsu Jieying Ruineng Automobile Sales Co., Ltd.	May 16, 2017	PRC	N/A	Used car trading business
Dalian Yiche Jieying Automobile Sales Co., Ltd.	June 27, 2017	PRC	N/A	Used car trading business
Henan Jieying Hengxin Automobile Sales Co., Ltd.	June 29, 2017	PRC	N/A	Used car trading business
Shandong Jieying Huaqi Automobile Service Co., Ltd.	July 20, 2017	PRC	N/A	Used car trading business
Neimenggu Jieying Kaihang Automobile Sales Co., Ltd.	July 14, 2017	PRC	N/A	Used car trading business
Hangzhou Jieying Yifeng Automobile Sales Co., Ltd.	August 1, 2017	PRC	N/A	Used car trading business
Jilin Jieying Taocheguan Automobile Sales Co., Ltd.	October 31, 2017	PRC	N/A	Used car trading business
Suzhou Jieying Chemaishi Automobile Sales Co., Ltd.	October 27, 2017	PRC	N/A	Used car trading business
Cangzhou Jieying Bole Automobile Sales Co., Ltd.	August 10, 2017	PRC	N/A	Used car trading business
Shanghai Jieying Diyi Automobile Sales Co., Ltd.	October 19, 2017	PRC	N/A	Used car trading business
Ningxia Jieying Xianzhi Automobile Sales Co., Ltd.	July 26, 2017	PRC	N/A	Used car trading business
Wuhan Jieying Chimei Automobile Sales Co., Ltd.	November 20, 2017	PRC	N/A	Used car trading business
Fenqi Winday Company Limited	February 29, 2016	Hong Kong	N/A	Internet business
Shanghai Wangjing Commercial Factoring Co., Ltd.	July 28, 2015	PRC	N/A	Financing business

F-10

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

The VIE arrangements

PRC regulations currently limit direct foreign ownership of business entities providing value-added telecommunications services, and internet services in the PRC where certain licenses are required for the provision of such services. To comply with these PRC regulations, the Company conducts substantially all of its businesses through its VIEs, Shanghai Changda and Shanghai Jieying, which are mainly engaged in the internet finance business and used car trading business, respectively, as well as its respective subsidiaries.

Shanghai Automotive (“WFOE”), a wholly owned subsidiary of Jet Sound Hong Kong Company Limited, entered into a series of contractual arrangements with the VIEs that enable the Company to (1) have power to direct the activities that most significantly affects the economic performance of the VIEs, and (2) receive the economic benefits of the VIEs that could be significant to the VIEs. Accordingly, the Company is considered the primary beneficiary of the VIEs and has consolidated the VIEs’ financial results of operations, assets and liabilities in the Company’s consolidated financial statements. In making the conclusion that the Company is the primary beneficiary of the VIEs, the Company believes the Company’s rights under the terms of the exclusive option agreement provide it with a substantive kick out right.

More specifically, the Company believes the terms of the contractual agreements are valid, binding and enforceable under PRC laws and regulations currently in effect. In particular the Company also believes that the minimum amount of consideration permitted by the applicable PRC law to exercise the exclusive option does not represent a financial barrier or disincentive for the Company to currently exercise its rights under the exclusive option agreement. A simple majority vote of the Company’s board of directors is required to pass a resolution to exercise the Company’s rights under the exclusive option agreement, for which the consent from Mr. Joe Chen, who holds the most voting interests in the Parent, is not required. The Company’s rights under the exclusive option agreement give the Company the power to control the shareholders of the VIEs and thus the power to direct the activities that most significantly impact the VIEs’ economic performance. In addition, the Company’s rights under the powers of attorney also reinforce the Company’s abilities to direct the activities that most significantly impact the VIEs’ economic performance. The Company also believes that this ability to exercise control ensures that the VIEs will continue to execute and renew service agreements and pay service fees to the Company. By charging service fees at the sole discretion of the Company, and by ensuring that service agreements are executed and renewed indefinitely, the Company has the rights to receive substantially all of the economic benefits from the VIEs.

F-11

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

The VIE arrangements (cont.)

The VIEs and their subsidiaries hold the requisite licenses and permits necessary to conduct the Company’s business under the current business arrangements.

The contractual agreements below provide the Company with the power to direct the activities that most significantly affect the economic performance of the VIEs and enable the Company to receive substantially all of economic benefits and absorb the losses of the VIEs.

(1)	Power of Attorney: The WFOE holds irrevocable power of attorney executed by the legal owners of the VIEs to exercise their voting rights on, including but not limited to dividend declaration, all matters at meetings of the legal owners of the VIEs and through such power of attorney has the right to control the operations of the VIEs. The power of attorney for Shanghai Jieying and Shanghai Changda became effective on August 18, 2017 and will remain effective as long as Shanghai Jieying and Shanghai Changda exist. The shareholders of Shanghai Jieying or Shanghai Changda didn’t have the right to terminate or revoke the power of attorney without the prior written consent of Shanghai Automotive.

(2)	Business Operations Agreement: The business operations agreements specifically and explicitly grant the WFOE the principal operating decision making rights, such as appointment of the directors and executive management, of the VIEs.

The terms of the business operations agreements are ten years and will be extended automatically for another ten years unless the WFOE provide a 30-day advance written notice to the VIEs and to each of the VIEs’ shareholders requesting not to extend the term three months prior to the expiration dates of August 17, 2027. Neither the VIEs nor any of the VIEs’ shareholders may terminate the agreements during the terms or the extensions of the terms.

(3)	Exclusive Equity Option Agreement: Under the exclusive equity option agreement, the WFOE has the exclusive right to purchase the equity interests of the VIEs from the registered legal equity owners as far as PRC regulations permit a transfer of legal ownership to foreign ownership. The WFOE can exercise the purchase right at any portion and any time in the 10-year agreement period.

Without the WFOE’s consent, the VIEs’ shareholders shall not transfer, donate, pledge, or otherwise dispose their equity shareholdings in the VIEs in any way. The equity option agreement will remain in full force and effect until the earlier of: (i) the date on which all of the equity interests in the VIEs have been acquired by the respective WFOE or its designated representative(s); or (ii) the receipt of the 30-day advance written termination notice issued by the respective WFOE to the shareholders of the VIEs. The term of these agreements will be automatically renewed upon the extension of the term of the relevant exclusive equity option agreement.

F-12

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

The VIE arrangements (cont.)

(4)	Spousal Consent Agreement: The spouse of each of the shareholders of Shanghai Jieying and Shanghai Changda acknowledged that certain equity interests of Shanghai Jieying, held by and registered in the name of his/her spouse would be disposed of pursuant to the loan agreement, equity option agreement and equity interest pledge agreement of which they were respectively a party, and they will not take any action to interfere with such arrangement, including claiming that such equity interests constitute property or communal property between his/her spouse and himself/herself.

(5)	Exclusive Technical and Consulting Services Agreement: The WFOE and registered shareholders irrevocably agree that the WFOE shall be the exclusive technology service provider to the VIEs in return for a service fee which is determined at the sole discretion of the WFOE.

The term of each of agreement is ten years and will be extended automatically for another ten years unless terminated by the WFOE. The WFOE can terminate the agreement at any time by providing a 30-day prior written notice. The VIEs are not permitted to terminate the agreements prior to the expiration of the terms by August 17, 2027, respectively, unless the WFOE fail to comply with any of their obligations under this agreement and such breach makes the WFOE unable to continue to perform the agreements.

(6)	Loan Agreements: Under loan agreements between the WFOE and each of the shareholders of the VIEs, the WFOE made interest-free loans to the shareholders of exclusively for the purpose of the initial capitalization and the subsequent financial needs of the VIEs. The loans can only be repaid with the proceeds derived from the sale of all of the equity interests in the VIEs to the WFOE or their designated representatives pursuant to the equity option agreements. The term of each of these loans is ten years from the actual drawing down of such loans by the shareholders of the VIEs, and will be automatically extended for another ten years unless a written notice to the contrary is given by the WFOE to the shareholders of the VIEs three months prior to the expiration of the loan agreements.

(7)	Equity Interest Pledge Agreement: The shareholders of the VIEs have pledged all of their equity interests in the VIEs with their respective WFOE and the WFOE are entitled to certain rights to sell the pledged equity interests through auction or other means if the VIEs or the shareholders default in their obligations under other above-stated agreements.

These agreements are substantially the same, and that the equity interest pledge has become effective and will expire on the earlier of: (i) the date on which the VIEs and their shareholders have fully performed their obligations under the loan agreements, the exclusive technical service agreement, the intellectual property right license agreement and the equity option agreements; (ii) the enforcement of the pledge by the WFOE pursuant to the terms and conditions under this agreement to fully satisfy its rights under such agreements; or (iii) the completion of the transfer of all equity interests of the VIEs by the shareholders of the VIEs to another individual or legal entity designated by the WFOE pursuant to the equity option agreement and no equity interests of the VIEs are held by such shareholders.

F-13

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

The VIE arrangements (cont.)

Risks in relation to the VIE structure

The Company and the Company’s legal counsel believe that Shanghai Automotive’s contractual arrangements with the VIEs are in compliance with PRC law and are legally enforceable. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements and if the shareholders of the VIEs were to reduce their interest in the Company, their interests may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms, for example by influencing the VIEs not to pay the service fees when required to do so. If the legal structure and contractual arrangements were found to be in violation of PRC laws and regulations, the PRC government could:

●	Revoke the business and operating licenses of the WFOE, the VIEs and their subsidiaries;

●	Discontinue or restrict the operations of any related-party transactions among the WFOE, the VIEs and their subsidiaries;

●	Impose fines or other requirements on the WFOE, the VIEs and their subsidiaries;

●	Require the Company or the WFOE, the VIEs and their subsidiaries to revise the relevant ownership structure or restructure operations; and/or

●	Restrict or prohibit the Company’s use of the proceeds of the additional offering to finance the Company’s business and operations in China.

The Company’s ability to conduct its business including its used car trading business and its financing services to used car dealerships may be negatively affected if the PRC government were to carry out any of the aforementioned actions. As a result, the Company may not be able to consolidate the VIEs and the VIEs’ subsidiaries in its consolidated financial statements as it may lose the ability to exert effective control over the VIEs and the VIEs’ subsidiaries and shareholders, and it may lose the ability to receive economic benefits from the VIEs and the VIEs’ subsidiaries.

Certain shareholders of the VIEs are also shareholders of the Company. The interests of the shareholders of the VIEs may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms, for example by influencing the VIEs not to pay the service fees when required to do so. The Company cannot assure that when conflicts of interest arise, shareholders of the VIEs will act in the best interests of the Company or that conflicts of interests will be resolved in the Company’s favor. Currently, the Company does not have existing arrangements to address potential conflicts of interest the shareholders of the VIEs may encounter in their capacity as beneficial owners and directors of the VIEs. The Company believes the shareholders of the VIEs will not act contrary to any of the contractual arrangements and the exclusive option agreements provide the Company with a mechanism to remove the current shareholders of the VIEs as beneficial shareholders of the VIEs should they act to the detriment of the Company. The Company relies on the current shareholders of VIEs whom also are directors and executive officers of the Company, to fulfill their fiduciary duties and abide by laws of Cayman Islands and act in the best interest of the Company or that conflicts will be resolved in the Company’s favor. If the Company cannot resolve any conflicts of interest or disputes between the Company and the shareholders of the VIEs, the Company would have to rely on legal proceedings, which could result in disruption of its business, and there is substantial uncertainty as to the outcome of any such legal proceedings.

F-14

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

The VIE arrangements (cont.)

The Company’s ability to control the VIEs also depends on the power of attorney that the WFOE have to vote on all matters requiring shareholder approval in the VIEs. As noted above, the Company believes this power of attorney is legally enforceable but may not be as effective as direct equity ownership.

The following financial statement balances and amounts of the Company’s VIEs were included in the accompanying consolidated financial statements after elimination of intercompany balances and transactions between the offshore companies, WFOE, VIEs and VIEs’ subsidiaries. As of December 31, 2016 and 2017, the balance of the amount payable by the VIEs and their subsidiaries to the WFOE related to the service fees were $ nil.

	As of December 31,
	2016	2017
Cash and cash equivalents	$427	$2,487
Restricted cash	288	51
Accounts receivable, net	2	1,347
Financing receivable, net	17,620	12
Inventory	—	95,012
Prepaid expenses and other current assets	4,896	25,880
Amounts due from related parties	130	858
Assets of discontinued operations	10,470	—
Total current assets	33,833	125,647
Long-term financing receivable, net	54	8
Goodwill	—	91,644
Property and equipment, net	50	90
Total non-current assets	104	91,742
Total assets	$33,937	$217,389
Accounts payable	$5	$14,183
Short-term debt	7,202	12,296
Accrued expenses and other current liabilities	2,881	8,344
Payable to investors	3,844	1,425
Amounts due to related parties	144	13,088
Advance from customers	—	6,620
Contingent consideration	—	5,944
Income tax payable	5,378	6,842
Liabilities of discontinued operations	10,586	—
Total current liabilities	30,040	68,742
Long-term contingent consideration	—	60,850
Total non-current liabilities	—	60,850
Total liabilities	$30,040	$129,592

F-15

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

The VIE arrangements (cont.)

	Years ended December 31,
	2015	2016	2017
Net revenues	$3,942	$4,304	$124,224
Net loss	$(2,277)	$(6,843)	$(10,163)
(Loss) income from discontinued operations	$(5,152)	$(8,066)	$1,467

	Years ended December 31,
	2015	2016	2017
Net cash (used in) provided by operating activities	$(87,973)	$27,738	$1,864
Net cash (used in) provided by investing activities	$(71,753)	$47,469	$11,441
Net cash provided by (used in) financing activities	$162,648	$(77,643)	$(11,596)

The VIEs contributed an aggregate of 82.2%, 20.6% and 82.9% of the consolidated net revenues for the years ended December 31, 2015, 2016 and 2017, respectively. As of the fiscal years ended December 31, 2016 and 2017, the VIEs accounted for an aggregate of 9.7% and 53.0%, respectively, of the consolidated total assets, and 8.1% and 31.7%, respectively, of the consolidated total liabilities. The assets not associated with the VIEs primarily consist of cash and cash equivalents, restricted cash and financing receivable.

There are no consolidated VIEs’ assets that are collateral for the VIEs’ obligations and can only be used to settle the VIEs’ obligations. There are no creditors (or beneficial interest holders) of the VIEs that have recourse to the general credit of the Company or any of its consolidated subsidiaries. There are no terms in any arrangements, considering both explicit arrangements and implicit variable interests, which require the Company or its subsidiaries to provide financial support to the VIEs. However, if the VIEs ever need financial support, the Company or its subsidiaries may, at its option and subject to statutory limits and restrictions, provide financial support to its VIEs through loans to the shareholders of the VIEs or entrustment loans to the VIEs.

Relevant PRC laws and regulations restrict the VIEs from transferring a portion of its net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 21 for disclosure of restricted net assets.

F-16

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

Consolidated Plans

In January 2016 and September 2016, the Company originated the issuance of two Shanghai Renren Finance Leasing Asset-Backed Special Plans, approximating $46,100 (RMB299.8 million) and $78,500 (RMB510.6 million), respectively (the “Plans”). The Plans are collateralized by certain financing receivables arising from the Company’s used car financing business. The Plan expired on May 17, 2018.

The Plans consist of three tranches: AAA-rated senior securities (covering 68.0% and 70.5% of the total securities issued, respectively) and AA-rated senior securities (covering 10.5% and 11.0% of the total securities issued, respectively) which were purchased by external investors, and subordinate securities (covering 21.5% and 18.5% of the total securities issued, respectively) held by the Company. The Company also provided a guarantee to secure the full repayment of the principal and interest of the external investors in the Plans.

The Company holds significant variable interests in the Plans through holding the subordinate securities and the guarantee provided, from which the Company has the right to receive benefits from the Plans that could potentially be significant to the Plans.

The Company also has power to direct the activities of the Plans that most significantly impact the economic performance of the Plans by making revolving purchases of underlying financing receivables and providing payment collection services from the underlying financing receivables.

Accordingly, the Company is considered the primary beneficiary of the Plans and has consolidated the Plans’ assets, liabilities, results of operations, and cash flows in the accompanying consolidated financial statements.

The assets of the Plans are not available to creditors of the Company. In addition, the investors of the Plans have no recourse against the assets of the Company.

The following financial statement amounts and balances of the Plans were included in the accompanying consolidated financial statements after elimination of intercompany transactions and balances:

	As of December 31,
	2016	2017
Financing receivable, net	$73,549	$78,485
Total assets	$73,549	$78,485
Accrued expenses and other current liabilities	$4	$4
Payable to investors	141	64,087
Long-term payable to investors	59,916	—
Total liabilities	$60,061	$64,091

	Years ended December 31,
	2015	2016	2017
Net revenues	—	—	—
Net loss	$—	$375	$91

Years ended December 31,
	2015	2016	2017
Net cash provided by operating activities	—	—	—
Net cash provided by investing activities	—	—	—
Net cash provided by financing activities	—	—	—

F-17

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Liquidity

As of December 31, 2017, the Company had shareholders’ equity of $1,431, including an accumulated deficit of $56,858. For the year ended December 31, 2017, the Company had losses from operations amounting to $30,162. The Company believes its cash position of approximately US$17.2 million as of December 31, 2017 is sufficient to support its daily operations and provide the opportunity for the Company to continue as a going concern for the next 12 months after the issuance of the consolidated financial statements. Additionally, on November 16, 2018, the Company has obtained a letter of financial support from Renren, whereas Renren agrees to provide continuing financial support to enable the Company to meet in full the financial obligations as they fall due from a period of twelve months from November 16, 2018. The consolidated financial statements have been prepared assuming the Company will continue as a going concern.

Principles of consolidation

The consolidated financial statements of the Company include the financial statements of Kaixin Auto Group, its subsidiaries, its VIEs and VIEs’ subsidiaries. All inter-companies transactions and balances are eliminated upon consolidation.

F-18

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Business combinations

Business combinations are recorded using the acquisition method of accounting. The Company elected to early adopt ASU 2017-01 “Business Combination (Topic 805): Clarifying the Definition of a Business” on January 1, 2017 and applied the new definition of a business prospectively for acquisitions made during the year ended December 31, 2017. Upon the early adoption of ASU 2017-01, a new screen is introduced to evaluate whether a transaction should be accounted for as an acquisition and/or disposal of a business versus assets. In order for a purchase to be considered an acquisition of a business, and receive business combination accounting treatment, the set of transferred assets and activities must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs. If substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets, then the set of transferred assets and activities is not a business. The adoption of this standard requires future purchases to be evaluated under the new framework.

The purchase price of business acquisition is allocated to the tangible assets, liabilities, identifiable intangible assets acquired and non-controlling interest, if any, based on their estimated fair values as of the acquisition date. The excess of the purchase price over those fair values is recorded as goodwill. Acquisition-related expenses and restructuring costs are expensed as incurred.

Where the consideration in an acquisition includes contingent consideration and the payment of which depends on the achievement of certain specified conditions post-acquisition, the contingent consideration is recognized and measured at its fair value at the acquisition date and if recorded as a liability, it is subsequently carried at fair value with changes in fair value reflected in earnings.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of revenues and expenses in the financial statements and accompanying notes. Significant accounting estimates reflected in the Company’s consolidated financial statements include, but are not limited to, revenue recognition, allowance for financing receivable, deferred tax valuation allowance, income taxes, impairment of goodwill, cost allocation, the purchase price allocation associated with business combinations and the fair value of contingent consideration related to business acquisitions.

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand.

Restricted cash

Restricted cash primarily consists of cash deposits used to secure short-term debt borrowings of the Company which is expected to be released in accordance with the debt agreement.

The restriction will lapse when the related short-term debt agreement is paid off.

F-19

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Fair value

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

●	Level 1 — inputs are based upon unadjusted quoted prices for identical assets or liabilities traded in active markets.

●	Level 2 — inputs are based upon quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3 — inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

Financing receivable

Financing receivable represents receivables mostly derived from the used car financing business. Financing receivable is recorded at amortized cost, reduced by a valuation allowance estimated as of the balance sheet date. The amortized cost of a financing receivable is equal to the unpaid principal balance, plus net deferred origination costs. Net deferred origination costs are comprised of certain direct origination costs, net of origination fees received. Origination fees include fees charged to the individuals or companies that increase the financing’s effective yield. Direct origination costs in excess of origination fees received are included in the financing receivable and amortized over the financing term using the effective interest method. Financing origination costs are limited to direct costs attributable to originating the financing, including commissions and personnel costs directly related to the time spent by those individuals performing activities related to the origination.

Due to limitations imposed by PRC laws and regulations, the Company appointed a senior management member (the “Intermediary”) to act as an intermediary to facilitate certain financing services for its financing business (the “Intermediary Business Model”). Under the Intermediary Business Model, each individual or company is arranged to sign the financing agreement with the Intermediary. The Company provides funds to the Intermediary to finance the individuals or companies in accordance with the financing agreement. Immediately upon signing a financing agreement with an individual or a company, the Intermediary then transfers all of the creditor’s rights arising from the financing agreement to the Company. Additionally, once investors are identified by the Company, the Company transfers the underlying creditor’s rights to the investors through the Intermediary. The Company, through the Intermediary, agrees to repurchase the creditor’s rights from the investors prior to or upon the maturity of the investment period therefore acting as a principal in the transaction.

F-20

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Financing receivable (cont.)

Under the Intermediary Business Model, the Intermediary is acting as an agent for the Company. As noted above, the funds provided to the individuals and companies are obtained from the Company who further agrees to take all the risk arising from the potential breaches of agreement by the individuals or the companies receiving financing. Additionally, the Intermediary’s role is restricted to sign agreements with individuals and companies receiving financing, and investors and the Intermediary has no obligation to make any repayment to the investors once the creditors’ rights are transferred. As such, the Intermediary never puts his own funds at risk and bears no risk in the arrangement and is considered an agent.

In May 2016, the Company terminated all of its financing business conducted under the Intermediary Business Model. All subsequent financing has been performed by the Company.

Allowance for financing receivable

An allowance for financing receivable is established through periodic charges to the provision for financing receivable losses when the Company believes that the future collection of principal is unlikely. Subsequent recoveries, if any, are recorded as credits against the allowance. The Company evaluates the creditworthiness of its portfolio based on a pooled basis due to the composition of homogeneous financing with similar size and general credit risk characteristics for similar financing businesses. The Company considers the credit worthiness of the individuals and the companies receiving financing, aging of the outstanding financing receivable and other specific circumstances related to the financing when determining the allowance for financing receivable. The allowance is subjective as it requires material estimates including such factors as known and inherent risks in the financing portfolio, adverse situation that may affect the ability of the individuals and the companies receiving financing to repay and current economic conditions. Recovery of the carrying value of financing receivable is dependent to a great extent on conditions that are beyond the Company’s control.

Nonaccrual financing receivable

Financing income is calculated based on the contractual rate of the financing and recorded as financing income over the life of the financing using the effective interest method. Financing receivables are placed on non-accrual status when reasonable doubt exists as to the full, timely collection of the financing receivable, which happens typically upon reaching 90 days past due. When a financing receivable is placed on non-accrual status, the Company stops accruing financing income. Financing receivable is returned to accrual status if the related individual or company has performed in accordance with the contractual terms for a reasonable period of time and, in the Company’s judgment, will continue to make period principal and financing income payments as scheduled. The Company writes off its nonaccrual financing receivable by considering factors including death of the borrower and its inability to reach the borrower.

F-21

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Transfer of financial instruments

Sales and transfers of financial instruments are accounted under authoritative guidance for the transfers and servicing of financial assets and extinguishment of liabilities.

Through the peer-to-peer platforms and the Plans, the Company identifies individual investors and transfers creditors’ rights originated from the aforementioned financing services to the individual investors. The Company further offers different investment periods to investors with various annual interest rates while those credit rights are held by the investors. The term of the sales require the Company to repurchase those creditors’ rights from investors prior to or upon the maturity of the investment period. As a result, the sales of those creditors’ rights are not accounted for as a sale and remain on the consolidated balance sheet and are recorded as payable to investors in the Company’s consolidated balance sheet.

Inventory

Inventory consists of the purchased used and new automobiles. Inventory is stated at the lower of cost or net realizable value. Inventory cost is determined by specific identification. Net realizable value is the estimated selling price less costs to complete, dispose and transport the vehicles. Selling prices are derived from historical data and trends, such as sales price and inventory turn times of similar vehicles, as well as independent, market resources. Each reporting period the Company recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales in the accompanying consolidated statements of operations.

Property and equipment, net

Property and equipment, net is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the following estimated useful lives:

Computer equipment and application software	2 - 3 years
Furniture and vehicles	5 years

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations.

Goodwill is not amortized, but tested for impairment upon first adoption and annually, or more frequently if event and circumstances indicate that they might be impaired. The Company has an option to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. In the qualitative assessment, the Company considers primary factors such as industry and market considerations, overall financial performance of the reporting unit, and other specific information related to the operations. Based on the qualitative assessment, if it is more likely than not that the fair value of each reporting unit is less than the carrying amount, the quantitative impairment test is performed.

F-22

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Goodwill (cont.)

Application of the goodwill impairment test requires judgment, including the identification of reporting units, assignment of assets and liabilities to reporting units, assignment of goodwill to reporting units, and determination of the fair value of each reporting unit. The fair value of each reporting unit is estimated using a discounted cash flow methodology. This analysis requires significant judgments, including estimation of future cash flows, which is dependent on internal forecasts, and assumptions that are consistent with the plans and estimates being used to manage the Company’s business, estimation of the long-term rate of growth for the Company’s business, estimation of the useful life over which cash flows will occur, and determination of the Company’s weighted average cost of capital. The estimates used to calculate the fair value of a reporting unit change from year to year based on operating results and market conditions. Changes in these estimates and assumptions could materially affect the determination of fair value and goodwill impairment for the reporting unit.

In performing the two-step quantitative impairment test, the first step compares the fair values of each reporting unit to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is not considered impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of the affected reporting unit’s goodwill to the carrying value of that goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. In estimating the fair value of each reporting unit the Company estimates the future cash flows of each reporting unit, the Company has taken into consideration the overall and industry economic conditions and trends, market risk of the Company and historical information. The Company did not record impairment charges of goodwill for the years ended December 31, 2015, 2016 and 2017, respectively.

Revenue recognition

The Company’s revenue mostly includes revenue from its automobile sales and financing income generated from its used car dealership finance services. The Company recognizes revenues when a persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectability is reasonably assured.

Automobile sales

Revenue from automobile sales is recognized when a sales contract has been executed, the vehicle has been delivered, and payment has been received or financing has been arranged. The Company purchases automobiles from unrelated individuals, dealerships or manufacturers and suppliers and sells them directly to customers through its local dealer shops. When cash is received from customers prior to delivery of the vehicle, the Company records such cash as advance from customers in its consolidated balance sheet.

F-23

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Used car financing

The Company generates revenue from its financing services business primarily through financing provided to third party used car dealers. Specifically, the Company provides short-term financing services to third party used car dealers to fund the car dealers’ cash needs for used car purchasing. The financing period is no more than six months and is secured by a pledge of the dealers’ used car with total value exceeding the principal of the financing. The Company charges a one-time upfront service fee as well as financing income on a monthly basis. The Company records financing income and service fees related to those services over the life of the underlying financing using the effective interest method on the unpaid principal amounts. The service fees collected upfront, netting the direct origination costs of the financing, are deferred and recognized as financing income as an adjustment to the yield on a straight line basis over the life of the used car financing.

Other revenues

The Company’s other revenues mainly include revenue generated from agency fees in connection with arrangement with third party dealers whereas the company facilitates sales of their cars. Other revenues also includes commissions received by the Company from insurance companies and banks for its facilitation services provided to assist customers obtaining related insurance and financing for their automobile purchases. Revenue recognized related to those services are insignificant during the periods presented.

Cost of revenues

Cost of revenues consists of costs directly related to automobile sales, costs incurred related to the used car financing operations which mostly include interest expenses paid to investors on peer-to-peer platforms, interest paid for asset-backed securities and provision for financing receivable loan losses.

Business taxes

The Company reports revenue net of business taxes. Business taxes deducted in arriving at net revenue during 2015, 2016 and 2017 were $25, $77 and $nil, respectively.

Value added taxes

Value-added tax (“VAT”) is reported as a deduction to revenue when incurred and amounted to $182, $1,845 and $7,831 for the years ended December 31, 2015, 2016 and 2017, respectively. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded in accrued expense and other current liabilities on the consolidated balance sheet.

F-24

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities.

Deferred income taxes are recognized when temporary differences exist between the tax basis of assets and liabilities and their reported amounts in the financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The Company adopted issued Accounting Standards Updates, or ASU, 2015-17 Income Taxes (Topic 740) on January 1, 2017 and presented the deferred tax assets and liabilities as non-current in its consolidated balance sheet as of December 31, 2017. Prior periods were not retrospectively adjusted.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Company did not recognize any income tax due to uncertain tax position or incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2015, 2016 and 2017, respectively.

Financial instruments

Financial instruments include cash and cash equivalents, restricted cash, accounts receivable, financing receivable, amounts due from/to related parties, long-term financing receivable, accounts payable, short-term debt, payable to investors and long-term debt. Refer to Note 15 for further details.

Research and development expenses

Research and development expenses are primarily incurred for the development of new services, features and products for the Company’s financing business, used automotive business as well as the further improvement of the Company’s technology infrastructure to support these businesses. The Company has expensed all research and development costs when incurred.

Foreign currency translation

The functional and reporting currency of the Company is the United States dollar (“US dollar”). The financial records of the Company’s subsidiaries and VIEs located in the PRC and Hongkong are maintained in their local currencies, Renminbi (“RMB”) and Hong Kong Dollar (“HKD”), respectively, which are also the functional currencies of these entities.

Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the functional currency during the year are converted into functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the statements of operations.

The Company’s entities with functional currency of RMB and HKD, translate their operating results and financial positions into US dollar, the Company’s reporting currency. Assets and liabilities are translated using the exchange rates in effect on the balance sheet date. Equity amounts are translated at historical exchange rates. Revenues, expenses, gains and losses are translated using the average rates for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component in the statements of comprehensive loss.

F-25

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Comprehensive loss

Comprehensive loss includes net income or loss and foreign currency translation adjustments and is reported in the consolidated statements of comprehensive loss.

Share-based Compensation

Share-based compensation expense arises from share-based awards, including restricted share units and share options for the purchase of common stock granted to employees of the Company and certain members of Renren’s managements who to some extents provide services to the Company (“Renren Share-based Awards”). Share-based compensation expense also arises from share-based awards granted by the Company its own employees.

In determining the fair value of share options granted, a binomial option pricing model is applied. In determining the fair value of restricted share units granted, the fair value of the underlying shares on the grant dates is applied.

Share-based compensation expense for share options and restricted share units granted is recognized on a straight - line method over the requisite service period. The estimate of forfeitures will be adjusted over the requisite service period to the extent that actual forfeiture differ from such estimates. Changes in in estimated forfeitures are recognized through a cumulative catch-up adjustment in the period of change and will impact the amount of stock compensation expense to be recognized in future periods.

Accounting pronouncements newly adopted

In July 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-11, Inventory (Topic 330), which modifies the accounting for inventory. Under this ASU, the measurement principle for inventory will change from lower of cost or market value to lower of cost and net realizable value. The ASU defines net realizable value as the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. For public business entities, the amendments in this Update are effective for fiscal years beginning after December 15, 2016, with early adoption permitted. The amendments of this ASU should be applied prospectively with earlier application permitted as of the beginning of an interim or annual reporting period. The Company adopted this ASU on January 1, 2017 and measured inventory at the lowest of cost and net realizable value. The adoption had no impact on the Company’s consolidated financial statements as the Company did not have any inventory prior to January 1, 2017.

F-26

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Accounting pronouncements newly adopted (cont.)

In November 2015, the FASB issued ASU 2015-17 Income Taxes (Topic 740) which changes how deferred taxes are classified on organizations’ balance sheets. The ASU eliminates the current requirement for organizations to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. Instead, organizations will be required to classify all deferred tax assets and liabilities as noncurrent. The amendments apply to all organizations that present a classified balance sheet. For public companies, the amendments are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. This ASU may be applied prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Company adopted this guidance on January 1, 2017 on a prospective basis. The adoption of this standard did not have a material impact on its consolidated financial statement.

In March 2016, the FASB issued ASU 2016-09, Compensation—Stock Compensation (Topic 718). The new guidance simplifies certain aspects related to income taxes, statement of cash flows, and forfeitures when accounting for share-based payment transactions. This new guidance is effective for financial statements issued with annual periods beginning after December 15, 2016, with earlier adoption permitted. Certain of the amendments related to timing of the recognition of tax benefits and tax withholding requirements should be applied using a modified retrospective transition method. Amendments related to the presentation of the statement of cash flows should be applied retrospectively. All other provisions may be applied on a prospective or modified retrospective basis. The Company adopted of this guidance on January 1, 2017. The amendments related to the presentation of the statement of cash flows were adopted retrospectively and had no impact on the Company’s consolidated cash flows. The other provisions were adopted prospectively on January 1, 2017 and had no material impact on the Company’s consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends Accounting Standards Codification (“ASC”) 230 to add or clarify guidance on the classification and presentation of restricted cash in the statement of cash flows. Key requirements of the ASU are as follows:

●	An entity should include in its cash and cash-equivalent balances in the statement of cash flows those amounts that are deemed to be restricted cash and restricted cash equivalents. The ASU does not define the terms “restricted cash” and “restricted cash equivalents” but states that an entity should continue to provide appropriate disclosures about its accounting policies pertaining to restricted cash in accordance with other GAAP. The ASU also states that any change in accounting policy will need to be assessed under ASC 250.

●	A reconciliation between the statement of financial position and the statement of cash flows must be disclosed when the statement of financial position includes more than one line item for cash, cash equivalents, restricted cash, and restricted cash equivalents.

F-27

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Accounting pronouncements newly adopted (cont.)

●	Changes in restricted cash and restricted cash equivalents that result from transfers between cash, cash equivalents, and restricted cash and restricted cash equivalents should not be presented as cash flow activities in the statement of cash flows.

●	An entity with a material balance of amounts generally described as restricted cash and restricted cash equivalents must disclose information about the nature of the restrictions.

For public business entities, the amendments are effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The amendments should be applied using a retrospective transition method to each period presented. The Company elected to early adopt this guidance on a retrospective basis and has applied the changes to the consolidated statements of cash flows for the years ended December 31, 2015, 2016, and 2017.

In January, 2017, the FASB issued ASU 2017-01 which clarifies the definition of a business in ASC 805. The amendments in the ASU are intended to make application of the guidance more consistent and cost-efficient. The ASU narrows the definition of a business and provide a framework that gives entities a basis for making reasonable judgments about whether a transaction involves an asset or a business. Specifically, the ASU:

●	Provides a “screen” for determining when a set is not a business.

●	Specifies that if the screen’s threshold is not met, a set cannot be considered a business unless it includes an input and a substantive process that together significantly contribute to the ability to create outputs.

●	Narrows the definition of the term “output” to be consistent with the description of outputs in ASC 606.

For public business entities, the ASU is effective for annual periods beginning after December 15, 2017, including interim periods therein. Early adoption is permitted. The ASU must be applied prospectively on or after the effective date. The Company early adopted this guidance on January 1, 2017 and applied it prospectively to all new acquisitions completed during the year ended December 31, 2017. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

Recent accounting pronouncements not yet adopted

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers.” ASU 2014-09 requires revenue recognition to depict the transfer of goods or services to customers in an amount that reflects the consideration that a company expects to be entitled to in exchange for the goods or services. To achieve this principle, a company must apply five steps including identifying the contract with a customer, identifying the performance obligations in the contract, determining the transaction price, allocating the transaction price to the performance obligations, and recognizing revenue when (or as) the company satisfies the performance obligations. Additional quantitative and qualitative disclosure to enhance the understanding about the nature, amount, timing, and uncertainty of revenue and cash flows is also required. ASU 2014-09 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017. In April 2016, the FASB issued ASU 2016-10, “Identifying Performance Obligations and Licensing” ASU 2016-10 clarifies the following two aspects of ASU 2014-09: identifying performance obligations and licensing implementation guidance. The effective date of ASU 2016-10 is the same as the effective date of ASU 2014-09.

The Company plans on adopting ASU 2014-09 using the modified retrospective method on January 1, 2018. Prior periods will not be retrospectively adjusted. The Company has substantially finalized its preliminary assessment of the new standard and concluded that revenue generated from internet finance services is excluded from the scope of the new standard as it represents revenue within the scope of ASC 310, Receivables, which is explicitly excluded from the scope of ASC 606. Accordingly, the Company has concluded that the fees related to its internet finance services for used car dealerships will not be effected by the adoption of ASC 606. Additionally, the Company has preliminarily concluded that the impact of ASC 606 to its current used car sales business will not be material to its consolidated financial statements. However, the Company believes that certain financial statements disclosure requirements are mandated by the new standard including disclosure of contract assets and contract liabilities as well as disaggregated view of revenue.

F-28

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Recent accounting pronouncements not yet adopted (cont.)

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The guidance supersedes existing guidance on accounting for leases with the main difference being that operating leases are to be recorded in the statement of financial position as right-of-use assets and lease liabilities, initially measured at the present value of the lease payments. For operating leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and liabilities. For public business entities, the guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application of the guidance is permitted. In transition, entities are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance, but expects that most existing operating lease commitments will be recognized as operating lease obligations and right-of-use assets as a result of this adoption.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which is intended to improve financial reporting by requiring timelier recording of credit losses on loans and other financial instruments held by financial institutions and other organizations. The ASU requires the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Financial institutions and other organizations will now use forward-looking information to better inform their credit loss estimates. Many of the loss estimation techniques applied today will still be permitted, although the inputs to those techniques will change to reflect the full amount of expected credit losses. Organizations will continue to use judgment to determine which loss estimation method is appropriate for their circumstances. The ASU requires enhanced disclosures to help investors and other financial statement users better understand significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization’s portfolio. These disclosures include qualitative and quantitative requirements that provide additional information about the amounts recorded in the financial statements. In addition, the ASU amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration. The ASU is effective for SEC filers for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application will be permitted for all organizations for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Companies are required to apply the amendments of this ASU using a modified retrospective approach through a cumulative effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective. A prospective transition approach is required for debt securities for which an other-than temporary impairment has been recognized before the effective date. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

F-29

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Recent accounting pronouncements not yet adopted (cont.)

In August 2016, the FASB issued ASU 2016-15 which amends the guidance in ASC 230 on the classification of certain cash receipts and payments in the statement of cash flows. The primary purpose of the ASU is to reduce the diversity in practice that has resulted from the lack of consistent principles on this topic. The ASU’s amendments add or clarify guidance on eight cash flow issues:

●	Debt prepayment or debt extinguishment costs.

●	Settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing.

●	Contingent consideration payments made after a business combination.

●	Proceeds from the settlement of insurance claims.

●	Proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies.

●	Distributions received from equity method investees.

●	Beneficial interests in securitization transactions.

●	Separately identifiable cash flows and application of the predominance principle.

For public business entities, the guidance in the ASU is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for all entities. Entities must apply the guidance retrospectively to all periods presented but may apply it prospectively from the earliest date practicable if retrospective application would be impracticable. The Company does not expect the adoption of this pronouncement will have a significant effect on its consolidated financial position or results of operations.

In January 2017, the FASB issued ASU 2017-04: Intangibles — Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. To simplify the subsequent measurement of goodwill, the Board eliminated Step 2 from the goodwill impairment test. Under the amendments in this Update, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. An entity should apply the amendments in this Update on a prospective basis. An entity is required to disclose the nature of and reason for the change in accounting principle upon transition. A public business entity should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect the adoption of this guidance will have a significant effect on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13 related to disclosure requirements for fair value measurements. The pronouncement eliminates, modifies and adds disclosure requirements for fair value measurements. The pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Company is currently in the process of evaluating the effects of this pronouncement on our consolidated financial statements, including potential early adoption.

F-30

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

3. SIGNIFICANT RISKS AND UNCERTAINTIES

Foreign currency risk

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. Cash and cash equivalents of the Company included aggregate amounts of $4,243 and $17,170 at December 31, 2016 and 2017, respectively, which were denominated in RMB.

Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash, cash equivalents, accounts receivable, financing receivable and amounts due from related parties. The Company places their cash and cash equivalents, with financial institutions with high-credit ratings and quality. The Company conducts credit evaluations of customers in financing business, and requires collateral or other security from the customers for most of its financing receivable as described in Note 6.

There were no customers that accounted for 10% or more of total net revenue for the years ended December 31, 2015, 2016 and 2017.

No customers accounted for 10% or more of the balance of accounts receivable or financing receivable as of December 31, 2016 and 2017.

F-31

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

4. DISCONTINUED OPERATIONS

In May 2016, the Company terminated its credit financing to college students business and made the decision to stop granting any further financing related to this business. During the remaining year ended December 31, 2016 and 2017, the only substantial activity related to this business related to financing income earned on remaining financing receivable as well as collection efforts to collect on any remaining financing receivable balances outstanding. The credit financing to college students which mostly includes the related assets and liabilities remaining for the business was further transferred back to Renren in December 2017 for no consideration as part of the Reorganization discussed in Note 1. The carrying amount of the net liability at the time of transfer was insignificant.

The disposal of the business over credit financing to college students, represented a strategic shift and had a major effect on the Company’s results of operations. Accordingly, assets, liabilities, revenue and expenses as well as cash flows related to those businesses have been reclassified in the accompanying consolidated financial statements as discontinued operations for all periods presented.

The following table summarizes the carrying amounts of the major classes of assets and liabilities recorded as discontinued operations in the consolidated balance sheet as of December 31, 2016. There was no discontinued operations on the balance sheet as of December 31, 2017 as the student financing to college student business had been disposed of.

As of December 31, 2016
Financing receivables	$10,043
Prepaid expenses and other current assets	427
Current assets classified as discontinued operations	$10,470
Accrued expenses and other current liabilities	$144
Deferred Revenue	—
Payable to investors	$10,442
Current liabilities classified as discontinued operations	$10,586

The operating results from discontinued operations included in the Company’s consolidated statement of operations were as follows for the years ended December 31, 2015, 2016 and 2017.

	Years ended December 31,
	2015	2016	2017
Major classes of line items constituting pretax profit of discontinued operations:
Financing income	$979	$8,538	$2,843
Cost of financing income	3,541	11,808	1,001
Selling, research and development, and general and administrative expenses	2,590	4,796	375
(Loss) income from the operations of the discontinued operations, before income tax	$(5,152)	$(8,066)	$1,467
Income tax expenses	—	—	—
(Loss) income the operations of the discontinued operations, net of tax	$(5,152)	$(8,066)	$1,467

The condensed cash flow related to the discontinued operations were as follows for the years ended December 31, 2015, 2016 and 2017:

	Years ended December 31,
	2015	2016	2017
Net cash provided by (used in) operating activities	$38,014	$(24,362)	$(624)
Net cash (used in) provided by investing activities	$(38,014)	$13,693	$10,357
Net cash provided by (used in) financing activities	$—	$10,669	$(9,733)

All notes to the accompanying consolidated financial statements have been retrospectively adjusted to reflect the effect of the discontinued operations, where applicable.

F-32

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

5. BUSINESS ACQUISITION

Acquisition of used car dealers

In the second half of 2017, in order to start and expand its business of used car trading, the Company completed 14 acquisitions. The acquired dealerships mostly operate used car sales business in various cities across China.

Each acquisition, while negotiated independently, was structured in a similar manner. Specifically, Shanghai Jieying, initially purchased all car inventories from each dealership. Subsequent to the car purchase, Shanghai Jieying and the shareholder of the existing car dealership (the “Seller”) enter into an equity purchase agreement which requires the Seller to transfer majority interest of the dealership as follows:

(1)	The Seller agrees to set up a new entity to which it transfers the remaining eligible assets of the dealerships, employees, and business contracts owned and leased by the existing dealership. In turn, Shanghai Jieying agrees to subscribe for 70% of the equity interest in this entity.

(2)	Shanghai Jieying agrees to inject cash to the newly formed entity described in the preceding paragraph as well as to pay the Seller contingent consideration in the form of shares of the Company, the parent of Shanghai Jieying.

Shanghai Jieying believes that structuring the acquisitions as described above allows them to avoid potential exposures or liabilities associated with the acquired entities. The purchase of cars and acquisition of the new entity were accounted for as a single transaction.

The payment of the contingent consideration is contingent upon the successful offering of the Company (“offering transaction”) as disclosed in Note 22, as well as the performance of the acquired dealerships. The amount of consideration is measured based on the operating performance of the acquired dealerships both prior to and subsequent to the future offering transaction of the Company, and the number of shares expected to be issued will be calculated based on the issuance price of the offering. Such contingent consideration includes two components that will require the Company to issue the shares at different times. The first issuance will be made upon the successful offering of the Company and is calculated based on a percentage of the cumulative operating results of the acquired dealerships between the acquisition date and the date of the offering. The second issuance will be made in five equal annual installments after the successful offering of the Company and will be calculated based on a percentage of the trailing 12 months operating results of the acquired dealerships leading up to the successful offering, and will be subject to adjustments based on the future financial performance of each acquired dealership. The contingent issuance of shares is not dependent on whether the previous dealership owner remains employed with the Company.

F-33

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

5. BUSINESS ACQUISITION (cont.)

Acquisition of used car dealers (cont.)

Acquired assets and liabilities were recorded at their fair value at the date of acquisition. The purchase price allocation described below was based on a valuation analysis that utilized and considered generally accepted valuation methodologies such as the income, market and cost approach. The determination and allocation of fair values to the identifiable assets acquired, liabilities assumed and noncontrolling interests is based on various assumptions and valuation methodologies requiring considerable judgment from management. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Company determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of assets, forecasted life cycle and forecasted cash flows over that period.

Subsequent to the date of each acquisition, the Company re measured the estimated fair values of the contingent consideration at each reporting date. For the year ended December 31, 2017, the Company recorded $2,601 in changes in fair value of contingent consideration in the Company’s consolidated statements of operations as a result of the Company’s re-measurement of the estimated fair value of the contingent consideration at the reporting date.

Acquisition of Shandong, Chongqing and Wuhan

On July 20, July 3, and October 27, 2017, the Company entered into equity purchase agreements (as described above) with Shandong, Chongqing and Wuhan, respectively. The Company initially purchased all car inventories from each dealership which were recorded at fair value. The Company subsequently entered into equity purchase agreements to purchase the new entity set up by the owners of each used car dealership as described in the previous page. As consideration for the transactions, the Company agreed to (1) pay cash consideration which includes partial consideration for the cars purchased as well as capital injection to the entities acquired, (2) forgive financing receivable outstanding that was previously provided by the Company to the used car dealerships and (3) provide contingent consideration to be paid upon the successful offering of the Company. The allocation of the purchase prices for those three significant acquisitions as of the dates of the acquisition are summarized as below:

	Shandong	Chongqing	Wuhan
Cash	$—	$2,727	$—
Capital injection receivable	1,148	—	3,125
Inventory	3,721	2,791	8,786
Goodwill	26,550	13,277	10,405
Noncontrolling interest	7,965	4,801	3,121

The purchase price comprised of:
—Cash consideration	2,203	2,721	8,470
—Forgiveness of financing receivable	2,666	888	3,441
—Contingent consideration	18,585	9,294	7,284
Total	$23,454	$12,903	$19,195

F-34

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

5. BUSINESS ACQUISITION (cont.)

Acquisition of used car dealers (cont.)

Other acquisitions of used car dealerships in 2017

During the second half of 2017, the Company further entered into separate equity purchase agreements with an additional 11 individually insignificant car dealerships. The Company initially purchased all car inventories from each dealership which were recorded at fair value. The Company subsequently entered into equity purchase agreements to purchase the new entity set up by the owners of each car dealership as aforementioned. As consideration for the transactions, the Company agreed to (1) pay cash consideration which includes partial consideration for the cars purchased as well as capital injection to the entity acquired, (2) forgive financing receivable outstanding that was previously provided by the Company to the used car dealership and (3) contingent consideration to be paid upon the successful offering of the Company. The allocation of the purchase price for those insignificant acquisitions is presented on a combined basis as follows:

Other used car dealer acquisitions
Cash	$1,270
Capital injection receivable	10,946
Inventory	30,622
Goodwill	39,043
Noncontrolling interest	12,094

The purchase price comprised of:
—Cash consideration	27,743
—Forgiveness of financing receivable	14,206
—Contingent consideration	27,330
Total	$69,279

The goodwill is mainly attributable to intangible assets that cannot be recognized separately as identifiable assets under US GAAP, and comprise of (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergies resulting from these acquisitions.

Among all the acquisitions that were completed in 2017, some had capital injections made by both the Company and the non-controlling shareholders on the acquisition date, such as Chongqing. 30% of the cash was contributed by the Company and 70% contributed by the non-controlling shareholders, while the ownership interests remained at the agreed 70% and 30%, respectively. Consequently, the fair value of the acquired assets less the fair value of the non-controlling interest does not equal to the aggregate purchase price of all the acquisitions completed in 2017.

The following information summarizes the results of operations attributable to the acquisitions included in the Company’s consolidated statement of operations since the acquisition date:

	Year ended December 31, 2017
	Shandong	Chongqing	Wuhan	Others
Net revenues	$33,263	$17,290	—	$71,483
Net gain (loss)	$1,383	$180	(10)	$(1,652)

Subsequent to the issuance of the Company’s 2015, 2016 and 2017 consolidated financial statements on November 21, 2018, the results of operations attributable to the acquisitions since the acquisition date have been corrected from the amounts previously reported to include revenue related to automobile sales related to those acquisitions.

Pro forma information of acquisitions

Supplementary pro-forma revenues and net earnings for the combined entity, as if business combination had been acquired as of January 1, 2015 were not included as it is impracticable since the used car dealerships did not have sound accounting systems to maintain reliable accounting records historically prior to the acquisitions and creating reliable accounting records would require an unreasonably significant amount of effort and resources. Post acquisition, the newly established entities began to create and maintain accounting records.

F-35

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

6. FINANCING RECEIVABLE

Financing receivable consists of the following:

	As of December 31,
	2016	2017
Current financing receivable
Used car financing	$277,683	$129,018
Other financing	17,680	27
Less allowance for financing receivable	(3,357)	(3,692)
Current financing receivable, net	$292,006	$125,353
Long-term financing receivable
Used car financing	$54	$8
Other financing	—	—
Less: allowance for long-term financing receivable	—	—
Long-term financing receivable, net	$54	$8

Financing receivable mainly represents both the principal and financing income receivable associated with the used car dealership financing services expected to be collected from the used car dealerships receiving financing under the financing business at the respective balance sheet dates.

Used car financing is secured with pledged assets, which are used car with value not less than the financing receivable. Other financing receivable mainly related to rental financing provided to individuals referred by rental agent. Such services were terminated in January 2016 and substantially all the remaining balance was collected in 2017.

The following table presents nonaccrual financing receivable as of December 31, 2016 and 2017, respectively.

	As of December 31,
	2016	2017
Used car financing	$3,337	$7,373
Other financing	6	6
	$3,343	$7,379

The following table presents the past-due aging of financing receivable as of December 31, 2017.

	0 - 90 days past-due aging	over 90 days past-due aging	total past due	current	total financing receivable
Used car financing	$9,654	$7,373	$17,027	$111,999	$129,026
Other financing	21	6	27	—	27
	$9,675	$7,379	$17,054	$111,999	$129,053

F-36

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

6. FINANCING RECEIVABLE (cont.)

The following table presents the past-due aging of financing receivable as of December 31, 2016.

	0 - 90 days past-due aging	over 90 days past-due aging	total past due	current	total financing receivable
Used car financing	$1,160	$3,337	$4,497	$273,240	$277,737
Other financing	—	6	6	17,674	17,680
	$1,160	$3,343	$4,503	$290,914	$295,417

Movement of allowance for financing receivable is as follows:

	As of December 31,
	2015	2016	2017
Beginning balance	$—	$(431)	$(3,357)
Charge to cost of revenues	(437)	(3,165)	(12,717)
Write off of financing receivable	—	119	12,933
Exchange difference	6	120	(551)
Ending balance	$(431)	$(3,357)	$(3,692)

For the years ended December 31, 2015, 2016 and 2017, the Company considered loan principal and financing income receivables meeting any of the following conditions as uncollectible and has further written them off: (i) death of the borrower; or (ii) unable to reach the borrower.

F-37

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

7. PREPAID EXPENSES AND OTHER CURRENT ASSETS

		As of December 31,
	Note	2016	2017
Advances to third parties	(i)	$402	$13,986
Prepaid expenses		668	1,332
Deposits		4,034	2,970
Funds receivable	(ii)	3,523	2,239
Loan to a third party	(iii)	—	2,305
Other receivable	(iv)	—	4,209
Other current assets		123	3,645
Total		$8,750	$30,686

(i)	Advances to third parties represents cash advanced to third party dealerships. Specifically, the Company acts as an agent and assists other dealerships in the sale of their cars by allowing them to move their cars to the Company’s own lot. The Company pays those third party dealerships an advance amounting to the value of the car. The Company agrees to market those cars and if successfully sold, receives a commission from those third party dealerships. The Company does not take title to the cars and merely acts as an agent. The advance is subsequently settled either (1) when the car is sold by the Company or (2) if the car is not sold, the cash is remitted back to the Company by the third party dealership. The balance was substantially collected after year-end and the commission earned from the above arrangements is immaterial for the years ended December 31, 2015, 2016 and 2017.

(ii)	Funds receivable mainly represents balances paid by individuals that are held at a third party electronic payment channel as of December 31, 2016 and 2017. The balances were collected subsequent to year-end.

(iii)	The balance represents the loan to a third party, which bears an annual interest rate 10% and has a loan period of one year.

(iv)	Other receivable mainly represents cash advanced to customers of third party dealerships for purchase of cars for which loans were approved by a bank but for which the customers have not yet received the cash. The amount was subsequently collected by the Company after year-end.

F-38

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

8. PROPERTY AND EQUIPMENT, NET

	As of December 31,
	2016	2017
Computer equipment and application software	$149	$136
Furniture and vehicles	30	54
	$179	$190
Less: Accumulated depreciation	$(70)	$(50)
	$109	$140

Depreciation expense from continuing operations was $9, $51 and $42 for the years ended December 31, 2015, 2016 and 2017, respectively.

No impairment loss was incurred for the years ended December 31, 2015, 2016 and 2017, respectively.

9. GOODWILL

Amount
Balance at January 1, 2017	—
Addition in goodwill related to acquisitions	$89,275
Exchange difference	2,369
Balance at December 31, 2017	$91,644

The Company’s goodwill reflects the excess of the consideration paid or transferred including the fair value of contingent consideration over the fair values of the identifiable net assets acquired. The goodwill balance as of December 31, 2017 relates to the various used car dealerships acquired during the year ended December 31, 2017. Refer to Note 5 for further details.

To assess potential impairment of goodwill, the Company performs an assessment of the carrying value of the reporting unit at least on an annual basis or when events occur or circumstances change that would more likely than not reduce the estimated fair value of the reporting unit below its carrying value. If the carrying value of a reporting unit exceeds its fair value, the Company would perform the second step in its assessment process and record an impairment loss to earnings to the extent the carrying amount of the reporting unit’s goodwill exceeds its implied fair value. The Company estimates the fair value of its reporting units through internal analysis and external valuations, the company has two reporting units: used car business and car financing business which utilize the income approach through the application of discounted cash flow methods. These valuations are based on a number of estimates and assumptions, including the projected future operating results of the reporting unit and discount rates. The Company has performed its annual test for impairment of goodwill in accordance with the accounting standard as of December 31, 2017, and determined that it was not more likely than not that goodwill was impaired, and therefore did not recognized any impairment loss during the year ended December 31, 2017.

F-39

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

10. SHORT-TERM DEBT AND LONG-TERM DEBT

Short-term debt

		As of December 31,
	Note	2016	2017
Bank of Shanghai	(i)	$7,202	$12,296
Hengfeng Bank	(ii)	—	49,183
Total		$7,202	$61,479

(i)	In November 2016, the Company entered into a short-term loan agreement with Bank of Shanghai for $7,202. The loan bears an annual interest rate of 141.5% of the one year loan interest rate quoted by the People’s Bank of China and has a loan period of six months. The Chief Executive Officer (“CEO”) of the Company provided joint and several liability guarantee for the loan. The Company repaid the loan in May 2017.

In February 2017, the Company entered into a six-month loan agreement with Bank of Shanghai for $4,358. The loan bears an annual interest rates of 143.5% of the one year loan interest rate quoted by the People’s Bank of China and has a loan period of five months. The Company repaid the loan in August 2017.

In May and August 2017, the Company entered into five short-term loan agreements with Bank of Shanghai for a total of $12,296. The loans bear an annual interest rates ranging from 137.9% to 149.4% of the one year loan interest rate quoted by the People’s Bank of China and have loan periods ranging from eight to eleven months. The Company repaid the loans in April 2018.

(ii)	In March 2017, the Company entered into a loan agreement with Hengfeng Bank for $33,045. The loan bears an annual interest rate of 109.2% of the one year loan interest rate quoted by the People’s Bank of China. The Company repaid $2,305 of the principal during the year ended December 31, 2017. $3,074 of the principal is due during the year ended December 31, 2018 and the remaining balance, classified as long-term debt, is due during the years ended December 31, 2019 and 2020.

In May 2017, the Company entered into three short-term loan agreements with Hengfeng Bank for $46,109. The loans bear an annual interest rate of 98.9% of the one year loan interest rate quoted by the People’s Bank of China and has a loan period of one year.

Long-term debt

		As of December 31,
	Note	2016	2017
Hengfeng Bank	(ii)	$—	$27,665
Total		$—	$27,665

F-40

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

11. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	As of December 31,
	2016	2017
Employee payroll and welfare payables	$1,031	$1,543
Other tax payable	1,739	5,772
Accrued professional, marketing and rental expenses	805	1,297
Interest payable	—	1,311
Other payables	3,009	1,303
Total	$6,584	$11,226

12. PAYABLE TO INVESTORS

In the ordinary course of business, through the peer-to-peer platforms and the Company’s Plans, the Company identifies investors and transfers creditors’ rights to those investors. The Company further offers different investment periods to investors with various annual interest rates while those credit rights are held by the investors. The terms of the sales require the Company to repurchase those creditors’ rights from investors prior to or upon the maturity of the investment period. As a result, the sales of those creditors’ rights are not accounted for as a sale and remain on the consolidated balance sheet and are recorded as payable to investors in the Company’s consolidated balance sheet.

Short-term payable to investors includes payable with terms shorter than one year as well as the current portion of the payable to investors. Long-term payable to investors includes payable with terms greater than one year.

				As of December 31,
		Fixed annual rate (%)	Term	2016	2017
Short-term payable to investors	(i)	8.6% - 11.0%	15 Days - 12 Months	$172,509	$136,961
Long-term payable to investors	(i)	5.5% - 7.0%	21 Months	$59,916	$—

(i)	The long-term payable to investors as of December 31, 2016 relates to the Plan, which expired on May 17, 2018. The remaining balance from the Plan as of December 31, 2017 became short-term payable to investors.

F-41

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

13. INCOME TAXES

The Company and Renren Finance Inc. are both incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the companies are not subject to income or capital gains taxes.

Jet Sound Hong Kong Company Limited was incorporated in Hong Kong and is subjected to Hong Kong profits tax at 16.5%. No provision for Hong Kong profits tax has been made as Jet Sound Hong Kong Company Limited has no assessable profits in Hong Kong in the fiscal years ended December 31, 2015, 2016 and 2017.

Other subsidiaries and VIEs of the Company domiciled in the PRC were subject to 25% statutory income tax rate in the years presented.

The EIT Law includes a provision specifying that legal entities organized outside PRC will be considered residents for Chinese income tax purposes if their place of effective management or control is within PRC. If legal entities organized outside PRC were considered residents for Chinese income tax purpose, they would become subject to the EIT Law on their worldwide income. This would cause any income from legal entities organized outside PRC earned to be subject to PRC’s 25% EIT. The Implementation Rules to EIT Law provide that non-resident legal entities will be considered as PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc. reside within PRC.

Beijing Qilin Wings Technology Development Co., Ltd., incorporated in the PRC on January 16, 2013, qualified as a “High and New Tech Enterprise” in 2017, and therefore was entitled to a preferential tax rate of 15% for the following three years.

Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Company does not believe that the legal entities organized outside PRC should be characterized as PRC residents for EIT Law purposes.

Under the EIT Law and its implementation rules which became effective on January 1, 2008, dividends generated after January 1, 2008 and payable by a foreign-invested enterprise in PRC to its foreign investors who are non-resident enterprises are subject to a 10% withholding tax, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with PRC that provides for a different withholding arrangement. The Cayman Islands, where the Company is incorporated, does not have a tax treaty with PRC.

The Company’s subsidiaries and VIEs located in the PRC had aggregate accumulated deficits as of December 31, 2017. Accordingly, no deferred tax liability had been accrued for the Chinese dividend withholding taxes as of December 31, 2017.

The current and deferred component of income tax expenses which were substantially attributable to the Company’s PRC subsidiaries and VIEs and VIEs’ subsidiaries, are as follows:

	Years ended December 31,
	2015	2016	2017
Current income tax expenses	$1,859	$1,690	$1,158
Deferred income tax expenses	—	—	—
Total income tax expenses	$1,859	$1,690	$1,158

F-42

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

13. INCOME TAXES (cont.)

The principal components of the deferred tax assets and liabilities are as follows:

	As of December 31,
	2016	2017
Deferred tax assets
Provision for doubtful accounts	$3,929	$1,083
Accrued payroll and welfare	258	330
Accrued liabilities – current	512	437
Advertising fee	119	223
Net operating loss carry forwards	332	6,335
Less valuation allowance	(5,150)	(8,408)
Deferred tax assets, net	$—	$—
Deferred tax liabilities	$—	$—

The Company operates through multiple subsidiaries and VIEs and VIEs’ subsidiaries. The valuation allowance is considered on each individual entity basis. The subsidiaries and VIEs and VIEs’ subsidiaries registered in the PRC have total deferred tax assets related to net operating loss carry forwards at $332 and $6,335 as of December 31, 2016 and 2017, respectively. The Company assessed the available evidence to estimate if sufficient future taxable income would be generated to use the existing deferred tax assets. As of December 31, 2016 and 2017, full valuation allowances were established because the Company believes that it is more likely than not that its deferred tax assets will not be utilized as it does not expect to generate sufficient taxable income in the near future.

Reconciliation between the income taxes expense computed by applying the PRC tax rate to loss before the provision of income taxes and the actual provision for income taxes is as follows:

	Years ended December 31,
	2015	2016	2017
Loss before provision of income tax	$(360)	$(14,298)	$(29,004)
PRC statutory income tax rate	25%	25%	25%
Income tax at statutory tax rate	(90)	(3,575)	(7,251)
Taxable deemed interest income from inter-company interest-free loans	923	2,335	2,517
Non-deductible loss and other expenses not deductible for tax purposes	145	1,630	2,064
Effect of income tax rate differences in jurisdictions other than the PRC	2	153	—
Effect of tax holiday	—	—	570
Changes in valuation allowance	879	1,147	3,258
Income tax expenses	$1,859	$1,690	$1,158

If the Company did not enjoy income tax exemptions and preferential tax rates for the year ended December 31, 2017, the increase in income tax expenses and net loss per share (both basic and diluted) for the year ended December 31, 2017 would be immaterial.

The Company did not identify significant unrecognized tax benefits for the years ended December 31, 2015, 2016 and 2017, respectively. The Company did not incur any interest and penalties related to potential underpaid income tax expenses.

Since January 1, 2008, the relevant tax authorities have not conducted a tax examination on the Company’s PRC entities. In accordance with relevant PRC tax administration laws, tax years from 2013 to 2017 of the Company’s PRC subsidiaries and VIEs and VIEs’ subsidiaries remain subject to tax audits as of December 31, 2017, at the tax authority’s discretion.

F-43

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

14. ORDINARY SHARES

On March 7, 2011, the Company was established with a total authorized of 800,000,000 ordinary shares, with par value of $0.0001 for each share. On March 31, 2011, Renren Inc. purchased 1 issued ordinary share in the Company and became its sole shareholder. On the same day, the Company issued 87,036,999 ordinary shares to Renren and subsequently Renren aggregately held 87,037,000 of its ordinary shares. On January 19, 2017, the Company further issued 412,963,000 ordinary shares to Renren Inc. and subsequently Renren Inc. aggregately held 500,000,000 of its ordinary shares. On January 4, 2018, Renren Inc. surrendered 340,000,000 ordinary shares to the Company and subsequently held in aggregate 160,000,000 of its ordinary shares. The issuance of 412,963,000 ordinary shares in 2017 and the surrender of 340,000,000 ordinary shares in 2018 by Renren Inc. were accounted for as share split and reverse share split, respectively, and accordingly, all references to numbers of ordinary shares and per-share data in the accompanying consolidated financial statements have been adjusted to reflect such issuance/surrender of shares on a retroactive basis.

15. FAIR VALUE MEASUREMENTS

Assets and liabilities measured or disclosed at fair value

The Company measures its financial assets and liabilities, including cash and cash equivalents, restricted cash and contingent consideration at fair value on a recurring basis as of December 31, 2016 and 2017. The Company measured its financing receivables, short-term and long-term debt and payable to investors at amortized cost. Cash and cash equivalents and restricted cash are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market. The carrying value of financing receivable and payable to investors approximate their fair value due to their short-term nature and are considered level 3 measurement. Such fair value was estimated by discounting scheduled cash flows through the estimated maturity with estimated discount rates based on current offering rates of comparable financings with similar terms. The carrying value of the debt obligations approximate fair value considering the borrowing rates are at the same level of the current market yield for the comparable debts and represent a level 2 measurement. The carrying value of amounts due from/to related parties approximate fair value due to the relatively short maturity.

F-44

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

15. FAIR VALUE MEASUREMENTS (cont.)

Assets and liabilities measured or disclosed at fair value (cont.)

The following tables present the fair value hierarchy for assets and liabilities measured at fair value:

	As of December 31, 2017
	Fair Value Measurement at the Reporting Date using
	Quoted price in active markets for identical assets Level 1	Significant other observable inputs Level 2	Significant unobservable inputs Level 3	Total
Cash and cash equivalents	$17,194	$—	$—	$17,194
Restricted cash	47,253	—	—	47,253
Contingent consideration	—	—	(66,794)	(66,794)
Total	$64,447	$—	$(66,794)	$(2,347)

	As of December 31, 2016
	Fair Value Measurement at the Reporting Date using
	Quoted price in active markets for identical assets Level 1	Significant other observable inputs Level 2	Significant unobservable inputs Level 3	Total
Cash and cash equivalents	$34,697	$—	$—	$34,697
Restricted cash	288	—	—	288
Contingent consideration	—	—	—	—
Total	$34,985	$—	$—	$34,985

F-45

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

15. FAIR VALUE MEASUREMENTS (cont.)

Assets and liabilities measured or disclosed at fair value (cont.)

The Company did not transfer any assets or liabilities in or out of Level 3 during the years ended December 31, 2016 and 2017. The Company determines the fair value of contingent consideration by using discounted cash flow method which includes significant unobservable inputs that are classified as level 3 in the fair value hierarchy. The key assumptions used in the valuation of the contingent consideration are summarized in the table below:

Planed offering date	September 30, 2018
Discount rate (from acquisition date to offering date)	15%
Discount rate (from offering date to the last settlement date)	2.75%
Offering probability as of December 31, 2017	45%

The following is a reconciliation of the beginning and ending balances for contingent consideration measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, 2017:

Amounts
Balance at acquisition date	$62,493
Fair value change	2,601
Exchange difference	1,700
Balance at December 31, 2017	$66,794

Assets measured at fair value on a nonrecurring basis

The Company measured its property and equipment and goodwill at fair value on a nonrecurring basis whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable. The Company measures the purchase price allocation at fair value on a nonrecurring basis as of the acquisition dates.

F-46

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

16. SHARE-BASED COMPENSATION

Renren Inc. Incentive Plan (the “Renren Plan”)

Renren Inc. adopted the 2003 Stock Incentive Plan (the “2003 Plan”), the 2004 Stock Incentive Plan (the “2004 Plan”), the 2006 Equity Incentive Plan (the “2006 Plan”), the 2008 Equity Incentive Plan (the “2008 Plan”), the 2009 Equity Incentive Plan (the “2009 Plan”), the 2011 Share Incentive Plan (the “2011 Plan”), and the 2016 Share Incentive Plan (the “2016 Plan”) for purpose of granting of stock options and incentive stock options to employees and executives to reward them for service to the parent and to provide incentives for future service. In 2006, Renren Inc. adopted the 2006 Plan to replace the 2003 Plan, 2004 Plan and 2005 Plan. On February 26, 2016, Renren Inc. amended the 2011 Plan and 45,000,000 ordinary shares have been added to the award pool under the 2011 Plan. The maximum aggregate number of shares which may be issued pursuant to all awards under the 2006 Plan, 2008 Plan, 2009 Plan, 2011 Plan, 2016 Plan and Link224 Inc. Plan is 97,430,220, 30,529,630, 40,000,000, 110,014,158, 53,596,236 and 13,055,529, respectively. The term of the options may not exceed ten years from the date of the grant, except for the situation of amendment, modification and termination. The awards under the above plans are subject to vesting schedules ranging from immediately upon grant to six years subsequent to grant date.

On August 24, 2017, Renren Inc.’s Compensation Committee approved to reduce the exercise price for all outstanding options previously granted with an exercise price higher than $0.478 per ordinary share to $0.478 per share. Such reduction was accounted by Renren Inc. as a share option modification and required the re-measurement of these share options at the time of the modification. The total incremental cost as a result of the modification was $10,382. The incremental cost related to vested options amounted to $3,442 and was recorded in the consolidated statements of operations during the year ended December 31, 2017. The incremental cost related to unvested options amounted to $6,940 and will be recorded over the remaining service period.

Renren Inc. calculated the estimated fair value of the options on the respective grant dates using the binomial option pricing model with the assistance from independent valuation firms, with the following assumptions used in 2016. Renren Inc. did not grant any options in 2015 and 2017. The weighted-average grant-date fair value of the share options granted during 2016 was $0.54, respectively.

Year ended December 31,
2016
Using binomial model
Risk-free interest rate	2.0%
Volatility	50%
Expected term (in years)	10
Exercise price	$1.227
Dividend yield	—

(1)	Volatility

The volatility of the underlying ordinary shares during the life of the options was estimated based on the historical stock price volatility of listed comparable companies over a period comparable to the expected term of the options.

(2)	Risk-free interest rate

Risk-free interest rate was estimated based on the yield to maturity of treasury bonds of the United States with a maturity period close to the expected life of the options.

F-47

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

16. SHARE-BASED COMPENSATION (cont.)

Renren Inc. Incentive Plan (the “Renren Plan”) (cont.)

(3)	Expected term

For the options granted to employees, Renren Inc. estimated the expected term based on the vesting and contractual terms and employee demographics. For the options granted to non-employees, Renren Inc. estimated the expected term as the original contractual term.

(4)	Dividend yield

The dividend yield was estimated by Renren Inc. based on its expected dividend policy over the expected term of the options.

(5)	Exercise price

The exercise price of the options was determined by Renren Inc.’s board of directors.

(6)	Fair value of underlying ordinary shares

The closing market price of Renren Inc.’s ordinary shares on the grant date was used.

The aggregate intrinsic value was calculated as the difference between the exercise price of the underlying awards and the closing stock price of $1.23, $0.53 and $0.69 of Renren Inc.’s ordinary share on December 31, 2015, 2016 and 2017, respectively. The total intrinsic value of options exercised for the years ended December 31, 2015, 2016 and 2017 were $2,044, $1,118 and $293, respectively. The total fair value of options vested during the years ended December 31, 2015, 2016 and 2017 were $23,008, $12,721, and $16,036, respectively.

F-48

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

16. SHARE-BASED COMPENSATION (cont.)

Renren Inc. Incentive Plan (the “Renren Plan”) (cont.)

The following table summarizes information with respect to share options outstanding as of December 31, 2016:

	Options outstanding				Options exercisable
Range of exercise prices	Number outstanding	Weighted average remaining contractual life	Weighted average exercise price	Weighted average intrinsic value	Number of exercisable	Weighted average remaining contractual life	Weighted average exercise price	Weighted average intrinsic value
$0.08 ~ $0.18	1,469,135	1.78	$0.18	$514	1,469,100	1.78	$0.18	$514
$0.2 ~ $0.3	400,000	0.77	$0.28	$102	399,999	0.77	$0.28	$102
$0.35 ~ $0.38	1,059,802	0.77	$0.36	$184	1,059,792	0.77	$0.36	$184
$0.873 ~ $1.3	142,517,623	7.37	$0.97	—	77,563,638	6.53	$0.87	—
	145,446,560			$800	80,492,529			$800

	Number of Shares	Weighted average exercise price	Weighted average grant date fair value
Balance, January 1, 2016	112,882,397	$0.82	$0.69
Granted	39,752,430	$1.227	$0.54
Exercised	(2,637,393)	$0.44	$0.33
Forfeited	(4,550,874)	$0.09	$1.60
Balance, December 31, 2016	145,446,560	$0.96	$0.63
Exercisable, December 31, 2016	80,492,529	$0.85
Expected to vest, December 31, 2016	64,954,031	$1.09

F-49

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

16. SHARE-BASED COMPENSATION (cont.)

Renren Inc. Incentive Plan (the “Renren Plan”) (cont.)

The following table summarizes information with respect to share options outstanding as of December 31, 2017:

	Options outstanding				Options exercisable
Range of exercise prices	Number outstanding	Weighted average remaining contractual life	Weighted average exercise price	Weighted average intrinsic value	Number of exercisable	Weighted average remaining contractual life	Weighted average exercise price	Weighted average intrinsic value
$0.08 ~ $0.18	442,515	1.62	$0.18	$227	442,455	1.62	$0.18	$227
$0.3 ~ $0.48	141,039,101	6.40	$0.48	$30,276	105,631,485	5.96	$0.48	$22,676
	141,481,616			$30,503	106,073,940			$22,903

	Number of shares	Weighted average exercise price	Weighted average grant date fair value
Balance, December 31, 2016	145,446,560	$0.96	$0.63
Exercised	(1,715,895)	$0.33	$0.30
Forfeited	(2,249,049)	$0.36	$0.16
Balance, December 31, 2017	141,481,616	$0.48	$0.64
Exercisable, December 31, 2017	106,073,940	$0.48
Expected to vest, December 31, 2017	35,407,676	$0.48

For employee stock options, Renren Inc. recorded share-based compensation from continuing operations of $22,989, $19,420 and $23,904 and from discontinued operations of $1,736, $nil and $nil for the years ended December 31, 2015, 2016 and 2017, respectively, based on the fair value on the grant dates over the requisite service period of award using the straight-line method.

For non-employee options, share based compensation was immaterial for the years ended December 31, 2015, 2016 and 2017, respectively.

As of December 31, 2017, there was $22,147 unrecognized share-based compensation expense relating to share options. This amount is expected to be recognized over a weighted-average vesting period of 1.70 years.

F-50

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

16. SHARE-BASED COMPENSATION (cont.)

Nonvested restricted shares

A summary of the nonvested restricted shares activity is as follows:

	Weighted number of nonvested restricted shares	Weighted average fair value per ordinary share at the grant dates
Outstanding as of January 1, 2015	5,712,993	$1.10
Granted	6,025,092	$0.97
Vested	(2,084,511)	$1.04
Forfeited	(3,643,836)	$1.04
Outstanding as of December 31, 2015	6,009,738	$1.02
Granted	14,244,837	$1.00
Vested	(2,648,934)	$1.02
Forfeited	(1,670,433)	$1.02
Outstanding as of December 31, 2016	15,935,208	$1.00
Granted	1,475,608	$0.53
Vested	(5,182,140)	$1.01
Forfeited	(1,425,993)	$0.90
Outstanding as of December 31, 2017	10,802,683	$0.95

Renren Inc. recorded compensation expenses based on the fair value of nonvested restricted shares on the grant dates over the requisite service period of award using the straight line vesting attribution method. The fair value of the nonvested restricted shares on the grant date was the closing market price of the ordinary shares as of the date. Renren Inc. recorded compensation expenses related to nonvested restricted shares in an amount of $1,509, $4,124 and $4,112 during the years ended December 31, 2015, 2016 and 2017, respectively.

Total unrecognized compensation expense amounting to $10,323 related to nonvested restricted shares granted as of December 31, 2017. The expense is expected to be recognized over a weighted-average period of 2.12 years.

Share-based compensation expense under the Renren Plan allocated to the Company

The share-based compensation expense under Renren Plan allocated to the Company amounted to $476, $3,707 and $4,502 for the years ended December 31, 2015, 2016 and 2017, respectively. These expenses are part of selling and marketing expenses, research and development expenses, and general and administrative expenses allocated from Renren, which were waived and have been reflected as capital contributions as of the date such expenses were originally allocated.

F-51

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

17. RELATED PARTY BALANCES AND TRANSACTIONS

The table below sets forth major related parties and their relationships with the Company:

Company Name	Relationship with the Company
Renren Inc.	Parent of the Company
268V Limited.	Investee of the Parent
Beijing Yunke Logistic Co., Ltd.	A subsidiary of investee of the Parent

Details of related party balances and transactions as of December 31, 2016 and 2017 are as follows:

(1)	Amounts due from related parties:

As of December 31, 2016 and 2017, amounts due from related parties were $3,130 and $1,458, respectively, and details are as follows:

	As of December 31,
	2016	2017
268V Limited	$3,000	$—
Others	130	1,458
Total	$3,130	$1,458

(2)	Amounts due to related parties:

	As of December 31,
	2016	2017
Renren and its subsidiaries(i)	$108,437	$69,524
Others	222	7,054
Total	$108,659	$76,578

(i)	The amount represents advanced funds provided by Renren and its subsidiaries to finance the operations of the Company’s daily operations. The amounts are interest-free and are repayable on demand.

F-52

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

17. RELATED PARTY BALANCES AND TRANSACTIONS (cont.)

(3)	Transactions with related parties:

	Note	Years ended December 31,
		2015	2016	2017
Loan to 268V Limited		$—	$3,000	$—
Loan to Beijing Yunke Logistic Co., Ltd. (“Yunke”), a subsidiary of investee of the Parent	(i)	—	883	8,591
Others		134	—	1,317
Total		$134	$3,883	$9,908

(i)	The balance represents the loan to Yunke, which is an equity investee of the Parent of the Company. In June 2016, the Company entered into a revolving factoring credit facility agreement (“the Facility”) with Yunke. The Facility has a two-year term with the option for extensions, which allows Yunke to receive approximately $2,889 (RMB 20 million) revolving factoring line of credit from the Company. The Facility is backed by deposits amounting to approximately $154 (RMB 1 million) paid to the Company. $883 and $8,591 was extended to Yunke during fiscal year of 2016 and 2017, respectively. During the year ended December 31, 2017, Yunke repaid the full amount and there was no outstanding balance as of December 31, 2017.

(4)	In November 2016, the CEO of the Company provided joint and several liability guarantee for a short-term debt with a principal of $7,202 (see Note 10).

(5)	During the year ended December 31, 2016, the Company distributed $56,055 profit related to one of its subsidiary to Renren. The distribution was non-cash and settled by the waiving of the same amount of the Company’s related party payable to Renren.

(6)	During the year ended December 31, 2016, the Company recognized expenses related to service purchased from Renren and its subsidiaries amounting to $2,260.

F-53

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

18. SEGMENT INFORMATION

The Company’s Chief Operating Decision Maker (the “CODM”) during the years ended December 31, 2015, 2016 and 2017 is the Chief Executive Officer of Renren, who is responsible for decisions about allocating resources and assessing performance of the Company.

An operating segment is a component of the Company that engages in business activities from which it may earn revenues and incur expenses, and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by the Company’s CODM. For the years ended December 31, 2015, 2016 and 2017, the Company’s CODM reviewed the financial information of the used car sales business and used car financing business carried out by the Company on a consolidated basis. Therefore, the Company has one operating and reportable segment. The Company operates solely in the PRC and all of the Company’s long-lived assets are located in the PRC.

The Company does not allocate assets to its current operating segments as management does not believe that allocating these assets is useful in evaluating these segments’ performance. Accordingly, the Company has not made disclosure of total assets by reportable segment.

All of the Company’s revenue for the years ended December 31, 2015, 2016 and 2017 was generated from the PRC.

As of December 31, 2016 and 2017, respectively, substantially all of long-lived assets of the Company were located in the PRC.

Other segment information

Automobile sales related to used car and new car sales. Financing income related to revenue generated from its used car financing services. Other revenue mainly included commission received by the Company from insurance companies for its facilitating services.

	Years ended December 31,
	2015	2016	2017
Automobile sales
Used car sales	$—	$—	$98,244
New car sales	—	—	22,840
Financing income	4,798	20,778	26,426
Others	—	68	2,340
Total	$4,798	$20,846	$149,850

F-54

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

19. COMMITMENTS

(1)	Operating lease as lessee

The Company leases its facilities and offices under non-cancelable operating lease agreements. These leases expire through 2027 and are renewable upon negotiation. Rental and other expenses under operating leases for 2015, 2016 and 2017 from continuing operations were $45, $513 and $1,499, respectively.

Future minimum lease payments under such non-cancellable leases as of December 31, 2017 are as follows:

2018	$2,471
2019	1,609
2020	1,324
2021 and thereafter	1,686
Total	$7,090

(2)	Future minimum principal payments related to the Company’s long-term debts as of December 31, 2017 are as follows (see Note 10):

2018	$3,074
2019	3,074
2020	24,591
Total	$30,739

20. EMPLOYEE BENEFIT PLAN

Full time employees of the Company in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Company accrues for these benefits based on certain percentages of the employees’ salaries. The total provisions for such employee benefits from continuing operations were $411, $1,839 and $2,808 for the years ended December 31, 2015, 2016 and 2017, respectively.

F-55

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

21. STATUTORY RESERVE AND RESTRICTED NET ASSETS

In accordance with the Regulations on Enterprises with Foreign Investment of China and their articles of association, the Company’s subsidiaries and VIE entities located in the PRC, being foreign invested enterprises established in the PRC, are required to provide for certain statutory reserves. These statutory reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund or discretionary reserve fund, and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires a minimum annual appropriation of 10% of after-tax profit (as determined under accounting principles generally accepted in China at each year-end); the other fund appropriations are at the subsidiaries’ or the affiliated PRC entities’ discretion. These statutory reserve funds can only be used for specific purposes of enterprise expansion, staff bonus and welfare, and are not distributable as cash dividends except in the event of liquidation of the Company’s subsidiaries, the Company’s affiliated PRC entities and their respective subsidiaries. The Company’s subsidiaries and VIE entities are required to allocate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital. As of December 31, 2017, none of the Company’s PRC subsidiaries and VIE entities had a general reserve that reached the 50% of their registered capital threshold, therefore they will continue to allocate at least 10% of their after-tax profits to the general reserve fund.

Appropriations to the enterprise expansion reserve and the staff welfare and bonus reserve are to be made at the discretion of the board of directors of each of the Company’s subsidiaries. The appropriation to these reserves by the Company’s PRC subsidiaries was $nil, $nil and $nil for the years ended December 31, 2015, 2016 and 2017, respectively.

As a result of these PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital and the statutory reserves of the Company’s PRC subsidiaries and VIE entities. The aggregate amounts of capital and statutory reserves restricted which represented the amount of net assets of the relevant subsidiaries and VIE entities in the Company not available for distribution was $83,389 and $96,708 as of December 31, 2016 and 2017, respectively.

F-56

KAIXIN AUTO GROUP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2015, 2016 AND 2017

(In thousands of US dollars, except share and per share data, or otherwise noted)

22. SUBSEQUENT EVENT

The Company has evaluated subsequent events to the balance sheet date of December 31, 2017 through November 21, 2018, the issuance date of these financial statements.

Stock incentive plan

On January 31, 2018, the Board of Directors of the Company approved a stock incentive plan (the “Kaixin Auto Group 2018 Plan”) to grant 40,000,000 share options or restricted shares of the Company to the employees and consultants of the Company. In May 2018, the Board of Directors of the Company amended the total share numbers up to 140,000,000 ordinary shares. On March 15, 2018, the Company granted an aggregate of 35,461,500 options to purchase the ordinary shares of the Company to certain of its directors, officers and employees as compensation.

Business acquisitions

During the first half year of 2018, the Company entered into separate equity purchase agreements with three after-sales service centers and a dealership. The structure of the acquisitions are consistent with that described in Note 5. The Company initially purchased all inventories, from each service center or dealership, Shanxi Jieying Weilan Automobile Sales Co., Ltd., Jinan Zhoushuo Yidong Automobile Trading Co., Ltd, Chongqing Zhoushuo Xingqi Automobile Service Co., Ltd. and Suzhou Zhoushuo Lujie Automobile Service Co., Ltd. The Company subsequently entered into equity purchase agreement to purchase the new entity set up by the owners of each after-sales service center and car dealership. As consideration for these acquisitions, the Company agreed to (1) pay a total of $5,187 cash consideration which includes partial consideration for the inventories purchased as well as capital contribution to the entities acquired, (2) forgive the financing receivable outstanding amounting to $1,428 that was previously provided by the Company to the used car dealership and (3) provide contingent consideration to be paid upon the successful offering of the Company.

Repayments of short-term loan and long-term loan

In May 2018, the Company repaid short-term bank loan of $46,109 to Hengfeng Bank in according to loan repayment schedule. In May 2018, the Company also repaid its short-term loan and long-term loan of $30,739 to Hengfeng Bank under the loan agreement entered in March 2017. Upon repayment, all the loan agreements with Hengfeng Bank were terminated. (See Note 10(ii)).

Legal Proceeding

On August 6, 2018, Ji’nan Dealership received a notice from local police station regarding an investigation of the Dealership premises. Certain assets of Ji’nan Dealership are not assessable pursuant to the investigation.

Share exchange agreement with CM Seven Star Acquisition Corporation

On November 2, 2018, the Company, Renren and CM Seven Star Acquisition Corporation (“CM7Star”) (NASDAQ:CMSS) entered into a definitive share exchange agreement. Pursuant to this agreement, the signing parties agreed to execute the following transactions:

●	CM7Star to acquire 100% of the issued and outstanding shares of the Company from Renren in exchange for an initial consideration of approximately 28.3 million CM7Star shares;

●	Kaixin Auto and Renren to enter into amendment agreements with dealership and after-sales service center operators that Renren is to settle contingent obligations, for Kaixin, to the dealership and after-sale service center operators. Please refer to note 5 for details of the acquisition arrangements;

●	All the options granted under Kaixin Auto Group 2018 Plan to be cancelled and replaced by the awards under CM7Star;

●	Renren to waive all the outstanding loans made to Kaixin and/or Kaixin’s subsidiaries without recourse by Renren or any of Renren’s subsidiaries;

●	Kaixin to transfer its equity interests in Shandong Jieying Huaqi Auto Service Co. (“Ji’nan Dealership”) along with the relevant assets to Renren at the consideration of $20,220.

Additionally, the Company, Renren and CM7Star intend to amend the agreements with its dealership operators to confirm that the business combination with CM7Star qualifies as an initial public offering, following which Renren will assume all liability for settling the contingent obligations.

On November 15, 2018, the equity interest registration of Ji’nan Dealership had been transferred to Beijing Qianxiang Wangjing Technology Development Co., Ltd, a wholly owned subsidiary of Renren.

Other than the transfer of equity interest for Ji’nan Dealership, the aforementioned transactions have not been completed as of the date of this report. Kaixin is in the process of evaluating the accounting treatment of the proposed transactions.

F-57

KAIXIN AUTO GROUP

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	As of December 31,	As of June 30,
	2017	2018
ASSETS
Current assets:
Cash and cash equivalents	$17,194	$12,150
Restricted cash	47,253	6,347
Accounts receivable	1,347	656
Financing receivable (net of allowances of $3,692 and $8,326 as of December 31, 2017 and June 30, 2018, respectively; including $78,485 and $nil from the Plans(i) as of December 31, 2017 and June 30, 2018, respectively)	125,353	13,224
Prepaid expenses and other current assets	30,686	56,211
Inventory	95,012	73,890
Amounts due from related parties	1,458	600
Total current assets	318,303	163,078
Long-term financing receivable	8	—
Goodwill	91,644	109,507
Property and equipment, net	140	984
TOTAL ASSETS	$410,095	$273,569
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable (including accounts payable of the consolidated VIEs without recourse to Kaixin Auto Group of $14,183 and $5,266 as of December 31, 2017 and June 30, 2018, respectively)	$14,183	$6,229
Short-term debt (including short-term debt of the consolidated VIEs without recourse to Kaixin Auto Group of $12,296 and $32,945 as of December 31, 2017 and June 30, 2018, respectively)	61,479	54,300
Accrued expenses and other current liabilities (including accrued expenses and other current liabilities of the consolidated VIEs without recourse to Kaixin Auto Group of $8,344 and $10,342 as of December 31, 2017 and June 30, 2018, respectively; including accrued expenses and other current liabilities of the Plans without recourse to Kaixin Auto Group of $4 and $nil as of December 31, 2017 and June 30, 2018, respectively)	11,226	12,988
Payable to investors (including payable to investors of the consolidated VIEs without recourse to Kaixin Auto Group of $1,425 and $117 as of December 31, 2017 and June 30, 2018, respectively; including payable to investors of the Plans without recourse to Kaixin Auto Group of $64,087 and $nil as of December 31, 2017 and June 30, 2018, respectively)	136,961	1,919
Amounts due to related parties (including amount due to related parties of the consolidated VIEs without recourse to Kaixin Auto Group of $13,088 and $2,191 as of December 31, 2017 and June 30, 2018, respectively)	76,578	101,533
Advance from customers (including advance from customers of the consolidated VIEs without recourse to Kaixin Auto Group of $6,620 and $3,402 as of December 31, 2017 and June 30, 2018, respectively)	6,620	3,402
Contingent consideration (including contingent consideration of the consolidated VIEs without recourse to Kaixin Auto Group of $5,944 and $7,541 as of December 31, 2017 and June 30, 2018, respectively)	5,944	7,812
Income tax payable (including income tax payable of the consolidated VIEs without recourse to Kaixin Auto Group of $6,842 and $7,287 as of December 31, 2017 and June 30, 2018, respectively)	7,158	8,083
Total current liabilities	320,149	196,266
Long-term liabilities:
Long-term debt (including long-term debt of the consolidated VIEs without recourse to Kaixin Auto Group $nil and $nil as of December 31, 2017 and June 30, 2018, respectively)	27,665	—
Long-term contingent consideration (including long-term contingent consideration of the consolidated VIEs without recourse to Kaixin Auto Group $60,850 and $68,125 as of December 31, 2017 and June 30, 2018, respectively)	60,850	79,181
Total non-current liabilities	88,515	79,181
TOTAL LIABILITIES	$408,664	$275,447
Commitments (Note 17)
Equity (Deficit)
Ordinary shares, 800,000,000 shares authorized at par value of $0.0001 each, 160,000,000 and 160,000,000 shares issued and outstanding as of December 31, 2017 and June 30, 2018, respectively	$16	$16
Additional paid-in capital	18,654	34,518
Accumulated deficit	(56,858)	(87,581)
Subscription receivable	(16)	(16)
Statutory reserves	4,004	4,004
Accumulated other comprehensive income	978	3,029
Total Kaixin Auto Group shareholders’ deficit	(33,222)	(46,030)
Non-controlling interest	34,653	44,152
Total equity (deficit)	1,431	(1,878)
TOTAL LIABILITIES AND EQUITY (DEFICIT)	$410,095	$273,569

(i)	The Company consolidated Shanghai Renren Finance Leasing Asset-Backed Special Plans (the “Plans”), see Note 1 in the Company’s audited consolidated financial statements for the three years ended December 31, 2017.

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-58

KAIXIN AUTO GROUP

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	For the six-month periods ended June 30,
	2017	2018
Net revenues:
Automobile sales	$1,042	$246,334
Financing income	15,773	2,317
Others	24	4,655
Total net revenues	16,839	253,306
Cost of revenues:
Automobile sales	992	234,226
Cost of financing income	8,073	3,130
Provision for financing receivable	2,605	4,872
Others	24	193
Total cost of revenues	11,694	242,421
Gross profit	5,145	10,885
Operating expenses:
Selling and marketing	4,526	13,625
Research and development	1,793	2,405
General and administrative	6,167	17,326
Total operating expenses	12,486	33,356
Loss from operations	(7,341)	(22,471)
Other income	14	2,205
Fair value change of contingent consideration	—	(8,068)
Interest income	215	495
Interest expenses	(932)	(1,894)
Loss before provision of income tax and noncontrolling interest, net of tax	(8,044)	(29,733)
Income tax expenses	(1,336)	(1,110)
Loss from continuing operations	$(9,380)	$(30,843)
Discontinued operations:
Income from discontinued operations, net of taxes of $nil and $nil For the six months ended June 30, 2017 and 2018	923	—
Net loss	(8,457)	(30,843)
Net loss attributable to the non-controlling interest	—	(120)
Net loss from continuing operations attributable to Kaixin Auto Group	(9,380)	(30,723)
Net income from discontinued operations attributable to Kaixin Auto Group	923	—
Net loss attributable to Kaixin Auto Group	$(8,457)	$(30,723)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-59

KAIXIN AUTO GROUP

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	For the six-month periods ended June 30,
	2017	2018
Net loss	$(8,457)	$(30,843)
Other comprehensive income, net of tax:
Foreign currency translation	1,436	2,051
Other comprehensive income	1,436	2,051
Comprehensive loss
Less: Comprehensive loss attributable to noncontrolling interest	—	(120)
Comprehensive loss attributable to Kaixin Auto Group	$(7,021)	$(28,672)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-60

KAIXIN AUTO GROUP

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (DEFICIT)

(In thousands of US dollars, except share and per share data, or otherwise noted)

	Ordinary shares		Subscription	Additional paid-in	Accumulated	Statutory	Accumulated other comprehensive (loss)	Total Kaixin Auto Group’s	Non- controlling	Total equity
	Shares	Amount	receivable	capital	deficit	reserves	income	(deficit)	interest	(deficit)
Balance at January 1, 2017	160,000,000	$16	$(16)	$5,208	$(28,239)	$4,004	$(2,620)	$(21,647)	$—	$(21,647)
Other comprehensive income	—	—	—	—	—	—	1,436	1,436	—	1,436
Contribution from Renren Inc.	—	—	—	2,307	—	—	—	2,307	—	2,307
Deemed distribution to Parent associated with tax liability	—	—	—	(280)	—	—	—	(280)	—	(280)
Net loss	—	—	—	—	(8,457)	—	—	(8,457)	—	(8,457)
Balance at June 30, 2017	160,000,000	$16	$(16)	$7,235	$(36,696)	$4,004	$(1,184)	$(26,641)	$—	$(26,641)
Balance at January 1, 2018	160,000,000	$16	$(16)	$18,654	$(56,858)	$4,004	$978	$(33,222)	$34,653	$1,431
Stock-based compensation	—	—	—	7,654	—	—	—	7,654	—	7,654
Other comprehensive income	—	—	—	—	—	—	2,935	2,935	(884)	2,051
Noncontrolling interest arising from acquisitions	—	—	—	—	—	—	(884)	(884)	5,991	5,107
Capital contribution from non-controlling interest shareholders	—	—	—	5,991	—	—	—	5,991	4,512	10,503
Contribution from Renren Inc.	—	—	—	2,219	—	—	—	2,219	—	2,219
Net loss	—	—	—	—	(30,723)	—	—	(30,723)	(120)	(30,843)
Balance at June 30, 2018	160,000,000	$16	$(16)	$34,518	$(87,581)	$4,004	$3,029	$(46,030)	$44,152	$(1,878)

The accompanying notes are integral part of these unaudited condensed consolidated financial statements.

F-61

KAIXIN AUTO GROUP

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of US dollars, or otherwise noted)

	For the six-month periods ended June 30,
	2017	2018
Cash flows from operating activities:
Net loss	$(8,457)	$(30,843)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	19	34
Share-based compensation	2,251	9,827
Provision for financing receivable losses	2,603	4,872
Provision for inventory	—	212
Fair value change of contingent consideration	—	8,068
Loss on disposal of equipment	—	5
Changes in operating assets and liabilities:
Accounts receivable	(668)	695
Financing receivable	(176)	1
Inventory	(14,235)	23,238
Prepaid expenses and other current assets	(10,429)	(27,066)
Accounts payable	(7)	(8,853)
Amounts due from/to related parties	1,094	6,671
Accrued expenses and other current liabilities	(753)	1,973
Payable to investors	(336)	(4,421)
Advance from customers	74	(3,230)
Income tax payable	1,596	1,025
Net cash used in operating activities	(27,424)	(17,792)
Cash flows from investing activities:
Proceeds from principal repayments of financing receivable	473,590	109,510
Payments to provide financing receivable	(406,212)	(5)
Proceeds from disposal of equipment	—	1
Purchases of property and equipment	(9)	(83)
Loan to related parties	(8,591)	—
Proceeds from repayment of related party loans	8,723	—
Acquisition of subsidiaries	—	(9,950)
Net cash provided by investing activities	67,501	99,473
Cash flows from financing activities:
Proceeds from investors	928,814	59,945
Payment to investors	(962,090)	(193,520)
Repayment of borrowings	(8,004)	(96,585)
Proceeds from borrowings	86,589	61,895
Repayment of advances from related parties	(63,780)	(58,891)
Proceeds from advances from related parties	3,458	85,392
Capital contribution by noncontrolling shareholders	—	10,592
Net cash used in financing activities	(15,013)	(131,172)
Net increase (decrease) in cash and cash equivalents	25,064	(49,491)
Cash and cash equivalents and restricted cash at beginning of period	34,985	64,447
Effect of exchange rate changes	1,642	3,541
Cash and cash equivalents and restricted cash at end of period	$61,691	$18,497
Supplemental schedule of cash flows information:
Interest paid	$7,551	$5,926
Income taxes paid	$33	$1
Schedule of non-cash activities:
Contingent consideration	—	14,113
Acquisition of business settled by forgiveness of financing receivable	—	1,428
Reconciliation to amounts on consolidated balance sheets:
Cash and cash equivalents	$16,663	$12,150
Restricted cash	45,028	6,347
Total cash, cash equivalents, and restricted cash	$61,691	$18,497

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

F-62

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Kaixin Auto Group (“Kaixin Auto”), formerly known as Renren Jinkong and Renren Auto, was founded in 2011 and was incorporated in the Cayman Islands. Prior to the reorganization discussed in Note 1 in the Company’s audited consolidated financial statements for the three years ended December 31, 2017, Kaixin Auto’s operations were insignificant. Renren Inc. (the “Parent” or “Renren”) is the Company’s parent company. Renren is primarily engaged in the operations of a social networking internet platform through which it provides online advertising services and internet value-added services; the operations of financial services platforms to provide internet finance services mostly to used car dealerships as well as a used car trading business. The Company, its consolidated subsidiaries, variable interest entities (“VIEs”) and VIEs’ subsidiaries (collectively referred to as the “Company”) is primarily engaged in the operation of used car sales business.

The VIE arrangements

For more information regarding the Company’s VIE arrangements, please refer to Note 1 in the Company’s audited consolidated financial statements for the three years ended December 31, 2017.

The following financial statement balances and amounts of the Company’s VIEs were included in the accompanying unaudited condensed consolidated financial statements after elimination of intercompany balances and transactions between the offshore companies, WFOE, VIEs and VIEs’ subsidiaries. As of December 31, 2017 and June 30, 2018, the balance of the amount payable by the VIEs and their subsidiaries to the WFOE related to the service fees were $ nil.

	As of December 31,	As of June 30,
	2017	2018
Cash and cash equivalents	$2,487	$10,288
Restricted cash	51	302
Accounts receivable, net	1,347	574
Financing receivable, net	12	13
Inventory	95,012	73,782
Prepaid expenses and other current assets	25,880	54,984
Amounts due from related parties	858	—
Total current assets	125,647	139,943
Long-term financing receivable, net	8	—
Goodwill	91,644	93,841
Property and equipment, net	90	153
Total non-current assets	91,742	93,994
Total assets	$217,389	$233,937
Accounts payable	$14,183	$5,266
Short-term debt	12,296	32,945
Accrued expenses and other current liabilities	8,344	10,342
Payable to investors	1,425	117
Amounts due to related parties	13,088	2,191
Advance from customers	6,620	3,402
Contingent consideration	5,944	7,541
Income tax payable	6,842	7,287
Total current liabilities	68,742	69,091
Long-term contingent consideration	60,850	68,125
Total non-current liabilities	60,850	68,125
Total liabilities	$129,592	$137,216

F-63

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

The VIE arrangements (cont.)

	For the six-month periods ended June 30,
	2017	2018
Net revenues	$5,100	$251,203
Net loss	$(6,937)	$(8,663)
Income from discontinued operations	$923	$—

	For the six-month periods ended June 30,
	2017	2018
Net cash provided by (used in) operating activities	$33,872	$(25,799)
Net cash provided by (used in) investing activities	$23,893	$(4,723)
Net cash (used in) provided by financing activities	$(56,134)	$38,943

The VIEs contributed an aggregate of 30.3% and 99.2% of the consolidated net revenues for the six months ended June 30, 2017 and 2018, respectively. As of the year ended December 31, 2017 and June 30, 2018, the VIEs accounted for an aggregate of 53.0%, and 85.5%, respectively, of the consolidated total assets, and 31.7%, and 49.8%, respectively, of the consolidated total liabilities. The assets not associated with the VIEs primarily consist of cash and cash equivalents, restricted cash and financing receivable.

There are no consolidated VIEs’ assets that are collateral for the VIEs’ obligations and can only be used to settle the VIEs’ obligations. There are no creditors (or beneficial interest holders) of the VIEs that have recourse to the general credit of the Company or any of its consolidated subsidiaries. There are no terms in any arrangements, considering both explicit arrangements and implicit variable interests, which require the Company or its subsidiaries to provide financial support to the VIEs. However, if the VIEs ever need financial support, the Company or its subsidiaries may, at its option and subject to statutory limits and restrictions, provide financial support to its VIEs through loans to the shareholders of the VIEs or entrustment loans to the VIEs.

F-64

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES (cont.)

The VIE arrangements (cont.)

Relevant PRC laws and regulations restrict the VIEs from transferring a portion of its net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 19 for disclosure of restricted net assets.

Consolidated Plans

For more information regarding the Company’s consolidated Plans, please refer to Note 1 in the Company’s audited consolidated financial statements for the three years ended December 31, 2017. The Plan expired on May 17, 2018.

The following financial statement amounts and balances of the Plans were included in the accompanying unaudited condensed consolidated financial statements after elimination of intercompany transactions and balances:

	As of December 31,	As of June 30,
	2017	2018
Financing receivable, net	$78,485	$—
Total assets	$78,485	$—
Accrued expenses and other current liabilities	$4	$—
Payable to investors	64,087	—
Total liabilities	$64,091	$—

	For the six-month periods ended June 30,
	2017	2018
Net revenues	—	—
Net loss	$45	$36

	For the six-month periods ended June 30,
	2017	2018
Net cash provided by operating activities	—	—
Net cash provided by investing activities	—	—
Net cash provided by financing activities	—	—

F-65

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The unaudited condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Security and Exchange Commission and accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial reporting. Certain information and footnote disclosures normally included in financial statements prepared in conformity with U.S. GAAP have been condensed or omitted pursuant to such rules and regulations. Accordingly, these statements should be read in conjunction with the Company’s audited consolidated financial statements for the three years ended December 31, 2017.

In the opinion of the management, the accompanying unaudited condensed consolidated financial statements reflect all normal recurring adjustments, which are necessary for a fair presentation of financial results for the interim periods presented. The Company believes that the disclosures are adequate to make the information presented not misleading. The accompanying unaudited condensed consolidated financial statements have been prepared using the same accounting policies as used in the preparation of the Company’s consolidated financial statements for each of three years ended December 31, 2017. The results of operations for the six-month periods ended June 30, 2017 and 2018 are not necessarily indicative of the results for the full years.

The financial information as of December 31, 2017 presented in the unaudited condensed consolidated financial statements is derived from the audited consolidated financial statements for the year ended December 31, 2017.

Liquidity

As of June 30, 2018, the Company had shareholders’ deficit of $1,878, including an accumulated deficit of $87,581. For the six months ended June 30, 2018, the Company had losses from operations amounting to $30,843. The Company believes its cash position of approximately $12,150 as of June 30, 2018 is sufficient to support its daily operations and provide the opportunity for the Company to continue as a going concern for the next 12 months after the issuance of the unaudited consolidated financial statements. Additionally, on November 16, 2018, the Company obtained a letter of financial support from Renren, whereas Renren agreed to provide continuing financial support to enable the Company to meet in full the financial obligations as they fall due from a period of twelve months from November 16, 2018. The consolidated financial statements have been prepared assuming the Company will continue as a going concern.

Principles of consolidation

The consolidated financial statements of the Company include the financial statements of Kaixin Auto Group, its subsidiaries, its VIEs and VIEs’ subsidiaries. All inter-companies transactions and balances are eliminated upon consolidation.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of revenues and expenses in the financial statements and accompanying notes. Significant accounting estimates reflected in the Company’s consolidated financial statements include, but are not limited to, revenue recognition, allowance for financing receivable, deferred tax valuation allowance, income taxes, value-added taxes, impairment of goodwill, cost allocation, the purchase price allocation associated with business combinations and the fair value of contingent consideration related to business acquisitions.

F-66

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Revenue recognition

The Company recognizes revenue when control of the good or service has been transferred to the customer, generally either at the time of sale or upon delivery to a customer. The contracts have a fixed contract price and revenue is measured as the amount of consideration we expect to receive in exchange for transferring goods or providing services. The Company collect Value added tax and other taxes from customers on behalf of governmental authorities at the time of sale. These taxes are accounted for on a net basis and are not included in net sales and operating revenues or cost of sales. The Company generally expense sales commissions when incurred because the amortization period would have been less than one year. These costs are recorded within selling expenses. The Company do not have any significant payment terms as payment is received at or shortly after the point of sale.

The Company adopted the Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers (“ASC 606”) on January 1, 2018 using the modified retrospective method. ASC 606 prescribes a five-step model that includes: (1) identify the contract; (2) identify the performance obligations; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations; and (5) recognize revenue when (or as) performance obligations are satisfied. Based on the manner in which the Company historically recognized revenue, the adoption of ASC 606 did not have a material impact on the amount or timing of its revenue recognition and the Company recorded no cumulative effect adjustment upon adoption. Additionally, the Company concluded that revenue generated from internet finance services is excluded from the scope of the new revenue standard as it represents revenue within the scope of ASC 310, Receivables, which is explicitly excluded from the scope of ASC 606.

Disaggregation of Revenue

Automobile sales related to used car and new car sales. Financing income related to revenue generated from its used car financing services. Other revenue mainly included commission received by the Company from insurance companies for its facilitating services.

	For the six-month periods ended June 30,
	2017	2018
Automobile sales
Used car sales	$1,042	$210,814
New car sales	—	35,520
Financing income	15,773	2,317
Others	24	4,655
Total	$16,839	$253,306

F-67

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Automobile sales

The Company purchases automobiles from unrelated individuals, third party dealerships or manufacturers and suppliers and sells them directly to its customers through its local dealer shops. The prices of used vehicles are set forth in the customer contracts at stand-alone selling prices to which are agreed prior to delivery. The Company satisfies its performance obligation for used vehicle sales upon delivery when the transfer of title, risks and awards of ownership and control pass to the owner. The Company recognizes revenue at the agreed upon purchase price stated in the contract, including any delivery charges. When cash is received from customers prior to delivery of the vehicle, the Company records such cash as advance from customers in its consolidated balance sheet, which is immaterial as of June 30, 2018.

Used car financing

The Company generates revenue from its financing services business primarily through financing provided to third party used car dealers. Specifically, the Company provides short-term financing services to third party used car dealers to fund the car dealers’ cash needs for used car purchasing. The financing period is no more than six months and is secured by a pledge of the dealers’ used car with total value exceeding the principal of the financing. The Company charges a one-time upfront service fee as well as financing income on a monthly basis. The Company records financing income and service fees related to those services over the life of the underlying financing using the effective interest method on the unpaid principal amounts. The service fees collected upfront, netting the direct origination costs of the financing, are deferred and recognized as financing income as an adjustment to the yield on a straight line basis over the life of the used car financing.

Other revenue

The Company’s other revenues mainly include revenue generated from agency fees in connection with arrangement with third party dealers whereas the company facilitates sales of their cars. The Company does not control the ownership of automobiles, but rather is acting as an agent for the third party dealers. Revenue is recognized for the net amount of commission the Company entitles to retain in exchange for the agency service. The revenue recognized in the first six months of 2018 is immaterial. Other revenues also includes commissions received by the Company from insurance companies and banks for its facilitation services provided to assist customers obtaining related insurance and financing for their automobile purchases. Revenue recognized related to those services are insignificant to the periods presented.

Value added taxes

Value-added tax (“VAT”) is reported as a deduction to revenue when incurred and amounted to $1,011 and $8,025 for the six months ended June 30, 2017 and 2018, respectively. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded in accrued expense and other current liabilities on the consolidated balance sheet.

In 2018, the Company entered into a series of ancillary agreements to facilitate its sale of used cars for value-added tax optimization purposes. Under these ancillary agreements, when the Company sources a used car, the legal title of the car is transferred to a Jieying Executive, and the registration is transferred to the name of one of the Dealership's employees. The Company viewed itself as a service provider in the used car transactions, and therefore is only subject to value-added tax on the difference between the original purchase price and the retail price of the used cars.

F-68

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

3. SIGNIFICANT RISKS AND UNCERTAINTIES

Foreign currency risk

The Renminbi (“RMB”) is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. Cash and cash equivalents of the Company included aggregate amounts of $17,170 and $11,614 at December 31, 2017 and June 30, 2018, respectively, which were denominated in RMB.

Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash, cash equivalents, accounts receivable, financing receivable and amounts due from related parties. The Company places their cash and cash equivalents, with financial institutions with high-credit ratings and quality. The Company conducts credit evaluations of customers in financing business, and requires collateral or other security from the customers for most of its financing receivable as described in Note 5.

There were no customers that accounted for 10% or more of total net revenue for the six months ended June 30, 2017 and 2018.

No customers accounted for 10% or more of the balance of accounts receivable or financing receivable as of December 31, 2017 and June 30, 2018.

F-69

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

4. BUSINESS ACQUISITION

Acquisition of used car dealers and after-sales service centers

In the first half 2018, the Company completed the acquisition of three after-sales centers, Jinan Zhoushuo Yidong Automobile Trading Co., Ltd. (“Jinan Zhoushuo”), Chongqing Zhoushuo Xingqi Automobile Service Co., Ltd. (“Chongqing Zhoushuo”) and Suzhou Zhoushuo Lujie Automobile Service Co., Ltd. (“Suzhou Zhoushuo”), and one additional dealership, Shanxi Jieying Weilan Automobile Sales Co., Ltd. (“Shanxi”). The structure of these acquisitions are consistent with that disclosed in Note 5 of the Company’s audited consolidated financial statements for the three years ended December 31, 2017. The Company initially purchased all inventories, from each dealership and after-sales service center, The Company subsequently entered into equity purchase agreement to purchase the new entity set up by the owners of each dealership and after-sales service center.

Subsequent to the date of each acquisition, the Company measured the estimated fair values of the contingent consideration at each reporting date. For the six months ended June 30, 2018, the Company recorded $8,068 in fair value change of contingent consideration in the Company’s unaudited condensed consolidated statements of operations as a result of the re measurement of the estimated fair value of the contingent consideration at the reporting date.

Acquisition of Shanxi

On April 8, 2018, the Company entered into equity purchase agreements with Shanxi. The Company initially purchased the car inventories from the dealership which were recorded at fair value. The Company subsequently entered into equity purchase agreement to purchase the new entity set up by the owner of Shanxi used car dealership. As consideration for the transaction, the Company agreed to (1) pay cash consideration which includes partial consideration for the cars purchased as well as capital injection to the entities acquired, (2) forgive financing receivable outstanding that was previously provided by the Company to the used car dealerships and (3) provide contingent consideration to be paid upon the successful offering of the Company. The allocation of the purchase price for this acquisition as of the date of the acquisition is summarized as below:

Cash	$—
Capital injection receivable	1,360
Inventory	4,604
Goodwill	3,917
Noncontrolling interest	1,175

The purchase price comprised of:
—Cash consideration	4,536
—Forgiveness of financing receivable	1,428
—Contingent consideration	2,742
Total	$8,706

F-70

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

4. BUSINESS ACQUISITION (cont.)

Acquisitions of after-sales service centers

During the first half of 2018, the Company further entered into separate equity purchase agreements with three after-sales service centers individually. Each acquisition, negotiated independently, was structured in a similar manner whereby, Shanghai Zhoushuo Automobile Technology Co., Ltd, (“Shanghai Zhoushuo”), a subsidiary of the Company, initially purchased all inventories from each after-sales service center. Subsequent to the purchase, Shanghai Zhoushuo and the shareholder of each of the existing after-sales service center (the “Seller”) entered into an equity purchase agreement which requires the Seller to transfer majority interest of the dealership as follows:

(1)          The Seller agrees to set up a new entity to which it transfers the remaining eligible assets of the after-sales service center, employees, and business contracts owned and leased by the existing after-sales service center. In turn, Shanghai Zhoushuo agrees to subscribe for 70% of the equity interest in this entity.

(2)          Shanghai Zhoushuo agrees to inject cash to the newly formed entity described in the preceding paragraph as well as to pay the Seller contingent consideration in the form of shares of the Company, the parent of Shanghai Zhoushuo.

The Company believes that structuring the acquisitions as described above allows them to avoid potential exposures or liabilities associated with the acquired entities. The purchase of inventories and acquisition of the new entity were accounted for as a single transaction.

The payment of the contingent consideration is contingent upon the successful offering of the Company as well as the meeting performance targets of the acquired after-sales service centers. The amount of consideration is measured based on the operating performance of the acquired after-sales service centers both prior to and subsequent to the future offering transaction of the Company, and the number of shares expected to be issued will be calculated based on the offering price. Such contingent consideration will require the Company to issue the shares at different times. The issuance will be made in four installments, 12-month apart, upon the successful offering of the Company and is calculated based on a percentage of each 12-months cumulative operating results of the acquired after-sales service centers after the acquisition date under different multiples. The contingent issuance of shares is not dependent on whether the previous after-sales service centers owner remains employed with the Company.

Acquired assets and liabilities were recorded at their fair value at the date of acquisition. The purchase price allocation described below was based on a valuation analysis that utilized and considered generally accepted valuation methodologies such as the income, market and cost approach. The determination and allocation of fair values to the identifiable assets acquired, liabilities assumed and noncontrolling interests is based on various assumptions and valuation methodologies requiring considerable judgment from management. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Company determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of assets, forecasted life cycle and forecasted cash flows over that period.

F-71

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

4. BUSINESS ACQUISITION (cont.)

Acquisitions of after-sales service centers (cont.)

As consideration for the transactions, the Company agreed to (1) pay cash consideration which includes capital injection to the entity acquired and (2) contingent consideration to be paid upon the successful offering of the Company. The allocation of the purchase price for the acquisitions are presented as follows:

After-sales service centers
Capital injection receivable	651
Goodwill	16,244
Noncontrolling interest	4,873

The purchase price comprised of:
—Cash consideration	651
—Contingent consideration	11,371
Total	$12,022

The goodwill is mainly attributable to intangible assets that cannot be recognized separately as identifiable assets under US GAAP, and comprise of (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergies resulting from these acquisitions.

The following information summarizes the results of operations attributable to the acquisitions included in the Company’s consolidated statement of operations since the acquisition dates:

	Six months ended June 30, 2018
	Shanxi	Chongqing/ Suzhou/ Jinan Zhoushuo
Net revenues	$3,865	$182
Net gain (loss)	$21	$(123)

Subsequent to the issuance of the Company’s unaudited condensed consolidated financial statements for the six-month periods ended June 30, 2017 and 2018 on November 21, 2018, the results of operations attributable to the acquisitions since the acquisition date have been corrected from the amounts previously reported to include revenue related to automobile sales related to those acquisitions.

Pro forma information of acquisitions

Supplementary pro-forma revenues and net earnings for the combined entity, as if business combination had been acquired as of January 1, 2018 were not included as it is impracticable since the used car dealerships historically did not have sound accounting systems to maintain reliable accounting records prior to the acquisitions and creating reliable accounting records would require an unreasonably significant amount of effort and resources. Post-acquisition, the newly established entities began to create and maintain accounting records.

F-72

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

5. FINANCING RECEIVABLE

Financing receivable consists of the following:

	As of December 31,	As of June 30,
	2017	2018
Current financing receivable
Used car financing	$129,018	$21,532
Other financing	27	18
Less allowance for financing receivable	(3,692)	(8,326)
Current financing receivable, net	$125,353	$13,224
Long-term financing receivable
Used car financing	$8	$—
Less allowance for long-term financing receivable	—	—
Long-term financing receivable, net	$8	$—

Financing receivable mainly represents both the principal and financing income receivable associated with the used car dealership financing services expected to be collected from the used car dealerships receiving financing under the financing business at the respective balance sheet dates. Used car financing is secured with pledged assets, which are used car with value not less than the financing receivable. The Company has ceased granting new loans for the used car financing since January 2018, but continues to service the outstanding loans until maturity. Other financing receivable mainly related to rental financing provided to individuals referred by rental agent. Such services were terminated in January 2016 and substantially all the remaining balance was collected in 2018.

The following table presents nonaccrual financing receivable as of December 31, 2017 and June 30, 2018, respectively.

	As of December 31,	As of June 30,
	2017	2018
Used car financing	$7,373	$9,936
Other financing	6	18
	$7,379	$9,954

The following table presents the past-due aging of financing receivable as of June 30, 2018.

	0 - 90 days past-due aging	over 90 days past-due aging	total past due	current	total financing receivable
Used car financing	$3,157	$9,936	$13,093	$8,439	$21,532
Other financing	—	18	18	—	18
	$3,157	$9,954	$13,111	$8,439	$21,550

F-73

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

5. FINANCING RECEIVABLE (cont.)

The following table presents the past-due aging of financing receivable as of December 31, 2017.

	0 - 90 days past-due aging	over 90 days past-due aging	total past due	current	total financing receivable
Used car financing	$9,654	$7,373	$17,027	$111,999	$129,026
Other financing	21	6	27	—	27
	$9,675	$7,379	$17,054	$111,999	$129,053

Movement of allowance for financing receivable is as follows:

	As of December 31,	As of June 30,
	2017	2018
Beginning balance	$(3,357)	$(3,692)
Charge to cost of revenues	(12,717)	(4,872)
Write off of financing receivable	12,933	—
Exchange difference	(551)	238
Ending balance	$(3,692)	$(8,326)

For the year ended December 31, 2017 and six months ended June 30, 2018, the Company considered loan principal and financing income receivables meeting any of the following conditions as uncollectible and has further written them off: (i) death of the borrower; or (ii) unable to reach the borrower.

F-74

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

6. PREPAID EXPENSES AND OTHER CURRENT ASSETS

		As of December 31,	As of June 30,
	Note	2017	2018
Advances to third parties	(i)	$13,986	$35,138
Prepaid expenses		1,332	2,644
Deposits		2,970	1,101
Funds receivable	(ii)	2,239	3,778
Loan to a third party	(iii)	2,305	1,680
Other receivable	(iv)	4,209	277
Advance to employees	(v)	—	7,633
Other current assets		3,645	3,960
Total		$30,686	$56,211

(i)	Advances to third parties represents cash advanced to third party dealerships. Specifically, the Company acts as an agent and assists other third party dealerships in the sale of their cars by allowing them to move their cars to the Company’s own lot. The Company pays those third party dealerships an advance amounting to the value of the car. The Company agrees to market those cars and if successfully sold, receives a commission from those third party dealerships. The Company does not take title to the cars and merely acts as an agent. The advance is subsequently settled either (1) when the car is sold by the Company or (2) if the car is not sold, the cash is remitted back to the Company by the third party dealership. The balance was substantially collected after June 30, 2018 and the commission earned from the above arrangements is immaterial for the six months ended June 30, 2017 and 2018.

(ii)	Funds receivable mainly represents balances paid by individuals that are held at a third party electronic payment channel as of December 31, 2017 and June 30, 2018. The balances were collected subsequent to period ends.

(iii)	The balance represents the loan to a third party, which bears an annual interest rate 10% and has a loan period of one year.

(iv)	Other receivable mainly represents cash advanced to customers of third party dealerships for purchase of cars for which loans were approved by a bank but for which the customers have not yet received the cash. The amount was subsequently collected by the Company after periods end.

(v)	Advance to employees represents cash advanced to employee for purchasing used cars on behalf of the Company.

F-75

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

7. GOODWILL

Amount
Balance at January 1, 2018	$91,644
Addition in goodwill related to acquisitions	20,161
Exchange difference	(2,298)
Balance at June 30, 2018	$109,507

The Company’s goodwill reflects the excess of the consideration paid or transferred including the fair value of contingent consideration over the fair values of the identifiable net assets acquired. The goodwill balance as of June 30, 2018 relates to the various used car dealerships and after-sales service centers acquired as of June 30, 2018, as disclosed in Note 4.

To assess potential impairment of goodwill, the Company performs an assessment of the carrying value of the reporting unit at least on an annual basis or when events occur or circumstances change that would more likely than not reduce the estimated fair value of the reporting unit below its carrying value. If the carrying value of a reporting unit exceeds its fair value, the Company would perform the second step in its assessment process and record an impairment loss to earnings to the extent the carrying amount of the reporting unit’s goodwill exceeds its implied fair value. The Company estimates the fair value of its reporting units through internal analysis and external valuations. The Company has two reporting units, used car business and car financing business, and utilizes income approach through the application of discounted cash flow methods. These valuations are based on a number of estimates and assumptions, including the projected future operating results of the reporting units and discount rates. Goodwill is tested for impairment annually or more frequently of events or changes in circumstances indicate that it might be impaired. The Company did not recognize any impairment loss during the six months ended June 30, 2018.

F-76

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

8. SHORT-TERM DEBT AND LONG-TERM DEBT

Short-term debt

		As of December 31,	As of June 30,
	Note	2017	2018
Bank of Shanghai	(i)	$12,296	$22,669
Hengfeng Bank	(ii)	49,183	—
Bank of Beijing	(iii)	—	21,610
Others	(iv)	—	10,021
Total		$61,479	$54,300

Long-term debt

		As of December 31,	As of June 30,
	Note	2017	2018
Hengfeng Bank	(ii)	$27,665	$—
Total		$27,665	$—

(i)	In May and August 2017, the Company entered into five short-term loan agreements with Bank of Shanghai for $12,296 in aggregate. The loans bear annual interest rates of 137.9% to 149.4% over the one-year loan interest rate quoted by the People’s Bank of China and have the loan periods ranging from eight to eleven months. The Company repaid the loans in April 2018.

In February 2018, the company entered into a loan agreement with Shanghai Bank for $10,579. The loan bears an annual interest rate of 130.0% over the one-year loan interest rate quoted by the People’s Bank of China and has a loan period of one year.

In April and May 2018, the Company entered into a loan agreement with Shanghai Bank for $12,090 in aggregate. The loan bears an annual interest rate of 140.0% over the one-year loan interest rate quoted by the People’s Bank of China and has a loan period of one year.

(ii)	The loan obtained from Hengfeng Bank in 2017 had been repaid by the Company in May 2018.

(iii)	In March, May and June 2018, the Company entered into four loan agreements with Bank of Beijing for $21,610 in aggregate. The loans bear annual interest rates of the Loan Prime Rate plus 0.05% to 1.355% with loan period of one year.

(iv)	In January 2018, the Company entered into two loan agreements with a third party individual. The total amount was $6,347. The loans all bear an annual interest rate of 10% and will expire in July 2018.

In April, May and June 2018, the Company entered into eight loan agreements with an individual at the total of $7,679 in aggregate. The loans all bear an annual interest rate of 10.8% and have a period of one month. $4,505 was repaid in May and June 2018, with remaining balance duly repaid in July 2018.

In May 2018, the Company entered into a loan agreement with First Winner Management Limited, at the total amount of $500. The loan bears an interest rate of 7% and has a period of one year.

F-77

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

9. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	As of December 31,	As of June 30,
	2017	2018
Employee payroll and welfare payables	$1,543	$1,905
Other tax payable	5,772	6,039
Accrued professional, marketing and rental expenses	1,297	2,267
Interest payable	1,311	379
Deposits payable	123	423
Other payables	1,180	1,975
Total	$11,226	$12,988

10. PAYABLE TO INVESTORS

In the ordinary course of business, through the peer-to-peer platforms and the Company’s Plans, the Company identifies investors and transfers creditors’ rights to those investors. The Company further offers different investment periods to investors with various annual interest rates while those credit rights are held by the investors. The terms of the sales require the Company to repurchase those creditors’ rights from investors prior to or upon the maturity of the investment period. As a result, the sales of those creditors’ rights are not accounted for as a sale and remain on the consolidated balance sheet and are recorded as payable to investors in the Company’s consolidated balance sheet.

Payable to investors includes payable with terms shorter than one year as well as the current portion of the payable to investors.

		Fixed annual		As of December 31,	As of June 30,
		rate (%)	Term	2017	2018
Short-term payable to investors	(i)	8.6% - 11.0%	15 Days - 12 Months	$136,961	$1,919

(i)       The short-term payable to investors as of December 31, 2017 relates to the “Plans”. The balance as of June 30, 2018 relates to the peer to peer platforms.

F-78

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

11. INCOME TAXES

The current and deferred component of income tax expenses which were substantially attributable to the Company’s PRC subsidiaries and VIEs and VIEs’ subsidiaries, are as follows:

	For the six-month periods ended June 30,
	2017	2018
Current income tax expenses	$1,336	$1,110
Deferred income tax expenses	—	—
Total income tax expenses	$1,336	$1,110

The principal components of the deferred tax assets and liabilities are as follows:

	As of December 31,	As of June 30,
	2017	2018
Deferred tax assets
Provision for doubtful accounts	$1,083	$2,145
Accrued payroll and welfare	330	404
Accrued liabilities	437	428
Advertising fee	223	—
Employee education fee	—	2
Net operating loss carry forwards	6,335	7,233
Less valuation allowance	(8,408)	(10,212)
Deferred tax assets, net	$—	$—
Deferred tax liabilities	$—	$—

The Company operates through multiple subsidiaries and VIEs and VIEs’ subsidiaries. The valuation allowance is considered on each individual entity basis. The subsidiaries and VIEs and VIEs’ subsidiaries registered in the PRC have total deferred tax assets related to net operating loss carry forwards at $6,335 and $7,233 as of December 31, 2017 and June 30, 2018, respectively. The Company assessed the available evidence to estimate if sufficient future taxable income would be generated to use the existing deferred tax assets. As of December 31, 2017 and June 30, 2018, full valuation allowances were established because the Company believes that it is more likely than not that its deferred tax assets will not be utilized as it does not expect to generate sufficient taxable income in the near future.

F-79

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

11. INCOME TAXES (cont.)

Reconciliation between the income taxes expense computed by applying the PRC tax rate to loss before the provision of income taxes and the actual provision for income taxes is as follows:

	For the six-month periods ended June 30,
	2017	2018
Loss before provision of income tax	$(8,044)	$(29,733)
PRC statutory income tax rate	25%	25%
Income tax at statutory tax rate	(2,011)	(7,434)
Taxable deemed interest income from inter-company interest-free loans	1,228	1,054
Non-deductible loss and other expenses not deductible for tax purposes	934	3,286
Effect of income tax rate differences in jurisdictions other than the PRC	13	2,209
Effect of tax holiday	194	191
Changes in valuation allowance	978	1,804
Income tax expenses	$1,336	$1,110

The Company did not identify significant unrecognized tax benefits for the six months ended June 30, 2017 and 2018, respectively. The Company did not incur any interest and penalties related to potential underpaid income tax expenses.

Since January 1, 2008, the relevant tax authorities have not conducted a tax examination on the Company’s PRC entities. In accordance with relevant PRC tax administration laws, tax years from 2013 to 2018 of the Company’s PRC subsidiaries and VIEs and VIEs’ subsidiaries remain subject to tax audits as of June 30, 2018, at the tax authority’s discretion.

12. ORDINARY SHARES

On March 7, 2011, the Company was established with an authorized share capital of $80 divided into 800,000,000 ordinary shares of par value $0.0001 each. On March 31, 2011, Renren Inc. purchased 1 issued ordinary share in the Company and became its sole shareholder. On the same day, the Company issued 87,036,999 ordinary shares to Renren and subsequently Renren aggregately held 87,037,000 of its ordinary shares. On January 19, 2017, the Company further issued 412,963,000 ordinary shares to Renren Inc. and subsequently Renren Inc. aggregately held 500,000,000 of its ordinary shares. On January 4, 2018, Renren Inc. surrendered 340,000,000 ordinary shares to the Company and subsequently held in aggregate 160,000,000 of its ordinary shares. The issuance of 412,963,000 ordinary shares in 2017 and the surrender of 340,000,000 ordinary shares in 2018 by Renren Inc. were accounted for as share split and reverse share split, respectively, and accordingly, all references to numbers of ordinary shares and per-share data in the accompanying consolidated financial statements have been adjusted to reflect such issuance/surrender of shares on a retroactive basis.

F-80

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

13. FAIR VALUE MEASUREMENTS

Assets and liabilities measured or disclosed at fair value

The Company measures its financial assets and liabilities, including cash and cash equivalents, restricted cash and contingent consideration at fair value on a recurring basis as of December 31, 2017 and June 30, 2018. The Company measured its financing receivables, short-term and long-term debt and payable to investors at amortized cost. Cash and cash equivalents and restricted cash are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market. The carrying value of financing receivable and payable to investors approximate their fair value due to their short-term nature and are considered level 3 measurement. Such fair value was estimated by discounting scheduled cash flows through the estimated maturity with estimated discount rates based on current offering rates of comparable financings with similar terms. The carrying value of the debt obligations approximate fair value considering the borrowing rates are at the same level of the current market yield for the comparable debts and represent a level 2 measurement. The carrying value of amounts due from/to related parties’ approximate fair value due to the relatively short maturity.

The following table presents the fair value hierarchy for assets and liabilities measured at fair value:

	As of June 30, 2018				As of December 31, 2017
	Fair Value Measurement at the Reporting Date using				Fair Value Measurement at the Reporting Date using
	Quoted price in active markets for identical assets Level 1	Significant other observable inputs Level 2	Significant unobservable in puts Level 3	Total	Quoted price in active markets for identical assets Level 1	Significant other observable inputs Level 2	Significant unobservable in puts Level 3	Total
Cash and cash equivalents	$12,150	$—	$—	$12,150	$17,194	$—	$—	$17,194
Restricted cash	6,347	—	—	6,347	47,253	—	—	47,253
Contingent consideration	—	—	(86,993)	(86,993)	—	—	(66,794)	(66,794)
Total	$18,497	$—	$(86,993)	$(68,496)	$64,447	$—	$(66,794)	$(2,347)

The Company did not transfer any assets or liabilities in or out of Level 3 during the year ended December 31, 2017 and the six month ended June 30, 2018. The Company determines the fair value of contingent consideration by using discounted cash flow method which includes significant unobservable inputs that are classified as level 3 in the fair value hierarchy. The key assumptions used in the valuation of the contingent consideration as of December 31, 2017 are disclosed in Note 15 in the Company’s audited consolidated financial statements for the three years ended December 31, 2017. The key assumptions used in the valuation of the contingent consideration as of June 30, 2018 are summarized in the table below:

(1)       For contingent consideration resulting from acquisition of the used car dealerships:

Planed Offering date	December 31, 2018
Discount rate (from acquisition date to Offering date)	15%
Discount rate (from Offering date to the last settlement date)	2.75%
Offering probability as of June 30, 2018	50%

F-81

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

13. FAIR VALUE MEASUREMENTS (cont.)

Assets and liabilities measured or disclosed at fair value (cont.)

(2)	For contingent consideration resulting from acquisition of the after sales service centers:

Planed Offering date	December 31, 2018
Discount rate (from acquisition date to the last settlement date)	15%
Offering probability as of June 30, 2018	50%

The following is a reconciliation of the beginning and ending balances for contingent consideration measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the six months ended June 30, 2018:

Amounts
Balance at beginning of the period	$66,794
Contingent consideration resulting from new acquisitions	14,113
Fair value change	8,068
Exchange difference	(1,982)
Balance at June 30, 2018	$86,993

Assets measured at fair value on a nonrecurring basis

The Company measured its property, equipment and goodwill at fair value on a nonrecurring basis whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable. The Company measures the purchase price allocation at fair value on a nonrecurring basis as of the acquisition dates.

F-82

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

14. SHARE-BASED COMPENSATION

Kaixin Auto Group Incentive Plan (the “Kaixin Auto Group 2018 Plan”)

On January 31, 2018, Kaixin Auto adopted a stock incentive plan, whereby 40,000,000 ordinary shares of Kaixin Auto Group (“Kaixin”) are made available for future grant for employees or consultants of Kaixin either in the form of incentive share options or restricted shares. The plan was amended and restated in May 2018 that up to 140,000,000 ordinary shares will be made available for granting as awards.

On March 15, 2018, Kaixin issued an aggregate of 35,461,500 options to purchase Kaixin’s ordinary shares to certain of its directors, officers and employees to compensate their services. The term of the options may not exceed ten years from the date of the grant, except for the situation of amendment, modification and termination. The awards under the above plans are subject to vesting schedules ranging from immediately upon grant to four years subsequent to grant date. The weighted-average grant-date fair value of the share options granted during the period presented was $0.52. In determining the fair value of share options granted, a binomial option pricing model is applied.

As of June 30,
2018
Using binomial model
Risk-free interest rate(1)	2.82%
Volatility(2)	28%-55%
Expected term (in years)(3)	10
Exercise price(4)	$0.3
Dividend yield(5)	—
Fair value of underlying ordinary share(6)	$0.75

(1)	Risk-free interest rate

Risk-free interest rate was estimated based on the yield to maturity of treasury bonds of the United States with a maturity period close to the expected life of the options.

(2)	Volatility

The volatility of the underlying ordinary shares during the life of the options was estimated based on the historical stock price volatility of listed comparable companies over a period comparable to the expected term of the options.

(3)	Expected term

For the options granted to employees, the Company estimated the expected term based on the vesting and contractual terms and employee demographics. For the options granted to non-employees, the Company estimated the expected term as the original contractual term.

F-83

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

14. SHARE-BASED COMPENSATION (cont.)

Kaixin Auto Group Incentive Plan (the “Kaixin Auto Group 2018 Plan”) (cont.)

(4)	Exercise price

The exercise price of the options was determined by the Company’s board of directors.

(5)	Dividend yield

The dividend yield was estimated by the Company based on its expected dividend policy over the expected term of the options.

(6)	Fair value of underlying ordinary shares

The estimated fair value of the ordinary shares underlying the options as of the valuation date was determined based on a contemporaneous valuation. When estimating the fair value of the ordinary shares on the valuation dates, management has considered a number of factors, including the result of a third party appraisal of the Company, while taking into account standard valuation methods and the achievement of certain events. The fair value of the ordinary shares in connection with the option grants on the valuation date was determined with the assistance of an independent third party appraiser.

The following table summarizes information with respect to share options outstanding as of June 30, 2018:

	Options outstanding			Options exercisable
The exercise prices	Number outstanding	Weighted average remaining contractual life	Weighted average exercise price	Number of exercisable	Weighted average remaining contractual life	Weighted average exercise price
$0.3	35,318,500	9.69	$0.30	13,333,151	9.69	$0.30

	35,318,500			13,333,151

	Number of shares	Weighted average exercise price	Weighted average grant date fair value
Balance, December 31, 2017	—	$—	$—
Granted	35,461,500	$0.30	$0.52
Exercised	—	$—	$—
Forfeited	(143,000)	$0.30	$0.52
Balance, June 30, 2018	35,318,500	$0.30	$0.52
Exercisable, June 30, 2018	13,333,151	$0.30	$0.52
Expected to vest, June 30, 2018	21,985,349	$0.30	$0.52

F-84

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

14. SHARE-BASED COMPENSATION (cont.)

Kaixin Auto Group Incentive Plan (the “Kaixin Auto Group 2018 Plan”) (cont.)

For employee stock options, the Company recorded share-based compensation amounting to $7,654 for the six-month ended June 30, 2018, based on the fair value on the grant date over the requisite service period of award using the straight-line method.

As of June 30, 2018, there was $10,655 unrecognized share-based compensation expense relating to share options. This amount is expected to be recognized over a weighted-average vesting period of 3.71 years.

Renren Inc. Incentive Plan (the “Renren Plan”)

Renren Inc. (“Renren”) adopted the 2006 Equity Incentive Plan (the “2006 Plan”), the 2008 Equity Incentive Plan (the “2008 Plan”), the 2009 Equity Incentive Plan (the “2009 Plan”), the 2011 Share Incentive Plan (the “2011 Plan”), and the 2016 Share Incentive Plan (the “2016 Plan”) for purpose of granting of stock options and incentive stock options to employees and executives to reward them for service to the parent and to provide incentives for future service. In 2006, Renren Inc. adopted the 2006 Plan to replace the 2003 Plan, 2004 Plan and 2005 Plan. On February 26, 2016, Renren Inc. amended the 2011 Plan and 45,000,000 ordinary shares have been added to the award pool under the 2011 Plan. The maximum aggregate number of shares which may be issued pursuant to all awards under the 2006 Plan, 2008 Plan, 2009 Plan, 2011 Plan, 2016 Plan and Link224 Inc. Plan is 97,430,220, 30,529,630, 40,000,000, 110,014,158, 53,596,236 and 13,055,529, respectively. The term of the options may not exceed ten years from the date of the grant, except for the situation of amendment, modification and termination. The awards under the above plans are subject to vesting schedules ranging from immediately upon grant to six years subsequent to grant date.

On June 29, 2018, Renren Inc.’s Compensation Committee approved to reduce the exercise price for all outstanding options previously granted by Renren with an exercise price higher than $0.0613 per ordinary share to $0.0613 per share. Such reduction was accounted by Renren as a share option modification and required the re measurement of these share options at the time of the modification. The total incremental cost as a result of the modification was $10,779. The incremental cost related to vested options amounted to $9,077 and was recorded in the consolidated statements of operations during six-month ended June 30, 2018. The incremental cost related to unvested options amounted to $1,702 and will be recorded over the remaining service periods.

Renren Inc. calculated the estimated fair value of the options on the respective grant dates using the binomial option pricing model with the assistance from independent valuation firms, with the assumptions used in 2016 aforementioned in the Note. Renren Inc. did not grant any options in 2017 and 2018. The weighted-average grant-date fair value of the share options granted during 2016 was $0.54.

Years ended December 31,
2016
Using binomial model
Risk-free interest rate	2.0%
Volatility	50%
Expected term (in years)	10
Exercise price	$1.227
Dividend yield	—

F-85

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

14. SHARE-BASED COMPENSATION (cont.)

Renren Inc. Incentive Plan (the “Renren Plan”) (cont.)

(1)	Volatility

The volatility of the underlying ordinary shares during the life of the options was estimated based on the historical stock price volatility of listed comparable companies over a period comparable to the expected term of the options.

(2)	Risk-free interest rate

Risk-free interest rate was estimated based on the yield to maturity of treasury bonds of the United States with a maturity period close to the expected life of the options.

(3)	Expected term

For the options granted to employees, Renren Inc. estimated the expected term based on the vesting and contractual terms and employee demographics. For the options granted to non-employees, Renren Inc. estimated the expected term as the original contractual term.

(4)	Dividend yield

The dividend yield was estimated by Renren Inc. based on its expected dividend policy over the expected term of the options.

(5)	Exercise price

The exercise price of the options was determined by Renren Inc.’s board of directors.

(6)	Fair value of underlying ordinary shares

The closing market price of Renren Inc.’s ordinary shares on the grant date was used.

The aggregate intrinsic value was calculated as the difference between the exercise price of the underlying awards and the closing stock price of $0.69 and $0.16 of Renren Inc.’s ordinary share on December 31, 2017 and June 30, 2018, respectively. The total intrinsic value of options exercised for the years ended December 31, 2017 and the six month-periods ended June 30, 2018 were $293 and $20, respectively. The total fair value of options vested during the years ended December 31, 2017 and for the six month-periods ended June 30, 2018 were $16,036, and $5,743, respectively.

F-86

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

14. SHARE-BASED COMPENSATION (cont.)

Renren Inc. Incentive Plan (the “Renren Plan”) (cont.)

The following table summarizes information with respect to share options outstanding as of June 30, 2018:

	Options outstanding				Options exercisable
Range of exercise prices	Number outstanding	Weighted average remaining contractual life	Weighted average exercise price	Weighted average intrinsic value	Number of exercisable	Weighted average remaining contractual life	Weighted average exercise price	Weighted average intrinsic value
$0.08 ~ $0.18	139,663,606	5.90	$0.06	$14,437	114,818,235	5.55	$0.06	$11,868
	139,663,606			$14,437	114,818,235			$11,868

	Number of Shares	Weighted average exercise price	Weighted average grant date fair value
Balance, January 1, 2018	141,481,616	$0.48	$0.64
Granted	—	—	—
Exercised	(1,717,695)	$0.06	$0.61
Forfeited	(100,315)	$0.18	$0.09
Balance, June 30, 2018	139,663,606	$0.06	$0.64
Exercisable, December 31, 2015	114,818,235	$0.06
Expected to vest, December 31, 2015	24,845,371	$0.06

For employee stock options, Renren Inc. recorded share-based compensation $8,281 and $16,326 for the six month-periods ended June 30, 2017 and 2018, respectively, based on the fair value on the grant dates over the requisite service period of award using the straight-line method.

As of June 30, 2018, there was $16,599 unrecognized share-based compensation expense relating to share options. This amount is expected to be recognized over a weighted-average vesting period of 1.54 years.

F-87

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

14. SHARE-BASED COMPENSATION (cont.)

Nonvested restricted shares

A summary of the nonvested restricted shares activity is as follows:

	Weighted number of nonvested restricted shares	Weighted average fair value per ordinary share at the grant dates
Outstanding as of December 31, 2017	10,802,683	$0.95
Granted	44,505	$0.73
Vested	(1,917,990)	$0.96
Forfeited	(779,766)	$0.77
Outstanding as of June 30, 2018	8,149,432	$0.96

Renren Inc. recorded compensation expenses based on the fair value of nonvested restricted shares on the grant dates over the requisite service period of award using the straight line vesting attribution method. The fair value of the nonvested restricted shares on the grant date was the closing market price of the ordinary shares as of the date. Renren Inc. recorded the compensation expenses related to nonvested restricted shares in an amount of $2,030 and $1,811 during the six month-periods ended June 30, 2017 and 2018 respectively.

Total unrecognized compensation expense amounting to $7,883 related to nonvested restricted shares granted as of June 30, 2018. The expense is expected to be recognized over a weighted-average period of 1.66 years.

Share-based compensation expense under the Renren Plan allocated to the Company

The share-based compensation expense under Renren Plan allocated to the Company amounted to $2,251 and $2,173 for the six month-periods ended June 30, 2017 and 2018 respectively. These expenses are part of research and development expenses and general and administrative expenses allocated from Renren, which were waived by Renren and have been reflected as capital contributions as of the date such expenses were originally allocated.

F-88

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

15. RELATED PARTY BALANCES AND TRANSACTIONS

The table below sets forth major related parties and their relationships with the Company:

Company Name	Relationship with the Company
Renren Inc.	Parent of the Company
Beijing Yunke Logistic Co., Ltd.	A subsidiary of investee of the Parent
OneRent Inc.	Investee of the Parent

Details of related party balances and transactions as of December 31, 2017 and June 30, 2018 are as follows:

(1)	Amounts due from related parties

As of December 31, 2017 and June 30, 2018, amounts due from related parties were $1,458 and $600, respectively, and details are as follows:

	As of December 31,	As of June 30,
	2017	2018
OneRent Inc.	$600	$600
Others	858	—
Total	$1,458	$600

(2)	Amounts due to related parties

	As of December 31,	As of June 30,
	2017	2018
Renren and its subsidiaries(1)	$69,524	$101,481
Others	7,054	52
Total	$76,578	$101,533

(1)	The amount represents advanced funds provided by Renren and its subsidiaries to finance the Company’s daily operations. The amounts are interest-free and are repayable on demand.

(3)	Transactions with related parties

		For the six-month periods ended June 30,
	Note	2017	2018
Amount due from:
Loan to Beijing Yunke Logistic Co., Ltd. (“Yunke”)	(i)	$8,591	$—
Others		717	—
		$9,308	$—

(i)	The balance represents the loan to Yunke, which is an equity investee of the Parent of the Company. In June 2016, the Company entered into a revolving factoring credit facility agreement (“the Facility”) with Yunke. The Facility has a two-year term with the option for extensions, which allows Yunke to receive approximately $2,889 (RMB 20 million) revolving factoring line of credit from the Company. The Facility is backed by deposits amounting to approximately $154 (RMB 1 million) paid to the Company. $8,591 was extended to Yunke during each six months of 2017, respectively. During the year ended December 31, 2017, Yunke repaid the full amount and there was no outstanding balance as of December 31, 2017 and June 30, 2018.

F-89

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

16. SEGMENT INFORMATION

The Company’s Chief Operating Decision Maker (the “CODM”) during the six months ended June 30, 2018 is the Chief Executive Officer of the Company, who is responsible for decisions about allocating resources and assessing performance of the Company.

An operating segment is a component of the Company that engages in business activities from which it may earn revenues and incur expenses, and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by the Company’s CODM. For the six months ended June 30, 2018, the Company’s CODM reviewed the financial information of the used car sales business and used car financing business carried out by the Company on a consolidated basis. Therefore, the Company has one operating and reportable segment. The Company operates solely in the PRC and all of the Company’s long-lived assets are located in the PRC.

The Company does not allocate assets to its current operating segments as management does not believe that allocating these assets is useful in evaluating these segments’ performance. Accordingly, the Company has not made disclosure of total assets by reportable segment.

17. COMMITMENTS

(1)	Operating lease as lessee

The Company leases its facilities and offices under non-cancelable operating lease agreements. These leases expire through 2027 and are renewable upon negotiation. Rental and other expenses under operating leases for six months ended June 30, 2017 and 2018 from continuing operations were $263 and $2,108, respectively.

Future minimum lease payments under such non-cancellable leases as of June 30, 2018 are as follows:

July to December 31, 2018	$2,036
2019	3,303
2020	2,916
2021	2,033
2022 and thereafter	2,676
Total	$12,964

F-90

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

18. EMPLOYEE BENEFIT PLAN

Full time employees of the Company in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Company accrues for these benefits based on certain percentages of the employees’ salaries. The total provisions for such employee benefits from continuing operations were $1,101 and $2,066 for the six months ended June 30, 2017 and 2018, respectively.

19. STATUTORY RESERVE AND RESTRICTED NET ASSETS

In accordance with the Regulations on Enterprises with Foreign Investment of China and their articles of association, the Company’s subsidiaries and VIE entities located in the PRC, being foreign invested enterprises established in the PRC, are required to provide for certain statutory reserves. These statutory reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund or discretionary reserve fund, and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires a minimum annual appropriation of 10% of after-tax profit (as determined under accounting principles generally accepted in China at each year-end); the other fund appropriations are at the subsidiaries’ or the affiliated PRC entities’ discretion. These statutory reserve funds can only be used for specific purposes of enterprise expansion, staff bonus and welfare, and are not distributable as cash dividends except in the event of liquidation of the Company’s subsidiaries, the Company’s affiliated PRC entities and their respective subsidiaries. The Company’s subsidiaries and VIE entities are required to allocate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital.

As of June 30, 2018, none of the Company’s PRC subsidiaries and VIE entities had a general reserve that reached the 50% of their registered capital threshold, therefore they will continue to allocate at least 10% of their after-tax profits to the general reserve fund.

Appropriations to the enterprise expansion reserve and the staff welfare and bonus reserve are to be made at the discretion of the board of directors of each of the Company’s subsidiaries. The appropriation to these reserves by the Company’s PRC subsidiaries was $nil and $nil for the year ended December 31, 2017 and six months ended June 30, 2018, respectively.

As a result of these PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital and the statutory reserves of the Company’s PRC subsidiaries and VIE entities. The aggregate amounts of capital and statutory reserves restricted which represented the amount of net assets of the relevant subsidiaries and VIE entities in the Company not available for distribution was $96,708 and $102,606 as of December 31, 2017 and June 30, 2018, respectively.

F-91

KAIXIN AUTO GROUP

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2017 AND 2018

(In thousands of US dollars, except share and per share data, or otherwise noted)

20. SUBSEQUENT EVENT

The Company has evaluated subsequent events to the balance sheet date of June 30, 2018 through November 21, 2018, the issuance date of these financial statements.

Legal Proceeding

On August 6, 2018, Ji’nan Dealership received a notice from local police station regarding an investigation of the Dealership premises. Certain assets of Ji’nan Dealership are not assessable pursuant to the investigation.

Share exchange agreement with CM Seven Star Acquisition Corporation

On November 2, 2018, the Company, Renren and CM Seven Star Acquisition Corporation (“CM7Star”) (NASDAQ:CMSS) entered into a definitive share exchange agreement. Pursuant to this agreement, the signing parties agreed to execute the following transactions:

●	CM7Star to acquire 100% of the issued and outstanding shares of the Company from Renren in exchange for an initial consideration of approximately 28.3 million CM7Star shares;

●	Kaixin Auto and Renren to enter into amendment agreements with dealership and after-sales service center operators that Renren is to settle contingent obligations, for Kaixin, to the dealership and after-sale service center operators. Please refer to note 5 for details of the acquisition arrangements;

●	All the options granted under Kaixin Auto Group 2018 Plan to be cancelled and replaced by the awards under CM7Star;

●	Renren to waive all the outstanding loans made to Kaixin and/or Kaixin’s subsidiaries without recourse by Renren or any of Renren’s subsidiaries;

●	Kaixin to transfer its equity interests in Shandong Jieying Huaqi Auto Service Co. (“Ji’nan Dealership”) along with the relevant assets to Renren at the consideration of $20,220.

Additionally, the Company, Renren and CM7Star intend to amend the agreements with its dealership operators to confirm that the business combination with CM7Star qualifies as an initial public offering, following which Renren will assume all liability for settling the contingent obligations.

On November 15, 2018, the equity interest registration of Ji’nan Dealership had been transferred to Beijing Qianxiang Wangjing Technology Development Co., Ltd, a wholly owned subsidiary of Renren.

Other than the transfer of equity interest for Ji’nan Dealership, the aforementioned transactions have not been completed as of the date of this report. Kaixin is in the process of evaluating the accounting treatment of the proposed transactions.

F-92

ANNEX A

SHARE EXCHANGE AGREEMENT

EXECUTION VERSION
CONFIDENTIAL

SHARE EXCHANGE AGREEMENT

Dated

November 2, 2018

by and among

Kaixin Auto Group, a Cayman Islands exempted company (the “Company”),

Renren Inc., a Cayman Islands exempted company (the “Seller”),

and

CM Seven Star Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser”).

4.7	Corporate Records	AA-30
4.8	Assumed Names	AA-30
4.9	Subsidiaries	AA-30
4.10	Consents	AA-31
4.11	Financial Statements	AA-31
4.12	Books and Records	AA-32
4.13	Absence of Certain Changes	AA-33
4.14	Properties; Title to the Company Parties’ Assets	AA-35
4.15	Litigation	AA-35
4.16	Contracts	AA-36
4.17	Licenses and Permits	AA-38
4.18	Compliance with Laws	AA-38
4.19	Intellectual Property	AA-38
4.20	Accounts Receivable and Payable; Loans	AA-39
4.21	Pre-payments	AA-39
4.22	Employees	AA-39
4.23	Employment Matters	AA-40
4.24	Withholding	AA-40
4.25	Real Property	AA-41
4.26	Accounts	AA-41
4.27	Tax Matters	AA-41
4.28	Environmental Laws	AA-42
4.29	Finders’ Fees	AA-42
4.30	Powers of Attorney and Suretyships	AA-42
4.31	Directors and Officers	AA-43

4.32	Certain Business Practices	AA-43
4.33	VIE Contracts	AA-43
4.34	Money Laundering Laws	AA-44
4.35	Not an Investment Company	AA-44
4.36	Transitional Agreements	AA-44
4.37	PRC Overseas Investment Registrations	AA-45
4.38	Disclosure	AA-45
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PURCHASER		AA-45
5.1	Corporate Existence and Power	AA-45
5.2	Corporate Authorization	AA-45
5.3	Governmental Authorization	AA-46
5.4	Non-Contravention	AA-46
5.5	Finders’ Fees	AA-46
5.6	Issuance of Shares	AA-46
5.7	Capitalization	AA-46
5.8	Memorandum and Articles	AA-47
5.9	Information Supplied	AA-47
5.10	Trust Fund	AA-47
5.11	Listing	AA-48
5.12	Purchaser Required Vote	AA-48
5.13	Purchaser SEC Documents and Financial Statements	AA-48
5.14	Books and Records	AA-49
5.15	Certain Business Practices	AA-50
5.16	Litigation	AA-50
5.17	Compliance with Laws	AA-51
5.18	Not an Investment Company	AA-51
5.19	Interested Party Transactions	AA-51
5.20	Interim Operations	AA-51

ARTICLE VI COVENANTS OF THE COMPANY AND PURCHASER PENDING CLOSING		AA-51

6.1	Conduct of Business	AA-51
6.2	Access to Information	AA-55
6.3	Notices of Certain Events	AA-55
6.4	Annual and Interim Financial Statements	AA-55
6.5	SEC Filings	AA-56
6.6	Financial Information	AA-58
6.7	Trust Account	AA-58
6.8	Employees of the Company and the Manager	AA-59
6.9	Trust Extension	AA-59
6.10	Listing	AA-59
6.11	Section 16 of the Exchange Act	AA-59
ARTICLE VII COVENANTS OF THE COMPANY		AA-59
7.1	Reporting and Compliance with Laws	AA-59
7.2	Reasonable Efforts to Obtain Consents	AA-59
7.3	Share Pledge Registration	AA-59
7.4	Dealership and After Sale Agreements Amendments	AA-60
7.5	Licenses of Qianxiang Changda	AA-60
ARTICLE VIII COVENANTS OF ALL PARTIES HERETO		AA-60
8.1	Reasonable Best Efforts; Further Assurances	AA-60
8.2	Tax Matters	AA-60
8.3	Settlement of Purchaser Liabilities	AA-61
8.4	Compliance with SPAC Agreements	AA-61
8.5	Confidentiality	AA-61
8.6	Directors’ and Officers’ Tail Policy	AA-62
ARTICLE IX CONDITIONS TO CLOSING		AA-62
9.1	Condition to the Obligations of the Parties	AA-62
9.2	Conditions to Obligations of Purchaser	AA-62
9.3	Conditions to Obligations of the Company and the Seller	AA-64
ARTICLE X INDEMNIFICATION		AA-66
10.1	Indemnification of Purchaser	AA-66

10.2	Payment by the Escrow Agent	AA-66
10.3	Limitations and General Indemnification Provisions:	AA-67
10.4	Procedure	AA-68
10.5	Insurance	AA-69
10.6	Exclusive Remedy	AA-70
10.7	Survival of Indemnification Rights	AA-70
ARTICLE XI DISPUTE RESOLUTION		AA-70
11.1	Arbitration	AA-70
11.2	Waiver of Jury Trial; Exemplary Damages	AA-71
ARTICLE XII TERMINATION		AA-72
12.1	Termination Without Default	AA-72
12.2	Termination Upon Default	AA-72
12.3	Effect of Termination	AA-73
ARTICLE XIII MISCELLANEOUS		AA-73
13.1	Notices	AA-73
13.2	Amendments; No Waivers; Remedies	AA-74
13.3	Arm’s length bargaining; no presumption against drafter	AA-75
13.4	Publicity	AA-75
13.5	Expenses	AA-75
13.6	No Assignment or Delegation	AA-75
13.7	Governing Law	AA-75
13.8	Counterparts; facsimile signatures	AA-75
13.9	Entire Agreement	AA-75
13.10	Severability	AA-76
13.11	Construction of certain terms and references; captions	AA-76

13.12	Further Assurances	AA-77
13.13	Third Party Beneficiaries	AA-77
13.14	Waiver	AA-77
13.15	Non-Recourse	AA-78

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (the “Agreement”), dated as of November 2, 2018 (the “Signing Date”), by and among Kaixin Auto Group, a Cayman Islands exempted company (the “Company”), Renren Inc., (the “Seller”), and CM Seven Star Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser”). The Company, the Seller and the Purchaser are sometimes referred to herein individually as a “party” and, collectively, as the “parties”.

W I T N E S S E T H:

A.	The Seller owns 100% of the issued and outstanding shares in or of the Company;

B.	The Company is a holding company for Jet Sound Hong Kong Company Limited, a Hong Kong registered company (“HK Holdings”), which in turn owns 100% of the issued and outstanding equity interests in each of Shanghai Renren Auto Technology Group Co., Ltd, a Wholly Foreign-Owned Enterprise registered in Shanghai, China (“SWFOE”), and Beijing Jiexun Shiji Technology Development Co., Ltd, a Wholly Foreign-Owned Enterprise registered in Beijing, China (“BWFOE” and, together with SWFOE, the “WFOEs”);

C.	Both (i) Shanghai Jieying Auto Retail Co., Ltd, a registered company in Shanghai China (“China Dealer”), and China Dealer’s shareholders, both of which are located in China (the “China Dealer Shareholders”) and (ii) Shanghai Qianxiang Changda Internet Information Technology Development Co., Ltd (“Qianxiang Changda”), and Qianxiang Changda’s shareholders, both of which are located in China (the “Qianxiang Changda Shareholders”), have entered into VIE Contracts with SWFOE pursuant to which the profits of China Dealer and Qianxiang Changda are paid to SWFOE, and in connection with entering into such VIE Contracts, the China Dealer and Qianxiang Changda are both contractually controlled by SWFOE;

D.	The Company is primarily in the business of (i) owning and operating car dealerships in China through its various Subsidiaries; (ii) offering value added services, including insurance, extended warranties and after sales services to its customers through its various Subsidiaries; (iii) developing, maintaining and operating technologies that support its operating platforms (including a mobile application used to browse for cars and purchase value added services, big data analytics for procurement and operational management and an auto dealership SaaS platform to enhance the management and operations of its car dealerships through its various Subsidiaries; and (iv) provision of financing channels to customers and other in-network dealers through partnerships with one or more financial institutions through its various Subsidiaries (the “Business”);

E.	The Purchaser is a blank check company formed for the sole purpose of entering into a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities;

F.	The Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, all of the issued and outstanding shares in the Company in exchange for the Closing Payment Shares, subject to the terms and conditions set forth herein (“Share Purchase”);

G.	Certain capitalized terms used herein are defined in ARTICLE I hereof;

In consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby the parties accordingly agree as follows:

ARTICLE I
DEFINITIONS

The following terms, as used herein, have the following meanings:

1.1          “2019 Audited Financial Statements” means the Purchaser’s audited consolidated financial statements as of and for the year ended December 31, 2019.

1.2          “AIC” means the Administration for Industry and Commerce.

1.3          “Accrued Dividends” means any dividends or distributions paid or otherwise accruing to the Escrow Shares during the time such Escrow Shares are held in the Escrow Account, as of the relevant date.

1.4          “Action” means any legal action, suit, claim, investigation, hearing or proceeding, including any audit, claim or assessment for Taxes or otherwise.

1.5          “Additional Agreements” mean the Escrow Agreement, the Investor Rights Agreement and the Transitional Agreements.

1.6          “Adjusted EBITDA” for a given period means the Company’s net income (loss), after adding back (i) the fair value change of contingent consideration, (ii) the amount of share-based compensation expense, (iii) interest expense, (iv) the amount of income tax expense, and (v) the amount of depreciation, as derived from the Company’s audited or unaudited (as applicable) consolidated financial statements for the relevant period, calculated in a manner consistent with the Company’s past practices using the accounting methods, procedures and provisions reflected in the Financial Statements except as otherwise mutually agreement by Purchaser and Seller in writing. Adjusted EBITDA shall be subject to adjustment as provided in Section 3.7(b) and will be calculated in RMB and for purposes of Section 3.4 the foreign exchange rate between US$ and RMB will be fixed at the exchange rate used in the production of the Company’s consolidated financial statements for the applicable period.

1.7         “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person, provided that for purposes of this Agreement, the Company and its Subsidiaries shall not be considered Affiliates of the Purchaser or Purchaser’s Affiliates unless and except to the extent expressly provided herein.

1.8         “After Sale Partners” means natural persons party to the various After Sale Agreements.

1.9         “After Sale Centers” means the Business’ after-sales service centers operated by special purpose holding companies in which Zhoushuo possesses a majority ownership and voting control.

1.10       “After Sale Agreements” means the equity purchase agreements between the Zhoushuo and certain After Sale Partners, in relation to the After Sale Partners.

1.11       “Authority” means any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, federal, state, or local.

1.12       “Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or used by a Person or in which a Person’s assets, the business or its transactions are otherwise reflected, other than share books and minute books.

1.13       “Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, Beijing or Hong Kong are authorized to close for business.

1.14       “China” or “PRC” means the People’s Republic of China, excluding for the purposes of this Agreement the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan.

1.15       “Closing Payment Shares” means, in the aggregate, 47,784,300 Purchaser Ordinary Shares to be issued to the Seller on the Closing Date, in accordance with Section 3.1.

1.16       “Code” means the Internal Revenue Code of 1986, as amended.

1.17       “Company Disclosure Schedule” means the Company Disclosure Schedule dated as of a date on or prior to the initial filing date of the Proxy Statement with the SEC, which for purposes of this Agreement shall be treated as being dated as the date of this Agreement and delivered to the Company at the time of execution hereof, which shall be deemed for all purposes to be part of the representations and warranties made hereunder.

1.18       “Company Form F-1” means the Registration Statement on Form F-1 confidentially submitted by the Company to the United States Securities and Exchange Commission on May 31, 2018.

1.19       “Company Material Adverse Effect” means any event occurrence, fact, condition, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the Business, the assets, Liabilities, results of operations or condition (financial or otherwise), of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, or (b) the ability of the Company or any of its Subsidiaries to consummate the transactions contemplated by this Agreement or the Additional Agreements to which it is party or bound or to perform its obligations hereunder or thereunder, whether or not arising from transactions in the ordinary course of business; provided, however, that “Company Material Adverse Effect” shall not include any event, occurrence, fact, condition, change or effect, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Company operates; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Purchaser; (vi) any changes in applicable Laws or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof; (vii) the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with the Company; (viii) any natural or man-made disaster or acts of God; or (ix) any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded).

1.20       “Company Ordinary Shares” means the ordinary shares of the Company, par value US$0.0001 per share.

1.21       “Contracts” means all contracts, agreements, leases (including equipment leases, car leases and capital leases), licenses, commitments, client contracts, statements of work (SOWs), sales and purchase orders and similar instruments, oral or written, to which the Company and/or any of its Subsidiaries is a party or by which any of its respective assets are bound, including any entered into by the Company and/or any of its Subsidiaries in compliance with Section 8.1 after the Signing Date and prior to the Closing, and all rights and benefits thereunder, including all rights and benefits thereunder with respect to all cash and other property of third parties under the Company’s and/or any of its Subsidiaries’ dominion or control.

1.22       “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing, a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

1.23       “Dealer Partners” means natural persons who are party to the various Dealership Agreements.

1.24       “Dealerships” means the Business’ dealership business operated by special purpose holding companies in which the China Dealer possess a majority ownership and voting control.

1.25       “Dealership Agreements” means the equity purchase agreements between the China Dealer and certain Dealer Partners, in relation to the Dealerships.

1.26       “Deferred Underwriting Amount” means the portion of the underwriting discounts and commissions held in the Trust Account, which the underwriters of the IPO are entitled to receive upon the Closing in accordance with the Trust Agreement.

1.27       “Dispute Resolution Notice Date” means the date that the Purchaser or the Seller receives notice from the other party that such other party has elected to resolve a dispute pursuant to Section 3.6 using the Dispute Resolution Procedure.

1.28       “Dispute Resolution Procedure” means the dispute resolution procedure set forth in Section 3.6.

1.29       “Earnout Period” means the year ended December 31, 2019 or December 31, 2020 (as applicable).

1.30       “Environmental Laws” means all applicable Laws concerning health, safety or matters related to pollution or the protection of the environment.

1.31       “Escrow Agent” means an escrow agent to be determined by the parties in its capacity as the escrow agent under the Escrow Agreement or any other escrow agent agreed to by the Purchaser and the Company prior to the Closing.

1.32       “Escrow Account” means a segregated escrow account established under the Escrow Agreement for the purposes of holding any Accrued Dividends with respect to the Escrow Shares, and any other Escrow Property.

1.33       “Escrow Agreement” means the agreement to be entered into on or before Closing between the Seller and the Purchaser with respect to the Escrow Shares, in form and substance reasonably acceptable to the Company, the Seller and the Purchaser.

1.34       “Escrow Property” means, at any given time, the securities and other property held by the Escrow Agent in the Escrow Account in accordance with the terms and conditions of this Agreement and the Escrow Agreement, giving effect to any disbursements or payments from the Escrow Account.

1.35       “Escrow Shares” means, in the aggregate, 22,800,000 Purchaser Ordinary Shares, issuable to the Seller and withheld from the Closing Payment pursuant to Section 3.1.

1.36       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.37       “Fraud Claim” means any claim, to the extent based on fraud or on an action constituting a material breach of this Agreement taken intentionally by a Warrantor with the actual knowledge that such action was a breach of this Agreement, including the making of a false representation by Warrantor hereunder with the actual knowledge that such representation was false, with the intention by Warrantor to induce reliance on such action and upon which Purchaser did in fact rely, resulting in the claimed Losses.

1.38       “Gross Revenue” means gross revenue based on the 2019 Audited Financial Statements. Gross Revenues shall be subject to adjustment as provided in Section 3.7(b).

1.39       “Hazardous Material” means any material, emission, chemical, substance or waste that has been designated pursuant to any applicable Environmental Law to be radioactive, toxic, hazardous, a pollutant or a contaminant.

1.40       “Hazardous Material Activity” means the recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, including, any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements.

1.41       “Indemnifying Party” means the Seller.

1.42       “Independent Expert” means a mutually acceptable independent (i.e., no prior material business relationship with any party for the prior three (3) years) accounting firm recognized internationally (which appointment will be made no later than ten (10) days after the Dispute Resolution Notice Date); provided, that if the Independent Expert does not accept its appointment or if the Purchaser and the Seller cannot agree on the Independent Expert, in either case within twenty (20) days after the Dispute Resolution Notice Date, either the Purchaser or the Seller may require, by written notice to the other, that the Independent Expert be selected by the New York City Regional Office of the American Arbitration Association in accordance with the procedures of the American Arbitration Association. The parties agree that the Independent Expert will be deemed to be independent even though a party or its Affiliates may, in the future, designate the Independent Expert to resolve disputes of the types covered by Section 3.6.

1.43       “Investor Rights Agreement” means the agreement the substantially agreed form of which is attached as Exhibit A hereto, to be entered into on or before Closing between the Seller and the Purchaser and others with respect to certain lock-up arrangements in respect of the Seller, registration rights granted by the Purchaser in favor of the Seller, certain voting arrangements relating to the Purchaser.

1.44       “IPO” means the initial public offering of Purchaser pursuant to a prospectus dated October 25, 2017.

1.45       “Indebtedness” means with respect to any Person, (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements) including with respect thereto, all interests, fees and costs, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all obligations of such Person under leases required to be accounted for as capital leases under U.S. GAAP, (g) all guarantees by such Person and (h) any agreement to incur any of the same.

1.46       “Intellectual Property” means any trademark, service mark, trade name, domain name, invention, patent, trade secret, trade dress, know-how, copyright, rights in software programs, data bases, and any other type of proprietary intellectual property right, and all registrations or applications thereof.

1.47       “Inventory” is defined in Article 9-102(a)(48) of the UCC.

1.48       “Kaixin Auto Group 2018 Equity Incentive Plan” means the Kaixin Auto Group 2018 Equity Incentive Plan, adopted on January 31, 2018 and most recently amended on August 2, 2018, whereby 190,000,000 Company Ordinary Shares were available for the grant of incentive share options, nonqualified share options, restricted shares, and restricted share units to directors, officers, employees, and consultants. As of the date of this Agreement, the Company has issued 36,461,500 options to purchase the Company Ordinary Shares to certain of its directors, officers and employees.

1.49       “Law” means any domestic or foreign, federal, state, municipality or local law, constitution, statute, ordinance, principle of common law, code, act, treaty or order of general applicability of any applicable Authority, including rules and regulations promulgated thereunder.

1.50       “Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured and whether due or to become due), including Tax Liabilities due or to become due.

1.51       “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.

1.52       “Master Transactional Agreement” means the agreement to be entered into by the Seller and the Company, the substantially agreed form of which is attached as Exhibit B hereto (for the avoidance of doubt the schedules to the Master Transactional Agreement are to be provided and agreed).

1.53       “Order” means any decree, order, judgment, writ, award, injunction, rule or consent of or by an Authority.

1.54       “Payment Offset” means, as of any date, the then-current amount of (i) any amounts payable to Purchaser from the Escrow Account under a Final Resolution that have not yet been paid and (ii) any Claim Amount which would be payable to Purchaser from the Escrow Account under any valid Claim Notice delivered in accordance with ARTICLE X with respect to Claims that remain pending and are not yet subject to a Final Resolution. For the avoidance of doubt, “Payment Offset” shall include amounts payable, or which would be payable, to Purchaser from the Escrow Account in respect of Special Indemnity Claims, subject to the terms and conditions of this Agreement, including (in particular) the first sentence of this definition.

1.55       “Permitted Liens” means (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Purchaser; (ii) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts (A) that are not delinquent, (B) that are not material to the business, operations and financial condition of the Company and/or any of its Subsidiaries so encumbered, either individually or in the aggregate, and (C) not resulting from a breach, default or violation by the Company and/or any of its Subsidiaries of any Contract or Law, and (iii) liens for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings (and for which adequate accruals or reserves have been established on the Financial Statements) and (iv) any Liens set forth on Schedule 1.55.

1.56       “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

1.57       “Purchaser Material Adverse Effect” means any event occurrence, fact, condition, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the Business, the assets, Liabilities, results of operations or condition (financial or otherwise) of Purchaser, taken as a whole, whether or not arising from transactions in the ordinary course of business, or (b) the ability of Purchaser to consummate the transactions contemplated by this Agreement or the Additional Agreements to which it is party or bound or to perform its obligations hereunder or thereunder, whether or not arising from transactions in the ordinary course of business; provided, however, that “Purchaser Material Adverse Effect” shall not include any event, occurrence, fact, condition, change or effect, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Purchaser operates; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iii) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (iv) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Seller; (v) any changes in applicable Laws or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof; (vi) the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with Seller; or (vii) any natural or man-made disaster or acts of God.

1.58       “Purchaser Ordinary Shares” means the ordinary shares of Purchaser, par value US$0.0001 per share.

1.59       “Purchaser Share Price” shall mean the average closing trade price of each Purchaser Ordinary Share (or any successor equity security, including equity securities of a successor entity issued in exchange for Purchaser Ordinary Shares) as listed by Nasdaq (or any successor exchange or quotation system on which such shares are listed or quoted) for the twenty (20) day trading period ending on the trading day immediately prior to the date of determination.

1.60       “Purchaser Unit” means a unit of the Purchaser comprised of one Purchaser Ordinary Share, one-half of one Purchaser Warrant and one right to receive one-tenth (1/10) of one Purchaser Ordinary Share upon the consummation of the transactions set forth in this Agreement

1.61       “Purchaser Warrant” means a redeemable warrant to purchase one Purchaser Ordinary Share.

1.62       “Real Property” means, collectively, all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.

1.63       “Released 2020 Escrow Property” means up to 9,750,000 Escrow Shares (together with Accrued Dividends relating thereto) to the extent such Escrow Shares (together with Accrued Dividends relating thereto) are either (i) disbursed to the Seller pursuant to Section 3.4(c) or (ii) disbursed to the Seller, prior to any disbursement to the Seller of any Escrow Shares pursuant to Section 3.4(c), pursuant to Section 3.4(e).

1.64       “Released Provisional Indemnification Property” means up to 3,300,000 Escrow Shares (together with Accrued Dividends relating thereto) to the extent such Escrow Shares are disbursed to the Seller pursuant to Section 3.4(d)(ii).

1.65       “RMB” means the legal tender of the PRC.

1.66       “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

1.67       “SEC” means the Securities and Exchange Commission.

1.68       “Securities Act” means the Securities Act of 1933, as amended.

1.69       “Special Indemnity Claims” means any claim brought, based in whole or in part, under a breach of either or both the Special Tax Indemnity and/or the Special Dealer Indemnity.

1.70       “Subsidiary” or “Subsidiaries” means with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules. Notwithstanding anything to the contrary contained herein, China Dealer, Qianxiang Changda and their Subsidiaries will be deemed to be Subsidiaries of the Company for all purposes of this Agreement.

1.71       “Survival Period” has the meaning set forth in Section 10.7.

1.72       “Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, trucks, forklifts and other vehicles owned or leased by the Company and other tangible property, including the items listed on Schedule 4.14.

1.73       “Tax(es)” means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind in the nature of taxes imposed by any Taxing Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum, environmental or estimated tax), together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

1.74       “Taxing Authority” means the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

1.75       “Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement relating to Taxes, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.

1.76       “Third Party Claim” means an Action brought by any third party (including any Authority).

1.77       “Transitional Agreements” means the Master Transactional Agreement, Transitional Non-Competition Agreement and Transitional Services Agreement.

1.78       “Transitional Non-Competition Agreement” means the agreement to be entered into by the Seller and the Company, the substantially agreed form of which is attached as Exhibit C hereto

1.79       “Transitional Services Agreement” means the agreement to be entered into by the Seller and the Company, the substantially agreed form of which is attached as Exhibit D hereto (for the avoidance of doubt the schedules to the Transitional Services Agreement are to be provided and agreed).

1.80       “UCC” means the Uniform Commercial Code of the State of New York, or any corresponding or succeeding provisions of Laws of the State of New York, or any corresponding or succeeding provisions of Laws, in each case as the same may have been and hereafter may be adopted, supplemented, modified, amended, restated or replaced from time to time.

1.81       “U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.

1.82       “VIE Contracts” means certain variable interest entity contracts between (a) SWFOE, China Dealer and the China Dealer Shareholders and (b) SWFOE, Qianxiang Changda and the Qianxiang Changda Shareholders.

1.83       “Zhoushuo” means Shanghai Zhoushuo Auto Technology Co., a registered company in Shanghai China.

ARTICLE II
SHARE EXCHANGE

2.1         Share Purchase. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Seller shall sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, all of the issued and outstanding Company Ordinary Shares, being 160,000,000 shares of US$0.0001 par value each (the “Purchased Shares”) all free and clear of all Liens.

2.2         Conversion of Company Options. In accordance with the terms of the Kaixin Auto Group 2018 Equity Incentive Plan and any related grant agreements thereunder, as in effect on the date of this Agreement, the Seller and the Company shall take such action as is reasonably necessary with respect to all share options to purchase Company Ordinary Shares (“Company Share Options”) granted under the Kaixin Auto Group 2018 Equity Incentive Plan and outstanding immediately prior to Closing so that, effective upon the Closing, all Company Share Options then outstanding and unexercised immediately prior to the Closing shall be cancelled and thereafter correspond to a certain number of Awards (as defined in the equity incentive plan of Purchaser to be adopted in accordance with Section 9.3(h) hereof), or, solely to the extent necessary to comply with Section 409A of the Code with respect to the replacement of vested Company Share Options held by US taxpayers, vested Purchaser Ordinary Shares having an aggregate fair market value equal to the spread value of the vested Company Share Options being cancelled, pursuant to the consents and related documentation to be solicited from the relevant holders of the Company Share Options pursuant to this Section 2.2. The parties hereby agree to undertake reasonable best efforts to solicit from all holders of such Company Share Options any consents and related documentation as needed in order to effect the foregoing. The parties acknowledge that the shares issued or issuable pursuant to this provision shall count against the total number of Purchaser Ordinary Shares issuable pursuant to Awards (as defined therein) issuable pursuant to the equity incentive plan of Purchaser to be adopted in accordance with Section 9.3(h) hereof.

2.3       Closing; Closing Date. Unless this Agreement is earlier terminated in accordance with ARTICLE XII, the closing of the Share Purchase (the “Closing”) shall take place at the offices of Simpson Thacher & Bartlett, located at 35/F ICBC Tower, 3 Garden Road, Hong Kong, at 10:00 a.m. China Standard time, on the third (3rd) Business Day following satisfaction or waiver (to the extent permitted by applicable law) of the conditions set forth in ARTICLE IX, or such earlier date as agreed by the parties in writing. The parties may participate in the Closing via electronic means. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.

2.4       Board of Directors. Immediately after the Closing, the Purchaser’s board of directors will consist of five (5) directors. Shareholder Value Fund (“Sponsor Designee”) shall have the right to designate one (1) director to the Purchaser’s board of directors to serve for one (1) year following the Closing, while the Seller shall have the right to designate the remaining four (4) members of Purchaser’s board of directors for one (1) year following the Closing. In the event that applicable Laws require Purchaser to appoint additional members to its board of directors in order to comply with applicable independence requirements, Sponsor Designee agrees to grant a proxy to Seller with respect to the vote of all Purchaser Ordinary Shares beneficially owned by it with respect to the appointment of any such independent director(s) or director nominee(s). The parties to this Agreement shall enter into an Investor Rights Agreement, the content of which will include provisions relating to election of directors nominated by the Sponsor Designee and Seller.

2.5       Cancellation of Treasury Shares. At the Closing Date, any Company Ordinary Shares held in treasury shall be canceled and extinguished without any conversion thereof or payment therefor.

2.6       Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Purchaser with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of the Company or any of its Subsidiaries, the officers and directors of the Purchaser are fully authorized in the name and on behalf of the Company or any of its Subsidiaries, to take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.

ARTICLE III
CONSIDERATION

3.1       Closing Payment Shares.

(a)       Subject to and upon the terms and conditions of this Agreement, in full payment for the Purchased Shares, the Purchaser shall (i) issue to the Seller the Closing Payment Shares less the Escrow Shares and (ii) issue the Escrow Shares to the Escrow Agent to be held pursuant to the terms of this Agreement and the Escrow Agreement. In the event of any conflict between this Agreement and the Escrow Agreement, this Agreement shall prevail.

3.2       Payment of Closing Payment Shares.

(a)       No certificates or scrip representing fractional shares of Purchaser Ordinary Shares will be issued pursuant to the Share Purchase, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of the Purchaser.

(b)       Legend. Each certificate issued pursuant to the Share Purchase to any holder of Company Ordinary Shares shall bear the legend set forth below, or legend substantially equivalent thereto, together with any other legends that may be required by any securities laws at the time of the issuance of the Purchaser Ordinary Shares:

THE ORDINARY SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION HAS BEEN REGISTERED UNDER THE ACT OR (II) THE ISSUER OF THE ORDINARY SHARES HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

3.3       Escrow. The Company and the Seller hereby authorize the Purchaser to issue the Escrow Shares to the Escrow Agent pursuant to the Escrow Agreement.

(a)       Escrow Shares; Accrued Dividends; Voting. The parties agree that while any Escrow Shares are held by the Escrow Agent, any dividends or distributions made or otherwise payable on or in respect of such Escrow Shares shall be paid to the Escrow Account and held by the Escrow Agent as Accrued Dividends.

(b)       Distribution of Escrow Shares. At the times provided for in Section 3.3(d), the Escrow Shares shall be released and transferred to the Seller together with any Accrued Dividends with respect to such released Escrow Shares and other amounts or property held in such Escrow Account. The Purchaser will take such action as may be necessary to cause the transfer of such Escrow Shares to be registered in its register of members and certificates in respect of such Escrow Shares to be issued in the name of the Seller. Certificates representing Escrow Shares so transferred that are subject to resale restrictions under applicable securities laws will bear a legend to that effect. No fractional shares shall be released and transferred by the Escrow Agent to the Seller and all fractional shares shall be rounded to the nearest whole share.

(c)       Assignability. No Escrow Shares or any beneficial interest therein may be mortgaged, pledged, sold, assigned or transferred, including by operation of law, by the Seller other than to Affiliates of the Seller, or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of the Seller, prior to the transfer to the Seller of the Escrow Shares by the Escrow Agent as provided herein.

(d)       Releases from Escrow Account.

(i)       Except as otherwise provided in Sections 3.4(d) and (e), and subject to the last sentence of this Section 3.3(d)(i), within five (5) Business Days following the end of the Survival Period, the Purchaser and the Seller will provide joint written instructions to the Escrow Agent to release and transfer all remaining Escrow Shares and release other amounts or property held in the Escrow Account (including Accrued Dividends) to the Indemnifying Party, less the amount of any Payment Offset. Any such Payment Offset will be released from the Escrow Account upon Final Resolution of the relevant Claim, with Purchaser receiving any disbursements required with respect to such Claim pursuant to the terms of Section 10.2 and the remainder of the Escrow Account being released to the Indemnifying Party. Notwithstanding anything to the contrary in this Agreement, no amounts payable (or potentially payable) to Seller pursuant to Sections 3.4(a) and 3.4(b) shall be subject to any reduction or offset by any Payment Offset.

(ii)       Within five (5) Business Days following the final determination of the amount of any Earnout Payment pursuant to the provisions of Sections 3.4, 3.5 and 3.6, the Purchaser and the Seller will provide joint written instructions to the Escrow Agent to release and transfer the number of Escrow Shares (if any) included in such Earnout Payment together with any Accrued Dividends thereon or other amounts or property attributable thereto held in the Escrow Account (“Release Instructions”).

3.4       Earnout Payment. The Escrow Property shall be held in the Escrow Account and, subject to this ARTICLE III and ARTICLE X, will be released to the Seller (along with the Accrued Dividends) in the event that the Company and its respective Subsidiaries meet certain minimum performance requirements in accordance with this ARTICLE III. Collectively, any payments contemplated under this Section 3.4 shall be referred to as the “Earnout Payment”.

(a)       Subject to this ARTICLE III and the provisions of ARTICLE X, in the event that the Company’s Gross Revenue for the year ended December 31, 2019 is:

(i)       greater than or equal to RMB 5,000,000,000, then the Escrow Agent shall release and transfer 1,950,000 Escrow Shares to the Seller as set forth in the Release Instructions; or

(ii)       less than RMB 5,000,000,000, then no Escrow Shares shall be released and transferred to the Seller pursuant to this Section 3.4(a),

(b)       Subject to this ARTICLE III and the provisions of ARTICLE X, in the event that the Company’s Adjusted EBITDA for the year ended December 31, 2019 is:

(i)        greater than or equal to RMB 200,000,000, then the Escrow Agent shall release and transfer 7,800,000 Escrow Shares to the Seller as set forth in the Release Instructions;

(ii)       is greater than RMB 150,000,000 but less than RMB 200,000,000, then the Escrow Agent shall release and transfer such number of Escrow Shares equal to 3,900,000 plus the product of (A) 3,900,000 and (B) the quotient of (x) Company’s Adjusted EBITDA minus 150,000,000, divided by (y) 50,000,000 (for the avoidance of doubt this amount shall not be greater than 7,800,000 Purchaser Ordinary Shares, nor less than 3,900,000 Purchaser Ordinary Shares) to the Seller as set forth in the Release Instructions;

(iii)      equal to RMB 150,000,000, then the Escrow Agent shall release and transfer 3,900,000 Escrow Shares to the Seller as set forth in the Release Instructions; or

(iv)       is less than RMB 150,000,000, then no Escrow Shares shall be released and transferred to the Seller pursuant to this Section 3.4(b).

(c)        Subject to this ARTICLE III and to any potential Losses set forth in any Claim Notice and the provisions of ARTICLE X, in the event that the Company’s Adjusted EBITDA for the year ended December 31, 2020 is:

(i)       greater than or equal to RMB 480,000,000, then the Escrow Agent shall release and transfer 9,750,000 Escrow Shares to the Seller as set forth in the Release Instructions;

(ii)       is greater than RMB 340,000,000 but less than RMB 480,000,000, then the Escrow Agent shall release and transfer such number of Escrow Shares equal to 4,875,000 plus the product of (A) 4,875,000 and (B) the quotient of (x) Company’s Adjusted EBITDA minus 340,000,000, divided by (y) 140,000,000 (for the avoidance of doubt this amount shall not be greater than 9,750,000 Purchaser Ordinary Shares, nor less than 4,875,000 Purchaser Ordinary Shares) to the Seller as set forth in the Release Instructions;

(iii)      equal to RMB 340,000,000, then the Escrow Agent shall release and transfer 4,875,000 Escrow Shares to the Seller as set forth in the Release Instructions; or

(iv)       is less than RMB 340,000,000, then no Escrow Shares shall be released and transferred to the Seller pursuant to this Section 3.4(c).

The payments provided for in Sections 3.4(a), 3.4(b) and 3.4(c) are independent of one another, and if the relevant conditions are satisfied, the Seller may be entitled to payments provided for pursuant to each such clause. For the avoidance of doubt, but subject to Sections 3.4(d) and 3.4(e) below, the Seller will not be entitled to the payments provided for in Sections 3.4(a) or 3.4(b) (as applicable) if the relevant conditions in Sections 3.4(a) or 3.4(b) (as applicable) are not satisfied, irrespective of whether the Seller is entitled to payment provided for in Section 3.4(c).

(d)       In the event that the closing trading price on the Nasdaq Capital Market (or other applicable securities exchange) of the Purchaser Ordinary Shares is equal to or greater than US$13.00 per share, and provided that Section 3.4(e) is not applicable, for any sixty (60) days in any period of ninety (90) consecutive trading days within fifteen (15) months following the Closing, then irrespective of the Company’s Gross Revenue or Adjusted EBITDA for any applicable periods, the parties will immediately deliver Release Instructions to the Escrow Agent for the release and transfer of (i) any and all remaining Escrow Shares corresponding to the Earnout Payments provided for in Sections 3.4(a) and (b) of this Agreement (subject to any applicable Payment Offsets to the extent that no other Escrow Shares are available to satisfy such Payment Offsets), and (ii) an additional 3,300,000 Escrow Shares (which shall not be subject to any Payment Offsets), in each case, together with any Accrued Dividends with respect to such Escrow Shares.

(e)       In the event that the closing trading price on the Nasdaq Capital Market (or other applicable securities exchange) of the Purchaser Ordinary Shares is equal to or greater than US$13.50 per share for any sixty (60) days in any period of ninety (90) consecutive trading days within thirty (30) months following the Closing, then irrespective of the Company’s Gross Revenue or Adjusted EBITDA for any applicable periods, the parties will immediately deliver Release Instructions to the Escrow Agent for the release and transfer of any and all remaining Escrow Shares, together with any Accrued Dividends with respect to such Escrow Shares and other amounts or property held in the Escrow Account at such time, subject to any applicable Payment Offsets, to the Seller.

(f)       For purposes hereof, the term “Escrow Property Unearned Amount” means, with respect to any Earnout Period, a portion of Escrow Property representing the difference, if any, between (i) the maximum amount of Escrow Property that the Seller could have been entitled to receive at the end of such Earnout Period in accordance with Section 3.4(a), (b) or (c) (as applicable), and (ii) the actual amount of Escrow Property that the Seller is actually entitled to receive at the end of such Earnout Period in accordance therewith. If there is an Escrow Property Unearned Amount at the end of an Earnout Period, such Escrow Property Unearned Amount will be deemed forfeited by the Seller with respect to Section 3.4(a), (b) or (c) (as applicable), but such Escrow Property Unearned Amount will not be deemed forfeited for purposes of Sections 3.4(d) and (e), and such Escrow Property Unearned Amount will be retained by the Escrow Agent until the final determination of the amount of Escrow Property that the Seller is actually entitled to receive pursuant to this Section 3.4. Within five (5) Business Days after a final determination of all applicable payments due to Seller pursuant to this Section 3.4, the Purchaser and the Seller shall provide joint written instructions to the Escrow Agent to release to the Purchaser any remaining Escrow Property that Seller is finally determined to not be entitled to receive pursuant to this Section 3.4. The Purchaser will cancel any Escrow Shares distributed to the Purchaser from the Escrow Account promptly after its receipt of such instructions and will cancel any Accrued Dividends payable in respect of such Escrow Shares. The Seller acknowledges that its right to receive any amounts pursuant to Section 3.4 is subject to the terms and conditions set forth in this Agreement, including (in particular) this Article III and Article X, and subject to the terms and conditions set forth in this Article III, such right is contingent on both the performance of the Company and its Subsidiaries for periods after the Closing and any Payment Offset (as applicable). The Seller further acknowledges that if the terms and conditions set forth in this Agreement, including (in particular) this Article III and Article X, are not satisfied, the Escrow Property Unearned Amount will consequently not be paid or delivered to the Seller, and the Seller shall have no right to receive such Escrow Property Unearned Amount.

3.5       Determination of Earnout Payment. As soon as practicable (but in any event within forty-five (45)) days) after the completion of the audited consolidated financial statements for the Company and its Subsidiaries for each year ended December 31, 2019 and December 31, 2020, the Company’s chief financial officer (the “CFO”) will prepare and deliver to the Purchaser and Seller a written statement (the “Earnout Statement”) that sets forth the CFO’s determination in accordance with the terms of this ARTICLE III of the Adjusted EBITDA and Gross Revenue for year ended December 31, 2019 and the Adjusted EBITDA for year ended December 31, 2020 based on such audited consolidated financial statements for each respective period, and the amount of any Earnout Payment the Seller is entitled to receive pursuant to the terms of Section 3.4. Each of the Purchaser and the Seller will have thirty (30) days after its receipt of an Earnout Statement to review it. To the extent reasonably requested in connection with their respective reviews of the Earnout Statement, the Company and its Subsidiaries will provide each of the Purchaser and the Seller and their respective representatives with reasonable access to the Books and Records of the Company and its Subsidiaries, their respective finance personnel and any other information that the Purchaser or the Seller reasonably requests relating to the determination of the Adjusted EBITDA and Gross Revenue for year ended December 31, 2019 and the Adjusted EBITDA for year ended December 31, 2020 and the calculation of the amount of the Earnout Payment. Either the Purchaser or the Seller may deliver written notice to the CFO (by providing notice to the Company to the attention of the CFO) and the other party on or prior to the thirtieth (30th) day after receipt of an Earnout Statement specifying in reasonable detail any items that they wish to dispute and the basis therefor. If either the Seller or the Purchaser fails to deliver such written notice in such thirty (30) day period, then such party will have waived its right to contest the Earnout Statement and the calculations set forth therein of the Adjusted EBITDA and Gross Revenue for year ended December 31, 2019 and the Adjusted EBITDA for the year ended December 31, 2020 and the amount of each respective Earnout Payment (if any). If neither Seller nor Purchaser delivers such a notice, the calculation of the Earnout Payment set forth in the Earnout Statement shall become final and for all purposes hereunder (other than for fraud or manifest error) at the end of such thirty (30) day period, and the Purchaser and Seller shall provide Release Instructions to the Escrow Agent in accordance with Section 3.3(d). If either the Purchaser or the Seller provides the CFO and the other party with written notice of any objections to the Earnout Statement in such thirty (30) day period, then the Seller and the Purchaser will, for a period of thirty (30) days following the date of delivery of such notice, attempt to resolve their differences and any written resolution by them as to any disputed amount will be final and binding for all purposes under this Agreement and the Purchaser and Seller shall provide Release Instructions to the Escrow Agent in accordance with Section 3.3(d). If at the conclusion of such thirty (30) day period the Seller and the Purchaser have not reached an agreement on any objections with respect to the Earnout Statement, then upon request of either party the parties will resolve the dispute in accordance with the dispute resolution procedure set forth in Section 3.6. The Company shall maintain a financial reporting system that enables the parties to calculate the Adjusted EBITDA and Gross Revenue for year ended December 31, 2019 and the Adjusted EBITDA for year ended December 31, 2020 for purposes of this ARTICLE III.

3.6       Dispute Resolution Procedure. Matters disputed pursuant to Section 3.5 may be referred by either the Purchaser or the Seller to the Independent Expert for determination in accordance with this Section 3.6. Each of the Seller and the Purchaser agrees to execute, if requested by the Independent Expert, a reasonable engagement letter with respect to the determination to be made by the Independent Expert. All fees and expenses of the Independent Expert will be borne in equal proportions by the Purchaser and the Seller. Except as provided in the preceding sentence, all other costs and expenses incurred by the Seller in connection with resolving any dispute hereunder before the Independent Expert will be borne by the Seller, and all other costs and expenses incurred by the Purchaser in connection with resolving any dispute hereunder before the Independent Expert will be borne by the Purchaser. The Independent Expert will determine only those issues still in dispute as of the Dispute Resolution Notice Date and the Independent Expert’s determination will be based solely upon and consistent with the terms and conditions of this Agreement. The determination by the Independent Expert will be based solely on presentations with respect to such disputed items by the Purchaser and the Seller to the Independent Expert and not on the Independent Expert’s independent review; provided, that such presentations will be deemed to include any work papers, records, accounts or similar materials delivered to the Independent Expert by the Purchaser or the Seller in connection with such presentations and any materials delivered to the Independent Expert in response to requests by the Independent Expert. Each of the Seller and the Purchaser will use their reasonable efforts to make their respective presentations as promptly as practicable following submission to the Independent Expert of the disputed items, and each such party will be entitled, as part of its presentation, to respond to the presentation of the other party and any questions and requests of the Independent Expert. In deciding any matter, the Independent Expert will be bound by the provisions of this Agreement, including this Section 3.6. It is the intent of the parties hereto that the procedures set forth in this Section 3.6 and the activities of the Independent Expert in connection herewith are not (and should not be considered to be or treated as) an arbitration proceeding or similar arbitral process and that no formal arbitration rules should be followed (including rules with respect to procedures and discovery). The Seller and the Purchaser will request that the Independent Expert’s determination be made within forty five (45) days after its engagement, or as soon thereafter as possible, will be set forth in a written statement delivered to the Purchaser and the Seller and will be final, conclusive, non-appealable and binding for all purposes hereunder (other than for fraud or manifest error), and the Purchaser and Seller shall provide Release Instructions to the Escrow Agent in accordance with Section 3.3(d)(ii).

3.7       Future Operations.

(a)       Following the Closing through December 31, 2020 (the “Earnout Period”), the Company and its Subsidiaries shall, and the Purchaser and its Affiliates shall cause the Company and its Subsidiaries to, operate, in good faith in accordance with the business plan and practices of the Company and its Subsidiaries in effect prior to the Closing with the existing executives of the Company and its Subsidiaries, and to continue to engage in financing activities so as to obtain and maintain resources for working capital, capital requirements and other business needs at a level consistent with past practices, and shall not make, accelerate or defer any payments or expenditures or accelerate or defer receipt of any revenues, or otherwise take, agree to take, not take or agree not to take any action, different from the ordinary course past practices of the Company and its Subsidiaries prior to the Closing and in each case in a manner that would be reasonably expected to adversely affect the Company’s Gross Revenue or Adjusted EBITDA for the year ended December 31, 2019, the Company’s Adjusted EBITDA for the year ended December 31, 2020 or the amount of any Earnout Payment payable or potentially payable to Seller. In addition, during the Earnout Period, the Company and its Subsidiaries shall not, and the Purchaser and its Affiliates shall cause the Company and its Subsidiaries not to:

(i)        (A) effect any dividend or distribution of any portion of the cash of the Company and its Subsidiaries, (B) enter into any intercompany loans or similar arrangements with Purchaser or any Affiliates of the Purchaser or (C) enter into any intercompany arrangements or transactions with Purchaser or any other Affiliates of the Purchaser on pricing on terms other than arm’s-length terms, in each case that would reasonably be expected to adversely affect the Company’s Gross Revenue or Adjusted EBITDA for the year ended December 31, 2019, the Company’s Adjusted EBITDA for the year ended December 31, 2020 or the amount of any Earnout Payment payable or potentially payable to Purchaser;

(ii)       (A) incur any Indebtedness or other Liabilities except for such Indebtedness or Liabilities as relate to the operation of the Company and its Subsidiaries, or (B) incur any Indebtedness or other Liabilities on behalf of the Purchaser or any of its Affiliates with respect to any business other than that of the Company and its Subsidiaries;

(iii)       transfer, convey, license or otherwise dispose of any rights, assets or properties (A) to any Affiliate that is not a wholly-owned Subsidiary of the Company or to the Purchaser or any Affiliate of Purchaser, except to the extent that any such rights, assets and operations, or portions thereof, so transferred, conveyed, licensed or otherwise disposed of continue to be included in the calculation of the Company’s Gross Revenue and Adjusted EBITDA for the year ended December 31, 2019 or the Company’s Adjusted EBITDA for the year ended December 31, 2020; or

(iv)       make any material change to its accounting practices, procedures or policies that would reasonably be expected to adversely affect the Company’s Gross Revenue or Adjusted EBITDA for the year ended December 31, 2019, the Company’s Adjusted EBITDA for the year ended December 31, 2020 or the amount of any Earnout Payment payable or potentially payable to Seller, except in each case as required by U.S. GAAP.

(b)       In the event of any reorganization, restructuring, merger, purchase, acquisition, disposition, divestiture or other transfer of equity, assets, properties or business, business combination, exclusive lease or license, or other similar transaction directly or indirectly involving the Company or any of its Subsidiaries during the Earnout Period, the parties shall determine by mutual good faith such action (if any) as is necessary to modify the calculation of the Company’s Gross Revenue and Adjusted EBITDA for the year ended December 31, 2019 or the Company’s Adjusted EBITDA for the year ended December 31, 2020 so as to ensure Seller maintains substantially equivalent economic rights under Section 3.4 after such transaction so as to effect the original intention of the parties as closely as possible. To the extent the parties are not able to reach a good faith mutual agreement pursuant to this Section 3.7(b), such matter will be subject to the dispute resolution procedures of ARTICLE XI.

(c)       The Company and its Subsidiaries shall keep, and Purchaser shall cause the Company and its Subsidiaries to keep, adequate records with respect to the Company and its Subsidiaries as is reasonably necessary to enable Seller to review the Earnout Statement and the calculation of Gross Revenue and Adjusted EBITDA contained therein.

(d)       Within ten (10) days following the Closing, Purchaser and Seller shall each appoint an individual (who may be replaced by the appointing Party at any time in its sole discretion) to together comprise a committee for the purpose of facilitating communications and monitoring the matters contemplated by this Section 3.7 (the “Committee”). The Committee shall meet on a quarterly basis during the Earnout Period to discuss the status of the business of the Company and its Subsidiaries, and shall be permitted to make reasonable inquiries to senior officers of the Company and its Subsidiaries.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE WARRANTORS

The Company and the Seller (together, the “Warrantors”) jointly and severally, hereby represent and warrant to Purchaser that each of the following representations and warranties are true, correct and complete as of the date of this Agreement (or, if a specific date is indicated in any such statement, true and correct as of such specified date), except as set forth in the Company Disclosure Schedule or information contained in the Proxy Statement relating to the Company.

4.1          Corporate Existence and Power. The Company is a company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and its Subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction in which they were formed (the Company and its Subsidiaries (including but not limited to HK Holdings and the WFOEs), collectively, the “Company Parties” and each a “Company Party”). Each of the Company Parties has all corporate or similar power and authority and all governmental licenses, franchises, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Business, in each case, as presently conducted in all material respects. Each of the Company Parties is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its Business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Company Material Adverse Effect. The Company Parties have offices located only at the addresses set forth on Schedule 4.1.

4.2       Authorization. The execution, delivery and performance by the Company Parties of this Agreement and the Additional Agreements and the consummation by the Company Parties of the transactions contemplated hereby and thereby are within the corporate powers of the Company Parties and have been duly authorized by all necessary action on the part of the Company Parties. This Agreement constitutes, and, upon their execution and delivery, each of the Additional Agreements will constitute, a valid and legally binding agreement of the Company Parties enforceable against the Company Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

4.3       Governmental Authorization. Neither the execution, delivery nor performance by the Company Parties of this Agreement or any Additional Agreements requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Authority requiring a consent, approval, authorization, order or other action of or filing with any Authority as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby (each of the foregoing, a “Governmental Approval”), other than such Governmental Approvals, if not so taken, made or obtained, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.4       Non-Contravention. None of the execution, delivery or performance by the Company Parties of this Agreement or any Additional Agreements does or will (a) contravene or conflict with the constitutional documents of the Company Parties, (b) contravene or conflict with or constitute a violation of any material provision of any Law or Order binding upon or applicable to the Company Parties, (c), constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company Parties or require any payment or reimbursement or to a loss of any material benefit relating to the Business to which the Company Parties are entitled under any provision of any Permit, Contract or other instrument or obligations binding upon the Company Parties or by which any of the Company Ordinary Shares or any of the Company’s assets is or may be bound or any Permit, in each case, (d) result in the creation or imposition of any Lien (except for Permitted Liens) on any of the Company Ordinary Shares or any of the Company Party’s assets or (e) cause a loss of any benefit relating to the Business to which the Company Parties are entitled under any provision of any Permit or Contract binding upon the Company Parties, other than, with respect to clauses (c), (d) and (e), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.5       Capitalization. The Company has an authorized share capital of US$80,000 divided into 800,000,000 Company Ordinary Shares (together with the Company Ordinary Share Rights, the “Company Capital Shares” of which (i) 160,000,000 Company Ordinary Shares and (ii) 36,461,500 options to purchase Company Ordinary Shares pursuant to the Kaixin Auto Group 2018 Equity Incentive Plan are issued and outstanding as of the date hereof. 153,538,500 options to purchase Company Ordinary Shares are issuable pursuant to the Kaixin Auto Group 2018 Equity Incentive Plan. No Company Capital Shares are held in its treasury. All of the issued and outstanding Company Capital Shares have been duly authorized and validly issued, are fully paid and non-assessable and have not been issued in violation of any preemptive or similar rights of any Person. All of the issued and outstanding Company Capital Shares are owned of record and beneficially by the Persons set forth on Schedule 4.5. The only Company Ordinary Shares that will be outstanding immediately after the Closing will be the Company Capital Shares owned by the Purchaser. No other class of equity securities of the Company is authorized or outstanding. Except for the equity securities granted under the Kaixin Auto Group 2018 Equity Incentive Plan and the equity securities reserved for issuance pursuant to both existing Dealership Agreements and After Sale Agreements, there are no: (a) outstanding subscriptions, options, warrants, rights (including “phantom share rights”), calls, commitments, understandings, conversion rights, rights of exchange, plans or other agreements of any kind providing for the purchase, issuance or sale of any shares of the equity securities of the Company, or (b) to the knowledge of the Company, agreements with respect to any of the Company Capital Shares, including any voting trust, other voting agreement or proxy with respect thereto.

4.6       Memorandum and Articles of Association. Copies of the constitutional documents of the Company Parties have heretofore been made available to Purchaser, and such copies are each true and complete copies of such instruments as amended and in effect on the date hereof.

4.7       Corporate Records. All proceedings occurring since October 1, 2015 of the board of directors, including committees thereof, and all consents to actions taken thereby, are accurately reflected in the minutes and records contained in the corporate minute books of the Company Parties.

4.8       Assumed Names. Schedule 4.8 is a complete and correct list of all assumed or “doing business as” names currently or, within five (5) years prior to the date of this Agreement, used by the Company Parties, including names on any websites. Since October 1, 2015, none of the Company Parties has used any name other than the names listed on Schedule 4.8 to conduct the Business. Each Company Party has filed appropriate “doing business as” certificates in all applicable jurisdictions with respect to itself.

4.9       Subsidiaries

(a)       Each Subsidiary is a company duly organized, validly existing and in good standing under and by virtue of the Laws of the jurisdiction of its formation set forth by its name on Schedule 4.9. Each Subsidiary has all power and authority, corporate and otherwise, and all governmental licenses, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Business as presently conducted and as proposed to be conducted, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Other than as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse, Effect, (i) no Subsidiary is qualified to do business as a foreign entity in any jurisdiction, except as set forth by its name on Schedule 4.9, and there is no other jurisdiction in which the character of the property owned or leased by any Subsidiary or the nature of its activities make qualification of such Subsidiary in any such jurisdiction necessary, and (ii) each Subsidiary has offices located only at the addresses set forth by its name on Schedule 4.9.

(b)       HK Holdings is the legal and beneficial owner of one hundred percent (100%) of the issued and outstanding equity interests of each WFOE. Except for the pledge of the shares of (a) the China Dealer made to SWFOE and (b) Qianxiang Changda made to the SWFOE, pursuant to the VIE Contracts there are no outstanding options, warrants, rights (including conversion rights, preemptive rights, rights of first refusal or similar rights) or agreements to purchase or acquire any equity interest, or any securities convertible into or exchangeable for an equity interest, of either WFOE. The VIE Contracts which are set forth on Schedule 4.9(b) pursuant to which the profits of China Dealer are paid to SWFOE and China Dealer are contractually controlled by SWFOE. BWFOE is not a party to any variable interest entity contracts with China Dealer or any other Person, and does not otherwise conduct its business through China Dealer or any entity.

(c)        The capital and organizational structure of each Subsidiary organized or registered in the PRC (each, a “PRC Target Company”) are valid and in compliance with the applicable PRC Laws, other than as would not reasonably be expected to have a Company Material Adverse Effect. The registered capital of each PRC Target Company has been fully paid up in accordance with the schedule of payment stipulated in its articles of association, approval documents, certificates of approval and legal person business license (collectively, the “PRC Establishment Documents”) and in compliance with applicable PRC Laws, and there is no outstanding capital contribution commitment, other than as disclosed in Schedule 4.9(c). The PRC Establishment Documents of each PRC Target Company have been duly approved and filed in accordance with the laws of the PRC and are valid and enforceable. The business scope specified in the PRC Establishment Documents of the PRC Target Companies complies in all material respects with the requirements of all applicable PRC Laws, and the operation and conduct of business by, and the term of operation of the PRC Target Companies in accordance with the PRC Establishment Documents are in compliance with applicable PRC Laws.

4.10       Consents. The Contracts listed on Schedule 4.10 are the only Contracts binding upon the Company Parties or by which any of the Company Capital Shares or any of the Company Parties’ assets are bound, requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby, other than such consents, approvals, authorizations, orders or other actions or filings which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.11       Financial Statements.

(a)       Schedule 4.11 includes (i) the audited consolidated financial statements of the Company as of and for the years ended December 31, 2017 and 2016, consisting of the audited consolidated balance sheet as of such date, the audited consolidated income statement for the twelve (12) month period ended on such date, and the audited consolidated cash flow statement for the twelve (12) month period ended on such date and (ii) unaudited financial statements (the “Unaudited Financial Statements”) from January 1, 2018 through June 30, 2018 (collectively, the “Financial Statements”) and the unaudited consolidated balance sheet as of June 30, 2018 included therein, the “Balance Sheet”).

(b)       The Financial Statements are complete and accurate and fairly present in all material respects the financial position of the Company Parties as of the dates thereof and the results of operations of the Company Parties for the periods reflected therein in conformity with U.S. GAAP. The Financial Statements (i) were prepared from the Books and Records of the Company Parties; (ii) were prepared on an accrual basis in accordance with U.S. GAAP consistently applied; (iii) contain and reflect all necessary adjustments and accruals for a fair presentation of the Company Parties’ financial condition as of their dates including for all warranty, maintenance, service and indemnification obligations; and (iv) contain and reflect adequate provisions for all Liabilities for all material Taxes applicable to the Company Parties with respect to the periods then ended.

(c)       Except as specifically disclosed, reflected or fully reserved against on the Balance Sheet, and for liabilities and obligations of a similar nature and in similar amounts incurred in the ordinary course of business since the date of the Balance Sheet, there are no material liabilities, debts or obligations (whether accrued, fixed or contingent, liquidated or unliquidated, asserted or unasserted or otherwise) relating to each of the Company Parties. All debts and Liabilities, fixed or contingent, which should be included under U.S. GAAP on the Balance Sheet are included therein.

(d)       The Balance Sheet included in the Financial Statements accurately reflects in all material respects the outstanding Indebtedness of the Company Parties as of the date thereof.

(e)       All financial projections delivered by or on behalf of the Company Parties to Purchaser with respect to the Business were prepared in good faith using assumptions that the Company Parties believe to be reasonable.

4.12       Books and Records. All Contracts, documents, and other papers or copies thereof delivered to Purchaser by or on behalf of the Company Parties are accurate, complete, and authentic in all material respects.

(a)       The Books and Records accurately and fairly, in all material respects, reflect the transactions and dispositions of assets of and the providing of services by the Company Parties. Each Company Party maintains a system of internal accounting controls sufficient in all material respects to provide reasonable assurance that:

(i)         transactions are executed only in accordance with the respective management’s authorization;

(ii)        all income and expense items are promptly and properly recorded for the relevant periods in accordance with the revenue recognition and expense policies maintained by the Company Parties, as permitted by U.S. GAAP;

(iii)       access to assets is permitted only in accordance with the respective management’s authorization; and

(iv)       recorded assets are compared with existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(b)       All accounts, books and ledgers of each Company Party have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Each Company Party does not have any records, systems controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any mechanical, electronic or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership (excluding licensed software programs) and direct control of each Company Party and which are not located at the relevant office.

4.13       Absence of Certain Changes. Since the date of the Balance Sheet, the Company Parties have conducted the Business in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, since the date of the Balance Sheet, other than in connection with the transactions contemplated by this Agreement (including the transfer of the Company’s equity interest in its Ji’nan subsidiary and related assets to an Affiliate of Seller), there has not been:

(a)       any Company Material Adverse Effect;

(b)       any transaction, Contract or other instrument entered into, or commitment made by, a Company Party relating to the Business, or any of the Company Parties’ assets (including the acquisition or disposition of any assets) or any relinquishment by any Company Party of any Contract or other right, in either case other than transactions and commitments in the ordinary course of business consistent in all respects, including kind and amount, with past practice and those contemplated by this Agreement (other than as set forth in Schedule 4.13(b));

(c)       (i) any redemption of, declaration, setting aside or payment of any dividend or other distribution with respect to any ordinary shares or other equity interests in the Company Parties; (ii) any issuance by a Company Party of ordinary shares or other equity interests in a Company Party (other than pursuant to the Kaixin Auto Group 2018 Equity Incentive Plan), or (iii) any repurchase, redemption or other acquisition, or any amendment of any term, by a Company Party of any outstanding ordinary shares or other equity interests (other than as set forth in Schedule 4.13(c) or in connection with the Kaixin Auto Group 2018 Equity Incentive Plan);

(d)       (i) any creation or other incurrence of any Lien other than Permitted Liens on the Company Capital Shares or any of the material Lien on Company Parties’ assets, and (ii) any making of any loan, advance or capital contributions to or investment in any Person or guarantee of any obligation of any Person by any Company Party other than in the ordinary course of business consistent with past practice;

(e)       any personal property damage, destruction or casualty loss or personal injury loss (whether or not covered by insurance) affecting the business or assets of the Company, other than as would not be expected to, individually in the aggregate, have a Company Material Adverse Effect;

(f)       any material labor dispute, other than routine individual grievances, or any material activity or proceeding by a labor union or representative thereof to organize any employees of a Company Party, which employees were not subject to a collective bargaining agreement at the date of the Balance Sheet, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of a Company Party;

(g)       any sale, transfer, lease to others or otherwise disposition of any of its material assets by a Company Party, excluding Inventory, licenses and services sold in the ordinary course of business consistent with past practice;

(h)       (i) any amendment to or termination of any Material Contract, (ii) any amendment to any material license or material permit from any Authority held by a Company Party, (iii) any receipt of any notice of termination of any of the items referenced in (i) and (ii); and (iv) a material default by a Company Party under any Material Contract, or any material license or material permit from any Authority held by the Company Party, other than in the cases of each of clauses (i) through (iv), as provided for in this Agreement or the transactions contemplated hereunder or as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect;

(i)       any capital expenditure by a Company Party in excess in any fiscal month of an aggregate of US$500,000 or entering into any lease of capital equipment or property under which the annual lease charges exceed US$2,400,000 in the aggregate by a Company Party;

(j)       any institution of litigation, settlement or agreement to settle any litigation, action, proceeding or investigation before any court or governmental body relating to a Company Party or its property or suffering of any actual or threatened litigation, action, proceeding or investigation before any court or governmental body relating to a Company Party or its property, other than as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole;

(l)       except as required by U.S. GAAP, any change in the accounting methods or practices (including, any change in depreciation or amortization policies or rates) of a Company Party or any revaluation of any of the assets of a Company Party;

(m)      any amendment to a Company Party’s constitutional documents, or any engagement by a Company Party in any merger, consolidation, reorganization, reclassification, liquidation, dissolution or similar transaction (other than as set forth in Schedule 4.13(m));

(n)       any acquisition of assets (other than acquisitions of inventory in the ordinary course of business consistent with past practice) or business of any Person, other than as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect;

(o)       any material Tax election made by a Company Party outside of the ordinary course of business consistent with past practice, or any material Tax election changed or revoked by a Company Party; any material claim, notice, audit report or assessment in respect of Taxes settled or compromised by a Company Party; any annual Tax accounting period changed by a Company Party; any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement relating to any Tax entered into by a Company Party; or any right to claim a material Tax refund surrendered by a Company Party; or

(p)       any commitment or agreement to do any of the foregoing.

Since the date of the Balance Sheet through and including the date hereof, no Company Party has taken any action nor has any event occurred which would have violated the covenants of a Company Party set forth in Section 6.1 herein if such action had been taken or such event had occurred between the date hereof and the Closing Date.

4.14       Properties; Title to the Company Parties’ Assets.

(a)       Other than as disclosed on Schedule 4.14 or as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the items of Tangible Personal Property have no defects, are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted) and have been properly maintained, and are suitable for their present uses and meet all specifications and warranty requirements with respect thereto.

(b)       Other than as disclosed on Schedule 4.14 or as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company Parties have good, valid and marketable title in and to, or in the case of assets which are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use, all of their assets are reflected on the Balance Sheet or were acquired after June 30, 2018. Other than as would not be reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, no such asset is subject to any Liens other than Permitted Liens. Other than as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, The Company Parties’ assets constitute all of the assets of any kind or description whatsoever, including goodwill, for the Company Parties to operate the Business immediately after the Closing in the same manner as the Business is currently being conducted.

4.15       Litigation. Other than as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, there is no Action (or any basis therefore) pending against threatened against or affecting, a Company Party, any of its officers or directors, the Business, or any Company Capital Shares or any of the Company Parties’ assets or any Contract before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements. There are no outstanding judgments against the Company Parties.

4.16       Contracts.

(a)       Schedule 4.16(a) lists all material Contracts, oral or written (collectively, “Material Contracts”) to which a Company Party is a party and which are currently in effect and constitute the following:

(i)        all Contracts that require annual payments or expenses by, or annual payments or income to, a Company Party of US$1,000,000 or more (other than standard purchase and sale orders entered into in the ordinary course of business consistent with past practice);

(ii)       all sales, advertising, agency, lobbying, broker, sales promotion, market research, marketing or similar contracts and agreements, in each case requiring the payment of any commissions by a Company Party in excess of US$1,000,000 annually;

(iii)      all employment Contracts, employee leasing Contracts, and consultant and sales representatives Contracts with any current or former officer, director, employee or consultant of a Company Party or other Person, under which a Company Party (A) has continuing obligations for payment of annual compensation of at least US$1,000,000, (B) has material severance or post termination obligations to such Person (other than obligations under applicable Law, if applicable), or (C) has an obligation to make a payment upon consummation of the transactions contemplated hereby or as a result of a change of control of a Company Party;

(iv)      all Contracts creating a material joint venture, strategic alliance, limited liability company and partnership agreements to which a Company Party is a party;

(v)       all Contracts relating to any material acquisitions or dispositions of assets by a Company Party;

(vi)      all Contracts for licensing material Intellectual Property, other than (i) shrink-wrap licenses and (ii) non-exclusive licenses granted in the ordinary course of business;

(vii)     all Contracts relating to material secrecy, confidentiality and nondisclosure obligations restricting the conduct of a Company Party or substantially limiting the freedom of a Company Party to compete in any line of business or with any Person or in any geographic area;

(ix)       all Contracts providing for material guarantees, indemnification arrangements and other hold harmless arrangements made or provided by a Company Party, including all ongoing agreements for repair, warranty, maintenance, service, indemnification or similar obligations;

(x)        all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which a Company Party holds a leasehold interest (including the Leases) and which involve payments to the lessor thereunder in excess of US$200,000 per month;

(xi)       all Contracts relating to outstanding Indebtedness, including financial instruments of indenture or security instruments (typically interest-bearing) such as notes, mortgages, loans and lines of credit, except any such Contract with an aggregate outstanding principal amount not exceeding US$1,000,000 (excluding the renewal or extension of existing Contracts);

(xii)      any Contract relating to the voting or control of the equity interests of the Company or the election of directors of a Company Party (other than the constitutional documents of the Company Parties);

(xiii)     any Contract not cancellable by a Company Party with no more than sixty (60) days’ notice if the effect of such cancellation would result in monetary penalty to a Company Party in excess of US$1,000,000 per the terms of such Contract;

(xiv)     any Contract that can be terminated, or the provisions of which are altered, as a result of the consummation of the transactions contemplated by this Agreement or any of the Additional Agreements to which a Company Party is a party;

(xv)      any Contract for which any of the benefits, compensation or payments (or the vesting thereof) with respect to a director, officer, employee or consultant of a Company Party will be increased or accelerated by the consummation of the transactions contemplated hereby or the amount or value thereof will be calculated on the basis of any of the transactions contemplated by this Agreement;

(xvi)     any Contract that is a VIE Contract or otherwise is between (A) the Company, HK Holdings and/or any WFOE, on the one hand, and (B) China Dealer, any Subsidiary of China Dealer or the China Dealer Shareholders, on the other hand;

(xvii)    any Contract that is a Dealership Agreement or otherwise is between (A) the China Dealer and/or any WFOE, on the one hand, and (B) a Dealer Partner or an Affiliate of a Dealer Partner, on the other hand; and

(xviii)   any Contract that is a After Sale Agreement or otherwise is between (A) Zhoushuo, on the one hand, and (B) a After Sale Partner or an Affiliate of a After Sale Partner, on the other hand.

(b)       Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidies, taken as a whole, each Material Contract is a valid and binding agreement, and is in full force and effect, and neither a Company Party nor, to a Company Party’s best knowledge, any other party thereto, is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract, (ii) no Company Party has assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any Material Contracts, or granted any power of attorney with respect thereto or to any of the Company Parties assets, and (iii) no Contract (A) requires a the Company Party to post a bond or deliver any other form of security or payment to secure its obligations thereunder or (B) imposes any non-competition covenants that may be binding on, or restrict the Business or require any payments by or with respect to Purchaser or any of its Affiliates. The Company Parties shall, within 30 days of the Signing Date, provide to Purchaser true and correct copies of each written Material Contract.

(c)       Except as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the execution, delivery or performance by the Company Parties of this Agreement or Additional Agreements to which a Company Party is a party or the consummation by the Company Parties of the transactions contemplated hereby or thereby constitutes a default under or gives rise to any right of termination, cancellation or acceleration of any obligation of a Company Party or to a loss of any material benefit to which the Company Parties are entitled under any provision of any Material Contract.

(d)       Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidies, taken as a whole, the Company Parties are in compliance with all covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or agreements evidencing any Indebtedness.

4.17       Licenses and Permits. Schedule 4.17 correctly lists each material license, franchise, permit, order or approval or other similar authorization affecting, or relating in any way to, the Business, together with the name of the Authority issuing the same (the “Permits”). Except as indicated on Schedule 4.17 or as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, such Permits are valid and in full force and effect, and none of the Permits will, assuming any applicable related third party consent has been obtained or waived prior to the Closing Date, be terminated or impaired or become terminable as a result of the transactions contemplated hereby. Other than as would not be reasonably expected to have a Company Material Adverse Effect, the Company Parties have all Permits necessary to operate the Business.

4.18       Compliance with Laws. Other than as disclosed on Schedule 4.18 or except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Parties are not in violation of, have not violated, and, to the Company’s knowledge, are neither under investigation with respect to nor have been threatened to be charged with or given notice of any violation or alleged violation of, any applicable Law, or judgment, order or decree entered by any court, arbitrator or Authority, domestic or foreign, nor, to the Company’s knowledge, is there any basis for any such charge.

4.19       Intellectual Property.

(a)       Schedule 4.19 sets forth a true, correct and complete list of all Intellectual Property owned by the Company Parties, specifying as to each, as applicable: (i) application or registration number; (ii) the owner of such Intellectual Property; and (iii) the jurisdictions by or in which such Intellectual Property has been issued or registered or in which an application for such issuance or registration has been filed.

(b)       Within the past three (3) years, no Company Party has been sued or charged in writing with or been a defendant in any Action that involves a claim of infringement of any Intellectual Property, and the Company Parties have no knowledge of any other claim of infringement by a Company Party, except for any that have since been resolved. To the Company’s knowledge, no other Person is infringing any Intellectual Property owned by a Company Party.

(c)       To the Company’s knowledge, the conduct of the business of the Company Parties does not infringe the Intellectual Property rights of any Person in any material respect. The Company Parties exclusively own the Intellectual Property set forth in Schedule 4.19.

(d)       All employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any material Intellectual Property on behalf of the Company Parties or any predecessors in interest thereto have assigned their Intellectual Property rights to a Company Party, except where such assignment occurs by operation of law.

(e)       The Company Parties have taken reasonable measures to safeguard and maintain (i) the confidentiality and value of all trade secrets and other confidential information owned by them and (ii) the security, operation and integrity of their material systems and software, and there have been no material breaches, interruptions or violations of the same.

4.20       Accounts Receivable and Payable; Loans.

(a)       To the Company’s knowledge, all accounts receivable and notes of the Company Parties reflected on the Financial Statements, and all accounts receivable and notes arising subsequent to the date thereof, represent valid obligations arising from services actually performed or goods actually sold by a Company Party in the ordinary course of business consistent with past practice. To the Company’s knowledge, the accounts payable of the Company Parties reflected on the Financial Statements, and all accounts payable arising subsequent to the date thereof, arose from bona fide transactions in the ordinary course consistent with past practice.

(b)       To the Company’s knowledge, the Company has received no written notice of any contest, claim, or right of setoff in any agreement with any maker of an account receivable or note relating to the amount or validity of such account, receivables or note that would reasonably be expected to result in a Company Material Adverse Effect. To the Company’s knowledge, all accounts, receivables or notes are good and collectible in the ordinary course of business.

(c)       The information set forth on Schedule 4.20(c) separately identifies any and all accounts, receivables or notes of a Company Party which are owed by any Affiliate of the Company.

4.21       Pre-payments. No Company Party has received any payments with respect to any services to be rendered or goods to be provided after the Closing except in the ordinary course of business.

4.22       Employees.

(a)       Schedule 4.22(a) sets forth a true, correct and complete list of the ten (10) highest paid employees of the Company as of September 30, 2018, setting forth the name, title, current salary or compensation rate for each such person and total compensation (including bonuses) paid to each such person for the fiscal year ended December 31, 2017.

(b)       To the knowledge of each Company Party, no Company Party is a party to or subject to any employment contract, consulting agreement, collective bargaining agreement, or confidentiality agreement restricting the activities of the Company Parties, non-competition agreement restricting the activities of the Company Parties, or any similar agreement. There is no activity or proceeding by a labor union or representative thereof to organize any employees of a Company Party

(c)       There are no pending or threatened claims or proceedings against a Company Party under any worker’s compensation policy or long-term disability policy.

4.23       Employment Matters.

(a)       Schedule 4.23(a) sets forth a true and complete list of every employment agreement, commission agreement, employee group or executive medical, life, or disability insurance plan, and each incentive, bonus, profit sharing, retirement, deferred compensation, equity, phantom shares, share option, share purchase, share appreciation right or severance plan of a Company Party, including the Kaixin 2018 Equity Incentive Plan, now in effect or under which a Company Party has any obligation, or any understanding between a Company Party and any employee concerning the terms of such employee’s employment that does not apply to the Company Party’s employees generally (collectively, “Labor Agreements”). The Company Parties have previously delivered to Purchaser true and complete copies of each such Labor Agreement and any generally applicable employee handbook or policy statement of each Company Party.

(b)       Except as disclosed on Schedule 4.23(b):

(i)       to the knowledge of Company Party, no current employee of a Company Party, in the ordinary course of his or her duties, has breached breach any obligation to a former employer in respect of any covenant against competition or soliciting clients or employees or servicing clients or confidentiality or any proprietary right of such former employer; and

(ii)      no Company Party is a party to any collective bargaining agreement, no Company Party has any material labor relations dispute, and there is no pending representation question or union organizing activity in respect of employees of a Company Party.

4.24       Withholding. Other than as disclosed on Schedule 4.24, (a) all social security contributions in respect of or on behalf of all its employees in accordance with applicable Law have been paid or adequate accruals therefor have been made on the Financial Statements, and (b) all reasonably anticipated, material obligations of the Company Parties with respect to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the ordinary course of business), whether arising by operation of Law, by contract, or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees in respect of the services rendered by any of them prior to the date hereof have been or will be paid by the Company Parties prior to the Closing Date.

4.25       Real Property.

(a)       Except as set forth on Schedule 4.25, the Company Parties do not own, or otherwise have an interest in, any Real Property, including under any Real Property lease, sublease, space sharing, or other occupancy agreement. Each Company Party has good, valid and subsisting title to its respective leasehold estates in the offices described on Schedule 4.25, free and clear of all Liens. Other than as would not be reasonably expected to have a Company Material Adverse Effect, no Company Party has breached or violated any local zoning laws, and no notice from any Person has been received by a Company Party or served upon a Company Party claiming any violation of any local zoning laws.

4.26       Accounts. Schedule 4.26 sets forth a true, complete and correct list of the checking accounts, deposit accounts, safe deposit boxes, and brokerage, commodity and similar accounts of each Company Party, including the account number and name, the name of each depositary or financial institution and the address where such account is located and the authorized signatories thereto.

4.27       Tax Matters.

(a)       (i) Each Company Party has duly and timely filed all material Tax Returns which are required to be filed by or with respect to it, and has paid all material Taxes which have become due; (ii) in all material respects, all such Tax Returns are true, correct and complete and accurate and disclose all Taxes required to be paid; (iii) no Company Party is aware of any Action, pending or proposed or threatened, with respect to Taxes of a Company Party or for which a Lien may be imposed upon any of the Company Parties’ assets; (iv) no statute of limitations in respect of the assessment or collection of any Taxes of the Company Parties for which a Lien may be imposed on any of the Company Parties’ assets has been waived or extended, which waiver or extension is in effect, except for automatic extensions of time to file Tax Returns obtained in the ordinary course of business; (v) each Company Party has complied in all material respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all material Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by a Company Party; (vi) there is no Lien for Taxes upon any of the assets of a Company Party other than Permitted Liens; (vii) no claim has ever been made by a Taxing Authority in a jurisdiction where a Company Party has not paid any Tax or filed Tax Returns, asserting that a Company Party is or may be subject to material Tax in such jurisdiction; (viii) there is no outstanding power of attorney from any Company Party authorizing anyone to act on behalf of a Company Party in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of a Company Party; (ix) each Company Party is not a party to any Tax sharing or Tax allocation Contract (other than any customary commercial contract the principal subject of which is not Taxes); (x) each Company Party is not and has never been included in any consolidated, combined or unitary Tax Return other than a Tax Return that includes only the Company Parties; (xi) there is no outstanding request for a ruling from any Taxing Authority, request for a consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority, or agreement with any Taxing Authority, with respect to the Company Parties; (xii) the Company Parties have not requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed; (xiii) to the knowledge of each Company Party, no issue has been raised by a Taxing Authority in any prior Action relating to any Company Party with respect to any Tax for any period which, by application of the same or similar principles, could reasonably be expected to result in a material proposed Tax deficiency of a Company Party for any other period; and (xiv) no Company Party is liable for the Taxes of another Person that is not a Company Party as a transferee or successor or as a member of consolidated, combined, unitary or similar Tax group.

(b)       The Company parties will not be required to include any item of income or exclude any item of deduction for any taxable period ending after the Closing Date as a result of the use of a method of accounting with respect to any transaction that occurred on or before the Closing Date.

4.28       Environmental Laws.  Except as set forth on Schedule 4.28, no Company Party has (i) received any written notice of any alleged claim, violation of or Liability under any Environmental Law which has not heretofore been cured or for which there is any remaining liability; (ii) disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Materials, arranged for the disposal, discharge, storage or release of any Hazardous Materials, or exposed any employee or other individual to any Hazardous Materials so as to give rise to any Liability or corrective or remedial obligation under any Environmental Laws; or (iii) entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other Person with respect to liabilities arising out of Environmental Laws or the Hazardous Materials Activities of a Company Party, except in each case as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

(a)       The Company Parties have delivered to Purchaser all material records in its possession concerning any material Hazardous Materials Activities of a Company Party and all material environmental audits and assessments in the possession or control of a Company Party of any facility currently owned or leased by a Company Party which identifies the potential for any material liabilities under or material violations of Environmental Law of or by a Company Party.

(b)       To the knowledge of the Company, there are no Hazardous Materials in, on, or under any properties owned, leased or used at any time by Company Parties such as could give rise to any Liability or corrective or remedial obligation of the a Company Party under any Environmental Laws, except in each case as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

4.29       Finders’ Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company or any of its Affiliates who might be entitled to any fee or commission from Purchaser or any of its Affiliates (including a Company Party following the Closing) upon consummation of the transactions contemplated by this Agreement.

4.30       Powers of Attorney and Suretyships. The Company Parties do not have any general or special powers of attorney outstanding (whether as grantor or grantee thereof) or any obligation or liability (whether actual, accrued, accruing, contingent, or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person.

4.31       Directors and Officers. Schedule 4.31 sets forth a true, correct and complete list of all directors and officers of the Company Parties as of the date of this Agreement.

4.32       Certain Business Practices. Neither the Company Parties, nor any of their directors or officers or employees, nor to the knowledge of any Company Party any of their agents, in each case acting in their capacities as such, have (i) used any Company Party funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or (iii) made any other unlawful payment. Neither the Company Parties, nor any of their directors or officers or employees, nor to the knowledge of any Company Party any of their agents, in each case acting in their capacities as such, have, since October 1, 2015, directly or indirectly, in connection with the business of any of the Company Parties, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier or other Person who is or may be in a position to help or hinder the Company Parties or assist the Company Parties in connection with any actual or proposed transaction, which, if not given could reasonably be expected to have had a Company Material Adverse Effect on the Company Parties, or which, if not continued in the future, could reasonably be expected to adversely affect the business or prospects of the Company Parties that could reasonably be expected to subject the Company Parties to suit or penalty in any private or governmental litigation or proceeding.

4.33       VIE Contracts.

Other than as disclosed on Schedule 4.33:

(a)       The Company or any of its Subsidiaries, the WFOEs, the China Dealer Shareholders and the Qianxiang Changda Shareholders have the legal right, power and authority (corporate and other) to enter into and perform its obligations under each applicable VIE Contract to which it is a party and has taken all necessary action (corporate and other) to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each VIE Contract to which it is a party.

(b)       To the extent permitted by applicable Laws, each VIE Contract constitutes a valid and legally binding obligation of the parties named therein and enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)       The execution and delivery by each party named in each VIE Contract, and the performance by such party of its obligations thereunder and the consummation by it of the transactions contemplated therein shall not (i) result in any violation of, be in conflict with, or constitute a default under, any provision of its constitutional documents as in effect at the date hereof, or any Material Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, (ii) accelerate, or constitute an event entitling any Person to accelerate, the maturity of any Indebtedness or other liability of the Company or any of its Subsidiaries or to increase the rate of interest presently in effect with respect to any Indebtedness of the Company or any of its Subsidiaries or (iii) result in the creation of any Lien, claim, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries.

(d)       All consents required in connection with the VIE Contracts have been made or unconditionally obtained in writing, and no such consent has been withdrawn or subject to any condition precedent which has not been fulfilled or performed.

(e)       Each VIE Contract is in full force and effect and no party to any VIE Contract is in breach or default in the performance or observance of any of the terms or provisions of such VIE Contract. None of the parties to any VIE Contract has sent or received any communication regarding termination of or intention not to renew any VIE Contract, and no such termination or non-renewal has been threatened by any of the parties thereto.

4.34       Money Laundering Laws. The operations of the Company Parties are and have been conducted at all times in compliance with all applicable money laundering statutes, the rules and regulations thereunder, and any other applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any relevant governmental Authority (collectively, the “Money Laundering Laws”), and no Action involving the Company Parties with respect to the Money Laundering Laws is pending or, to the knowledge of the Company Parties, threatened.

4.35       Not an Investment Company. No Company Party is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

4.36       Transitional Agreements.

(a)       At Closing, the Transitional Agreements will constitute valid and legally binding obligations of the parties named therein and enforceable in accordance with its terms.

(b)       The Company and its Subsidiaries, together with the rights, licenses, services and benefits to be provided to the Company and its Subsidiaries pursuant to this Agreement and the other Additional Agreements, constitute all of the assets, properties and rights owned, leased or licensed by Seller and its Subsidiaries necessary to conduct the Business in all material respects as currently conducted, in each case other than the assets, properties and rights used to perform the services that are the subject of the Transitional Agreements.

4.37       PRC Overseas Investment Registrations. Each Company Party that is incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its equity holders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company Party (the “PRC Overseas Investment Regulations”), including requesting each equity holder, option holder, director, officer and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment Regulations.

4.38       Disclosure. No representation or warranty by the Seller or Company made in this Agreement and no material information provided by the Seller or Company to the Purchaser in connection with the negotiation or execution of this Agreement or any agreement contemplated hereby (including but not limited to the Company Form F-1, as of the date of its submission to the SEC) contained or contains (as applicable) any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company that each of the following representations and warranties are true, correct and complete as of the date of this Agreement, except as disclosed in the Purchaser SEC Documents filed prior to the date of this Agreement:

5.1         Corporate Existence and Power; Constitutional Documents. Purchaser is a company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. Copies of the constitutional documents of Purchaser have heretofore been made available to the Company, and such copies are each true and complete copies of such instruments as amended and in effect on the date hereof.

5.2         Corporate Authorization.

(a)       The execution, delivery and performance by Purchaser of this Agreement and the Additional Agreements (of which it is a party to) and the consummation by Purchaser of the transactions contemplated hereby and thereby are within the corporate powers of Purchaser. This Agreement and each of the Additional Agreements has been duly authorized by all necessary corporate action on the part of the Purchaser other than the approval of the shareholders of the Purchaser in general meeting. This Agreement has been duly executed and delivered by Purchaser and it constitutes, and upon its execution and delivery, the Additional Agreements (of which it is a party to will constitute, a valid and legally binding agreement of Purchaser, enforceable against them in accordance with its terms.

(b)       The Purchaser board of directors (including any required committee or subgroup thereof) has, as of the date of this Agreement, unanimously (i) declared the advisability of the transactions contemplated by this Agreement, (ii) determined that the transactions contemplated hereby are in the best interests of the shareholders of Purchaser and (iii) determined that the transactions contemplated hereby constitutes a “Business Combination” as such term is defined in Purchaser’s amended and restated memorandum and articles of association.

5.3         Governmental Authorization. Neither the execution, delivery nor performance of this Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

5.4         Non-Contravention. The execution, delivery and performance by the Purchaser of this Agreement and the Additional Agreements and the consummation by the Purchaser of the transactions contemplated hereby and thereby do not and will not (i) result in holders of fewer than the number of Purchaser Units specified in the Purchaser’s constitutional documents exercising their redemption rights with respect to such transaction, contravene or conflict with the constitutional documents of Purchaser or (ii) contravene or conflict with or constitute a violation of Purchaser’s constitutional documents or any provision of any Law, judgment, injunction, order, writ, or decree binding upon Purchaser.

5.5         Finders’ Fees. Except for the Deferred Underwriting Amount, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Purchaser or its Affiliates who might be entitled to any fee or commission from the Company, the Seller or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

5.6         Issuance of Shares. The Closing Payment Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued, and will be fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Cayman Islands Law, the Purchaser’s constitutional documents or any contract to which Purchaser is a party or by which Purchaser is bound.

5.7         Capitalization.

(a)       The authorized share capital of Purchaser is US$20,200 divided into 200,000,000 Purchaser Ordinary Shares, of which 26,323,092 Purchaser Ordinary Shares are issued and outstanding as of the date hereof, and 2,000,000 preferred shares, par value US$0.0001 per share, of which none are issued and outstanding as of the date hereof. No other shares or other voting securities of Purchaser are issued, reserved for issuance or outstanding. All issued and outstanding Purchaser Ordinary Shares are, and any additional Purchaser Ordinary Shares issued prior to the Closing will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Cayman Islands law, the Purchaser’s constitutional documents or any contract to which Purchaser is a party or by which Purchaser is bound. Except as set forth herein, there are no outstanding contractual obligations of Purchaser to repurchase, redeem or otherwise acquire any Purchaser Ordinary Shares or any capital equity of Purchaser. There are no outstanding contractual obligations of Purchaser to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. Except as set forth in this Section 5.7(a), there are no outstanding shares of capital stock of or other voting securities or ownership interests in Purchaser.

(b)      As of the date hereof, 10,585,010 Purchaser Warrants, each entitling the holder thereof to purchase one Purchaser Ordinary Share at a price of US$11.50 are issued and outstanding.

5.8         Memorandum and Articles. Copies of the constitutional documents of the Purchaser have heretofore been made available to the Company and the Seller, and such copies are each true and complete copies of such instruments as amended and in effect on the date hereof.

5.9         Information Supplied. The Proxy Statement will, when filed with the SEC and at the time it is mailed to Purchaser’s shareholders, comply with the applicable requirements of the Exchange Act. The Proxy Documents (as defined in Section 6.5(a)) will not, at the date of filing and/or mailing, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Purchaser or that are included in the Purchaser SEC Documents). No material information provided by the Purchaser to the Company or the Seller in connection with the negotiation or execution of this Agreement or any agreement contemplated hereby (including but not limited to the Purchaser public filings, as of the respective dates of their submission to the SEC), contained or contains (as applicable) any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

5.10       Trust Fund.

(a)       As of the date of this Agreement, Purchaser has a balance of US$209,595,800 in the trust fund established by Purchaser for the benefit of its public shareholders (the “Trust Fund”) in a trust account at Morgan Stanley and JP Morgan Chase Bank N.A. (the “Trust Account”), and such monies are invested in “government securities” (as such term is defined in the Investment Company Act of 1940, as amended) and held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement, dated as of October 25, 2017, between Purchaser and the Trustee (the “Trust Agreement”).

(b)       The Trust Agreement is valid and in full force and effect and is enforceable in accordance with its terms. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) (i) between the Purchaser and the Trustee that would cause the description of the Trust Agreement in the Purchaser SEC Reports to be inaccurate in any material respect or (ii) that would entitle any Person (other than Purchaser shareholders holding Purchaser Ordinary Shares who shall have elected to redeem their Purchaser Ordinary Shares pursuant to Purchaser’s constitutional documents) to any portion of the proceeds in the Trust Account. Purchaser has filed with the SEC true, correct and complete copies of the executed and delivered Trust Agreement. The Trust Agreement has not been amended or modified, and no such amendment or modification is contemplated by Purchaser. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a material default or breach under the Trust Agreement on the part of Purchaser or the Trustee. Prior to the Closing, none of the funds held in the Trust Account may be released except (A) to pay income and franchise taxes from any interest income earned in the Trust Account or (B) to redeem Purchaser Ordinary Shares in accordance with the provisions of Purchaser’s constitutional documents. There are no Actions pending or threatened in writing with respect to the Trust Account.

5.11       Listing. The Purchaser Units, Purchaser Ordinary Shares and Purchaser Warrants are listed on the Nasdaq Capital Market, with trading tickets CMSSU, CMSS and CMSSW, respectively.

5.12       Purchaser Required Vote. The affirmative vote of the holders of a majority of the Purchaser Ordinary Shares voted at the Purchaser Shareholder Meeting to approve this Agreement and the transactions contemplated hereby, and the affirmative vote of the holders of a two-thirds majority of the Purchaser Ordinary Shares voted at the Purchaser Shareholder Meeting to approve the adoption of the Amended and Restated Memorandum and Articles of the Purchaser, are the only votes of the holders of any class of Purchaser’s shares necessary to approve the transactions contemplated by this Agreement (the “Purchaser Required Vote”).

5.13       Purchaser SEC Documents and Financial Statements.

(a)       Purchaser has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Purchaser with the SEC since Purchaser’s formation under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (the “Additional Purchaser SEC Documents”). Purchaser has made available to the Company copies in the form filed with the SEC of all of the following, except to the extent available in full without redaction on the SEC’s website through EDGAR for at least two (2) days prior to the date of this Agreement: (i) Purchaser’s Annual Reports on Form 10-K for each fiscal year of Purchaser beginning with the first year Purchaser was required to file such a form, (ii) Purchaser’s Quarterly Reports on Form 10-Q for each fiscal quarter of Purchaser beginning with the first quarter Purchaser was required to file such a form (iii) all proxy statements relating to Purchaser’s meetings of shareholders (whether annual or special) held, and all information statements relating to shareholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iv) its Form 8-Ks filed since the beginning of the first fiscal year referred to in clause (i) above, and (v) all other forms, reports, registration statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to the Company pursuant to this Section 5.13) filed by Purchaser with the SEC since Purchaser’s formation (the forms, reports, registration statements and other documents referred to in clauses (i), (ii), (iii), and (iv) above, whether or not available through EDGAR, are, collectively, the (“Purchaser SEC Documents”). The Purchaser SEC Documents were, and the Additional Purchaser SEC Documents will be, prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Purchaser SEC Documents did not, and the Additional Purchaser SEC Documents will not, at the time they were or are filed, as the case may be, with the SEC (except to the extent that information contained in any Purchaser SEC Document or Additional Purchaser SEC Document has been or is revised or superseded by a later filed Purchaser SEC Document or Additional Purchaser SEC Document, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As used in this Section 5.13, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(b)       The financial statements and notes contained or incorporated by reference in the Purchaser SEC Documents and the Additional SEC Documents (collectively, the “Purchaser Financial Statements”) are complete and accurate and fairly present in all material respects, in conformity with U.S. GAAP applied on a consistent basis in all material respects and Regulation S-X or Regulation S-K, as applicable, the financial position of the Purchaser as of the dates thereof and the results of operations of the Purchaser for the periods reflected therein. The Financial Statements (i) were prepared from the Books and Records of the Purchasers; (ii) were prepared on an accrual basis in accordance with U.S. GAAP consistently applied; (iii) contain and reflect all necessary adjustments and accruals for a fair presentation of the Purchaser’s financial condition as of their dates; and (iv) contain and reflect adequate provisions for all material Liabilities for all material Taxes applicable to the Purchaser with respect to the periods then ended.

(c)       Except as specifically disclosed, reflected or fully reserved against in the Purchaser Financial Statements, and for liabilities and obligations of a similar nature and in similar amounts incurred in the ordinary course of business since the Purchaser’s formation, there are no material liabilities, debts or obligations (whether accrued, fixed or contingent, liquidated or unliquidated, asserted or unasserted or otherwise) relating to the Purchaser. All debts and Liabilities, fixed or contingent, which should be included under U.S. GAAP on a balance sheet are included in the Purchaser Financial Statements.

5.14       Books and Records. All Contracts, documents, and other papers or copies thereof delivered to the Company or Seller by or on behalf of the Purchaser are accurate, complete, and authentic in all material respects.

(a)       The Books and Records accurately and fairly, in all material respects, reflect the transactions and dispositions of assets by the Purchaser. The Purchaser maintains a system of internal accounting controls sufficient in all material respects to provide reasonable assurance that:

(i)       transactions are executed only in accordance with the management’s authorization;

(ii)      all income and expense items are promptly and properly recorded for the relevant periods in accordance with the revenue recognition and expense policies maintained by Purchaser, as permitted by U.S. GAAP;

(iii)     access to assets is permitted only in accordance with the respective management’s authorization; and

(iv)     recorded assets are compared with existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(b)           All accounts, books and ledgers of Purchaser have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Purchaser does not have any records, systems controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any mechanical, electronic or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership (excluding licensed software programs) and direct control of Purchaser and which are not located at the relevant office.

5.15       Certain Business Practices. Purchaser represents and warrants that no funds given to Seller in connection with the transaction anticipated by this Agreement have been, or will be, derived from any illegal activities, including but not limited to any violations of any applicable anti-corruption, anti-bribery, anti-money laundering, counter terrorist financing, or economic sanctions Laws. Neither the Purchaser, nor any director, officer, agent or employee of the Purchaser (in their capacities as such) has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or (iii) made any other unlawful payment. Neither the Purchaser, nor any director, officer, agent or employee of the Purchaser (nor any Person acting on behalf of any of the foregoing, but solely in his or her capacity as a director, officer, employee or agent of the Purchaser) has, since the IPO, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Purchaser or assist the Purchaser in connection with any actual or proposed transaction, which, if not given or continued in the future, would reasonably be expected to adversely affect the business or prospects of the Purchaser and would reasonably be expected to subject the Purchaser to suit or penalty in any private or governmental litigation or proceeding.

5.16       Litigation. There is no Action (or any basis therefore) pending against threatened against or affecting, Purchaser, any of its officers or directors or any Purchaser Units, Purchaser Ordinary Shares or Purchaser Warrants or any of Purchaser’s assets or Contracts before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements. There are no outstanding judgments against Purchaser. Purchaser is not, and has not previously been, subject to any legal proceeding with any Authority.

5.17       Compliance with Laws. The Purchaser is not in violation of, has not violated, and is neither under investigation with respect to has have been threatened to be charged with or given notice of any violation or alleged violation of, any Law, or judgment, order or decree entered by any court, arbitrator or Authority, domestic or foreign, nor is there any basis for any such charge and the Purchaser has not previously received any subpoenas by any Authority.

5.18       Not an Investment Company. The Purchaser is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

5.19       Interested Party Transactions. No employee, officer, director, stockholder or Affiliate of Purchaser or a member of his or her immediate family is indebted for borrowed money to Purchaser, nor is Purchaser indebted for borrowed money (or committed to make loans or extend or guarantee credit) any of them, other than reimbursement for reasonable expenses incurred on behalf of Purchaser. No officer, director, stockholder or Affiliate of Purchaser or any member of their immediate families is, directly or indirectly, interested in any Contract with Purchaser (other than such contracts as relate to any such individual ownership of capital stock or other securities of Purchaser.

5.20       Interim Operations. Purchaser has not engaged in any business activity, other than (i) as described in the Purchaser SEC Documents and (ii) in connection with the evaluation, negotiation and consummation of the transactions contemplated hereby.

ARTICLE VI
COVENANTS OF THE COMPANY and Purchaser PENDING CLOSING

The Company and Purchaser hereby agree as follows:

6.1         Conduct of Business.

(a) From the date hereof through the Closing Date, the Company shall conduct business only in the ordinary course, (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, and shall not enter into any material transactions without the prior written consent of the Purchaser (other than in the ordinary course of business consistent with past practice or in connection with the transactions contemplated by this Agreement (including the transfer of the Company’s equity interest in its Ji’nan subsidiary and related assets to an Affiliate of Seller), and shall use commercially reasonable efforts to preserve intact its business relationships with employees, clients, suppliers and other third parties. Without limiting the generality of the foregoing, from the date hereof until and including the Closing Date, other than in connection with the transactions contemplated by this Agreement (including the transfer of the Company’s equity interest in its Ji’nan subsidiary and related assets to an Affiliate of Seller), without the other party’s prior written consent (which shall not be unreasonably withheld), except as set forth on Schedule 6.1 the Company shall not:

(i)       amend, modify or supplement its memorandum and articles of association or other constitutional or governing documents;

(ii)      amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise, in each case, in any material respect, any Material Contract or any other right or asset of the Company;

(iii)     modify, amend or enter into any contract, agreement, lease, license or commitment, which (A) is with respect to Real Property, (B) extends for a term of one year or more or (C) obligates the payment of more than US$500,000 (individually or in the aggregate);

(iv)     make any capital expenditures in excess of US$1,500,000 (individually or in the aggregate);

(v)      sell, lease, license or otherwise dispose of any of the Company’s material assets or assets covered by any Material Contract except (i) pursuant to existing contracts or commitments disclosed herein and (ii) sales of Inventory, licenses or services in the ordinary course consistent with past practice;

(vi)     accept returns of products sold from Inventory except in the ordinary course, consistent with past practice;

(vii)    pay, declare or promise to pay any dividends or other distributions with respect to its capital stock, or pay, declare or promise to pay any other payments to any stockholder (other than, in the case of any shareholder that is an employee, payments of salary accrued in said period at the current salary rate);

(viii)  authorize any salary increase of more than 10% for any employee making an annual salary equal to or greater than US$1,000,000 or in excess of US$1,000,000 in the aggregate on an annual basis or change the bonus or profit sharing policies of the Company or the Purchaser;

(ix)     obtain or incur any loan or other Indebtedness, including drawings under the Company’s or the Purchaser’s existing lines of credit, in excess of US$1,000,000;

(x)      suffer or incur any Lien, except for Permitted Liens, on the Company’s or the Purchaser’s assets;

(xi)     suffer any damage, destruction or loss of property related to any of the Company’s or the Purchaser’s assets, the aggregate value of which, following any available insurance reimbursement, exceed US$1,000,000;

(xii)    delay, accelerate or cancel any receivables or Indebtedness owed to the Company or the Purchaser or write off or make further reserves against the same, other than in the ordinary course of business consistent with past practice;

(xiii)    merge or consolidate with or acquire any other Person or be acquired by any other Person;

(xiv)   suffer any insurance policy or policies protecting any of the Company’s assets with an aggregate coverage amount in excess of US$1,000,000 to lapse;

(xv)    amend any of its employee benefit plans;

(xvi)   make any change in its accounting principles or methods other than in accordance with U.S. GAAP or write down the value of any Inventory or assets other than in the ordinary course of business consistent with past practice;

(vii)    change the location of its principal place of business or jurisdiction of organization;

(xviii) issue, redeem or repurchase any capital shares, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital shares, other than under the Kaixin Auto Group 2018 Equity Incentive Plan;

(xvix)  make or change any material Tax election or change any annual Tax accounting periods; or

(xx)     undertake any legally binding obligation to do any of the foregoing.

(b)           From the date hereof through the Closing Date, the Purchaser shall remain a “blank check company” as defined in Rule 419 under the Securities Act, shall not conduct any business operations other than in connection with this Agreement and ordinary course operations to maintain its status as a Nasdaq-listed special purpose acquisition company pending the completion of the transactions contemplated hereby. Without limiting the generality of the foregoing, through the Closing Date, other than in connection with the transactions contemplated by this Agreement without the other party’s prior written consent (which shall not be unreasonably withheld), except as set forth on Schedule 6.1(b), the Purchaser shall not, and shall cause its Subsidiaries to not:

(i)       amend, modify or supplement its memorandum and articles of association or other constitutional or governing documents;

(ii)      authorize, commit or actually issue, grant, sell, pledge, dispose of any of its shares or other equity interests or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its shares or other equity interests, or other securities, including any securities convertible into or exchangeable for any of its shares or other equity securities or securities of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities;

(iii)     subdivide, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its shares or other equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)     incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $50,000 (individually or in the aggregate), make a loan or advance to or investment in any third party, or guarantee or endorse any Indebtedness, Liability or obligation of any Person; or

(v)      amend, waive or otherwise change the Trust Agreement in any manner adverse to the Purchaser.

(c)           Neither party shall (i) take or agree to take any action that might make any representation or warranty of such party inaccurate or misleading in any respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate or misleading in any respect at any such time.

(d)          From the date hereof through the Closing Date, neither the Seller nor the Company, on the one hand, nor the Purchaser, on the other hand, shall, and such Persons shall use reasonable best efforts to cause each of their respective officers, directors, Affiliates, managers, consultant, employees, representatives and agents not to, directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction or (iii) approve, recommend or enter into any Alternative Transaction or any Contract related to any Alternative Transaction. For purposes of this Agreement, the term “Alternative Transaction” shall mean any of the following transactions involving the Company Group or the Purchaser (other than the transactions contemplated by this Agreement): (i) any merger, consolidation, share exchange, business combination or other similar transaction, or (ii) any sale, lease, exchange, transfer or other disposition of a material portion of the assets of such Person (other than sales of inventory, services or licenses in the ordinary course of business) or any class or series of the capital stock or other equity interests of the Company or the Purchaser in a single transaction or series of transactions. In the event that there is an unsolicited proposal for, or an indication of a serious interest in entering into, an Alternative Transaction, communicated in writing to the Company Group or the Purchaser or any of their respective representatives or agents (each, an “Alternative Proposal”), such party shall as promptly as practicable (and in any event within one (1) Business Day after receipt) advise the other parties to this Agreement orally and in writing of any Alternative Proposal and the material terms and conditions of any such Alternative Proposal (including any changes thereto) and the identity of the person making any such Alternative Proposal. The Company and the Purchaser shall keep the other parties informed on a reasonably current basis of material developments with respect to any such Alternative Proposal.

6.2         Access to Information. From the date hereof until and including the Closing Date, each of the Company and the Purchaser shall, to the best of its ability, (a) continue to give the other party, its legal counsel and other representatives full access to the offices, properties and, Books and Records, (b) furnish to the other party, its legal counsel and other representatives such information relating to the business of the Company and the Purchaser as such Persons may request and (c) cause the employees, legal counsel, accountants and representatives to cooperate with the other party in its investigation of the Business; provided that no investigation pursuant to this Section (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Company or the Purchaser and, provided further, that any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the Business of the Company. Notwithstanding anything to the contrary in this Agreement, neither party shall be required to provide the access described above or disclose any information if doing so is reasonably likely to (i) result in a waiver of attorney-client privilege, work product doctrine or similar privilege or (ii) violate any contract to which it is a party or to which it is subject or applicable Law, provided that the non-disclosing party must advise the other party that it is withholding such access and/or information and (to the extent reasonably practicable) provide a description of the access and/or information not disclosed.

6.3         Notices of Certain Events. Each party shall promptly notify the other party of the following, provided that no such notice shall constitute an acknowledgement or admission by the party providing the notice regarding whether or not any of the conditions to Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.:

(a)       any notice from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action by or on behalf of such Person or create any Lien on any Company Capital Shares or capital shares of the Purchaser;

(b)       any notice from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c)       any Actions commenced or threatened against or involving either party or any of their shareholders that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements;

(d)       any inaccuracy of any representation or warranty of such party contained in this Agreement, or any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, in each case which inaccuracy or failure would cause any of the conditions set forth in ARTICLE IX not to be satisfied.

6.4         Annual and Interim Financial Statements. From the date hereof through the Closing Date, within seventy-five (75) days following the end of each three-month quarterly period, the Company shall deliver to Purchaser an unaudited consolidated summary of its statement of operations data and an unaudited consolidated balance sheet for the period from the date of the Balance Sheet through the end of such quarterly period and the applicable comparative period in the preceding fiscal year. The Company shall also promptly deliver to Purchaser copies of any annual audited consolidated financial statements of the Company that the Company’s certified public accountants may issue.

6.5         SEC Filings.

(a)       As promptly as practicable after the date hereof, Purchaser shall prepare and file with the SEC a proxy statement in preliminary form (as amended or supplemented from time to time, the “Proxy Statement”) calling an extraordinary special meeting of the Purchaser’s shareholders (the “Purchaser Shareholder Meeting”) seeking the approval of Purchaser’s shareholders of the transactions contemplated hereby and offering to redeem from its public shareholders their Purchaser Ordinary Shares pursuant to Article 48.3 of its existing memorandum and articles of association in in conjunction with a shareholder vote on the transactions contemplated hereby (the “Purchaser Shareholder Redemption”), all in accordance with and as required by the Purchaser’s constitutional documents, applicable Law and any applicable rules and regulations of the SEC and Nasdaq, and as may have been disclosed in the Prospectus. In the Proxy Statement, Purchaser shall seek (i) adoption and approval of this Agreement and the transactions contemplated hereby by the holders of Purchaser Ordinary Shares in accordance with Purchaser’s constitutional documents and the rules and regulations of the SEC and Nasdaq and (ii) adoption and approval of the Amended and Restated Memorandum and Articles of Association of the Purchaser (together, the “Required Approval Matters”), and (iii) to obtain any and all other approvals necessary or advisable to effect the consummation of the transactions contemplated hereby. In connection with the Proxy Statement, Purchaser will also file with the SEC financial and other information about the transactions contemplated hereby in accordance with applicable proxy solicitation rules set forth in Purchaser’s constitutional documents, applicable Law and the rules and regulations of the SEC and Nasdaq (such Proxy Statement and the documents included or referred to therein pursuant to which the Purchaser Shareholder Redemption will be made, together with any supplements, amendments and/or exhibits thereto, the “Proxy Documents”). The Proxy Documents will comply as to form and substance with the applicable requirements of the Exchange Act and the rules and regulations thereunder. The Company will provide all financial and other information with respect to the Company, its business and operations as is reasonably requested by the Purchaser and necessary, pursuant to applicable requirements of the Exchange Act and the rules and regulations thereunder, for inclusion in Proxy Documents. If reasonably requested by the Purchaser in connection with Purchaser’s preparation of the Proxy Documents, the Company’s financial statements must be reviewed or audited by the Company’s auditors.

(b)       Purchaser shall mail the Proxy Statement to holders of Purchaser Ordinary Shares of record, as of the record date to be established by the board of directors of Purchaser. Each of the Company and Purchaser shall furnish all information concerning such party and its Affiliates to the other party, and provide such other assistance, as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement, and the Proxy Statement shall include all information reasonably requested by such other party to be included therein. Each of the Company and Purchaser shall promptly notify the other upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement and shall provide the other with copies of all correspondence between it and its representatives, on the one hand, and the SEC, on the other hand. Each of the Company and Purchaser shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments from the SEC with respect to the Proxy Statement.

(c)       Prior to filing with the SEC or mailing to Purchaser’s shareholders, Purchaser will make available to the Company drafts of the Proxy Statement, both preliminary and final, and will provide the Company with a reasonable opportunity to comment on such drafts, shall consider such comments in good faith and shall accept all reasonable additions, deletions or changes suggested by the Company in connection therewith. Purchaser shall not file any such documents with the SEC (including response to any comments from the SEC with respect thereto) without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). Purchaser will advise the Company promptly after receipt of notice thereof, of (i) the time when the Proxy Statement has been filed, (ii) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act, (iii) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC, (iv) the filing of any supplement or amendment to the Proxy Statement, (v) any request by the SEC for amendment of the Proxy Statement, (vi) any comments from the SEC relating to the Proxy Statement and responses thereto, or (vii) requests by the SEC for additional information. Purchaser shall promptly respond to any SEC comments on the Proxy Statement and shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC under the Exchange Act as soon after filing as practicable; provided, that prior to responding to any comments or material requests from the SEC, Purchaser will make available to the Company drafts of any such response and provide the Company with a reasonable opportunity to comment on such drafts (including the proposed final version of such document or response).

(d)       No information provided by the Seller or Company to Purchaser for inclusion in the Proxy Statement or any amendments thereto as of the date of its submission to the SEC will cause the final Proxy Statement to contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading. If at any time prior to the Purchaser Shareholder Meeting there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Purchaser shall promptly transmit to its shareholders an amendment or supplement to the Proxy Statement containing such information. If, at any time prior to the Closing, the Company discovers any information, event or circumstance relating to the Company or any of its Affiliates, officers, directors or employees that should be set forth in an amendment or a supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company shall promptly inform Purchaser of such information, event or circumstance.

(e)       Purchaser shall make all filings required to be made by Purchaser with respect to the transactions contemplated hereby under the Securities Act, the Exchange Act, applicable “blue sky” laws and any rules and regulations thereunder.

(f)       The Company shall use its commercially reasonable efforts to promptly provide Purchaser with all information concerning the Company reasonably requested by Purchaser for inclusion in the Proxy Statement and any amendment or supplement to the Proxy Statement (if any) and in any other filing required to be made by Purchaser with respect to the transactions contemplated hereby under the Securities Act, the Exchange Act, applicable “blue sky” laws and any rules and regulations thereunder. The Company shall cause the officers and employees of the Company to be reasonably available to Purchaser and its counsel in connection with the drafting of the Proxy Statement and such other filings and responding in a timely manner to comments relating to the Proxy Statement from the SEC.

6.6         Purchaser Shareholder Meeting. Purchaser shall, as promptly as practicable after being advised by the staff of the SEC that the staff of the SEC has no further comments on the Proxy Documents, establish a record date (which date shall be mutually agreed with the Company) for, duly call, give notice of, convene and hold the Purchaser Shareholder Meeting. Purchaser shall use its reasonable best efforts to obtain the approval of the Required Approval Matters, including by soliciting proxies as promptly as practicable in accordance with applicable Law and the Purchaser’s constitutional documents for the purpose of approving the Required Approval Matters. Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall be entitled to adjourn the Purchaser Shareholder Meeting (a) to ensure that any supplement or amendment to the Proxy Statement that the board of directors of Purchaser has determined in good faith is required by applicable Law is disclosed to Purchaser’s shareholders and for such supplement or amendment to be promptly disseminated to Purchaser’s shareholders prior to the Purchaser Shareholder Meeting, (b) if, as of the time for which the Purchaser Shareholder Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient Purchaser Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Purchaser Shareholder Meeting, or (c) by ten (10) Business Days in order to solicit additional proxies from shareholders in favor of the adoption of the Required Approval Matters; provided, that in the event of an adjournment pursuant to clauses (a) or (b) above, the Purchaser Shareholder Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved, and in no event shall the Purchaser Shareholder Meeting be reconvened on a date that is later than five (5) Business Days prior to April 25, 2019 (the “Outside Closing Date”).

6.7         Trust Account. Purchaser shall make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement and for the payment of (i) all amounts payable to shareholders of Purchaser holding Purchaser Units or Purchaser Ordinary Shares who shall have validly redeemed their Purchaser Units or Purchaser Ordinary Shares upon acceptance by the Purchaser of such Purchaser Units or Purchaser Ordinary Shares, (ii) the expenses to the third parties to which they are owed in an amount not to exceed US$3,000,000 and (iii) the Deferred Underwriting Amount to the underwriter in the IPO. Following the payments described in the preceding sentence, the Trust Account shall terminate, except as otherwise provided in the Trust Agreement. Purchaser shall not agree to, or permit, any amendment or modification of, or waiver under, the Trust Agreement without the prior written consent of the Company.

6.8         Employees of the Company and the Manager. Schedule 6.8 lists those employees designated by the Company as key personnel of the Company (the “Key Personnel”). The Company shall use commercially reasonable efforts to enter into Labor Agreements with each of its employees to the extent required by law prior to the Closing Date.

6.9         Trust Extension. If each of the parties hereto reasonably believes that the Closing may not occur on or prior to January 25, 2019 but that the parties are reasonably capable of causing the Closing to occur on or prior to April 25, 2019, then Purchaser shall extend its life for an additional three (3) months pursuant to the terms of the Purchasers constitutional documents and the Trust Agreement. In such event, the Company shall, upon notice from the Purchaser, but no later than January 15, 2019, loan the Purchaser US$1.05 million on the form of note attached as Schedule 6.9 hereof.

6.10       Listing. Purchaser shall (a) cause the Closing Payment Shares to be approved for listing on and tradable over the Nasdaq Capital Market on a tier no lower than the Purchaser Ordinary Shares trade on the date hereof, (b) cause the Purchaser Units, Purchaser Ordinary Shares and the Purchaser Warrants to remain listed on the Nasdaq Capital Market from and after the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with Article XII.

6.11       Section 16 of the Exchange Act. Prior to the Closing, the board of directors of Purchaser, or an appropriate committee thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC relating to Rule 16b-3(d) under the Exchange Act, such that the acquisition of Purchaser Ordinary Shares pursuant to this Agreement by any officer or director of the Company who is expected to become a “covered person” of the Purchaser for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder (“Section 16”) shall be exempt acquisitions for purposes of Section 16.

ARTICLE VII
COVENANTS OF THE COMPANY

The Company agrees that:

7.1         Reporting and Compliance with Laws. From the date hereof through the Closing Date, the Company shall duly and timely file all Tax Returns required to be filed with the applicable Taxing Authorities and pay any and all Taxes required by any Taxing Authority.

7.2         Reasonable Efforts to Obtain Consents. The Company shall use commercially reasonable efforts to obtain each of the third party consents identified on Schedule 7.2 as promptly as practicable hereafter.

7.3         Share Pledge Registration. The Company shall use its reasonable best efforts to procure the shareholders of Qianxiang Changda to complete the share pledge registration with the local AIC as soon as possible.

7.4         Dealership and After Sale Agreements Amendments. The Company shall use its reasonable best efforts to negotiate and enter into Amendments to the Dealership Agreements and After Sale Agreements to provide that the share consideration payable to counterparties thereunder will comply with the terms of the Transaction, in form and substance reasonably acceptable to the Company, the Seller and the Purchaser.

7.5         Licenses of Qianxiang Changda. The Company shall use its reasonable best efforts to procure Qianxiang Changda to obtain or review its internet content provider certification (namely the “ICP”, a permit issued by the Chinese Ministry of Industry and Information Technology) if needed and where Qianxiang Changda continues to engage in Business and providing for users profitable internet information based or related services.

ARTICLE VIII
COVENANTS OF ALL PARTIES HERETO

The parties hereto covenant and agree that:

8.1         Reasonable Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, and to cooperated as reasonably requested by the other parties, to consummate and implement expeditiously each of the transactions contemplated by this Agreement. The parties hereto shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or reasonably desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.

8.2          Tax Matters.

(a)           Purchaser, Seller and their Affiliates will cooperate fully, as and to the extent reasonably requested by the other party, in connection with any Tax matters relating to the Company Parties (including by the provision of reasonably relevant records or information). The party requesting such cooperation will pay the reasonable out-of-pocket expenses of the other party.

(b)           PRC Tax Bulletin No. 7

(i)       The Parties hereby acknowledge, covenant and agree that (x) Purchaser shall have no obligation to pay any Tax assessed by the applicable PRC Authority on the Seller, or any other Tax of a nature that is required by applicable Law to be paid by the Seller with respect to the sale of the Purchased Shares pursuant to this Agreement, and (y) the Seller agree to bear and pay any Tax assessed by the applicable PRC Authority on any Company Party with respect to the sale of the Purchased Shares pursuant to this Agreement.

(ii)      The Seller shall (x) at their own expense, as soon as possible within thirty (30) days following the date of this Agreement and prior to the Closing Date, report the sale of the Purchased Shares to the applicable PRC Authority in accordance with the reporting provisions under the State Administration of Taxation’s Bulletin on Several Issues of Enterprise Income Tax on Income Arising from Indirect Transfers of Property by Non-resident Enterprises (State Administration of Taxation Bulletin [2015] No. 7 on February 3, 2015, as amended, supplemented, modified or interpreted from time to time by any implementing rules and regulations, and any successor rule or regulation thereof under the Laws of the PRC, the “PRC Tax Bulletin No. 7”) (and make such filings and disclosures in accordance therewith) and (y) timely pay any Tax assessed by the applicable PRC Authority (to the extent that such PRC Authority requires any Taxes to be paid) on any Company Party with respect to the transactions contemplated under this Agreement in accordance with applicable Law. After such Tax reporting, the Company Parties and Seller agree to use their commercially reasonable efforts to promptly submit all documents lawfully requested by the applicable PRC Authority in connection with such Tax reporting and shall deliver to Purchaser a duplicate of the PRC Tax Bulletin No. 7 filing documents as well as a copy of proof issued by the applicable PRC Authority with respect to any Tax payment made by the Seller pursuant to this subsection (ii) (or written assessment notice issued by the PRC Authority if payment is not required).

(iii)     Purchaser shall have the right, but are under no obligation, to make applicable tax filings with a relevant PRC Authority, and Seller and Company Parties shall cooperate in good faith in such Purchaser’s filing and provide all necessary assistance and information of Seller and Company Parties to Purchaser in a timely manner, provided that Purchaser’s failure to so make the filings shall not relieve Seller from any obligation to indemnify, defend and hold harmless Purchaser in this regard.

8.3         Settlement of Purchaser Liabilities. Concurrently with the Closing, the Liabilities of the Purchaser set forth on a schedule to be provided by Purchaser to the Company and the Seller, which include reimbursement of out-of-pocket expenses reasonably incurred by Purchaser’s officers, directors, or any of their respective Affiliates, in connection with identifying, investigating and consummating a business combination shall be settled and paid in full by the Purchaser from the Trust Account, subject to the limitations of Section 6.7 hereof.

8.4         Compliance with SPAC Agreements. The Company and Purchaser shall comply with each of the applicable agreements entered into in connection with the IPO and included as an exhibit in the Purchaser’s most recently filed annual report on Form 10-K, including that certain registration rights agreement, dated as of October 25, 2017 by and between Purchaser and the investors named therein.

8.5         Confidentiality. Each of the Company and Seller, on the one hand, and Purchaser, on the other hand, shall hold and shall cause their respective representatives to hold in strict confidence, unless required or compelled to disclose by judicial or administrative process or by other requirements of Law, all documents and information concerning the other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement, including in each case the existence of this Agreement and the transactions contemplated hereby or any negotiations or discussions with respect thereto (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired on a non-confidential basis from another source, which source is not the agent of the other party, by the party to which it was furnished, without any breach by such source of any obligation of confidentiality to the other party), and each party shall not release or disclose such information to any other Person, except its representatives in connection with this Agreement. In the event that any party believes that it is required to disclose any such confidential information pursuant to applicable Laws, such party shall, to the extent permitted by applicable Law, give timely written notice to the other party so that such party may have an opportunity to obtain a protective order or other appropriate relief, and such party shall only disclose the minimum amount of such confidential information that is so required to be disclosed. The parties acknowledge that some previously confidential information will be required under applicable Law to be disclosed in the Proxy Statement.

8.6         Directors’ and Officers’ Tail Policy. Prior to the Closing Date, Purchaser shall purchase a directors’ and officers’ tail liability insurance policy, with respect to claims arising from facts and events that occurred prior to the Closing Date.

ARTICLE IX
CONDITIONS TO CLOSING

9.1         Condition to the Obligations of the Parties. The obligations of all of the parties to consummate the Closing are subject to the satisfaction of all the following conditions:

(a)       No governmental Authority of competent jurisdiction shall have (i) enacted, issued or promulgated any Law that is in effect and has the effect of making the transactions contemplated by this Agreement illegal or which has the effect of prohibiting or otherwise prevent the consummation thereof or (ii) issued or granted any Order that is in effect and has the effect of making the transactions contemplated by this Agreement illegal or which has the effect of prohibiting or otherwise preventing the consummation thereof.

(b)       The Purchaser Required Vote shall have been obtained at the Purchaser Shareholders Meeting.

(c)       Purchaser shall have at least US$5,000,001 of net tangible assets upon consummation of the Closing (which amount shall not include any amounts contributed by the Company or the Seller or by investors or financial introduced or procured by the Company or the Seller).

9.2         Conditions to Obligations of Purchaser. The obligation of Purchaser to consummate the Closing is subject to the satisfaction, or the waiver at Purchaser’s sole and absolute discretion, of all the following further conditions:

(a)       The Company shall have duly performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

(b)       All of the representations and warranties of the Company contained in this Agreement and in any certificate delivered by the Company pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Company Material Adverse Effect, shall be true and correct at and as of the date of this Agreement and as of the Closing Date as if made at and as of such date, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and provided that in each case in that to the extent such representation or warranty is made in ARTICLE IV only as of a specific date, such representation or warranty shall speak only as of such specific date.

(c)       Since the Agreement Date, no Company Material Adverse Effect shall have occurred and be continuing.

(d)       Purchaser shall have received a certificate signed by either the Chief Executive Officer or the Chief Financial Officer of the Company certifying that each of the conditions set forth in Sections 9.2(a), 9.2(b) and 9.2(c) have been satisfied.

(e)       Purchaser shall have received certificates signed by the corporate secretary of the Company and the Sellers, respectively, attaching and certifying to the accuracy of the following: (i) a copy of the memorandum and articles of association of the Company, certified as of a recent date by the Secretary of the Company, (ii) copies of the Company’s certificate of incorporation and certificates of incorporation on change of name; (iii) copies of resolutions duly adopted by the board of directors of the Company and the Seller authorizing this Agreement and the transactions contemplated hereby and thereby, (iv) signatures of the officer(s) executing this Agreement and any certificate or document to be delivered pursuant hereto, together with evidence of the incumbency of such Secretary, and (v) a recent good standing certificate regarding the Company and the Seller from each jurisdiction in which the Company and the Seller organized or is qualified to do business.

(g)       Each of the Additional Agreements shall have been duly executed (in each case, in a form reasonably acceptable to the Purchaser, the Seller and the Company) and delivered to the Purchaser by the parties thereto other than the Purchaser and any Affiliate thereof, if applicable, and such Additional Agreements shall be in full force and effect in accordance with the terms thereof as of the Closing.

(h)       Purchaser shall have received either: (i) a revised Company Disclosure Schedule updated as of the Closing Date, which, in the cause of this clause (i), shall be deemed to update the disclosure schedule for purposes of ARTICLE IV in connection with this Section 9.2, or (ii) confirmation that there are no supplemental disclosures to the Company Disclosure Schedule delivered at the date of this Agreement.

(i)        The Purchaser shall have received an extract of the Company’s register of members reflecting the transfer of the Purchased Shares to the Purchaser.

(j)        All loans set forth on Schedule 9.2(j) hereto shall have been, in their entirety, forfeited and waived without recourse by the Seller and any other outstanding loans made to the Company and/or any of the Company’s Subsidiaries by Seller or any of Seller’s Subsidiaries shall have been in their entirety, forfeited and waived without recourse by the Seller or any of the Seller’s Subsidiaries.

(k)       Each of the guarantees for the benefit of the Company and/or any of the Company’s Subsidiaries set forth on Schedule 9.2(k) shall remain in effect immediately after the Closing on the terms provided in the Master Transactional Agreement.

(l)        The Purchaser shall have received duly executed legal opinions (each in a form reasonably acceptable to the Purchaser) addressed to the Purchaser and dated as of the Closing Date from each of the Company’s PRC legal counsel and Cayman Islands legal counsel, each as in the respective form set forth on Schedule 9.2(l).

(m)      The Company (through an Affiliate of the Company as sole shareholder) shall have completed the transfer of its equity interest in its Ji’nan subsidiary and related assets to an Affiliate of the Seller for consideration equal to their carrying value on the Balance Sheet (for the avoidance of doubt, (A) such consideration may include forgiveness of indebtedness extended by Seller to the Company or other members of the Company Group, (B), any such forgiveness of indebtedness shall not violate the other provisions of this Agreement, including Sections 6.1 or 9.2(j) and (C) the Company and any Affiliate of the Company will be released from any and all historic, present and future Liabilities associated with its Ji’nan subsidiary).

9.3         Conditions to Obligations of the Company and the Seller. The obligations of the Company and the Seller to consummate the Closing is subject to the satisfaction, or the waiver by each of the Company and Seller at their sole and absolute discretion, of all of the following further conditions:

(a)       The Purchaser shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

(b)       (i) The representations and warranties of Purchaser contained in this Agreement (except in Section 5.11), and in any certificate or other writing delivered by the Purchaser pursuant hereto, disregarding all qualifications and expectations contained therein relating to materiality shall be true and correct in all material respects at and as of the date of this Agreement and as of the Closing Date, as if made at and as of such date, provided that in each case to the extent such representation or warranty is made in ARTICLE V only as of a specific date, such representation or warranty shall speak only as of such specific date and (ii) the representations and warranties of Purchaser contained in Section 5.11 shall be true and correct in all respects at and as of the date of this Agreement and as of the Closing Date, as if made at and as of such date.

(c)       Since the Agreement Date, no Purchaser Material Adverse Effect shall have occurred and be continuing.

(d)       The Company shall have received a certificate signed by either the chief executive officer or the chief financial officer of the Company certifying that each of the conditions set forth in Sections 9.3(a), 9.3(b) and 9.3(c) have been satisfied.

(e)       Each of the Additional Agreements shall have been duly executed (in each case, in a form reasonably acceptable to the Purchaser, the Seller and the Company) and delivered to the Company and the Seller by the parties thereto other than the Company and the Seller and any Affiliate thereof, if applicable, and such Additional Agreements shall be in full force and effect in accordance with the terms thereof as of the Closing.

(f)        The Company shall have received a certificate signed by the corporate secretary of the Purchaser attaching and certifying to the accuracy of the following: (i) a copy of the Purchaser’s Amended and Restated Memorandum and Articles of Association as effective on the Closing Date; (ii) copies of resolutions duly adopted by the board of directors of the Purchaser authorizing this Agreement and the transactions contemplated hereby and thereby, (iii) signatures of the officer(s) executing this Agreement and any certificate or document to be delivered pursuant hereto, together with evidence of the incumbency of such Secretary, and (v) a recent good standing certificate regarding the Purchaser from each jurisdiction in which the Purchaser is organized or is qualified to do business.

(g)       The Company shall have received a duly executed legal opinion addressed to the Company and the Seller and dated as of the Closing Date from the Purchaser’s Cayman Islands counsel (in a form reasonably acceptable to the Company and the Seller) reasonably acceptable to the Seller and Company, addressing the due incorporation, existence and good standing of the Purchaser, its due authorization of this Agreement and the transactions contemplated hereby, the valid issuance of the Closing Payment Shares to the Seller.

(h)       Purchaser shall have adopted an amended and restated equity incentive plan, substantially in the form of the Kaixin Auto Group 2018 Equity Incentive Plan, with a number of Awards (as defined therein) issuable by the Purchaser pursuant thereto corresponding to exactly 4,715,700 Purchaser Ordinary Shares.

(i)        Purchaser’s shareholders shall have approved and adopted an amended and restated memorandum and articles of Purchaser, substantially in the form of Exhibit E hereto, at the Purchaser Shareholder Meeting in accordance with applicable Law (“Amended and Restated Memorandum and Articles”).

(j)        From the date hereof until the Closing, Purchaser shall have been in material compliance with the reporting requirements under the Securities Act and the Exchange Act applicable to Purchaser.

(k)       The Company and Seller shall have received an extract of the Purchaser’s register of members reflecting the issue and allotment of the Closing Payment Shares (less the Escrow Shares) to the Seller.

ARTICLE X
INDEMNIFICATION

10.1       Indemnification of Purchaser. Subject to Sections 10.3 and 10.6 and the other provisions of this ARTICLE X, from and after the Closing Date, the Indemnifying Party hereby, agrees to indemnify, defend and hold harmless Purchaser, each of its Affiliates and each of its and their respective members, managers, partners, directors, officers, employees, shareholders, agents, successors and permitted assignees (the “Indemnified Party”), against and in respect of any and all losses, payments, interest, demands, penalties, forfeitures, costs, expenses, Actions, Liabilities, Taxes, Liens, judgments, deficiencies or damages (including actual costs of investigation, court costs and reasonable attorneys’ fees and other reasonable costs and expenses) but for the avoidance of doubt not including any such amounts incurred in connection with any indemnification claim hereunder by a Indemnified Party to the extent that such Indemnified Party is not successful in such claim (all of the foregoing collectively, “Losses”) paid, suffered, incurred or sustained by, or imposed upon any Indemnified Party to the extent arising in whole or in part out of or as a result of or in connection with (whether or not involving a Third Party Claim):

(a)      the failure of any representation or warranty of the Company and/or the Seller contained herein to be true and correct as of the date hereof and as of the Closing Date as if made at the Closing;

(b)      any breach or nonfulfillment of any covenant of the Company and/or the Seller contained herein except for any breach of Section 6.3; or

(c)      additional taxes payable to PRC tax authorities reflected in the Company’s audited financial statements as of and for the year ended December, 31 2018 in relation to the Company’s used auto sales business resulting from a materially different tax treatment as compared to the corresponding tax treatment reflected in the Company’s audited financial statements as of and for the year ended December, 31 2017 (“Special Tax Indemnity”);

(d)      obligations incurred by the Purchaser relating to any contingent consideration due and owing to the (i) Dealer Partners under the Dealership Agreements and (ii) After Care Partners under the After Care Agreements in the form of equity in the Company (“Special Dealer Indemnity”).

10.2       Payment by the Escrow Agent Any amounts payable by the Indemnifying Party hereunder after Final Resolution of any claim for indemnification pursuant to this ARTICLE X (a “Claim”) shall first be paid with Accrued Dividends held in the Escrow Account, then with any cash or cash equivalents that are held in the Escrow Account, then with the Escrow Shares, and then with any remaining property in the Escrow Account. With respect to any indemnification payment that includes Escrow Shares, the value of each Escrow Share for purposes of determining the indemnification payment shall be the Purchaser Share Price on the date that the indemnification claim is finally determined in accordance with this ARTICLE X. For successful indemnification Claims by an Indemnified Party, within five (5) Business Days after Final Resolution, the Purchaser and the Seller will provide the Escrow Agent with joint written instructions to disburse and irrevocably surrender to Purchaser a number of Escrow Shares and other Escrow Property equal to the amount provided in such Final Resolution with respect to such Claim (as determined in accordance with this ARTICLE X) from the Escrow Account (and the Purchaser and the Seller will provide or cause to be provided to the Escrow Agent any written instructions or other information or documents required by the Escrow Agent to do so). The Purchaser will cancel any Escrow Shares surrendered to the Purchaser by the Escrow Agent promptly after its receipt thereof. The Seller is deemed to have waived its entitlement to any Accrued Dividend payable in respect of such Escrow Shares. Notwithstanding anything to the contrary contained in this Agreement, only the Earnout Payment paid pursuant to Section 3.4(c) shall be reduced by the amount of any indemnification claims by any Indemnified Party under this Article X, and only with respect to any such claims that (i) are pending, (ii) have been finally determined as due and owing but are unpaid by the Escrow Agent in accordance with this Article X or (iii) have been paid from the Escrow Account in accordance with this Article X but have not previously been used to reduce the amount of such Earnout Payment. No other Earnout Payments shall be reduced with respect to indemnification claims by the Indemnified Party. For the avoidance of doubt, (y) the Escrow Agent shall at all times prior to the final determination of amounts payable pursuant to Section 3.4(a) and (b) retain sufficient Escrow Shares and Escrow Property to pay the maximum possible amount payable to Seller thereunder, and (x) all amounts payable by the Escrow Agent to Seller in respect Sections 3.4(a) and (b) shall be paid to Seller, regardless of whether any Indemnified Party is entitled to any Losses under any Claim, and shall not be reduced by any such Claim. In the event that the conditions of Section 3.4(d) are satisfied, the Escrow Shares and Escrow Property shall be disbursed by the Escrow Agent pursuant to the terms thereof. Upon the final determination of any such pending indemnification claim, if the final amount determined to be payable to the Indemnified Party is less than the amount reserved for such claim, then to the extent that such pending claim reduced and would otherwise continue to reduce the amount of the Earnout Payment (after first giving effect for other reductions to the amount of such prior Earnout Payment pursuant to the preceding sentence, including other pending indemnification claims, taking into account the following events occurring after the time that the Earnout Payment was initially reduced: (x) any adjustments to the claimed amount for any other indemnification claims existing at such time; and (y) the amount of any new pending or finally determined indemnification claims made since such time), such amount of Escrow Property will be promptly thereafter disbursed by the Escrow Agent to the Sellers (and Purchaser shall pay the Accrued Dividends).

10.3       Limitations and General Indemnification Provisions:

(a)           Notwithstanding anything to the contrary in this Agreement and except for Fraud Claims and Special Indemnity Claims:

(i)       no Indemnified Party shall be entitled to any Losses under a Claim unless and until the aggregate amount of all Losses under all Claims of all Indemnified Party shall exceed US$3,000,000 (the “Deductible”), at which time those additional Losses incurred exceeding and excluding the amount of the Deductible shall be subject to indemnification hereunder;

(ii)      the Indemnifying Party’s aggregate Liability for indemnification pursuant to this ARTICLE X shall not exceed the value of 13,050,000 Escrow Shares (the “Indemnity Escrow Share Amount”), and any Losses that the Indemnifying Party is entitled to recover pursuant to this ARTICLE X shall be payable solely from the Escrow Shares and the Escrow Account in accordance with this ARTICLE X;

(iii)     in no event shall any Loss be recoverable under the terms of this Agreement to the extent it consists of or is based upon punitive, special or exemplary damages, except to the extent awarded to a third party in connection with a Third Party Claim;

(iv)     after the expiration of the Survival Period, the Indemnifying Party shall have no further Liability for indemnification pursuant to this ARTICLE X other than with respect to Claims already made as provided in this ARTICLE X.

(b)           In the event that any Released 2020 Escrow Property or Released Provisional Indemnification Property is disbursed to the Seller, if there is an indemnification claim against the Indemnifying Party that is finally determined to be due and owing to an Indemnified Party in accordance with the terms of this Agreement, to the extent that there is insufficient Escrow Property in the Escrow Account (with each Escrow Share valued at the Purchaser Share Price) to pay for such indemnification claim in accordance with this Agreement, the Indemnifying Party shall be liable for such difference, provided that (except for Fraud Claims and Special Indemnity Claims) the aggregate liability of the Indemnifying Party pursuant to this Section 10.3(b) shall not exceed the aggregate value of the Released 2020 Escrow Property and/or Released Provisional Indemnification Property that is actually disbursed to the Seller (with each Escrow Share valued at the Purchaser Share Price).

(c)           No investigation or knowledge by an Indemnified Party or the Purchaser or their respective representatives of a breach of a representation, warranty, covenant or agreement of an Indemnifying Party shall affect the recourse available to the Indemnified Party under this ARTICLE X.

(d)           Promptly after an Indemnified Party becomes aware of any event or circumstance that could reasonably be expected to constitute or give rise to any breach of any representation, warranty or covenant of the Warrantors contained in this Agreement or any other claim for indemnification pursuant to this ARTICLE X, the Indemnified Party shall take all commercially reasonable steps to mitigate and minimize all Losses that could result from or relate to such breach or claim.

10.4       Procedure. The following shall apply with respect to all claims by any Indemnified Party for indemnification:

(a)         In the event any Indemnified Party desires to make a Claim, Purchaser shall deliver a written notice (a “Claim Notice”) to the Indemnifying Party, setting forth (i) the nature of and factual and legal basis for the Claim in reasonable detail and (ii) the aggregate amount of Losses for which indemnification is being sought that have been incurred, or to the extent not yet incurred, a good faith estimate of the amount of such Losses reasonably expected to be incurred (the “Claim Amount”). Any Claim Amount or any other matter set forth in a Claim Notice will be deemed to be finally resolved for purposes of this ARTICLE X when (A) resolved by a written agreement executed by Purchaser, the Company and the Seller or (B) resolved by a final, nonappealable order, decision or ruling of a court of competent jurisdiction or arbitrator (clauses (A) and (B), together, a “Final Resolution”).

(b)         An Indemnified Party shall give the Indemnifying Party, as applicable, prompt notice (and within no more than 10 days) of any Third Party Claim with respect to which such Indemnified Party seeks indemnification pursuant to Section 10.1 (a “Third Party Claim Notice”) which include the same information as a Claim Notice. The failure to give the Third-Party Claim Notice shall not impair any of the rights or benefits of such Indemnified Party to indemnification under this ARTICLE X, except to the extent such failure actually prejudices any right, defense or claim available to the Indemnifying Party with respect to such Third Party Claim. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received from the counterparty in such third party Action by the Indemnified Party relating to the claim.

(c)          The Indemnifying Party shall have the right to exercise full control of the defense, compromise or settlement of any Third Party Claim by written notice to Purchaser within sixty (60) days of delivery of the Third Party Claim Notice. If the Indemnifying Party assumes the defense of any such Third Party Claim pursuant to this Section 10.4(c), then the Indemnified Party shall cooperate with the Indemnifying Party in any manner reasonably requested in connection with the defense, and the Indemnified Party shall have the right to be kept reasonably informed by the Indemnifying Party and its legal counsel with respect to the status of any legal proceedings, to the extent not inconsistent with the preservation of attorney-client or work product privilege. If the Indemnifying Party so assumes the defense of any such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, or (ii) the named parties to such Third Party Claim (including any impleaded parties) include an Indemnified Party and counsel for Purchaser and the Indemnifying Party agrees that there is an actual conflict of interest between such Indemnified Party and the Indemnifying Party in connection with the defense thereof, in which case the reasonable fees and expenses of such separate counsel shall be Losses eligible for submission in a Claim, subject to the other terms of this ARTICLE X. The Indemnifying Party shall seek the prior written consent of the Purchaser (which consent will not be unreasonably withheld or delayed) to any settlement or compromise of any Third Party Claim to the extent such settlement or compromise: (A) includes equitable relief against the Indemnified Party, (B) involves the resolution of criminal allegations against the Indemnified Party or (C) will impose liability that will not be satisfied in full by the Indemnity Escrow Share Amount or amounts or property from the Escrow Account.

(d)          To the extent the Indemnifying Party does not elect to assume the defense of any Third Party Claim pursuant to the terms of Section 10.4(c), Purchaser may elect to conduct such defense, using legal counsel reasonably satisfactory to the Indemnifying Party. The Indemnified Party will not settle any Third Party Claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

10.5       Insurance. Any indemnification payments hereunder shall take into account any insurance proceeds or other third party reimbursement actually received. In the event that a recovery is made by an Indemnified Party or any Affiliate of an Indemnified Party with respect to any Losses for which such Indemnified Party has already been indemnified hereunder, then a refund equal to the aggregate amount of the recovery shall be made promptly to the Indemnifying Party.

10.6       Exclusive Remedy. Notwithstanding any other provision of this Agreement to the contrary, except as expressly set forth otherwise, this ARTICLE X shall be the sole and exclusive remedy of the Indemnified Party from and after the Closing and shall be in lieu of any other remedies that may be available to the Indemnified Party under any other agreement or pursuant to any statutory or common law with respect to any Losses directly or indirectly resulting from or arising out of any claims arising under this Agreement or the Transactions; provided, however, that the foregoing sentence shall not be deemed a waiver by any party of any right to specific performance or injunctive relief, or any right or remedy arising by reason of any Fraud Claims.

10.7       Survival of Indemnification Rights. All representations and warranties of the Warrantors contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished pursuant to this Agreement) shall survive the Closing through and until April 30, 2021 (the “Survival Period”); provided, however, that Fraud Claims against the Warrantors shall survive indefinitely, and that claims in respect of the Special Tax Indemnity shall survive until April 30, 2019. If written notice of a claim for breach of any representation or warranty has been given before the applicable date when such representation or warranty no longer survives in accordance with this Section 10.7, then the relevant representations and warranties shall survive as to such claim, until the claim has been finally resolved. All covenants, obligations and agreements of the Warrantors contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished pursuant to this Agreement), including any indemnification obligations, shall survive the Closing and continue until fully performed in accordance with their terms.

ARTICLE XI
DISPUTE RESOLUTION

11.1       Arbitration

(a)       The parties agree that any dispute, difference, claim, or controversy arising out of or relating to this Agreement (including the existence, meaning, effect, validity, termination, interpretation, performance, breach or termination thereof (including any action in tort, contract, equity, or otherwise) or enforcement of this Agreement), or any dispute regarding non-contractual obligations arising out of or relating to it shall (except as specifically set forth in Section 3.6 of this Agreement) be referred to and finally resolved by binding arbitration under the then current provisions of the rules of the American Arbitration Association in force when the notice of arbitration is submitted.

(b)       The law of this arbitration clause shall be New York law.

(c)       The seat of arbitration shall be New York, New York.

(d)       The number of arbitrators shall be three. The Purchaser, on the one hand, and the Company and Seller, on the other hand, shall each select one arbitrator, and the two arbitrators so selected shall select a third arbitrator (collectively the “Arbitrators”). None of the Arbitrators shall have any competitive interests with the Company, Seller or Purchaser.

(e)       The arbitration proceedings shall be conducted in English.

(f)        The Arbitrators shall issue a written decision, setting forth findings of fact and conclusions of law. The Arbitrators shall have no authority to award punitive or other exemplary damages.

(h)      The parties agree that all costs and expenses (including counsel fees) of any such arbitration shall be borne by the non-prevailing party, and the non-prevailing party waives its right to seek an order compelling the prevailing party to pay its portion of its costs and expenses (including counsel fees) for any arbitration. The determination of a majority of the Arbitrators shall be final and binding upon the parties and not subject to appeal.

(i)        Any judgment upon any award rendered by the Arbitrators may be entered in and enforced by any court of competent jurisdiction. The parties expressly consent to the personal and subject matter jurisdiction of the Arbitrators to arbitrate any and all matters to be submitted to arbitration hereunder pursuant to the terms hereof. None of the parties hereto shall challenge any arbitration hereunder on the grounds that any party necessary to such arbitration (including the parties hereto) shall have been absent from such arbitration for any reason, including that such party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

(j)       The parties to the arbitration may apply to a court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim or conservatory relief, as necessary, without breach of this arbitration provision and without abridgement of the powers of the Arbitrators.

(k)       This arbitration section shall survive the termination of this Agreement.

11.2       Waiver of Jury Trial; Exemplary Damages.

(a)       THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT. NO PARTY SHALL BE AWARDED PUNITIVE OR OTHER EXEMPLARY DAMAGES RESPECTING ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT.

(b)       Each of the parties to this Agreement acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective party and that such party has discussed the legal consequences and import of this waiver with legal counsel. Each of the parties to this Agreement further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

ARTICLE XII
TERMINATION

12.1       Termination Without Default.

(a)       In the event that the Closing of the transactions contemplated hereunder has not occurred by the Outside Closing Date, Purchaser, Seller and the Company shall each have the right, at its sole option, to terminate this Agreement without liability to the other party, provided that this right to terminate shall not be available to any party whose material breach under this Agreement has been the cause of, or resulted in, the failure of the Closing to have been consummated on or before such date. Such right may be exercised by Purchaser or the Company, as the case may be, giving written notice to the other at any time after the Outside Closing Date.

(b)       In the event that the Proxy Statement with respect to the transactions hereunder has not been filed with the SEC by December 31, 2018 (the “Outside Filing Date”), each of Seller and the Company shall have the right, at its sole option, to terminate this Agreement without liability to any other party, provided that this right to terminate shall not be available to any party whose material breach under this Agreement has been the cause of, or resulted in, the failure of the Proxy Statement to have been filed on or before such date. Such right may be exercised by Seller or the Company, as the case may be, giving written notice to the other parties at any time after the Outside Filing Date.

(c)       In the event that any governmental Authority shall have issued an Order or taken any other action, in each case which has become final and non-appealable and which restrains, enjoins or otherwise prohibits the Closing of the transactions contemplated hereunder, Purchaser, Seller and the Company shall each have the right, at its sole option, to terminate this Agreement without liability to the other party.

12.2       Termination Upon Default.

(a)       The Purchaser may terminate this Agreement by giving notice to the Company on or prior to the Closing Date, if the Company shall have materially breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date such that the condition to closing set forth in Section 9.2(a) or 9.2(b) would not be satisfied (treating such time as if it were the Closing Date) and such breach shall not be cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by the Company of a notice describing in reasonable detail the nature of such breach.

(b)       The Company may terminate this Agreement by giving notice to Purchaser, if Purchaser shall have materially breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date such that the condition to closing set forth in Section 9.3(a) would not be satisfied (treating such time as if it were the Closing Date) and such breach shall not be cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by Purchaser of a notice describing in reasonable detail the nature of such breach.

12.3         Effect of Termination. If this Agreement is terminated pursuant to Section 12.1 or 12.2, then all further obligations of the parties under this Agreement and any Additional Agreement will terminate except for obligations under ARTICLE XI (Dispute Resolution), and Sections 13.1 (Notices), 13.4 (Publicity), 13.5 (Expenses), and 13.7 (Governing Law), provided that such termination will not relieve any party from any liability for any willful breach of this Agreement or fraud occurring prior to such termination.

ARTICLE XIII
MISCELLANEOUS

13.1         Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to the Company (following the Closing), to:

Address: 5/F, North Wing, 18 Jiuxianqiao Middle Road, Chaoyang District, Beijing 100016, People’s Republic of China

Attention: Thomas Jintao Ren

Tel: +86 (10) 8448-1818
Email: jintao.ren@renren-inc.com

With a copy to:

Simpson Thacher & Bartlett

Address: 35/F ICBC Tower, 3 Garden Road, Central, Hong Kong SAR

Attention: Chris K.H. Lin

Tel: +852 2514 7600
Email: clin@stblaw.com

if to the Seller:

Address: 5/F, North Wing, 18 Jiuxianqiao Middle Road, Chaoyang District, Beijing 100016, People’s Republic of China

Attention: James Jian Liu

Tel: +86 (10) 8448-1818
Email: james.liu@renren-inc.com

With a copy to:

Skadden, Arps, Slate, Meagher & Flom

Address: 42/F, Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong SAR

Attention: Will H. Cai and Kenneth W. Chase

Tel: +852 3740 4700
Email: will.cai@skadden.com; kenneth.chase@skadden.com

if to the Purchaser:

Address: Suite 1306, 13/F. AIA Central, 1 Connaught Road, Central, Hong Kong

Attention: Sing Wang, Anthony Ho and Adrian Cheung

Tel: +852 3796 2750

13.2       Amendments; No Waivers; Remedies.

(a)       This Agreement cannot be amended, except by a writing signed by each party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.

(b)       Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c)       Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(d)       Notwithstanding anything else contained herein, neither shall any party seek, nor shall any party be liable for, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

13.3       Arm’s length bargaining; no presumption against drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

13.4       Publicity. Except as required by law and except with respect to the Purchaser SEC Documents, the parties agree that neither they nor their agents shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other party hereto. If a party is required to make such a disclosure as required by law, the parties will use their best efforts to cause a mutually agreeable release or public disclosure to be issued.

13.5       Expenses. Each party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, unless otherwise specified herein.

13.6       No Assignment or Delegation. No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of the other party. Any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement.

13.7       Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof that would result in the application of the laws of another jurisdiction.

13.8       Counterparts; facsimile signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

13.9       Entire Agreement. This Agreement together with the Additional Agreements, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof. No party has relied on any representation from, or warranty or agreement of, any person in entering into this Agreement, prior hereto or contemporaneous herewith or any Additional Agreement, except those expressly stated herein or therein.

13.10     Severability. A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

13.11     Construction of certain terms and references; captions. In this Agreement:

(a)       References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement.

(b)       The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement, and, unless the context requires otherwise, “party” means a party signatory hereto.

(c)       Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all;” and, unless otherwise specified, any financial or accounting term has the meaning of the term under United States generally accepted accounting principles as consistently applied heretofore by the Company.

(d)       Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time. Any reference to a numbered schedule means the same-numbered section of the disclosure schedule. Any reference in a schedule contained in the disclosure schedules delivered by a party hereunder shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the applicable representations and warranties (or applicable covenants) that are contained in the section of this Agreement that corresponds to such schedule and any other representations and warranties of such party that are contained in this Agreement to which the relevance of such item thereto is reasonably apparent on its face. The mere inclusion of an item in a schedule as an exception to (or, as applicable, a disclosure for purposes of) a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would have a Company Material Adverse Effect or Purchaser Material Adverse Effect, as applicable, or establish any standard of materiality to define further the meaning of such terms for purposes of this Agreement.

(e)       If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

(f)       Captions are not a part of this Agreement, but are included for convenience, only.

(g)       For the avoidance of any doubt, all references in this Agreement to “the knowledge or best knowledge of the Company” or similar terms shall be deemed to include the actual or constructive (e.g., implied by Law) knowledge of the Key Personnel.

13.12     Further Assurances. Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement and the Additional Agreements.

13.13     Third Party Beneficiaries. Neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.

13.14     Waiver. Reference is made to the final IPO prospectus of the Purchaser, dated October 25, 2017 (the “Prospectus”). The Company and the Seller have read the Prospectus and understand that the Purchaser has established the Trust Account for the benefit of the public shareholders of the Purchaser and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Purchaser may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of the Purchaser agreeing to enter into this Agreement, the Company and the Seller each hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account and hereby agrees that it will not seek recourse against the Trust Account for any claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Purchaser; provided that (x) nothing herein shall serve to limit or prohibit the Company’s right to pursue a claim against Purchaser for legal relief against monies or other assets held outside the Trust Account, for specific performance or other equitable relief in connection with the consummation of the transactions contemplated hereby (including a claim for Purchaser to specifically perform its obligations under this Agreement) so long as such claim would not affect Purchaser’s ability to fulfill its obligation to effectuate the Purchaser Shareholder Redemption, and (y) nothing herein shall serve to limit or prohibit any claims that the Company may have in the future against Purchaser’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account upon completion of a “Business Combination” as such term is defined in Purchaser’s constitutional documents (except such amounts that are paid or payable to shareholders of Purchaser holding Purchaser Ordinary Shares sold in the IPO who shall have elected to redeem their Purchaser Ordinary Shares pursuant to Purchaser’s constitutional documents) and any assets that have been purchased or acquired with any such funds).

13.15     Non-Recourse. This Agreement may be enforced only against, and any dispute, claim or controversy based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought only against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth in this Agreement with respect to such party. No past, present or future director, officer, employee, incorporator, member, partner, shareholder, agent, attorney, advisor, lender or representative or Affiliate of any named party to this Agreement (which Persons are intended third party beneficiaries of this Section 13.15) shall have any liability (whether in contract or tort, at law or in equity or otherwise, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of such named party or for any dispute, claim or controversy based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

[The remainder of this page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Purchaser:

CM SEVEN STAR ACQUISITION CORPORATION

By:	/s/ Sing Wang
Name: Sing Wang
Title: Director

Company:

KAIXIN AUTO GROUP

By:	/s/ Joseph Chen
Name: Joseph Chen
Title: Director

Seller:

RENREN INC.

By:	/s/ James Jian Liu
Name: James Jian Liu
Title: Director

ANNEX B

INVESTOR RIGHTS AGREEMENT

STRICTLY CONFIDENTIAL

INVESTOR RIGHTS AGREEMENT

dated as of [ ], 2019

between

CM SEVEN STAR ACQUISITION CORPORATION

SHAREHOLDER VALUE FUND

and

RENREN INC.

Section 5.9	Construction	AB-26

Section 5.10	Counterparts	AB-26

Section 5.11	Aggregation of Shares	AB-26

Section 5.12	Conflict with Articles or Other Agreements	AB-27

Section 5.13	Specific Performance	AB-27

Section 5.14	Amendment; Waiver	AB-27

Section 5.15	Public Announcements	AB-27

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [ ], 2019 by and between CM Seven Star Acquisition Corporation, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Shareholder Value Fund, an exempted company incorporated under the laws of the Cayman Islands (“SVF”), and Renren Inc. (“Renren”), a company incorporated under the laws of the Cayman Islands.

RECITALS

WHEREAS, the Company, Renren and Kaixin Auto Group (“Kaixin”), a company incorporated under the laws of the Cayman Islands, have entered into a share exchange agreement, dated October [ ], 2018 (the “Exchange Agreement”) relating to the acquisition by the Company of the entire issued share capital of Kaixin; and

WHEREAS, it is a condition to the Closing that the parties hereto enter into this Agreement to set forth certain rights and obligations of the parties hereto in connection with the transactions contemplated under the Exchange Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1     Definitions. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

“Affiliate” means, in respect of a Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and (i) in the case of a natural person, shall include, without limitation, such Person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, (ii) in the case of a Shareholder, shall include (A) any Person who holds shares as a nominee for such Shareholder, (B) any shareholder of such Shareholder, (C) any Person which has a direct and indirect interest in such Shareholder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (D) any Person that directly or indirectly controls, is controlled by, under common control with, or is managed by such Shareholder or its fund manager, (E) the relatives of any individual referred to in (B) above, and (F) any trust controlled by or held for the benefit of such individuals. For the purpose of this definition, “control” (and correlative terms) shall mean the direct or indirect power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person, provided that the direct or indirect ownership of twenty-five percent (25%) or more of the voting power of a Person is deemed to constitute control of that Person;

“Agreement” has the meaning set forth in the Preamble;

“Amendments” has the meaning set forth in Section 5.1(a)

“Arbitration” has the meaning set forth in Section 5.6;

“Articles” means the Company’s Articles of Association, as amended from time to time;

“beneficial ownership” or “beneficially own” or similar term means beneficial ownership as defined under Rule 13d-3 under the Exchange Act;

“Board” and “Board of Directors” means the Board of Directors of the Company;

“Business Day” has the meaning as defined in the Exchange Agreement;

“Claim Notice” has the meaning set forth in Section 3.8(c);

“Closing” means the closing of the transactions contemplated under the Exchange Agreement, being the date hereof;

“Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or other governmental agency administering the securities laws in the jurisdiction in which the Company’s securities are registered or being registered;

“Company” has the meaning set forth in the Preamble;

“Confidential Information” has the meaning set forth in Section 5.1;

“Director(s)” means the director(s) of the Company;

“Disposition” has the meaning set forth in Section 3.1;

“Dispute” has the meaning set forth in Section 5.6;

“Email” has the meaning set forth in Section 5.4;

“Equity Purchase Agreements” has the meanings set forth in Section 5.2(a)

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

“Exchange Agreement” has the meaning set forth in the Recitals;

“Form S-3/F-3” has the meaning set forth in Section 3.3(a)(iii);

“fully-diluted basis” means, with respect to any determination of a number or percentage of Ordinary Shares, the total number of Ordinary Shares then outstanding determined according to the treasury method under generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession that are in effect from time to time, as codified and described in FASB Statement No. 18, the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, and applied consistently throughout the periods involved;

“HKIAC” has the meaning set forth in Section 5.6;

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China;

“Independent Committee” has the meaning set forth in Section 5.2;

“Kaixin” has the meaning set forth in the recitals.

Material Exchange Agreement Breach” means a breach of the Exchange Agreement by the Company that results in a Purchaser Material Adverse Effect, as defined therein.

“Nasdaq” means the Nasdaq Stock Market;

“Notice of Arbitration” has the meaning set forth in Section 5.6;

“NYSE” means the New York Stock Exchange;

“Ordinary Shares” means ordinary shares, par value US$0.0001 per share, of the Company;

“Permitted Transferee” means any permitted transferee pursuant to Section 4.1 hereof, provided that, in the case of a permitted transfer to an Affiliate, such Affiliate shall be bound by this Agreement as if such Affiliate were a party (including without limitation the Lock-up set forth in Article IV), provided that, prior to such Affiliate ceasing to be an Affiliate of Renren, such Affiliate shall transfer such Subject Shares back to Renren or another Affiliate of Renren;

“Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, or other entity;

“Recapitalization” means any share split, share dividend, share combination or consolidation, recapitalization, reclassification or other similar event in relation to the shares of the Company;

“register,” “registered” and “registration” means (i) a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, or (ii) in the context of a public offering in a jurisdiction other than the United States, a registration, qualification or filing under the applicable securities laws of such other jurisdiction;

“Registrable Securities” means (i) the Subject Shares, (ii) Ordinary Shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the foregoing; (iii) any other Ordinary Shares owned or hereafter acquired by Renren; (iv) Ordinary Shares issued or issuable in respect of the Ordinary Shares described in (i) to (iii) above upon any Recapitalization or otherwise issued or issuable with respect to such Ordinary Shares; and (v) any depositary receipts issued by an institutional depositary upon deposit of any of the foregoing. Notwithstanding the foregoing, “Registrable Securities” shall not include any Registrable Securities sold by a Person in a transaction in which rights under Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144, or in a registered offering, or otherwise;

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 3.3, 3.4 or 3.5 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements of one counsel for all Shareholders, and any fee charged by any depositary bank, transfer agent or share registrar, but excluding Selling Expenses. For the avoidance of doubt and subject to Section 3.3(d), the Company shall pay all expenses incurred in connection with a registration pursuant to Section 3 notwithstanding the cancellation or delay of the registration process for any reason;

“Renren” has the meaning set forth in the Preamble;

“Renren Nominee” has the meaning set forth in Section 2.1(a);

“Restricted Securities” means the securities of the Company required to bear the legend set forth in Section [ ] of the Exchange Agreement;

“Rule 144” means Rule 144 as promulgated under the Securities Act;

“Rule 145” has the meaning set forth in Section 3.3(a)(i);

“Securities” means any Ordinary Share or any equity interest of, or shares of any class in the share capital (ordinary, preferred or otherwise) of, the Company and any convertible securities, options, warrants and any other type of equity or equity-linked securities convertible, exercisable or exchangeable for any such equity interest or shares of any class in the share capital of the Company;

“Securities Act” means the United States Securities Act of 1933 as amended from time to time;

“Selling Expenses” means all underwriting discounts and selling commissions;

“Shareholder” or “Shareholders” means Persons who hold the Ordinary Shares from time to time;

“Subject Shares” means the Ordinary Shares issued to Renren at the Closing and subsequently pursuant to the other provisions of the Exchange Agreement;

“Subsidiary” means any corporation, partnership, trust or other entity of which the Company directly or indirectly owns at the time shares or interests representing a majority of the voting power of such corporation, partnership, trust or other entity;

“SVF” has the meaning set forth in the Preamble.

“SVF Nominee” has the meaning set forth in Section 2.1(a).

“Transaction Documents” means this Agreement, the Exchange Agreement and each of the other agreements and documents entered into or delivered by the parties hereto in connection with the transactions contemplated by the Exchange Agreement;

“Threshold Ownership Amount” means [ ].

“Tribunal” has the meaning set forth in Section 5.6; and

“Violation” has the meaning set forth in Section 3.8(a).

Section 1.2          Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a)           when a reference is made in this Agreement to an Article or Section, such reference is to an Article or Section of this Agreement;

(b)           the headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c)            the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(d)           all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

(e)           the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(f)            references to a Person are also to its successors and permitted assigns; and

(g)           the use of the term “or” is not intended to be exclusive.

ARTICLE II
BOARD OF DIRECTORS

Section 2.1          Board Representation

(a)           Each of Renren, the Company and Shareholder Value Fund shall cause to be appointed, nominated and elected, in each case subject to the Articles and applicable law, (i) while the Company is not a “foreign private issuer” as defined in Rule 3b-4 under the Exchange Act, four (4) designees of Renren (each, a “Renren Nominee”) to the Board, and while the Company is a “foreign private issuer” as defined in Rule 3b-4 under the Exchange Act six (6) designees of Renren, or such number of Directors as needed to cause Renren Nominees to constitute a majority of the Directors, and (ii) one (1) designee (the “SVF Nominee”) of Shareholder Value Fund (“SVF”) to the Board, in each case on as soon as reasonably practicable following the date of the Closing. Renren shall ensure that any Renren Nominee, and SVF shall ensure that any SVF Nominee, meets any applicable requirements under the Articles, Cayman Islands law and the Listing Rules of the Nasdaq Stock Market (or other applicable stock exchange) to act as a Director. Any Renren Nominee or SVF Nominee shall be subject to the terms of the Articles with respect to his or her directorship, including the term of office as a member of the designated class of director.

(b)           Notwithstanding anything to the contrary contained herein, if any Renren Nominee or SVF Nominee resigns, is removed pursuant to Section 2.1(c) or otherwise, or is unable to continue to serve as a Director of the Company, Renren or SVF (as applicable) may designate a replacement Director and each of the Company, Renren and SVF shall cause such person to be elected a Director, including through the exercise of their respective nomination, appointment and and/or voting powers described in Section 2.1(a). (For the avoidance of doubt, and notwithstanding the resignation or removal of a Director pursuant to this Section 2.1(b), Renren and SVF (as applicable) shall remain entitled to nominate and designate one Director pursuant to and subject to Section 2.1(a)).

(c)           Any Director of the Company may be removed from the Board of Directors in accordance with applicable law and the governing documents of the Company; provided, however, that (i) with respect to any Renren Nominee, SVF shall not take any action to cause any such removal without the prior written consent of Renren unless such removal is required by applicable law or such Director is no longer qualified to serve as a Director pursuant to applicable Commission or regulatory requirements, and (ii) with respect to any SVF Nominee, Renren shall not take any action to cause any such removal without the prior written consent of SVF unless such removal is required by applicable law or such Director is no longer qualified to serve as a Director pursuant to applicable Commission or regulatory requirements.

(d)           The Company shall ensure, to the extent permitted by applicable law, that any Directors, including any Renren Nominee or SVF Nominee, nominated or designated pursuant to this Section 2.1 shall enjoy the same rights, capacities, entitlements, indemnification rights and compensation as any other members of the Board of Directors. Any Renren Nominee or SVF Nominee shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors to the same extent as other members of the Board of Directors. The Company shall notify the Renren Nominees and the SVF Nominee of all regular meetings and special meetings of the Board of Directors. The Company shall provide the Renren Nominees and the SVF Nominee with copies of all notices, minutes, consents and other material that it provides to all other members of the Board of Directors concurrently with such materials being provided to the other members.

(e)            Each of Renren, SVF and the Company agrees that the Board shall consist of five (5) Directors, other than as required by applicable laws and regulations. In the event that applicable laws and/or regulations require the Company to appoint additional members to the Board, in order to fulfill applicable independence requirements, SFV agrees to grant a proxy to Renren with respect to the vote of all Ordinary Shares beneficially owned by it with respect to the appointment of any such independent Director(s) or Director nominee(s) (and any of their successors or replacements).

(f)            In the event that Renren, together with its Affiliates, beneficially owns fewer Ordinary Shares than the Threshold Ownership Amount, Renren’s rights, under this Section 2.1 shall terminate immediately. For the avoidance of doubt, the rights of Renren set forth in this Section 2.1 shall reattach following any termination thereof pursuant to this Section 2.1(f) in the event that the number of Ordinary Shares owned by Renren and its Affiliates subsequently surpasses the Threshold Ownership Amount.

Section 2.2          Other Matters

(a)           Renren and SVF agree that for a period of two (2) years following the date of the Closing, subject to applicable law (including laws related to fiduciary duties), without the prior written consent of SVF, no Renren Nominee nor Renren in its capacity as shareholder of the Company shall propose or vote for (i) any amendment to the Company’s equity incentive plan which would have the effect of increasing the number of Ordinary Shares issuable pursuant to such plan, or (ii) any additional equity incentive plan.

(b)           Renren and SVF agree that for a period of six (6) months following the date of the Closing, subject to applicable law (including laws related to fiduciary duties), without the prior written consent of Renren, no SVF Nominee nor SVF in its capacity as a shareholder of the Company shall propose or vote for any change, replacement, separation, dismissal or decrease in compensation of any director of the Company.

ARTICLE III
REGISTRATION RIGHTS

Section 3.1          Applicability of Rights.

(a)           Applicability of Rights. Renren shall be entitled to the following rights with respect to any potential public offering of Ordinary Shares in the United States, and to any analogous or equivalent rights with respect to any other offering of shares in any other jurisdiction pursuant to which the Company undertakes to publicly offer or list such securities for trading on a recognized securities exchange.

Section 3.2          Restrictive Legend; Execution by the Company.

The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the Ordinary Shares to bear the legend required by Section [ ] of the Exchange Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Ordinary Shares containing such legend upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the appropriate Ordinary Shares to bear the legend required by Section [ ] of the Exchange Agreement and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 3.2 shall not affect the validity or enforcement of this Agreement.

Section 3.3          Demand Registration.

(a)          Request by Renren. If the Company shall at any time after six (6) months after the date of this Agreement receive a written request from Renren that the Company effect a registration, qualification or compliance with respect to the Registrable Securities pursuant to this Section 2.3, then the Company shall use its best efforts to effect, within [·] Business Days of such request, such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, subject only to the limitations of this Section 2.3; provided that the Company shall not be obligated to effect any such registration:

(i)         During the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a transaction under Rule 145 promulgated under the Securities Act (“Rule 145”) or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

(ii)        After the Company has effected [·] such registrations pursuant to this Section 3.3(a), and each such registration has been declared or ordered effective; or

(iii)       If Renren may dispose of shares of Registrable Securities pursuant to an effective registration statement on Form S-3 or Form F-3 under the Securities Act as in effect on the date hereof or any successor form under the Securities Act (“Form S-3/F-3”) pursuant to a request made under Section 3.5 hereof.

The Company shall not undertake, or be required to undertake, any action to qualify, register or list any securities on any exchange other than the Nasdaq in connection with this Section 3.3, provided that the Ordinary Shares continue to be listed on the Nasdaq.

(b)         Underwriting. If Renren intends to distribute the Registrable Securities covered by its request by means of an underwriting, then it shall so advise the Company as a part of its request made pursuant to this Section 3.3. In the event of an underwritten offering, the right of Renren to include its Registrable Securities in such registration shall be conditioned upon Renren’s participation in such underwriting and the inclusion of Renren’s Registrable Securities in the underwriting to the extent provided herein. If Renren proposes to distribute its securities through such an underwriting, it shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by it and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3.3, if the underwriter(s)[, for an underwriting initiated by this paragraph 3.3(b),] advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise Renren, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then held by each Shareholder requesting registration (including Renren); provided, however, that the number of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration including, without limitation, all shares that are not Registrable Securities and are held by any other Person, including, without limitation, any Person who is an employee, officer or director of any of the Group Companies. If Renren disapproves of the terms of any such underwriting, Renren may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities and/or other securities so excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. Renren and all corporations that are Affiliates of Renren shall be deemed to be a single “Shareholder,” and any pro rata reduction with respect to such “Shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Shareholder,” as defined in this sentence.

(c)          Deferral. Notwithstanding the foregoing, if the Company shall furnish to Renren following its request of the filing of a registration statement pursuant to this Section 3.3, a certificate signed by CEO of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of Renren; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided, further that during such ninety (90) day period, the Company shall not file any registration statement pertaining to the public offering of any securities of the Company.

(d)          Expenses. The Company shall pay all Registration Expenses. If Renren participates in a registration pursuant to this Section 3.3, Renren shall bear its proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses incurred in connection with such registration of securities on behalf of Renren. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 3.3 if the registration request is subsequently withdrawn at the request of Renren, unless Renren agrees that such registration constitutes the use by Renren of one (1) demand registration pursuant to this Section 3.3; provided, further, however, that if at the time of such withdrawal, Renren has learned of a material adverse change in the condition, business, or prospects of the Company not known to Renren at the time of their request for such registration and has withdrawn its request for registration with reasonable promptness after learning of such material adverse change, then Renren shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to this Section 3.3.

Section 3.4          Piggyback Registrations.

(a)          Notice of Registration. The Company shall notify Renren in writing at least [·] days prior to registration of any of its securities, either for its own account or the account of a security holder or holders (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to (i) any registration under Section 3.3 or Section 3.5 of this Agreement, (ii) any employee benefit plan, or (iii) any corporate reorganization) and will afford Renren an opportunity to include in such registration all or any part of the Registrable Securities then held by it. If Renren desires to include in any such registration (and any related qualifications under blue sky laws or other compliance) and in any underwriting involved therein, all or any part of the Registrable Securities held by Renren, it shall within [·] days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities Renren wishes to include in such registration statement. If Renren decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, Renren shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)          Underwriting. If a registration under which the Company gives notice under this Section 3.4 is for an underwritten offering, then the Company shall so advise Renren. In such event, the right of Renren’s Registrable Securities to be included in a registration pursuant to this Section 3.4 shall be conditioned upon Renren’s participation in such underwriting and the inclusion of Renren’s Registrable Securities in the underwriting to the extent provided herein. If Renren proposes to distribute its Registrable Securities through such underwriting, Renren shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated[, first to the Company, and second, to each of the Shareholders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Shareholder; provided, however, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Securities included in any such registration is not reduced below thirty percent (30%) of the aggregate number of Registrable Securities for which inclusion has been requested, even if this will cause the Company to reduce the number of shares it wishes to offer; and (ii) all shares that are not Registrable Securities and are held by any other Person, including, without limitation, any Person who is an employee, officer or director of any of the Group Companies shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If Renren disapproves of the terms of any such underwriting, Renren may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. Renren and all corporations that are Affiliates of Renren shall be deemed to be a single Shareholder, and any prorata reduction with respect to Renren shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Shareholder”, as defined in this sentence.]/[:]

(i)         [If the registration is being undertaken on behalf of the Company, first to the Company, and second, to each of the Shareholders requesting inclusion of their securities pursuant to piggyback registration rights (including those pursuant to this Agreement) in such registration statement on a pro rata basis based on the total number of securities then held by each such Shareholder. If Renren disapproves of the terms of any such underwriting, Renren may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. Renren and all corporations that are Affiliates of Renren shall be deemed to be a single Shareholder, and any pro rata reduction with respect to Renren shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Shareholder”, as defined in this sentence.

(ii)        [If the registration is being undertaken on behalf of securityholders (not including Renren) making a written demand for registration pursuant to demand registration rights, first to such shareholders making a written demand for registration, and second, to each of the shareholders requesting inclusion of their securities pursuant to piggyback registration rights (including Renren, pursuant to this Agreement) in such registration statement on a pro rata basis based on the total number of securities then held by each such shareholder. If Renren disapproves of the terms of any such underwriting, Renren may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. Renren and all corporations that are Affiliates of Renren shall be deemed to be a single Shareholder, and any pro rata reduction with respect to Renren shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Shareholder”, as defined in this sentence.]

(c)          Expenses. The Company shall pay all Registration Expenses incurred in connection with each registration under this Section 3.4. If Renren participates in a registration pursuant to this Section 3.4, Renren shall bear its proportionate share (based upon the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses incurred in connection with such registration of securities on behalf of Shareholders.

(d)          Not a Demand Registration. Registration pursuant to this Section 3.4 shall not be deemed to be a demand registration as described in Section 3.3 above. Except as otherwise provided herein, there shall be no limit on the number of times Renren may request registration of Registrable Securities under this Section 3.4.

Section 3.5    Form S-3/F-3 Registration.

(a)          The Company shall use its best efforts to qualify for registration on Form S-3/F-3 or any comparable or successor form as early as possible and use best efforts to maintain such qualification thereafter. If the Company is qualified to use Form S-3/F-3, Renren shall have a right to request at such time from time to time (such request shall be in writing) that the Company effect a registration on either Form S-3/F-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by Renren, and upon receipt of each such request, the Company will:

(i)         Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of Renren’s Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3.5:

(1)	if Form S-3/F-3 becomes unavailable for such offering by Renren;

(2)	if Renren, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than US$1,000,000; or

(3)	if the Company has effected a registration pursuant to this Section 3.5 during the preceding six (6) month period.

(b)          Expenses. The Company shall pay all Registration Expenses incurred in connection with each registration requested pursuant to this Section 3.5. Renren shall bear such its proportionate share (based upon the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses incurred in connection with such registration of securities.

(c)          Maximum Frequency. Except as otherwise provided herein, Renren may request registration of Registrable Securities three (3) times under this Section 3.5.

(d)          Deferral. Notwithstanding the foregoing, if the Company shall furnish to Renren a certificate signed by the CEO of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such Form S-3/F-3 registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of Renren; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided, further that during such ninety (90) day period, the Company shall not file any registration statement pertaining to the public offering of any securities of the Company.

(e)          Not Demand Registration. Form S-3/F-3 registrations shall not be deemed to be demand registrations as described in Section 3.3 above.

(f)           Underwriting. If the requested registration under this Section 3.5 is for an underwritten offering, the provisions of Section 3.3(b) shall apply.

Section 3.6          Obligations of the Company.

Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall keep Renren advised in writing as to the initiation of such registration and as to the completion thereof, and shall, at its expense and as expeditiously and as reasonably possible:

(a)          Registration Statement. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep any such registration statement effective for a period of one hundred and twenty (120) days or until Renren has completed the distribution described in the registration statement relating thereto, whichever occurs first.

(b)          Amendments and Supplements. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act or other applicable securities laws with respect to the disposition of all securities covered by such registration statement.

(c)          Registration Statements and Prospectuses. Furnish to Renren such number of copies of registration statements and prospectuses, including a preliminary prospectus, in conformity with the requirements of the Securities Act or other applicable securities laws, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it that are included in such registration.

(d)          Blue Sky. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Renren, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)          Deposit Agreement. If the registration relates to an offering of depositary shares or other securities representing Ordinary Shares deposited pursuant to a deposit agreement or similar facility, cause the depositary under such agreement or facility to accept for deposit under such agreement or facility all Registrable Securities requested by Renren to be included in such registration in accordance with this Section 3.

(f)           Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Renren shall also enter into and perform its obligations under such an agreement.

(g)          Notification. Notify Renren at any time when a prospectus relating to its Registrable Securities is required to be delivered under the Securities Act or other applicable securities laws of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(h)          Opinion and Comfort Letter. Furnish, at the request of Renren, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purpose of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to Renren, addressed to the underwriters, if any, and to Renren and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to Renren, addressed to the underwriters, if any, and Renren.

(i)            Listing on Securities Exchange(s). Cause all such Registrable Securities registered pursuant hereto to be listed on the Nasdaq, or such other internationally recognized exchange, for long as the Company’s securities are listed on such exchange.

If the Company fails to perform any of the Company’s obligations set forth above in this Section 3.6 relating to a demand registration made pursuant to Section 3.3, such registration shall not constitute the use of a demand registration under Section 3.3.

Section 3.7     Furnish Information.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.3, 2.4 or 2.5 with respect to the Registrable Securities of Renren, that Renren shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably requested in writing by the Company to timely effect the registration of its Registrable Securities.

Section 3.8     Indemnification.

The following indemnification provisions shall apply in the event any Registrable Securities are included in a registration statement under Sections 2.3, 2.4 or 2.5:

(a)         By the Company. To the extent permitted by law, the Company will indemnify and hold harmless Renren, its partners, officers, directors, employees, trustees, legal counsel and any underwriter (as determined in the Securities Act) for Renren and each Person, if any, who controls Renren or underwriter within the meaning of Section 15 of the Securities Act against any expenses, losses, claims, damages, or liabilities (joint or several) (or actions in respect thereof) to which they may become subject under the Securities Act, the Exchange Act or other applicable law, insofar as such expenses, losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”):

(i)         any untrue statement or alleged untrue statement of a material fact contained in any registration statement, offering circular, preliminary prospectus, final prospectus or other document, or any amendments or supplements thereto;

(ii)        the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or

(iii)       any violation or alleged violation of the Securities Act, the Exchange Act, any federal or state or foreign securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or other applicable securities law in connection with the offering covered by such registration statement; and the Company will reimburse Renren, its partners, officers, directors, employees, legal counsel, underwriters or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Renren, underwriter or controlling Person of Renren.

(b)         By Renren. To the extent permitted by law, Renren will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, any underwriter (as determined in the Securities Act) and any other Shareholder selling securities under such registration statement or any of such other Shareholder’s partners, directors, officers, employees, trustees, legal counsel and any underwriter (as determined in the Securities Act) for such Shareholder and each Person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act, against any expenses, losses, claims, damages or liabilities (joint or several) (or actions in respect thereof) to which the Company or any such director, officer, employee, trustee, legal counsel, controlling Person, underwriter or other such Shareholder, partner or director, officer, employee or controlling Person of such other Shareholder may become subject under the Securities Act, the Exchange Act or other applicable law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Renren expressly for use in connection with such registration; and Renren will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, controlling Person, underwriter or other Shareholder, partner, officer, employee, director or controlling Person of such other Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this Section 3.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Renren, which consent shall not be unreasonably withheld; and provided, further that the total amounts payable in indemnity by Renren under this Section 3.8(b) plus any amount under Section 3.8(e) in respect of any Violation shall not exceed the net proceeds received by Renren in the registered offering out of which such Violation arises.

(c)           Notice. Promptly after receipt by an indemnified party under this Section 3.8 of notice of the commencement of any claim or action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.8, deliver to the indemnifying party a written notice of the commencement thereof (a “Claim Notice”) and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, (i) during the period from the delivery of a Claim Notice until retention of counsel by the indemnifying party; and (ii) if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 3.8 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.8.

(d)           Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Renren are subject to the condition that, insofar as they relate to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus or free writing prospectus on file with the Commission at the time the registration statement becomes effective, such indemnity agreement shall not inure to the benefit of any Person if an amended prospectus is filed with the Commission and delivered pursuant to the Securities Act at or prior to the time of sale (including, without limitation, a contract of sale, and as further contemplated by Rule 159 promulgated under the Securities Act) to the Person asserting the loss, liability, claim or damage.

(e)           Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) Renren exercising rights under this Agreement, or any controlling Person of Renren, makes a claim for indemnification pursuant to this Section 3.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Renren or any such controlling Person in circumstances for which indemnification is provided under this Section 3.8; then, and in each such case, the Company and Renren will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that Renren is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and any other selling Shareholders are responsible for the remaining portion; provided, however, that, in any such case: (A) Renren will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by Renren pursuant to such registration statement; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)            Survival. The obligations of the Company and Renren under this Section 3.8 shall survive until the fifth (5th) anniversary of the completion of any offering of Registrable Securities pursuant to a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

Section 3.9          Rule 144 Reporting.

With a view to making available to Renren the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

(a)           Make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b)           File with the Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act or the Exchange Act, at all times after the effective date of the first registration under the Securities Act filed by the Company; and

(c)           So long as Renren owns any Restricted Securities, furnish to Renren forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual, interim, quarterly or other report of the Company, and (iii) such other reports and documents as Renren may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

Section 3.10        Termination of the Company’s Obligations.

Notwithstanding the foregoing, the Company shall have no obligations pursuant to Sections 2.3, 2.4 or 2.5 with respect to any Registrable Securities proposed to be sold by Renren in a registered public offering if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by Renren may then be sold under Rule 144 (i) in one three (3) month period without exceeding the volume limitations thereunder or (ii) without volume limitations.

Section 3.11        Re-Sale Rights.

The Company shall use its best efforts to assist Renren in the sale or disposition of its Registrable Securities, including the prompt delivery of applicable instruction letters by the Company and legal opinions from the Company’s counsels in forms reasonably satisfactory to Renren’s counsel. In the event the Company has depositary receipts listed or traded on any stock exchange or inter-dealer quotation system, the Company shall pay all costs and fees related to such depositary facility, including conversion fees and maintenance fees for Registrable Securities held by Renren.

Section 3.12    Transfer of Registration Rights.

The rights to cause the Company to register securities granted to Renren under Sections 2.3, 2.4 or 2.5 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by Renren; provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) the Company is given prompt notice of the transfer, (c) such assignee or transferee agrees to be bound by the terms of this Agreement by executing and delivering a Deed of Adherence (in the same form and substance as set out in Schedule 1 hereto), and(d) such assignee or transferee is (i) an Affiliate or affiliated fund (United States based or non-United States based) of Renren, (ii) a family member or trust for the benefit of any shareholder of Renren, or (iii) a transferee of the Registrable Securities originally issued to Renren (as adjusted for Recapitalization) equal to at least at least five percent (5%) of the total outstanding share capital of the Company (calculated on a fully- diluted basis.

ARTICLE IV
OTHER PROVISIONS

SECTION 1.1.     Lock-Up. Renren agrees that it will not, and Renren shall procure that its Affiliates will not, without the prior written consent of the Board, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer any of its Subject Shares or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of its Subject Shares (each of the foregoing in (i) and (ii) a “Disposition”) prior to the date that is 180 days following the date of this Agreement, provided, however, that nothing in this Section 4.1 shall apply to or restrict a Disposition by Renren in connection with a transaction in which (a) any person or group shall have acquired or entered into a binding definitive agreement that has been approved by the Board (or any duly constituted committee thereof) to acquire (i) more than 50% of the voting securities of the Company or (ii) assets of the Company and/or its Group Companies representing more than 50% of the consolidated earnings power of the Company and its Group Companies, taken as a whole, or (b) any person shall have commenced a tender or exchange offer which, if consummated, would result in such person’s acquisition of Beneficial Ownership of more than 50% of the voting securities of the Company, and in connection therewith, the Company files with the Commission a Schedule 14D-9 with respect to such offer that does not either (i) recommend that the Company’s shareholders reject such offer or (ii) advise the Company’s shareholders that the Board of Directors is considering its response to the offer, (c) Renren transfers its Subject Shares to an Affiliate of Renren or to any direct or indirect shareholder of Renren, or (d) any Dealer Partners or After Sale Partners (each as defined in the Exchange Agreement) pursuant to their arrangements with Renren. If the Company commits a Material Exchange Agreement Breach, the provisions of this Section 4.1 shall terminate and not be binding upon Renren from such termination date.

SECTION 1.2.    Transfers to Certain Shareholders. The Company acknowledges that, pursuant to the terms of the Exchange Agreement, Renren has received and will hold certain Ordinary Shares subject to arrangements with Dealer Partners and After Sale Partners (each as defined in the Exchange Agreement), which will require Renren to transfer certain Ordinary Shares to the Dealer Partners and After Sale Partners. The Company further commits to the obligations contained in Section 3.9 hereof with respect to the facilitation of resales of Ordinary Shares by the Dealer Partners and After Sale Partners, and to take commercially reasonable efforts to make such notations and instructions on its books and records and/or with the registrar of the Ordinary Shares to reflect such transfers.

ARTICLE V

GENERAL PROVISIONS

Section 5.1         Confidentiality. Each party hereto hereby agrees that it will, and will cause its respective Affiliates and its and their respective representatives to, hold in strict confidence any non-public records, books, contracts, instruments, computer data and other data and information concerning the other parties hereto, whether in written, verbal, graphic, electronic or any other form provided by any party hereto (except to the extent that such information has been (a) previously known by such party on a non-confidential basis from a source other than the other parties hereto or its representatives, provided that, to such party’s knowledge, such source is not prohibited from disclosing such information to such party or its representatives by a contractual, legal or fiduciary obligation to the other parties hereto or its representatives, (b) in the public domain through no breach of this Agreement by such party, (c) independently developed by such party or on its behalf, or (d) later lawfully acquired from other sources) (the “Confidential Information”). In the event that a party hereto is requested or required by law, governmental authority, rules of stock exchanges, or other applicable judicial or governmental order to disclose any Confidential Information concerning any of the other parties hereto, such party shall, to the extent legally permissible, notify the other party prior to making any such disclosure by providing the other party with the text of the disclosure requirement and draft disclosure at least 24 hours prior to making any such disclosure, and, if requested by another party, assist such other party to limit or minimize such disclosure.

Section 5.2         Termination. Unless expressly provided otherwise herein, in addition to the other termination provisions in this Agreement, this Agreement shall terminate, and have no further force and effect, upon the earliest of: (a) a written agreement to that effect, signed by all parties hereto, and (b) the date following the Closing on which Renren (together with its Affiliates and Permitted Transferees) no longer holds any Ordinary Shares of the Company; provided that, notwithstanding the foregoing, Article II shall survive (including with respect to any transferee or assignee of Renren’s Registrable Securities to whom the rights and obligations of Renren under Article II were assigned in accordance with this Agreement) any termination of this Agreement until the specific provisions thereof terminate in accordance with their express terms.

Section 5.3         Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail transmission (“Email”), so long as a receipt of such Email is requested and received) and shall be given:

If to the Company:

CM Seven Star Acquisition Corporation

Address:	Suite 1306, 13/F. AIA Central, 1 Connaught Road, Central, Hong Kong SAR

Email:	[ ]

Facsimile:	[ ]

Attention:	[ ]

with a copy to:

[ ]

Address:	[ ]

Email:	[ ]

Facsimile:	[ ]

Attention:	[ ]

If to Renren:

Renren Inc.

Address:	5/F, North Wing, 18 Jiuxianqiao Middle Road, Chaoyang District,
Beijing 100016, People's Republic of China
Email:	james.liu@renren-inc.com
Tel:	+86 (10) 8448-1818
Attention:	James Jian Liu

with a copy to:

Skadden, Arps, Slate, Meagher & Flom
Address:	42/F, Edinburgh Tower, The Landmark, 15 Queen’s Road Central Hong Kong SAR
Email:	will.cai@skadden.com; kenneth.chase@skadden.com
Tel:	+852 3740 4700
Attention:	Will H. Cai and Kenneth W. Chase

A party may change or supplement the addresses given above, or designate additional addresses, for the purposes of this Section 5.3 by giving the other parties written notice of the new address in the manner set forth above.

Section 5.4         Entire Agreement. This Agreement and the other Transaction Documents, together with all the schedules and exhibits hereto and thereto and the certificates and other written instruments delivered in connection therewith from time to time on and following the date hereof, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof, and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof and thereof. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement and the other Transaction Documents.

Section 5.5         Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to conflict of law principles.

Section 5.6         Dispute Resolution. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination and the Parties’ rights and obligations hereunder (each, a “Dispute”) shall be referred to and finally resolved by arbitration (the “Arbitration”) in the following manner:

(a)         The Arbitration shall be administered by the Hong Kong International Arbitration Centre (“HKIAC”);

(b)         The Arbitration shall be procedurally governed by the HKIAC Administered Arbitration Rules as in force at the date on which the claimant party notifies the respondent party in writing (such notice, a “Notice of Arbitration”) of its intent to pursue Arbitration, which are deemed to be incorporated by reference and may be amended by this Section 5.6;

(c)         The seat and venue of the Arbitration shall be Hong Kong and the language of the Arbitration shall be English;

(d)         A Dispute subject to Arbitration shall be determined by a panel of three (3) arbitrators (the “Tribunal”). One (1) arbitrator shall be nominated by the claimant party (and to the extent that there is more than one (1) claimant party, by mutual agreement among the claimant parties) and one (1) arbitrator shall be nominated by the respondent party (and to the extent that there is more than one (1) respondent party, by mutual agreement among the respondent parties). The third arbitrator shall be jointly nominated by the claimant party’s and respondent party’s respectively nominated arbitrators and shall act as the presiding arbitrator. If the claimant party or the respondent party fails to nominate its arbitrator within thirty (30) days from the date of receipt of the Notice of Arbitration by the respondent party or the claimant and respondent parties’ nominated arbitrators fail to jointly nominate the presiding arbitrator within thirty (30) days of the nomination of the respondent-nominated arbitrator, either party to the Dispute may request the Chairperson of the HKIAC to appoint such arbitrator; and

(e)         The parties agree that all documents and evidence submitted in the Arbitration (including any statements of case and any interim or final award, as well as the fact that an arbitral award has been made) shall remain confidential both during and after any final award that is rendered unless the parties otherwise agree in writing. The arbitral award is final and binding upon the parties to the Arbitration.

Section 5.7          Severability. If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the parties. In such event, the parties shall use commercially reasonable efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement, which most nearly effects the parties’ intent in entering into this Agreement.

Section 5.8          Assignments and Transfers; No Third Party Beneficiaries. Except as otherwise provided herein, this Agreement and the rights and obligations of the parties hereto hereunder shall inure to the benefit of, and be binding upon, their respective successors and permitted assigns (and shall inure to the benefit of and be enforceable by any transferee of equity securities held by Renren but only to the extent of such transfer), but shall not otherwise be for the benefit of any third party. Subject to Section 5.2 hereof, (a) the rights of Renren under this Agreement are assignable in connection with the transfer of any Ordinary Shares held by Renren but only to the extent of such transfer, and (b) the rights of Renren hereunder (including without limitation its rights under Article III of this Agreement) are assignable in the connection with the transfer of any Ordinary Shares held by Renren to any of its Affiliates (in each case subject to applicable securities laws and other laws), provided, however, that in either case (y) no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and (z) any such transferee shall execute and deliver to the Company and Renren a Deed of Adherence (in the same form and substance as set out in Schedule 1 hereto), subject to the terms and conditions hereof. This Agreement and the rights and obligations of any party hereunder shall not otherwise be assigned without the mutual written consent of the other parties hereto,

Section 5.9          Construction. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

Section 5.10        Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. A facsimile or “PDF” signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

Section 5.11       Aggregation of Shares. All Securities held or acquired by Renren and/or its Affiliates and Permitted Transferees shall be aggregated together for the purpose of determining the availability of any rights of Renren under this Agreement.

Section 5.12        Conflict with Articles or Other Agreements. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Articles, the parties shall, notwithstanding the conflict or inconsistency, act so as to effect the intent of this Agreement to the greatest extent possible under the circumstances. The Company agrees that in the event that any holder of Ordinary Shares is, after the date of this Agreement, granted any registration rights that are more favorable to such other holder than those rights provided to Renren pursuant to Article II hereof, Renren shall be promptly notified in writing of such modification to the rights and the Company shall amend this Agreement to grant Renren the same rights from the date that those rights are provided to such other holder.

Section 5.13        Specific Performance. The parties hereto acknowledge and agree irreparable harm may occur for which money damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedies at law or in equity, the parties to this Agreement shall be entitled to injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement without posting any bond or other undertaking.

Section 5.14        Amendment; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by all the parties hereto. The observance of any provision in this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of the party against whom such waiver is to be effective. Any amendment or waiver effected in accordance with this Section 5.14 shall be binding upon the parties hereof and their respective assigns. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

Section 5.15        Public Announcements. Without limiting any other provision of this Agreement, the parties hereto, to the extent permitted by applicable law, will consult with each other before issuance, and provide each other the opportunity to review, comment upon and agree on any press release or public statement with respect to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby and the ongoing business relationship among the parties. The parties hereto will not issue any such press release or make any such public statement without the prior written consent of the other party, except as may be required by law or any listing agreement with or requirement of the Nasdaq, the NYSE or any other applicable securities exchange, provided that the disclosing party shall, to the extent permitted by applicable law or any listing agreement with or requirement of the Nasdaq, the NYSE or any other applicable securities exchange, and if reasonably practicable, inform the other parties about the disclosure to be made pursuant to such requirements prior to the disclosure.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

CM SEVEN STAR ACQUISITION CORPORATION

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SHAREHOLDER VALUE FUND

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

RENREN INC.

By:
Name:
Title:

Schedule 1

FORM OF DEED OF ADHERENCE

THIS DEED is made the      day of       20[ ] by [ ] of [ ] (the “Permitted Transferee”) and is supplemental to the Investor Rights Agreement dated [ ], 2019 made between CM Seven Star Acquisition Corporation (the “Company”), Shareholder Value Fund and Renren Inc. (such agreement as amended, restated or supplemented from time to time, the “Investor Rights Agreement”).

WITNESSETH as follows:

The [Permitted Transferee] confirms that it has been provided with a copy of the Investor Rights Agreement and all amendments, restatements and supplements thereto and hereby covenants with each of the parties to the Investor Rights Agreement from time to time to observe, perform and be bound by all the terms and conditions of the Investor Rights Agreement which are capable of applying to the Permitted Transferee to the intent and effect that the Permitted Transferee shall be deemed as and with effect from the date hereof to be a party to the Investor Rights Agreement and to be subject to the obligations thereof.

The address and facsimile number at which notices are to be served on the Permitted Transferee under the Investor Rights Agreement and the person for whose attention notices are to be addressed are as follows:

[to insert contact details]

Words and expressions defined in the Investor Rights Agreement shall have the same meaning in this Deed. This Deed shall be governed by and construed in accordance with the laws of the State of New York.

This Deed shall take effect as a deed poll for the benefit of the Company, Renren Inc. and any other parties to the Investor Rights Agreement.

IN WITNESS whereof the Permitted Transferee has executed this Deed the day and year first above written.

THE COMMON SEAL of [   ].

was hereunto affixed	)

in the presence of:	)

(Director)

(Director/Secretary)

ANNEX C

FORM OF TRANSITIONAL AGREEMENTS

STRICTLY CONFIDENTIAL

TRANSITIONAL SERVICES AGREEMENT

Between

RENREN INC.

and

KAIXIN AUTO GROUP

Dated as of [   ], 2019

TABLE OF CONTENTS

Page

ARTICLE 1

DEFINITIONS

Section 1.1	Defined Terms	AC-2

ARTICLE 2

SERVICES

Section 2.1	Initial Services	AC-8
Section 2.2	Additional Services	AC-9
Section 2.3	Scope of Services	AC-9
Section 2.4	Limitation on Provision of Services	AC-9
Section 2.5	Standard of Performance; Standard of Care	AC-10
Section 2.6	Prices for Services	AC-11
Section 2.7	Changes in Services	AC-12
Section 2.8	Services Performed by Third Parties	AC-12
Section 2.9	Responsibility for Provider Personnel	AC-12
Section 2.10	Services Rendered as a Work-For-Hire; Return of Equipment; Internal Use; No Sale, Transfer, Assignment; Copies	AC-13
Section 2.11	Cooperation	AC-13

ARTICLE 3

CHARGES AND PAYMENT.

Section 3.1	Procedure	AC-13
Section 3.2	Late Payments	AC-13

ARTICLE 4

TERM AND TERMINATION.

Section 4.1	Termination Dates	AC-13
Section 4.2	Early Termination by the Recipient	AC-14
Section 4.3	Termination by the Provider	AC-14
Section 4.4	Effect of Termination of Services	AC-14
Section 4.5	Data Transmission	AC-15

This Transitional Services Agreement is dated as of [  ], 2019, by and between, Renren Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Renren”), [on behalf of itself and other members of Renren Group,] and Kaixin Auto Group, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Kaixin”)[, on behalf of itself and other members of Kaixin Group].

R E C I T A L S

WHEREAS, as of the date hereof, Renren owns 160,000,000 issued and outstanding Ordinary Shares of Kaixin, representing 100% of total number of Ordinary Shares of Kaixin on an as-converted basis;

WHEREAS, Renren and Kaixin have entered into a share exchange agreement (the “Exchange Agreement”) with CM Seven Star Acquisition Corp, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“CM Seven Star”), dated as of [  ], 2018;

WHEREAS, Kaixin is primarily in the business of (i) owning and operating car dealerships in China through its various subsidiaries; (ii) offering value added services, including insurance, extended warranties and after sales services to its customers through its various subsidiaries; (iii) developing, maintaining and operating technologies that support its operating platforms (including a mobile application used to browse for cars and purchase value added services, big data analytics for procurement and operational management and an auto dealership SaaS platform to enhance the management and operations of its car dealerships through its various subsidiaries; and (iv) provision of financing channels to customers and other in-network dealers through partnerships with one or more financial institutions through its various subsidiaries (the “Kaixin Business”);

WHEREAS, Renren[, CM Seven Star] and Kaixin have entered into that certain Master Transaction Agreement, dated as of [ ], 2019 (the “Master Transaction Agreement”), which sets forth and memorializes the principal arrangements between Renren and Kaixin regarding their relationship from and after the Closing Date, including the entering into of this Agreement; and

WHEREAS, the parties desire that members of Renren Group will continue to provide certain services to members of Kaixin Group and that members of Kaixin Group will also provide certain services to members of Renren Group, following the closing of the transactions contemplated by the Exchange Agreement (the “Closing,” and the date thereof the “Closing Date”);

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and undertakings contained herein and the transactions contemplated by the Master Transaction Agreement, the receipt and sufficiency of which are acknowledged, the parties hereby mutually agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1      Defined Terms. Capitalized terms used and not otherwise defined herein will have the meanings ascribed to such terms in the Master Transaction Agreement. Capitalized terms used in the Schedule but not otherwise defined therein, will have the meaning ascribed to such word in this Agreement. For purposes of this Agreement, the following words and phrases will have the following meanings:

“Actual Cost” has the meaning set forth in Section 2.6 of this Agreement.

“Additional Services” has the meaning set forth in Section 2.2 of this Agreement.

“Affiliate” of any Person means a Person that controls, is controlled by, or is under common control with such Person; provided that, under this Agreement, “Affiliate” of any member of Renren Group excludes members of Kaixin Group, and “Affiliate” of any member of Kaixin Group excludes members of Renren Group. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

“Agreement” means this Transitional Services Agreement, together with the Schedule hereto, as the same may be amended from time to time in accordance with the provisions hereof.

“Ancillary Agreements” means [any agreement between Renren[, CM Seven Star] and/or Kaixin including] the Master Transaction Agreement and Non-Competition Agreement.

“Claims” has the meaning set forth in Section 5.2(d) of this Agreement.

“Closing Date” has the meaning set forth in the recitals to this Agreement.

“CM Seven Star” has the meaning set forth in the recitals to this Agreement.

“CM Seven Star Proxy Statement” means the proxy statement on Schedule 14A of CM Seven Star relating to the Exchange Agreement and related transactions, filed with the Securities Exchange Commission on [  ], 2018.

“Dispute” has the meaning set forth in Section 5.1(a) of the Master Transaction Agreement.

“Force Majeure Event” has the meaning set forth in Section 2.4(a) of this Agreement.

“Governmental Authority” means any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

“Indemnitee” has the meaning set forth in Section 5.2(d) of this Agreement.

“Indemnitor” has the meaning set forth in Section 5.2(d) of this Agreement.

“Information” means information in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memoranda and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

“Initial Services” has the meaning set forth in Section 2.1 of this Agreement.

“Kaixin” has the meaning set forth in the preamble of this Agreement.

“Kaixin Business” has the meaning set forth in the recitals to this Agreement, as more completely described in the CM Seven Star Proxy Statement.

“Kaixin Group” means Kaixin and its subsidiaries and VIE.

“Law” means any law, statute, rule, regulation or other requirement imposed by a Governmental Authority.

“Master Transaction Agreement” has the meaning set forth in the recitals to this Agreement.

“Non-Competition Agreement” has the meaning set forth in Section 2.1 of the Master Transaction Agreement.

“Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

“PRC” means the People’s Republic of China, which, for purposes of this Agreement only, does not include the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan.

“Provider” means, with respect to any particular Service, the entity or entities identified on the Schedule as the party to provide such Service.

“Provider Personnel” has the meaning set forth in Section 2.9 of this Agreement.

“Recipient” means, with respect to any particular Service, the entity or entities identified on the Schedule as the party to receive such Service.

“Renren” has the meaning set forth in the preamble of this Agreement.

“Renren Group” means Renren and its subsidiaries and VIEs, other than the Kaixin Group.

“Review Meetings” has the meaning set forth in Section 2.11 of this Agreement.

“Schedule” has the meaning set forth in Section 2.1 of this Agreement.

“Service Period” means, with respect to any Service, the period commencing on the Closing Date and ending on the earlier of (i) the date the Recipient terminates the provision of such Service pursuant to Section 4.2, (ii) the date the Provider terminates the provision of such Service pursuant to Section 4.3, or (iii) the fifth anniversary of the Closing Date.

“Services” has the meaning set forth in Section 2.2 of this Agreement.

“System” means the software, hardware, data store or maintenance and support components or portions of such components of a set of information assets identified in a Schedule.

“Tax” means all forms of direct and indirect taxation or duties imposed, or required to be collected or withheld, including charges, together with any related interest, penalties or other additional amounts.

“Termination Fees” has the meaning set forth in Section 4.2 of this Agreement.

“U.S. GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

“VAT” means value added tax, goods and services tax and any sales, transfer, services, consumption, business, use or transaction tax.

“VIE” of any Person means any entity that controls, is controlled by, or is under common control with such Person and is deemed to be a variable interest entity consolidated with such Person for purposes of U.S. GAAP.

“Work Product” has the meaning set forth in Section 2.10 of this Agreement.

ARTICLE 2

SERVICES

Section 2.1      Initial Services. Except as otherwise provided herein, during the applicable Service Period, each Provider agrees to provide, or with respect to any service to be provided by an Affiliate of the Provider, to cause such Affiliate to provide, to the Recipient, or with respect to any service to be provided to an Affiliate of the Recipient, to such Affiliate, the services that have been provided by the Provider and/or its Affiliates to the Recipient or its Affiliate (the “Initial Services”), including but not limited to the services set forth on Schedule 1 (the “Schedule”) annexed hereto.

Section 2.2      Additional Services. From time to time during the applicable Service Period, the parties may identify additional services that the Provider will provide to the Recipient in accordance with the terms of this Agreement (the “Additional Services” and, together with the Initial Services, the “Services”). If the parties agree to add any Additional Services, the parties will mutually create a schedule or amend the existing Schedule for each such Additional Service setting forth the identities of the Provider and the Recipient, a description of such Service, the term during which such Service will be provided, the cost, if any, for such Service and any other provisions applicable thereto. In order to become a part of this Agreement, such amendment to the Schedule must be executed by a duly authorized representative of each party, at which time such Additional Service will, together with the Initial Services, be deemed to constitute a “Service” for the purposes hereof and will be subject to the terms and conditions of this Agreement. The parties may, but will not be required to, agree on Additional Services during the applicable Service Period. Notwithstanding anything to the contrary in the foregoing or anywhere else in this Agreement, any service actually performed by the Provider upon written or oral request by the Recipient in connection with this Agreement will be deemed to constitute a “Service” for the purposes of ARTICLE 3 and Section 5.2, but such “Service” will only be incorporated into this Agreement by an amendment as set forth in this Section 2.2 and Section 5.11. Notwithstanding the foregoing, neither party will have any obligation to agree to provide Additional Services.

Section 2.3      Scope of Services. Notwithstanding anything to the contrary herein, (i) neither the Provider nor any of its Affiliates will be required to perform or to cause to be performed any of the Services for the benefit of any third party or any other person other than the applicable Recipient or its Affiliates, and (ii) the Provider makes no warranties, express or implied, with respect to the Services, except as provided in Section 2.5.

Section 2.4      Limitation on Provision of Services.

(a)           In case performance of any terms or provisions hereof will be delayed or prevented, in whole or in part, because of, or related to, compliance with any Law, decree, request or order of any Governmental Authority, either local, state, federal or foreign, or because of riots, war, public disturbance, strike, labor dispute, fire explosion, storm, flood, acts of God, major breakdown or failure of transportation, manufacturing, distribution or storage facilities, or for any other reason which is not within the control of the party whose performance is interfered with and which by the exercise of reasonable diligence such party is unable to prevent (each, a “Force Majeure Event”), then upon prompt notice by the party so suffering to the other party, the party suffering will be excused from its obligations hereunder during the period such Force Majeure Event continues, and no liability will attach against either party on account thereof. No party will be excused from performance if such party fails to use reasonable diligence to remedy the situation and remove the cause and effect of the Force Majeure Event.

(b)           If the Provider is unable to provide a Service hereunder because it does not have the necessary assets because such asset was transferred from the Provider to the Recipient, the parties will determine a mutually acceptable arrangement to provide the necessary access to such asset and until such time as access is provided, the Provider’s failure to provide such Service will not be a breach of this Agreement.

(c)           Notwithstanding anything to the contrary contained herein, this Agreement will not constitute an agreement for the Provider to provide Services to the Recipient to the extent that the provision of any such Services would not be in compliance with applicable Laws.

Section 2.5      Standard of Performance; Standard of Care.

(a)           The Provider will use its commercially reasonable efforts to provide and cause its Affiliates to provide the Services in a manner which is substantially similar in nature, quality and timeliness to the services provided by the applicable Provider to the applicable Recipient immediately prior to the date hereof; provided, however, that nothing in this Agreement will require the Provider to prioritize or otherwise favor the Recipient over any third parties or any of the Provider’s or the Provider’s Affiliates’ business operations. The Recipient acknowledges that the Provider’s obligation to provide the Services is contingent upon the Recipient (A) providing in a timely manner all information, documentation, materials, resources and access requested by the Provider and (B) making timely decisions, approvals and acceptances and taking in a timely manner such other actions requested by the Provider, in each case that the Provider (in its reasonable business judgment) believes is necessary or desirable to enable the Provider to provide the Services; provided, however, that the Provider requests such approvals, information, materials or services with reasonable prior notice to the extent practicable. Notwithstanding anything to the contrary herein, the Provider shall not be responsible for any failure to provide any Service in the event that the Recipient has not fully complied with the immediately preceding sentence. The parties acknowledge and agree that nothing contained in the Schedule will be deemed to (A) increase or decrease the standard of care imposed on the Provider, (B) expand the scope of the Services to be provided as set forth in ARTICLE 2, except to the extent that the Schedule references a Service that was not provided immediately prior to the date hereof, or (C) limit Sections 5.1 and 5.2.

(b)           In providing the Services, except to the extent necessary to maintain the level of Service provided on the date hereof (or with respect to any Additional Service, the agreed-upon level), the Provider will not be obligated to: (A) hire any additional employees or (B) purchase, lease or license any additional equipment, software or other assets; and in no event will the Provider be obligated to (x) maintain the employment of any specific employee or (y) pay any costs related to the transfer or conversion of the Recipient’s data to the Provider or any alternate supplier of Services. Further, the Provider will have the right to designate which personnel it will assign to perform the Services, and it will have the right to remove and replace any such personnel at any time or designate any of its Affiliates or a third party provider at any time to perform the Services. At the Recipient’s request, the Provider will consult in good faith with the Recipient regarding the specific personnel to provide any particular Services; provided, however, that the Provider’s decision will control and be final and binding.

(c)           The Provider’s sole responsibility to the Recipient for errors or omissions committed by the Provider in performing the Services will be to correct such errors or omissions in the Services at no additional cost to the Recipient; provided, however, that the Recipient must promptly advise the Provider of any such error or omission of which it becomes aware after having used commercially reasonable efforts to detect any such errors or omissions.

(d)           The Parties and their respective Affiliates will use good faith efforts to cooperate with each other in connection with the performance of the Services hereunder, including producing on a timely basis all information that is reasonably requested with respect to the performance of Services; provided, however, that such cooperation not unreasonably disrupt the normal operations of the parties and their respective Affiliates; provided further, that the party requesting cooperation will pay all reasonable out-of-pocket costs and expenses incurred by the party furnishing cooperation, unless otherwise expressly provided in this Agreement or the Master Transaction Agreement. Such cooperation will include exchanging information, providing electronic access to systems used in connection with the Services and obtaining or granting all consents, licenses, sublicenses or approvals necessary to permit each party to perform its obligations hereunder. Notwithstanding anything in this Agreement to the contrary, the Recipient will be solely responsible for paying for the costs of obtaining such consents, licenses, sublicenses or approvals, including reasonable legal fees and expenses. Either party providing electronic access to systems used in connection with Services may limit the scope of access to the applicable requirements of the relevant matter through any reasonable means available, and any such access will be subject to the terms of Section 5.8. The exchange of information or records (in any format, electronic or otherwise) related to the provision of Services under this Agreement will be made to the extent that (A) such records/information exist and are created in the ordinary course, (B) do not involve the incurrence of any material expense, and (C) are reasonably necessary for any such party to comply with its obligations hereunder or under applicable Law. Subject to the foregoing terms, the parties will cooperate with each other in making information available as needed in the event of a Tax audit or in connection with statutory or governmental compliance issues, whether in the PRC or any other country; provided, however, that the provision of such information will be without representation or warranty as to the accuracy or completeness of such information. For the avoidance of doubt, and without limiting any privilege or protection that now or hereafter may be shared by the Provider and the Recipient, neither party will be required to provide any document if the party who would provide such document reasonably believes that so doing would waive any privilege or protection (e.g., attorney-client privilege) applicable to such document.

(e)           If the Provider reasonably believes it is unable to provide any Service because of a failure to obtain necessary consents (e.g., third-party approvals or instructions or approvals from the Recipient required in the ordinary course of providing a Service), licenses, sublicenses or approvals contemplated by Section 2.5(d), such failure shall not constitute a breach hereof by the Provider and the parties will cooperate to determine the best alternative approach; provided, however, that in no event will the Provider be required to provide such Service until an alternative approach reasonably satisfactory to the Provider is found or the consents, licenses, sublicenses or approvals have been obtained.

Section 2.6      Prices for Services. Services provided to any Recipient pursuant to the terms of this Agreement will be charged at the prices set forth for such Service on the Schedule. At the end of each twelve (12) months during the Service Period, the Provider will review the charges, costs and expenses actually incurred by the Provider in providing any Service (collectively, “Actual Cost”) during the previous twelve (12) months. In the event the Provider determines that the Actual Cost for any service materially differs from the aggregate costs charged to Recipient for that Service for that period, the Provider will deliver to Recipient documentation for such Actual Cost and the parties will renegotiate in good faith to adjust the appropriate costs charged to the Recipient prospectively.

Section 2.7      Changes in Services. The parties agree and acknowledge that any Provider may make changes from time to time in the manner of performing the applicable Services if such Provider is making similar changes in performing similar services for itself, its Affiliates or other third parties, if any, and if such Provider furnishes to the Recipient substantially the same notice (in content and timing) as such Provider provides to its Affiliates or other third parties, if any, respecting such changes. In addition, and without limiting the immediately preceding sentence in any way, and notwithstanding any provision of this Agreement to the contrary, such Provider may make any of the following changes without obtaining the prior consent of the Recipient: (i) changes to the process of performing a particular Service that do not adversely affect the benefits to the Recipient of such Provider’s provision or quality of such Service in any material respect or materially increase the charge for such Service; (ii) emergency changes on a temporary and short-term basis; and (iii) changes to a particular Service in order to comply with applicable Law or regulatory requirements.

Section 2.8      Services Performed by Third Parties. Nothing in this Agreement will prevent the Provider from using its Affiliates or third parties to perform all or any part of a Service hereunder. The Provider will remain fully responsible for the performance of its obligations under this Agreement in accordance with its terms, including any obligations it performs through its Affiliates or third parties, and the Provider will be solely responsible for payments due any such Affiliates or third parties.

Section 2.9      Responsibility for Provider Personnel. All personnel employed, engaged or otherwise furnished by the Provider in connection with its rendering of the Services will be the Provider’s employees, agents or subcontractors, as the case may be (collectively, “Provider Personnel”). The Provider will have the sole and exclusive responsibility for Provider Personnel, will supervise Provider Personnel and will cause Provider Personnel to cooperate with the Recipient in performing the Services in accordance with the terms and conditions of Section 2.5. The Provider will pay and be responsible for the payment of any and all premiums, contributions and taxes for workers’ compensation insurance, unemployment compensation, disability insurance, and all similar provisions now or hereafter imposed by any Governmental Authority with respect to, or measured by, wages, salaries or other compensation paid, or to be paid, by the Provider to Provider Personnel.

Section 2.10    Services Rendered as a Work-For-Hire; Return of Equipment; Internal Use; No Sale, Transfer, Assignment; Copies. All materials, software, tools, data, inventions, works of authorship, documentation, and other innovations of any kind, including any improvements or modifications to the Provider’s proprietary computer software programs and related materials, that the Provider, or personnel working for or through the Provider, may make, conceive, develop or reduce to practice, alone or jointly with others, in the course of performing Services or as a result of such Services, whether or not eligible for patent, copyright, trademark, trade secret or other legal protection (collectively the “Work Product”), as between the Provider and the Recipient, will be solely owned by the Provider. Upon the termination of any of the Services, (i) the Recipient will return to the Provider, as soon as practicable, any equipment or other property of the Provider relating to such terminated Services which is owned or leased by the Provider and is, or was, in the Recipient’s possession or control; and (ii) the Provider will transfer to the Recipient, as soon as practicable, any and all supporting, back-up or organizational data or information of the Recipient used in supplying the Service to the Recipient. In addition, the parties will use good-faith efforts at the termination of this Agreement or any specific Service provided hereunder, to ensure that all user identifications and passwords related thereto, if any, are canceled, and that any other data (as well as any and all back-up of that data) pertaining solely to the other party and related to such Service will be returned to such other party and deleted or removed from the applicable computer systems. All systems, procedures and related materials provided to the Recipient are for the Recipient’s internal use only and only as related to the Services or any of the underlying Systems used to provide the Services, and unless the Provider gives its prior written consent in each and every instance (in its sole discretion), the Recipient may not sell, transfer, assign or otherwise use the Services provided hereunder, in whole or in part, for the benefit of any person other than an Affiliate of the Recipient. The Recipient will not copy, modify, reverse engineer, decompile or in any way alter Systems without the Provider’s express written consent (in its sole discretion).

Section 2.11    Cooperation. Each party will designate in writing to the other party one (1) representative to act as a contact person with respect to all issues relating to the provision of the Services pursuant to this Agreement. Such representatives will hold review meetings by telephone or in person, as mutually agreed upon, approximately once every quarter to discuss issues relating to the provision of the Services under this Agreement (“Review Meetings”). In the Review Meetings such representatives will be responsible for (A) discussing any problems identified relating to the provision of Services and, to the extent changes are agreed upon, implementing such changes and (B) providing notice that any Service has since the prior Review Meeting for the first time exceeded, or is anticipated to exceed, the usual and customary volume for such Service as described in the Schedule.

ARTICLE 3

CHARGES AND PAYMENT.

Section 3.1      Procedure. Charges for the Services will be charged to and payable by the Recipient. Amounts payable pursuant to the terms of this Agreement will be paid to the Provider on a quarterly basis.

Section 3.2      Late Payments. Charges not paid within [twenty-five (25)] days after the date when payable will bear interest at the rate of [0.75%] per month for the period commencing on the due date and ending on the date that is [twenty-five (25)] days after such due date, and thereafter at the rate of [1.5%] per month until the date payment is received in full by the Provider.

ARTICLE 4

TERM AND TERMINATION.

Section 4.1      Termination Dates. Unless otherwise terminated pursuant to this ARTICLE 4, this Agreement will terminate with respect to any Service at the close of business on the last day of the Service Period for such Service, unless the parties have agreed in writing to an extension of the Service Period.

Section 4.2      Early Termination by the Recipient. As provided in the Schedule (regarding the required number of days for written notice), the Recipient may terminate this Agreement with respect to either all or any one or more of the Services, at any time and from time to time (except in the event such termination will constitute a breach by Provider of a third party agreement related to providing such Services), by giving the required written notice to the Provider of such termination (each, a “Termination Notice”). Early termination by the Recipient will obligate the Recipient to pay to the Provider a termination fee equal to the direct costs incurred by the Provider and/or its Affiliates in connection with their provision of Services at the time of the early termination (the “Termination Fees”). Unless provided otherwise in the Schedule, all Services of the same type must be terminated simultaneously. As soon as reasonably practicable after its receipt of a Termination Notice, the Provider will advise the Recipient as to whether early termination of such Services will require the termination or partial termination, or otherwise affect the provision of, certain other Services. If this will be the case, the Recipient may withdraw its Termination Notice within [ten (10)] days. If the Recipient does not withdraw the Termination Notice within such period, such termination will be final and the Recipient will be deemed to have agreed to the termination, partial termination or affected provision of such other Services and to pay the Termination Fees.

Section 4.3     Termination by the Provider. The Provider may terminate this Agreement with respect to either all or any one or more of the Services, at any time and from time to time, by giving the required written notice to the Recipient of such termination, if (i) members of the Renren Group no longer collectively control at least [twenty percent (20%)] of the voting power of the then outstanding securities of CM Seven Star, or (ii) Renren, collectively with the other members of the Renren Group, ceases to be the largest beneficial owner of the then outstanding voting securities of CM Seven Star (for purposes of this clause (ii), without considering holdings of institutional investors that have acquired CM Seven Star securities in the ordinary course of their business and not with a purpose nor with the effect of changing or influencing the control of CM Seven Star). Additionally, the Provider may terminate this Agreement by giving written notice of such termination to the Recipient, if the Recipient breaches any material provision of this Agreement (including a failure to timely pay an invoiced amount); provided, however, that the Recipient will have thirty (30) days after receiving such written notice to cure any breach which is curable before the termination becomes effective.

Section 4.4      Effect of Termination of Services. In the event of any termination with respect to one or more, but less than all, of the Services, this Agreement will continue in full force and effect with respect to any Services not so terminated. Upon the termination of any or all of the Services, the Provider will cease, or cause its applicable Affiliates or third-party providers to cease, providing the terminated Services. Upon each such termination, the Recipient will promptly (i) pay to the Provider all fees accrued through the effective date of the Termination Notice, and (ii) reimburse the Provider for the termination costs actually incurred by the Provider resulting from the Recipient’s early termination of such Services, if any, including those costs owed to third-party providers, but excluding costs related to the termination of any particular Provider employees in connection with such termination of Services (including wrongful termination claims) unless the Recipient was notified in writing that such particular employees were being engaged in order for the Provider to provide such Services.

Section 4.5      Data Transmission. In connection with the termination of a particular Service, on or prior to the last day of each relevant Service Period, the Provider will cooperate fully and will cause its Affiliates to cooperate fully to support any transfer of data concerning the relevant Services to the applicable Recipient. If requested by the Recipient in connection with the prior sentence, the Provider will deliver and will cause its Affiliates to deliver to the applicable Recipient, within such time periods as the parties may reasonably agree, all records, data, files and other information received or computed for the benefit of such Recipient during the Service Period, in electronic and/or hard copy form; provided, however, that (i) the Provider will not have any obligation to provide or cause to provide data in any non-standard format and (ii) if the Provider, in its sole discretion, upon request of the Recipient, chooses to provide data in any non-standard format, the Provider and its Affiliates will be reimbursed for their reasonable out-of-pocket costs for providing data electronically in any format other than its standard format, unless expressly provided otherwise in the Schedule.

ARTICLE 5

MISCELLANEOUS.

Section 5.1      DISCLAIMER OF WARRANTIES. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE PROVIDER MAKES NO AND DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT, WITH RESPECT TO THE SERVICES, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE QUALITY, SUITABILITY OR ADEQUACY OF THE SERVICES FOR ANY PURPOSE OR USE.

Section 5.2      Limitation of Liability; Indemnification

(a)           Each party acknowledges and agrees that the obligations of the other party hereunder are exclusively the obligations of such other party and are not guaranteed directly or indirectly by such other party’s shareholders, members, managers, officers, directors, agents or any other person. Except as otherwise specifically set forth in the Master Transaction Agreement, and subject to the terms of this Agreement, each party will look only to the other party and not to any manager, director, officer, employee or agent for satisfaction of any claims, demands or causes of action for damages, injuries or losses sustained by any party as a result of the other party’s action or inaction.

(b)           Notwithstanding (A) the Provider’s agreement to perform the Services in accordance with the provisions hereof, or (B) any term or provision of the Schedule to the contrary, the Recipient acknowledges that performance by the Provider of the Services pursuant to this Agreement will not subject the Provider, any of its Affiliates or their respective members, shareholders, managers, directors, officers, employees or agents to any liability whatsoever, except as directly caused by the gross negligence or willful misconduct on the part of the Provider or any of its members, shareholders, managers, directors, officers, employees and agents; provided, however, that the Provider’s liability as a result of such gross negligence or willful misconduct will be limited to an amount not to exceed the lesser of (i) the price paid for the particular Service, (ii) the Recipient’s or its Affiliate’s cost of performing the Service itself during the remainder of the applicable Service Period or (iii) the Recipient’s cost of obtaining the Service from a third party during the remainder of the applicable Service Period; provided further that the Recipient and its Affiliates will exercise their commercially reasonable efforts to minimize the cost of any such alternatives to the Services by selecting the most cost effective alternatives which provide the functional equivalent of the Services replaced.

(c)           NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL EITHER PARTY OR ITS RESPECTIVE AFFILIATES BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, COLLATERAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS SUFFERED BY THE OTHER PARTY OR ITS AFFILIATES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, IN CONNECTION WITH ANY DAMAGES ARISING HEREUNDER; PROVIDED, HOWEVER, THAT TO THE EXTENT EITHER PARTY OR ITS RESPECTIVE AFFILIATES IS REQUIRED TO PAY (A) ANY AMOUNT ARISING OUT OF THE INDEMNITY SET FORTH IN Section 5.2(b) AND (B) ANY SPECIAL, INCIDENTAL, INDIRECT, COLLATERAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS TO A THIRD PARTY WHO IS NOT AN AFFILIATE OF EITHER PARTY, IN EACH CASE IN CONNECTION WITH A THIRD-PARTY CLAIM, SUCH DAMAGES WILL CONSTITUTE DIRECT DAMAGES OF THE INDEMNIFIED PARTY AND WILL NOT BE SUBJECT TO THE LIMITATION SET FORTH IN THIS Section 5.2(c).

(d)           [The Recipient agrees to indemnify and hold harmless the Provider, the Provider or its Affiliates and their respective members, shareholders, managers, directors, officers, employees and agents with respect to any claims or liabilities (including reasonable attorneys’ fees) (“Claims”), which may be asserted or imposed against the Provider or such persons by a third party who is not an affiliate of either party, as a result of (A) the provision of the Services pursuant to this Agreement, or (B) the material breach by the Recipient of a third-party agreement that causes or constitutes a material breach of such agreement by the Provider, except (with respect to both of the foregoing) for any claims which are directly caused by the gross negligence or willful misconduct of the Provider or such persons. Each party as indemnitee (“Indemnitee”) will give the other party as indemnitor (“Indemnitor”) prompt written notice of any Claims. If Indemnitor does not notify Indemnitee within a reasonable period after Indemnitor’s receipt of notice of any Claim that Indemnitor is assuming the defense of Indemnitee, then until such defense is assumed by Indemnitor, Indemnitee shall have the right to defend, contest, settle or compromise such Claim in the exercise of its reasonable judgment and all costs and expenses of such defense, contest, settlement or compromise (including reasonable outside attorneys’ fees and expenses) will be reimbursed to Indemnitee by Indemnitor. Upon assumption of the defense of any such Claim, Indemnitor will, at its own cost and expense, select legal counsel, conduct and control the defense and settlement of any suit or action which is covered by Indemnitor’s indemnity. Indemnitee shall render all cooperation and assistance reasonably requested by the Indemnitor and Indemnitor will keep Indemnitee fully apprised of the status of any Claim. Notwithstanding the foregoing, Indemnitee may, at its election and sole expense, be represented in such action by separate counsel and Indemnitee may, at its election and sole expense, assume the defense of any such action, if Indemnitee hereby waives Indemnitor’s indemnity hereunder. Unless Indemnitee waives the indemnity hereunder, in no event shall Indemnitee, as part of the settlement of any claim or proceeding covered by this indemnity or otherwise, stipulate to, admit or acknowledge any liability or wrongdoing (whether in contract, tort or otherwise) of any issue which may be covered by this indemnity without the consent of the Indemnitor (such consent not to be unreasonably withheld or delayed).]

Section 5.3      Compliance with Law and Governmental Regulations. The Recipient will be solely responsible for (i) compliance with all Laws affecting its business and (ii) any use the Recipient may make of the Services to assist it in complying with such Laws. Without limiting any other provisions of this Agreement, the parties agree and acknowledge that neither party has any responsibility or liability for advising the other party with respect to, or ensuring the other party’s compliance with, any public disclosure, compliance or reporting obligations of such other party (including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act of 2002 and rules and regulations promulgated under such Acts or any successor provisions), regardless of whether any failure to comply results from information provided hereunder.

Section 5.4      No Partnership or Joint Venture; Independent Contractor. Nothing contained in this Agreement will constitute or be construed to be or create a partnership or joint venture between the parties or any of their respective Affiliates, successors or assigns. The parties understand and agree that this Agreement does not make either of them an agent or legal representative of the other for any purpose whatsoever. No party is granted, by this Agreement or otherwise, any right or authority to assume or create any obligation or responsibilities, express or implied, on behalf of or in the name of any other party, or to bind any other party in any manner whatsoever. The parties expressly acknowledge that the Provider is an independent contractor with respect to the Recipient in all respects, including with respect to the provision of the Services.

Section 5.5      Non-Exclusivity. The Provider and its Affiliates may provide services of a nature similar to the Services to any other Person. There is no obligation for the Provider to provide the Services to the Recipient on an exclusive basis.

Section 5.6      Expenses. Except as otherwise provided herein, each party will pay its own expenses incident to the negotiation, preparation and performance of this Agreement, including the fees, expenses and disbursements of their respective investment bankers, accountants and counsel.

Section 5.7      Further Assurances. From time to time, each party will use its commercially reasonable efforts to take or cause to be taken, at the cost and expense of the requesting party, such further actions as may be reasonably necessary to consummate or implement the transactions contemplated hereby or to evidence such matters.

Section 5.8      Confidentiality.

(a)           Subject to Section 5.8(c), each party, on behalf of itself and its respective Affiliates, agrees to hold, and to cause its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives to hold, in strict confidence, with at least the same degree of care that applies to such party’s confidential and proprietary information pursuant to policies in effect as of the date hereof, all Information concerning the other party and its Affiliates that is either in its possession (including Information in its possession prior to the date hereof) or furnished by the other party, its Affiliates or their respective directors, officers, managers, employees, agents, accountants, counsel and other advisors and representatives at any time pursuant to this Agreement or otherwise, and will not use any such Information other than for such purposes as will be expressly permitted hereunder or thereunder, except, in each case, to the extent that such Information has been (i) in the public domain through no fault of such party or its Affiliates or any of their respective directors, officers, managers, employees, agents, accountants, counsel and other advisors and representatives, (ii) later lawfully acquired from other sources by such party (or its Affiliates) which sources are not themselves bound by a confidentiality obligation, or (iii) independently generated without reference or prior access to any proprietary or confidential Information of the other party.

(b)           Each party agrees not to release or disclose, or permit to be released or disclosed, any Information of the other party or its Affiliates to any other Person, except its directors, officers, employees, agents, accountants, counsel and other advisors and representatives who need to know such Information (who will be advised of their obligations hereunder with respect to such Information), except in compliance with Section 5.8(c); provided, however, that any Information may be disclosed to third parties (who will be advised of their obligation hereunder with respect to such Information) retained by the Provider as the Provider reasonably deems necessary to perform the Services.

(c)           In the event that any party or any of its Affiliates either determines on the advice of its counsel that it is required to disclose any Information pursuant to applicable Law (including pursuant to any rule or regulation of any Governmental Authority) or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information of any other party (or of the other party’s Affiliates) that is subject to the confidentiality provisions hereof, such party will notify the other party prior to disclosing or providing such Information and will cooperate at the expense of such other party in seeking any reasonable protective arrangements (including by seeking confidential treatment of such Information) requested or required by such other party. Subject to the foregoing, the person that received such a request or determined that it is required to disclose Information may thereafter disclose or provide Information to the extent required by such Law (as so advised by counsel) or by lawful process or such Governmental Authority; provided, however, that such Person provides the other party upon request with a copy of the Information so disclosed.

Section 5.9      Headings. The Section and paragraph headings contained in this Agreement or in the Schedule hereto and in the table of contents to this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

Section 5.10    Interpretation. For all purposes of this Agreement and the Schedule delivered pursuant to this Agreement: (i) the terms defined in Section 1.1 have the meanings assigned to them in Section 1.1 and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned under U.S. GAAP; (iii) all references in this Agreement to designated “Sections”, “Schedule” and other subdivisions are to the designated Sections, Schedule and other subdivisions of the body of this Agreement; (iv) pronouns of either gender or neuter will include, as appropriate, the other pronoun forms; (v) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; (vi) “or” is not exclusive; (vii) “including” and “includes” will be deemed to be followed by “but not limited to” and “but is not limited to”, respectively; (viii) “party” or “parties” refer to a party or parties to this Agreement unless otherwise indicated; (ix) any definition of, or reference to, any law, agreement, instrument or other document herein will be construed as referring to such law, agreement, instrument or other document as from time to time amended, supplemented or otherwise modified; and (x) any definition of, or reference to, any statute will be construed as referring also to any rules and regulations promulgated thereunder.

Section 5.11    Amendments. This Agreement (including the Schedule) may not be amended except by an instrument in writing executed by a duly authorized representative of each party. By an instrument in writing, the Provider, on the one hand, or the Recipient, on the other hand, may waive compliance by the other with any term or provision of this Agreement (including the Schedule) that such other party was or is obligated to comply with or perform. Any such waiver will only be effective in the specific instance and for the specific and limited purpose for which it was given and will not be deemed a waiver of any other provision of this Agreement (including the Schedule) or of the same breach or default upon any recurrence thereof. No failure on the part of any party to exercise and no delay in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

Section 5.12    Inconsistency. Neither the making nor the acceptance of this Agreement will enlarge, restrict or otherwise modify the terms of the Master Transaction Agreement or constitute a waiver or release by any party of any liabilities, obligations or commitments imposed upon them by the terms of the Master Transaction Agreement, including the representations, warranties, covenants, agreements and other provisions of the Master Transaction Agreement. In the event of any conflict between the terms of this Agreement (including the Schedule), on the one hand, and the terms of the Master Transaction Agreement, on the other hand, with respect to the subject matters of this Agreement, the terms of this Agreement will control. In the event of any inconsistency between the terms of this Agreement, on the one hand, and any of the Schedule, on the other hand, the terms of this Agreement (other than charges for Services) will control.

Section 5.13    Notices. Notices, offers, requests or other communications required or permitted to be given by a party pursuant to the terms of this Agreement shall be given in writing to the other party to the following addresses:

if to Renren:

5/F, North Wing

18 Jiuxianqiao Middle Road, Chaoyang District

Beijing 100016

People’s Republic of China

Attention: James Jian Liu

Email: james.liu@renren-inc.com

if to Kaixin:

5/F, North Wing

18 Jiuxianqiao Middle Road, Chaoyang District

Beijing 100016

People’s Republic of China

Attention: Thomas Jintao Ren

Email: jintao.ren@renren-inc.com

or to such other address, facsimile number or email address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance or termination shall be sent by hand delivery or recognized overnight courier. All other notices may also be sent by facsimile or email, confirmed by mail. All notices shall be deemed to have been given when received, if hand delivered; when transmitted, if transmitted by facsimile or email; upon confirmation of delivery, if sent by recognized overnight courier; and upon receipt if mailed.

Section 5.14    Assignment; No Third-Party Beneficiaries. Neither this Agreement nor any of the rights and obligations of the parties may be assigned by any party without the prior written consent of the other party, except that (i) the Recipient may assign its rights under this Agreement to any Affiliate or Affiliates of the Recipient without the prior written consent of the Provider, (ii) the Provider may assign any rights and obligations hereunder to (A) any Affiliate or Affiliates of the Provider capable of providing such Services hereunder or (B) third parties to the extent such third parties are routinely used to provide the Services to Affiliates and businesses of the Provider, in either case without the prior written consent of the Recipient, and (iii) an assignment by operation of Law in connection with a merger or consolidation will not require the consent of the other party. Notwithstanding the foregoing, each party will remain liable for all of its respective obligations under this Agreement. Subject to the first sentence of this Section 5.14, this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns and no other person will have any right, obligation or benefit hereunder. Any attempted assignment or transfer in violation of this Section 5.14 will be void.

Section 5.15    Entire Agreement. This Agreement, the Ancillary Agreements, the Schedule and appendices hereto and thereto contain the entire agreement between the parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter and there are no agreements or understandings between the parties with respect to such subject matter other than those set forth or referred to herein or therein.

Section 5.16    Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means will be effective as delivery of a manually executed counterpart of this Agreement.

Section 5.17    Severability. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable Law or public policy, all other conditions and provisions of this Agreement will nonetheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the fullest extent possible.

Section 5.18    Incorporation by Reference. The Schedule to this Agreement is incorporated herein by reference and made a part of this Agreement as if set forth in full herein.

Section 5.19    Governing Law and Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, U.S.A. [Subject to Section 5.1 of the Master Transaction Agreement, each of the parties hereby submits unconditionally to the jurisdiction of, and agrees that venue shall lie exclusively in, the federal and state courts located in the City of New York for purposes of the resolution of any disputes arising under this Agreement.]

[Signature pages follow]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first written above.

Renren Inc.

Name:
Title:

Kaixin Auto Group

Name:
Title:

SCHEDULE 1

SERVICES

CONFIDENTIAL

MASTER TRANSACTION AGREEMENT

Between

RENREN INC.,

[CM SEVEN STAR ACQUISITION CORPORATION]

And

KAIXIN AUTO GROUP

Dated as of [     ], 2019

TABLE OF CONTENTS

Page

ARTICLE 1

DEFINITIONS

Section 1.1	Defined Terms	AC-29

ARTICLE 2

DOCUMENTS AND ITEMS DELIVERED PRIOR TO THE CLOSING DATE

Section 2.1	Documents to be delivered by Renren	AC-33
Section 2.2	Documents to be delivered by Kaixin	AC-33

ARTICLE 3

COVENANTS AND OTHER MATTERS

Section 3.1	Existing Contractual Arrangements	AC-33
Section 3.2	Other Agreements and Instruments	AC-34
Section 3.3	Further Instruments	AC-34
Section 3.4	Agreement on Exchange of Information	AC-35
Section 3.5	Agreement on Share of Information and Data	AC-37
Section 3.6	Auditors and Audits; Financial Statements; Accounting Matters	AC-37
Section 3.7	Confidentiality	AC-41
Section 3.8	Privileged Matters	AC-43
Section 3.9	Future Litigation and Other Proceedings	AC-44
Section 3.10	Mail and other Communications	AC-45
Section 3.11	Other Inter-Company Services Agreements	AC-45
Section 3.12	Payment of Expenses	AC-45
Section 3.13	Employees	AC-46
Section 3.14	Leased Premises	AC-46
Section 3.15	Intercompany Loan	AC-46

ARTICLE 4

MUTUAL RELEASES; INDEMNIFICATION

Section 4.1	Release of Claims	AC-47

This Master Transaction Agreement is dated as of [ ], 2019, by and among Renren Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Renren”), [on behalf of itself and other members of Renren Group,] [CM Seven Star Acquisition Corporation, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“CM Seven Star”),] and Kaixin Auto Group, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Kaixin”) [,on behalf of itself and other members of Kaixin Group] (each of Renren[, CM Seven Star] and Kaixin a “Party” and, together, the “Parties”).

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in ARTICLE 1 hereof.

R E C I T A L S

WHEREAS, as of the date hereof, Renren owns 160,000,000 issued and outstanding Ordinary Shares of Kaixin, representing 100% of total number of Ordinary Shares of Kaixin on an as-converted basis;

WHEREAS, Kaixin is primarily in the business of (i) owning and operating car dealerships in China through its various subsidiaries; (ii) offering value added services, including insurance, extended warranties and after sales services to its customers through its various subsidiaries; (iii) developing, maintaining and operating technologies that support its operating platforms (including a mobile application used to browse for cars and purchase value added services, big data analytics for procurement and operational management and an auto dealership SaaS platform to enhance the management and operations of its car dealerships through its various subsidiaries; and (iv) provision of financing channels to customers and other in-network dealers through partnerships with one or more financial institutions through its various subsidiaries (the “Kaixin Business”);

[WHEREAS, prior to the date hereof, all of the then existing assets and liabilities in connection with the Kaixin Business have already been transferred to or assumed by the Kaixin Group;]

WHEREAS, Renren and Kaixin have entered into a share exchange agreement (the “Exchange Agreement”) with CM Seven Star, dated as of [  ], 2018; and

WHEREAS, pursuant to the Exchange Agreement, [Renren is to obtain [  ] [Preferred Voting Shares, par value US$0.0001 per share and] [ ] ordinary shares of CM Seven Star, par value US$0.0001 per share, subject to the terms and conditions thereof;

WHEREAS, the Parties intend in this Agreement to set forth and memorialize the principal arrangements between Renren and Kaixin regarding the relationship of the Parties following the closing of the transactions contemplated by the Exchange Agreement (the “Closing,” and the date thereof the “Closing Date”);

NOW, THEREFORE, in consideration of the mutual agreements, covenants and provisions contained in this Agreement, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Defined Terms. The following capitalized terms have the meanings given to them in this Section 1.1:

“Action” means any demand, action, suit, countersuit, claim, counterclaim, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority or any arbitration or mediation tribunal.

“Affiliate” of any Person means a Person that controls, is controlled by, or is under common control with such Person; provided that, under this Agreement, “Affiliate” of any member of Renren Group excludes members of Kaixin Group, and “Affiliate” of any member of Kaixin Group excludes members of Renren Group. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

“Agreement” means this Master Transaction Agreement, together with the Schedules and Exhibits hereto, as the same may be amended from time to time in accordance with the provisions hereof.

“Closing Date” has the meaning set forth in the recitals to this Agreement.

“CM Seven Star” has the meaning set forth in the preamble to this Agreement.

“CM Seven Star Proxy Statement” means the proxy statement on Schedule 14A of CM Seven Star relating to the Exchange Agreement and related transactions, filed with the Securities Exchange Commission on [  ], 2018.

“Confidential Business Information” has the meaning set forth in Section 3.7(a)(iii) of this Agreement.

“Confidential Information” has the meaning set forth in Section 3.7(a)(i) of this Agreement.

“Confidential Technical Information” has the meaning set forth in Section 3.7(a)(ii) of this Agreement.

“Contract” means any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.

“Control Ending Date” means the first date upon which members of the Renren Group no longer collectively control at least [twenty percent] ([20]%) of the voting power of the then outstanding securities of CM Seven Star.

“Direct Costs” has the meaning set forth in Section 3.11 of this Agreement.

“Dispute” has the meaning set forth in Section 5.1(a) of this Agreement.

“Dispute Resolution Commencement Date” has the meaning set forth in Section 5.1(a) of this Agreement.

“Employees Transferred to Kaixin” has the meaning set forth in Section 3.13.

“Employees Transferred to Renren” has the meaning set forth in Section 3.13.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Agreement” has the meaning set forth in the recital to this Agreement.

“Existing Agreements” has the meaning set forth in Section 3.1(a).

“Governmental Authority” shall mean any national, state or local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

“Indemnifying Party” means any party which may be obligated to provide indemnification to an Indemnitee pursuant to Section 4.2 or Section 4.3 hereof or any other section of this Agreement or any Inter-Company Agreement.

“Indemnitee” means any party which may be entitled to indemnification from an Indemnifying Party pursuant to ARTICLE 4 hereof or any other section of this Agreement or any Inter-Company Agreement.

“Indirect Costs” has the meaning set forth in Section 3.11 of this Agreement.

“Information” means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

“Inter-Company Agreements” means the Transitional Services Agreement and Non-Competition Agreement.

“Kaixin” has the meaning set forth in the preamble to this Agreement.

“[Kaixin’s/CM Seven Star’s Auditors]” has the meaning set forth in Section 3.6(a)(i) of this Agreement.

“Kaixin Balance Sheet” means Kaixin’s unaudited consolidated balance sheet as of the end of the most recently completed fiscal quarter prior to the Closing Date.

“Kaixin Business” has the meaning set forth in the recitals to this Agreement, as more completely described in the CM Seven Star Proxy Statement.

“Kaixin Group” means Kaixin and its subsidiaries and VIEs.

“Kaixin Indemnitees” means any member of the Kaixin Group and each of their respective directors, officers and employees.

“Kaixin Liabilities” means (without duplication) the following Liabilities:

(i)          all Liabilities reflected in the Kaixin Balance Sheet;

(ii)         all Liabilities that should have been reflected in the Kaixin Balance Sheet but are not reflected in the Kaixin Balance Sheet due to mistake or unintentional omission;

(iii)        all Liabilities, whether arising before, on or after the Closing Date, that relate to, arise or result from: (1) the operation of the Kaixin Business or (2) the operation of any business conducted by the Kaixin Group at any time after the Closing Date; and

(iv)        Liabilities of the Kaixin Group under this Agreement or any of the Inter-Company Agreements.

“Liabilities” means all debts, liabilities, guarantees, assurances, commitments and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including, without limitation, whether arising out of any Contract or tort based on negligence or strict liability) and whether or not the same would be required by U.S. GAAP to be reflected in financial statements or disclosed in the notes thereto.

“Loss” and “Losses” mean any and all damages, losses, deficiencies, Liabilities, obligations, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses (including, without limitation, the costs and expenses of any and all Actions and demands, assessments, judgments, settlements and compromises relating thereto and the reasonable costs and expenses of attorneys’, accountants’, consultants’ and other professionals’ fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder), but excluding punitive damages (other than punitive damages awarded to any third party against an indemnified party).

“Non-Competition Agreement” has the meaning set forth in Section 2.1 of this Agreement.

“Ordinary Shares” means the ordinary shares of Kaixin, par value $0.0001 per share.

“Party” or “Parties” has the meaning set forth in the preamble of this Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Premises Lease” has the meaning set forth in Section 4.13(a) of this Agreement.

“Privileged Information” has the meaning set forth in Section 3.8(a) of this Agreement.

“Privileges” has the meaning set forth in Section 3.8(a) of this Agreement.

“Renren” has the meaning set forth in the preamble to this Agreement.

“Renren’s Auditors” has the meaning set forth in Section 3.6(a)(i) of this Agreement.

“Renren Business” means any business that is conducted by the Renren Group and described in its periodic filings with the SEC, other than the Kaixin Business.

“Renren Group” means Renren and its subsidiaries and VIEs, other than the Kaixin Group.

“Renren Indemnitees” means the Renren Group (excluding the Kaixin Group) and each of their respective directors, officers and employees.

“Renren Liabilities” means (without duplication) the following Liabilities:

(i)         all Liabilities, whether arising before, on or after the Closing Date, that relate to, arise or result from the operation of the Renren Business, other than Kaixin Liabilities; and

(ii)        Liabilities of the Renren Group under this Agreement or any of the Inter-Company Agreements.

“Rule 10A-3(b)(2)” means Rule 10A-3(b)(2) (or any successor rule to similar effect) promulgated under the Exchange Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Third Party Claim” has the meaning set forth in Section 4.4(a) of this Agreement.

“Transitional Services Agreement” has the meaning set forth in Section 2.1 of this Agreement.

“U.S. GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

“VIE” of any Person means any entity that controls, is controlled by, or is under common control with such Person and is deemed to be a variable interest entity consolidated with such Person for purposes of U.S. GAAP. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

ARTICLE 2

DOCUMENTS AND ITEMS DELIVERED PRIOR TO THE CLOSING DATE

Section 2.1 Documents to be delivered by Renren. Renren has delivered and its subsidiaries and VIEs have delivered, as appropriate, or Renren will deliver, or will cause its subsidiaries and VIEs to deliver, as appropriate, prior to the Closing Date, to Kaixin and/or its subsidiaries and VIEs, as appropriate: (a) a duly executed Transitional Services Agreement, substantially in the form attached to the Exchange Agreement as an exhibit, with such changes, if any, to such form as may be agreed to by the Parties prior to such execution (the “Transitional Services Agreement”); (b) duly executed Non-Competition Agreement, substantially in the form attached to the Exchange Agreement as an exhibit, with such changes, if any, to such form as may be agreed to by the Parties prior to such execution (the “Non-Competition Agreement”); and (c) such other agreements, documents or instruments as the Parties may agree are necessary or desirable in order to achieve the purposes hereof. For purposes of this Agreement, Kaixin Group will not be considered subsidiaries or VIEs of Renren.

Section 2.2 Documents to be delivered by Kaixin. Kaixin has delivered and its subsidiaries and VIEs have delivered, as appropriate, or Kaixin will deliver, or will cause its subsidiaries and VIEs to deliver, as appropriate, prior to the Closing Date, to Renren or its subsidiaries or VIEs, as appropriate: (a) in each case where Kaixin or any of its subsidiaries or VIEs is a party to any agreement or instrument referred to in Section 2.1, a duly executed counterpart of such agreement or instrument; and (b) such other agreements, documents or instruments as the Parties may agree are necessary or desirable in order to achieve the purposes hereof.

ARTICLE 3

COVENANTS AND OTHER MATTERS

Section 3.1 Existing Contractual Arrangements.

(a)         Renren and Kaixin each hereby confirms that the Schedule 3.1(a) hereto exclusively contains a complete list of all material agreements [relating to intellectual property, guarantees of Kaixin Liabilities by the Renren Group] between the Renren Group, on one hand, and the Kaixin Group, on the other hand, or between the Renren Group on one hand, and a third party, on the other hand for the benefit of the Kaixin Group, material to the operations of the Kaixin Business as currently conducted and which will be required to be maintained following the Closing Date to allow the Kaixin Business to continue in all material respects as presently conducted (the “Existing Agreements”).

(b)          Kaixin and Renren hereby agree to use commercially reasonable efforts to comply with and maintain in force the Existing Agreements for the duration of their current effective terms. The Parties further agree to consult in good faith regarding the extension and renewal of the Existing Agreements for such Existing Agreements which will terminate, lapse or expire in the period from the Closing Date until the [fifth (5th) anniversary] thereof.

Section 3.2 Other Agreements and Instruments. Each of the Parties agrees to execute or cause to be executed by the appropriate parties and deliver, as appropriate, such other agreements, instruments and other documents as may be necessary or desirable in order to effect the purposes of this Agreement and the Inter-Company Agreements.

Section 3.3 Further Instruments

(a)          To the extent it has not been done prior to the date hereof, Renren will execute and deliver, and will cause its subsidiaries and VIEs to execute and deliver, to Kaixin and/or its subsidiaries and VIEs, as the case may be, such instruments of transfer, conveyance, assignment, substitution and confirmation, and will take such action as may be reasonably necessary or desirable in order to transfer, convey and assign to Kaixin and/or its subsidiaries and VIEs and confirm Kaixin’s and/or its subsidiaries’ and VIEs’ title to all assets, rights, interests and other things of value used in or necessary for the conduct and operation of the Kaixin Business on or prior to the Closing Date or to be transferred or licensed to Kaixin and/or its subsidiaries and VIEs pursuant to this Agreement or any document referred to herein, to put Kaixin Group in actual possession and operating control thereof and to permit Kaixin Group to exercise all rights with respect thereto (including, without limitation, rights under Contracts and other arrangements as to which the consent of any third party to the transfer thereof have not previously been obtained) relating to the Kaixin Business; provided, however, that in the absence of such execution and delivery by Renren and/or its subsidiaries and/or VIEs, such execution and delivery shall be deemed for all purposes to have occurred subject only to Kaixin’s obligation to pay to Renren or its applicable subsidiary or VIE an amount equal to the book value thereof to the extent not previously so paid.

(b)         Renren will execute and deliver, and will cause its appropriate subsidiaries and VIEs to execute and deliver, to Kaixin and/or its subsidiaries and VIEs, as the case may be, all instruments, assumptions, novations, undertakings, substitutions or other documents and take such other action as may be reasonably necessary or desirable in order to have Renren and/or its subsidiaries and/or VIEs, as the case may be, fully and unconditionally assume and discharge the Renren Liabilities; provided, however, that in the absence of such execution and delivery by Renren and/or such appropriate subsidiaries and/or such appropriate VIEs, such execution and delivery shall be deemed for all purposes to have occurred.

(c)          Kaixin will, and will cause its appropriate subsidiaries and VIEs to, execute and deliver to Renren and its subsidiaries all instruments, assumptions, novations, undertakings, substitutions or other documents and take such other action as may be reasonably necessary or desirable in order to have Kaixin and/or its subsidiaries and/or VIEs, as the case may be, fully and unconditionally assume and discharge the Kaixin Liabilities; provided, however, that in the absence of such execution and delivery by Kaixin and/or such appropriate subsidiaries and and/or such appropriate VIEs, such execution and delivery shall be deemed for all purposes to have occurred.

(d)         Except as hereinabove provided, neither Renren, Kaixin, nor their respective subsidiaries and VIEs shall be obligated, in connection with the foregoing matters set forth in this Section, to expend money other than reasonable out-of-pocket expenses, attorneys’ fees and recording or similar fees, unless reimbursed by the other relevant Party. Furthermore, each Party, at the request of the other Party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby.

Section 3.4 Agreement on Exchange of Information.

(a)          Generally. Each of the Parties agrees to provide, or cause to be provided, to the other Party, at any time, promptly after written request therefor, all reports and other Information regularly provided by one Party to the other Party prior to the Closing Date and any Information in the possession or under the control of such Party to the extent reasonably requested by the requesting Party (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party (including under applicable securities laws) by a Governmental Authority having jurisdiction over the requesting Party, (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation or other similar requirements, or (iii) to comply with its obligations under this Agreement or any Inter-Company Agreement, and at any time after the Closing Date to the extent such Information and cooperation are necessary to comply with such reporting, filing and disclosure obligations, for the preparation of financial statements or completing an audit, and as reasonably necessary to conduct the ongoing businesses of Renren or Kaixin, as the case may be. Each of the Parties agrees to make their respective personnel available to discuss the Information exchanged pursuant to this Section 3.4. In the event that any Party determines that any such provision of Information or other actions contemplated by this Section 3.4 could be commercially detrimental, violate any law or agreement, or waive any attorney-client privilege, the Parties shall take all commercially reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

(b)          Internal Accounting Controls; Financial Information. After the Closing Date, (i) each Party shall maintain in effect at its own cost and expense adequate systems and controls for its business to the extent necessary to enable the other Party to satisfy its reporting, tax return, accounting, audit and other obligations, and (ii) each Party shall provide, or cause to be provided, to the other Party and its subsidiaries and VIEs in such form as such requesting Party shall request, at no charge to the requesting Party, all financial and other data and information as the requesting Party determines necessary or advisable in order to prepare its financial statements and reports or filings with any Governmental Authority.

(c)          Ownership of Information. Any Information owned by a Party that is provided to a requesting Party pursuant to this Section 3.4 shall be deemed to remain the property of the providing Party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

(d)          Record Retention. To facilitate the possible exchange of Information pursuant to this Section 3.4 and other provisions of this Agreement, each Party agrees to use its commercially reasonable efforts for a period of [ten (10) years] to retain all Information in its respective possession or control substantially in accordance with its respective record retention policies and/or practices as in effect on the Closing Date, and for such longer period as may be required by any Governmental Authority, any litigation matter, any applicable law or any Inter- Company Agreement. However, at any time after such [ten-year] period each Party may amend its respective record retention policies at such Party’s discretion; provided, however, that the amending Party must give thirty (30) days prior written notice of such change in the policy to the other Party. No Party will destroy, or permit any of its subsidiaries or VIEs to destroy, any Information that exists on the Closing Date (other than Information that is permitted to be destroyed under the current respective record retention policies of each Party) and that falls under the categories listed in Section 3.4(a), without first notifying the other Party of the proposed destruction and giving the other Party the opportunity to take possession or make copies of such Information prior to such destruction.

(e)          Limitation of Liability. Each Party will use its commercially reasonable efforts to ensure that Information provided to the other Party hereunder is accurate and complete; provided, however, that no Party shall have any liability to the other Party if any Information exchanged or provided pursuant to this Section 3.4 is found to be inaccurate, in the absence of gross negligence, bad faith, or willful misconduct by the Party providing the Information. No Party shall have any liability to the other Party if any Information is destroyed or lost after the relevant Party has complied with the provisions of Section 3.4(d).

(f)           Other Agreements Providing For Exchange of Information. The rights and obligations granted under this Section 3.4 are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in this Agreement and any Inter-Company Agreement.

(g)          Production of Witnesses; Records; Cooperation. For a period of [five (5)] years after the [Control Ending Date], and except in the case of a legal or other proceeding by one Party against the other Party, each Party shall use its commercially reasonable efforts to make available to the other Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of such Party as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such individual (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any legal, administrative or other proceeding in which the requesting Party may from time to time be involved, regardless of whether such legal, administrative or other proceeding is a matter with respect to which indemnification may be sought hereunder. The requesting Party shall bear all costs and expenses in connection therewith.

Section 3.5 Agreement on Share of Information and Data. To the extent permitted under applicable laws and regulations, each Party agrees to share with the other Party and its Affiliates information and data that such Party acquires in the ordinary course of its business operation, including without limited to user information and data relating to user activities, free of charge in the following manners:

(a)         each Party agrees to provide the other Party and its Affiliates with interfaces of its database or the data base operated by its Affiliates such that the other Party and its Affiliates will have unlimited access to these databases;

(b)         each Party agrees to provide, or cause to be provided, to the other Party, at any time, promptly after written request therefor, all information and data regularly provided by one Party to the other Party prior to the Closing Date and any information in the possession or under the control of such Party to the extent reasonably requested by the requesting Party.

Section 3.6 Auditors and Audits; Financial Statements; Accounting Matters. Each Party agrees that:

(a)          Selection of Auditors.

(i)          Until the first Renren fiscal year end occurring after the [Control Ending Date], [CM Seven Star/Kaixin] shall use its commercially reasonable efforts to select the independent registered public accounting firm used by Renren (“Renren’s Auditors” and, for the avoidance of doubt, should Renren at any time change the independent registered public accounting firm serving as its auditors, “Renren’s Auditors” shall thereafter mean the new firm serving as Renren’s auditors) to serve as its auditors (“[Kaixin’s/CM Seven Star’s] Auditors”) for purposes of providing an opinion on its consolidated financial statements; provided, however, that [Kaixin’s/CM Seven Star’s Auditors] may be different from Renren’s Auditors if necessary to comply with applicable laws regarding auditor independence and qualifications (provided, however, that [Kaixin/CM Seven Star] shall not take any actions, and shall use its commercially reasonable efforts to cause its directors, officers and employees not to take any actions, that could reasonably be expected to require [Kaixin/CM Seven Star] to engage auditors other than Renren’s Auditors). After the Closing Date, the foregoing shall not be construed so as to unlawfully limit any responsibility of the audit committee of [Kaixin’s/CM Seven Star’s] board of directors, pursuant to SEC Rule 10A-3(b)(2) and rules of the NASDAQ [Stock] Market or the New York Stock Exchange, as applicable, to appoint, compensate, retain and oversee the work of the registered public accounting firm [Kaixin/CM Seven Star] engages.

(ii)         Until the first Renren fiscal year end occurring after the [Control Ending Date], [Kaixin/CM Seven Star] shall provide to Renren as much prior notice as reasonably practical of any change in [Kaixin’s/CM Seven Star’s] Auditors for purposes of providing an opinion on its consolidated financial statements.

(b)          Date of Auditors’ Opinion and Quarterly Reviews. Until the first fiscal year end for Renren occurring after the Control Ending Date, and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, [Kaixin/CM Seven Star] shall use its commercially reasonable efforts to enable [Kaixin’s/CM Seven Star’s] Auditors to complete their audit such that they will date their opinion on [Kaixin’s/CM Seven Star’s] audited annual financial statements no later than the date that Renren’s Auditors date their opinion on Renren’s audited annual financial statements, and to enable Renren to meet its timetable for the printing, filing and public dissemination of Renren’s annual financial statements. Until the first fiscal year end for Renren occurring after the Control Ending Date, and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, [Kaixin/CM Seven Star] shall use its commercially reasonable efforts to enable [Kaixin’s/CM Seven Star’s] Auditors to complete their annual audit and quarterly review procedures such that they will provide clearance on such Party’s annual and quarterly financial statements no later than the date that Renren’s Auditors provide clearance on Renren’s annual and quarterly financial statements.

(c)          Annual and Quarterly Financial Statements. Until the Control Ending Date, [Kaixin/CM Seven Star] shall not change its fiscal year and, until the first fiscal year end for Renren occurring after the Control Ending Date, and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, shall provide to Renren on a timely basis all Information that Renren reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of Renren’s annual and quarterly financial statements. Without limiting the generality of the foregoing, [Kaixin/CM Seven Star] will provide all required financial Information with respect to [Kaixin/CM Seven Star] and its subsidiaries and VIEs to [Kaixin’s/CM Seven Star’s] Auditors in a sufficient and reasonable time and in sufficient detail to permit [Kaixin’s/CM Seven Star’s] Auditors to take all steps and perform all procedures necessary to provide sufficient assistance to Renren’s Auditors with respect to financial Information to be included or contained in Renren’s annual and quarterly financial statements. Without limiting the generality of the foregoing, [Kaixin/CM Seven Star] shall provide to Renren its audited annual consolidated financial statements within ninety (90) days after the close of each fiscal year, and its unaudited quarterly consolidated financial statements within thirty (30) days after the end of each fiscal quarter. Similarly, Renren shall provide to [Kaixin/CM Seven Star] on a timely basis all financial Information that [Kaixin/CM Seven Star] reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of [Kaixin’s/CM Seven Star’s] annual and quarterly financial statements. Without limiting the generality of the foregoing, Renren will provide all required financial Information with respect to Renren Group to Renren’s Auditors in a sufficient and reasonable time and in sufficient detail to permit Renren’s Auditors to take all steps and perform all procedures necessary to provide sufficient assistance to [Kaixin’s/CM Seven Star’s] Auditors with respect to Information to be included or contained in [Kaixin’s/CM Seven Star’s] annual and quarterly financial statements.

(d)          Certifications and Attestations.

(i)          Until the first fiscal year end for Renren occurring after the Control Ending Date, and thereafter to the extent necessary for the timely filing by Renren of annual and quarterly reports under the Exchange Act or in connection with any investigations of prior periods, [Kaixin/CM Seven Star] shall cause its principal executive officer and principal financial officer to provide to Renren on a timely basis and as reasonably requested by Renren (A) any certificates requested as support for the certifications and attestations required by Sections 302, 906 and 404 of the Sarbanes- Oxley Act of 2002 to be filed with such annual and quarterly reports, (B) any certificates or other written Information which such principal executive officer or principal financial officer received as support for the certificates provided to Renren and (C) a reasonable opportunity to discuss with such principal financial officer and other appropriate officers and employees of [Kaixin/CM Seven Star] any issues reasonably related to the foregoing.

(ii)         To the extent necessary for the timely filing by [Kaixin/CM Seven Star] of annual and quarterly reports under the Exchange Act or in connection with any investigations of prior periods, Renren shall cause its appropriate officers and employees to provide to [Kaixin/CM Seven Star] on a timely basis and as reasonably requested by such Party (A) any certificates requested as support for the certifications and attestations required by Sections 302, 906 and 404 of the Sarbanes-Oxley Act of 2002 to be filed with such annual and quarterly reports, (B) any certificates or other Information which such appropriate officers and employees received as support for the certificates provided to [Kaixin/CM Seven Star] and (C) a reasonable opportunity to discuss with such appropriate officers and employees any issues reasonably related to the foregoing.

(e)          Compliance with Laws, Policies and Regulations. Until the Control Ending Date, [Kaixin/CM Seven Star] shall comply with all financial accounting and reporting rules, policies and directives of Renren, to the extent such rules, policies and directives have been previously communicated to [Kaixin/CM Seven Star], and fulfill all timing and reporting requirements, applicable to Renren subsidiaries and VIEs that are consolidated with Renren for financial statement purposes. Without limiting the foregoing, [Kaixin/CM Seven Star] shall comply with all financial accounting and reporting rules and policies, and fulfill all timing and reporting requirements, under applicable federal securities laws and the rules of the NASDAQ [Global] Market or the New York Stock Exchange, as applicable. [Kaixin/CM Seven Star] shall not be deemed to be in breach of its obligations set forth in this provision to the extent that it is unable to comply with such obligations as a result of the actions or inactions of Renren.

(f)           Identity of Personnel Performing the Annual Audit and Quarterly Reviews. Until the Control Ending Date, and thereafter to the extent such information and cooperation is necessary for the preparation of financial statements or completing a financial statements audit, [Kaixin/CM Seven Star] shall authorize [Kaixin’s/CM Seven Star’s] Auditors to make available to Renren’s Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of [Kaixin/CM Seven Star] and work papers related to the annual audits and quarterly reviews of [Kaixin/CM Seven Star], in all cases within a reasonable time prior to [Kaixin’s/CM Seven Star’s] Auditors’ opinion date, so that Renren’s Auditors are able to perform the procedures they consider necessary to take responsibility for the work of [Kaixin’s/CM Seven Star’s] Auditors as it relates to Renren’s Auditors’ report on Renren’s financial statements, all within sufficient time to enable Renren to meet its timetable for the printing, filing and public dissemination of Renren’s annual and quarterly financial statements. Similarly, Renren shall authorize Renren’s Auditors to make available to [Kaixin’s/CM Seven Star’s] Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of Renren and work papers related to the annual audits and quarterly reviews of Renren, in all cases within a reasonable time prior to Renren’s Auditors’ opinion date, so that [Kaixin’s/CM Seven Star’s] Auditors are able to perform the procedures they consider necessary to take responsibility for the work of Renren’s Auditors as it relates to [Kaixin’s/CM Seven Star’s] Auditors’ report on [Kaixin’s/CM Seven Star’s] financial statements, all within sufficient time to enable [Kaixin/CM Seven Star] to meet its timetable for the printing, filing and public dissemination of [Kaixin’s/CM Seven Star’s] annual and quarterly financial statements.

(g)          Access to Books and Records. Until the Control Ending Date, and thereafter to the extent such information and cooperation is necessary for the preparation of financial statements or completing a financial statements audit all governmental audits are complete and the applicable statute of limitations for tax matters has expired, [Kaixin/CM Seven Star] shall provide Renren’s internal auditors, counsel and other designated representatives of Renren access during normal business hours to (i) the premises of [Kaixin/CM Seven Star] and its subsidiaries and VIEs and all Information (and duplicating rights) within the knowledge, possession or control of [Kaixin/CM Seven Star] and its subsidiaries and VIEs and (ii) the officers and employees of [Kaixin/CM Seven Star] and its subsidiaries and VIEs, so that Renren may conduct reasonable audits relating to the financial statements provided by [Kaixin/CM Seven Star] pursuant hereto as well as to the internal accounting controls and operations of [Kaixin/CM Seven Star]. Similarly, Renren shall provide [Kaixin’s/CM Seven Star’s] internal auditors, counsel and other designated representatives of [Kaixin/CM Seven Star] access during normal business hours to (x) the premises of Renren Group and all Information (and duplicating rights with respect thereto) within the knowledge, possession or control of Renren Group and (y) the officers and employees of Renren Group, so that [Kaixin/CM Seven Star] may conduct reasonable audits relating to the financial statements provided by Renren pursuant hereto as well as to the internal accounting controls and operations of Renren Group.

(h)          Notice of Change in Accounting Principles. Until the [Control Ending Date], and thereafter if a change in accounting principles by a Party would affect the historical financial statements of the other Party, no such Party shall make or adopt any significant changes in its accounting estimates or accounting principles from those in effect on the Closing Date without first consulting with the other Party, and if requested by the other Party, such other Party’s independent registered public accounting firm with respect thereto. Renren shall give [Kaixin/CM Seven Star] as much prior notice as reasonably practical of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles from those in effect on the Closing Date. Renren will consult with [Kaixin/CM Seven Star] and, if requested by [Kaixin/CM Seven Star], [Kaixin’s/CM Seven Star’s] independent registered public accounting firm with respect thereto. [Kaixin/CM Seven Star] shall give Renren as much prior notice as reasonably practical of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles from those in effect on the Closing Date. [Kaixin/CM Seven Star] will consult with Renren and, if requested by Renren, Renren’s independent registered public accounting firm with respect thereto.

(i)           Conflict with Third-Party Agreements. Nothing in Section 3.4 or this Section 3.6 shall require a Party to violate any agreement with any third party regarding the confidentiality of confidential and proprietary Information relating to that third party or its business; provided, however, that in the event that a Party is required under Section 3.4 or this Section 3.6 to disclose any such Information, such Party shall use its commercially reasonable efforts to seek to obtain such third party’s consent to the disclosure of such Information.

Section 3.7 Confidentiality. Each of the Parties shall hold and shall cause each of their respective subsidiaries and VIEs to hold, and shall each cause their respective officers, employees, agents, consultants and advisors and those of their respective subsidiaries and VIEs to hold, in strict confidence and not to disclose or release without the prior written consent of the other Party, any and all Confidential Information concerning such other Party and its respective subsidiaries and VIEs; provided, that each of the Parties may disclose, or may permit disclosure of, Confidential Information (i) to their respective subsidiaries and VIEs, auditors, attorneys, financial advisors, bankers and other appropriate consultants and advisors who have a need to know such information and, in each case, are informed of their obligation to hold such information confidential to the same extent as is applicable to the Parties hereto and in respect of whose failure to comply with such obligations, Kaixin or Renren, as the case may be, will be responsible, (ii) if the Parties or any of their respective subsidiaries or VIE(s are compelled to disclose any such Confidential Information by judicial or administrative process or (iii) if the Parties reasonably determine in good faith that such disclosure is required by other requirements of law. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made in connection with any judicial or administrative process, or a Party determines in good faith that disclosure is otherwise required by law, such Party shall promptly notify the other Party of the existence of such request, demand, or conclusion, and shall provide such other Party a reasonable opportunity to seek an appropriate protective order or other remedy, which the notifying Party will cooperate in obtaining. In the event that an appropriate protective order or other remedy is not obtained, the Party whose Confidential Information is required to be disclosed shall or shall cause the notifying Party to furnish, or cause to be furnished, only that portion of the Confidential Information that is required to be disclosed and shall use its commercially reasonable efforts to obtain reasonable assurances that confidential treatment will be accorded to such Information.

(a)          As used in this Section 3.7:

(i)           “Confidential Information” shall mean Confidential Business Information and Confidential Technical Information concerning one Party which, prior to, on or following Closing Date, has been disclosed by such Party or its subsidiaries or VIEs, that (1) is in written, recorded, graphical or other tangible form and is marked “Proprietary,” “Confidential” or “Trade Secret,” or where it is evident from the nature and content of such Information that the disclosing Party considers it to be confidential, (2) is in oral form and identified by the disclosing Party as “Proprietary”, “Confidential” or “Trade Secret” at the time of oral disclosure, including pursuant to the access provisions of Section 3.4 or Section 3.6 hereof or any other provision of this Agreement or where it is evident from the nature and content of such Information that the disclosing Party considers it to be confidential, or (3) in the case of such Information disclosed on or prior to the date hereof, either such Information is identified by the owning Party to the other relevant Party as Confidential Business Information or Confidential Technical Information, orally or in writing on or prior to the Closing Date, or it is evident from the nature and content of such Information that the disclosing Party considers it to be confidential, and includes any modifications or derivatives prepared by the receiving Party that contain or are based upon any Confidential Information obtained from the disclosing Party, including any analysis, reports, or summaries of the Confidential Information. Confidential Information may also include Information disclosed to a disclosing Party by third parties. Confidential Information shall not, however, include any information which (A) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing Party; (B) becomes publicly known and made generally available after disclosure by the disclosing Party to the receiving Party through no action or inaction of the receiving Party; (C) is obtained by the receiving Party from a third party without a breach of such third party’s obligations of confidentiality; or (D) is on or after the Closing Date independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information.

(ii)         “Confidential Technical Information” shall mean all proprietary scientific, engineering, mathematical or design information, data and material of the disclosing Party including, without limitation, (a) specifications, ideas, concepts, models, and strategies for products or services, (b) quality assurance policies, procedures and specifications, (c) source code and object code, (d) training materials and information, and (e) all other know-how, methodology, processes, procedures, techniques and trade secrets related to product or service design, development, manufacture, implementation, use, support and maintenance.

(iii)         “Confidential Business Information” shall mean all proprietary information, data or material of the disclosing Party other than Confidential Technical Information, including, but not limited to (a) proprietary earnings reports and forecasts, (b) proprietary macro-economic reports and forecasts, (c) proprietary business plans, (d) proprietary general market evaluations and surveys, (e) proprietary financing and credit-related information, and (f) customer information.

(b)          Nothing in this Agreement shall restrict (i) the disclosing Party from using, disclosing, or disseminating its own Confidential Information in any way, or (ii) reassignment of the receiving Party’s employees. Moreover, nothing in the Agreement supersedes any restriction imposed by third parties on their Confidential Information, and there is no obligation on the disclosing Party to conform third party agreements to the terms of this Agreement except as expressly set forth therein.

(c)          Notwithstanding anything to the contrary set forth herein, (i) a Party and its subsidiaries and VIEs shall be deemed to have satisfied their obligations hereunder with respect to Confidential Information if they exercise the same degree of care (but no less than a reasonable degree of care) as they take to preserve confidentiality for their own similar Information and (ii) confidentiality obligations provided for in any agreement between a Party or any of its subsidiaries or VIEs and any employee of such Party or any of its subsidiaries or VIEs shall remain in full force and effect.

(d)          Confidential Information of a Party and its subsidiaries and VIEs in the possession of and used by the other Party as of the Closing Date may continue to be used by such Party in possession of the Confidential Information in and only in the operation of the Renren Business in the case of the Renren Group, or the Kaixin Business in the case of the Kaixin Group, and may be used only so long as the Confidential Information is maintained in confidence and not disclosed in violation of Section 3.7(a). Such continued right to use Confidential Information may not be transferred, including by merger, consolidation, reorganization, operation of law, or otherwise, to any third party unless such third party (A) purchases all or substantially all of the business or business line and assets in one transaction or in a series of related transactions for which or in which the relevant Confidential Information is used or employed and (B) expressly agrees in writing to be bound by the provisions of this Section 3.7. [In the event that such right to use is transferred in accordance with the preceding sentence, the transferring Party shall not disclose the source of the relevant Confidential Information.]

Section 3.8 Privileged Matters. The Parties agree that their respective rights and obligations to maintain, preserve, assert or waive any or all privileges belonging to each such Party or its subsidiaries or VIEs including but not limited to the attorney-client and work product privileges (collectively, “Privileges”), shall be governed by the provisions of this Section 3.8. With respect to Privileged Information (as defined below) of Renren, Renren shall have sole authority in perpetuity to determine whether to assert or waive any or all Privileges, and Kaixin shall take no action (nor permit any of its subsidiaries or VIEs to take action) without the prior written consent of Renren that could result in any waiver of any Privilege that could be asserted by Renren or any of its subsidiaries or VIEs under applicable law and this Agreement. With respect to Privileged Information of Kaixin, Kaixin shall have sole authority in perpetuity to determine whether to assert or waive any or all Privileges, and Renren shall take no action (nor permit any of its subsidiaries or VIEs to take action) without the prior written consent of Kaixin that could result in any waiver of any Privilege that could be asserted by Kaixin or any of its subsidiaries or VIEs under applicable law and this Agreement.

(a)          The rights and obligations created by this Section 3.8 shall apply to all Information as to which the Parties or their respective subsidiaries or VIEs would be entitled to assert or has asserted a Privilege (“Privileged Information”). Privileged Information of Renren includes but is not limited to (i) any and all Information regarding the business of Renren Group, whether or not it is in the possession of Kaixin or any of its subsidiaries and VIEs; (ii) all communications subject to a Privilege between counsel for Renren (including in-house counsel) and any individual who, at the time of the communication, was an employee of Renren, regardless of whether such employee is or becomes an employee of Kaixin or any of its subsidiaries and VIE and (iii) all Information generated, received or arising after the Closing Date that refers or relates to Privileged Information of Renren generated, received or arising prior to the Closing Date. Privileged Information of Kaixin includes but is not limited to (x) any and all Information regarding the Kaixin Business, whether or not it is in the possession of Renren or any of its subsidiaries and VIEs; (y) all communications subject to a Privilege occurring after the Closing Date between counsel for Kaixin (including in-house counsel and former in-house counsel who are or were employees of Renren) and any person who, at the time of the communication, was an employee of Kaixin, regardless of whether such employee was, is or becomes an employee of Renren or any of its subsidiaries or VIEs and (z) all Information generated, received or arising after the Closing Date that refers or relates to Privileged Information of Kaixin generated, received or arising prior to the Closing Date.

(b)         Upon receipt by a Party or its subsidiaries or VIE(s) of any subpoena, discovery or other request from any third party that actually or arguably calls for the production or disclosure of Privileged Information of the other Party or its subsidiaries or VIE(s), or if a

Party or any of its subsidiaries or VIE(s) obtains knowledge that any of its current or former employees has received any subpoena, discovery or other request from any third party that actually or arguably calls for the production or disclosure of Privileged Information of the other Party or its subsidiaries or VIE(s), such Party shall promptly notify that other Party of the existence of the request and shall provide that other Party a reasonable opportunity to review the Information and to assert any rights such other Party may have under this Section 3.8 or otherwise to prevent the production or disclosure of Privileged Information. Renren or its subsidiaries or VIEs, or Kaixin or its subsidiaries and VIE, as the case may be, will not produce or disclose to any third party any of the other Party’s Privileged Information under this Section 3.8 unless (a) such other Party has provided its express written consent to such production or disclosure or (b) a court of competent jurisdiction has entered an order not subject to interlocutory appeal or review finding that the Information is not entitled to protection from disclosure under any applicable privilege, doctrine or rule.

(c)          Renren’s transfer of books and records pertaining to the Kaixin Business and other Information pertaining to Kaixin, if any, Renren’s agreement to permit Kaixin to obtain Information existing prior to the Closing Date, [Kaixin’s/CM Seven Star’s] transfer of books and records and other Information pertaining to Renren, if any, and Kaixin’s agreement to permit Renren to obtain Information existing prior to the Closing Date are made in reliance on Renren’s and Kaixin’s respective agreements, as set forth in Section 3.7 and this Section 3.8, to maintain the confidentiality of such Information and to take the steps provided herein for the preservation of all Privileges that may belong to or be asserted by Renren, or Kaixin, as the case may be. The access to Information, witnesses and individuals being granted pursuant to Section 3.4 and Section 3.6 and the disclosure to one Party of Privileged Information relating to the other Party’s businesses pursuant to this Agreement shall not be asserted by Renren or Kaixin to constitute, or otherwise be deemed, a waiver of any Privilege that has been or may be asserted under this Section 3.8 or otherwise. Nothing in this Agreement shall operate to reduce, minimize or condition the rights granted to, or the obligations imposed upon, Renren and Kaixin by this Section 3.8.

Section 3.9 Future Litigation and Other Proceedings. In the event that Kaixin (or any of its subsidiaries or VIEs or any of its or their respective officers or directors) or Renren (or any of its subsidiaries or VIEs or any of its or their respective officers or directors) at any time after the date hereof initiates or becomes subject to any litigation or other proceedings before any Governmental Authority or arbitration panel with respect to which the Parties have no prior agreements (as to indemnification or otherwise), the Party (and its subsidiaries and VIEs and its and their respective officers and directors) that has not initiated and is not subject to such litigation or other proceedings shall comply, at the litigant Party’s expense, with any reasonable requests by the litigant Party for assistance in connection with such litigation or other proceedings (including by way of provision of Information and making available of employees as witnesses). In the event that Kaixin (or any of its subsidiaries or VIEs or any of its or their respective officers or directors) and Renren (or any of its subsidiaries or VIEs or any of its or their respective officers or directors), or any combination thereof, at any time after the date hereof initiate or become subject to any litigation or other proceedings before any Governmental Authority or arbitration panel with respect to which the litigant Parties have no prior agreements (as to indemnification or otherwise), each litigant Party (and its officers and directors) shall, at their own expense, coordinate their strategies and actions with respect to such litigation or other proceedings to the extent such coordination would not be detrimental to their respective interests and shall comply, at the expense of the requesting Party, with any reasonable requests of such Party for assistance in connection therewith (including by way of provision of information and making available of employees as witnesses).

Section 3.10 Mail and other Communications. Each of Renren and Kaixin may receive mail, facsimiles, packages and other communications properly belonging to the other. Accordingly, each Party authorizes each of the other Party to receive and open all mail, telegrams, packages and other communications received by it and not unambiguously intended for the other Party or any of the other Party’s officers or directors, and to retain the same to the extent that they relate to the business of the receiving Party or, to the extent that they do not relate to the business of the receiving Party, the receiving Party shall promptly deliver such mail, telegrams, packages or other communications, including, without limitation, notices of any liens or encumbrances on any asset transferred to Kaixin or its subsidiaries or VIEs in connection with the separation from Renren, if any, (or, in case the same relate to both businesses, copies thereof) to the other Party as provided for in Section 6.6 hereof. The provisions of this Section 3.10 are not intended to, and shall not, be deemed to constitute (a) an authorization by either Renren or Kaixin to permit the other to accept service of process on its behalf and no Party is or shall be deemed to be the agent of the other Party for service of process purposes or (b) a waiver of any Privilege with respect to Privileged Information contained in such mail, telegrams, packages or other communications.

Section 3.11 Other Inter-Company Services Agreements. To the extent not covered under the Inter-Company Agreements, a member of the Renren Group, on the one hand, and a member of the Kaixin Group, on the other, may enter into interim services agreements from time to time covering the provision of various interim services, if any, including financial, accounting, legal, and other services by Renren Group to Kaixin Group or, in certain circumstances, vice versa. Such services will generally be provided for a fee equal to the actual Direct Costs and Indirect Costs of providing such services plus an additional amount as agreed to by the Parties, subject to other consideration’s being agreed to by the Parties. “Direct Costs” shall include labor-related compensation and travel expenses, materials and supplies consumed and agency fees arising from performing the services. “Indirect Costs” shall include occupancy, information technology support and other overhead costs of the department incurring the direct costs of providing the service. Payment for any such services will be due within thirty (30) days after Renren renders an invoice for such services and vice versa.

Section 3.12 Payment of Expenses. Except as otherwise provided in this Agreement, the Inter-Company Agreements or any other agreement between the Parties relating to the Exchange Agreement and the transactions contemplated thereby, (i) all costs and expenses of the Parties in connection with the Exchange Agreement and the transactions contemplated thereby (including costs associated with drafting this Agreement, the Inter-Company Agreements and the documents relating to the formation of Kaixin Group) shall be paid by the Party which incurs such cost or expense. Kaixin and Renren shall each be responsible for their own internal fees, costs and expenses (e.g., salaries of personnel) incurred in connection with the Exchange Agreement and the transactions contemplated thereby.

Section 3.13 Employees.

(a)         [Renren shall cause each of the individuals listed on Schedule 3.13(a) (the “Employees Transferred to Kaixin”) to (i) resign from each member of the Renren Group with whom such employee has an employment relationship immediately prior to the separation and (ii) enter into an employment agreement with members of the Kaixin Group, in each case effective as of the Closing Date.]

(b)         [Renren shall (i) cause each of the individuals listed on Schedule 3.13(b) (the “Employees Transferred to Renren”) to (i) resign from each member of the Kaixin Group with whom such employee has an employment relationship immediately prior to the separation and (ii) enter into an employment agreement with members of the Renren Group, in each case effective as of the date of the Closing Date.]

(c)         [Renren shall (i) cause each of the individuals listed on Schedule 3.13(c) (the “Employees Employed by Each of Renren and Kaixin”) to (i) if applicable, amend his or her employment arrangement with each member of the Renren Group and/or the Kaixin Group, as applicable, with whom such employee has an employment relationship immediately prior to the separation, and (ii) enter into an employment agreement with members of the Renren Group or the Kaixin Group, as applicable, in each case effective as of the date of the Closing Date, such that the services provided to the Renren Group and the Kaixin Group by such Employee Employed by Each of Renren and Kaixin will be covered in the applicable employment agreement of each of Renren Group and Kaixin Group.]

(d)         Notwithstanding any provision to the contrary set forth herein, (i) the Renren Group and the Kaixin Group, respectively, shall be solely liable for any Action brought by or against any Employee Transferred to Kaixin and any Employee Transferred to Renren, respectively, if and to the extent such Action arises from or is based on facts, events or actions occurring prior to the Closing Date; (ii) the Renren Group and the Kaixin Group, respectively, shall be solely liable for any Action brought by or against any Employee Transferred to Renren and any Employee Transferred to Kaixin, respectively, if and to the extent such Action arises from or is based on facts, events or actions occurring after the Closing Date, [(iii) the Renren Group and the Kaixin Group shall be liable for any Action brought by or against any Employee Employed by Each of Renren and Kaixin in accordance with the contractual employment relationship that existed prior to the Closing Date.]

Section 3.14 Leased Premises.

(a)         [As soon as practicable possible following the Closing Date, Renren shall undertake commercially reasonable efforts to negotiate the landlord with respect to that certain [name of lease] (the “Premises Lease”), dated [ ], between [ ] and [ ] relating to the premises located at 5[ ] the [novation/transfer] of the Premises Lease to [or for the benefit of] the Kaixin Group, such that the Kaixin Group assumes all the benefits of and obligations under the Premises Lease.]

Section 3.15 Intercompany Loan.

(a)          The Parties acknowledge that funds in the aggregate principal amount of US$[  ] have been extended by Renren to Kaixin prior to the date hereof (the “Loan”).

(b)         The Loan does not carry any interest.

(c)          In consideration of the mutual promises, duties and obligations set forth herein of this agreement, the sufficiency of which is hereby acknowledged, Renren hereby agrees to [forfeit and waive (without recourse) the Loan along with any other outstanding loans made to the Kaixin Group by the Renren Group], effective as of the date of this Agreement.

ARTICLE 4

MUTUAL RELEASES; INDEMNIFICATION

Section 4.1 Release of Claims.

(a)          Kaixin Release. Except as provided in Section 4.1(c), Kaixin, for itself and as agent for each of its subsidiaries and VIEs, does hereby assume, and does hereby remise, release and forever discharge the Renren Indemnitees from, any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Closing Date, including in connection with the transactions and all other activities to implement the Exchange Agreement.

(b)          Renren Release. Except as provided in Section 4.1(c), Renren, for itself and as agent for each of its subsidiaries and VIEs, does hereby remise, release and forever discharge the Kaixin Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Closing Date, including in connection with the transactions and all other activities to implement the Exchange Agreement.

(c)          No Impairment. Nothing contained in Section 4.1(a) or Section 4.1(b) shall limit or otherwise affect any Party’s rights or obligations pursuant to or contemplated by this Agreement or any Inter-Company Agreement, in each case in accordance with its terms, including, without limitation, any obligations relating to indemnification, including indemnification pursuant to Section 4.2 and Section 4.3 of this Agreement.

Section 4.2 Indemnification by Kaixin. Except as otherwise provided in this Agreement, Kaixin shall, for itself and as agent for each of its subsidiaries and VIEs, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the Renren Indemnitees from and against, and shall reimburse the Renren Indemnitees with respect to, any and all Losses that any third party seeks to impose upon the Renren Indemnitees, or which are imposed upon the Renren Indemnitees, and that relate to, arise or result from, whether prior to, on or following the Closing Date, any of the following items (without duplication):

(a)          any Kaixin Liability;

(b)         any breach by Kaixin or any of its subsidiaries and VIEs of this Agreement or any of the Inter-Company Agreements; and

(c)         any Liabilities relating to, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information (i) contained in the [CM Seven Star Proxy Statement provided by Kaixin or its Affiliates for inclusion therein], (other than information provided in writing by Renren or any of its subsidiaries or VIEs specifically for inclusion in the CM Seven Star Proxy Statement, (ii) contained in any public filings made by CM Seven Star with the SEC following the Closing Date or (iii) provided in writing by Kaixin or its subsidiaries or VIEs to Renren specifically for inclusion in Renren’s annual or quarterly reports following the Closing Date to the extent (A) such information pertains to (x) Kaixin or its subsidiaries or VIEs or (y) the Kaixin Business or (B) Renren has provided prior written notice to Kaixin that such information will be included in one or more annual or quarterly reports, specifying how such information will be presented, and the information is included in such annual or quarterly reports; provided that this sub-clause (B) shall not apply to the extent that any such Liability arises out of or results from, or in connection with, any action or inaction of Renren or any of its subsidiaries or VIEs, including as a result of any misstatement or omission of any information by Renren or its subsidiaries or VIEs to Kaixin.

In the event that Kaixin or any of its subsidiaries or VIEs makes a payment to the Renren Indemnitees hereunder, and any of the Renren Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third-party recovery (other than a recovery indirectly from Renren or its subsidiaries or VIEs), Renren will promptly repay (or will procure an Renren Indemnitee to promptly repay) Kaixin (or its subsidiary or VIE that has made the payment) the amount by which the payment made by Kaixin (or its subsidiary or VIE that has made the payment) exceeds the actual cost of the associated indemnified Liability.

Section 4.3 Indemnification by Renren. Except as otherwise provided in this Agreement, Renren shall, for itself and as agent for each of its subsidiaries and VIEs, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the Kaixin Indemnitees from and against, and shall reimburse each such Kaixin Indemnitee with respect to, any and all Losses that any third party seeks to impose upon the Kaixin Indemnitees or which are imposed upon the Kaixin Indemnitees to the extent relating to, arising from or resulting from, whether prior to, on or following the Closing Date, any of the following items (without duplication):

(a)         any Liability of Renren or its subsidiaries or VIEs and all Liabilities arising out of the operation or conduct of the Renren Business (in each case excluding the Kaixin Liabilities);

(b)         any breach by Renren or any member of the Renren Group of this Agreement or any of the Inter-Company Agreements; and

(c)         any Liabilities relating to, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information (i) contained in the [CM Seven Star Proxy Statement provided by Renren or its Affiliates for inclusion therein], (other than information provided in writing by Kaixin or any of its subsidiaries or VIEs specifically for inclusion in the CM Seven Star Proxy Statement, (ii) contained in any public filings made by Renren with the SEC following the Closing Date, or (iii) provided in writing by Renren or its subsidiaries or VIEs to Kaixin specifically for inclusion in [Kaixin’s or CM Seven Star’s] annual or quarterly reports following the Closing Date to the extent (A) such information pertains to (x) Renren or any of its subsidiaries or VIEs or (y) the Renren Business or (B) Kaixin or CM Seven Star has provided prior written notice to Renren that such information will be included in one or more annual or quarterly reports, specifying how such information will be presented, and the information is included in such annual or quarterly reports; provided that this sub-clause (B) shall not apply to the extent that any such Liability arises out of or results from, or in connection with, any action or inaction of Kaixin or any of its subsidiaries or VIEs, including as a result of any misstatement or omission of any information by Kaixin or any of its subsidiaries or VIEs to Renren.

In the event that Renren or any of its subsidiaries or VIEs makes a payment to the Kaixin Indemnitees hereunder, and any of the Kaixin Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third-party recovery (other than a recovery indirectly from Kaixin or its subsidiaries or VIEs), Kaixin will promptly repay (or will procure a Kaixin Indemnitee to promptly repay) Renren (or its subsidiary or VIE that has made the payment) the amount by which the payment made by Renren (or its subsidiary or VIE that has made the payment) exceeds the actual cost of the indemnified Liability.

Section 4.4 Procedures for Defense, Settlement and Indemnification of the Third Party Claims.

(a)         Notice of Claims. If an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) other than Renren, Kaixin and their subsidiaries and VIEs and CM Seven Star of any claim or of the commencement by any such Person of any Action (collectively, a “Third Party Claim”) with respect to which an Indemnifying Party may be obligated to provide indemnification, Renren or Kaixin, as applicable, will ensure that such Indemnitee shall give such Indemnifying Party written notice thereof within thirty (30) days after becoming aware of such Third Party Claim. Any such notice shall describe the Third Party Claim in reasonable detail. Notwithstanding the foregoing, the delay or failure of any Indemnitee or other Person to give notice as provided in this Section 4.4 shall not relieve the related Indemnifying Party of its obligations under this ARTICLE 4, except to the extent that such Indemnifying Party is actually and substantially prejudiced by such delay or failure to give notice.

(b)          Defense by Indemnifying Party. An Indemnifying Party shall be entitled to participate in the defense of any Third Party Claim and, to the extent that it wishes, at its cost, risk and expense, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee, unless the Indemnifying Party is also a party to such proceeding and the Indemnitee determines in good faith that joint representation would be materially prejudicial to the Indemnitee’s defense. After timely notice from the Indemnifying Party to the Indemnitee of such election to so assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnitee for any legal expenses of other counsel or any other expenses subsequently incurred by the Indemnitee in connection with the defense thereof. The Indemnitee agrees to cooperate in all reasonable respects with the Indemnifying Party and its counsel in the defense against any Third Party Claim. The Indemnifying Party shall be entitled to compromise or settle any Third Party Claim as to which it is providing indemnification, provided that any compromise or settlement shall be made only with the written consent of the Indemnitee, such consent not to be unreasonably withheld.

(c)          Defense by Indemnitee. If an Indemnifying Party fails to assume the defense of a Third Party Claim within thirty (30) days after receipt of notice of such claim, the Indemnitee will, upon delivering notice to such effect to the Indemnifying Party, have the right to undertake the defense, compromise or settlement of such Third Party Claim on behalf of and for the account of the Indemnifying Party subject to the limitations as set forth in this Section 4.4; provided, however, that such Third Party Claim shall not be compromised or settled without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. If the Indemnitee assumes the defense of any Third Party Claim, it shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall reimburse all such costs and expenses of the Indemnitee in the event it is ultimately determined that the Indemnifying Party is obligated to indemnify the Indemnitee with respect to such Third Party Claim. In no event shall an Indemnifying Party be liable for any settlement effected without its consent, which consent shall not be unreasonably withheld.

Section 4.5 Additional Matters.

(a)          Cooperation in Defense and Settlement. With respect to any Third Party Claim that implicates both the Kaixin Group and Renren Group in a material way due to the allocation of Liabilities, responsibilities for management of defense and related indemnities set forth in this Agreement or any of the Inter-Company Agreements, the Parties agree to cooperate fully and maintain a joint defense (in a manner that will preserve the attorney-client privilege, joint defense or other privilege with respect thereto) so as to minimize such Liabilities and defense costs associated therewith. Any Party that is not responsible for managing the defense of such Third Party Claims shall, upon reasonable request, be consulted with respect to significant matters relating thereto and may, if necessary or helpful, engage counsel to assist in the defense of such claims.

(b)          Subrogation. In the event of payment by or on behalf of any Indemnifying Party to or on behalf of any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee, in whole or in part based upon whether the Indemnifying Party has paid all or only part of the Indemnitee’s Liability, as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

Section 4.6 Survival of Indemnities. The rights and obligations of the Parties under this ARTICLE 4 shall survive the sale or other transfer by any Party of any of its assets or businesses or the assignment by it of any Liabilities or the acquisition of control of such Party (by sale of capital stock or other equity interests, merger, consolidation or otherwise).

Section 4.7 [Precedence. None of the provisions in this Agreement is intended to limit or affect the indemnification of CM Seven Star by Renren pursuant to the Exchange Agreement. In the event of conflict between this Agreement and the Exchange Agreement in respect of the indemnification of CM Seven Star by Renren, the Exchange Agreement shall prevail.]

ARTICLE 5

DISPUTE RESOLUTION

Section 5.1 Dispute Resolution.

(a)          Any dispute, controversy or claim arising out of or relating to this Agreement, Transitional Services Agreement or Non-Competition Agreement, or the breach, termination or validity thereof (“Dispute”) which arises between the Parties shall first be negotiated between appropriate senior executives of each Party who shall have the authority to resolve the matter. Such executives shall meet to attempt in good faith to negotiate a resolution of the Dispute prior to pursuing other available remedies, within ten (10) days of receipt by a Party of written notice of a Dispute, which date of receipt shall be referred to herein as the “Dispute Resolution Commencement Date.” Discussions and correspondence relating to trying to resolve such Dispute shall be treated as Confidential Information and Privileged Information of each of Renren and Kaixin developed for the purpose of settlement and shall be exempt from discovery or production and shall not be admissible in any subsequent proceeding between the Parties.

(b)          If the senior executives are unable to resolve the Dispute within sixty (60) days from the Dispute Resolution Commencement Date, then, the Dispute will be submitted to the boards of directors of Renren and Kaixin. Representatives of each board of directors shall meet as soon as practicable to attempt in good faith to negotiate a resolution of the Dispute.

(c)          If the representatives of the two boards of directors are unable to resolve the Dispute within one hundred twenty (120) days from the Dispute Resolution Commencement Date, on the request of any Party, the Dispute will be mediated by a mediator appointed pursuant to the mediation rules of the American Arbitration Association. Both Parties will share the administrative costs of the mediation and the mediator’s fees and expenses equally, and each Party shall bear all of its other costs and expenses related to the mediation, including but not limited to attorney’s fees, witness fees, and travel expenses. The mediation shall take place in [Beijing, China] or in whatever alternative forum on which the Parties may agree.

(d)         If the Parties cannot resolve any Dispute through mediation within forty- five (45) days after the appointment of the mediator (or the earlier withdrawal thereof), each Party shall be entitled to seek relief in a court of competent jurisdiction.

Unless otherwise agreed in writing, the Parties will continue to provide service and honor all other commitments under this Agreement and each Inter-Company Agreement during the course of dispute resolution pursuant to the provisions of this Section 5.1 with respect to all matters not subject to such dispute, controversy or claim.

ARTICLE 6

MISCELLANEOUS

Section 6.1 Consent of the Parties.

(a)          Any consent of Renren pursuant to this Agreement or any of the Inter- Company Agreements shall not be effective unless it is in writing and evidenced by the signature of the Chief Executive Officer or Chief Financial Officer of Renren (or such other person that the Chief Executive Officer, Chief Financial Officer or board of directors of Renren has specifically authorized in writing to give such consent).

(b)         Any consent of Kaixin [or CM Seven Star] pursuant to this Agreement or any of the Inter-Company Agreements shall not be effective unless it is in writing and evidenced by the signature of the Chief Executive Officer or Chief Financial Officer of Kaixin [or CM Seven Star] (or such other person that the Chief Executive Officer, Chief Financial Officer or board of directors of Kaixin [or CM Seven Star] has specifically authorized in writing to give such consent).

Section 6.2 Limitation of Liability. IN NO EVENT SHALL RENREN OR ANY OTHER MEMBER OF THE RENREN GROUP OR KAIXIN OR ANY OTHER MEMBER OF THE KAIXIN GROUP TO THE OTHER PARTY, OR ITS AFFILIATED COMPANIES FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY’S INDEMNIFICATION OBLIGATIONS FOR LIABILITIES AS SET FORTH IN THIS AGREEMENT OR IN ANY INTER-COMPANY AGREEMENT.

Section 6.3 Entire Agreement. This Agreement, the Inter-Company Agreements and the Exhibits and Schedules referenced or attached hereto and thereto constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

Section 6.4 Governing Law and Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, U.S.A. [Subject to Section 5.1, each of the Parties hereby submits unconditionally to the jurisdiction of, and agrees that venue shall lie exclusively in, the federal and state courts located in the City of New York for purposes of the resolution of any disputes arising under this Agreement.]

Section 6.5 Termination; Amendment. This Agreement may be terminated or amended by mutual consent of the Parties, evidenced by an instrument in writing signed on behalf of each of the Parties. In the event of termination pursuant to this Section 6.5, no Party shall have any liability of any kind to the other Party. This Agreement shall terminate on the date that is [one (1)] year after the first date upon which members of the Renren Group no longer collectively own at least [twenty percent (20%)] of the voting power of the then outstanding securities of CM Seven Star provided, however, that (i) the provisions of Section 3.9 shall survive for a period of [seven (7)] years after the termination of this Agreement, (ii) the provisions of Section 3.7, ARTICLE 4, ARTICLE 5 and ARTICLE 6 shall survive indefinitely after the termination of this Agreement; and (iii) the provision of Section 3.5 shall terminate on the earlier of (i) the [fifth (5th)] anniversary of the commencement of the cooperation period, or (ii) [one (1) year] after the first date upon which members of the Renren Group no longer collectively control at least [twenty percent (20%)] of the voting power of the then outstanding securities of CM Seven Star. For avoidance of doubt, the termination of this Agreement shall not affect the validity and effectiveness of the Transitional Services Agreement and the Non- Competition Agreement.

Section 6.6 Notices. Notices, offers, requests or other communications required or permitted to be given by a Party pursuant to the terms of this Agreement shall be given in writing to the other Party to the following addresses:

if to Renren:

5/F, North Wing

18 Jiuxianqiao Middle Road, Chaoyang District

Beijing 100016

People’s Republic of China

Attention: James Jian Liu

Email: james.liu@renren-inc.com

if to Kaixin:

5/F, North Wing

18 Jiuxianqiao Middle Road, Chaoyang District

Beijing 100016

People’s Republic of China

Attention: Thomas Jintao Ren

Email: jintao.ren@renren-inc.com

or to such other address, facsimile number or email address as the Party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance or termination shall be sent by hand delivery or recognized overnight courier. All other notices may also be sent by facsimile or email, confirmed by mail. All notices shall be deemed to have been given when received, if hand delivered; when transmitted, if transmitted by facsimile or email; upon confirmation of delivery, if sent by recognized overnight courier; and upon receipt if mailed.

Section 6.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

Section 6.8 Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may be enforced separately by each Party’s subsidiaries and VIEs. No Party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other Party, and any such assignment shall be void; provided, however, each Party may assign this Agreement to a successor entity in conjunction with such Party’s reincorporation in another jurisdiction or into another business form.

Section 6.9 Severability. If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 6.10 Failure or Indulgence not Waiver; Remedies Cumulative. No failure or delay on the part of any Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 6.11 Authority. Each of the Parties hereto represents to the others that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

Section 6.12 Interpretation. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, has the meaning assigned to such term in this Agreement. For all purposes of this Agreement: (i) all references in this Agreement to designated “Sections”, “Schedules”, “Exhibits” and other subdivisions are to the designated Sections, Schedules, Exhibits and other subdivisions of the body of this Agreement unless otherwise indicated; (ii) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; (iii) “or” is not exclusive; (iv) “including” and “includes” will be deemed to be followed by “but not limited to” and “but is not limited to”, respectively; (v) any definition of, or reference to, any law, agreement, instrument or other document herein will be construed as referring to such law, agreement, instrument or other document as from time to time amended, supplemented or otherwise modified; and (vi) any definition of, or reference to, any statute will be construed as referring also to any rules and regulations promulgated thereunder.

Section 6.13 Conflicting Agreements. None of the provisions of this Agreement is intended to supersede any provision in any Inter-Company Agreement or any other agreement with respect to the respective subject matters thereof. In the event of conflict between this Agreement and any Inter-Company Agreement or other agreement executed in connection herewith, the provisions of such other agreement shall prevail.

Section 6.14 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including any creditor of any Person. No such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any Liability (or otherwise) against either Party hereto.

Section 6.15 No Representations or Warranties. EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN ANY OTHER DOCUMENT, NO MEMBER OF EITHER OF THE KAIXIN GROUP AND THE RENREN GROUP MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, TO ANY MEMBER OF THE OTHER GROUP OR ANY OTHER PERSON WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER ANY OTHER DOCUMENT, OR THE BUSINESS, ASSETS, CONDITION OR PROSPECTS (FINANCIAL OR OTHERWISE) OF, OR ANY OTHER MATTER INVOLVING, EITHER BUSINESS, OR THE SUFFICIENCY OF ANY ASSETS TRANSFERRED TO THE APPLICABLE GROUP, OR THE TITLE TO ANY SUCH ASSETS, OR THAT ANY REQUIREMENTS OF APPLICABLE LAW ARE COMPLIED WITH RESPECT TO THE CONTRIBUTION OR ANY ASPECT OF OR ANY TRANSACTION EFFECTED IN CONNECTION WITH THE SEPARATION. EACH MEMBER OF EACH GROUP SHALL TAKE ALL OF THE BUSINESS, ASSETS AND LIABILITIES TRANSFERRED TO OR ASSUMED BY IT PURSUANT TO THIS AGREEMENT OR ANY DOCUMENT ON AN “AS IS, WHERE IS” BASIS, AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A SPECIFIC PURPOSE OR OTHERWISE ARE HEREBY EXPRESSLY DISCLAIMED.

[Signature pages follow]

WHEREFORE, the Parties have signed this Master Transaction Agreement effective as of the date first set forth above.

Renren Inc.

Name:
Title:

Kaixin Auto Group

Name:
Title:

[CM Seven Star Acquisition Corporation

Name:
Title:]

Schedule 3.1(a)

Existing Agreements

Schedule 3.13(a)

Employees Transferred to Kaixin

Schedule 3.13(b)

Employees Transferred to Renren

Schedule 3.13(c)

Employees Employed by Each of Renren and Kaixin

ANNEX D

FORM OF SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF CM SEVEN STAR

THE COMPANIES LAW (2018 REVISION)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION

OF

CM SEVEN STAR ACQUISITION CORPORATION

(Adopted by a Special Resolution passed on [●] 2018 and effective immediately prior to the completion of the Company’s acquisition of Kaixin Auto Group)

1.	The name of the Company is CM Seven Star Acquisition Corporation.

2.	The registered office of the Company shall be at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands or at such other place as the Directors may from time to time decide.

3.	Subject to the following provisions of this Memorandum of Association, the objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Law (2018 Revision) or as the same may be revised from time to time, or any other law of the Cayman Islands.

4.	Nothing in this Memorandum of Association shall permit the Company to carry on a business for which a license is required under the laws of the Cayman Islands unless duly licensed.

5.	The Company shall not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this clause shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of each Member is limited to the amount from time to time unpaid on such Member’s shares.

7.	The authorised share capital of the Company is US$[●] made up of [●] shares divided into [●] Ordinary Shares of a par value of US$0.0001 each.

8.	The Company has the power to redeem or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Companies Law (2018 Revision) and the Articles of Association and to issue any part of its capital, whether original, redeemed or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare, every issue of shares, whether declared to be preference or otherwise, shall be subject to the powers hereinbefore contained.

9.	The Company has the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

10.	Capitalized terms that are not defined in this Memorandum of Association bear the same meaning as those given in the Articles of Association of the Company.

THE COMPANIES LAW (2018 REVISION)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

CM SEVEN STAR ACQUISITION CORPORATION

(Adopted by a Special Resolution passed on [●] 2019 and effective immediately prior to the completion of the Company’s acquisition of Kaixin Auto Group)

TABLE A

The regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Law shall not apply to the Company and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“ADS”	an American Depositary Share representing Ordinary Shares;

“Affiliate”	with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control, with such specified Person; For purposes of these Articles, except as otherwise expressly provided herein, when used with respect to any Person, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “affiliated”, “controlling” and “controlled” have meanings correlative to the foregoing;

“applicable law”	includes the Law and Statutes, the rules and regulations of the Designated Stock Exchange, and any rules and regulations of the United States Securities and Exchange Commission that may apply to the Company by virtue of its trading on the Designated Stock Exchange, or of any other jurisdiction in which the Company is offering securities;

“Articles”	these Amended and Restated Articles of Association of the Company as amended from time to time;

“Business Day”	a day (excluding Saturdays or Sundays), on which banks in Hong Kong, Beijing, Shanghai and New York are open for general banking business throughout their normal business hours;

“capital”	the share capital from time to time of the Company;

“Chairman”	the chairman of the Board of Directors;

“Change of Control Event”	with respect to a Person, the occurrence of any of the following, whether in a single transaction or in a series of related transactions: (A) an amalgamation, arrangement, merger, consolidation, scheme of arrangement or similar transaction (i) in which such Person is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which such Person is incorporated or (ii) as result of which the holders of the voting securities of such Person do not hold more than 50% of the combined voting power of the voting securities of the surviving entity, or (B) sale, transfer or other disposition of all or substantially all of the assets of such Person (including without limitation in a liquidation, dissolution or similar proceeding);

“clearing house”	a clearing house recognised by the laws of the jurisdiction in which the shares of the Company (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction;

“Commission”	Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act;

“Companies Law” and “Law”	the Companies Law (2018 Revision) of the Cayman Islands and any statutory amendment or re-enactment thereof. Where any provision of the Companies Law is referred to, the reference is to that provision as amended by any law for the time being in force;

“Company”	CM Seven Star Acquisition Corporation, a Cayman Islands exempted company limited by shares;

“Company’s website”	the website of the Company, the address or domain name of which has been notified to Members;

“debenture” and “debenture holder”	a debenture and debenture holder(s) respectively, as those terms are defined in the rules of the Designated Stock Exchange;

“Designated Stock Exchange”	the Nasdaq Stock Market or any other stock exchange on which the Company’s Ordinary Shares are listed for trading;

“Directors”, “Board of Directors” and “Board”	the directors of the Company for the time being, or as the case may be, the Directors assembled as a Board or as a committee thereof;

“Dividend”	shall include bonus issues of shares or other securities of the Company and distributions permitted by the Law to be categorised as dividends;

“Effective Date”		the date of the closing of the Company’s acquisition of Kaixin Auto Group, pursuant to the Exchange Agreement

“electronic”		the meaning given to it in the Electronic Transactions Law (2003 Revision) of the Cayman Islands and any amendment thereto or re-enactments thereof for the time being in force;

“electronic communication”		electronic posting to the Company’s Website, transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by not less than two-thirds of the vote of the Board;

“Exchange Agreement”		that certain share exchange agreement dated October [24], 2018; among the Company, Renren and Kaixin Auto Group

“Foreign Private Issuer”		a “foreign private issuer” as defined in Rule 3b-4 under the Securities Exchange Act;

“in writing”		includes writing, printing, lithograph, photograph, type-writing and every other mode of representing words or figures in a legible and non-transitory form and, only where used in connection with a notice served by the Company on Members or other persons entitled to receive notices hereunder, shall also include a record maintained in an electronic medium which is accessible in visible form so as to be useable for subsequent reference;

“Member”		has the meaning given to it in the Companies Law;

“Memorandum of Association”		the Memorandum of Association of the Company, as amended from time to time;

“month”		a calendar month;

“Ordinary Resolution”		a resolution:

(a)

passed by a simple majority of votes cast by such Members as, being entitled to do so, vote in person or, in the case of any Member being an organization, by its duly authorised representative or, where proxies are allowed, by proxy at a general meeting of the Company; or

	(b)	approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments if more than one, is executed;

“Ordinary Share”		an Ordinary Share of a par value of US$0.0001 in the share capital of the Company;

“ordinary shares”		the Ordinary Shares, collectively or any of them;

“paid up”	paid up as to the par value and any premium payable in respect of the issue of any shares and includes credited as paid up;

“Percentage Ownership”	with respect to a Person’s ownership in another Person, the lesser of (a) the voting rights that such Person directly or indirectly holds in such other Person as a percentage of all of the outstanding voting rights in such other Person and (b) the equity interests that such Person directly or indirectly (through wholly-owned subsidiaries) holds in such other Person as a percentage of all of the outstanding equity interests in such other Person;

“Person”	any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires;

“Register of Members”	the register kept by the Company in accordance with the Companies Law;

“Renren”	Renren Inc., a company incorporated under the laws of the Cayman Islands;

“Renren Base Holding”	[●] Ordinary Shares

“Renren Parties”	as of the time specified or, if no time is specified, from time to time, collectively (i) Renren and (ii) each Affiliate of Renren whose financial statements are required under generally accepted accounting principles to be reported by Renren on a consolidated basis;

“Seal”	the Common Seal of the Company (if adopted) including any facsimile thereof;

“secretary”	the person appointed as company secretary by the Board from time to time;

“Securities Act”	the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

“Securities Exchange Act”	the Securities Exchange Act of 1934 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

“share”	any share in the capital of the Company, without regard to class and includes a fraction of a share;

“signed”	includes a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication;

“Special Resolution”	a resolution passed at a general meeting (or, if so specified, a meeting of Members holding a class of shares) of the Company by a majority of not less than two-thirds (2/3) of the votes cast (save that with respect to the matters referred to in Article 9(d)(ii)(a), (b) and (g) in respect of the Company, the resolution shall be passed by a majority of not less than two-thirds (2/3) of the votes cast which must include the affirmative vote of Renren), or a written resolution passed by unanimous consent of all Members entitled to vote.

“Statutes”	the Companies Law and every other law and regulation of the legislature of the Cayman Islands for the time being in force concerning companies and affecting the Company, its Memorandum of Association and/or these Articles;

“Subsidiaries”	with respect to any Person, any or all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by such person directly or indirectly through one or more intermediaries;

“SVF”	Shareholder Value Fund, a company incorporated under the laws of the Cayman Islands;

“Transfer”	any sale, transfer or other disposition, whether or not for value;

“United States Dollars,” or “US$”	dollars, the legal currency of the United States of America; and

“year”	a calendar year.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender;

(c)	words importing persons only shall include companies or associations or bodies of persons, whether corporate or not;

(d)	“may” shall be construed as permissive and “shall” shall be construed as imperative;

(e)	references to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(f)	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms; and

(g)	Section 8 and 19(3) of the Electronic Transactions Law (2003 Revision) shall not apply.

3.	Subject to the last two preceding Articles, any words defined in the Companies Law shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	Subject to the Statutes, the business of the Company may be conducted as the Directors see fit.

5.	The registered office of the Company shall be at such address in the Cayman Islands as the Directors shall from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

ISSUE OF SHARES

6.	Subject to these Articles, all Shares for the time being unissued shall be under the control of the Directors who may, in their absolute discretion and without the approval of the Members, cause the Company to:

(a)	issue, allot and dispose of Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine;

(b)	grant rights over Shares or other securities to be issued in one or more classes or series as they deem necessary or appropriate and determine the designations, powers, preferences, privileges and other rights attaching to such Shares or securities, including dividend rights, voting rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers, preferences, privileges and rights associated with the then issued and outstanding Shares, at such times and on such other terms as they think proper; and

(c)	grant options with respect to Shares and issue warrants or similar instruments with respect thereto.

7.	The Directors may provide, out of the unissued shares, for series of preferred shares. Before any preferred shares of any such series are issued, the Directors shall fix, by resolution or resolutions, the following provisions of the preferred shares thereof:

(a)	the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)	whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of preferred shares;

(d)	whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	the amount or amounts payable upon preferred shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f)	whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)	whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or shares of any other class of shares or any other series of preferred shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

Without limiting the foregoing and subject to the Articles, the voting powers of any series of preferred shares may include the right, in the circumstances specified in the resolution or resolutions providing for the issuance of such preferred shares, to elect one or more Directors who shall serve for such term and have such voting powers as shall be stated in the resolution or resolutions providing for the issuance of such preferred shares.

8.	The powers, preferences and relative, participating, optional and other special rights of each series of preferred shares, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of preferred shares shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

RIGHTS AND RESTRICTIONS ATTACHING TO ORDINARY SHARES

9.	Each Ordinary Share shall have the same rights, including economic and income rights, in all circumstances. The rights and restrictions attaching to the ordinary shares are as follows:

(a)	Income

Holders of Ordinary Shares shall be entitled to such dividends as the Directors may in their absolute discretion lawfully declare from time to time.

(b)	Capital

Holders of Ordinary Shares shall be entitled to a return of capital on liquidation, dissolution or winding-up of the Company (other than on a conversion, redemption or purchase of shares, or an equity financing or series of financings that do not constitute the sale of all or substantially all of the shares of the Company).

(c)	Change of Control Event

Each Ordinary Share shall have the same rights upon a Change of Control Event with respect to their rights and interests in the Company, including without limitation receiving the same consideration on a per share basis.

(d)	Attendance at General Meetings and Voting

Holders of ordinary shares have the right to receive notice of, attend, speak and vote at general meetings of the Company. Holders of Ordinary Shares shall at all times vote together as one class on all matters submitted to a vote by Members, and, where a poll is requested, each Ordinary Share shall be entitled to one vote on all matters subject to a vote at general meetings of the Company.

Notwithstanding any provision of these Articles to the contrary:

(i)	the following matters are subject to the approval by Renren and, for a period of twenty-four (24) months from the Effective Date, SVF:

a)	any action that authorizes, creates or issues any securities or class of securities of the Company and its Subsidiaries other than (i) pursuant to a duly adopted equity-based incentive plan of the Company or a Subsidiary approved by the Board in accordance with this Article (excluding, for the avoidance of doubt, the equity incentive plan adopted on the Effective Date in accordance with the terms of the Exchange Agreement);

b)	any establishment of or amendment to any equity-based incentive plan of the Company or any of its Subsidiaries, including any equity appreciation, phantom equity, equity plans or similar rights with respect to the Company or any of its Subsidiaries;

c)	the selection of underwriters and the exchange on which any equity interests of the Company (including the Ordinary Shares), or any equity securities of a Subsidiary will be listed,

d)	the declaration, set aside, or payment of any scrip dividend on, or other distribution that is deemed to be a dilutive event with respect to, any equity interests of the Company or any of its Subsidiaries;

(ii)	the following matters are subject to the approval by Renren for so long as Renren Parties continue to collectively hold at least the Renren Base Holding:

a)	election of Director(s) to the Board at an annual general meeting of the Company;

b)	any amendment of the Memorandum or the Articles or the constitutional documents of any of the Company’s Subsidiaries, including without limitation any amendment or change of the rights, preferences, privileges or powers, or other terms of, or the restrictions provided for the benefit of any securities of the Company and its Subsidiaries;

c)	any action to nominate, appoint, suspend or remove any executive officer or other member of management of the Company and its Subsidiaries, or the adoption of any employment or personnel policies of the Company or its Subsidiaries;

d)	any related party transaction between a member of any the senior management of the Company or its Subsidiaries or any of such management member’s respective Affiliates, on the one hand, and any of the Company or its Subsidiaries, on the other hand, including any amendment or termination of such related party transaction other than pursuant to its terms, other than (i) loans to employees of the Company or its Subsidiaries in an aggregate amount outstanding at any given time not exceeding RMB[●], so long as the details of such loans are promptly disclosed in writing to Renren; or (ii) transactions that do not exceed US$[●] in the aggregate in any 12-month period, whether based on payments made or the value of the subject matter of such transactions, so long as such transactions are promptly disclosed in writing to Renren;

e)	any Change of Control Event;

f)	any acquisition of material assets or any equity interests of any other Person;

g)	the liquidation, dissolution or winding-up of the Company or any of its Subsidiaries;

h)	the declaration, set aside, or payment of any dividend on, or other distribution with respect to, any equity interests of any the Company or its Subsidiaries (save for scrip dividends and similar dilutive events whereby SVF consent and approval is also required pursuant to Article 9(d)(i));

i)	the appointment or removal of the auditors of the Company or any change in accounting policies of the Company or its Subsidiaries;

j)	the granting of exclusivity to any third party with respect to any rights, assets or opportunities of, or rights or opportunities to do business with, the Company or its Subsidiaries;

k)	the incurrence of any material indebtedness or guarantees, or the grant or creation of any material security interest, mortgage, charge, pledge, lien or other encumbrance on any assets of the Company or its Subsidiaries in connection with the incurrence of such material indebtedness or guarantees (other than transactions involving such incurrences or such grants or creations in connection therewith that, in each case, arise in the ordinary course of business consistent with past practice);

l)	any sale, transfer, disposition, licensing, assignment or pledge of, or grant or creation of any security interest, mortgage, charge, pledge, lien or other encumbrance on, any material assets of the Company or any of its Subsidiaries, including any technology or intellectual property of the Company or any of its Subsidiaries any (other than the non-exclusive licensing of technology or intellectual property in the ordinary course of business consistent with past practice);

m)	any purchase or redemption of any equity interests of the Company or its Subsidiaries by the Company or its Subsidiaries other than the repurchases of equity interests of the Company or its Subsidiaries from its employees or consultants pursuant to a duly adopted equity-based incentive plan approved by the Board and approved in accordance with this Article 9(d)(ii) at a price equal to the lower of (i) the fair market value thereof or (ii) the original cost thereof;

n)	the formation by Company or its Subsidiaries of any material joint ventures or partnerships (including any material strategic alliances or cooperation arrangements);

o)	any material amendments to any contractual arrangements with respect to the ownership, voting rights, economic rights or control of any variable interest entity;

p)	any registration by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands or deregistration in the Cayman Islands;

q)	any agreement or commitment to do any of the foregoing; and

r)	any delegation of authority in respect of any of the foregoing matters to any committee of the Board or any other person.

REGISTER OF MEMBERS AND SHARE CERTIFICATES

10.	The Company shall maintain a Register of Members and a Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates (if any) shall specify the share or shares held by that person and the amount paid up thereon, provided that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all. All certificates for shares shall be delivered personally or sent through the post addressed to the Member entitled thereto at the Member’s registered address as appearing in the register.

11.	All share certificates shall bear legends required under the applicable laws, including the Securities Act.

12.	Any two or more certificates representing shares of any one class held by any Member may at the Member’s request be cancelled and a single new certificate for such shares issued in lieu on payment (if the Directors shall so require) of US$1.00 or such smaller sum as the Directors shall determine.

13.	If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued to the relevant Member upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

14.	In the event that shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

TRANSFER OF SHARES

15.	Shares of the Company are transferable; provided that the Board may, in its sole discretion, decline to register any transfer of any share which is not fully paid up or on which the Company has a lien.

(a)	The Directors may also decline to register any transfer of any share unless:

(i)	the instrument of transfer is lodged with the Company, accompanied by the certificate for the shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(ii)	the shares to be transferred are free of any lien in favor of the Company;

(iii)	the instrument of transfer is in respect of only one Class of Shares;

(iv)	the instrument of transfer is properly stamped, if required; and

(v)	in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four; a fee of such maximum sum as the Designated Stock Exchange may determine to be payable, or such lesser sum as the Board may from time to time require, is paid to the Company in respect thereof.

(b)	If the Directors refuse to register a transfer they shall, within two months after the date on which the instrument of transfer was lodged, send to each of the transferor and the transferee notice of such refusal.

16.	The registration of transfers may, on 14 days’ notice being given by advertisement in one or more newspapers or by electronic means, be suspended and the register closed at such times and for such periods as the Board may from time to time determine.

17.	The instrument of transfer of any share shall be in writing and executed by or on behalf of the transferor (and if the Directors so require, signed by the transferee). Without prejudice to the last preceding Article, the Board may also resolve, either generally or in any particular case, upon request by either the transferor or transferee, to accept mechanically executed transfers. The transferor shall be deemed to remain a holder of the share until the name of the transferee is entered in the Register of Members.

18.	All instruments of transfer registered shall be retained by the Company.

REDEMPTION AND PURCHASE OF OWN SHARES

19.	Subject to the provisions of the Statutes and these Articles, the Company may:

(a)	issue shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Member and the redemption of shares shall be effected on such terms and in such manner as the Board may, before the issue of such shares, determine;

(b)	purchase its own shares (including any redeemable shares) on such terms and in such manner as have been approved by the Board or by the Members by Ordinary Resolution (provided that no such purchase may be made contrary to the terms or manner recommended by the Board), or are otherwise authorized by these Articles; and

(c)	the Company may make a payment in respect of the redemption or purchase of its own shares in any manner permitted by the Statutes, including out of capital.

20.	Purchase of shares listed on the Designated Stock Exchange: the Company is authorised to purchase any share listed on the Designated Stock Exchange in accordance with the following manner of purchase:

(a)	the maximum number of shares that may be repurchased shall be equal to the number of issued and outstanding shares less one share; and

(b)	the repurchase shall be at such time, at such price and on such other terms as determined and agreed by the Board in their sole discretion; provided, however, that:

(i)	such repurchase transactions shall be in accordance with the relevant code, rules and regulations applicable to the listing of the shares on the Designated Stock Exchange; and

(ii)	at the time of the repurchase, the Company is able to pay its debts as they fall due in the ordinary course of its business.

20A.	Purchase of shares not listed on the Designated Stock Exchange: the Company is authorised to purchase any shares not listed on the Designated Stock Exchange in accordance with the following manner of purchase:

(a)	the Company shall serve a repurchase notice in a form approved by the Board on the Member from whom the shares are to be repurchased at least two Business Days prior to the date specified in the notice as being the repurchase date;

(b)	the price for the shares being repurchased shall be such price agreed between the Board and the applicable Member;

(c)	the date of repurchase shall be the date specified in the repurchase notice; and

(d)	the repurchase shall be on such other terms as specified in the repurchase notice as determined and agreed by the Board and the applicable Member in their sole discretion.

21.	The redemption or purchase of any share shall not be deemed to give rise to the redemption or purchase of any other share and the Company is not obligated to purchase any other share other than as may be required pursuant to applicable law and any other contractual obligations of the Company.

22.	The holder of the shares being purchased shall be bound to deliver up to the Company the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS ATTACHING TO SHARES

23.	If at any time the share capital is divided into different classes or series of shares, the rights attaching to any class or series (unless otherwise provided by the terms of issue of the shares of that class or series) may, subject to these Articles, be varied or abrogated with the consent in writing of the holders of a majority of the issued shares of that class or series or with the sanction of a Special Resolution passed at a general meeting of the holders of the shares of that class or series.

24.	The provisions of these Articles relating to general meetings shall apply to every such general meeting of the holders of one class or series of shares except the following:

(a)	separate general meetings of the holders of a class or series of shares may be called only by (i) the Chairman of the Board, or (ii) a majority of the entire Board of Directors (unless otherwise specifically provided by the terms of issue of the shares of such class or series). Nothing in this Article 24 shall be deemed to give any Member or Members the right to call a class or series meeting.

(b)	the necessary quorum shall be one or more persons holding or representing by proxy at least one-third of the issued shares of the class or series and any holder of shares of the class or series present in person or by proxy may demand a poll.

25.	The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking in priority thereto or pari passu therewith.

COMMISSION ON SALE OF SHARES

26.	The Company may in so far as the Statutes from time to time permit make any payment of a commission to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any shares of the Company. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage fees as may be lawful.

NON-RECOGNITION OF TRUSTS

27.	No person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any share, or any interest in any fractional part of a share, or (except only as is otherwise provided by these Articles or the Statutes) any other rights in respect of any share except an absolute right to the entirety thereof vested in the registered holder.

LIEN ON SHARES

28.	The Company shall have a first and paramount lien and charge on all shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such share shall operate as a waiver of the Company’s lien (if any) thereon. The Company’s lien (if any) on a share shall extend to all dividends or other monies payable in respect thereof.

29.	The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of 14 calendar days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the share, or the persons entitled thereto by reason of his death or bankruptcy.

30.	For giving effect to any such sale the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

31.	The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the shares prior to the sale) be paid to the person entitled to the shares at the date of the sale.

CALLS ON SHARES

32.	Subject to the terms of allotment, the Directors may from time to time make calls upon the Members in respect of any money unpaid on their shares, and each Member shall (subject to receiving at least 14 calendar days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on his shares. A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

33.	The joint holders of a share shall be jointly and severally liable to pay calls in respect thereof.

34.	The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the amount of the share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

35.	The Directors may make arrangements on the issue of shares for a difference between the Members, or the particular shares, in the amount of calls to be paid and in the times of payment.

36.	The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him as may be agreed upon between the Member paying the sum in advance and the Directors. No such sum paid in advance of calls shall entitle the Member paying such sum to any portion of a dividend declared in respect of any period prior to the date upon which such sum would, but for such payment, become presently payable.

FORFEITURE OF SHARES

37.	If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of such much of the call or instalment as is unpaid.

38.	The notice shall name a further day (not earlier than the expiration of 14 calendar days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

39.	If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

40.	A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

41.	A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company receives payment in full of the fully paid up amount of the shares.

42.	A certificate in writing under the hand of a Director of the Company, which certifies that a share has been forfeited on a date stated in the certificate, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share or any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

43.	The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a share becomes due and payable, whether on account of the amount of the share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSMISSION OF SHARES

44.	The legal personal representative of a deceased sole holder of a share shall be the only person recognised by the Company as having any title to the share. In the case of a share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only person recognised by the Company as having any title to the share.

45.	Any person becoming entitled to a share in consequence of the death or bankruptcy of a Member shall upon such evidence being produced as may from time to time be properly required by the Directors, have the right either to be registered as a Member in respect of the share or, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made. If the person so becoming entitled shall elect to be registered himself as holder he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

46.	A person becoming entitled to a share by reason of the death or bankruptcy or winding-up of the holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company, provided however, that the Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 calendar days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the share until the requirements of the notice have been complied with.

ALTERATION OF CAPITAL

47.	Subject to Article 9(d), the Company may by Ordinary Resolution:

(a)	increase its share capital by such sum, to be divided into shares of such classes and amount, as the resolution shall prescribe;

(b)	consolidate and divide all or any of its share capital into shares of larger par value than its existing shares;

(c)	sub-divide its existing shares or any of them into shares of a smaller par value than is fixed by the Company’s Memorandum of Association (subject, nevertheless, to the Law) provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in case of the share from which the reduced share is derived; and

(d)	cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

48.	Subject to the provisions of the Statutes and these Articles as regards to the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

49.	All new shares created hereunder shall be subject to the same provisions with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the shares in the original share capital.

CLOSING REGISTER OF MEMBERS AND FIXING RECORD DATE

50.	For the purpose of determining those Members that are entitled to receive notice of, attend or vote at any meeting of Members or any adjournment thereof, or those Members that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Member for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period but not to exceed in any case 30 calendar days. If the Register of Members shall be so closed for the purpose of determining those Members that are entitled to receive notice of, attend or vote at a meeting of Members such register shall be so closed for at least 10 calendar days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

51.	In lieu of or apart from closing the Register of Members, the Directors may fix in advance a date as the record date for any such determination of those Members that are entitled to receive notice of, attend or vote at a meeting of the Members and for the purpose of determining those Members that are entitled to receive payment of any dividend, the Directors may, at or within 30 calendar days prior to the date of declaration of such dividend fix a subsequent date as the record date of such determination.

52.	If the Register of Members is not so closed and no record date is fixed for the determination of those Members entitled to receive notice of, attend or vote at a meeting of Members or those Members that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

GENERAL MEETINGS

53.	All general meetings of the Company other than annual general meetings shall be called extraordinary general meetings.

54.	The Company may hold an annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as the Directors shall determine.

(a)           At these meetings the report of the Directors (if any) shall be presented.

(b)	If the Company is exempted as defined in the Statute, it may but shall not be obliged to hold an annual general meeting.

55.	[Any Director]/[The Chairman or a majority of the Directors] may, and the Directors shall on the requisition of Members of the Company holding as at the date of the deposit of the requisition not less than one-fifth of such of the aggregate voting power of the Company as at the date of the deposit carries the right of voting at general meetings of the Company, proceed to convene a general meeting of the Company.

(a)	The requisition must state the objects of the meeting and must be signed by the requisitionists and be deposited at the registered office of the Company and may consist of several documents in like form each signed by one or more requisitionists.

(b)	If there are no Directors as at the date of deposit of the Members’ requisition or if the Directors do not within twenty-one (21) days from the date of the deposit of the requisition duly proceed to convene a general meeting, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three months after the expiration of the said twenty-one (21) days.

(c)	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

(d)	Any resolutions passed on the extraordinary general meetings convened pursuant to sub-Article (a) above should be by Special Resolutions.

NOTICE OF GENERAL MEETINGS

56.	At least seven calendar days’ notice shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting by all the Members (or their proxies) entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting by a majority in number of the Members (or their proxies) having a right to attend and vote at the meeting, being a majority together holding not less than ninety five percent in par value of the shares giving that right.

56A.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Member shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

57.	No business except for the appointment of a chairman for the meeting shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. At least one Member, and not less than an aggregate of one-third of all voting power of the Company share capital in issue, shall be present in person or by proxy and entitled to vote shall be a quorum for all purposes.

58.	If determined by the Board of Directors and specified in the notice of a general meeting, a person may participate in a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

59.	If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the meeting shall be dissolved.

60.	The Chairman shall preside as chairman at every general meeting of the Company, except as provided in Article 61 below.

61.	If there is no such Chairman, or if at any meeting the Chairman is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Directors present shall elect one of their members to be the chairman of the meeting, or, if no Director is so elected and willing to be the chairman of the meeting, the Members present shall choose a chairman of the meeting.

62.	The chairman of a general meeting may with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 10 calendar days or more, not less than 7 Business Days’ notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

63.	Subject to Article 9(d), at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by one or more Members present in person or by proxy entitled to vote and who together hold not less than one tenth of the paid up voting share capital of the Company or by the chairman of the meeting, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

64.	If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand for a poll may be withdrawn.

65.	In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

66.	A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

66A.	A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, in the case of corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

VOTES OF MEMBERS

67.	In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

68.	A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, or other person in the nature of a committee appointed by that court, and any such committee or other person, may on a poll, vote by proxy.

69.	No Member shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company have been paid.

70.	On a poll, votes may be given either personally or by proxy.

71.	The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorised. A proxy need not be a Member of the Company.

72.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve. The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

73.	The instrument appointing a proxy shall be deposited at the registered office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company:

(a)           not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote; or

(b)           in the case of a poll taken more than 48 hours after it is demanded, be deposited as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

(c)           where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded be delivered at the meeting at which the poll was demanded to the chairman or to the secretary or to any Director;

provided that the Directors may in the notice convening the meeting, or in an instrument of proxy sent out by the Company, direct that the instrument appointing a proxy may be deposited (no later than the time for holding the meeting or adjourned meeting) at the registered office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company. The Chairman may in any event at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted shall be invalid.

74.	Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETING

75.	Any corporation which is a Member or a Director may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member.

CLEARING HOUSES

76.	If a clearing house (or its nominee) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of Members of the Company provided that, if more than one person is so authorised, the authorisation shall specify the number and class of shares in respect of which each such person is so authorized. A person so authorised pursuant to this provision shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual Member of the Company holding the number and class of shares specified in such authorization, including the right to vote individually on a show of hands.

DIRECTORS

77.	The Board shall consist of not less than three (3) Directors and no more than nine (9) Directors (exclusive of alternate Directors), provided that (subject to Article) the Company may from time to time by Special Resolution increase or decrease the number of Directors on the Board. For so long as the Shares are listed on the Designated Stock Exchange, the Directors shall include such number of independent directors as applicable law, rules or regulations or the Designated Stock Exchange Rules require, unless the Board resolves to follow any available exceptions or exemptions.

(a)           For so long as Renren Parties continue to collectively hold at least the Renren Base Holding, Renren will have the right to appoint or remove (Y) when the Company is not a Foreign Private Issuer, four (4) Directors, and (Z) when the Company is a Foreign Private Issuer, six (6) Directors, or such greater number of Directors as required in order to allow Renren to appoint the majority of the Directors (each a “Renren Director”), by delivering a written notice to the Company.

(b)           Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified. The Board of Directors shall have a Chairman elected and appointed by a majority of the Directors then in office. The Directors may also elect a Co-Chairman or a Vice-Chairman of the Board of Directors (the “Co-Chairman”). The Chairman shall preside as chairman at every meeting of the Board of Directors. To the extent the Chairman is not present at a meeting of the Board of Directors within sixty minutes after the time appointed for holding the same, the Co-Chairman, or in his absence, the attending Directors may choose one Director to be the chairman of the meeting. Other than as provided in Article 101, the Chairman’s voting right as to the matters to be decided by the Board of Directors shall be the same as other Directors.

(c)	Subject to these Articles and the Companies Law, the Company may by Ordinary Resolution elect any person to be a Director either to fill a casual vacancy on the Board or as an addition to the existing Board. The Directors by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, or the sole remaining Director, shall have the power from time to time and at any time to appoint any person as a Director to fill a casual vacancy on the Board or as an addition to the existing Board, subject to the Company’s compliance with the director nomination procedures required under the applicable corporate governance rules of the Designated Stock Exchange’ as long as the Company’s Ordinary Shares (or any ADSs representing the Ordinary Shares) are trading on the Designated Stock Exchange.

(d)	A Director may be removed from office by Special Resolution at any time before the expiration of his term notwithstanding any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement).

(e)	A vacancy on the Board created due to any reason may be filled by the election or appointment by Ordinary Resolution at the meeting at which a Director is removed or by the affirmative vote of a simple majority of the remaining Directors present and voting at a duly called and constituted Board meeting. Notwithstanding anything to the contrary in these Articles, any persons entitled to designate any individual to be elected as a Director pursuant to (a) above shall have the exclusive right to remove any such Director occupying such position and to fill any vacancy caused by the death, disability, retirement, resignation or removal of any Director occupying such position during the periods specified in (b) above.

78.	The Board may, from time to time, and except as required by applicable law or the listing rules of the Designated Stock Exchange, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Board on various corporate governance related matters as the Board shall determine by resolution from time to time.

79.	A Director shall not be required to hold any shares in the Company by way of qualification. A Director who is not a Member of the Company shall nevertheless be entitled to receive notice of and to attend and speak at general meetings of the Company and all classes of shares of the Company.

DIRECTORS’ FEES AND EXPENSES

80.	The Directors may receive such remuneration as the Board may from time to time determine. The Directors shall be entitled to be repaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred by them in attending meetings of the Board or committees of the Board or general meetings or separate meetings of any class of shares or of debentures of the Company or otherwise in connection with the discharge of his duties as a Director or to receive such fixed allowance in respect thereof as may be determined by the Directors from time to time, or a combination partly of one such method and partly the other.

ALTERNATE DIRECTOR

81.	Any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be required to sign such written resolutions where they have been signed by the appointing director, and to act in such Director’s place at any meeting of the Directors at which the appointing Director is unable to be present. Every such alternate shall be entitled to attend and vote at meetings of the Directors as a Director when the Director appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall be deemed for all purposes to be a Director of the Company and shall not be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

82.	Any Director may appoint any person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairman of the meeting at which such proxy is to be used, or first used, prior to the commencement of the meeting.

POWERS AND DUTIES OF DIRECTORS

83.	Subject to the provisions of the Companies Law, these Articles and to any resolutions made in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution made by the Company in a general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

84.	Subject to these Articles, the Directors may from time to time appoint any person, whether or not a Director of the Company, to hold such office in the Company as the Directors may think necessary for the administration of the Company, including without prejudice to the foregoing generality, the office of Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or Chief Technology Officer, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. The Directors may also appoint one or more members of their body (but not an alternate Director) to the office of Managing Director upon like terms, but any such appointment shall ipso facto determine if any Managing Director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

85.	The Directors may appoint any natural person or corporation to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

86.	The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

87.	The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

88.	The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

89.	The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any of the aforesaid.

90.	The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

91.	Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretions for the time being vested to them.

BORROWING POWERS OF DIRECTORS

92.	The Directors may exercise all the powers of the Company to raise or borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof, to issue debentures, debenture stock, bonds and other securities, whether outright or as collateral or as security for any debt, liability or obligation of the Company or of any third party.

DISQUALIFICATION OF DIRECTORS

93.	Notwithstanding anything in these Articles, the office of a Director shall be vacated, if the Director:

(a)	dies, becomes bankrupt or makes any arrangement or composition with his creditors;

(b)	is found to be or becomes of unsound mind;

(c)	resigns his office by notice in writing to the Company;

(d)	without special leave of absence from the Board, is absent from meetings of the Board for three consecutive meetings and the Board resolves that his office be vacated; or

(e)	shall be removed from office pursuant to Article 77(d) or the Statutes.

PROCEEDINGS OF DIRECTORS

94.	The Directors may meet together (whether within or outside the Cayman Islands) for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit.

95.	The Chairman or at least a majority of the Directors then in office may at any time summon a meeting of the Directors, provided every other Director and alternate Director has been provided at least 48 hours’ prior notice of the date, time, venue and the proposed agenda of the proposed meeting of the Directors.

96.	Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (in person or by telephone) or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

97.	A Director or Directors may participate in any meeting of the Board of Directors, or of any committee appointed by the Board of Directors of which such Director or Directors are members, by means of conference telephone, video conference or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

98.	The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors then in office, including the Chairman and at least two Renren Directors, provided that a Director and his appointed alternate Director shall be considered only one person for this purpose. A meeting of the Directors at which a quorum is present when the meeting proceeds to business shall be competent to exercise all powers and discretions for the time being exercisable by the Directors. A meeting of the Directors may be held by means of telephone or teleconferencing or any other telecommunications facility provided that all participants are thereby able to communicate immediately by voice with all other participants.

99.	If a quorum is not present at a Board meeting within thirty (30) minutes following the time appointed for such board meeting, the relevant meeting shall be adjourned for a period of at least three (3) Business Days and the presence of any three (3) directors shall constitute a quorum at such adjourned meeting. A meeting of the Directors at which a quorum is present when the meeting proceeds to business shall be competent to exercise all powers and discretions for the time being exercisable by the Directors.

100.	Questions arising at any meeting of the Directors shall be decided by a majority of votes and each Director shall be entitled to one (1) vote in deciding matters deliberated at any meeting of the Directors.

101.	In case of equality of votes, the Chairman shall have a second or casting vote.

102.	Except as required by the Company’s corporate governance policies, a Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

103.	A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

104.	Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

105.	The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)	all appointments of officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

106.	When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

107.	A resolution signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his appointer), shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted and when signed, a resolution may consist of several documents each signed by one or more of the Directors.

108.	The continuing Directors may act, notwithstanding any vacancy in their body, but if their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, then the continuing Directors may act only to increase the number or to summon a general meeting of the Company, but for no other purpose.

109.	The Board may delegate any of its powers, authorities and discretions to committees, consisting of such Director or Directors and other persons as it thinks fit, and they may, from time to time, revoke such delegation or revoke the appointment of and discharge any such committees either wholly or in part, and either as to persons or purposes. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board. A committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

110.	A committee appointed by the Directors may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

111.	All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

PRESUMPTION OF ASSENT

112.	A Director who is present at a meeting of the Board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

DIVIDENDS, DISTRIBUTIONS AND RESERVE

113.	Subject to any rights and restrictions for the time being attached to any class or classes of shares and these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor. At any and every time the Directors declare dividends, Ordinary Shares shall have identical rights in the dividends so declared.

114.	Subject to any rights and restrictions for the time being attached to any class or classes of shares and these Articles, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

115.	The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments (other than shares of the Company) as the Directors may from time to time think fit.

116.	Any dividend may be paid by cheque or wire transfer to the registered address of the Member or person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such person and such address as the Member or person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the person to whom it is sent or to the order of such other person as the Member or person entitled, or such joint holders as the case may be, may direct.

117.	The Directors when paying dividends to the Members in accordance with the foregoing provisions may make such payment either in cash or in specie.

118.	Dividends may be declared and paid out of profits of the Company, realised or unrealised, or from any reserve set aside from profits which the Directors determine is no longer needed. Dividends may also be declared and paid out of share premium account or any other fund or account which can be authorised for this purpose in accordance with the Companies Law.

119.	Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid or credited as fully paid on the shares, but if and so long as nothing is paid up on any of the shares in the Company dividends may be declared and paid according to the amounts of the shares. No amount paid on a share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the share.

120.	If several persons are registered as joint holders of any share, any of them may give effectual receipts for any dividend or other monies payable on or in respect of the share.

121.	No dividend shall bear interest against the Company.

122.	Any dividend unclaimed after a period of six calendar years from the date of declaration of such dividend may be forfeited by the Board of Directors and, if so forfeited, shall revert to the Company.

BOOK OF ACCOUNTS

123.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

124.	The books of account shall be kept at such place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

125.	The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorised by the Directors or by the Company by Ordinary Resolution.

126.	Subject to the requirements of applicable law and the applicable rules of the Designated Stock Exchange, the accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Company by Ordinary Resolution or failing any such determination by the Directors or failing any determination as aforesaid shall not be audited.

ANNUAL RETURNS AND FILINGS

127.	The Board shall make the requisite annual returns and any other requisite filings in accordance with the Companies Law.

AUDIT

128.	The Directors may appoint an Auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

129.	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

130.	Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next special meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any time during their term of office, upon request of the Directors at any general meeting of the Members.

THE SEAL

131.	The Seal of the Company shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more persons as the Directors may appoint for the purpose and every person as aforesaid shall sign every instrument to which the Seal of the Company is so affixed in their presence.

132.	The Company may maintain a facsimile of its Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such person or persons as the Directors shall for this purpose appoint and such person or persons as aforesaid shall sign every instrument to which the facsimile Seal of the Company is so affixed in their presence.

133.	Notwithstanding the foregoing, a Director shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

CAPITALISATION OF PROFITS

134.	Subject to the Statutes and these Articles, the Board may, with the authority of an Ordinary Resolution:

(a)	resolve to capitalise an amount standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)	appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on shares held by them respectively; or

(ii)	paying up in full unissued shares or debentures of a nominal amount equal to that sum,

and allot the shares or debentures, credited as fully paid, to the Members (or as they may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued shares to be allotted to Members credited as fully paid;

(c)	make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit;

(d)	authorise a person to enter (on behalf of all the Members concerned) an agreement with the Company providing for either:

(i)	the allotment to the Members respectively, credited as fully paid, of shares or debentures to which they may be entitled on the capitalisation, or

(ii)	the payment by the Company on behalf of the Members (by the application of their respective operations of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing shares, an agreement made under the authority being effective and binding on all those Members; and

(e)	generally do all acts and things required to give effect to the resolution.

135.	Notwithstanding any provisions in these Articles, the Directors may resolve to capitalise an amount standing to the credit of reserves (including the share premium account, capital redemption reserve and profit and loss account) or otherwise available for distribution by applying such sum in paying up in full unissued Shares to be allotted and issued to:

(a)	employees (including Directors) or service providers of the Company or its Affiliates upon exercise or vesting of any options or awards granted under any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or the Members;

(b)	any trustee of any trust or administrator of any share incentive scheme or employee benefit scheme to whom shares are to be allotted and issued by the Company in connection with the operation of any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or Members; or

(c)	any depositary of the Company for the purposes of the issue, allotment and delivery by any depositary to employees (including Directors) or service providers of the Company or its Affiliates upon exercise or vesting of any options or awards granted under any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or the Members.

NOTICES

136.	Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognised courier service, fees prepaid, addressed to the Member at his address as appears in the Register of Members or, to the extent permitted by all applicable laws and regulations, by electronic means by transmitting it to any electronic number or address or website supplied by the Member to the Company or by placing it on the Company’s Website. In the case of joint holders of a share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

137.	Notices posted to addresses outside the Cayman Islands shall be forwarded by prepaid airmail.

138.	Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

139.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five calendar days after the time when the letter containing the same is posted (in proving such service it shall be sufficient to prove that the letter containing the notice or document was properly addressed and duly posted to the courier);

(b)	facsimile, shall be deemed to have been served upon confirmation of receipt;

(c)	recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service and in proving such service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly delivered to the courier; or

(d)	electronic means as provided herein shall be deemed to have been served and delivered on the day following that on which it is successfully transmitted or at such later time as may be prescribed by any applicable laws or regulations.

140.	Any notice or document delivered or sent to any Member in accordance with the terms of these Articles shall notwithstanding that such Member be then dead or bankrupt or being wound-up, and whether or not the Company has notice of his death or bankruptcy or winding-up, be deemed to have been duly served in respect of any share registered in the name of such Member as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

141.	Notice of every general meeting shall be given to:

(a)	all Members who have supplied to the Company an address for the giving of notices to them;

(b)	every person entitled to a share in consequence of the death or bankruptcy of a Member, who but for his death or bankruptcy would be entitled to receive notice of the meeting; and

(c)	each Director and alternate Director.

No other person shall be entitled to receive notices of general meetings.

INFORMATION

142.	No Member shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which, in the opinion of the Board would not be in the interests of the Members of the Company to communicate to the public.

143.	The Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its members including, without limitation, information contained in the Register of Members and transfer books of the Company and as applicable by Statute.

INDEMNITY

144.	Every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other officer for the time being and from time to time of the Company (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, willful default or fraud, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

145.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company; or

(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)	for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, willful default or fraud.

FINANCIAL YEAR

146.	Unless the Directors otherwise prescribe, the financial year of the Company shall end on December 31st in each year and shall begin on January 1st in each year.

WINDING UP

147.	Subject to these Articles, if the Company shall be wound up the liquidator may, with the sanction of an Ordinary Resolution of the Company, divide amongst the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction shall think fit, but so that no Member shall be compelled to accept any shares or other securities whereon there is any liability.

148.	If the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION AND
NAME OF COMPANY

149.	Subject to Article 9(d), the Company may at any time and from time to time by Special Resolution alter or amend these Articles or the Memorandum of Association of the Company, in whole or in part, or change the name of the Company.

REGISTRATION BY WAY OF CONTINUATION

150.	Subject to Article 9(d), the Company may by Ordinary Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

DISCLOSURE

151.	The Directors, or any service providers (including the officers, the Secretary and the registered office agent of the Company) specifically authorised by the Directors, shall be entitled to disclose to any regulatory or judicial authority any information regarding the affairs of the Company including without limitation information contained in the Register and books of the Company.

ANNEX E

FORM OF 2018 EQUITY INCENTIVE PLAN

KAIXIN AUTO HOLDINGS

2018 Equity Incentive Plan

The Kaixin Auto Holdings 2018 Equity Incentive Plan (the “Plan”) was adopted by the Sole Director of Kaixin Auto Holdings, an exempted company with limited liability incorporated in Cayman Islands (the “Company”) under the applicable laws and regulations of that jurisdiction.

ARTICLE 1

PURPOSE

The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase the value of the Company and its Subsidiaries by (a) encouraging the long-term commitment of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries; (b) motivating performance of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries by means of long-term performance related incentives; (c) encouraging and providing Employees, Consultants, and Outside Directors of the Company and its Subsidiaries with an opportunity to obtain an ownership interest in the Company; (d) attracting and retaining outstanding Employees, Consultants, and Outside Directors by providing incentive compensation opportunities; and (e) enabling participation by Employees, Consultants, and Outside Directors in the long-term growth and financial success of the Company and its Subsidiaries.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

“Award” means the grant of any Incentive Share Option, Nonqualified Share Option, Restricted Shares or Restricted Share Units whether granted singly or in combination (each individually referred to herein as an “Incentive”).

“Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

“Award Period” means the period set forth in the Award Agreement with respect to a Share Option during which the Share Option may be exercised, which shall commence on the Date of Grant and expire at the time set forth in the Award Agreement.

“Board” means the board of directors of the Company at a time when there are at least two (2) directors serving at the same time or the Sole Director at a time when there is only one (1) director serving.

“Change of Control” means any of the following: (i) Continuing Directors cease to constitute at least fifty percent (50%) of the members of the Board; (ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iii) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company’s Ordinary Shares would be converted into cash, securities or other property; or (iv) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; provided, however, that a transaction described in clause (iii) or (iv) shall not constitute a Change in Control hereunder if after such transaction (I) Continuing Directors constitute at least fifty percent (50%) of the members of the Board of Directors of the continuing, surviving or acquiring entity, as the case may be or, if such entity has a parent entity directly or indirectly holding at least a majority of the voting power of the voting securities of the continuing, surviving or acquiring entity, Continuing Directors constitute at least fifty percent (50%) of the members of the Board of Directors of the entity that is the ultimate parent of the continuing, surviving or acquiring entity, and (II) the continuing, surviving or acquiring entity (or the ultimate parent of such continuing, surviving or acquiring entity) assumes all outstanding Awards granted under this Plan.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan or, in the case no such committee is appointed, the Board.

“Company” means Kaixin Auto Holdings, an exempted company with limited liability incorporated in Cayman Islands (the “Company”) under the applicable laws and regulations of that jurisdiction, and any successor entity.

“Consultant” means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

“Continuing Director(s)” means the Sole Director at the date of this Plan or Board members who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s shareholders was approved by a vote of a majority of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved.

“Corporation” means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing a majority of the total combined voting power of all classes of shares in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a Corporation if it satisfies the definition of a corporation under Section 7701 of the Code.

“Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

“Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

“Equity Securities” means the Ordinary Shares, the Preferred Shares, any securities having voting rights in the election of the Board not contingent upon default, any securities evidencing an ownership interest in the Company, any securities convertible into or exercisable for any shares of the foregoing, and any agreement or commitment to issue any of the foregoing.

“Fair Market Value” means, as of a particular date, (a) if the Ordinary Shares are listed on a national securities exchange, the closing sales price per Ordinary Share on the consolidated transaction reporting system for the principal securities exchange for the Ordinary Shares on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the Ordinary Shares are not so listed or quoted, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Ordinary Shares.

“Immediate Family” shall have the meaning as such term is defined in SEC Rule 16a1(e) promulgated under the Exchange Act.

“Incentive Share Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

“Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

“Nonpublicly Traded” means not listed on a national securities exchange.

“Nonqualified Share Option” means a stock option granted pursuant to this Plan which does not satisfy the requirements of Section 422 of the Code.

“Option Price” means the price which must be paid by a Participant upon exercise of a Share Option to purchase one Ordinary Share.

“Ordinary Share” means the Ordinary Shares which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the Ordinary Shares of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

“Outside Director” means a director of the Company who is not an Employee.

“Participant” shall mean an Employee, Consultant, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

“Permitted Transferee” means a Shareholder who acquires shares through one or more of the following transfers: (a) any transfer of Equity Securities by a Shareholder to such Shareholders’ Relative or to a trust for their benefit, provided that all of the beneficial interests in such trust are owned or controlled by such Shareholder; (b) any transfer of Equity Securities by a Shareholder to its Affiliate.

“Plan” means this Kaixin Auto Holdings 2018 Equity Incentive Plan, as amended from time to time.

“PRC” means the People’s Republic of China and, for the purposes of this Plan only, excludes the Special Administrative Region of Hong Kong, the Special Administrative Region of Macau, and Taiwan area.

“Relative” of a natural person means any spouse of such person and any parent, child, grandparent, grandchild, sibling, uncle, aunt, nephew, niece or great-grandparent of such person or such spouse.

“Restricted Share” means Ordinary Shares issued or transferred to a Participant pursuant to Section 6.5 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

“Restricted Share Unit” means the unfunded and unsecured right granted to a Participant pursuant to Section 6.6 of this Plan to receive a Share at a future date.

“Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

“Share Option” means a Nonqualified Share Option or an Incentive Share Option.

“Sole Director” means the director of the Company when there is only one director serving at any given time.

“Subsidiary” means (i) any Corporation (as defined herein), (ii) any limited partnership, if the Company or any Corporation owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any Corporation or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such Corporations, limited partnerships, partnerships or limited liability companies.

“Termination of Service” occurs when a Participant who is an Employee or a Consultant of the Company or any Subsidiary shall cease to serve as an Employee or Consultant of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason.

“Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Share Option, Total and Permanent Disability shall have the meaning given it under the rules governing incentive stock options under the Code.

ARTICLE 3

ADMINISTRATION

Subject to the terms of this Article 3, the Plan shall be administered by the Sole Director or the Board as the case may be, or by such committee of the Board as is designated by resolution of the Board to administer the Plan (the “Committee”).

The Committee shall consist of not fewer than two (2) persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Sole Director or the Board as the case may be at that time.

The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination. All decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan and (v) implement any procedures or steps or additional or different requirements as may be necessary to comply with any relevant laws of the PRC that may be applicable to this Plan, any Award pursuant to this Plan or any related documents, including but not limited to foreign exchange laws, tax laws and securities law of the PRC. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Outside Director, or Consultant of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Share Options.

The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Outside Director, or Consultant of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.

Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Outside Directors, or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 hereof, the maximum number of Ordinary Shares that may be delivered pursuant to Awards granted under this Plan is 140,000,000. As required under U.S. Treasury Regulation Section 1.422-2(b)(3)(i), in no event will the number of Ordinary Shares that may be delivered pursuant to Incentive Share Options granted under this Plan exceed 140,000,000.

Shares to be issued may be made available from authorized but unissued Ordinary Shares, Ordinary Shares held by the Company in its treasury, or Ordinary Shares purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of Ordinary Shares that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. Subject to Section 5.2(c) of this Plan, if, and to the extent:

(a) A Share Option or a Restricted Share Unit shall expire or terminate for any reason without having been exercised or settled in full, or in the event that a Share Option or a Restricted Share Unit is exercised or settled in a manner such that some or all of the Ordinary Shares relating to the Share Option or the Restricted Share Unit are not issued to the Participant (or beneficiary) (including as the result of the use of shares for withholding taxes), the Ordinary Shares subject thereto which have not become issued and outstanding shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; in addition, with respect to any share-for-share exercise or cashless exercise pursuant to Section 8.3 of this Plan or otherwise, only the “net” shares issued shall be deemed to have become issued and outstanding for purposes of the Plan as a result thereof.

(b) If Restricted Shares under the Plan are repurchased for any reason, such Restricted Shares shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; provided, however, that if any dividends paid with respect to Restricted Shares were paid to the Participant prior to the repurchase thereof, such shares shall not be reused for grants or awards.

(c) In no event shall the number of Ordinary Shares subject to Incentive Share Options exceed, in the aggregate, twenty percent (20%) of the authorized Ordinary Shares plus shares subject to Incentive Share Options which are forfeited or terminated, or expire unexercised.

ARTICLE 6

GRANT OF AWARDS

6.1 In General. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years after the date of adoption of this Plan. The Plan shall be submitted to the Company’s shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval. Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

6.2 Share Options. The grant of an Award of Share Options shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth: (i) the Incentive or Incentives being granted, (ii) the total number of Ordinary Shares subject to the Incentive(s), (iii) the Option Price, (iv) the Award Period, (v) the Date of Grant, and (vi) such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.

6.3 Option Price. The Option Price for any Ordinary Shares which may be purchased under a Nonqualified Share Option for any Ordinary Shares may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant.

The Option Price for any Ordinary Shares which may be purchased under an Incentive Share Option must be at least equal to the Fair Market Value of the share on the Date of Grant. If an Incentive Share Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of shares of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Ordinary Shares on the Date of Grant.

Notwithstanding the foregoing, the Option Price for any Ordinary Shares which may be purchased under any Share Option shall not be less than the par value of the Ordinary Shares.

6.4 Maximum Incentive Share Option Grants. The Committee may not grant Incentive Share Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Ordinary Shares with respect to which Incentive Share Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Share Option granted under this Plan which is designated as an Incentive Share Option exceeds this limit or otherwise fails to qualify as an Incentive Share Option, such Share Option (or any such portion thereof) shall be a Nonqualified Share Option. In such case, the Committee shall designate which shares will be treated as Incentive Share Option shares by causing the issuance of a separate share certificate and identifying such shares as Incentive Share Option shares on the Company’s share transfer records.

6.5 Restricted Shares. If Restricted Shares are granted to or received by a Participant under an Award (including a Share Option), the Committee shall set forth in the related Award Agreement: (i) the number of Ordinary Shares awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Shares, (iii) the time or times within which such Award may be subject to repurchase, (iv) specified performance goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Shares, which shall be consistent with this Plan. The provisions of Restricted Shares need not be the same with respect to each Participant. If the Committee establishes a purchase price for an Award of Restricted Shares, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(a) Legend on Shares. Each Participant who is awarded or receives Restricted Shares shall be issued a share certificate or certificates in respect of such Ordinary Shares. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, substantially as provided in Section 15.11 of the Plan.

The Committee may require that the share certificates evidencing Restricted Shares be held in custody by the Company until the restrictions thereon shall have lapsed.

(b) Restrictions and Conditions. Restricted Shares shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign Restricted Shares. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon. Certificates for Ordinary Shares free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without repurchase in respect of such Ordinary Shares. Certificates for the Ordinary Shares repurchased under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Shares, shall irrevocably grant to the Company a power of attorney to consent to the repurchase of any shares to the Company and agrees to execute any documents requested by the Company in connection with such repurchase, and (y) such provisions regarding returns and transfers of share certificates with respect to repurchased Ordinary Shares shall be specifically performable by the Company in a court of equity or law.

(iii) The Restriction Period of Restricted Shares shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Shares, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the non-vested Restricted Shares shall be repurchased by the Company from the Participant. In the event a Participant has paid any consideration to the Company for such repurchased Restricted Shares, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to pay to the Participant, as soon as practicable after the event causing repurchase, in cash an amount equal to the lesser of the total consideration paid by the Participant for such repurchased shares or the Fair Market Value of such repurchased shares as of the date of Termination of Service, as the Committee in its sole discretion shall select. Upon any repurchase, all rights of a Participant with respect to the repurchased Restricted Shares shall cease and terminate, without any further obligation on the part of the Company.

6.6 Restricted Share Units. The Committee, at any time and from time to time, may grant Restricted Share Units to Participants as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Restricted Share Units to be granted to each Participant.

(a) Restricted Share Units Award Agreement. Each Award of Restricted Share Units shall be evidenced by an Award Agreement that shall specify any vesting conditions, the number of Restricted Share Units granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

(b) Performance Objectives and Other Terms. The Committee, in its discretion, may set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Restricted Share Units that will be paid out to the Participants.

(c) Form and Timing of Payment of Restricted Share Units. At the time of grant, the Committee shall specify the date or dates on which the Restricted Share Units shall become fully vested and nonforfeitable. Upon vesting, the Committee, in its sole discretion, may pay Restricted Share Units in the form of cash, in Shares or in a combination thereof.

(d) Forfeiture/Repurchase. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Share Units that are at that time unvested shall be forfeited or repurchased in accordance with the Award Agreement; provided, however, the Committee may (i) provide in any Restricted Share Unit Award Agreement that restrictions or forfeiture and repurchase conditions relating to Restricted Share Units will be waived in whole or in part in the event of terminations resulting from specified causes, and (ii) in other cases waive in whole or in part restrictions or forfeiture and repurchase conditions relating to Restricted Share Units.

6.7 Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than one percent (1%) of the authorized Ordinary Shares.

ARTICLE 7

AWARD PERIOD; VESTING

7.1 Award Period.

(a) Subject to the other provisions of this Plan, the Committee shall specify in the Award Agreement the Award Period for a Share Option. No Share Option granted under the Plan may be exercised at any time after the end of its Award Period. The Award Period for any Share Option shall be no more than ten (10) years from the Date of Grant of the Share Option. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of shares of the Company (or any parent or Subsidiary) and an Incentive Share Option is granted to such Employee, the Award Period of such Incentive Share Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

(b) In the event of Termination of Service of a Participant, the Award Period for a Share Option shall be reduced or terminated in accordance with the Award Agreement.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8

EXERCISE OF INCENTIVE

8.1 In General. The Committee, in its sole discretion, may determine that a Share Option will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If a Share Option is exercisable prior to the time it is vested, the Ordinary Shares obtained on the exercise of the Share Option shall be Restricted Shares which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Share Option may be exercised. No Share Option may be exercised for a fractional Ordinary Share. The granting of a Share Option shall impose no obligation upon the Participant to exercise that Share Option.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or Ordinary Shares be issued pursuant to an Award if a necessary listing or quotation of the Ordinary Shares on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Share Option.

(a) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Share Option may be exercised by the delivery of written notice to the Committee setting forth the number of Ordinary Shares with respect to which the Share Option is to be exercised and the date of exercise thereof (the “Exercise Date”), which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.

On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable in any one of the following methods: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) the surrender of Ordinary Shares (including Restricted Shares) owned by the Participant on the Exercise Date, valued at their Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) if the Ordinary Shares are no longer Nonpublicly Traded, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Ordinary Shares purchased upon exercise of the Share Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

In the event that Restricted Shares are tendered as consideration for the exercise of a Share Option, a number of Ordinary Shares issued upon the exercise of the Share Option equal to the value of Restricted Shares used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Shares so tendered.

The Committee may take all actions necessary to alter the method of exercise of the Share Option and the exchange and transmittal of proceeds with respect to Participants who are residents in the PRC in order to comply with applicable PRC foreign exchange and tax regulations and any other applicable PRC laws and regulations.

(b) Issuance of Certificate. Except as otherwise provided in Section 6.5 hereof (with respect to Restricted Shares) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Ordinary Shares then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Share Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Share Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code.

The obligation of the Company to deliver Ordinary Shares shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Share Option or the Ordinary Shares upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Share Option or the issuance or purchase of Ordinary Shares thereunder, the Share Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(c) Failure to Pay. If the Participant fails to pay for any of the Ordinary Shares specified in such notice or fails to accept delivery thereof, the Participant’s Share Option and right to purchase such Ordinary Shares may be forfeited by the Company.

8.4 Disqualifying Disposition of Incentive Share Option. If Ordinary Shares acquired upon exercise of an Incentive Share Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Share Option or one (1) year from the transfer of Ordinary Shares to the Participant pursuant to the exercise of such Share Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Share Option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on February 1, 2028, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Ordinary Shares, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Ordinary Shares or other securities of the Company, issuance of warrants or other rights to purchase Ordinary Shares or other securities of the Company, or other similar corporate transaction or event affects the Ordinary Shares such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Ordinary Shares (or the securities or property) which thereafter may be made the subject of Awards,(ii) the number of shares and type of Ordinary Shares (or other securities or property) subject to outstanding Awards,(iii) the number of shares and type of Ordinary Shares (or other securities or property) specified as the annual per-participant limitation under Section 6.6 of the Plan, (iv) the number of shares and type of Ordinary Shares (or other securities or property) specified as the annual per-participant limitation under Section 6.6 of the Plan, (v) the Option Price of each outstanding Award, and (v) the amount, if any, the Company pays for forfeited Ordinary Shares in accordance with Section 6.5; provided, however, that the number of Ordinary Shares (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award.

Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Share Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference shares ranking prior to or otherwise affecting the Ordinary Shares or the rights thereof (or any rights, options, or warrants to purchase the same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of Ordinary Shares subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each Ordinary Share subject to the unexercised portions of outstanding Share Options, that number of shares of each class of shares or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each Ordinary Share held by them, such outstanding Share Options to be thereafter exercisable for such shares, securities, cash, or property in accordance with their terms.

Notwithstanding the foregoing, however, all Share Options may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange, or any dissolution or liquidation of the Company, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the Ordinary Shares (whether or not vested) subject to such outstanding Share Options.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each Ordinary Share of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Ordinary Share of the Company.

If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices then in effect with respect to each Share Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the Company’s Ordinary Shares (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the Ordinary Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 Nonpublicly Traded Ordinary Shares. In the event a Participant receives, as Restricted Shares or pursuant to the exercise of a Share Option, Ordinary Shares that are Nonpublicly Traded (as defined herein), the Committee may impose restrictions and conditions on the transfer or other disposition of those shares. The restrictions and conditions may be reflected in the Award Agreement or in a separate shareholders’ agreement.

15.3 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.4 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.5 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.6 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue Ordinary Shares under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which Ordinary Shares are quoted or traded; and, as a condition of any sale or issuance of Ordinary Shares under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver Ordinary Shares, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.7 Lock-up Agreement. The Company may require that an Award Agreement include a provision requiring a Participant to agree that in connection with an underwritten public offering of Ordinary Shares, upon the request of the Company or the principal underwriter managing such public offering, no Ordinary Shares received by the Participant under such Award Agreement may be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine, if all of the Company’s directors and officers agree to be similarly bound. The obligations under this Section 15.7 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company’s initial public offering, provided, however, that this Section 15.7 shall cease to apply to any such Ordinary Shares sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of the applicable Award Agreement.

15.8 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any federal, state, or local taxes required by law (including taxes in the PRC where applicable) to be withheld with respect to such payments. The Participant receiving Ordinary Shares issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Ordinary Shares (including the sale of Ordinary Shares as may be required to comply with foreign exchange rules in the PRC for Participants resident in the PRC).

Notwithstanding the foregoing, in the event of an assignment of a Nonqualified Share Option pursuant to Section 15.9, the Participant who assigns the Nonqualified Share Option shall remain subject to withholding taxes upon exercise of the Nonqualified Share Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder.

Such payments shall be required to be made prior to the delivery of any certificate representing such Ordinary Shares. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (ii) the actual delivery by the exercising Participant to the Company of Ordinary Shares that the Participant has not acquired from the Company within six months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) the Company’s withholding of a number of shares to be delivered upon the exercise of the Share Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).

15.9 No Transferability; Limited Exception to Transfer Restrictions.

(a) Limits on Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 15.9, by applicable law and by the Award Agreement, as the same may be amended:

(i) all Awards are nontransferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

(ii) Awards will be exercised only by the Participant; and

(iii) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of), and, in the case of Shares, registered in the name of, the Participant.

In addition, the shares shall be subject to the restrictions set forth in the applicable Award Agreement.

(b) Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 15.9(a) will not apply to:

(i)     transfers to the Company or a Subsidiary;

(ii)    the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; or

(iii)   if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s duly authorized legal representative; or

(iv)  subject to the prior approval of the Committee or an executive officer or director of the Company authorized by the Committee, transfer, by gift or other means, to one or more natural persons who are the Participant’s Immediate Family or entities owned and controlled by the Participant and/or the Participant’s Immediate Family, including but not limited to trusts or other entities whose beneficiaries or beneficial owners are the Participant and/or the Participant’s Immediate Family, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee or may establish. Any permitted transfer shall be subject to the condition that the Committee receives evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and on a basis consistent with the Company’s lawful issue of securities.

Notwithstanding anything else in this Section 15.9(b) to the contrary, but subject to compliance with all Applicable Laws, Incentive Share Options, Restricted Shares and Restricted Share Units will be subject to any and all transfer restrictions under the Code applicable to such Awards or necessary to maintain the intended tax consequences of such Awards.

15.10 Use of Proceeds. Proceeds from the sale of Ordinary Shares pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.11 Legend. Each certificate representing Restricted Shares issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of these shares is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares evidenced by this certificate are subject to and transferrable only in accordance with that certain Kaixin Auto Holdings 2018 Equity Incentive Plan, a copy of which is on file at the principal office of the Company. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Ordinary Shares issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company.

PROXY

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF

CM SEVEN STAR ACQUISITION CORPORATION

TO BE HELD ON APRIL 24, 2019

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of CM Seven Star Acquisition Corporation, a Cayman Islands company (“CM Seven Star”), hereby appoints Sing Wang and Stephen N. Cannon (each, a “Proxy” and collectively, the “Proxies”), or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all ordinary shares, par value $0.0001 per share, of CM Seven Star (the “Ordinary Shares”) which the undersigned may be entitled to vote at the annual general meeting of shareholders of CM Seven Star to be held on April 24, 2019 at 10:00 a.m., Eastern time, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and at any adjournments or postponements thereof. Such Ordinary Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, AND “FOR” PROPOSAL 7. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY

IN THE ENCLOSED ENVELOPE

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: þ

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 and 7.

PROPOSAL 1:	To approve the Share Exchange Agreement, dated as of November 2, 2018, by and among CM Seven Star, Kaixin Auto Group (“Kaixin”) and Renren Inc. (the “Seller”) and the transactions contemplated thereunder, including but not limited to CM Seven Star’s acquisition of all of the issued and outstanding shares and any other equity interests of Kaixin from the Seller, as provided for in the Share Exchange Agreement, and the consideration paid to the Seller and the earn-out consideration by way of new issue of ordinary shares credited as fully paid in accordance with the Share Exchange Agreement, or the “Business Combination.” This proposal is referred to as the “Business Combination Proposal.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 2:	To approve increase in the number of authorized ordinary shares of CM Seven Star to 500,000,000 and removal of the class of preferred shares. This proposal is referred to as the “Authorized Share Increase Proposal.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3:	To approve as a special resolution the change of CM Seven Star’s name to Kaixin Auto Holdings and the adoption of the Second Amended and Restated Memorandum and Articles of Association of CM Seven Star as further described in the definitive proxy statement. This proposal is referred to as the “Amendment Proposal.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4:	To approve the issuance of more than 20% of the issued and outstanding ordinary shares of CM Seven Star pursuant to the terms of the Share Exchange Agreement, as required by Nasdaq Listing Rules 5635(a) and (d). This proposal is referred to as the “Nasdaq Proposal.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 5:	To approve the 2018 CM Seven Star Equity Incentive Plan. This proposal is referred to as the “Equity Incentive Plan Proposal.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

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PROPOSAL 6:	To elect the directors of CM Seven Star, each to serve for a term of one year and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Election Proposal.”

☐ FOR all nominees listed below (except as indicated)	☐ AGAINST all nominees listed below	☐ ABSTAIN

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Anthony Ho

Sing Wang

Stephen N. Cannon

Jiong Shao

Michele Smith

PROPOSAL 7:	To approve the adjournment of the annual general meeting in the event CM Seven Star does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy is revocable and the undersigned may revoke it at any time prior to the Annual General Meeting of Shareholders by giving written notice of such revocation to the Secretary of CM Seven Star prior to the Annual General Meeting of Shareholders or by filing with the Secretary of CM Seven Star prior to the Annual General Meeting of Shareholders a later-dated proxy. Should the undersigned be present and want to vote in person at the Annual General Meeting of Shareholders, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of CM Seven Star on a form provided at the Annual General Meeting of Shareholders.

To change the address on your account, please check the box and indicate your new address in the address space provided below:

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SHAREHOLDER’S SIGNATURE

Signature of Shareholder	_____________________________	Date	_________________

Address	_____________________________ _____________________________ _____________________________
Signature of Shareholder	_____________________________	Date	_________________

Address	_____________________________ _____________________________ _____________________________

Note:  Please sign exactly as your name or names appear on this proxy. When Ordinary Shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

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